UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Frederick C. Castellani 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1. Reports to Stockholders.

MassMutual
Select Funds

Annual Report

December 31, 2007

insure invest retire

Retirement Services

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MassMutual Select Strategic Bond Fund	111

MassMutual Select Strategic Balanced Fund	120

MassMutual Select Diversified Value Fund	129

MassMutual Select Fundamental Value Fund	132

MassMutual Select Value Equity Fund	135

MassMutual Select Large Cap Value Fund	138

MassMutual Select Indexed Equity Fund	141

MassMutual Select Core Opportunities Fund	148

MassMutual Select Blue Chip Growth Fund	150

MassMutual Select Diversified Growth Fund	153

MassMutual Select Large Cap Growth Fund	156

MassMutual Select Aggressive Growth Fund	158

MassMutual Select NASDAQ-100® Fund	160

MassMutual Select Focused Value Fund	163

MassMutual Select Mid-Cap Value Fund	166

MassMutual Select Small Cap Value Equity Fund	168

MassMutual Select Small Company Value Fund	175

MassMutual Select Small Cap Core Equity Fund	180

MassMutual Select Mid Cap Growth Equity Fund	186

MassMutual Select Mid Cap Growth Equity II Fund	190

MassMutual Select Small Cap Growth Equity Fund	196

MassMutual Select Small Company Growth Fund	201

MassMutual Select Emerging Growth Fund	205

MassMutual Select Diversified International Fund	208

MassMutual Select Overseas Fund	211

MassMutual Select Destination Retirement Income Fund	214

MassMutual Select Destination Retirement 2010 Fund	215

MassMutual Select Destination Retirement 2020 Fund	216

MassMutual Select Destination Retirement 2030 Fund	217

MassMutual Select Destination Retirement 2040 Fund	218

MassMutual Select Destination Retirement 2050 Fund	219

Statement of Assets and Liabilities	220

Statement of Operations	236

Statement of Changes in Net Assets	244

Financial Highlights	260

Notes to Financial Statements	339

Report of Independent Registered Public Accounting Firm	393

Trustees and Officers (Unaudited)	394

Federal Tax Information (Unaudited)	397

Other Information (Unaudited)	398

This material must be preceded or accompanied by a current prospectus for the MassMutual Select Funds. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MassMutual Select Funds Report – President's Letter to Shareholders

To Our Shareholders

December 31, 2007

Frederick C. Castellani

The events of 2007 presented investors with numerous challenges. In our view, current market conditions underscore how critical it is to maintain a disciplined focus on a long-term investment strategy. Financial professionals recommend that investment strategies align with an individual's risk tolerance, financial goals and time horizon – employing diversification based on these factors. Given the difficulty of predicting future market conditions, developing and maintaining an appropriate investment strategy is key during periods of market volatility.

2007's challenging environment

For the 12 months ended December 31, 2007, equities and bonds both advanced, although domestic equities stumbled toward the end of the year. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, returned 6.43% for the 12-month period and the S&P 500® Index, a measure of U.S. large-cap stock performance, gained 5.49%. The leader in the U.S. equity markets was the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which advanced 9.81%. In foreign developed equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperformed most of its U.S. counterparts with its 11.17% return. In the fixed-income arena, the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, advanced 6.97%.*

Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow declined slightly; conversely, the S&P 500 Index and the NASDAQ each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks – helping drive the strong performance of the MSCI EAFE Index. Investor concerns about the weak housing market and subprime lender problems caused higher-quality bond prices to rally and yields to ease. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In this environment, the Lehman Brothers Aggregate Bond Index posted a positive return for the first quarter of 2007.

Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. Performance was mixed among fixed-income categories, but investors favored shorter-term bonds.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. In the bond marketplace, growing concerns about a weakening economy triggered a decline in bond yields and boosted prices, helping the Lehman Brothers Aggregate Bond Index advance for the quarter.

The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MassMutual Select Funds Report – President's Letter to Shareholders (Continued)

this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter. In this environment, higher-quality bonds performed well amid growing concerns about a slowing economy and even a possible recession in the United States. In the end, the Lehman Brothers Aggregate Bond Index advanced 3.00% for the quarter.

A look back at 2007 as we head into 2008

Above all, 2007 was a year in which the subprime mortgage situation developed from a concern into a full-blown crisis. There had been speculation for some time that many subprime mortgages, with their low teaser interest rates scheduled to reset at much higher levels, were a potential threat to borrowers and, by extension, those who invested in securities backed by those loans. The dangers of subprime borrowing didn't seem to grab investors' attention, however, until the situation got bad enough to damage the earnings of some of Wall Street's largest and strongest blue-chip financial companies – such as Bear Stearns, Citigroup, Merrill Lynch, Morgan Stanley and Wachovia. Fourth-quarter profit projections for S&P 500 companies as a group swung from an 11.5% gain at the beginning of October 2007 to a 6.1% drop as of December 31, 2007, mainly due to the deteriorating environment in the financial sector. This movement represented the largest quarterly shift since 1999, according to Reuters Estimates.

Outlook

While the fourth-quarter earnings outlook was scaled back considerably, consensus estimates for 2008 remained upbeat, particularly for the second half of the year. Those forecasts assume that the economy will avoid a recession, in part because of an accommodative Fed. While the Fed has demonstrated its willingness to lower interest rates in order to head off a recession, inflationary pressures could limit the central bank's choices going forward. We are cautious, but the truth is that we cannot predict when recessions will occur. It is also true that stocks can perform well during a slowdown as long as economic activity doesn't decelerate too much. Given the difficulty of predicting future market conditions, MassMutual believes it makes good sense to stay invested for the long term, according to a plan that fits an investor's risk tolerance and time horizon.

Frederick C. Castellani
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/08 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Strategic Bond Fund – and who are the Fund's sub-advisers?

  The Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund's sub-advisers are Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML). WAML manages the non-U.S. dollar-denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2007?

  The Fund's Class S shares returned 4.32%, trailing the 6.97% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?

  In the fixed-income markets, short- and intermediate-term interest rates fell in the first quarter, as the economy proved to be somewhat weaker than expected, while long-term interest rates edged higher as inflation expectations rose. The yield disparities ("spreads") between corporate bonds and other non-Treasuries ("credits") and U.S. Treasuries jumped during the quarter, but lower-quality bonds and emerging market debt generally outperformed. In the second quarter of 2007, short-term interest rates rose more than long-term rates as the market recalibrated its expectations of future Federal Reserve ("Fed") policy, leaving the yield curve almost flat with a modestly positive slope. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.

Despite the Fed's unexpectedly aggressive move to lower short-term interest rates from 5.25% to 4.75% at their September 18 meeting, on balance the third quarter of 2007 was marked by a significant reduction in liquidity, a sharp rise in spreads across the board, a pronounced bullish steepening of the yield curve and a sharp pickup in volatility. Market calm was shattered as the progressive deterioration of the U.S. housing market led to the collapse of hedge funds that had taken on highly leveraged exposure to subprime mortgage securities. The Fed's action helped calm the markets, but at the cost of undermining confidence in the dollar. Turning to the final quarter of 2007, the two-year Treasury yield declined 0.94%, while the 10-year Treasury yield declined 0.56%, representing a powerful rally in the Treasury market. Despite a clear hesitancy to use further monetary stimulus, the Fed was forced to further cut the federal funds rate by a cumulative 0.50% in the fourth quarter, bringing the target funds rate to 4.25% as 2007 wound down.

What factors contributed to the Fund's performance?

  During the first quarter of 2007, the portfolio's overweight position in the mortgage-backed securities sector added to returns, as spreads stabilized and volatility subsided. The Fund's underweight exposure to investment-grade credits was also a plus, as that sector underperformed. On the other hand, an overweight position in lower-quality credits hampered returns, since they underperformed as spreads widened. Yield spreads widened significantly in the second quarter of 2007; consequently, the Fund's overweight exposure in the mortgage-backed securities sector proved to be a drag on performance. Underweight exposure to investment-grade credits also detracted a bit, as that sector outperformed. However, spreads remained relatively stable – so the Fund's overweight position in lower-quality credits contributed to returns.

In the third quarter of 2007, a sudden and significant widening of spreads caused virtually all non-Treasury holdings to underperform, at a time when the portfolio's Treasury holdings were minimal. An overweight position in the mortgage-backed sector suffered from wider spreads and sharply higher volatility. The Fund's overweight position in lower-quality corporates and high-yield holdings detracted from results, as spreads soared. In emerging markets bonds, wider spreads led to general underperformance for dollar-denominated issues, but local currency-denominated issues delivered positive returns. The Fund's emphasis on shorter maturities was rewarded as the yield curve steepened.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Finally, in the fourth quarter of 2007, overweight exposure to the mortgage-backed sector detracted significantly from Fund returns, as spreads widened and volatility surged. An emphasis on lower-quality credits was also a large negative factor, as spreads spiked higher in the wake of the subprime lending crisis.

What is your outlook?

  Recent performance of corporate bonds has implied a higher probability of default compared to previous periods of economic uncertainty. We feel that this is a direct result of the liquidity crisis and of the efforts of investors to de-leverage their balance sheets, regardless of fundamental value. We are, therefore, maintaining exposure to select lower-quality corporate issues. As 2008 began, the Fund's largest sector overweight in the fixed-income portfolio remained in mortgage-backed securities, particularly agency pass-throughs, since they are insulated from default risk and have traditionally performed well during times of slowing growth.

MassMutual Select Strategic
Bond Fund

Quality Structure

(% of Net Assets) on 12/31/07

U.S. Governments, Aaa/AAA	75.2%
Aa/AA	3.4%
A	3.6%
Baa/BBB	7.7%
Ba/BB	3.3%
B/B and Below	3.9%
Other Long-Term Securities	0.7%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

MassMutual Select Strategic Bond Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 12/31/04 - 12/31/07
Class S	4.32%	3.42%
Class A	3.95%	3.09%
Class A (sales load deducted)*	(0.98)%	1.44%
Class Y	4.26%	3.39%
Class L	4.23%	3.36%
Class N	3.62%	2.77%
Class N (CDSC fees deducted)*	2.62%	2.77%
Lehman Brothers Aggregate Bond Index	6.97%	4.62%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Strategic Balanced Fund – and who are the Fund's sub-advisers?

  The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Three sub-advisers each manage their own portion of the Fund's assets. ClearBridge Advisors, LLC (ClearBridge) manages the equity component and Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) manage the fixed-income component. WAML manages the non-U.S. dollar-denominated investments of Western Asset's portion of the Fund.

How did the Fund perform during the 12 months ended December 31, 2007?

  The Fund's Class S shares returned 2.69%, underperforming the 5.14% return of the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the 6.97% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Fund also lagged the 6.53% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

What was the investment background during the period?

  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500® Index, a measure of U.S. large-cap stock performance, finished with a small advance. In the fixed-income markets, short- and intermediate-term interest rates fell in the first quarter, as the economy proved to be somewhat weaker than expected, while long-term interest rates edged higher as inflation expectations rose. The yield disparities ("spreads") between corporate bonds and other non-Treasuries ("credits") and U.S. Treasuries jumped during the quarter, but lower-quality bonds and emerging market debt generally outperformed. Most U.S. stock indexes advanced in the second quarter of 2007, with some setting records along the way. Short-term interest rates rose more than long-term rates as the market recalibrated its expectations of future Federal Reserve ("Fed") policy, leaving the yield curve almost flat with a modestly positive slope. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.

Despite the Fed's unexpectedly aggressive move to lower short-term interest rates from 5.25% to 4.75% at their September 18 meeting, on balance the third quarter of 2007 was marked by a significant reduction in liquidity, a sharp rise in spreads across the board, a pronounced bullish steepening of the yield curve and a sharp pickup in volatility. Market calm was shattered as the progressive deterioration of the U.S. housing market led to the collapse of hedge funds that had taken on highly leveraged exposure to subprime mortgage securities. The Fed's action helped calm the markets, but at the cost of undermining confidence in the dollar. Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgages crisis. Turning to the final quarter of 2007, U.S. equities traded lower, as ongoing weakness in the housing market, continued subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. The two-year Treasury yield declined 0.94%, while the 10-year Treasury yield declined 0.56%, reflecting a powerful rally in the Treasury market. Despite a clear hesitancy to use further monetary stimulus, the Fed was forced to further cut the federal funds rate by a cumulative 0.50% in the fourth quarter, bringing the target funds rate to 4.25% as 2007 wound down.

What factors contributed to the Fund's performance with respect to its stock portfolio?

  During the six-month period ended June 30, 2007, portfolio holdings in the energy and industrials sectors were substantial contributors to its relative performance. Conversely, the portfolio's investments in the financials and consumer discretionary sectors contributed the least to returns.

In the third quarter of 2007, the largest contributors to the Fund's performance were in the industrials, energy and information technology sectors. The financials, consumer discretionary and

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

health care sectors hindered the Fund's stock-related performance during the third quarter. In the final three months of 2007, the largest contributors to the Fund's stock portfolio performance were in the consumer staples, energy and telecommunication services sectors. Conversely, the financials, consumer discretionary and information technology sectors detracted the most from the Fund's equity-based performance over the fourth quarter.

What factors contributed to the Fund's performance with respect to its bond portfolio?

  During the first quarter of 2007, the portfolio's overweight position in the mortgage-backed securities sector added to returns, as spreads stabilized and volatility subsided. The Fund's underweight exposure to investment-grade credits was also a plus, as that sector underperformed. On the other hand, an overweight position in lower-quality credits hampered returns, since they underperformed as spreads widened. Yield spreads widened significantly in the second quarter of 2007; consequently, the Fund's overweight exposure in the mortgage-backed securities sector proved to be a drag on performance. Underweight exposure to investment-grade credits also detracted a bit, as that sector outperformed. However, spreads remained relatively stable – so the Fund's overweight position in lower-quality credits contributed to returns.

In the third quarter of 2007, a sudden and significant widening of spreads caused virtually all non-Treasury holdings to underperform, at a time when the portfolio's Treasury holdings were minimal. An overweight position in the mortgage-backed sector suffered from wider spreads and sharply higher volatility. The Fund's overweight position in lower-quality corporates and high-yield holdings detracted from results, as spreads soared. In emerging markets bonds, wider spreads led to general underperformance for dollar-denominated issues, but local currency-denominated issues delivered positive returns. The Fund's emphasis on shorter maturities was rewarded as the yield curve steepened. Finally, in the fourth quarter of 2007, overweight exposure to the mortgage-backed sector detracted significantly from Fund returns, as spreads widened and volatility surged. An emphasis on lower-quality credits was also a large negative factor, as spreads spiked higher in the wake of the subprime lending crisis.

What is your outlook?

  Our outlook for 2008 is for corporate profits to slow and for oil prices to fall back somewhat. We believe stock sectors such as health care, consumer discretionary, technology, industrials – including selected transportation stocks – and eventually financials, have strong prospects for this year.

Recent performance of corporate bonds has implied a higher probability of default compared to previous periods of economic uncertainty. We feel that this is a direct result of the liquidity crisis and of the efforts of investors to de-leverage their balance sheets, regardless of fundamental value. We are, therefore, maintaining exposure to select lower-quality corporate issues. As 2008 began, the Fund's largest sector overweight in the fixed-income portfolio remained in mortgage-backed securities, particularly agency pass-throughs, since they are insulated from default risk and have traditionally performed well during times of slowing growth.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

MassMutual Select Strategic
Balanced Fund

Asset Allocation

(% of Net Assets) on 12/31/07

Equities	57.2%
Bonds & Notes	41.2%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
100.00%

MassMutual Select Strategic

Balanced Fund

Ten Largest Holdings

(% of Net Assets) on 12/31/07

FNMA, 5.000% due 08/01/2034	5.8%
FNMA, 5.500% due 12/01/2036	3.1%
News Corp., Inc., Cl. B	1.8%
Raytheon Co.	1.7%
Vodafone Group PLC Sponsored ADR (United Kingdom)	1.6%
State Street Corp.	1.6%
Microsoft Corp.	1.6%
Abbott Laboratories	1.5%
Honeywell International, Inc.	1.5%
JP Morgan Chase & Co.	1.5%

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index.

MassMutual Select Strategic Balanced Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 12/31/03 - 12/31/07
Class S	2.69%	6.01%
Class A	2.20%	5.54%
Class A (sales load deducted)*	(3.68)%	3.99%
Class Y	2.68%	5.96%
Class L	2.42%	5.79%
Class N	1.87%	5.22%
Class N (CDSC fees deducted)*	0.93%	5.22%
Russell 3000 Index	5.14%	9.65%
Lehman Brothers Aggregate Bond Index	6.97%	4.52%
Lipper Balanced Fund Index	6.53%	8.07%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Diversified Value Fund – and who is the Fund's sub-adviser?

  The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2007?

  The Fund's Class S shares returned -2.39%, trailing the -0.17% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?

  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Equity markets around the world plunged in late February and remained volatile through most of March, rocked by events ranging from a sharp sell-off in Chinese stocks to troubles in the U.S. subprime mortgage market. Lulled into complacency by years of solid economic and corporate-profit growth and steadily rising stocks prices, investors were suddenly reminded that market conditions can turn on a dime – and financial markets are not without risk. By quarter-end, however, equity markets had regained their composure, reassured by statements from the U.S. Federal Reserve ("Fed") about the outlook for economic growth and inflation, and by the ongoing merger and acquisition boom. After climbing to new records through May on stronger-than-expected corporate-profit news, U.S. equities retreated in June, as investors grew nervous about rising bond yields, a deepening housing slump and losses from hedge funds invested in securities linked to subprime mortgages. Nevertheless, the S&P 500® Index finished the second quarter up 6.3%.

Despite wrenching gyrations, U.S. equities ended the third quarter of 2007 modestly higher. Stocks fell early in the period, amid a global credit crunch set off by mounting problems in the U.S. subprime mortgage market. They rebounded through September after liquidity injections by several central banks and the Fed's rate cut helped ease investor anxiety. In the fourth quarter of 2007, deepening problems in the U.S. housing and subprime mortgage markets led to a global credit crisis and massive writedowns at major financial firms, intensifying worries about the economy and corporate profits. A writedown involves the reduction of the book value of an asset because it is overvalued compared to the market value. Actions by central banks around the world and U.S. government efforts to avert foreclosures helped to reassure equity investors somewhat. After tremendous volatility, the S&P 500 finished the fourth quarter with a 3.3% loss.

What factors contributed to the Fund's performance?

  The Fund's relative performance in the first quarter of 2007 was hurt by its financial holdings – notably Freddie Mac, Countrywide Financial and Merrill Lynch, which underperformed amid the indiscriminate sell-off in reaction to turmoil in the subprime mortgage sector. Among the key contributors to the Fund's returns during the first quarter were positions in steel maker Arcelor Mittal, DaimlerChrysler and Owens-Illinois, the world's largest maker of glass bottles. In the second quarter of 2007, the portfolio's returns benefited from its investments in diesel engine maker Cummins and Owens Illinois. Conversely, relative performance was hurt by Macy's (formerly known as Federated Department Stores), Office Depot and National City.

In the third quarter of 2007, the Fund's returns were hurt by several of its financial holdings in an environment of ongoing turmoil in the global credit markets. Countrywide Financial was the portfolio's biggest detractor for the quarter – and Fund management ultimately eliminated the position, based on valuation factors. MGIC Investment also declined sharply during the third quarter, due to investor concerns about potential losses in the mortgage guarantee business. Fund positions in the capital equipment and consumer cyclicals sectors also detracted. Technology and transportation holdings – along with an overweight position in the consumer staples sector proved beneficial. Stocks in the financials sector were hit particularly hard in the fourth quarter of 2007 in

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

the wake of the expanding impact of U.S. subprime mortgages. The Fund's holdings were not immune from this trend. MBIA fell on concerns about losses in the firm's bond insurance business. Washington Mutual also succumbed to worries related to the credit markets. Additionally, Freddie Mac declined due to news of the deteriorating credit quality of its mortgage portfolios and bigger-than-expected hedging losses resulting from rising interest rates. Conversely, chief contributors to the Fund's fourth-quarter performance were Merck, McDonald's and Microsoft. Merck raised its profit forecast for the year and reported better-than-expected quarterly earnings, buoyed by strong sales of its vaccines and cholesterol drugs. McDonald's announced favorable third-quarter earnings, driven by robust international same-store sales. Finally, Microsoft outperformed on indications of strong holiday demand for notebook PCs and xBox hardware.

What is your outlook?

  Market volatility has surged recently, but is still only modestly above long-term norms. From our perspective as a value manager, anxiety ultimately creates opportunity. If stock valuation spreads continue to widen as they have recently, we are likely to adopt more concentrated positions in undervalued industries and companies whose share prices have fallen further than is justified by our forecasts of their cash flows. For now, however, we are maintaining relatively neutral risk exposures as our timing tools and judgment continue to suggest that caution is warranted. We will continue to make measured adjustments to portfolio exposures driven by our fundamental and quantitative research.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas	15.2%
Insurance	10.7%
Diversified Financial	9.5%
Telecommunications	9.1%
Banks	7.4%
Manufacturing	5.8%
Pharmaceuticals	4.7%
Retail	3.6%
Media	3.4%
Foods	3.3%
Cosmetics & Personal Care	2.5%
Chemicals	2.5%
Electric	2.4%
Electronics	1.9%
Agriculture	1.7%
Beverages	1.5%
Computers	1.4%
Health Care — Products	1.3%
Automotive & Parts	1.2%
Commercial Services	1.0%
Aerospace & Defense	1.0%
Mining	0.9%
Household Products	0.7%
Iron & Steel	0.7%
Machinery — Diversified	0.7%
Packaging & Containers	0.7%
Home Builders	0.7%
Auto Manufacturers	0.6%
Software	0.5%
Machinery — Construction & Mining	0.5%
Savings & Loans	0.5%
Environmental Controls	0.4%
Apparel	0.4%
Hand & Machine Tools	0.3%
Housewares	0.2%
Forest Products & Paper	0.2%
Leisure Time	0.2%
Advertising	0.1%
Toys, Games & Hobbies	0.1%
Distribution & Wholesale	0.1%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MassMutual Select Diversified
Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Exxon Mobil Corp.	6.3%
AT&T, Inc.	4.1%
General Electric Co.	4.1%
Chevron Corp.	3.4%
Bank of America Corp.	3.0%
Pfizer, Inc.	2.8%
ConocoPhillips	2.6%
JP Morgan Chase & Co.	2.6%
American International Group, Inc.	2.3%
Verizon Communications, Inc.	2.3%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Select Diversified Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 10/15/04 - 12/31/07
Class S	(2.39)%	10.98%
Class A	(2.90)%	10.43%
Class A (sales load deducted)*	(8.49)%	8.41%
Class Y	(2.51)%	10.86%
Class L	(2.67)%	10.74%
Class N	(3.15)%	10.11%
Class N (CDSC fees deducted)*	(4.07)%	10.11%
Russell 1000 Value Index	(0.17)%	12.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Fundamental Value Fund – and who is the Fund's sub-adviser?

  The Fund seeks long-term total return by investing at least 80% of its net assets in equity securities, with a focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund's sub-adviser is Wellington Management Company, LLP (Wellington).

How did the Fund perform during the 12 months ended December 31, 2007?

  The Fund's Class S shares returned 8.50%, outpacing the -0.17% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Fund also outperformed the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund's investment strategy.

What was the investment background during the period?

  Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, declined slightly; conversely, the S&P 500® Index, a measure of U.S. large-cap stock performance, and the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, each finished with a small advance. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter. The fourth quarter of 2007 began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates), however, failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower as 2007 came to a close, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?

  In the first quarter of 2007, stock selection was additive to the Fund's performance in seven of the 10 broad sectors the Fund invests in. In aggregate, sector allocation aided performance, especially the portfolio's underweight position in financials. Specifically, the Fund benefited by avoiding Countrywide Financial, Fannie Mae and Washington Mutual, all of which were down significantly. Within consumer staples, strong results came from CVS/Caremark, Tyson Foods, Safeway and Supervalu. Conversely, the Fund's holdings in the consumer discretionary and utilities sectors detracted from performance in the first quarter. In the second quarter of 2007, the Fund's stock selection contributed to performance in eight of the 10 broad sectors. Overall, sector allocation aided

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

performance, especially the Fund's strategic positioning in financials and industrials. Meanwhile, the Fund's positioning in the REIT (real estate investment trust) sector was a positive, as REITs were down on an absolute basis. Industrials hampered Fund performance.

In the third quarter of 2007, stock selection in six of 10 broad industry sectors and overall sector allocations contributed positively to performance. For example, within financials, the portfolio had little exposure to Countrywide, Lehman Brothers, Washington Mutual and Capital One – each of which was down more than 15%. Conversely, within consumer staples, Tyson Foods fell more than 20%; while Procter & Gamble, which the Fund did not hold, returned more than 15%. Stock selection in nine of 10 broad industry sectors was additive to the portfolio's performance in the fourth quarter of 2007. Sector allocations also contributed positively to aggregate performance. Within the financials sector, the Fund held an underweight position in Citigroup, which fell 36%, while the portfolio had no exposure to either Washington Mutual or Fannie Mae, which fell 60% and more than 33%, respectively, in the quarter.

What is your outlook?

  The much-expected slowdown in the U.S. economy is underway, with little relief in sight from the ongoing credit crunch. Economic reports are mixed, but seem to point to a deceleration in the U.S. We expect inflation may increase this year. It is hard to see consumer confidence or housing rebounding soon. We expect U.S. corporate profits to be flat or to grow slightly – and that the performance of the U.S. economy will prove to be a drag on global growth. Despite these factors, we still do not believe it is time to reverse course on our strategy of taking economic sensitivity out of the portfolio. We will, however, monitor market conditions as the year unfolds and position the portfolio accordingly.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Fundamental Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas	15.8%
Banks	11.7%
Telecommunications	9.8%
Electric	7.0%
Diversified Financial	6.3%
Foods	6.1%
Insurance	5.4%
Retail	5.2%
Chemicals	4.0%
Manufacturing	3.4%
Computers	3.2%
Pharmaceuticals	2.9%
Aerospace & Defense	2.2%
Health Care — Services	2.1%
Semiconductors	1.9%
Beverages	1.7%
Media	1.7%
Health Care — Products	1.5%
Building Materials	1.3%
Agriculture	1.3%
Real Estate Investment Trusts (REITS)	1.2%
Cosmetics & Personal Care	1.1%
Distribution & Wholesale	0.9%
Household Products	0.8%
Forest Products & Paper	0.6%
Machinery — Diversified	0.3%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
100.0%

MassMutual Select Fundamental

Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Exxon Mobil Corp.	5.4%
AT&T, Inc.	4.4%
Occidental Petroleum Corp.	3.6%
General Electric Co.	3.4%
Bank of America Corp.	3.2%
FPL Group, Inc.	2.6%
Verizon Communications, Inc.	2.6%
CVS Caremark Corp.	2.4%
General Dynamics Corp.	2.2%
Agrium, Inc.	2.1%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Value Index and the S&P 500 Index.

MassMutual Select Fundamental Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/01 - 12/31/07
Class S	8.50%	15.05%	7.98%
Class A	7.93%	14.54%	7.51%
Class A (sales load deducted)*	1.72%	13.19%	6.45%
Class Y	8.37%	15.00%	7.92%
Class L	8.22%	14.80%	7.77%
Russell 1000 Value Index	(0.17)%	14.63%	8.81%
S&P 500 Index	5.49%	12.82%	5.87%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index and the S&P 500 Index.

MassMutual Select Fundamental Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	7.68%	14.21%	14.20%
Class N (CDSC fees deducted)*	6.73%	14.21%	14.20%
Russell 1000 Value Index	(0.17)%	14.63%	14.66%
S&P 500 Index	5.49%	12.82%	12.84%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Value Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Value Equity Fund – and who is the Fund's sub-adviser?

  The Fund seeks long-term growth of capital by investing in securities of companies that Fund management believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow – or relative to securities of other companies in the same industry. The Fund's sub-adviser is Fidelity Management & Research Company (Fidelity).

How did the Fund perform during the 12 months ended December 31, 2007?

  The Fund's Class S shares returned 3.80%, outpacing the -0.17% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?

  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility. Markets were roiled by a mid-quarter sell-off prompted by declines in Asian markets and worries over subprime mortgage defaults. The broad market, as measured by the S&P 500® Index, declined nearly 6% from high levels achieved in late February, but regained ground to finish up 0.6% for the quarter. During the second quarter of 2007, virtually all major domestic equity indexes turned in positive returns. The Federal Reserve ("Fed") continued to hold short-term interest rates steady, while emphasizing that inflation remained a threat. Long-term Treasury yields spiked more than 0.30% during the quarter, as investors feared that faster economic growth and an increase in inflation could push up interest rates globally. Instead, tamer inflation readings and attempted terrorist activity in London and Scotland pushed long-term yields downward at the end of June.

In the third quarter of 2007, most of the major U.S. equity indexes posted positive returns. In response to a mid-quarter crisis involving subprime mortgages and the resulting fears of a liquidity crunch, the Fed reduced short-term interest rates by 0.50% in a single rate cut. This boosted stocks and helped to erase some of the losses that occurred during the mid-quarter period of higher market volatility. In the fourth quarter of 2007, most of the domestic equity indexes posted negative returns. In response to the ongoing subprime mortgage crisis and the resulting liquidity crunch, the Fed reduced short-term interest rates twice by a total of 0.50% during the final quarter of 2007.

What factors contributed to the Fund's performance?

  During the first quarter of 2007, the utilities, materials and telecommunications services sectors were the best performers. Also aiding results was active stock selection in the energy, consumer staples and materials sectors – which contributed the most to the Fund's performance relative to the Russell 1000 Value Index. Conversely, the Fund's holdings in the information technology sector detracted from returns. In the second quarter of 2007, active stock selection in the financials, utilities and energy sectors contributed the most to relative performance. The portfolio's overweight position in mortgage finance firm Fannie Mae was the greatest portfolio contributor, as Fannie Mae advanced nearly 21% when the company filed its 2005 financial reports with the Securities and Exchange Commission ("SEC") and reinstated its dividend payment. On the other hand, the Fund's holdings in the consumer discretionary and materials sectors detracted from performance. Specifically, an overweight position in department store Macy's was the largest hindrance, as that company's shares fell 11% on weaker-than-expected first-quarter earnings.

In the third quarter, the Fund's stock selection in the energy, telecommunication services and financials sectors detracted the most from relative performance. An overweight position in mortgage finance firm Countrywide Financial was the largest detractor, as Countrywide shares declined 47% amid subprime mortgage problems and investor fears of a liquidity crunch. Conversely, Fund holdings in the industrials and information technology sectors contributed to third-quarter performance. The portfolio's overweight position in defense contractor Raytheon was the largest contributor to performance. Its shares gained more than 18% as a result of several contract wins for radar and combat systems from the U.S. Navy. During the fourth quarter of 2007, the Fund's stock selection in the financials, consumer discretionary and industrials sectors contributed the most to relative performance. An overweight position in farm equipment maker Agco was the largest portfolio contributor during this period, as Agco

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

shares gained nearly 34% due to continued favorable global agricultural fundamentals. On the downside, the Fund's holdings in the energy sector detracted from performance. In addition, in a turnaround from the second quarter, the portfolio's overweight position in mortgage finance firm Fannie Mae was the largest portfolio detractor during the fourth quarter. The company's shares fell 33% when Fannie Mae reported a $1.4 billion third-quarter loss.

What is your outlook?

  The portfolio is invested in stocks trading at material discounts to our assessment of their worth. During 2008, as issues in the credit markets continue to unfold, we plan to invest in companies with strong balance sheets and minimal exposure to these problems. Due to ongoing strains on the consumer, we are maintaining underweight positions in stocks exposed to consumer discretionary spending, such as apparel and multiline retailers. On the other hand, we are holding an overweight position in oil and gas producers, as we expect that rising oil prices will impact profitability. Lastly, within financials, we are maintaining an underweight position in REITs (real estate investment trusts) and commercial banks; because, in our view, this underweight positioning reflects their true valuations. We also believe these market segments will continue to be impacted by ongoing issues in the credit markets.

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Value Equity Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas	14.4%
Insurance	11.1%
Banks	8.4%
Diversified Financial	7.7%
Telecommunications	6.7%
Electric	5.5%
Manufacturing	4.2%
Computers	3.4%
Media	3.3%
Pharmaceuticals	2.9%
Foods	2.9%
Agriculture	2.8%
Machinery — Diversified	2.7%
Retail	2.6%
Chemicals	2.3%
Aerospace & Defense	1.8%
Iron & Steel	1.8%
Oil & Gas Services	1.6%
Cosmetics & Personal Care	1.5%
Electronics	1.4%
Engineering & Construction	1.3%
Metal Fabricate & Hardware	1.2%
Apparel	1.0%
Health Care — Products	0.9%
Commercial Services	0.8%
Biotechnology	0.8%
Health Care — Services	0.8%
Real Estate Investment Trusts (REITS)	0.7%
Gas	0.7%
Electrical Components & Equipment	0.7%
Semiconductors	0.5%
Savings & Loans	0.5%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
100.0%

MassMutual Select Value
Equity Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Exxon Mobil Corp.	5.3%
AT&T, Inc.	4.6%
General Electric Co.	3.4%
Altria Group, Inc.	2.8%
Bank of America Corp.	2.8%
American International Group, Inc.	2.4%
Citigroup, Inc.	2.4%
Hewlett-Packard Co.	2.1%
Fannie Mae	1.8%
Chevron Corp.	1.7%

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

MassMutual Select Value Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/01 - 12/31/07
Class S	3.80%	13.33%	5.83%
Class A	3.45%	12.83%	5.37%
Class A (sales load deducted)*	(2.50)%	11.50%	4.44%
Class Y	3.87%	13.28%	5.79%
Class L	3.70%	13.09%	5.63%
Russell 1000 Value Index	(0.17)%	14.63%	7.29%

Hypothetical Investments in MassMutual Select Value Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Select Value Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	3.10%	12.52%	12.54%
Class N (CDSC fees deducted)*	2.20%	12.52%	12.54%
Russell 1000 Value Index	(0.17)%	14.63%	14.66%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Large Cap Value Fund – and who is the Fund's sub-adviser?

  The Fund seeks both capital growth and income by selecting businesses that possess characteristics that the Fund's sub-adviser, Davis Selected Advisers, L.P. (Davis), believes foster the creation of long-term value – such as proven management, a durable franchise and business model, and sustainable competitive advantages.

How did the Fund perform during the 12 months ended December 31, 2007?

  The Fund's Class S shares returned 4.68%, trailing the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund did, however, outpace the -0.17% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?

  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter, and the MSCI EAFE Index advanced slightly. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?

  In the first three months of 2007, the Fund's allocations to the health care and materials sectors fueled its performance – and helped balance the results from other sectors, which were flat to modestly negative. Individual contributors during the period included Martin Marietta, EOG Resources, Vulcan Materials, Loews Corp. and CVS/Caremark (formed out of the merger between CVS and Caremark Rx in March). Conversely, the stocks that detracted most from the Fund's return in the first quarter included Harley-Davidson, American Express, Comcast, American International Group and Progressive Corp. In

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

the second quarter of 2007, the Fund's allocations to the financials, energy, consumer discretionary and consumer staples sectors contributed to its performance, while detractors were largely stock specific.

In the third quarter of 2007, the Fund's holdings in the energy and consumer staples sectors were the largest contributors to the Fund's performance, while select holdings in the consumer discretionary sector detracted. Finally, in the fourth quarter of 2007, the Fund's investments in the energy, consumer staples and information technology sectors were the greatest drivers of the portfolio's returns. Conversely, individual stocks in the consumer discretionary and financial sectors hampered the Fund's progress.

What is your outlook?

  Whatever happens in 2008 and whatever styles, industries or market capitalizations move into or out of favor, we remain committed to our investment discipline of buying durable businesses at value prices and holding them for the long term. We believe that keen attention to stock selection, in tandem with a sensible framework for building portfolios, can help the Fund withstand a variety of market conditions.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Large Cap Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Insurance	15.5%
Oil & Gas	15.1%
Diversified Financial	11.2%
Retail	9.3%
Banks	6.2%
Media	4.8%
Agriculture	3.7%
Commercial Services	3.4%
Software	3.4%
Beverages	2.4%
Computers	1.8%
Electronics	1.8%
Cosmetics & Personal Care	1.6%
Telecommunications	1.6%
Pharmaceuticals	1.5%
Packaging & Containers	1.5%
Health Care — Products	1.4%
Mining	1.4%
Manufacturing	1.3%
Leisure Time	1.3%
Coal	1.2%
Internet	1.2%
Holding Company — Diversified	1.1%
Health Care — Services	1.1%
Transportation	1.1%
Building Materials	1.0%
Semiconductors	0.7%
Housewares	0.2%
Foods	0.2%
Real Estate	0.2%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
100.0%

MassMutual Select Large Cap

Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

ConocoPhillips	4.7%
Costco Wholesale Corp.	4.7%
Berkshire Hathaway, Inc. Cl. A	4.3%
American Express Co.	4.0%
Altria Group, Inc.	3.7%
American International Group, Inc.	3.6%
JP Morgan Chase & Co.	3.5%
Occidental Petroleum Corp.	3.1%
Devon Energy Corp.	2.7%
Microsoft Corp.	2.5%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index and the Russell 1000 Value Index.

MassMutual Select Large Cap Value Fund
Total Return

	One Year 1/1/07 -12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
Class S	4.68%	13.95%	4.70%
Class A	4.04%	13.38%	4.19%
Class A (sales load deducted)*	(1.94)%	12.04%	3.38%
Class Y	4.53%	13.82%	4.60%
Class L	4.39%	13.65%	4.44%
S&P 500 Index	5.49%	12.82%	1.84%
Russell 1000 Value Index	(0.17)%	14.63%	7.17%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class N, Class N (CDSC fees deducted), the S&P 500 Index and the Russell 1000 Value Index.

MassMutual Select Large Cap Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	3.90%	13.06%	13.12%
Class N (CDSC fees deducted)*	2.92%	13.06%	13.12%
S&P 500 Index	5.49%	12.82%	12.84%
Russell 1000 Value Index	(0.17)%	14.63%	14.66%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Indexed Equity Fund – and who is the Fund's sub-adviser?
  The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. The Fund pursues this objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned 5.00%, trailing the 5.49% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
  Overcoming a dip in the market in February, U.S. equity markets posted positive numbers for the first half of 2007, despite negative pressures surrounding subprime loan defaults, rising interest rates and geopolitical conflicts in the Middle East and Asia. The S&P 500 Index closed at an all-time high in May. Ongoing merger and acquisition activity, takeover announcements and strong earnings reports also contributed to the markets' performance in the first quarter of 2007. On January 18, 2007, crude oil prices dropped to $51 a barrel on higher-than-expected supply news. This retreat was short-lived, as oil closed higher at the end of the second quarter, at around $70 per barrel. The Federal Reserve ("Fed") kept interest rates unchanged during the second quarter of 2007.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Fed cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to bolster investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
  Large capitalization stocks, as represented by the S&P 500 Index, returned 5.49% for the one-year period ended December 31, 2007. Large-cap stocks outpaced their small-cap counterparts for the 12-month period, as measured by the Russell 2000® Index, which returned -1.56%. From a style perspective, value stocks outpaced their growth competitors in the first half of 2007, while the trend reversed itself in the second half.

For full-year 2007, positive performance within sectors was broad based, with eight of 10 sectors posting positive returns. The energy, information technology and consumer staples sectors added the most value. The energy sector had the largest return for the 12-month period, with its advance of 34.40%. The information technology sector saw strong performance from computer and Internet software securities. Within the consumer staples sector, beverage and household product industry groups added the most value.

"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Conversely, the financial and consumer discretionary sectors were the only detractors for the 12-month period. Financials were down 18.63% for the year, as the subprime fallout and housing slowdown had disastrous consequences for that market sector.

What is your outlook?
  As we enter 2008, investors face a wide array of challenges. These include the price of oil, the subprime crisis, Fed policy and inflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are consistent with those of the S&P 500 Index.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Indexed Equity Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas	10.1%
Diversified Financial	6.4%
Telecommunications	6.1%
Pharmaceuticals	5.7%
Banks	5.3%
Retail	5.0%
Manufacturing	5.0%
Computers	4.7%
Insurance	4.4%
Software	4.1%
Electric	3.3%
Health Care — Products	3.1%
Semiconductors	2.7%
Media	2.6%
Beverages	2.4%
Aerospace & Defense	2.3%
Internet	2.3%
Cosmetics & Personal Care	2.2%
Oil & Gas Services	1.9%
Chemicals	1.8%
Foods	1.7%
Transportation	1.7%
Agriculture	1.6%
Health Care — Services	1.5%
Real Estate Investment Trusts (REITS)	0.9%
Biotechnology	0.8%
Mining	0.8%
Commercial Services	0.6%
Electronics	0.6%
Machinery — Diversified	0.6%
Pipelines	0.5%
Household Products	0.4%
Machinery — Construction & Mining	0.4%
Electrical Components & Equipment	0.4%
Auto Manufacturers	0.4%
Forest Products & Paper	0.3%
Lodging	0.3%
Iron & Steel	0.3%
Leisure Time	0.3%
Apparel	0.2%
Coal	0.2%
Automotive & Parts	0.2%
Savings & Loans	0.2%
Gas	0.2%
Engineering & Construction	0.2%
Office Equipment/Supplies	0.2%
Environmental Controls	0.2%
Advertising	0.1%
Metal Fabricate & Hardware	0.1%
Building Materials	0.1%
Entertainment	0.1%
Packaging & Containers	0.1%
Distribution & Wholesale	0.1%
Home Builders	0.1%
Toys, Games & Hobbies	0.1%
Hand & Machine Tools	0.1%
Home Furnishing	0.1%
Airlines	0.1%
Holding Company — Diversified	0.1%
Housewares	0.1%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
100.0%

MassMutual Select Indexed
Equity Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Exxon Mobil Corp.	3.9%
General Electric Co.	2.9%
Microsoft Corp.	2.2%
AT&T, Inc.	1.9%
The Procter & Gamble Co.	1.7%
Chevron Corp.	1.5%
Johnson & Johnson	1.5%
Bank of America Corp.	1.4%
Apple, Inc.	1.3%
Cisco Systems, Inc.	1.3%

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 3/1/98 - 12/31/07
Class S	5.00%	12.34%	4.69%
Class A	4.82%	11.97%	4.28%
Class A (sales load deducted)*	(1.21)%	10.66%	3.65%
Class Y	5.01%	12.31%	4.64%
S&P 500 Index	5.49%	12.82%	5.15%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class L and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 7/1/99 - 12/31/07
Class L	5.14%	12.28%	1.91%
S&P 500 Index	5.49%	12.82%	2.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class Z and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/01 - 12/31/07
Class Z	5.27%	12.61%	4.07%
S&P 500 Index	5.49%	12.82%	4.26%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	4.53%	11.68%	11.67%
Class N (CDSC fees deducted)*	3.53%	11.68%	11.67%
S&P 500 Index	5.49%	12.82%	12.84%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Core Opportunities Fund – and who is the Fund's sub-adviser?
  The Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund's sub-adviser, Victory Capital Management Inc. (Victory), seeks to invest in both growth and value securities.

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned 10.05%, outpacing the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Equities were resilient in the face of significant deterioration in the credit markets, aided by a single 0.50% reduction in the federal funds rate during the third quarter of 2007. After testing the March low on the S&P 500 in August, the Index rallied significantly to end the quarter with a positive return. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50%) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, continued subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
  Capital goods was the best-performing sector within the portfolio during the first quarter of 2007, both on an absolute basis and relative to the S&P 500 Index – as well-publicized weakness within the U.S. residential construction market was offset by strength in non-residential construction. Outside of sector attribution, the most notable performance differential was capitalization. Mega-capitalization companies (those with a market capitalization of more than $50 billion) significantly underperformed the rest of the market. Despite having an underweight position relative to the S&P 500 Index, the portfolio's mega-capitalization stocks declined more than the Index, and detracted from returns. Capital goods was the portfolio's best-performing sector relative to the S&P 500 Index in the second quarter of 2007. This sector has been a long-term focus for the portfolio, and a major contributor to its outperformance. Capital spending on global infrastructure, energy and mining has been extremely healthy, fueled by a higher commodity price environment, robust emerging market growth and steady growth in developed markets. The financials sector was the worst performer during the second quarter, due in part to an underweight position. As a whole, the portfolio's financial securities performed much better than the Index. The Fund's preference for asset managers over banks also proved beneficial.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

Energy was the best-performing industry in the third quarter of 2007, driven by an increase in the price of oil to over $80 per barrel. Second-quarter earnings were generally very favorable for the group, which also helped drive stock prices in the third quarter. The portfolio's increase in select consumer staples holdings also proved beneficial during the third quarter. Coca-Cola, Pepsi and Procter & Gamble performed well, as investors rotated to these more defensive companies as the risk of an economic slowdown increased. Financials was the worst-performing sector for the second consecutive quarter, as the widely publicized subprime lending crisis spilled into the credit markets. Energy was the best-performing sector for the fourth quarter of 2007, against a market environment that saw oil prices rise to almost $100 per barrel. Once again, the financials sector was the worst performer as 2007 came to a close. News flow in this sector was extremely negative, as a number of large financial institutions were forced to write down the value of securitized assets, raise capital at less-than-favorable terms to preserve credit ratings and build reserves to account for increasing delinquency rates. Writing down means reducing the book value of an asset because it is overvalued compared to the market value. An underweight position in financials was, however, quite beneficial for the Fund's relative fourth-quarter performance. Finally, the portfolio benefited from an underweight position and better stock selection in the consumer cyclicals sector. Deterioration in the housing markets and rising commodity prices led to widespread fear that consumer spending would be severely impacted, possibly increasing the risk of an economic recession.

What is your outlook?
  As we enter 2008, we are confident that we have positioned the portfolio to handle a wide array of challenges that may face investors throughout the coming year. In the near-term environment, we see value in heavier portfolio positions in the basic industry, consumer staples, and technology sectors; underweight stakes in the consumer cyclicals and financial sectors and weighting equal to the S&P 500 Index in the energy sector.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Select Core Opportunities Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas Services	9.4%
Computers	8.7%
Pharmaceuticals	8.1%
Semiconductors	7.9%
Beverages	7.5%
Health Care — Products	6.2%
Diversified Financial	5.6%
Retail	4.3%
Electric	3.8%
Internet	3.8%
Cosmetics & Personal Care	3.5%
Oil & Gas	3.1%
Mining	3.0%
Manufacturing	2.2%
Chemicals	2.0%
Aerospace & Defense	2.0%
Biotechnology	1.9%
Software	1.9%
Banks	1.7%
Insurance	1.6%
Auto Manufacturers	1.5%
Media	1.3%
Transportation	1.2%
Machinery — Construction & Mining	0.9%
Building Materials	0.7%
Home Builders	0.6%
Total Long-Term Investments	94.4%
Short-Term Investments and Other Assets and Liabilities	5.6%
100.0%

MassMutual Select Core

Opportunities Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Schlumberger Ltd.	4.8%
Halliburton Co.	3.7%
Johnson & Johnson	3.1%
The Procter & Gamble Co.	3.1%
Google, Inc. Cl. A	3.0%
Newmont Mining Corp.	3.0%
PepsiCo, Inc.	2.9%
Exelon Corp.	2.8%
Merck & Co., Inc.	2.8%
The Coca-Cola Co.	2.8%

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Core Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Core Opportunities Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 3/31/06 - 12/31/07
Class S	10.05%	10.28%
Class A	9.52%	9.77%
Class A (sales load deducted)*	3.22%	6.13%
Class Y	9.89%	10.16%
Class L	9.75%	10.02%
Class N	9.16%	9.44%
Class N (CDSC fees deducted)*	8.16%	9.44%
S&P 500 Index	5.49%	9.21%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Blue Chip Growth Fund – and who is the Fund's sub-adviser?
  The Fund seeks growth of capital over the long term by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned 12.77%, exceeding the 11.81% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outpaced the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?
  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?
  For the 12-month period ended December 31, 2007, stock selection and a beneficial underweight in the poor-performing consumer discretionary sector were the greatest drivers of the Fund's performance. The primary area of strength was the Internet and catalog retail industry, led by Amazon.com. An overweight position in the energy sector, in tandem with favorable stock selection,

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

also contributed to the Fund's results for the year. An additional benefit was Fund management's stock selection in the telecommunication services sector, which helped offset a detrimental overweight in this sector. Stock picks in the information technology sector also helped drive the Fund's performance for the 12-month period.

Hindering the portfolio's progress in 2007 was its overweight position and weak stock selection in the financials sector, which was devastated by the subprime mortgage crisis. In addition, not owning utilities stocks detracted from performance, as that sector became attractive to investors amid increasing economic uncertainty. Finally, the Fund's underweight position in the consumer staples sector had a negative effect on returns. In particular, not owning Coca-Cola or Altria Group, two impressive performers, detracted from portfolio results.

What is your outlook?
  In the midst of a variety of investor concerns, from inflation, a possible recession and tighter credit conditions to the housing slump, subprime fallout and geopolitical events, we believe that prospects for corporate earnings growth and relatively stable interest rates will be favorable for the markets in 2008. Valuations are not as supportive as they were in 2007, which gives us caution. However, quality, consistent-growth companies continue to appear attractive in our view.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Blue Chip Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Telecommunications	9.2%
Diversified Financial	8.2%
Software	7.7%
Pharmaceuticals	7.2%
Internet	6.7%
Manufacturing	6.0%
Retail	5.9%
Oil & Gas Services	5.4%
Computers	4.9%
Health Care — Services	4.3%
Banks	3.8%
Semiconductors	3.7%
Health Care — Products	3.7%
Oil & Gas	3.0%
Aerospace & Defense	2.6%
Media	1.9%
Lodging	1.9%
Insurance	1.8%
Commercial Services	1.7%
Engineering & Construction	1.7%
Chemicals	1.6%
Biotechnology	1.6%
Cosmetics & Personal Care	1.2%
Mining	1.2%
Advertising	0.5%
Beverages	0.5%
Entertainment	0.4%
Foods	0.3%
Toys, Games & Hobbies	0.3%
Transportation	0.2%
Electronics	0.2%
Auto Manufacturers	0.1%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
100.0%

MassMutual Select Blue Chip

Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Google, Inc. Cl. A	3.2%
General Electric Co.	3.1%
Microsoft Corp.	2.9%
Schlumberger Ltd.	2.6%
Apple, Inc.	2.5%
Danaher Corp.	2.4%
State Street Corp.	2.1%
Amazon.com, Inc.	2.0%
CVS Caremark Corp.	1.9%
Smith International, Inc.	1.8%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Select Blue Chip Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 6/1/01 - 12/31/07
Class S	12.77%	10.88%	1.97%
Class A	12.23%	10.35%	1.45%
Class A (sales load deducted)*	5.77%	9.05%	0.54%
Class Y	12.62%	10.73%	1.84%
Class L	12.46%	10.59%	1.71%
Russell 1000 Growth Index	11.81%	12.11%	2.25%
S&P 500 Index	5.49%	12.82%	4.21%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Select Blue Chip Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	11.84%	10.01%	10.01%
Class N (CDSC fees deducted)*	10.84%	10.01%	10.01%
Russell 1000 Growth Index	11.81%	12.11%	12.10%
S&P 500 Index	5.49%	12.82%	12.84%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Diversified Growth Fund – and who are the Fund's sub-advisers?
  This Fund seeks long-term growth of capital by investing primarily in U.S. common stocks. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid-and large-capitalization companies. The Fund is managed by three sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. The sub-advisers are T. Rowe Price Associates, Inc. (T. Rowe Price), Wellington Management Company, LLP (Wellington Management) and Legg Mason Capital Management, Inc. (Legg Mason).

How did the Fund perform since its inception on December 17, 2007?
  The Fund's Class S shares returned 0.00%, slightly outperforming the -0.01% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

What was the investment background during the period?
  Large-cap growth stocks rallied in the final two weeks of the year, despite concerns that rising oil prices, the residential real estate recession and credit market turmoil would lead to a significant economic slowdown. During the period, market volatility was extremely high. Within the benchmark Russell 1000 Growth Index, the telecommunication services, energy and materials sectors posted strong gains while consumer staples and consumer discretionary shares posted modest declines.

What factors contributed to the Fund's performance?
  For the two-week period from December 17 through December 31, 2007, the portfolio benefited from strong stock selection in the energy, information technology and materials sectors. Sector allocation decisions, especially an overweight position in the telecommunication services sector, also contributed to the Fund's strong returns relative to the Russell 1000 Growth Index.

What is your outlook?
  We anticipated a decline in housing activity and housing prices, but the correction has been more substantial than even our fairly pessimistic view. Clearly, the risk of a recession has increased. However, we also believe that the economic slowing that was evident as 2007 came to a close could dampen some of the factors that are contributing to inflation concerns. We feel that the prospects for corporate earnings growth at many companies are favorable and that stable or falling interest rates are probable as 2008 progresses. Valuations seem reasonable and have become more supportive due to the recent market decline. Given the challenging economic and investing environment, we believe that high-quality, consistent-growth companies continue to be attractive.

MassMutual Select Diversified Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Internet	10.7%
Telecommunications	10.0%
Software	7.9%
Diversified Financial	5.6%
Pharmaceuticals	5.1%
Computers	4.8%
Manufacturing	4.7%
Engineering & Construction	4.7%
Retail	4.3%
Semiconductors	3.8%
Commercial Services	3.6%
Health Care — Services	3.4%
Oil & Gas	2.8%
Oil & Gas Services	2.6%
Media	2.6%
Insurance	2.2%
Foods	1.8%
Banks	1.8%
Aerospace & Defense	1.6%
Electronics	1.2%
Health Care — Products	1.2%
Electrical Components & Equipment	1.2%
Agriculture	1.2%
Biotechnology	1.0%
Chemicals	0.9%
Mining	0.9%
Transportation	0.8%
Metal Fabricate & Hardware	0.7%
Machinery — Construction & Mining	0.7%
Water	0.7%
Lodging	0.5%
Packaging & Containers	0.5%
Housewares	0.5%
Cosmetics & Personal Care	0.4%
Electric	0.4%
Investment Companies	0.3%
Gas	0.3%
Machinery — Diversified	0.3%
Household Products	0.2%
Advertising	0.2%
Distribution & Wholesale	0.2%
Beverages	0.1%
Entertainment	0.1%
Toys, Games & Hobbies	0.1%
Auto Manufacturers	0.0%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
100.0%

MassMutual Select Diversified

Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Qualcomm, Inc.	2.9%
Yahoo!, Inc.	2.7%
Nokia Oyj Sponsored ADR (Finland)	2.7%
Amazon.com, Inc.	2.7%
Microsoft Corp.	2.6%
General Electric Co.	2.4%
Google, Inc. Cl. A	2.1%
eBay, Inc.	2.0%
Foster Wheeler Ltd.	1.9%
Apple, Inc.	1.7%

MassMutual Select Diversified Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

MassMutual Select Diversified Growth Fund
Total Return

Since Inception 12/17/07 - 12/31/07
Class S	0.00%
Class A	0.00%
Class A (sales load deducted)*	(5.75)%
Class Y	0.00%
Class L	0.00%
Class N	(0.10)%
Class N (CDSC fees deducted)*	(1.10)%
Russell 1000 Growth Index	(0.01)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Large Cap Growth Fund – and who is the Fund's sub-adviser?
  The Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned 13.45%, outperforming the 11.81% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outpaced the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. The U.S. stock market was inconsistent in the second quarter of 2007, with gains in April and May being partially offset by a pullback in June. Nevertheless, most major indexes ended solidly ahead for the time frame. The market moves were driven largely by economic indicators that suggested U.S. Gross Domestic Product ("GDP") growth, which appeared to have bottomed out in the first quarter, would show renewed strength in the second. Initially, the market cheered the news of the economy's resilience, but continued signs of strength prompted fears that the Federal Reserve ("Fed") might resume its tightening instead of starting to cut interest rates as previously expected.

The third quarter of 2007 saw a rekindling of stock market volatility around the world, particularly in the U.S. Behind the market's uncertainty were spreading defaults in U.S. subprime mortgage loans, which initially affected smaller lenders focused on the subprime market. But concerns subsequently moved into the mainstream, as Countrywide Financial, the nation's largest independent mortgage lender, announced that July foreclosures had spiked – raising fears that a broad tightening of credit standards could trigger a market-wide credit crunch. In August, the Fed cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

What factors contributed to the Fund's performance?
  During the first quarter of 2007, the Fund benefited from strong stock selection in the health care sector. On the other hand, stock selection within the consumer discretionary and consumer staples sectors was the largest detractor from performance. Sector allocation slightly hindered the Fund's returns in the first quarter. Specifically, the portfolio's overweight position in the financials sector, which was the worst performer, and a small underweight position in the strong-performing utilities sector, hampered the Fund's progress. In the second quarter of 2007, weak stock selection in the information technology sector detracted from returns. On the positive side, stock selection within the materials and industrials sectors proved the largest contributor to second-quarter results. The portfolio also received a boost from its underweight allocation to consumer staples, which was one of the worst-performing sectors for the period.

During the third quarter of 2007, the Fund's performance was driven by strong stock selection across most sectors, but most significantly within the information technology and industrials sectors. Stock selection within the financials sector, in which the portfolio held an overweight position, was the largest detractor. During the fourth quarter of 2007, strong stock selection across many sectors, but particularly information technology and industrials, provided the Fund with strength. Stock selection within the materials sector, in which the Fund held an overweight position, also was additive. From a sector perspective, the portfolio's underweight position in the poorly performing consumer discretionary sector helped limit its negative impact, as this sector was hit by growing worries about a slowdown in consumer spending. During the final quarter of 2007, the largest detractor from performance was stock selection within the energy and consumer discretionary sectors. Underweight positions in the consumer staples and utilities sectors also hindered the Fund's progress.

What is your outlook?
  While we have seen recent indications of growth's leadership, the value that investors are placing on future growth remains at unusually low levels, suggesting there is still considerable room to outperform. We remain aggressively positioned to pursue this opportunity.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Large Cap Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Computers	12.6%
Diversified Financial	10.3%
Pharmaceuticals	9.9%
Oil & Gas Services	6.8%
Internet	6.6%
Telecommunications	5.8%
Semiconductors	5.6%
Manufacturing	4.5%
Chemicals	4.4%
Health Care — Products	3.6%
Biotechnology	3.3%
Retail	3.3%
Health Care — Services	2.8%
Cosmetics & Personal Care	2.8%
Engineering & Construction	2.6%
Beverages	2.4%
Machinery — Diversified	2.4%
Aerospace & Defense	2.0%
Oil & Gas	1.7%
Software	1.6%
Foods	1.3%
Media	0.7%
Lodging	0.5%
Electrical Components & Equipment	0.5%
Electronics	0.5%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
100.0%

MassMutual Select Large Cap

Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Google, Inc. Cl. A	6.6%
Apple, Inc.	6.2%
Cisco Systems, Inc.	4.1%
Hewlett-Packard Co.	3.6%
Gilead Sciences, Inc.	3.2%
Schlumberger Ltd.	3.2%
CME Group, Inc.	3.0%
Honeywell International, Inc.	3.0%
Abbott Laboratories	2.9%
Franklin Resources, Inc.	2.9%

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Select Large Cap Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/01 - 12/31/07
Class S	13.45%	11.23%	2.99%
Class A	12.95%	10.76%	2.53%
Class A (sales load deducted)*	6.45%	9.46%	1.53%
Class Y	13.36%	11.19%	2.93%
Class L	13.16%	11.30%	3.00%
Russell 1000 Growth Index	11.81%	12.11%	3.89%
S&P 500 Index	5.49%	12.82%	5.87%

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Select Large Cap Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	12.59%	10.74%	10.71%
Class N (CDSC fees deducted)*	11.59%	10.74%	10.71%
Russell 1000 Growth Index	11.81%	12.11%	12.10%
S&P 500 Index	5.49%	12.82%	12.84%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Aggressive Growth Fund – and who are the Fund's sub-advisers?
  The Fund seeks long-term capital appreciation by investing primarily in U.S. common stocks and other equity securities. The Fund's sub-advisers are Sands Capital Management, LLC (Sands Capital) and Delaware Management Company (Delaware). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned 18.21%, outperforming the 11.81% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outpaced the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
  U.S. stocks finished practically flat through the end of the first quarter of 2007, after suffering significant volatility that had been missing during the steady run-up of late 2006. On February 27, the S&P 500 Index fell 3.5%, triggered partially by a steep decline in the Chinese market earlier that day. With subprime lender troubles making headlines, many investors appeared to fear the onset of a credit crunch and made a general shift away from risky assets like emerging markets and high-yield debt. At the end of the quarter, the full effects of a faltering subprime mortgage industry remained unknown, but the stock market had recovered from its March 5 lows. Most U.S. stock indexes advanced in the second quarter of 2007, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

During the third quarter of 2007, investor sentiment shifted toward an aversion to risk. This shift began in earnest in the third week of July, as problems in the subprime mortgage market spilled to concerns of broader credit availability as well as a sharper focus on the balance sheets of the financial institutions holding credit portfolios. The possibility of the credit cycle bubble bursting also led to concerns of its impact on global economic activity. Consequently, many companies that had direct exposure to these credit concerns, or were strongly influenced by economic activity, were punished to varying degrees. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter. Issues that dominated the investment landscape earlier in the year continued to weigh down equity and fixed-income markets during the fourth quarter of 2007. Investors fled riskier asset classes, for example, in favor of the safety of government bonds. Early in the quarter, U.S. equity markets were buoyed by a strong Gross Domestic Product ("GDP") report. However, moods soured partly as consumer confidence fell and global growth appeared to slow, but mostly as conditions within the housing and credit markets deteriorated. Against this backdrop, the Fed lowered the federal funds rate to 4.50% on October 31 and then to 4.25% on December 11.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

What factors contributed to the Fund's performance?
  During the first quarter of 2007, the Fund received a boost from certain holdings in the health care, consumer discretionary, information technology and financial services sectors. Conversely, certain holdings in the consumer discretionary, financial services and health care sectors hampered the Fund's performance in the first quarter. The Fund's performance drivers in the second quarter of 2007 came from stock selection. Certain holdings in the information technology, consumer discretionary, utilities, energy and financial services sectors contributed the most to the Fund's progress. Conversely, laggards for the period came from some of the Fund's investments in consumer discretionary, health care and information technology. In the third quarter of 2007, individual holdings in the information technology and health care sectors both added to and detracted from the Fund's performance. On the positive side, some of the Fund's energy holdings made strong contributions during the period. Conversely, stock selection in the financial services and consumer discretionary sectors hampered the Fund's performance. Finally, in the fourth quarter of 2007, the Fund's outperformance was primarily attributable to Google, Intuitive Surgical and Apple. Detractors from performance included Broadcom, Starbucks and Moody's. From a sector perspective, an overweight position in other-energy (energy-related businesses other than those included in the integrated oil sector) and health care contributed to performance during the fourth quarter.

What is your outlook?
  We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets in recent months – specifically, the housing meltdown, escalating energy prices, inflation and Fed policy. While no one can be sure precisely how these factors will affect the equity markets in 2008, we are confident that the Fund is positioned to handle the wide array of market conditions that investors could face throughout the coming year.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Aggressive Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Internet	12.3%
Computers	11.8%
Oil & Gas Services	9.3%
Diversified Financial	8.9%
Retail	8.3%
Biotechnology	7.3%
Health Care — Products	7.2%
Pharmaceuticals	5.8%
Telecommunications	5.5%
Software	5.3%
Commercial Services	3.5%
Lodging	3.0%
Transportation	2.8%
Semiconductors	2.7%
Health Care — Services	1.4%
Cosmetics & Personal Care	1.0%
Media	0.9%
Chemicals	0.9%
Entertainment	0.8%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
100.0%

MassMutual Select Aggressive

Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Google, Inc. Cl. A	8.8%
Apple, Inc.	5.0%
IntercontinentalExchange, Inc.	4.6%
Allergan, Inc.	4.3%
CME Group, Inc.	4.3%
National Oilwell Varco, Inc.	4.3%
Schlumberger Ltd.	4.0%
Genentech, Inc.	3.5%
America Movil SAB de CV Sponsored ADR (Mexico)	3.4%
Genzyme Corp.	3.3%

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Select Aggressive Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
Class S	18.21%	14.02%	(3.81)%
Class A	17.49%	13.38%	(4.30)%
Class A (sales load deducted)*	10.74%	12.05%	(5.04)%
Class Y	18.01%	13.89%	(3.91)%
Class L	17.67%	13.70%	(4.06)%
Russell 1000 Growth Index	11.81%	12.11%	(3.31)%
S&P 500 Index	5.49%	12.82%	1.84%

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Select Aggressive Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	17.11%	13.11%	13.10%
Class N (CDSC fees deducted)*	16.11%	13.11%	13.10%
Russell 1000 Growth Index	11.81%	12.11%	12.10%
S&P 500 Index	5.49%	12.82%	12.84%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select NASDAQ-100® Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select NASDAQ-100 Fund (formerly known as the MassMutual Select OTC 100 Fund) – and who is the Fund's sub-adviser?
  On November 30, 2007, the MassMutual Select OTC 100 Fund's name changed to the MassMutual Select NASDAQ-100® Fund. The MassMutual Select NASDAQ-100 Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the NASDAQ-100 Index®. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned 18.63%, nearly in line with the 18.67% return of the NASDAQ-100 Index. The NASDAQ-100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

What was the investment background during the period?
   Overcoming a dip in the market in February, U.S. equity markets posted positive numbers for the first half of 2007, despite negative pressures surrounding subprime loan defaults, rising interest rates and geopolitical conflicts in the Middle East and Asia. The S&P 500® Index closed at an all-time high in May. Ongoing merger and acquisition activity, takeover announcements and strong earnings reports also contributed to market performance in the first quarter of 2007. On January 18, 2007, crude oil prices dropped to $51 a barrel on higher-than-expected supply news. This retreat was short-lived, as oil closed higher at the end of the second quarter, at around $70 per barrel. The Federal Reserve ("Fed") kept interest rates unchanged during the second quarter of 2007.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Fed cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to bolster investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period.

What factors contributed to the Fund's performance?
   Equity markets ended the 12-month period in positive territory, despite the equity markets' difficulties over concerns about credit risk, the health of the financials sector, and its potential effect on the broader economy. The Fed lowered the federal funds rate a total of 1.00% in the second half of the year to counter the tightening of financial conditions and protect against downside risks to the economy.

The federal funds rate ended 2007 at 4.25%, and the discount rate was 4.75% on December 31. The Federal Open Market Committee notes highlighted the "upward pressure on inflation" due to energy and commodity prices. Crude oil continued its climb towards $100 per barrel, surpassing $100 in intra-day trading in December and closing at $95.95 for 2007.

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, "NASDAQ") and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MassMutual Select NASDAQ-100® Fund – Portfolio Manager Report (Continued)

What is your outlook?
   As we enter 2008, investors face a wide array of challenges. These include the price of oil, the subprime crisis, Fed policy and inflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are consistent with those of the NASDAQ-100 Index.

MassMutual Select NASDAQ-100 Fund

Industry Table

(% of Net Assets) on 12/31/07

Computers	20.3%
Software	15.6%
Internet	13.4%
Telecommunications	10.1%
Semiconductors	8.5%
Pharmaceuticals	5.3%
Biotechnology	4.8%
Retail	4.2%
Media	2.9%
Health Care — Products	2.1%
Electronics	1.7%
Auto Manufacturers	1.2%
Commercial Services	1.2%
Transportation	1.0%
Lodging	0.8%
Engineering & Construction	0.6%
Advertising	0.5%
Airlines	0.5%
Machinery — Construction & Mining	0.4%
Chemicals	0.4%
Textiles	0.4%
Iron & Steel	0.3%
Foods	0.3%
Environmental Controls	0.3%
Beverages	0.2%
Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%
100.0%

MassMutual Select
NASDAQ-100 Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Apple, Inc.	13.3%
Microsoft Corp.	6.3%
Google, Inc. Cl. A	5.5%
Qualcomm, Inc.	4.3%
Research In Motion Ltd.	3.5%
Cisco Systems, Inc.	3.2%
Intel Corp.	3.0%
Oracle Corp.	2.7%
Gilead Sciences, Inc.	2.3%
eBay, Inc.	1.8%

MassMutual Select NASDAQ-100® Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select NASDAQ-100 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the NASDAQ-100 Index.

MassMutual Select NASDAQ-100 Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
Class S	18.63%	16.00%	(7.77)%
Class A	17.81%	15.34%	(8.25)%
Class A (sales load deducted)*	11.03%	13.99%	(8.96)%
Class Y	18.57%	15.86%	(7.89)%
Class L	18.24%	15.69%	(8.03)%
NASDAQ-100 Index	18.67%	16.20%	(7.45)%

Hypothetical Investments in MassMutual Select NASDAQ-100 Fund Class N, Class N (CDSC fees deducted) and the NASDAQ-100 Index.

MassMutual Select NASDAQ-100 Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	17.63%	15.02%	14.92%
Class N (CDSC fees deducted)*	16.63%	15.02%	14.92%
NASDAQ-100 Index	18.67%	16.20%	16.06%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Focused Value Fund – and who are the Fund's sub-advisers?
   The Fund seeks growth of capital over the long term by investing primarily in a non-diversified portfolio of U.S. equity securities.

The Fund is managed by two sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. The sub-advisers are Harris Associates L.P. (Harris) and Cooke & Bieler, L.P. (Cooke & Bieler).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned 2.07%, trailing the 5.77% return of the Russell 1000® Index, a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. Conversely, the Fund outperformed the 1.38% return of the Russell 2500(TM) Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Index rather than the Russell 2500 Index because the Russell 1000 Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, declined slightly; conversely, the S&P 500® Index, a measure of U.S. large-cap stock performance, and the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, each finished with a small advance. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter. The fourth quarter of 2007 began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower as 2007 came to a close, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
   There is no question that the Fund benefited from takeover activity in the first quarter of 2007. Four holdings – American Power Conversion, Aramark, Dollar General and Catalina Marketing – were acquired or became acquisition targets, sending all these issues higher and placing them among the portfolio's top contributors to performance for the quarter. On the downside, homebuilder Lennar, Time Warner and Dell all detracted from the Fund's performance. In the second quarter of 2007, two more portfolio holdings, CDW Corporation and Guitar Centers, became the subject of takeovers and were top contributors to the Fund's results. In addition, the Fund's sector weights contributed significantly to its outperformance, as underweighted positions in utilities and REITs (real estate

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

investment trusts) drove results when these interest-sensitive sectors performed poorly. Conversely, the portfolio experienced a modest drag from its underweight position in the energy sector.

The Fund underperformed in the third quarter of 2007, largely due to its capitalization bias. The Fund consistently focuses on securities at the lower end of the mid-cap spectrum – based on the fact that Fund management believes there are more opportunities, there. They also believe that, over the long term, performance tends to be more favorable at the smaller end of the mid-cap segment of the market. But the third quarter was a major exception, as the smallest companies (those in the bottom quintile of the Russell Midcap Value Index) underperformed the largest companies (the top quintile) by 6.20% – a phenomenal discrepancy for such a short period of time. On the upside, on a stock-specific basis, the Fund's investments in Discovery Holding, Hewlett-Packard, and Intel had the most significant positive impact on performance during the period. Conversely, Lennar, Time Warner, and Sprint Nextel were the greatest detractors during the third quarter. Finally, in the fourth quarter of 2007, the most significant reason for the Fund's underperformance was its underweight position in commodity-related industries. Fund management's decision to underweight commodities is consistent with the Fund's investment style. The Fund employs a bottom-up stock selection approach that emphasizes the tradeoff between quality and value. Commodity companies, by their very nature, are usually lacking in competitive advantages, which is an important determinant of business quality. In such situations, the Fund's "buy" discipline requires a steeper-than-usual valuation discount. Such discounts were generally unavailable in commodity stocks in 2007, given their four-year run of strong performance.

What is your outlook?
   The market has certainly been affected by the credit crisis and mounting fears of economic decline. We are comfortable with our current portfolio holdings – and will remain vigilant for the right opportunities to adjust and reshape the Fund's portfolio. We believe the current challenges that investors face may subside as 2008 unfolds.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Focused Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Retail	14.4%
Semiconductors	12.2%
Diversified Financial	12.0%
Media	11.3%
Computers	9.8%
Banks	8.1%
Leisure Time	4.5%
Commercial Services	4.3%
Telecommunications	4.1%
Transportation	2.9%
Insurance	1.5%
Software	0.9%
Foods	0.8%
Electronics	0.8%
Machinery — Diversified	0.8%
Chemicals	0.7%
Electrical Components & Equipment	0.6%

Advertising	0.5%
Manufacturing	0.5%
Health Care — Services	0.4%
Real Estate Investment Trusts (REITS)	0.4%
Pharmaceuticals	0.4%
Packaging & Containers	0.3%
Textiles	0.3%
Office Furnishings	0.3%
Entertainment	0.2%
Oil & Gas	0.2%
Home Builders	0.1%
Total Long-Term Investments	93.3%
Short-Term Investments and Other Assets and Liabilities	6.7%
100.0%

MassMutual Select Focused
Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Intel Corp.	6.1%
Hewlett-Packard Co.	5.2%
The Bank of New York Mellon Corp.	5.2%
Discovery Holding Co. Cl. A	4.6%
Carnival Corp.	4.5%
JP Morgan Chase & Co.	4.4%
Tiffany & Co.	4.4%
Dell, Inc.	4.2%
Virgin Media, Inc.	4.2%
Yum! Brands, Inc.	4.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Index and the Russell 2500 Index.

MassMutual Select Focused Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
Class S	2.07%	15.71%	13.31%
Class A	1.52%	15.11%	12.74%
Class A (sales load deducted)*	(4.32)%	13.76%	11.87%
Class Y	1.92%	15.58%	13.18%
Class L	1.79%	15.42%	13.02%
Russell 1000 Index	5.77%	13.43%	2.15%
Russell 2500 Index	1.38%	16.99%	8.16%

Hypothetical Investments in MassMutual Select Focused Value Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Index and the Russell 2500 Index.

MassMutual Select Focused Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	1.21%	14.78%	15.02%
Class N (CDSC fees deducted)*	0.32%	14.78%	15.02%
Russell 1000 Index	5.77%	13.43%	13.45%
Russell 2500 Index	1.38%	16.99%	17.09%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index and the Russell 2500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid-Cap Value Fund – and who is the Fund's sub-adviser?
  The Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. The Fund's sub-adviser is Cooke & Bieler, L.P. (Cooke & Bieler).

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned -8.53%, underperforming the -1.42% return of Russell Midcap® Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization.

What was the investment background during the period?
   Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow Jones Industrial AverageSM, a benchmark of blue-chip stocks, declined slightly; conversely, the S&P 500® Index, a measure of U.S. large-cap stock performance, and the NASDAQ Composite® Index, a barometer of technology stock performance, each finished with a small advance. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
   The Fund benefited from takeover activity in the first quarter of 2007. Two holdings, American Power Conversion and Aramark, were eliminated from the portfolio after their acquisitions, which were announced in 2006, had been completed. In addition, two other holdings, Dollar General and Catalina Marketing, announced that they, too, would be acquired. This sent both stocks higher and placed them among the portfolio's top five contributors to performance for the first quarter. The Fund's laggards, on the other hand, were not very noteworthy; there were a lot of slight underperformers spread across a variety of stocks. In the second quarter of 2007, two more portfolio holdings, CDW Corporation and Guitar Centers, became the subject of takeovers. Consequently, these two stocks were top contributors to the Fund's second-quarter results. In addition, the Fund's sector weights contributed significantly to its outperformance. Specifically, the portfolio's underweight positions in utilities and REITs (real estate investment trusts) helped to drive results, as these interest-sensitive sectors performed poorly. An overweight position in industrials was also a noteworthy contributor to the Fund's positive results. Conversely, the portfolio experienced a modest drag from its underweight position in the energy sector.

The Fund underperformed in the third quarter of 2007, largely due to its capitalization bias. The Fund consistently focuses on securities at the lower end of the mid-cap spectrum – based on the fact that Fund management believes there are more opportunities there. They also believe that, over the long term, performance tends to be more favorable at the smaller end of the mid-cap segment of the market. But

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

the third quarter was a major exception, as the smallest companies (those in the bottom quintile of the Russell Midcap Value Index) underperformed the largest companies (the top quintile) by 6.20% – a phenomenal discrepancy for such a short period of time. On the upside, on a stock-specific basis, the Fund's holdings in Hain Celestial, Quest Diagnostics, and Pepsi Americas – all non-cyclical companies that can be immune from economic downturns – proved beneficial. Finally, in the fourth quarter of 2007, the most significant reason for the Fund's underperformance was its underweight position in commodity-related industries. Fund management's decision to underweight commodities was consistent with the Fund's investment style. The Fund employs a bottom-up stock-by-stock selection approach that emphasizes the tradeoff between quality and value. Commodity companies, by their very nature, are usually lacking in competitive advantages, which is an important determinant of business quality. In such situations, the Fund's "buy" discipline requires a steeper-than-usual valuation discount. Such discounts were generally unavailable in commodity stocks in 2007, given their four-year run of strong performance.

What is your outlook?
   Looking forward, we envision an environment where business quality will be a more important factor than it has been recently. As we enter 2008, we are increasingly comfortable with the way the portfolio is positioned. Stocks offering double-digit free cash flow yields are normally a rarity. Today, there are quite a number of them in our portfolio. Based on this conviction, we have moved the portfolio toward greater concentration in some of the stocks, which, in our view, offer the highest return potential.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid-Cap Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Insurance	11.9%
Retail	7.9%
Software	7.2%
Foods	6.5%
Machinery — Diversified	6.4%
Electronics	6.3%
Chemicals	5.7%
Electrical Components & Equipment	4.4%
Commercial Services	4.4%
Advertising	4.1%
Manufacturing	3.8%
Semiconductors	3.4%
Health Care — Services	3.2%
Real Estate Investment Trusts (REITS)	2.9%
Packaging & Containers	2.8%
Pharmaceuticals	2.8%
Textiles	2.5%
Office Furnishings	2.4%
Computers	2.4%
Entertainment	2.0%
Banks	1.7%
Oil & Gas	1.5%
Home Builders	0.7%
Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%
100.0%

MassMutual Select Mid-Cap
Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Corinthian Colleges, Inc.	4.4%
Harte-Hanks, Inc.	4.1%
Briggs & Stratton Corp.	4.0%
Family Dollar Stores, Inc.	3.9%
International Flavors & Fragrances, Inc.	3.7%
Hain Celestial Group, Inc.	3.6%
Entegris, Inc.	3.4%
Cymer, Inc.	3.3%
Quest Diagnostics, Inc.	3.2%
Flextronics International Ltd.	3.1%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell Midcap Value Index.

MassMutual Select Mid-Cap Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 8/29/06 - 12/31/07
Class S	(8.53)%	3.51%
Class A	(8.97)%	2.98%
Class A (sales load deducted)*	(14.20)%	(1.46)%
Class Y	(8.66)%	3.35%
Class L	(8.74)%	3.30%
Class N	(9.13)%	2.81%
Class N (CDSC fees deducted)*	(9.99)%	2.09%
Russell Midcap Value Index	(1.42)%	6.76%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Value Equity Fund – and who is the Fund's sub-adviser?
   The Fund seeks to maximize total return through investment primarily in small-capitalization equity securities. The Fund's sub-adviser is SSgA Funds Management, Inc. (SSgA).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned -12.02%, underperforming the -9.78% return of the Russell 2000® Value Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates.

What was the investment background during the period?
   After a burst of volatility hurt global markets at the end of February, equity investors finished the first quarter of 2007 with more optimism. Interest rate tightening policy in non-U.S. regions heightened concerns that favorable financial conditions might have run their course, while the gloom in the U.S. housing market reinforced worries. But U.S. employment trends remained friendly, wage growth solid, and income resilient. As investors considered the idea that mortgage problems alone might not be enough to derail the U.S. economy, most equity averages recovered losses to finish even or slightly ahead for the quarter. Risk aversion tended to increase in choppy fashion throughout the second quarter of 2007, especially after hopes for an official interest rate cut eroded through May. The second quarter did bring record highs for both the Dow Jones Industrial AverageSM ("the Dow") and the S&P 500® Index, but after peaking in early June, major equity averages explored a lower trading range and closed the period with modest losses for the month, but still ahead for the second quarter and the first half of the year.

While broad averages for U.S. stocks and bonds posted modestly positive returns for the third quarter of 2007, the three-month period ended September 30 included a rapid transfer of risk across asset classes, a sharp rise and subsequent retreat in equity volatility and a signal adjustment in U.S. monetary policy by the Federal Reserve ("Fed"). The growing troubles in residential mortgages initially brought pressure to leveraged loans and corporate bonds during July. In August, equity investors grew worried that a dysfunctional money market would crimp economic growth, but so too did the Fed, which dropped its discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50% on August 17. This official response to the financial turmoil laid the groundwork for a recovery from tumbling stock prices, an upswing that gathered steam when the Fed lowered the federal funds rate – the interest rate that banks and other financial institutions charge each other for borrowing funds overnight – from 5.25% to 4.75% on September 18. The third quarter finished on a firm note, with credit markets attempting to heal and equity averages led higher by commodity-related issues. The fourth quarter of 2007 began on positive footing, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower as 2007 came to a close, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
   The Fund's stock selection model's assessment of value demonstrated strong predictive power during the first three months of the year. Within the value model, the free cash flow yield factor was an exceptionally strong differentiator of stocks within the universe, as small-cap investors supported those firms generating the best free cash flow. The model's analysis of corporate insider stock purchases also worked well – companies whose insiders were purchasing their own shares witnessed strong stock performance. The strategy's growth model also produced positive results, as investors favored those small-cap firms that had experienced accelerating earnings growth over previous quarters.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Conversely, the Fund's market sentiment model did not add value during the quarter. Small-cap stocks exhibiting a combination of high trading volume and positive price momentum leading into the quarter performed the best over the period. The Fund's stock selection model's assessment of growth struggled during the second quarter of 2007. In its evaluation of growth, the Fund favors companies that have experienced accelerating earnings growth over the past year. Unfortunately, factors that analyze the historical growth of small-cap companies did not perform well, particularly in the early part of the quarter. The strategy's price momentum factor worked well during the quarter, but the overall sentiment model's power was muted as a result of the trading volume component.

In the third quarter of 2007, only the value model lagged expectations. Normally, that would not be a problem, since the Fund's growth and sentiment models are uncorrelated with value and usually work to offset that model when it lags. In fact, the strategy's market sentiment and growth models both exhibited positive predictive power over the period, but the value model's result was so sharply negative that it undermined the positive performance from the rest of the model. Conversely, the Fund's stock selection in the property/casualty insurance and industrial parts industries contributed positively to the Fund's third-quarter performance. Finally, in the fourth quarter of 2007, model components that focused on evaluating growth and momentum characteristics delivered strong results. From a growth perspective, our process favors small-cap companies experiencing the strongest earnings growth. This evaluation worked well during the quarter, as these stocks outperformed those with sluggish recent earnings growth. The strategy's market sentiment model focuses on price momentum, which continues to be a strong driver of returns. Stocks that had dropped in recent months, such as financials and consumer cyclicals, dropped even further during the fourth quarter. The strategy's market sentiment model demonstrated positive predictive power, particularly by identifying those stocks that ultimately dropped dramatically during the quarter. On the downside, hampering the Fund's fourth-quarter progress was stock selection in the thrift institutions and banking industries.

What is your outlook?
   As we enter 2008, our view is that equity valuations remain appealing, especially relative to bond yields. If a helpful combination of monetary and fiscal encouragement is forthcoming during the year and proves enough to stall the marked erosion in the financial and consumer arenas, we could see assets flow back from low-yielding bonds to reasonably valued equities.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Value Equity Fund

Industry Table

(% of Net Assets) on 12/31/07

Banks	10.4%
Real Estate Investment Trusts (REITS)	7.8%
Insurance	7.1%
Commercial Services	4.8%
Chemicals	4.4%
Telecommunications	4.1%
Retail	3.3%
Electric	3.2%
Oil & Gas	3.1%
Electronics	3.1%
Manufacturing	2.8%
Semiconductors	2.6%
Media	2.2%
Gas	2.2%
Computers	2.1%
Internet	1.9%
Savings & Loans	1.9%
Diversified Financial	1.9%
Automotive & Parts	1.9%
Health Care — Services	1.8%
Household Products	1.7%
Foods	1.7%
Transportation	1.6%
Machinery — Diversified	1.5%
Engineering & Construction	1.3%
Software	1.3%
Oil & Gas Services	1.3%
Health Care — Products	1.3%
Metal Fabricate & Hardware	1.2%
Forest Products & Paper	1.0%
Biotechnology	0.9%
Leisure Time	0.9%
Electrical Components & Equipment	0.8%
Environmental Controls	0.8%
Airlines	0.7%
Investment Companies	0.6%
Aerospace & Defense	0.6%
Agriculture	0.5%
Apparel	0.5%
Holding Company — Diversified	0.5%
Pharmaceuticals	0.4%
Home Builders	0.3%
Packaging & Containers	0.3%
Iron & Steel	0.3%
Toys, Games & Hobbies	0.3%
Home Furnishing	0.3%
Advertising	0.3%
Consumer Services	0.3%
Cosmetics & Personal Care	0.3%
Building Materials	0.2%
Mining	0.2%
Office Furnishings	0.2%
Textiles	0.2%
Office Equipment/Supplies	0.1%
Energy — Alternate Sources	0.1%
Entertainment	0.0%
Real Estate	0.0%
Lodging	0.0%
Beverages	0.0%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
100.0%

MassMutual Select Small Cap Value Equity Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

CF Industries Holdings, Inc.	0.9%
AptarGroup, Inc.	0.8%
Aspen Insurance Holdings Ltd.	0.7%
Quanex Corp.	0.7%
Westar Energy, Inc.	0.7%
FirstMerit Corp.	0.6%
IPC Holdings Ltd.	0.6%
National Retail Properties, Inc. REIT	0.6%
Navigators Group, Inc.	0.6%
Strategic Hotels & Resorts, Inc. REIT	0.6%

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Value Index.

MassMutual Select Small Cap Value Equity Fund Total Return
	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 3/31/06 - 12/31/07
Class S	(12.02)%	(1.98)%
Class A	(12.35)%	(2.40)%
Class A (sales load deducted)*	(17.39)%	(5.64)%
Class Y	(12.06)%	(2.07)%
Class L	(12.22)%	(2.17)%
Class N	(12.64)%	(2.70)%
Class N (CDSC fees deducted)*	(13.50)%	(2.70)%
Russell 2000 Value Index	(9.78)%	(0.88)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Company Value Fund – and who are the Fund's sub-advisers?
  The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund is managed by three sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. The Fund's sub-advisers include Clover Capital Management, Inc. (Clover), T. Rowe Price Associates, Inc. (T. Rowe Price) and EARNEST Partners, LLC (EARNEST).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned -1.68%, significantly outperforming the -9.78% return of the Russell 2000® Value Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. Conversely, the Fund moderately underperformed the -1.56% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index more closely represents the Fund's investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?
   The first quarter of 2007 began with a continuation of the optimism that characterized the second half of 2006. Unfortunately, this optimism did not sustain itself through the full quarter. At the end of February, Asian stock markets dropped precipitously and the ripple effects were felt around the world. In addition, investors began to discount the threat of a decelerating economy, weakening credit quality in segments of the mortgage market and a continued slowdown in residential housing. Despite the variable market conditions in the quarter, major indexes delivered nearly flat to positive returns. During the second quarter of 2007, performance was uniformly positive across all major indexes, as investors balanced both positive and negative data points and drove stocks higher. On the negative side of the ledger, continued housing market deterioration, spreading suspicions about credit quality in the mortgage market and higher interest rates weighed heavily. However, these concerns were more than offset by several positive developments, including a vibrant merger and acquisition ("M&A") environment and a surprisingly resilient economy.

The equity markets endured a volatile quarter for the three months ended September 30, 2007 – falling for the first half of the quarter, but subsequently rallying from their mid-August lows, as the credit markets settled somewhat and the Federal Reserve announced a greater-than-expected reduction in the federal funds rate. This late-quarter rally resulted in most of the major U.S. equity indexes finishing the period with positive returns. Domestic equity markets declined in the fourth quarter of 2007, capping a year marked by increased volatility. In addition to housing and credit concerns, the equity markets faced other challenges, such as escalating energy prices. The price of gasoline continued to rise throughout the year, due to increased demand from emerging economies such as China and India, coupled with worries over supply in areas such as Iran, Nigeria and Iraq. The U.S. consumer felt the brunt of the increase in the form of higher gasoline prices, which contributed to consumer sentiment falling to its lowest level in two years during December.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, the Fund's performance benefited from stock selection in the information technology and financials sectors. The strength in these sectors was partially offset, however, by weakness in some holdings in the health care and materials sectors. The first quarter was a very active period for M&A activity, which boosted the Fund's returns. Indeed, five portfolio holdings received takeover bids – most at significant premiums to their prior trading prices. Turning to the second

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

quarter of 2007, stock selection in the industrials, financials, information technology and health care sectors helped drive the Fund's performance. These strengths were partially offset by weakness in the consumer discretionary and staples sectors, and under-representation in the strong-performing telecommunications services sector.

During the third quarter of 2007, stock selection in the financials and consumer discretionary sectors, which together comprise more than 40% of the Russell 2000 Value Index, was quite favorable, and this benefited the Fund's relative performance during the quarter. Also contributing positively to the Fund's performance during this period was stock selection across most sectors – with holdings in the health care, information technology, industrials and financial sectors contributing the most. In the fourth quarter of 2007, the Fund derived strength from several sectors and individual stocks. In the energy sector, coal producer Alpha Natural Resources enjoyed dramatic gains, as energy prices reached all-time highs and demand for coal grew. In the financials sector, brokerage firm Waddell & Reed saw its stock soar as it continued to grow its assets under management.

What is your outlook?
   Over the past year, we have described the economic and market environment as "late cycle." These conditions can be hazardous to investors, and we continue to employ a conservative positioning in the portfolio. We continue to emphasize less cyclical companies and sectors. Eventually, however, as the economy and banking system grind through the necessary adjustments, our strategy will likely shift to "early cycle" investments. We will be looking closely for the emergence of these opportunities as 2008 progresses.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Company Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Commercial Services	6.5%
Insurance	6.3%
Banks	6.0%
Oil & Gas	6.0%
Real Estate Investment Trusts (REITS)	4.8%
Manufacturing	3.8%
Retail	3.3%
Electric	3.2%
Electronics	3.1%
Transportation	2.9%
Chemicals	2.8%
Health Care — Services	2.7%
Diversified Financial	2.5%
Software	2.5%
Telecommunications	2.3%
Environmental Controls	1.9%
Machinery — Diversified	1.8%
Machinery — Construction & Mining	1.8%
Health Care — Products	1.7%
Semiconductors	1.7%
Engineering & Construction	1.6%
Forest Products & Paper	1.6%
Building Materials	1.4%
Electrical Components & Equipment	1.4%
Gas	1.4%
Oil & Gas Services	1.4%
Aerospace & Defense	1.3%
Internet	1.3%
Mining	1.2%
Iron & Steel	1.1%
Computers	1.1%
Investment Companies	1.1%
Metal Fabricate & Hardware	1.0%
Airlines	1.0%
Home Builders	1.0%
Foods	0.9%
Household Products	0.9%
Coal	0.8%
Medical Supplies	0.8%
Savings & Loans	0.7%
Biotechnology	0.7%
Apparel	0.6%
Pharmaceuticals	0.5%
Hand & Machine Tools	0.5%
Pipelines	0.5%
Textiles	0.4%
Media	0.4%
Agriculture	0.4%
Home Furnishing	0.3%
Automotive & Parts	0.3%
Consumer Products	0.3%
Distribution & Wholesale	0.2%
Holding Company — Diversified	0.2%
Toys, Games & Hobbies	0.2%
Cosmetics & Personal Care	0.2%
Machinery & Components	0.1%
Energy — Alternate Sources	0.1%
Leisure Time	0.1%
Packaging & Containers	0.0%
Financial Services	0.0%
Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%
100.0%

MassMutual Select Small Company Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Cabot Oil & Gas Corp.	1.4%
Bucyrus International, Inc. Cl. A	1.2%
Forest Oil Corp.	1.1%
Landstar System, Inc.	1.0%
FTI Consulting, Inc.	0.9%
Penn Virginia Corp.	0.9%
Whiting Petroleum Corp.	0.9%
Kirby Corp.	0.8%
ProAssurance Corp.	0.8%
URS Corp.	0.8%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Value Index and the Russell 2000 Index.

MassMutual Select Small Company Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/01 - 12/31/07
Class S	(1.68)%	15.24%	9.98%
Class A	(2.09)%	14.72%	9.49%
Class A (sales load deducted)*	(7.72)%	13.37%	8.42%
Class Y	(1.72)%	15.16%	9.92%
Class L	(1.89)%	14.98%	9.74%
Russell 2000 Value Index	(9.78)%	15.80%	10.57%
Russell 2000 Index	(1.56)%	16.25%	8.92%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index and the Russell 2000 Index.

MassMutual Select Small Company Value Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	(2.40)%	14.37%	14.46%
Class N (CDSC fees deducted)*	(3.21)%	14.37%	14.46%
Russell 2000 Value Index	(9.78)%	15.80%	15.86%
Russell 2000 Index	(1.56)%	16.25%	16.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Core Equity Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term growth of capital through investment primarily in small capitalization equity securities. The Fund's sub-adviser is Goldman Sachs Asset Management, L.P. (GSAM).

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned -11.62%, substantially trailing the -1.56% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500® Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter. The fourth quarter of 2007 began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower as 2007 came to a close, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, from a sector perspective, stock selection within information technology, consumer discretionary and health care detracted from its performance. On the other hand, stock selection was slightly negative to somewhat positive in all other sectors, where the best results came from the Fund's industrials and consumer staples holdings. With respect to investment themes, the Fund's underperformance in the first quarter was largely the result of a drawdown in momentum in the first few weeks of February – the period leading up to the market decline at the end of that month. Later in March, when momentum had returned to a more normal pattern of return, the Fund's profitability and valuation themes began to falter. Turning to the second quarter of 2007, overall stock selection was less than favorable. The Fund's holdings in the information technology and financials sectors were the least successful relative to their peers in the Russell 2000 Index. On the upside, stock picks in the utilities and consumer discretionary sectors contributed the most to the Fund's relative performance. Returns for the Fund's investment themes were mixed for this period. Analyst sentiment

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report (Continued)

contributed the most to relative performance, followed by valuation and management impact. Conversely, earnings quality detracted from excess returns, while profitability and momentum were flat for the period. Despite good results for the Fund themes, most of the second-quarter shortfall was the result of stock-specific factors.

In the third quarter of 2007, returns for the Fund's investment themes were negative, as management impact, earnings quality and valuation were the worst performers. Profitability, analyst sentiment and momentum also detracted from results, albeit to a lesser extent. Among sectors, stock selection was negative overall. The Fund's holdings in the financials, energy and health care sectors were the least successful relative to their peers in the Russell 2000 Index. On the upside, stock picks in the materials and utilities sectors contributed the most to the Fund's relative performance. Finally, in the fourth quarter of 2007, returns to the Fund's investment themes were mixed, as profitability detracted the most from relative performance, followed by earnings quality and valuation. Conversely, momentum, management impact and analyst sentiment contributed positively to relative performance. From a sector perspective, stock selection hampered the Fund's performance, as portfolio holdings in the financials and industrials sectors were the least successful relative to their peers in the Russell 2000 Index. On the upside, the Fund's stock picks in the materials and health care sectors contributed positively to relative performance.

What is your outlook?
   Looking ahead, we continue to believe that cheaper stocks have the potential to outpace more expensive ones and good momentum stocks could do better than their poor momentum counterparts. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection rather than sector or size allocations.

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Core Equity Fund

Industry Table

(% of Net Assets) on 12/31/07

Commercial Services	7.8%
Internet	5.7%
Telecommunications	5.4%
Real Estate Investment Trusts (REITS)	5.4%
Banks	4.8%
Insurance	4.4%
Computers	4.0%
Software	4.0%
Chemicals	3.8%
Oil & Gas	3.7%
Retail	3.6%
Pharmaceuticals	3.2%
Transportation	3.1%
Electronics	3.1%
Health Care — Products	2.9%
Foods	2.8%
Manufacturing	2.3%
Biotechnology	2.3%
Semiconductors	2.0%
Electrical Components & Equipment	1.9%
Savings & Loans	1.9%
Health Care — Services	1.8%
Metal Fabricate & Hardware	1.5%
Electric	1.4%
Apparel	1.3%
Oil & Gas Services	1.2%
Diversified Financial	1.2%
Automotive & Parts	1.1%
Machinery — Diversified	1.1%
Engineering & Construction	1.1%
Agriculture	1.0%
Forest Products & Paper	0.9%
Leisure Time	0.8%
Home Furnishing	0.7%
Media	0.7%
Beverages	0.7%
Investment Companies	0.5%
Household Products	0.5%
Office Equipment/Supplies	0.5%
Real Estate	0.4%
Distribution & Wholesale	0.4%
Aerospace & Defense	0.3%
Office Furnishings	0.3%
Hand & Machine Tools	0.3%
Environmental Controls	0.3%
Gas	0.2%
Iron & Steel	0.2%
Cosmetics & Personal Care	0.2%
Building Materials	0.2%
Consumer Services	0.1%
Advertising	0.1%
Medical Supplies	0.1%
Mining	0.1%
Airlines	0.1%
Auto Manufacturers	0.1%
Home Builders	0.1%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MassMutual Select Small Cap Core Equity Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

CF Industries Holdings, Inc.	1.8%
Terra Industries, Inc.	1.3%
Aspen Insurance Holdings Ltd.	1.2%
Millennium Pharmaceuticals, Inc.	1.2%
Provident Financial Services, Inc.	1.1%
Cubist Pharmaceuticals, Inc.	1.0%
Deckers Outdoor Corp.	1.0%
Swift Energy Co.	1.0%
First Community Bancorp	0.9%
Stone Energy Corp.	0.9%

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Core Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Cap Core Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 3/31/06 - 12/31/07
Class S	(11.62)%	(4.84)%
Class A	(12.10)%	(5.31)%
Class A (sales load deducted)*	(17.16)%	(8.45)%
Class Y	(11.91)%	(4.98)%
Class L	(11.80)%	(5.03)%
Class N	(12.40)%	(5.58)%
Class N (CDSC fees deducted)*	(13.28)%	(5.58)%
Russell 2000 Index	(1.56)%	1.47%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid Cap Growth Equity Fund – and who are the Fund's sub-advisers?
   The Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of October 31, 2007, between $388.14 million and $30.83 billion). The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund's sub-advisers believe it will help protect the Fund from potential losses, or to meet shareholder redemptions. Effective November 30, 2007, Wellington Management Company, LLP (Wellington) and Turner Investment Partners, Inc. (Turner) replaced Navellier & Associates, Inc. (Navellier) as the Fund's sub-advisers. The two sub-advisers are each responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned 10.23%, underperforming the 11.43% return of the Russell Midcap Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates. Conversely, the Fund significantly outperformed the 1.38% return of the Russell 2500TM Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell Midcap Growth Index rather than the Russell 2500 Index because the Russell Midcap Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500® Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter of 2007, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The volatility that dominated the markets during the first three quarters of 2007 continued in the final three months. After a strong start, the fourth quarter of 2007 marked the first time in six quarters that the broad equity market posted a negative quarterly return, as investor concerns seemed to increase. Commodity prices marched higher as oil and gold reached decade highs. Further subprime mortgage repercussions surfaced, including billion-dollar writedowns by several major financial institutions. A writedown involves the reduction of the book value of an asset because it is overvalued compared to the market value. In addition, the housing slump continued, the economy weakened and the dollar declined further. In an effort to help stimulate the economy and provide relief to both corporate

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

America and consumers, the Fed maintained its accommodative stance by cutting short-term interest rates twice, ultimately bringing the federal funds rate from 4.75% to 4.25%. Despite these Fed actions, the markets could not shake the financial strain and drifted lower to end the year.

What factors contributed to the Fund's performance?
   During the first quarter of 2007, the sectors that helped to drive the portfolio's performance included technology, consumer staples and health care. On the other hand, the consumer discretionary, energy and transportation sectors detracted the most from performance. Stock selection was the foundation of positive portfolio returns, as the market began to focus on stocks with healthier fundamental characteristics, such as strong sales and earnings growth prospects. In a turnaround in the second quarter of 2007, stock selection was the key detractor from portfolio performance, as the market began to gravitate toward stocks that had not appreciated during the first quarter. The sectors that aided the Fund's performance were materials and transportation. Conversely, the technology and consumer discretionary sectors provided the greatest drag on the Fund's second-quarter results.

In the third quarter of 2007, health care and technology were two sectors that offered the greatest contribution to the Fund's returns. Conversely, the finance and consumer staples sectors disappointed. Finally, in the fourth quarter of 2007, broad-based strength in the industrials sector aided the Fund's performance, as did favorable security selection in consumer discretionary. Conversely, the portfolio's underweight position in the outperforming utilities sector hampered the Fund's progress as 2007 came to a close.

What is your outlook?
   Looking ahead, while the chance of a recession has certainly increased in recent months, we think the economy has the potential to grow modestly in 2008, aided by strong growth in exports. As we see it, slow to moderate economic growth could keep inflation and interest rates subdued, help many companies report moderately higher earnings growth for 2008 and allow stocks in aggregate to keep climbing – although we believe there will be volatility along the way.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid Cap Growth Equity Fund Industry Table (% of Net Assets) on 12/31/07
Software	9.0%
Oil & Gas	6.0%
Pharmaceuticals	5.4%
Retail	5.2%
Internet	4.9%
Semiconductors	4.8%
Commercial Services	4.4%
Energy — Alternate Sources	3.9%
Health Care — Products	3.7%
Chemicals	3.7%
Diversified Financial	3.5%
Telecommunications	3.4%
Machinery — Diversified	2.9%
Manufacturing	2.3%
Packaging & Containers	2.1%
Biotechnology	1.9%
Oil & Gas Services	1.8%
Mining	1.7%
Transportation	1.7%
Computers	1.6%
Foods	1.6%
Electronics	1.5%
Advertising	1.4%
Iron & Steel	1.3%
Electric	1.3%
Coal	1.2%
Environmental Controls	1.2%
Pipelines	1.1%
Household Products	1.0%
Aerospace & Defense	0.9%
Hand & Machine Tools	0.9%
Apparel	0.9%
Engineering & Construction	0.9%
Lodging	0.7%
Distribution & Wholesale	0.7%
Metal Fabricate & Hardware	0.7%
Banks	0.7%
Beverages	0.7%
Electrical Components & Equipment	0.6%
Health Care — Services	0.6%
Toys, Games & Hobbies	0.6%
Leisure Time	0.6%
Trucking & Leasing	0.6%
Auto Manufacturers	0.5%
Housewares	0.5%
Agriculture	0.4%
Insurance	0.4%
Media	0.3%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
100.0%

MassMutual Select Mid Cap Growth Equity Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Electronic Arts, Inc.	1.7%
MEMC Electronic Materials, Inc.	1.7%
Owens-Illinois, Inc.	1.7%
VeriSign, Inc.	1.6%
Activision, Inc.	1.5%
Focus Media Holding Ltd. ADR (China)	1.4%
Hologic, Inc.	1.4%
Charles River Laboratories International, Inc.	1.3%
Flowserve Corp.	1.3%
Steel Dynamics, Inc.	1.3%

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell Midcap Growth Index and the Russell 2500 Index.

MassMutual Select Mid Cap Growth Equity Fund Total Return
	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/3/99 - 12/31/07
Class S	10.23%	14.68%	3.12%
Class A	9.66%	14.13%	2.64%
Class A (sales load deducted)*	3.36%	12.79%	1.94%
Class Y	10.17%	14.62%	3.06%
Class L	9.97%	14.42%	2.91%
Russell Midcap Growth Index	11.43%	17.9%	5.80%
Russell 2500 Index	1.38%	16.99%	9.94%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class N, Class N (CDSC fees deducted), the Russell Midcap Growth Index and the Russell 2500 Index.

MassMutual Select Mid Cap Growth Equity Fund
Total Return

	One Year 1/1/07 -12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	9.40%	13.81%	13.76%
Class N (CDSC fees deducted)*	8.40%	13.81%	13.76%
Russell Midcap Growth Index	11.43%	17.9%	17.97%
Russell 2500 Index	1.38%	16.99%	17.09%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the Russell 2500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid Cap Growth Equity II Fund – and who is the Fund's sub-adviser?
   The Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), expects to grow at a faster rate than the average company. Mid-cap companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of October 31, 2007, between $388.14 million and $30.83 billion).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned 16.32%, exceeding the 11.43% return of the Russell Midcap Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates. The Fund also outperformed the 7.96% return of the S&P MidCap 400 Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell Midcap Growth Index rather than the S&P MidCap 400 Index because the Russell Midcap Growth Index more closely represents the Fund's investment strategy. The Fund will retain the S&P MidCap 400 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?
   Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, declined slightly; conversely, the S&P 500® Index, a measure of U.S. large-cap stock performance, and the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, each finished with a small advance. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter. The fourth quarter of 2007 began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates), however, failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower as 2007 came to a close, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
   For full-year 2007, the financials sector was the greatest contributor to performance, on the strength of stock selection and a significant underweight to the market segment. While the broader market experienced a loss in this turbulent sector, the Fund's position posted double-digit returns. Stock selection in the insurance industry and an overweight position in capital markets contributed. Additionally, the portfolio had no exposure to the thrifts and mortgage finance industry, minimizing

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

the impact of the housing crisis on Fund returns. The information technology sector was the next greatest contributor to the Fund's performance for the 12-month period ended December 31, 2007. Strong stock selection led the way, partially offset by a detrimental overweight position in the sector. The equipment and instruments industry led performance here, particularly our holdings in FirstSolar, SunPower, FLIR Systems, and Dolby Laboratories. Juniper Networks, Navteq, and aQuantive also contributed to the Fund's returns.

Stock selection in the consumer discretionary sector also contributed to the Fund's progress, while the portfolio's overweight position in this weak-performing sector slightly offset those results. Fund holdings in Amazon.com, Chipotle Mexican Grill and Discovery Holdings proved to be especially productive. The portfolio's overweight position and stock selection in energy, the highest-performing sector in 2007, also boosted Fund returns for the year. Consol Energy and FMC Technologies were major contributors in this sector.

Finally, the primary drag on performance in 2007 was weak stock selection in the industrials and business services sectors. Our underweight position in materials, the second-highest performing sector, also had a negative effect on the Fund's full-year results.

What is your outlook?
   Mid-cap growth stocks' performance over the last few years has been impressive, driven by merger and leveraged buyout activity. Recent results for the group, however, underscore the fact that such performance is not sustainable over the long term. Despite this, we believe that our steady strategy and long-term focus have the potential to provide capital preservation throughout challenging market environments.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid Cap Growth Equity II Fund Industry Table (% of Net Assets) on 12/31/07
Retail	6.7%
Commercial Services	6.3%
Telecommunications	6.2%
Semiconductors	5.6%
Software	5.4%
Pharmaceuticals	4.8%
Oil & Gas Services	4.6%
Internet	4.2%
Health Care — Products	3.9%
Oil & Gas	3.8%
Computers	3.3%
Electronics	3.1%
Diversified Financial	3.1%
Biotechnology	2.9%
Manufacturing	2.5%
Insurance	2.5%
Health Care — Services	2.4%
Media	2.3%
Aerospace & Defense	2.1%
Coal	2.0%
Advertising	1.9%
Lodging	1.7%
Entertainment	1.4%
Electrical Components & Equipment	1.2%
Financial Services	1.1%
Engineering & Construction	1.0%
Foods	0.9%
Transportation	0.9%
Mining	0.9%
Energy — Alternate Sources	0.8%
Automotive & Parts	0.7%
Banks	0.7%
Machinery — Diversified	0.7%
Home Furnishing	0.7%
Airlines	0.6%
Electric	0.4%
Environmental Controls	0.4%
Auto Manufacturers	0.4%
Leisure Time	0.3%
Machinery — Construction & Mining	0.3%
Metal Fabricate & Hardware	0.3%
Pipelines	0.3%
Home Builders	0.3%
Iron & Steel	0.3%
Chemicals	0.3%
Distribution & Wholesale	0.3%
Beverages	0.2%
Cosmetics & Personal Care	0.2%
Building Materials	0.2%
Household Products	0.2%
Toys, Games & Hobbies	0.1%
Textiles	0.1%
Office Furnishings	0.0%
Banking, Savings & Loans	0.0%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
100.0%

MassMutual Select Mid Cap Growth Equity II Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Smith International, Inc.	1.5%
Roper Industries, Inc.	1.3%
CONSOL Energy, Inc.	1.3%
VeriSign, Inc.	1.2%
Rockwell Collins, Inc.	1.2%
Juniper Networks, Inc.	1.2%
Government Reserve Investment Fund	1.2%
Ametek, Inc.	1.1%
Amazon.com, Inc.	1.1%
International Game Technology	1.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

MassMutual Select Mid Cap Growth Equity II Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 6/1/00 - 12/31/07
Class S	16.32%	18.23%	8.82%
Class A	15.74%	17.63%	8.28%
Class A (sales load deducted)*	9.08%	16.25%	7.44%
Class Y	16.15%	18.11%	8.73%
Class L	15.99%	17.94%	8.56%
Russell Midcap Growth Index	11.43%	17.90%	1.85%
S&P MidCap 400 Index	7.96%	16.18%	9.34%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted), the Russell Midcap Growth Index and the S&P MidCap 400 Index.

MassMutual Select Mid Cap Growth Equity II Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	15.36%	17.29%	17.39%
Class N (CDSC fees deducted)*	14.36%	17.29%	17.39%
Russell Midcap Growth Index	11.43%	17.90%	17.97%
S&P MidCap 400 Index	7.96%	16.18%	16.32%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Growth Equity Fund – and who are the Fund's sub-advisers?
  This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's managers believe offer potential for long-term growth. The Fund's sub-advisers are Wellington Management Company, LLP (Wellington) and Waddell & Reed Investment Management Company (Waddell & Reed). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned 10.14%, outpacing the 7.06% return of the Russell 2000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Fund also outperformed the -1.56% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund's investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?
   U.S. equity markets rose in the first quarter of 2007, as solid corporate earnings and continued merger and acquisition activity offset concerns of a weakening housing and credit environment. Despite the fact that most major indexes posted positive results, first-quarter returns were marked by extreme volatility. The markets were roiled by the subprime shakeout, a slowing U.S. economy and sentiment swings in emerging markets. In the second quarter of 2007, equity markets generally advanced, as better-than-expected corporate earnings and views of solidifying economic growth outweighed concerns of both rising interest rates and a continuing U.S. housing slump.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
   Broad-based, positive results in the consumer discretionary sector aided the Fund's performance in the first quarter of 2007, as did certain portfolio holdings in the financials sector, a sector that underperformed overall. Within energy, lower energy prices and rising costs proved to be a hindrance. Certain telecommunications positions also underperformed. Overall, sector allocation was favorable. On the downside, poor results from the portfolio's information technology stocks detracted. In the second quarter of 2007, the portfolio benefited from strong stock selection in the information technology, health care, financials and consumer discretionary sectors. Conversely, stock selection in consumer staples and telecommunication services hampered performance. Finally, the Fund's performance benefited from its underweight position in the poor-performing financials sector. During the third quarter of 2007, stock selection was the main performance driver. The Fund's security

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

selection in financials aided results, as did Fund management's choices in the information technology, consumer discretionary, and industrials sectors. Conversely, certain stocks in the industrials sector, in tandem with some holdings in the energy sector, detracted from performance. Turning to the fourth quarter of 2007, from a sector standpoint, it was no surprise that the two poorest-performing sectors were financials and consumer discretionary – as the consumer continued to come under pressure due to the housing downturn, tighter credit availability and rising food and fuel prices. We believe these same components squeezed the financials sector as well. On the other hand, strong security selection, particularly in the energy, materials, information technology and financials sectors, contributed to the Fund's performance.

What is your outlook?
   In our view, the concerns that developed in 2007, such as the subprime mortgage fallout, inflation fears, possible recession, the housing market slowdown and high energy prices, will continue into 2008 and have the potential to worsen in the short term. As a result, we remain committed to focusing on what we feel are higher-quality growth stocks that have a more sustainable and visible earnings stream with the potential to grow through internal cash flows.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Growth Equity Fund Industry Table (% of Net Assets) on 12/31/07
Software	11.7%
Commercial Services	7.7%
Internet	6.9%
Computers	5.0%
Oil & Gas	4.7%
Retail	4.3%
Transportation	3.7%
Health Care — Services	3.5%
Pharmaceuticals	3.5%
Entertainment	3.3%
Machinery — Construction & Mining	2.8%
Chemicals	2.6%
Biotechnology	2.4%
Insurance	2.3%
Health Care — Products	2.3%
Engineering & Construction	2.3%
Distribution & Wholesale	2.2%
Investment Companies	2.1%
Semiconductors	2.1%
Diversified Financial	1.8%
Lodging	1.4%
Aerospace & Defense	1.3%
Telecommunications	1.2%
Energy — Alternate Sources	1.2%
Environmental Controls	0.9%
Coal	0.9%
Cosmetics & Personal Care	0.8%
Machinery — Diversified	0.8%
Packaging & Containers	0.8%
Home Furnishing	0.8%
Electronics	0.6%
Advertising	0.6%
Mining	0.5%
Iron & Steel	0.5%
Media	0.5%
Household Products	0.5%
Banks	0.5%
Automotive & Parts	0.4%
Manufacturing	0.4%
Oil & Gas Services	0.3%
Water	0.3%
Trucking & Leasing	0.3%
Electric	0.3%
Holding Company — Diversified	0.3%
Toys, Games & Hobbies	0.2%
Real Estate Investment Trusts (REITS)	0.2%
Gas	0.2%
Hand & Machine Tools	0.2%
Apparel	0.2%
Airlines	0.2%
Beverages	0.1%
Foods	0.1%
Total Long-Term Investments	94.7%
Short-Term Investments and Other Assets and Liabilities	5.3%
100.0%

MassMutual Select Small Cap Growth Equity Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Bucyrus International, Inc. Cl. A	2.6%
Chicago Bridge & Iron Co.	2.3%
Adams Respiratory Therapeutics, Inc.	2.1%
Blackbaud, Inc.	2.1%
iShares Russell 2000 Growth Index Fund	1.9%
LKQ Corp.	1.8%
Healthways, Inc.	1.7%
Bill Barrett Corp.	1.6%
FactSet Research Systems, Inc.	1.6%
J.B. Hunt Transport Services, Inc.	1.6%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Growth Index and the Russell 2000 Index.

MassMutual Select Small Cap Growth Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/3/99 - 12/31/07
Class S	10.14%	17.08%	8.53%
Class A	9.58%	16.45%	7.95%
Class A (sales load deducted)*	3.28%	15.08%	7.21%
Class Y	9.99%	16.92%	8.38%
Class L	9.90%	16.76%	8.22%
Russell 2000 Growth Index	7.06%	16.5%	4.04%
Russell 2000 Index	(1.56)%	16.25%	8.16%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index and the Russell 2000 Index.

MassMutual Select Small Cap Growth Equity Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	9.28%	16.11%	16.21%
Class N (CDSC fees deducted)*	8.28%	16.11%	16.21%
Russell 2000 Growth Index	7.06%	16.5%	16.53%
Russell 2000 Index	(1.56)%	16.25%	16.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Company Growth Fund – and who are the Fund's sub-advisers?
   The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's sub-advisers believe offer potential for long-term growth. The Fund is managed by two sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. The sub-advisers are Mazama Capital Management, Inc. (Mazama) and Eagle Asset Management, Inc. (Eagle).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned 4.60%, trailing the 7.06% return of the Russell 2000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. On the other hand, the Fund exceeded the -1.56% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   The first quarter witnessed increased volatility in the equity markets – due to investor reaction to a drop in Asian stock markets, rising energy costs and mounting fears that troubles in the subprime mortgage market could spill over into other segments of the economy. Nevertheless, most major indexes finished the quarter near even or in positive territory. Strong employment and wage growth, continued flows into private equity funds and a rally in the bond market seemed to help mitigate some of the negative market sentiment. During the second quarter of 2007, a continued favorable rate environment more than offset the news about the subprime meltdown and the rising cost of energy. The bond market experienced an unexpected rate increase during this period, but the rates later pulled back somewhat, reducing the impact on borrowing costs. The yield curve also returned to its pre-2006 non-inverted state. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Another positive driver for the small-cap markets was the continued growth of merger and acquisition activity.

Despite positive results for U.S. growth stocks on average, investors remained skittish during the third quarter of 2007 about what, if anything, the Federal Reserve ("Fed") would do in response to mounting credit market and housing concerns. The Fed lowered the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. This foreshadowed the Fed's 0.50% cuts from both the discount and federal funds rates on September 18. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. Investors applauded both actions and the stock market rebounded in relief from what was an overall decline in July. In the fourth quarter of 2007, stock prices declined across all market capitalization segments, as investor sentiment grew increasingly negative in light of mounting credit market and housing concerns. Conventional wisdom shifted from expectations of slower U.S. economic growth in 2008 to a greater likelihood of recession, further hampering stock prices in most industry groups. During this period, the Fed lowered the federal funds and discount rates an additional 0.50%.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

What factors contributed to the Fund's performance?
   During the first quarter of 2007, the sectors that contributed the most to the Fund's performance were materials and consumer discretionary. Conversely, the financials sector hampered the Fund's results. During this period, the portfolio held overweight positions in the technology and producer durables sectors, as Fund management continued to invest in companies with strong financial models that were well positioned for the ongoing telecommunications build-out around the globe, the accelerating consumption of consumer electronics worldwide and the long-awaited enterprise upgrade cycle in the U.S. Turning to the second quarter of 2007, most major sectors in the Fund had positive absolute returns – with energy, industrials, materials and consumer discretionary each posting double-digit advances. During this time frame, the Fund's top-contributing sectors were consumer discretionary and industrials, with materials, energy and financials also positively contributing to returns. Also driving the Fund's performance during the quarter was the fact that 11 acquisitions were announced for holdings within the Fund's portfolio. On the downside, the Fund lagged in the information technology and health care sectors.

In the third quarter of 2007, the Fund's top-contributing sectors were industrials and materials. On a stock-specific basis, one of our strongest performers was OYO Geospace, a provider of seismic instruments to the oil and gas industries. During the three months ended September 30, industry speculation about a potential large order for subsea equipment as well as excitement over a new wireless seismic product caused a dramatic increase in the stock's price. On the other hand, portfolio holdings in the consumer discretionary, information technology, energy and financials sectors hampered the Fund's performance in the third quarter. The consumer discretionary sector was the portfolio's biggest disappointment, as increased pressure on the consumer caused by subprime issues hurt the Fund's performance. Finally, in the fourth quarter of 2007, industrials, financials and materials were the Fund's top-contributing sectors, as an overweight position in all three sectors magnified their strong portfolio returns. The biggest disappointments in the fourth quarter were in the energy sector – where, after a strong run, a sharp drop in OYO Geospace hurt performance – and the consumer discretionary sector, which suffered from a decline in the value of Volcom, a clothing retailer.

What is your outlook?
   We believe that domestic growth is slowing and a recession could be a possibility in 2008. Thus, throughout the year, we plan to focus on investments that we believe are less sensitive to domestic economic fluctuations.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Company Growth Fund Industry Table (% of Net Assets) on 12/31/07
Software	10.3%
Telecommunications	7.1%
Pharmaceuticals	7.0%
Diversified Financial	6.7%
Internet	6.3%
Health Care — Products	5.8%
Retail	5.6%
Electronics	5.4%
Chemicals	3.4%
Apparel	3.1%
Oil & Gas Services	3.0%
Health Care — Services	2.9%
Biotechnology	2.8%
Computers	2.8%
Commercial Services	2.7%
Semiconductors	2.5%
Advertising	2.2%
Electrical Components & Equipment	1.8%
Manufacturing	1.7%
Home Furnishing	1.6%
Machinery — Construction & Mining	1.5%
Metal Fabricate & Hardware	1.3%
Insurance	1.2%
Environmental Controls	1.1%
Banks	1.0%
Media	0.9%
Building Materials	0.9%
Automotive & Parts	0.8%
Oil & Gas	0.7%
Cosmetics & Personal Care	0.6%
Leisure Time	0.6%
Energy — Alternate Sources	0.6%
Entertainment	0.5%
Industrial — Distribution	0.3%
Real Estate	0.3%
Electric	0.3%
Machinery — Diversified	0.2%
Transportation	0.1%
Office Furnishings	0.1%
Hand & Machine Tools	0.1%
Foods	0.1%
Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%
100.0%

MassMutual Select Small Company Growth Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Polycom, Inc.	2.5%
Red Hat, Inc.	2.4%
Crocs, Inc.	1.9%
FCStone Group, Inc.	1.9%
Cephalon, Inc.	1.8%
Eclipsys Corp.	1.8%
Oyo Geospace Corp.	1.8%
Cash America International, Inc.	1.6%
Cubist Pharmaceuticals, Inc.	1.6%
Universal Electronics, Inc.	1.6%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Growth Index and the Russell 2000 Index .

MassMutual Select Small Company Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/01 - 12/31/07
Class S	4.60%	14.53%	5.58%
Class A	4.09%	14.00%	5.08%
Class A (sales load deducted)*	(1.90)%	12.66%	4.04%
Class Y	4.55%	14.47%	5.51%
Class L	4.39%	14.32%	5.37%
Russell 2000 Growth Index	7.06%	16.5%	6.73%
Russell 2000 Index	(1.56)%	16.25%	8.92%

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index and the Russell 2000 Index.

MassMutual Select Small Company Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	3.85%	13.71%	13.86%
Class N (CDSC fees deducted)*	2.90%	13.71%	13.86%
Russell 2000 Growth Index	7.06%	16.5%	16.53%
Russell 2000 Index	(1.56)%	16.25%	16.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Emerging Growth Fund – and who are the Fund's sub-advisers?
   The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies – generally in industry segments experiencing rapid growth, and often including technology and technology-related stocks. The Fund will normally invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies in both the U.S. and abroad. The Fund's sub-advisers are Delaware Management Company (Delaware) and Insight Capital Research & Management, Inc. (Insight). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned 17.98%, exceeding the 7.06% return of the Russell 2000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Fund also outpaced the -1.56% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   The strength of corporate profit growth and heightened deal activity in the first quarter of 2007 extended the market rally that began in 2006, but not before the market took a major hit in February. Rising fears about contagion spreading from the subprime lending market, relatively weak economic growth data and announcements from Chinese authorities about their intent to curb market speculation all converged to cause a major sell-off late in the month. Over the ensuing weeks, many of these concerns abated, and the markets rebounded. Investors bought stocks with conviction during the second quarter of 2007, as the major indexes advanced throughout the period.

The third quarter of 2007 was marked by a period of volatility in the market. Concerns about a severe deterioration in credit markets, worries about a potential recession, and the ultimate lowering of interest rates by the Federal Reserve ("Fed") all had a significant effect on stock prices. Although stocks in the middle of the period experienced major declines, a positive response to the Fed's interest rate cuts left most indexes up slightly for the quarter. Concerns about the impact of housing-related credit problems on the overall economy drove stocks lower in the fourth quarter of 2007. The threat of inflation, largely as a response to oil prices approaching $100 a barrel, renewed fears about the future health of consumer spending. The convergence of these factors detracted from returns for the fourth quarter.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, overall stock selection was positive, with the top contributors coming from the consumer nondurables, materials, health care and basic industry/capital goods sectors. Conversely, weakness in the information technology, industrials and consumer services sectors hindered the Fund's performance. In the second quarter of 2007, a slightly negative impact from sector allocation was more than overcome by superior stock selection. Leading the way with strong performance were the Fund's holdings in the business services, consumer services and health care sectors.

In the third quarter of 2007, enhanced stock selection in the business services, consumer services and consumer nondurables sectors was more than able to offset some weakness in the health care and financials sectors. Hampering sector allocation were an underweight position in the health care sector and an overweight position in the consumer nondurables sector. Conversely, the portfolio benefited from an underweight position in the transportation sector. In the fourth quarter of 2007, consumer discretionary and industrial holdings proved beneficial for the Fund, while information technology and health care holdings detracted from performance, as did stock picks in the consumer nondurables, consumer services and energy sectors. An overweight position in consumer nondurables also hindered the Fund's performance, as this was one of the worst-performing sectors during the quarter (due to fears

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

that housing price declines and related credit problems would dampen consumer spending). In the energy sector, stock selection detracted, based on the Fund's underweight position in energy exploration and production stocks, which performed significantly better than the oil service-related companies in which the Fund has traditionally invested.

What is your outlook?
   As we enter 2008, worries remain as to whether the overall economy will be able to sustain the growth seen in 2007. Rising energy costs and falling housing prices are both detrimental to consumer spending. We have reduced our position in consumer-oriented names as a result of these concerns, while redeploying the proceeds largely to health care stocks, which are not as susceptible to these factors. There was a large disparity in performance between growth- and value-oriented stocks during 2007, which indicates that investors may still be willing to place their confidence in companies that have the ability to grow earnings and sales in the current environment. Consequently, we will continue to focus on companies with these characteristics.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Emerging Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Pharmaceuticals	9.6%
Internet	8.8%
Commercial Services	8.2%
Computers	6.6%
Software	5.0%
Oil & Gas Services	4.4%
Biotechnology	4.4%
Energy — Alternate Sources	4.3%
Health Care — Products	4.2%
Retail	3.7%
Apparel	3.3%
Semiconductors	2.9%
Health Care — Services	2.6%
Chemicals	2.5%
Metal Fabricate & Hardware	2.4%
Machinery — Diversified	2.0%
Oil & Gas	2.0%
Distribution & Wholesale	2.0%
Insurance	1.8%
Diversified Financial	1.7%
Foods	1.6%
Aerospace & Defense	1.3%
Telephone Utilities	1.3%
Entertainment	1.3%
Leisure Time	1.2%
Manufacturing	1.1%
Environmental Controls	1.1%
Coal	1.1%
Engineering & Construction	1.0%
Household Products	0.9%
Electronics	0.9%
Telecommunications	0.8%
Hand & Machine Tools	0.7%
Banks	0.6%
Total Long-Term Investments	97.3%
Short-Term Investments and Other Assets and Liabilities	2.7%
100.0%

MassMutual Select Emerging Growth Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Priceline.com, Inc.	3.1%
Deckers Outdoor Corp.	2.8%
Synaptics, Inc.	2.5%
Terra Industries, Inc.	2.5%
Blue Coat Systems, Inc.	2.4%
FTI Consulting, Inc.	2.3%
United Therapeutics Corp.	2.3%
Perrigo Co.	2.2%
Arena Resources, Inc.	2.0%
LKQ Corp.	2.0%

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Growth Index and the Russell 2000 Index.

MassMutual Select Emerging Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
Class S	17.98%	16.28%	(3.50)%
Class A	17.52%	15.67%	(4.00)%
Class A (sales load deducted)*	10.77%	14.31%	(4.74)%
Class Y	17.94%	16.19%	(3.58)%
Class L	17.88%	15.98%	(3.76)%
Russell 2000 Growth Index	7.06%	16.5%	0.92%
Russell 2000 Index	(1.56)%	16.25%	6.89%

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index and the Russell 2000 Index.

MassMutual Select Emerging Growth Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	17.16%	15.36%	15.41%
Class N (CDSC fees deducted)*	16.16%	15.36%	15.41%
Russell 2000 Growth Index	7.06%	16.5%	16.53%
Russell 2000 Index	(1.56)%	16.25%	16.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Diversified International Fund – and who is the Fund's sub-adviser?
   The Fund seeks growth of capital over the long term by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class S shares returned 8.86%, underperforming the 16.65% return of the Morgan Stanley Capital International All Country World Index ("MSCI ACWI®") ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

What was the investment background during the period?
   International equity markets took investors for a bumpy ride in the first quarter of 2007. After continuing to trend gently upwards at the start of the year, a sell-off in Chinese equities and jitters about rising defaults on subprime mortgages in the U.S. sent markets around the world plunging in late February and into early March. By quarter-end, however, equity markets had regained their composure, reassured by the U.S. Federal Reserve's ("Fed's") outlook for growth and inflation in the world's largest economy, and booming global merger and acquisition activity. During the second quarter of 2007, international equity markets advanced once again, as stocks were generally supported by better-than-expected corporate earnings and robust merger and acquisition activity. Nevertheless, investors continued to worry about the subprime mortgage market throughout the quarter, and equity markets retreated slightly in June amid increased fears of global inflation and national security concerns in the UK.

International equity markets suffered a severe bout of turbulence, but ended the third quarter of 2007 modestly higher. Stock markets worldwide fell early in the quarter, amid a liquidity crisis in short-term money markets triggered by mounting problems in the U.S. subprime mortgage market. But they rebounded through September, after injections of liquidity by many central banks and a cut in U.S. interest rates helped to ease investor anxiety. During the fourth quarter of 2007, equity markets around the globe retreated, as the MSCI ACWI ex-U.S. fell 0.66%. Equity markets rallied early in the fourth quarter on positive economic news. However, as the U.S. housing and mortgage markets continued to slow, various financial companies announced subprime mortgage-related writedowns – the reduction of the book value of an asset because it is overvalued compared to the market value – and dampened investor enthusiasm. Fears of slowing economic growth also became more prominent as business surveys weakened and the Fed revised its 2008 growth forecast downward. At the same time, oil prices moved higher as inventories remained low. Against this backdrop, central banks worldwide became more accommodating. The Fed cut U.S. interest rates twice during the fourth quarter, the Bank of England cut rates once, and the European Central Bank pumped a considerable amount of money into the banking system.

What factors contributed to the Fund's performance?
   Top contributors to portfolio performance in the first quarter of 2007 included steel companies Arcelor Mittal and JFE Holdings. Elsewhere, portfolio returns were strengthened by sustained market share gains from Sainsbury, which showed that the UK supermarket operator's plans to boost sales remained on track. Chief detractors from portfolio performance in the first quarter were concentrated within the financials sector and included ORIX, Sumitomo Mitsui Financial and ING Groep. In the second quarter of 2007, an overweight position in the industrial commodities sector contributed to performance, as did an underweight position in the construction/housing and consumer cyclicals sectors. An overweight allocation to the financials sector detracted.

In the third quarter of 2007, the top three contributors to the Fund's performance from a sector perspective were utilities, energy and technology. Detracting from the Fund's progress were its overweight positions in the financials and industrial commodities sectors – and its investments in the

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

capital equipment sector. In the fourth quarter of 2007, contributors to returns were diversified by sector and included Brazil-based oil and gas company Petrobras and China's Sinopec. These companies rose on near-record crude oil prices and a discovery of new oil reserves. Germany's largest utility, E.ON, contributed to the Fund's performance, as the company announced earnings that exceeded expectations and a share buyback based on improved margins due to higher electricity prices in Germany and Britain. Hampering the Fund's returns in the fourth quarter were its overweight positions in the financials and industrial commodities sectors – and its underweight position in the consumer cyclicals sector.

What is your outlook?
   Our research and experience as value managers have taught us to keep portfolio risk proportionate with the value opportunity we identify. After a lengthy period of compression, valuation spreads are, in our view, beginning to widen. If this trend continues, we may see increased opportunities to raise the portfolio's concentration in undervalued industries and companies.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified International Fund

Country Weightings

(% of Net Assets) on 12/31/07

Japan	17.9%
United Kingdom	13.3%
Germany	11.0%
France	10.2%
South Korea	6.1%
Brazil	5.0%
Canada	4.1%
Taiwan	3.9%
Holland	3.1%
Netherlands	2.9%
Switzerland	2.6%
Italy	2.3%
China	1.8%
Australia	1.4%
Belgium	1.3%
Luxembourg	1.2%
Russia	1.1%
South Africa	1.0%
Sweden	0.9%
Spain	0.9%
Thailand	0.8%
Hong Kong	0.8%
Finland	0.7%
Israel	0.6%
Philippine Islands	0.6%
Austria	0.6%
Norway	0.4%
Singapore	0.2%
Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%
100.0%

MassMutual Select Diversified International Fund Ten Largest Stock Holdings (% of Net Assets) on 12/31/07
Royal Dutch Shell PLC	2.9%
E.ON AG	2.2%
Allianz AG	2.0%
ING Groep NV	1.9%
Petroleo Brasileiro SA	1.9%
BASF AG	1.7%
Renault SA	1.7%
Vodafone Group PLC	1.7%
Muenchener Rueckversicherungs AG	1.6%
Total SA	1.6%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI ACWI ex-U.S.

MassMutual Select Diversified International Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 12/14/06 - 12/31/07
Class S	8.86%	9.15%
Class A	8.38%	8.68%
Class A (sales load deducted)*	2.15%	2.71%
Class Y	8.73%	9.02%
Class L	8.66%	8.96%
Class N	8.03%	8.32%
Class N (CDSC fees deducted)*	7.03%	7.37%
MSCI ACWI ex-U.S.	16.65%	17.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex-U.S. is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Overseas Fund – and who are the Fund's sub-advisers?
   The Fund seeks growth of capital over the long term by investing in both foreign and domestic equity securities. The Fund invests at least 80% of its net assets in stocks of foreign companies – including companies located in Europe, Latin America and Asia. The Fund's two sub-advisers, Massachusetts Financial Services Company (MFS) and Harris Associates L.P. (Harris), are each responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?
  The Fund's Class S shares returned 4.21%, trailing the 11.17% return of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500® Index, a measure of U.S. large-cap stock performance, finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI EAFE Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgages crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50%) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, continued subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, numerous factors hindered the Fund's performance. From a sector perspective, the portfolio's underweight position in special products/services detracted from returns, as did an overweight position in health care. In addition, stock selection in the autos, housing, technology and health care sectors hurt the Fund's results. Conversely, overweight positions and stock selection in consumer staples and retailing and an underweight allocation in financial services helped drive the Fund's performance. From a geographic perspective, the greatest contributors to performance for the quarter were the Fund's positions in the UK, Japan and Germany. The greatest detractors from relative performance included an overweight allocation to South Korea and the Fund's positions in Switzerland. The Fund's overweight position in consumer staples and underweight allocations to basic

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

materials and special products/services hampered the Fund's progress in the second quarter of 2007, as did stock selection in the consumer staples and basic materials sectors. Conversely, contributing to the Fund's performance was its underweight position in the struggling financial services sector and stock selection in financial services, utilities/communications and industrial goods/services.

In the third quarter of 2007, detracting from the Fund's performance was stock selection in the basic materials, industrial goods/services and information technology sectors. The Fund's currency positioning was detrimental as well, as underweight allocations to appreciating currencies (such as Australian and Hong Kong dollars) hampered the Fund's progress. From a geographic perspective, the greatest detractors from relative performance during the third quarter were the Fund's positions in the UK and Switzerland. Conversely, the greatest contributor to performance was its position in Japan. Also contributing positively to the Fund in the third quarter was stock selection and an overweight position in the consumer staples sector and stock selection in retailing. In the fourth quarter of 2007, stock selection and an underweight position in the basic materials sector contributed to the Fund's performance, as did stock choices in the health care sector and an underweight position in financial services. Stock selection in industrial goods/services was also additive. From a geographic view, contributing to the Fund's relative performance in the fourth quarter was its position in Japan. On the downside, the greatest detractors from relative performance during the fourth quarter were the Fund's positions in the UK, Germany and Ireland. In addition, stock selection in the leisure industry, in tandem with stock choices and an overweight position in information technology, detracted from Fund returns in the fourth quarter. The Fund's underweight position in the utilities and communications sectors also held the Fund back as 2007 came to a close.

What is your outlook?
   As long-term value investors, we will continue to focus on finding attractive, undervalued foreign companies with management teams focused on building shareholder value. We continue to believe we are well positioned to benefit from any rebound in the underlying equity markets.

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

MassMutual Select Overseas Fund

Industry Table

(% of Net Assets) on 12/31/07

Banks	11.3%
Diversified Financial	10.6%
Pharmaceuticals	8.0%
Media	7.2%
Chemicals	5.1%
Auto Manufacturers	4.7%
Semiconductors	4.6%
Beverages	4.3%
Foods	4.1%
Commercial Services	3.8%
Insurance	3.8%
Oil & Gas	3.3%
Retail	2.7%
Electronics	2.6%
Holding Company — Diversified	2.3%
Electrical Components & Equipment	2.2%
Cosmetics & Personal Care	2.0%
Office Equipment/Supplies	1.9%
Electric	1.8%
Transportation	1.7%
Household Products	1.6%
Advertising	1.5%
Software	1.5%
Entertainment	1.2%
Gas	0.9%
Telecommunications	0.9%
Health Care — Products	0.8%
Building Materials	0.8%
Manufacturing	0.8%
Mining	0.4%
Automotive & Parts	0.3%
Toys, Games & Hobbies	0.3%
Food Services	0.2%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
100.0%

MassMutual Select Overseas Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

GlaxoSmithKline PLC	3.4%
UBS AG Registered	3.3%
Nestle SA	2.4%
LVMH Moet Hennessy Louis Vuitton SA	2.3%
Bayerische Motoren Werke AG	2.1%
Credit Suisse Group	2.1%
Samsung Electronics Co. Ltd.	2.1%
Diageo PLC	1.9%
Novartis AG	1.8%
Roche Holding AG	1.8%

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

MassMutual Select Overseas Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/01 - 12/31/07
Class S	4.21%	18.09%	8.27%
Class A	3.71%	17.59%	7.81%
Class A (sales load deducted)*	(2.25)%	16.21%	6.86%
Class Y	4.14%	18.03%	8.21%
Class L	4.05%	17.90%	8.08%
MSCI EAFE Index	11.17%	21.59%	10.12%

Hypothetical Investments in MassMutual Select Overseas Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

MassMutual Select Overseas Fund
Total Return

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 12/31/02 - 12/31/07
Class N	3.47%	17.25%	17.46%
Class N (CDSC fees deducted)*	2.59%	17.25%	17.46%
MSCI EAFE Index	11.17%	21.59%	21.76%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report

What are the investment objectives of the Funds that comprise the MassMutual Select Destination Retirement Series?
   Destination Retirement Income Fund: The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation, by investing in a combination of MassMutual equity, fixed-income and money market funds using an asset allocation strategy designed for investors already in retirement.

  Destination Retirement 2010 / 2020 / 2030 / 2040 / 2050 Funds: Each of these Funds seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in a combination of MassMutual equity, fixed-income and money market funds. Each Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2010, 2020, 2030, 2040 or 2050, respectively.

How did each Fund perform during the 12 months ended December 31, 2007?
  For the 12 months ended December 31, 2007, each Fund's Class S return is shown below. (All returns for the Destination Retirement 2050 Fund are since the Fund's December 17, 2007 inception date.) Also shown are the returns of each Fund's custom benchmark; the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios; the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

Destination Retirement Income Fund	Custom Benchmark	Lipper Balanced Fund Index	Lehman Brothers Aggregate Bond Index	S&P 500 Index
5.55%	6.89%	6.53%	6.97%	5.49%
Destination Retirement 2010 Fund
5.92%	6.87%	6.53%	6.97%	5.49%
Destination Retirement 2020 Fund
5.59%	6.83%	6.53%	6.97%	5.49%
Destination Retirement 2030 Fund
6.18%	6.72%	6.53%	6.97%	5.49%
Destination Retirement 2040 Fund
6.63%	6.55%	6.53%	6.97%	5.49%
Destination Retirement 2050 Fund
0.40%*	-0.11%*	0.65%*	1.25%*	0.11%*

* Since inception return. The Destination Retirement 2050 Fund's inception date is 12/17/2007.

For all Destination Retirement Funds except the Destination Retirement 2050 Fund:

Most of the Destination Retirement Funds underperformed their respective custom benchmarks for the 12-month period ended December 31, 2007. Outperforming its custom benchmark, however, was the Destination Retirement 2040 Fund – which was also the only Fund to outperform the Lipper Balanced Fund Index. Of these Destination Retirement Funds, none of the Funds (each of which has a stock component) outperformed the Lehman Brothers Aggregate Bond Index for the full year. Conversely, all of the Funds outperformed the S&P 500 Index for the 12-month period.

For the Destination Retirement 2050 Fund:

Since the Fund's inception on December 17, 2007, the Destination Retirement 2050 Fund outperformed both its custom benchmark and the S&P 500 Index. Conversely, the Fund trailed the

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

since inception returns of the Lipper Balanced Fund Index and the Lehman Brothers Aggregate Bond Index for the reporting period from December 17 through December 31, 2007.

Destination Retirement Custom Benchmarks

•  The Custom Destination Income Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®"), Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement Income Fund.

•  The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2010 Fund.

•  The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2020 Fund.

•  The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2030 Fund.

•  The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2040 Fund.

•  The Custom Destination 2050 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2050 Fund.

What was the investment background during the period?
   Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, declined slightly; conversely, the S&P 500® Index, a measure of U.S. large-cap stock performance, and the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, each finished with a small advance. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

During the third quarter of 2007, the financial markets were volatile from the shock waves produced by the meltdown in the subprime area of the mortgage market. In general, lower-risk assets performed better than their higher-risk counterparts, as investors sought areas that were perceived to be safer as part of a "flight to quality." The Federal Reserve ("Fed") acted by lowering short-term interest rates to help ease the credit crunch. Following the Fed's move, U.S. Treasury securities rallied sharply in anticipation that the Fed had begun a cycle of lowering rates over time. Exiting the quarter, equities rallied sharply due to the Fed's action and on a resulting improvement in market sentiment. Financial market volatility continued during the fourth quarter of 2007, as signs of an economic slowdown in

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

the U.S. and massive writedowns in the financial services industry worldwide unnerved investors. A writedown involves the reduction of the book value of an asset because it is overvalued compared to the market value. In general, lower-risk assets again performed better than higher risk ones, as investors continued to seek areas that were perceived to be safer investments. The Fed took further action to limit the credit crunch, which had begun to show signs of taking hold among lending institutions. Treasury securities continued to rally and the equity markets sold off sharply towards the end of the year, as a December rally faltered on the last day of the year.

What factors contributed to the Funds' performance?
   Performance of the portfolios' asset classes varied during the first quarter of 2007. Within equities, the portfolios benefited from exposure to small-cap and international stocks. On the fixed-income side, the portfolios benefited from exposure to Treasury inflation-protected securities ("TIPS") due to their investment in the Premier Inflation-Protected Bond Fund. During this time frame, we completed a large number of changes to the Destination Retirement portfolios as part of our goal to increase the diversification of the underlying funds held by these investment options. Each Destination Retirement portfolio was reallocated to hold a larger number of investment options. Among the underlying funds, some of the top relative performers were the Premier Strategic Income Fund, Premier Value Fund, Premier Main Street Small Cap Fund, Select Overseas Fund, Premier Short-Duration Bond Fund and Select Mid Cap Growth Equity II Fund. Among the laggards relative to their respective indexes were the Premier Enhanced Index Value Fund, Select Large Cap Value Fund, Select Growth Equity Fund, Select Blue Chip Growth Fund and Select Small Cap Core Equity Fund.

During the second quarter of 2007, the portfolios benefited from exposure to large-cap growth and international stocks. On the fixed-income side, in a turnaround from the first quarter, the portfolios' exposure to TIPS through the Premier Inflation-Protected Bond Fund hampered the portfolios' performance, as that Fund ended the quarter in negative territory. Conversely, the Premier Strategic Income Fund posted a slight gain, largely due to its exposure to foreign bonds of both emerging markets and developed countries, as these markets benefited from attractive yields and strong currency gains relative to the U.S. dollar. Both the Premier Core Bond Fund and the Premier Diversified Bond Fund were down in absolute returns and trailed the Lehman Brothers Aggregate Bond Index for the period. During the second quarter, we continued to adjust the Destination Retirement portfolios as part of our goal to improve the diversification of the underlying funds held by these investment options and provide the appropriate risk profile for each Fund. Having portfolios diversified with a wide number of investment managers was beneficial in many ways during the second quarter, since some of the top relative performers included funds that we added as part of our readjustment process – such as the Select Blue Chip Growth Fund, Premier International Equity Fund, Select Diversified International Fund, Premier Value Fund and Select Emerging Growth Fund. On the other hand, the underlying funds that detracted from performance included the Select Growth Equity Fund, Select Aggressive Growth Fund, Select Overseas Fund and Select Small Cap Core Equity Fund.

During the third quarter of 2007, the portfolios benefited from exposure to large-cap growth stocks within the equity segment and from a significant exposure to TIPS within the Destination Retirement Income, 2010 and 2020 investment options. Exposure to large-cap growth was a strong contributor to performance, partly due to the returns to the asset class but also because of strong relative performance posted by many of the underlying investments held in that category. The Select Aggressive Growth Fund posted the strongest gains among the large-cap growth investment options by delivering a total return of more than 9% for the quarter. In small-cap growth, the Select Emerging Growth Fund posted a total return of more than 10%. The Select Fundamental Value Fund, which has a relatively high position within the Destination Retirement Series, also outpaced its benchmark index for the period. On the downside, the Funds' exposure to small- and mid-cap stock investments was a hindrance in the third quarter of 2007, as these areas sold off during the "flight to quality" rally that saw investors move away from more volatile investments toward those with lower risk profiles. Core holdings such as the Premier Enhanced Index Value Fund, Premier Enhanced Index Growth Fund, Select Small Cap Core Equity Fund, Premier Main Street Small Cap Fund and Select Overseas Fund exhibited the weakest performance during the quarter.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Finally, in the fourth quarter of 2007, the portfolios benefited from exposure to large-cap growth stocks within the equity segment and from a significant exposure to Treasury inflation-protected securities within the Destination Retirement Income, 2010 and 2020 investment options. Exposure to large-cap value was a drag on performance, but two of the underlying funds held up much better than their benchmarks during the quarter. Mid-cap value was a different story, as Select Mid-Cap Value Fund was down sharply for the quarter. The Premier Enhanced Index Growth Fund and Premier Enhanced Index Value Fund both outperformed their respective benchmarks. Finally, the portfolio was hampered by each of the international equity strategies during the quarter, with the Select Diversified International Fund losing the most ground. Finally, the Select Focused Value Fund was down sharply for the quarter as well. Exposure to small- and mid-cap stock funds was a hindrance, as these areas continued to sell off.

What is your outlook?
   During the latter part of 2007, we took further steps to adjust the Destination Retirement portfolios to position them to deliver the proper strategy to get investors to their retirement goals. As part of that process, we have adjusted the target risk of each portfolio. This meant different things for each of the Destination Retirement Funds, but in many cases, the level of equity allocation increased. Over time, we believe that this change has the potential to result in favorable outcomes for Destination Retirement Series investors.

MassMutual Select Destination Income Fund Asset Allocation (% of Net Assets) on 12/31/07
Equity Funds	34.7%
Fixed Income Fund	65.4%
Total Long-Term Investments	100.1%
Short-Term Investment and Other Assets and Liabilities	(0.1)%
100.0%

MassMutual Select Destination Retirement 2010 Fund Asset Allocation (% of Net Assets) on 12/31/07
Equity Funds	55.0%
Fixed Income Fund	45.1%
Total Long-Term Investments	100.1%
Short-Term Investment and Other Assets and Liabilities	(0.1)%
100.0%

MassMutual Select Destination Retirement 2020 Fund Asset Allocation (% of Net Assets) on 12/31/07
Equity Funds	76.0%
Fixed Income Fund	24.0%
Total Long-Term Investments	100.0%
Short-Term Investment and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination Retirement 2030 Fund Asset Allocation (% of Net Assets) on 12/31/07
Equity Funds	91.4%
Fixed Income Fund	8.6%
Total Long-Term Investments	100.0%
Short-Term Investment and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination Retirement 2040 Fund Asset Allocation (% of Net Assets) on 12/31/07
Equity Funds	94.6%
Fixed Income Fund	5.4%
Total Long-Term Investments	100.0%
Short-Term Investment and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination Retirement 2050 Fund Asset Allocation (% of Net Assets) on 12/31/07
Equity Funds	95.0%
Fixed Income Fund	5.0%
Total Long-Term Investments	100.0%
Short-Term Investment and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination Retirement Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Lehman Brothers Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination Income Index.

MassMutual Select Destination Retirement Income Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 12/31/03 - 12/31/07
Class S	5.55%	5.24%
Class A	5.10%	4.85%
Class A (sales load deducted)**	(0.95)%	3.31%
Class Y	5.47%	5.21%
Class L	5.43%	5.12%
Class N	4.78%	4.52%
Class N (CDSC fees deducted)**	3.81%	4.52%
Lehman Brothers Aggregate Bond Index	6.97%	4.52%
S&P 500 Index	5.49%	9.23%
Lipper Balanced Fund Index	6.53%	8.07%
Custom Destination Income Index	6.89%	6.34%*

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination Income Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2010 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Lehman Brothers Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2010 Index.

MassMutual Select Destination Retirement 2010 Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 12/31/03 - 12/31/07
Class S	5.92%	6.18%
Class A	5.51%	5.76%
Class A (sales load deducted)**	(0.56)%	4.21%
Class Y	5.84%	6.12%
Class L	5.82%	6.04%
Class N	5.14%	5.43%
Class N (CDSC fees deducted)**	4.15%	5.43%
Lehman Brothers Aggregate Bond Index	6.97%	4.52%
S&P 500 Index	5.49%	9.23%
Lipper Balanced Fund Index	6.53%	8.07%
Custom Destination 2010 Index	6.87%	7.19%*

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2010 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2020 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2020 Index.

MassMutual Select Destination Retirement 2020 Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 12/31/03 -12/31/07
Class S	5.59%	7.36%
Class A	5.14%	6.94%
Class A (sales load deducted)**	(0.91)%	5.37%
Class Y	5.45%	7.29%
Class L	5.43%	7.19%
Class N	4.86%	6.61%
Class N (CDSC fees deducted)**	3.90%	6.61%
S&P 500 Index	5.49%	9.23%
Lehman Brothers Aggregate Bond Index	6.97%	4.52%
Lipper Balanced Fund Index	6.53%	8.07%
Custom Destination 2020 Index	6.83%	8.46%*

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2020 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2030 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2030 Index.

MassMutual Select Destination Retirement 2030 Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 12/31/03 - 12/31/07
Class S	6.18%	8.97%
Class A	5.76%	8.53%
Class A (sales load deducted)**	(0.32)%	6.94%
Class Y	6.13%	8.90%
Class L	6.01%	8.80%
Class N	5.51%	8.21%
Class N (CDSC fees deducted)**	4.55%	8.21%
S&P 500 Index	5.49%	9.23%
Lehman Brothers Aggregate Bond Index	6.97%	4.52%
Lipper Balanced Fund Index	6.53%	8.07%
Custom Destination 2030 Index	6.72%	10.08%*

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2030 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2040 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2040 Index.

MassMutual Select Destination Retirement 2040 Fund
Total Return

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 12/31/03 - 12/31/07
Class S	6.63%	9.96%
Class A	6.16%	9.52%
Class A (sales load deducted)**	0.05%	7.92%
Class Y	6.60%	9.91%
Class L	6.49%	9.82%
Class N	5.90%	9.19%
Class N (CDSC fees deducted)**	4.95%	9.19%
S&P 500 Index	5.49%	9.23%
Lehman Brothers Aggregate Bond Index	6.97%	4.52%
Lipper Balanced Fund Index	6.53%	8.07%
Custom Destination 2040 Index	6.55%	11.09%*

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2040 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2050 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2050 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2050 Index.

MassMutual Select Destination Retirement 2050 Fund
Total Return

Since Inception 12/17/07 - 12/31/07
Class S	0.40%
Class A	0.40%
Class A (sales load deducted)*	(5.37)%
Class Y	0.40%
Class L	0.40%
Class N	0.40%
Class N (CDSC fees deducted)*	(0.60)%
S&P 500 Index	0.11%
Lehman Brothers Aggregate Bond Index	1.25%
Lipper Balanced Fund Index	0.65%
Custom Destination 2050 Index	(0.11)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2050 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 0.7%
PREFERRED STOCK — 0.7%
Auto Manufacturers — 0.1%
General Motors Corp.	5,000	$79,600
General Motors Corp., Series C(a)	6,475	126,263
		205,863
U.S. Government Agencies — 0.6%
Fannie Mae Preferred	33,000	849,750
Fannie Mae Preferred	1,300	59,922
Freddie Mac Preferred	49,000	1,281,350
		2,191,022
TOTAL PREFERRED STOCK (Cost $2,341,509)		2,396,885
TOTAL EQUITIES (Cost $2,341,509)		2,396,885
	Principal Amount
BONDS & NOTES — 97.1%
ASSET BACKED SECURITIES — 2.2%
Commercial MBS — 0.9%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4 5.115% 09/10/2015	$280,000	273,184
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.353% 09/10/2047	840,000	828,278
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4 VRN 5.512% 11/10/2045	350,000	348,510
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 VRN 5.842% 05/12/2039	610,000	624,420
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989% 08/13/2042	240,000	231,210

	Principal Amount	Market Value
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 5.692% 04/15/2049	$910,000	$924,118
		3,229,720
Home Equity ABS — 0.7%
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F 6.340% 12/15/2028	11,763	11,550
GSAA Trust, Series 2005-7, Class AV1 FRN 4.970% 05/25/2035	26,409	26,310
Irwin Home Equity, Series 2006-1, Class 2A1 FRN 5.015% 09/25/2035	230,508	229,396
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF6 5.879% 06/25/2037	2,100,000	1,980,235
Residential Funding Mortgage Securities II, Series 2005-HSA1, Class AI1 FRN 4.990% 12/25/2035	362,565	360,108
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 02/25/2032	191,922	163,404
		2,771,003
Other ABS — 0.6%
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3 FRN 5.220% 09/25/2035	751,440	727,605
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3 FRN 5.140% 09/25/2035	900,000	728,157
Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1 FRN 5.260% 12/25/2042	393,614	358,127

	Principal Amount	Market Value
Countrywide Asset Backed Certificates, Series 2005-17, Class 1AF1 FRN 5.065% 05/25/2036	$159,640	$159,392
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2 FRN 5.260% 12/25/2032	12,468	11,929
Lehman XS Trust, Series 2005-5N, Class 1A1 FRN 5.165% 11/25/2035	301,390	277,718
		2,262,928
TOTAL ASSET BACKED SECURITIES (Cost $8,668,522)		8,263,651
CORPORATE DEBT — 22.9%
Advertising — 0.1%
Lamar Media Corp. 6.625% 08/15/2015	90,000	87,525
RH Donnelley Corp.(b) 8.875% 10/15/2017	85,000	78,625
		166,150
Aerospace & Defense — 0.0%
DRS Technologies, Inc. 6.625% 02/01/2016	55,000	54,312
Agriculture — 0.2%
Altria Group, Inc. 7.000% 11/04/2013	350,000	391,418
Reynolds American, Inc. 6.750% 06/15/2017	215,000	218,982
		610,400
Airlines — 0.1%
Delta Airlines, Inc.(b) 6.821% 08/10/2022	400,000	384,000
Apparel — 0.0%
Oxford Industries, Inc. 8.875% 06/01/2011	45,000	44,775
Auto Manufacturers — 0.6%
DaimlerChrysler NA Holding 5.750% 05/18/2009	140,000	140,600
DaimlerChrysler NA Holding 5.875% 03/15/2011	380,000	385,586

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
DaimlerChrysler NA Holding 7.200% 09/01/2009	$65,000	$67,027
Ford Motor Co. 4.250% 12/15/2036	150,000	149,062
Ford Motor Co. 6.625% 10/01/2028	40,000	26,600
Ford Motor Co. 7.450% 07/16/2031	190,000	141,075
General Motors Corp. 8.250% 07/15/2023	80,000	63,600
General Motors Corp.(a) 8.375% 07/15/2033	1,240,000	998,200
General Motors Corp. EUR(c) 8.375% 07/05/2033	40,000	45,622
		2,017,372
Automotive & Parts — 0.0%
Visteon Corp. 8.250% 08/01/2010	180,000	159,300
Banks — 2.5%
BAC Capital Trust XIV FRN 5.630% 03/15/2012	30,000	26,622
Bank of America Corp. 5.375% 08/15/2011	470,000	479,325
Glitnir Banki HF(b) 6.330% 07/28/2011	290,000	283,506
Glitnir Banki HF(b) 6.375% 09/25/2012	390,000	382,578
Glitnir Banki HF FRN(b) 6.693% 06/15/2011	420,000	423,102
Glitnir Banki HF FRN(b) 7.451% 09/14/2016	100,000	92,018
Hypothekenbank in Essen(b) 5.000% 01/20/2012	100,000	103,212
ICICI Bank Ltd.(b) 6.375% 04/30/2022	428,000	387,433
ICICI Bank Ltd. VRN 6.375% 04/30/2022	190,000	169,930
KeyBank NA 5.500% 09/17/2012	140,000	142,327
Landsbanki Islands HF(b) 6.100% 08/25/2011	670,000	660,325
Rabobank Capital Fund II VRN(b) 5.260% 12/31/2013	10,000	9,317
Rabobank Capital Fund III VRN(b) 5.254% 10/21/2016	95,000	85,028
Royal Bank of Scotland Group PLC FRN 7.640% 09/29/2017	200,000	205,619
Royal Bank of Scotland Group PLC VRN(b) 6.990% 10/05/2017	300,000	299,098

	Principal Amount	Market Value
RSHB Capital SA for OJSC Russian Agricultural Bank(b) 6.299% 05/15/2017	$790,000	$748,525
Shinsei Finance Cayman Ltd.(b) 6.418% 07/20/2049	400,000	339,606
SunTrust Banks, Inc. 6.100% 12/01/2066	1,120,000	932,088
TuranAlem Finance 8.250% 01/22/2037	430,000	366,575
TuranAlem Finance BV(b) 8.250% 01/22/2037	1,170,000	1,000,350
Wachovia Capital Trust III 5.800% 03/15/2042	230,000	205,516
Wachovia Corp. 5.250% 08/01/2014	990,000	967,959
Wachovia Corp. 5.625% 10/15/2016	330,000	325,369
Wells Fargo & Co. 5.300% 08/26/2011	180,000	183,664
Wells Fargo Capital 5.950% 12/15/2036	600,000	559,964
		9,379,056
Biotechnology — 0.1%
FMC Finance III SA(b) 6.875% 07/15/2017	240,000	240,000
Chemicals — 0.0%
Georgia Gulf Corp. 9.500% 10/15/2014	40,000	31,900
Westlake Chemicals Corp. 6.625% 01/15/2016	40,000	37,800
		69,700
Coal — 0.0%
Peabody Energy Corp. 6.875% 03/15/2013	40,000	40,200
Commercial Services — 0.1%
Ashtead Capital, Inc.(b) 9.000% 08/15/2016	31,000	27,435
Di Finance/Dyncorp International, Series B 9.500% 02/15/2013	45,000	47,081
Hertz Corp. 8.875% 01/01/2014	80,000	81,100
Service Corp. International 6.750% 04/01/2016	30,000	28,875
Service Corp. International 7.500% 04/01/2027	135,000	124,200
Service Corp. International 7.625% 10/01/2018	10,000	10,050
		318,741

	Principal Amount	Market Value
Computers — 0.2%
Electronic Data Systems Corp. 7.125% 10/15/2009	$620,000	$640,041
Sungard Data Systems, Inc. 9.125% 08/15/2013	50,000	50,875
Sungard Data Systems, Inc. 10.250% 08/15/2015	35,000	35,787
		726,703
Diversified Financial — 7.2%
AAC Group Holding Corp. STEP 0.000% 10/01/2012	40,000	34,400
Aiful Corp.(b) 5.000% 08/10/2010	320,000	314,051
American Express Co. FRN 6.800% 09/01/2016	220,000	223,072
American General Finance Corp. 6.900% 12/15/2017	210,000	210,210
Banque Paribas - New York 6.875% 03/01/2009	110,000	112,128
The Bear Stearns Cos., Inc. 6.400% 10/02/2017	930,000	898,529
Citigroup, Inc. 4.125% 02/22/2010	445,000	438,488
Citigroup, Inc. 5.300% 10/17/2012	920,000	931,969
Countrywide Financial Corp. 5.800% 06/07/2012	10,000	7,305
Countrywide Financial Corp. 6.250% 05/15/2016	360,000	207,204
Countrywide Financial Corp. FRN 5.104% 03/24/2009	1,400,000	1,078,423
Countrywide Financial Corp. FRN 5.211% 12/19/2008	150,000	122,662
Countrywide Home Loans, Inc. 4.125% 09/15/2009	170,000	124,698
Countrywide Home Loans, Inc. 5.625% 07/15/2009	70,000	53,405
Credit Suisse Guernsey Ltd. VRN 5.860% 05/15/2017	200,000	179,040
El Paso Performance- Linked Trust(b) 7.750% 07/15/2011	650,000	667,049
Ford Motor Credit Co. 4.950% 01/15/2008	110,000	109,927

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Ford Motor Credit Co. 7.375% 10/28/2009	$3,075,000	$2,894,331
Ford Motor Credit Co., Series WI FRN 10.241% 06/15/2011	298,000	282,515
General Electric Capital Corp. FRN 6.375% 11/15/2017	1,160,000	1,197,679
General Motors Acceptance Corp.(a) 5.125% 05/09/2008	200,000	197,790
General Motors Acceptance Corp. 5.625% 05/15/2009	420,000	396,256
General Motors Acceptance Corp. 5.850% 01/14/2009	240,000	229,521
General Motors Acceptance Corp. 8.000% 11/01/2031	3,540,000	2,969,618
GMAC LLC 0.000% 06/15/2015	10,000	4,390
Goldman Sachs Capital II VRN 5.793% 06/01/2012	40,000	35,613
The Goldman Sachs Group, Inc. 4.500% 06/15/2010	430,000	428,586
The Goldman Sachs Group, Inc. 5.450% 11/01/2012	60,000	60,777
Household Finance Corp. 4.125% 11/16/2009	300,000	296,565
HSBC Finance Corp. 4.625% 09/15/2010	460,000	457,548
ILFC E-Capital Trust II(b) 6.250% 12/21/2065	10,000	9,557
JP Morgan Chase & Co. 5.125% 09/15/2014	1,160,000	1,137,008
JP Morgan Chase & Co. 5.150% 10/01/2015	600,000	578,695
Kaupthing Bank(b) 5.750% 10/04/2011	100,000	94,050
Kaupthing Bank(b) 5.938% 05/19/2016	375,000	343,783
Kaupthing Bank FRN(b) 5.067% 04/12/2011	690,000	673,079
Lehman Brothers Holdings Capital Trust VII FRN 5.857% 05/31/2012	310,000	276,287
Lehman Brothers Holdings, Inc. 5.250% 02/06/2012	145,000	143,476

	Principal Amount	Market Value
Lehman Brothers Holdings, Inc. 6.200% 09/26/2014	$210,000	$213,878
Lehman Brothers Holdings, Inc. 6.500% 07/19/2017	240,000	242,846
Lehman Brothers Holdings, Inc. 6.750% 12/28/2017	1,320,000	1,360,523
Morgan Stanley 5.625% 01/09/2012	660,000	671,383
MUFG Capital Finance 1 Ltd. FRN 6.346% 07/25/2016	180,000	170,484
Residential Capital Corp. 7.500% 02/22/2011	890,000	554,025
Residential Capital Corp. FRN 7.814% 04/17/2009	60,000	42,600
Residential Capital LLC 8.000% 06/01/2012	60,000	36,900
Residential Capital LLC FRN 7.615% 05/22/2009	170,000	120,700
Resona Preferred Global Securities VRN(b) 7.191% 07/30/2015	455,000	451,468
Sigma Finance, Inc. VRN(b) 8.000% 06/22/2017	890,000	813,353
SLM Corp. 5.000% 10/01/2013	590,000	517,140
SLM Corp. 5.000% 04/15/2015	20,000	17,056
SLM Corp. 5.050% 11/14/2014	120,000	103,721
SLM Corp. 5.375% 05/15/2014	1,080,000	960,199
SLM Corp. 5.625% 08/01/2033	110,000	85,023
SLM Corp., Series X FRN(b) 4.959% 04/18/2008	770,000	761,860
TNK-BP Finance SA(b) 6.625% 03/20/2017	200,000	182,500
TNK-BP Finance SA(b) 7.500% 07/18/2016	400,000	387,500
TNK-BP Finance SA(b) 7.875% 03/13/2018	570,000	562,875
		26,675,718
Electric — 2.7%
AES Corp. 7.750% 03/01/2014	328,000	330,460
AES Corp.(b) 7.750% 10/15/2015	200,000	203,000

	Principal Amount	Market Value
AES Corp.(b) 8.000% 10/15/2017	$1,080,000	$1,104,300
The Cleveland Electric Illuminating Co. 5.700% 04/01/2017	20,000	19,530
Dominion Resources, Inc. 4.750% 12/15/2010	30,000	30,058
Dominion Resources, Inc. 5.700% 09/17/2012	600,000	616,120
Duke Energy Corp. 5.625% 11/30/2012	705,000	731,709
Edison Mission Energy 7.000% 05/15/2017	150,000	147,375
Edison Mission Energy 7.200% 05/15/2019	200,000	196,500
Edison Mission Energy 7.625% 05/15/2027	70,000	65,800
Energy Future Holdings(b) 10.875% 11/01/2017	480,000	482,400
Energy Future Holdings(b) 11.250% 11/01/2017	2,680,000	2,706,800
Exelon Corp. 5.625% 06/15/2035	350,000	312,564
FirstEnergy Corp., Series B 6.450% 11/15/2011	190,000	196,197
FirstEnergy Corp., Series C 7.375% 11/15/2031	710,000	779,039
NRG Energy, Inc. 7.375% 02/01/2016	80,000	78,000
NRG Energy, Inc. 7.375% 01/15/2017	150,000	146,250
Pacific Gas & Electric Co. 5.800% 03/01/2037	130,000	125,354
Pacific Gas & Electric Co. 6.050% 03/01/2034	375,000	374,377
TXU Corp., Series P 5.550% 11/15/2014	80,000	63,855
TXU Corp., Series Q 6.500% 11/15/2024	220,000	160,470
TXU Corp., Series R 6.550% 11/15/2034	1,115,000	806,934
Wisconsin Power & Light Co. 6.375% 08/15/2037	140,000	144,999
		9,822,091
Electronics — 0.0%
NXP BV/NXP Funding LLC 7.875% 10/15/2014	15,000	14,250
Environmental Controls — 0.1%
Waste Management, Inc. 6.375% 11/15/2012	400,000	422,928

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Forest Products & Paper — 0.1%
Weyerhaeuser Co. 6.750% 03/15/2012	$475,000	$498,816
Gas — 0.2%
Intergas Finance BV(b) 6.375% 05/14/2017	790,000	709,025
Health Care – Products — 0.0%
Fresenius Medical Care Capital Trust II 7.875% 02/01/2008	42,000	42,000
Health Care – Services — 0.4%
Community Health Systems, Inc. 8.875% 07/15/2015	190,000	193,562
DaVita, Inc. 6.625% 03/15/2013	160,000	159,200
HCA, Inc. 5.750% 03/15/2014	84,000	69,720
HCA, Inc. 6.250% 02/15/2013	169,000	147,875
HCA, Inc. 6.375% 01/15/2015	170,000	143,650
HCA, Inc. 6.500% 02/15/2016	8,000	6,760
HCA, Inc. 9.125% 11/15/2014	30,000	31,200
HCA, Inc. 9.250% 11/15/2016	230,000	241,500
HCA, Inc. 9.625% 11/15/2016	125,000	132,187
Tenet Healthcare Corp. 9.250% 02/01/2015	174,000	160,950
WellPoint, Inc. 5.875% 06/15/2017	50,000	50,340
		1,336,944
Insurance — 0.5%
American International Group, Inc. 5.850% 01/16/2018	120,000	120,786
American International Group, Inc. 6.250% 03/15/2037	670,000	599,261
ASIF Global Financing(b) 4.900% 01/17/2013	20,000	19,569
Metlife Capital Trust IV(b) 7.875% 12/15/2037	300,000	305,662
Metlife, Inc. 6.400% 12/15/2036	440,000	403,256
The Travelers Cos., Inc. 6.250% 03/15/2037	590,000	553,294
		2,001,828

	Principal Amount	Market Value
Iron & Steel — 0.1%
Steel Dynamics, Inc.(b) 6.750% 04/01/2015	$140,000	$135,100
Steel Dynamics, Inc.(b) 7.375% 11/01/2012	65,000	65,325
		200,425
Lodging — 0.2%
Boyd Gaming Corp. 7.125% 02/01/2016	50,000	47,250
Inn of the Mountain Gods Resort & Casino 12.000% 11/15/2010	50,000	52,000
MGM Mirage 6.750% 09/01/2012	10,000	9,737
MGM Mirage 7.625% 01/15/2017	245,000	241,937
MGM Mirage 8.375% 02/01/2011	95,000	97,137
Station Casinos, Inc. 7.750% 08/15/2016	200,000	180,500
		628,561
Machinery – Construction & Mining — 0.0%
Terex Corp. 8.000% 11/15/2017	60,000	60,750
Manufacturing — 0.5%
Eastman Kodak Co. 3.625% 05/15/2008	120,000	118,200
Eastman Kodak Co. 7.250% 11/15/2013	290,000	290,000
Tyco International Group SA 6.000% 11/15/2013	310,000	318,630
Tyco International Group SA 6.125% 11/01/2008	40,000	40,344
Tyco International Group SA 6.125% 01/15/2009	10,000	10,124
Tyco International Group SA 6.375% 10/15/2011	470,000	486,401
Tyco International Group SA 6.750% 02/15/2011	80,000	83,907
Tyco International Group SA 6.875% 01/15/2029	340,000	344,344
		1,691,950
Media — 1.4%
AOL Time Warner, Inc. 6.875% 05/01/2012	600,000	631,805
AOL Time Warner, Inc. 7.700% 05/01/2032	60,000	66,663
CCH I LLC 11.000% 10/01/2015	130,000	105,950
Clear Channel Communications, Inc. 4.250% 05/15/2009	50,000	47,468

	Principal Amount	Market Value
Clear Channel Communications, Inc. 4.625% 01/15/2008	$10,000	$9,995
Clear Channel Communications, Inc.(a) 5.500% 09/15/2014	570,000	434,474
Clear Channel Communications, Inc. 6.250% 03/15/2011	10,000	9,050
Comcast Corp. 6.500% 01/15/2015	1,405,000	1,466,522
Comcast Corp. 6.500% 01/15/2017	440,000	458,767
CSC Holdings, Inc. 7.625% 07/15/2018	55,000	50,531
CSC Holdings, Inc. 7.875% 02/15/2018	5,000	4,675
DirecTV Holdings LLC/DirecTV Financing Co. 8.375% 03/15/2013	55,000	57,200
Echostar DBS Corp. 6.625% 10/01/2014	45,000	44,775
Echostar DBS Corp. 7.000% 10/01/2013	95,000	95,950
Echostar DBS Corp. 7.125% 02/01/2016	40,000	40,800
Iderc, Inc. 8.000% 11/15/2016	225,000	206,437
Liberty Media Corp. 7.875% 07/15/2009	1,240,000	1,258,898
News America, Inc. 6.200% 12/15/2034	20,000	19,716
News America, Inc.(b) 6.650% 11/15/2037	40,000	41,259
Rogers Cable, Inc. 6.750% 03/15/2015	40,000	42,076
Shaw Communications, Inc. 7.250% 04/06/2011	20,000	20,550
Sun Media Corp. 7.625% 02/15/2013	25,000	24,344
Time Warner Entertainment Co., LP 8.375% 07/15/2033	60,000	72,276
TL Acquisitions, Inc.(b) 10.500% 01/15/2015	80,000	76,900
		5,287,081
Mining — 0.4%
Freeport-McMoran Copper & Gold, Inc. 8.375% 04/01/2017	250,000	268,125
Vale Overseas Ltd. 6.875% 11/21/2036	1,031,000	1,042,971
		1,311,096

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Multi-National — 0.6%
International Finance Corp. 4.750% 04/25/2012	$2,000,000	$2,080,140
Office Equipment/Supplies — 0.0%
Xerox Corp. 6.750% 02/01/2017	30,000	31,270
Oil & Gas — 1.8%
Amerada Hess Corp. 7.300% 08/15/2031	655,000	735,743
Amerada Hess Corp. 7.875% 10/01/2029	90,000	106,525
Anadarko Finance Co., Series B 7.500% 05/01/2031	230,000	258,593
Anadarko Petroleum Corp. 6.450% 09/15/2036	850,000	865,586
Chesapeake Energy Corp. 6.375% 06/15/2015	40,000	38,700
Chesapeake Energy Corp. 6.500% 08/15/2017	40,000	38,600
Conoco, Inc. 6.950% 04/15/2029	85,000	97,078
Gaz Capital SA(b) 6.212% 11/22/2016	960,000	921,024
Gaz Capital SA(b) 6.510% 03/07/2022	340,000	323,238
Kerr-McGee Corp. 6.950% 07/01/2024	290,000	309,777
Kerr-McGee Corp. 7.875% 09/15/2031	650,000	775,039
OPTI Canada, Inc.(b) 7.875% 12/15/2014	150,000	146,625
OPTI Cananda, Inc.(b) 8.250% 12/15/2014	125,000	123,750
Pemex Project Funding Master Trust 6.625% 06/15/2035	623,000	656,663
Petrobras International Finance Co. 6.125% 10/06/2016	550,000	561,000
Pride International, Inc. 7.375% 07/15/2014	40,000	41,100
XTO Energy, Inc. 7.500% 04/15/2012	600,000	655,888
		6,654,929
Oil & Gas Services — 0.1%
Compagnie Generale de Geophysique-Veritas 7.500% 05/15/2015	35,000	35,437
Compagnie Generale de Geophysique-Veritas 7.750% 05/15/2017	195,000	196,950

	Principal Amount	Market Value
Complete Production Services, Inc. 8.000% 12/15/2016	$170,000	$164,475
		396,862
Packaging & Containers — 0.0%
Graham Packaging Co. 8.500% 10/15/2012	110,000	102,850
Graham Packaging Co.(a) 9.875% 10/15/2014	40,000	36,800
		139,650
Pharmaceuticals — 0.1%
Wyeth 5.950% 04/01/2037	460,000	461,220
Pipelines — 0.8%
Dynegy Holdings, Inc. 7.750% 06/01/2019	260,000	239,850
El Paso Corp. 7.000% 06/15/2017	680,000	680,705
El Paso Corp. 7.750% 01/15/2032	84,000	85,266
El Paso Corp. 7.800% 08/01/2031	19,000	19,282
El Paso Natural Gas Co. 8.375% 06/15/2032	349,000	408,818
Kinder Morgan Energy Partners LP 5.000% 12/15/2013	100,000	97,018
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	230,000	229,987
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	60,000	60,776
Kinder Morgan Energy Partners LP 6.750% 03/15/2011	60,000	62,943
Kinder Morgan Energy Partners LP 6.950% 01/15/2038	100,000	104,950
Kinder Morgan Energy Partners LP 7.125% 03/15/2012	20,000	21,379
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	20,000	20,813
Semgroup LP(b) 8.750% 11/15/2015	35,000	33,250
Southern Natural Gas Co. 8.000% 03/01/2032	5,000	5,570
Tennessee Gas Pipeline Co. 7.625% 04/01/2037	50,000	53,780

	Principal Amount	Market Value
Williams Cos., Inc. 7.750% 06/15/2031	$210,000	$229,950
Williams Cos., Inc. Series A 7.500% 01/15/2031	645,000	693,375
		3,047,712
Real Estate — 0.1%
Forest City Enterprises, Inc. 7.625% 06/01/2015	35,000	33,775
Realogy Corp.(b) 12.375% 04/15/2015	520,000	327,600
		361,375
Real Estate Investment Trusts (REITS) — 0.3%
Franchise Finance Corp. of America 8.750% 10/15/2010	1,000,000	1,129,233
Ventas Realty LP Capital Corp. 6.750% 04/01/2017	30,000	29,700
Ventas Realty LP Capital Corp. REIT 6.500% 06/01/2016	35,000	34,300
		1,193,233
Retail — 0.2%
Amerigas Partners, LP 7.250% 05/20/2015	30,000	29,400
CVS Caremark Corp.(b) 5.298% 01/11/2027	17,146	15,997
CVS Caremark Corp.(b) 5.880% 01/10/2028	153,265	148,515
CVS Caremark Corp.(b) 6.036% 12/10/2028	176,300	172,602
CVS Caremark Corp.(b) 6.943% 01/10/2030	120,000	121,024
CVS Caremark Corp.(b) 9.350% 01/10/2023	240,000	256,800
Suburban Propane Partners 6.875% 12/15/2013	80,000	77,600
		821,938
Semiconductors — 0.0%
Freescale Semiconductor, Inc. 8.875% 12/15/2014	45,000	40,162
Telecommunications — 1.2%
America Movil SAB de CV 5.625% 11/15/2017	330,000	322,441
BellSouth Corp. 4.750% 11/15/2012	10,000	9,893
British Telecom PLC STEP 8.625% 12/15/2010	130,000	142,655

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Citizens Communications Co. 7.125% 03/15/2019	$65,000	$61,750
Citizens Communications Co. 7.875% 01/15/2027	95,000	90,487
Deutsche Telekom International Finance BV 5.750% 03/23/2016	390,000	390,365
Intelsat Bermuda Ltd. 9.250% 06/15/2016	40,000	40,200
Koninklijke KPN NV 8.000% 10/01/2010	715,000	766,813
Koninklijke KPN NV 8.375% 10/01/2030	200,000	239,806
Level 3 Financing, Inc. 9.250% 11/01/2014	95,000	85,975
Qwest Communications International, Inc. 7.500% 02/15/2014	95,000	94,763
Qwest Communications International, Inc. FRN 8.369% 02/15/2009	5,000	5,000
Qwest Corp. 6.875% 09/15/2033	130,000	119,925
Qwest Corp. 7.500% 10/01/2014	55,000	55,825
SBC Communications, Inc. 5.100% 09/15/2014	230,000	227,621
Sprint Capital Corp. 6.900% 05/01/2019	910,000	903,963
Sprint Capital Corp. 8.375% 03/15/2012	30,000	32,491
Sprint Capital Corp. 8.750% 03/15/2032	100,000	112,720
Telecom Italia Capital SA 4.950% 09/30/2014	100,000	96,308
Telecom Italia Capital SA 5.250% 10/01/2015	310,000	302,017
Verizon Global Funding Corp. 7.375% 09/01/2012	220,000	242,904
Windstream Corp. 8.625% 08/01/2016	170,000	178,500
		4,522,422
Transportation — 0.0%
Gulfmark Offshore, Inc. 7.750% 07/15/2014	20,000	20,200
TOTAL CORPORATE DEBT (Cost $88,008,921)		84,685,285

	Principal Amount	Market Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.7%
Commercial MBS — 0.8%
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 07/10/2039	$200,000	$195,408
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 09/12/2037	500,000	479,463
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3 5.420% 01/15/2049	1,110,000	1,106,172
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 07/15/2030	140,000	132,860
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 07/15/2030	100,000	97,568
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 09/15/2040	200,000	192,518
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 5.485% 03/12/2051	520,000	520,655
		2,724,644
Manufactured Housing ABS — 0.8%
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 05/15/2022	3,000,000	3,030,425
Other ABS — 0.1%
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 5.258% 12/15/2035	245,702	236,174
Keycorp Student Loan Trust, Series 2005-A, Class 1A1 FRN 4.868% 12/27/2019	10,978	10,952

	Principal Amount	Market Value
MSDWCC Heloc Trust, Series 2005-1, Class A FRN 5.050% 07/25/2017	$18,401	$17,652
		264,778
Other Mortgage Securities — 0.0%
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4 VRN 5.472% 01/12/2043	100,000	99,125
WL Collateral CMO — 5.0%
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1 FRN 5.155% 11/25/2045	403,777	387,678
Bear Stearns Alt-A Trust, Series 2004-11, Class IIA6A VRN 5.122% 11/25/2034	1,004,958	969,435
Countrywide Alternative Loan Trust, Series 2005-24, Class 4A1 FRN 5.179% 07/20/2035	175,310	164,097
Countrywide Alternative Loan Trust, Series 2005-38, Class A3 FRN 5.215% 09/25/2035	115,252	110,772
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 5.200% 10/25/2035	286,247	277,258
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 FRN 5.118% 11/20/2035	522,007	505,751
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1 FRN 5.135% 08/25/2035	364,008	346,008
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN(b) 5.260% 09/25/2035	715,961	691,769

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN 5.215% 09/25/2035	$494,393	$490,978
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 VRN 5.160% 10/25/2035	641,534	634,702
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A VRN 5.455% 02/25/2036	402,736	399,284
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 FRN 5.260% 11/25/2035	1,400,000	1,051,313
Impac Secured Assets Corp., Series 2005-2, Class A1 FRN 5.185% 03/25/2036	775,902	734,751
Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1 FRN 6.274% 09/25/2037	429,461	430,757
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 5.255% 12/25/2034	75,439	73,096
Lehman XS Trust, Series 2006-2N, Class 1A1 FRN 5.125% 02/25/2046	922,424	851,757
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 4.846% 01/25/2036	765,136	753,553
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F FRN(b) 5.215% 05/25/2035	493,716	460,764
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 VRN 5.519% 03/25/2036	446,518	445,644
Prime Mortgage Trust, Series 2006-DR1, Class 1A1(b) 5.500% 05/25/2035	919,826	909,039

	Principal Amount	Market Value
Prime Mortgage Trust, Series 2006-DR1, Class 1A2(b) 6.000% 05/25/2035	$388,061	$388,261
Prime Mortgage Trust, Series 2006-DR1, Class 2A2(b) 6.000% 05/25/2035	2,052,345	2,028,816
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 6.231% 09/25/2037	1,301,070	1,291,885
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1 6.220% 09/25/2037	1,199,181	1,183,585
Washington Mutual, Inc., Series 2005-AR11, Class A1A FRN 5.185% 08/25/2045	496,879	475,237
Washington Mutual, Inc., Series 2005-AR13, Class A1A1 FRN 5.155% 10/25/2045	337,039	324,308
Washington Mutual, Inc., Series 2005-AR15, Class A1A1 FRN 5.125% 11/25/2045	429,122	414,111
Washington Mutual, Inc., Series 2005-AR15, Class A1A2 FRN 5.145% 11/25/2045	429,122	402,715
Washington Mutual, Inc., Series 2005-AR19, Class A1A1 FRN 5.135% 12/25/2045	446,818	432,725
Washington Mutual, Inc., Series 2005-AR19, Class A1A2 FRN 5.185% 12/25/2045	558,523	531,713
Washington Mutual, Inc., Series 2005-AR8, Class A1A FRN 5.135% 07/25/2045	96,459	92,176
Washington Mutual, Inc., Series 2005-AR9, Class A1A FRN 5.109% 07/25/2045	337,640	326,309
		18,580,247
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $25,467,210)		24,699,219

	Principal Amount	Market Value
SOVEREIGN DEBT OBLIGATIONS — 0.6%
Bundesrepub. Deutschland EUR(c) 3.750% 01/04/2015	$710,000	$1,013,763
Russian Federation 7.500% 03/31/2030	292,325	334,888
United Mexican States 6.750% 09/27/2034	775,000	855,988
		2,204,639
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,054,135)		2,204,639
U.S. GOVERNMENT AGENCY OBLIGATIONS — 56.1%
Federal Home Loan Bank — 0.2%
Federal Home Loan Bank 4.875% 11/18/2011	720,000	746,113
Federal Home Loan Bank 5.125% 06/13/2008	50,000	50,203
Federal Home Loan Bank 5.375% 08/19/2011	50,000	52,599
		848,915
Pass-Through Securities — 55.9%
FHLMC 4.650% 10/10/2013	700,000	695,300
FHLMC 5.125% 04/18/2011	340,000	354,320
FHLMC 5.250% 02/24/2011	1,060,000	1,074,457
FHLMC 5.300% 05/12/2020	970,000	967,933
FHLMC 5.625% 03/15/2011- 11/23/2035	210,000	212,388
FHLMC 5.785% 01/01/2037	756,962	766,851
FHLMC 5.888% 01/01/2037	2,312,330	2,345,188
FHLMC 5.942% 10/01/2036	1,339,975	1,359,426
FHLMC 6.116% 09/01/2037	1,473,272	1,496,791
FHLMC 6.750% 09/15/2029	50,000	61,988
FHLMC FRN 6.331% 03/01/2037	1,159,775	1,179,217
FNMA 4.610% 10/10/2013	510,000	506,121
FNMA 5.000% 11/01/2021- 11/01/2037	89,934,039	88,045,700

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FNMA 5.500% 01/01/2021- 06/01/2037	$39,786,402	$39,872,140
FNMA 5.625% 05/19/2011	770,000	788,634
FNMA 5.870% 07/01/2037	3,094,521	3,142,638
FNMA 5.879% 08/01/2037	298,528	303,103
FNMA 6.000% 10/01/2035- 11/01/2037	42,291,907	42,983,522
FNMA 6.500% 09/01/2035- 06/01/2037	8,532,191	8,771,900
FNMA FRN 6.723% 03/01/2036	773,530	782,911
FNMA TBA(d) 5.000% 01/01/2038	7,500,000	7,316,602
GNMA 6.000% 04/15/2029- 05/15/2037	3,490,379	3,574,978
		206,602,108
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $204,482,271)		207,451,023
U.S. TREASURY OBLIGATIONS — 8.6%
U.S. Treasury Bond(a) 5.000% 05/15/2037	2,050,000	2,231,297
U.S. Treasury Inflation Index 2.000% 01/15/2016	1,263,144	1,297,766
U.S. Treasury Inflation Index 2.000% 01/15/2026	1,410,511	1,405,310
U.S. Treasury Inflation Index 2.375% 01/15/2017	93,239	98,498
U.S. Treasury Inflation Index 2.375% 01/15/2025	3,635,421	3,818,192
U.S. Treasury Inflation Index 2.375% 01/15/2027	3,874,603	4,098,845
U.S. Treasury Inflation Index 2.625% 07/15/2017	120,964	130,669
U.S. Treasury Inflation Index 3.375% 04/15/2032	247,174	316,667

	Principal Amount	Market Value
U.S. Treasury Inflation Index 3.875% 04/15/2029	$2,630,680	$3,480,975
U.S. Treasury Note 3.000% 02/15/2008	10,000	9,997
U.S. Treasury Note 3.500% 02/15/2010	490,000	494,364
U.S. Treasury Note 3.750% 05/15/2008	70,000	70,088
U.S. Treasury Note 4.000% 08/31/2009	550,000	557,992
U.S. Treasury Note(a) 4.125% 08/31/2012	6,200,000	6,383,093
U.S. Treasury Note(a) 4.250% 09/30/2012	1,170,000	1,210,767
U.S. Treasury Note 4.500% 03/31/2009	130,000	132,163
U.S. Treasury Note 4.500% 09/30/2011	1,370,000	1,428,439
U.S. Treasury Note 4.500% 03/31/2012	3,090,000	3,228,809
U.S. Treasury Note(a) 4.625% 07/31/2009	100,000	102,328
U.S. Treasury Note 4.625% 10/31/2011	390,000	408,525
U.S. Treasury Note(a) 4.625% 07/31/2012	860,000	902,933
U.S. Treasury Note 4.875% 05/31/2011	40,000	42,138
U.S. Treasury Note 5.125% 05/15/2016	1,000	1,082
U.S. Treasury Principal Strips 0.000% 05/15/2030	430,000	156,260
		32,007,197
TOTAL U.S. TREASURY OBLIGATIONS (Cost $30,628,309)		32,007,197
TOTAL BONDS & NOTES (Cost $359,309,368)		359,311,014
TOTAL LONG TERM INVESTMENTS (Cost $361,650,877)		361,707,899
SHORT-TERM INVESTMENTS — 7.0%
Cash Equivalents — 2.9%(g)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	251,559	251,559

	Principal Amount	Market Value
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	$251,559	$251,559
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	150,936	150,936
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	201,247	201,247
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	201,247	201,247
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	125,780	125,780
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	125,780	125,780
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	352,183	352,183
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	201,247	201,247
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	150,936	150,936
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	125,780	125,780
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	150,936	150,936
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	150,936	150,936
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	150,936	150,936
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	150,936	150,936
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	201,247	201,247
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	251,559	251,559
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,069,127	1,069,127

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	$201,247	$201,247
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	150,936	150,936
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	125,780	125,780
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	226,403	226,403
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	75,468	75,468
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	251,559	251,559
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	251,559	251,559
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	251,559	251,559
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	150,936	150,936
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	150,936	150,936
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	176,091	176,091
Reserve Primary Money Market Fund(e)	597,831	597,831
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	251,559	251,559
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	125,780	125,780
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	125,780	125,780
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	201,247	201,247
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	176,091	176,091

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	$176,091	$176,091
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,481,272	1,481,272
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	251,559	251,559
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	100,624	100,624
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	251,559	251,559
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	251,559	251,559
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	125,780	125,780
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	176,091	176,091
		10,569,228
Repurchase Agreements — 3.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(h)	12,969,071	12,969,071
U.S. Government Agencies — 0.6%
FHLMC(f) 4.404% 03/18/2008	220,000	217,928
FNMA(f) 0.000% 03/17/2008	990,000	979,576
FNMA(f) 4.150% 03/20/2008	95,000	94,135
FNMA(f) 4.160% 03/17/2008	90,000	89,210
FNMA(f) 4.170% 03/20/2008	170,000	168,444
FNMA(f) 4.420% 03/19/2008	250,000	247,604
FNMA(f) 4.440% 03/31/2008	155,000	153,280
FNMA(f) 4.520% 03/31/2008	200,000	197,740
FNMA(f) 4.570% 03/31/2008	50,000	49,429
FNMA(f) 4.610% 03/17/2008	120,000	118,832

	Principal Amount	Market Value
FNMA(f) 4.640% 03/17/2008	$95,000	$94,069
		2,410,247
TOTAL SHORT-TERM INVESTMENTS (Cost $25,948,546)		25,948,546
TOTAL INVESTMENTS — 104.8% (Cost $387,599,423)(i)		387,656,445
Other Assets/ (Liabilities) — (4.8%)		(17,725,017)
NET ASSETS — 100.0%		$369,931,428

Notes to Portfolio of Investments

EUR - Euro

FRN - Floating Rate Note

STEP - Step Up Bond

TBA - To Be Announced

VRN - Variable Rate Note

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $23,723,697 or 6.4% of net assets.

(c)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(d)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(e)  Principal amount represents shares owned of the fund.

(f)  This security is held as collateral for open futures contracts. (Note 2).

(g)  Represents investments of security lending collateral. (Note 2).

(h)  Maturity value of $12,970,908. Collateralized by U.S. Government Agency obligations with rates ranging from 4.819% to 5.121%, maturity dates ranging from 10/01/2035 to 11/01/2035, and an aggregate market value, including accrued interest, of $13,232,322.

(i)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 57.2%
COMMON STOCK — 56.9%
Advertising — 0.7%
Interpublic Group of Companies, Inc.(a)	170,980	$1,386,648
Aerospace & Defense — 2.6%
Boeing Co.	22,200	1,941,612
Raytheon Co.	61,600	3,739,120
		5,680,732
Banks — 2.9%
Bank of America Corp.	68,820	2,839,513
State Street Corp.(b)	42,300	3,434,760
		6,274,273
Biotechnology — 0.3%
Enzo Biochem, Inc.(a) (b)	55,545	707,643
Building Materials — 0.2%
Simpson Manufacturing Co., Inc.(b)	13,400	356,306
Chemicals — 1.5%
The Dow Chemical Co.	34,600	1,363,932
Du Pont (E.I.) de Nemours & Co.	42,600	1,878,234
		3,242,166
Computers — 1.0%
International Business Machines Corp.	19,500	2,107,950
Socket Communications, Inc.(a)	6,000	4,920
Wave Systems Corp. Cl. A(a) (b)	80,117	116,170
		2,229,040
Diversified Financial — 3.6%
American Express Co.	41,900	2,179,638
Franklin Resources, Inc.	4,500	514,935
JP Morgan Chase & Co.	74,840	3,266,766
Merrill Lynch & Co., Inc.	32,000	1,717,760
		7,679,099
Electronics — 0.5%
Agilent Technologies, Inc.(a)	29,010	1,065,827
Foods — 2.1%
Kraft Foods, Inc. Cl. A	48,361	1,578,019
Unilever PLC GBP(d)	32,555	1,230,453

	Number of Shares	Market Value
Unilever PLC, Sponsored ADR (United Kingdom)	44,980	$1,683,152
		4,491,624
Forest Products & Paper — 0.8%
Weyerhaeuser Co.	24,100	1,777,134
Health Care – Products — 1.2%
Johnson & Johnson	39,700	2,647,990
Household Products — 0.9%
Kimberly-Clark Corp.	27,700	1,920,718
Insurance — 2.5%
Allied World Assurance Holdings Ltd.	16,830	844,361
Chubb Corp.	45,800	2,499,764
The Hartford Financial Services Group, Inc.	14,300	1,246,817
The PMI Group, Inc.(b)	55,380	735,446
		5,326,388
Internet — 0.8%
Bridgeline Software, Inc.(a)	7,500	27,450
eBay, Inc.(a)	27,200	902,768
VeriSign, Inc.(a) (b)	18,460	694,281
		1,624,499
Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	26,100	1,893,816
Manufacturing — 3.5%
Dover Corp.	27,100	1,249,039
General Electric Co.	76,700	2,843,269
Honeywell International, Inc.	54,000	3,324,780
		7,417,088
Media — 4.1%
News Corp., Inc. Cl. B	181,300	3,852,625
Time Warner, Inc.	125,000	2,063,750
The Walt Disney Co.(b)	89,900	2,901,972
		8,818,347
Mining — 0.9%
Alcoa, Inc.	52,600	1,922,531
Oil & Gas — 3.4%
Anadarko Petroleum Corp.	30,100	1,977,269
Chevron Corp.	16,900	1,577,277
ConocoPhillips	8,400	741,720
Exxon Mobil Corp.	13,300	1,246,077
Nabors Industries Ltd.(a)	11,600	317,724
Transocean, Inc.	10,560	1,511,664
		7,371,731

	Number of Shares	Market Value
Oil & Gas Services — 2.0%
Baker Hughes, Inc.	12,800	$1,038,080
BJ Services Co.	29,400	713,244
Halliburton Co.	33,600	1,273,776
Schlumberger Ltd.	13,100	1,288,647
		4,313,747
Pharmaceuticals — 6.3%
Abbott Laboratories	59,300	3,329,695
Bentley Pharmaceuticals, Inc.(a) (b)	24,420	368,498
Eli Lilly & Co.	22,400	1,195,936
Forest Laboratories, Inc.(a)	16,900	616,005
GlaxoSmithKline PLC ADR (United Kingdom)(b)	38,900	1,960,171
Novartis AG ADR (Switzerland)	25,700	1,395,767
Pfizer, Inc.	99,300	2,257,089
Wyeth	55,400	2,448,126
		13,571,287
Pipelines — 0.7%
The Williams Cos., Inc.	41,800	1,495,604
Real Estate Investment Trusts (REITS) — 0.6%
Annaly Capital Management, Inc. REIT	73,900	1,343,502
Retail — 3.0%
The Gap, Inc.	103,800	2,208,864
The Home Depot, Inc.	56,000	1,508,640
Wal-Mart Stores, Inc.	55,200	2,623,656
		6,341,160
Semiconductors — 4.7%
Applied Materials, Inc.	148,300	2,633,808
Novellus Systems, Inc.(a)	49,500	1,364,715
Samsung Electronics Co. Ltd. GDR (Korea)(e)	5,000	1,484,964
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	172,163	1,714,743
Texas Instruments, Inc.	80,200	2,678,680
Verigy Ltd.(a)	10,979	298,299
		10,175,209
Software — 1.6%
Microsoft Corp.	94,700	3,371,320
Sybase, Inc.(a)	1,107	28,882
		3,400,202

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Telecommunications — 3.6%
Cisco Systems, Inc.(a)	73,500	$1,989,645
Motorola, Inc.	142,700	2,288,908
Vodafone Group PLC Sponsored ADR (United Kingdom)	92,912	3,467,476
		7,746,029
TOTAL COMMON STOCK (Cost $104,275,981)		122,220,340
PREFERRED STOCK — 0.3%
Auto Manufacturers — 0.0%
General Motors Corp., Series C(b)	4,450	86,775
U.S. Government Agencies — 0.3%
Fannie Mae Preferred	8,000	206,000
Fannie Mae Preferred	400	18,438
Freddie Mac Preferred	13,000	339,950
		564,388
TOTAL PREFERRED STOCK (Cost $648,978)		651,163
TOTAL EQUITIES (Cost $104,924,959)		122,871,503
	Principal Amount
BONDS & NOTES — 41.2%
ASSET BACKED SECURITIES — 0.1%
Home Equity ABS — 0.1%
Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A FRN 5.235% 09/27/2032	$132,880	129,555
Other ABS — 0.0%
First Franklin
Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2 FRN 5.265% 12/25/2032	14,027	13,420
TOTAL ASSET BACKED SECURITIES (Cost $147,685)		142,975

	Principal Amount	Market Value
CORPORATE DEBT — 12.6%
Advertising — 0.0%
Lamar Media Corp. 6.625% 08/15/2015	$40,000	$38,900
RH Donnelley Corp.(e) 8.875% 10/15/2017	25,000	23,125
		62,025
Aerospace & Defense — 0.0%
DRS Technologies, Inc. 6.625% 02/01/2016	20,000	19,750
Agriculture — 0.1%
Altria Group, Inc. 7.000% 11/04/2013	135,000	150,975
Reynolds American, Inc. 6.750% 06/15/2017	65,000	66,204
		217,179
Airlines — 0.1%
Delta Air Lines, Inc., Series 2000-1, Class A2 7.570% 11/18/2010	200,000	202,000
Delta Airlines, Inc.(e) 6.821% 08/10/2022	100,000	96,000
		298,000
Apparel — 0.0%
Oxford Industries, Inc. 8.875% 06/01/2011	15,000	14,925
Auto Manufacturers — 0.6%
DaimlerChrysler NA Holding 5.750% 05/18/2009	60,000	60,257
DaimlerChrysler NA Holding 5.875% 03/15/2011	100,000	101,470
DaimlerChrysler NA Holding 7.200% 09/01/2009	80,000	82,495
Ford Motor Co. 4.250% 12/15/2036	60,000	59,625
Ford Motor Co. 6.625% 10/01/2028	50,000	33,250
Ford Motor Co. 7.450% 07/16/2031	150,000	111,375
General Motors Corp.(b) 8.375% 07/15/2033	770,000	619,850
General Motors Corp. EUR(d) 8.375% 07/05/2033	90,000	102,651
		1,170,973

	Principal Amount	Market Value
Automotive & Parts — 0.0%
Visteon Corp. 8.250% 08/01/2010	$60,000	$53,100
Banks — 1.0%
BAC Capital Trust XIV FRN 5.630% 03/15/2012	10,000	8,874
Bank of America Corp. 5.375% 08/15/2011	170,000	173,373
Glitnir Banki HF(e) 6.330% 07/28/2011	160,000	156,417
Glitnir Banki HF(e) 6.375% 09/25/2012	100,000	98,097
Glitnir Banki HF FRN(e) 6.693% 06/15/2011	140,000	141,034
Hypothekenbank in Essen(e) 5.000% 01/20/2012	20,000	20,642
ICICI Bank Ltd.(e) 6.375% 04/30/2022	136,000	123,110
ICICI Bank Ltd. VRN 6.375% 04/30/2022	100,000	89,437
KeyBank NA 5.500% 09/17/2012	40,000	40,665
Landsbanki Islands HF(e) 6.100% 08/25/2011	280,000	275,957
Rabobank Capital Fund III VRN(e) 5.254% 10/21/2016	20,000	17,901
Royal Bank of Scotland Group PLC VRN(e) 6.990% 10/05/2017	120,000	119,639
RSHB Capital SA for OJSC Russian Agricultural Bank(e) 6.299% 05/15/2017	200,000	189,500
Shinsei Finance Cayman Ltd.(e) 6.418% 07/20/2049	100,000	84,901
TuranAlem Finance 8.250% 01/22/2037	100,000	85,250
TuranAlem Finance BV(e) 8.250% 01/22/2037	360,000	307,800
Wachovia Capital Trust III 5.800% 03/15/2042	120,000	107,226
Wells Fargo Capital 5.950% 12/15/2036	100,000	93,327
		2,133,150
Biotechnology — 0.0%
FMC Finance III SA(e) 6.875% 07/15/2017	70,000	70,000

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Chemicals — 0.0%
Georgia Gulf Corp. 9.500% 10/15/2014	$10,000	$7,975
Westlake Chemicals Corp. 6.625% 01/15/2016	15,000	14,175
		22,150
Coal — 0.0%
Peabody Energy Corp. 6.875% 03/15/2013	15,000	15,075
Commercial Services — 0.1%
Ashtead Capital, Inc.(e) 9.000% 08/15/2016	16,000	14,160
Di Finance/Dyncorp International, Series B 9.500% 02/15/2013	15,000	15,694
Hertz Corp. 8.875% 01/01/2014	30,000	30,412
Hertz Corp. 10.500% 01/01/2016	5,000	5,175
Service Corp. International 6.750% 04/01/2016	15,000	14,437
Service Corp. International 7.500% 04/01/2027	35,000	32,200
		112,078
Computers — 0.0%
Electronic Data Systems Corp. 7.125% 10/15/2009	10,000	10,323
Sungard Data Systems, Inc. 9.125% 08/15/2013	10,000	10,175
Sungard Data Systems, Inc. 10.250% 08/15/2015	15,000	15,337
		35,835
Diversified Financial — 3.5%
AAC Group Holding Corp. STEP 0.000% 10/01/2012	15,000	12,900
Aiful Corp.(e) 5.000% 08/10/2010	100,000	98,141
American Express Co. FRN 6.800% 09/01/2016	75,000	76,047
Citigroup, Inc. 5.300% 10/17/2012	400,000	405,204
Countrywide Financial Corp. 6.250% 05/15/2016	100,000	57,557
Countrywide Financial Corp. FRN 5.104% 03/24/2009	360,000	277,309

	Principal Amount	Market Value
Countrywide Financial Corp. FRN 5.211% 12/19/2008	$40,000	$32,710
Countrywide Home Loans, Inc. 4.125% 09/15/2009	50,000	36,676
Countrywide Home Loans, Inc. 5.625% 07/15/2009	20,000	15,258
El Paso Performance-Linked Trust(e) 7.750% 07/15/2011	270,000	277,082
Ford Motor Credit Co. 7.375% 10/28/2009	120,000	112,950
Ford Motor Credit Co. 8.000% 12/15/2016	550,000	467,176
Ford Motor Credit Co., Series WI FRN 10.241% 06/15/2011	551,000	522,368
General Electric Capital Corp. FRN 6.375% 11/15/2017	310,000	320,069
General Motors Acceptance Corp.(b) 5.125% 05/09/2008	120,000	118,674
General Motors Acceptance Corp. 5.850% 01/14/2009	130,000	124,324
General Motors Acceptance Corp. 8.000% 11/01/2031	1,280,000	1,073,760
Goldman Sachs Capital II VRN 5.793% 06/01/2012	10,000	8,903
The Goldman Sachs Group, Inc. 4.500% 06/15/2010	110,000	109,638
The Goldman Sachs Group, Inc. 5.450% 11/01/2012	50,000	50,648
Household Finance Corp. 4.125% 11/16/2009	375,000	370,706
ILFC E-Capital Trust II(e) 6.250% 12/21/2065	190,000	181,584
Kaupthing Bank(e) 5.938% 05/19/2016	100,000	91,675
Kaupthing Bank FRN(e) 5.067% 04/12/2011	320,000	312,153
Lehman Brothers Holdings Capital Trust VII FRN 5.857% 05/31/2012	130,000	115,862

	Principal Amount	Market Value
Lehman Brothers Holdings, Inc. 5.250% 02/06/2012	$70,000	$69,264
Lehman Brothers Holdings, Inc. 6.200% 09/26/2014	60,000	61,108
Lehman Brothers Holdings, Inc. 6.750% 12/28/2017	290,000	298,903
Morgan Stanley 5.625% 01/09/2012	190,000	193,277
MUFG Capital Finance 1 Ltd. FRN 6.346% 07/25/2016	100,000	94,713
Residential Capital Corp. 7.500% 02/22/2011	170,000	105,825
Residential Capital Corp. 7.625% 11/21/2008	10,000	7,950
Residential Capital Corp. FRN 7.814% 04/17/2009	20,000	14,200
Residential Capital LLC 8.000% 06/01/2012	10,000	6,150
Residential Capital LLC FRN 7.615% 05/22/2009	70,000	49,700
Resona Preferred Global Securities VRN(e) 7.191% 07/30/2015	155,000	153,797
Sigma Finance, Inc. VRN(e) 8.000% 06/22/2017	280,000	255,886
SLM Corp. 5.000% 10/01/2013	210,000	184,067
SLM Corp. 5.000% 04/15/2015	10,000	8,528
SLM Corp. 5.050% 11/14/2014	40,000	34,574
SLM Corp. 5.375% 05/15/2014	285,000	253,386
SLM Corp. 5.625% 08/01/2033	50,000	38,647
SLM Corp. FRN 3.880% 04/01/2009	20,000	18,500
SLM Corp., Series X FRN(e) 4.959% 04/18/2008	240,000	237,463
TNK-BP Finance SA(e) 7.500% 07/18/2016	170,000	164,687
TNK-BP Finance SA(e) 7.875% 03/13/2018	100,000	98,750
		7,618,749

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Electric — 1.5%
AES Corp. 7.750% 03/01/2014	$652,000	$656,890
AES Corp.(e) 7.750% 10/15/2015	50,000	50,750
AES Corp.(e) 8.000% 10/15/2017	300,000	306,750
The Cleveland Electric Illuminating Co. 5.700% 04/01/2017	5,000	4,882
Dominion Resources, Inc. 4.750% 12/15/2010	40,000	40,077
Dominion Resources, Inc.(b) 5.700% 09/17/2012	165,000	169,433
Duke Energy Corp. 5.625% 11/30/2012	145,000	150,493
Edison Mission Energy 7.000% 05/15/2017	50,000	49,125
Edison Mission Energy 7.200% 05/15/2019	60,000	58,950
Edison Mission Energy 7.625% 05/15/2027	20,000	18,800
Energy Future Holdings(e) 10.875% 11/01/2017	100,000	100,500
Energy Future Holdings(e) 11.250% 11/01/2017	590,000	595,900
Exelon Corp. 5.625% 06/15/2035	10,000	8,930
FirstEnergy Corp., Series B 6.450% 11/15/2011	50,000	51,631
FirstEnergy Corp., Series C 7.375% 11/15/2031	270,000	296,254
NRG Energy, Inc. 7.250% 02/01/2014	20,000	19,500
NRG Energy, Inc. 7.375% 02/01/2016	20,000	19,500
NRG Energy, Inc. 7.375% 01/15/2017	40,000	39,000
Pacific Gas & Electric Co. 5.800% 03/01/2037	10,000	9,643
Pacific Gas & Electric Co. 6.050% 03/01/2034	160,000	159,734
TXU Corp., Series P 5.550% 11/15/2014	60,000	47,891
TXU Corp., Series Q 6.500% 11/15/2024	190,000	138,588
TXU Corp., Series R 6.550% 11/15/2034	360,000	260,535
Wisconsin Power & Light Co. 6.375% 08/15/2037	40,000	41,428
		3,295,184

	Principal Amount	Market Value
Electronics — 0.0%
NXP BV / NXP Funding LLC 7.875% 10/15/2014	$5,000	$4,750
Environmental Controls — 0.1%
Waste Management, Inc. 6.375% 11/15/2012	115,000	121,592
Forest Products & Paper — 0.1%
Weyerhaeuser Co. 6.750% 03/15/2012	175,000	183,774
Gas — 0.1%
Intergas Finance BV(e) 6.375% 05/14/2017	240,000	215,400
Health Care – Products — 0.0%
Fresenius Medical Care Capital Trust II 7.875% 02/01/2008	16,000	16,000
Health Care – Services — 0.5%
Community Health Systems, Inc. 8.875% 07/15/2015	60,000	61,125
DaVita, Inc. 6.625% 03/15/2013	60,000	59,700
HCA, Inc. 6.250% 02/15/2013	132,000	115,500
HCA, Inc. 6.375% 01/15/2015	320,000	270,400
HCA, Inc. 6.500% 02/15/2016	64,000	54,080
HCA, Inc. 7.500% 11/06/2033	30,000	23,475
HCA, Inc. 7.690% 06/15/2025	10,000	8,279
HCA, Inc. 9.125% 11/15/2014	10,000	10,400
HCA, Inc. 9.250% 11/15/2016	90,000	94,500
HCA, Inc. 9.625% 11/15/2016	30,000	31,725
Tenet Healthcare Corp. 9.250% 02/01/2015	318,000	294,150
WellPoint, Inc. 5.875% 06/15/2017	10,000	10,068
		1,033,402
Insurance — 0.0%
American International Group, Inc. 5.850% 01/16/2018	30,000	30,196

	Principal Amount	Market Value
ASIF Global Financing(e) 4.900% 01/17/2013	$20,000	$19,569
Metlife, Inc. 6.400% 12/15/2036	10,000	9,165
The Travelers Cos., Inc. 6.250% 03/15/2037	10,000	9,378
		68,308
Iron & Steel — 0.0%
Steel Dynamics, Inc.(e) 6.750% 04/01/2015	45,000	43,425
Steel Dynamics, Inc.(e) 7.375% 11/01/2012	10,000	10,050
		53,475
Lodging — 0.1%
Boyd Gaming Corp. 7.125% 02/01/2016	20,000	18,900
Inn of the Mountain Gods Resort & Casino 12.000% 11/15/2010	20,000	20,800
MGM Mirage 6.625% 07/15/2015	5,000	4,688
MGM Mirage 7.625% 01/15/2017	55,000	54,313
MGM Mirage 8.375% 02/01/2011	40,000	40,900
Station Casinos, Inc. 7.750% 08/15/2016	55,000	49,638
		189,239
Machinery – Construction & Mining — 0.0%
Terex Corp. 8.000% 11/15/2017	20,000	20,250
Manufacturing — 0.4%
Eastman Kodak Co. 3.625% 05/15/2008	140,000	137,900
Eastman Kodak Co. 7.250% 11/15/2013	240,000	240,000
Tyco International Group SA 6.125% 11/01/2008	10,000	10,086
Tyco International Group SA 6.375% 10/15/2011	220,000	227,677
Tyco International Group SA 6.750% 02/15/2011	30,000	31,465
Tyco International Group SA 6.875% 01/15/2029	160,000	162,044
		809,172

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Media — 1.1%
AOL Time Warner, Inc. 6.875% 05/01/2012	$355,000	$373,818
CCH I LLC 11.000% 10/01/2015	40,000	32,600
Clear Channel Communications, Inc. 4.250% 05/15/2009	50,000	47,468
Clear Channel Communications, Inc. 4.625% 01/15/2008	10,000	9,995
Clear Channel Communications, Inc.(b) 5.500% 09/15/2014	150,000	114,335
Comcast Corp. 6.500% 01/15/2015	255,000	266,166
Comcast Corp. 6.500% 01/15/2017	150,000	156,398
CSC Holdings, Inc. 7.625% 07/15/2018	25,000	22,969
DirecTV Holdings LLC/DirecTV Financing Co. 8.375% 03/15/2013	25,000	26,000
Echostar DBS Corp. 6.625% 10/01/2014	20,000	19,900
Echostar DBS Corp. 7.000% 10/01/2013	20,000	20,200
Echostar DBS Corp. 7.125% 02/01/2016	15,000	15,300
Idearc, Inc. 8.000% 11/15/2016	70,000	64,225
Liberty Media Corp. 7.875% 07/15/2009	1,000,000	1,015,240
News America, Inc.(e) 6.650% 11/15/2037	10,000	10,315
Rogers Cable, Inc. 6.750% 03/15/2015	20,000	21,038
Sun Media Corp. 7.625% 02/15/2013	10,000	9,738
TL Acquisitions, Inc.(e) 10.500% 01/15/2015	30,000	28,838
		2,254,543
Mining — 0.2%
Freeport-McMoran Copper & Gold, Inc. 8.375% 04/01/2017	70,000	75,075
Vale Overseas Ltd. 6.875% 11/21/2036	290,000	293,367
		368,442

	Principal Amount	Market Value
Multi-National — 0.5%
International Finance Corp. 4.750% 04/25/2012	$1,000,000	$1,040,070
Office Equipment/Supplies — 0.0%
Xerox Corp. 6.750% 02/01/2017	10,000	10,423
Oil & Gas — 0.8%
Amerada Hess Corp. 7.300% 08/15/2031	190,000	213,422
Amerada Hess Corp. 7.875% 10/01/2029	30,000	35,508
Anadarko Finance Co. 6.750% 05/01/2011	35,000	37,006
Anadarko Finance Co., Series B 7.500% 05/01/2031	10,000	11,243
Anadarko Petroleum Corp. 6.450% 09/15/2036	140,000	142,567
Chesapeake Energy Corp. 6.375% 06/15/2015	5,000	4,838
Chesapeake Energy Corp. 6.500% 08/15/2017	20,000	19,300
Conoco Funding 6.350% 10/15/2011	40,000	42,485
Conoco, Inc. 6.950% 04/15/2029	30,000	34,263
ConocoPhillips Co. 4.750% 10/15/2012	10,000	10,084
Gaz Capital SA(e) 6.212% 11/22/2016	400,000	383,760
Gaz Capital SA(e) 6.510% 03/07/2022	110,000	104,577
Kerr-McGee Corp. 6.950% 07/01/2024	20,000	21,364
Kerr-McGee Corp. 7.875% 09/15/2031	265,000	315,977
OPTI Canada, Inc.(e) 7.875% 12/15/2014	50,000	48,875
OPTI Cananda, Inc.(e) 8.250% 12/15/2014	40,000	39,600
Pemex Project Funding Master Trust 6.625% 06/15/2035	111,000	116,998
Petrobras International Finance Co. 6.125% 10/06/2016	160,000	163,200
Pride International, Inc. 7.375% 07/15/2014	15,000	15,413
XTO Energy, Inc. 7.500% 04/15/2012	50,000	54,657
		1,815,137

	Principal Amount	Market Value
Oil & Gas Services — 0.1%
Compagnie Generale de Geophysique-Veritas 7.500% 05/15/2015	$10,000	$10,125
Compagnie Generale de Geophysique-Veritas 7.750% 05/15/2017	60,000	60,600
Complete Production Services, Inc. 8.000% 12/15/2016	50,000	48,375
		119,100
Packaging & Containers — 0.0%
Graham Packaging Co. 8.500% 10/15/2012	30,000	28,050
Graham Packaging Co.(b) 9.875% 10/15/2014	10,000	9,200
		37,250
Pharmaceuticals — 0.1%
Wyeth 5.950% 04/01/2037	130,000	130,345
Pipelines — 0.5%
Dynegy Holdings, Inc. 7.750% 06/01/2019	80,000	73,800
El Paso Corp. 7.000% 06/15/2017	210,000	210,218
El Paso Corp. 7.750% 01/15/2032	15,000	15,226
El Paso Corp. 7.800% 08/01/2031	57,000	57,847
El Paso Natural Gas Co. 8.375% 06/15/2032	168,000	196,795
Kinder Morgan Energy Partners LP 5.000% 12/15/2013	30,000	29,105
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	20,000	19,999
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	30,000	30,388
Kinder Morgan Energy Partners LP 6.750% 03/15/2011	40,000	41,962
Kinder Morgan Energy Partners LP 6.950% 01/15/2038	20,000	20,990

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	$5,000	$5,203
Semgroup LP(e) 8.750% 11/15/2015	10,000	9,500
Southern Natural Gas Co. 8.000% 03/01/2032	10,000	11,141
Tennessee Gas Pipeline Co. 7.625% 04/01/2037	30,000	32,268
Williams Cos., Inc. Series A 7.500% 01/15/2031	220,000	236,500
		990,942
Real Estate — 0.1%
Forest City Enterprises, Inc. 7.625% 06/01/2015	15,000	14,475
Realogy Corp.(e) 12.375% 04/15/2015	150,000	94,500
		108,975
Real Estate Investment Trusts (REITS) — 0.3%
Franchise Finance Corp. of America 8.750% 10/15/2010	610,000	688,832
Ventas Realty LP Capital Corp. 6.750% 04/01/2017	10,000	9,900
Ventas Realty LP Capital Corp. REIT 6.500% 06/01/2016	15,000	14,700
		713,432
Retail — 0.1%
Amerigas Partners LP 7.250% 05/20/2015	10,000	9,800
CVS Caremark Corp.(e) 5.880% 01/10/2028	31,611	30,631
CVS Caremark Corp.(e) 6.036% 12/10/2028	36,229	35,469
CVS Caremark Corp.(e) 9.350% 01/10/2023	100,000	107,000
Suburban Propane Partners 6.875% 12/15/2013	35,000	33,950
		216,850
Semiconductors — 0.0%
Freescale Semiconductor, Inc. 8.875% 12/15/2014	15,000	13,388

	Principal Amount	Market Value
Sovereign — 0.0%
Export-Import Bank of Korea(e) 5.250% 02/10/2014	$5,000	$4,945
Telecommunications — 0.6%
America Movil SAB de CV 5.625% 11/15/2017	80,000	78,168
BellSouth Corp. 4.750% 11/15/2012	10,000	9,893
British Telecom PLC STEP 8.625% 12/15/2010	160,000	175,576
Cincinnati Bell, Inc. 7.000% 02/15/2015	25,000	23,625
Citizens Communications Co. 7.125% 03/15/2019	20,000	19,000
Citizens Communications Co. 7.875% 01/15/2027	25,000	23,813
Deutsche Telekom International Finance BV 5.750% 03/23/2016	75,000	75,070
Intelsat Bermuda Ltd. 9.250% 06/15/2016	15,000	15,075
Koninklijke KPN NV 8.000% 10/01/2010	180,000	193,044
Koninklijke KPN NV 8.375% 10/01/2030	125,000	149,879
Level 3 Financing, Inc. 9.250% 11/01/2014	35,000	31,675
Qwest Communications International, Inc. 7.500% 02/15/2014	30,000	29,925
Qwest Corp. 6.875% 09/15/2033	10,000	9,225
SBC Communications, Inc. 5.100% 09/15/2014	120,000	118,759
Sprint Capital Corp. 8.375% 03/15/2012	50,000	54,151
Sprint Capital Corp. 8.750% 03/15/2032	60,000	67,632
Telecom Italia Capital SA 4.950% 09/30/2014	120,000	115,570
U.S. West Communications, Inc. 5.625% 11/15/2008	30,000	29,850
Verizon Global Funding Corp. 7.375% 09/01/2012	60,000	66,247
Windstream Corp. 8.625% 08/01/2016	55,000	57,750
		1,343,927

	Principal Amount	Market Value
Transportation — 0.0%
Gulfmark Offshore, Inc. 7.750% 07/15/2014	$10,000	$10,100
TOTAL CORPORATE DEBT (Cost $28,185,203)		27,031,404
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.6%
Airlines — 0.0%
Northwest Airlines Corp., Series 1999-2, Class A 7.575% 03/01/2019	85,306	85,306
Commercial MBS — 1.0%
CRIIMI MAE Commercial Mortgage Trust, Series 1998-C1, Class A2(e) 7.000% 06/02/2033	20,141	20,031
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 07/10/2039	300,000	293,112
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 09/12/2037	600,000	575,356
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3 5.420% 01/15/2049	300,000	298,965
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 07/15/2030	210,000	199,290
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 07/15/2030	200,000	195,135
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 09/15/2040	200,000	192,518

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Mach One Trust Commercial Mortgage-Backed, Series 2004-1A, Class X, IO VRN (Acquired 07/12/2004, Cost $180,401)(e) (c) 1.324% 05/28/2040	$2,344,691	$80,915
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 5.485% 03/12/2051	150,000	150,189
Mutual Fund Fee Trust, Series 2000-3 9.070% 07/01/2008	655,427	27,462
		2,032,973
Home Equity ABS — 0.3%
Amresco Residential Securities Mortgage Loan Trust, Series 1997-3, Class M1A FRN 5.420% 09/25/2027	59,938	58,081
Option One Mortgage Loan Trust, Series 2003-3, Class A1 FRN 5.160% 06/25/2033	377,989	342,080
Terwin Mortgage Trust, Series 2006-10SL, Class A1 4.750% 10/25/2037	128,408	115,929
UCFC Home Equity Loan, Series 1998-D, Class MF1 6.905% 04/15/2030	59,743	59,606
		575,696
Other ABS — 0.4%
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 5.258% 12/15/2035	276,415	265,696
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 5.085% 07/25/2030	315,396	311,821

	Principal Amount	Market Value
Keycorp Student Loan Trust, Series 2005-A, Class 1A1 FRN 4.868% 12/27/2019	$72,624	$72,454
MSDWCC Heloc Trust, Series 2005-1, Class A FRN 5.055% 07/25/2017	304,937	292,515
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class A11 FRN 5.510% 08/25/2032	4,592	4,178
		946,664
WL Collateral CMO — 1.9%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6 VRN 3.536% 06/25/2034	400,000	392,453
Bear Stearns Alt-A Trust, Series 2004-11, Class IIA6A VRN 5.122% 11/25/2034	200,992	193,887
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A VRN 5.455% 02/25/2036	134,245	133,095
Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1 FRN 6.274% 09/25/2037	124,067	124,441
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2 5.099% 09/25/2035	129,914	125,150
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class 1A3(e) 7.000% 08/25/2034	255,665	259,583
MLCC Mortgage Investors, Inc., Series 2004-B, Class A3 7.068% 05/25/2029	121,937	121,614

	Principal Amount	Market Value
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 VRN 5.519% 03/25/2036	$372,098	$371,370
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A3 6.640% 06/25/2037	382,015	385,172
Prime Mortgage Trust, Series 2006-DR1, Class 1A1(e) 5.500% 05/25/2035	334,482	330,560
Prime Mortgage Trust, Series 2006-DR1, Class 1A2(e) 6.000% 05/25/2035	155,224	155,304
Prime Mortgage Trust, Series 2006-DR1, Class 2A2(e) 6.000% 05/25/2035	535,394	529,256
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 6.231% 09/25/2037	378,670	375,996
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1 6.220% 09/25/2037	353,857	349,254
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 03/25/2034	155,032	156,295
		4,003,430
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,076,030)		7,644,069
SOVEREIGN DEBT OBLIGATIONS — 0.4%
Bundesrepublik Deutschland EUR(d) 3.750% 01/04/2015	320,000	456,907
Russian Federation 7.500% 03/31/2030	42,018	48,135
United Mexican States 6.750% 09/27/2034	317,000	350,127
		855,169

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Sovereign — 0.0%
Canada Government CAD(d) 4.000% 12/01/2031	$73,287	$104,021
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $834,520)		959,190
U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.2%
Federal Home Loan Bank — 0.0%
Federal Home Loan Bank 5.125% 06/13/2008	110,000	110,447
Pass-Through Securities — 24.2%
FHLMC 4.650% 10/10/2013	760,000	754,897
FHLMC 5.625% 11/23/2035	140,000	140,094
FHLMC 5.905% 04/01/2037	866,080	877,972
FHLMC 6.750% 09/15/2029	100,000	123,977
FNMA 5.000% 09/01/2021- 07/01/2037	19,638,746	19,249,951
FNMA 5.500% 08/01/2021- 02/01/2037	12,432,808	12,454,490
FNMA 5.870% 07/01/2037	915,824	930,064
FNMA 6.000% 08/01/2031- 11/01/2037	10,888,275	11,067,462
FNMA 6.500% 06/01/2036- 06/01/2037	2,780,132	2,858,332
FNMA FRN 6.885% 11/01/2035	126,156	127,998
FNMA FRN 6.892% 11/01/2035	125,112	126,965
FNMA FRN 6.898% 11/01/2035	124,464	126,310
FNMA FRN 6.899% 11/01/2035	64,456	65,425
FNMA FRN 6.915% 11/01/2035	128,718	130,684
FNMA TBA(f) 5.000% 01/01/2038	1,900,000	1,853,539
GNMA 6.000% 01/15/2032- 03/15/2033	1,018,824	1,046,171
GNMA 6.500% 10/15/2032	65,155	68,307
		52,002,638

	Principal Amount	Market Value
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $51,488,166)		$52,113,085
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Inflation Index 2.375% 01/15/2017	$31,080	32,833
U.S. Treasury Inflation Index 2.375% 01/15/2027	497,275	526,055
U.S. Treasury Inflation Index 2.625% 07/15/2017	30,241	32,667
U.S. Treasury Inflation Index 3.375% 04/15/2032	82,391	105,556
U.S. Treasury Principal Strips 0.000% 05/15/2030	130,000	47,240
		744,351
TOTAL U.S. TREASURY OBLIGATIONS (Cost $675,897)		744,351
TOTAL BONDS & NOTES (Cost $89,407,501)		88,635,074
TOTAL LONG TERM INVESTMENTS (Cost $194,332,460)		211,506,577
SHORT-TERM INVESTMENTS — 5.5%
Cash Equivalents — 3.4%(i)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	176,880	176,880
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	176,880	176,880
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	106,128	106,128
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	141,514	141,514
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	141,504	141,504

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	$88,440	$88,440
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	88,440	88,440
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	247,632	247,632
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	141,504	141,504
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	106,128	106,128
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	88,440	88,440
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	106,128	106,128
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	106,128	106,128
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	106,128	106,128
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	106,128	106,128
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	141,504	141,504
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	176,880	176,880
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	751,741	751,741
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	141,504	141,504
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	106,128	106,128
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	88,440	88,440
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	159,192	159,192

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	$53,064	$53,064
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	176,880	176,880
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	176,880	176,880
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	176,880	176,880
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	106,128	106,128
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	106,128	106,128
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	123,817	123,817
Reserve Primary Money Market Fund(g)	420,357	420,357
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	176,880	176,880
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	88,440	88,440
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	88,440	88,440
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	141,504	141,504
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	123,817	123,817
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	123,817	123,817
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,041,537	1,041,537
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	176,880	176,880
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	70,752	70,752

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	$176,880	$176,880
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	176,880	176,880
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	88,440	88,440
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	123,817	123,817
		7,431,609
Repurchase Agreements — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(j)	3,784,283	3,784,283
U.S. Government Agencies — 0.3%
FHLMC(h) 4.430% 03/17/2008	35,000	34,673
FNMA(h) 0.000% 03/17/2008	290,000	286,951
FNMA(h) 4.220% 03/17/2008	50,000	49,553
FNMA(h) 4.420% 03/19/2008	55,000	54,473
FNMA(h) 4.440% 03/31/2008	40,000	39,556
FNMA(h) 4.520% 03/31/2008	40,000	39,548
FNMA(h) 4.570% 03/31/2008	40,000	39,543
FNMA(h) 4.610% 03/17/2008	50,000	49,514
		593,811
TOTAL SHORT-TERM INVESTMENTS (Cost $11,809,703)		11,809,703
TOTAL INVESTMENTS — 103.9% (Cost $206,142,163)(k)		223,316,280
Other Assets/ (Liabilities) — (3.9%)		(8,359,037)
NET ASSETS — 100.0%		$214,957,243

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

EUR - Euro

FRN - Floating Rate Note

GBP - British Pound

GDR - Global Depository Receipt

STEP - Step Up Bond

TBA - To Be Announced

VRN - Variable Rate Note

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Restricted security. (Note 2).

(d)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(e)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $8,710,468 or 4.1% of net assets.

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  Principal amount represents shares owned of the fund.

(h)  This security is held as collateral for open futures contracts. (Note 2).

(i)  Represents investments of security lending collateral. (Note 2).

(j)  Maturity value of $3,784,819. Collaterized by a U.S. Government agency obligation with a rate of 4.81%, maturity date of 9/01/2035, and an aggregate market value, including accrued interest, of $3,860,022.

(k)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.6%
COMMON STOCK — 99.6%
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a)	117,700	$954,547
Aerospace & Defense — 1.0%
Boeing Co.	25,000	2,186,500
Northrop Grumman Corp.	50,200	3,947,728
		6,134,228
Agriculture — 1.7%
Altria Group, Inc.	149,200	11,276,536
Apparel — 0.4%
VF Corp.	35,700	2,451,162
Auto Manufacturers — 0.6%
General Motors Corp.(b)	153,800	3,828,082
Automotive & Parts — 1.2%
Autoliv, Inc.	52,400	2,762,004
BorgWarner, Inc.	54,200	2,623,822
Magna International, Inc. Cl. A	32,400	2,605,932
		7,991,758
Banks — 7.4%
Bank of America Corp.	464,800	19,177,648
Comerica, Inc.	67,000	2,916,510
Deutsche Bank AG(b)	23,900	3,092,899
Fifth Third Bancorp	85,400	2,146,102
KeyCorp	76,000	1,782,200
National City Corp.	145,300	2,391,638
SunTrust Banks, Inc.	56,900	3,555,681
U.S. Bancorp	162,200	5,148,228
Wachovia Corp.	71,900	2,734,357
Wells Fargo & Co.	163,500	4,936,065
		47,881,328
Beverages — 1.5%
The Coca-Cola Co.	12,400	760,988
Coca-Cola Enterprises, Inc.	117,300	3,053,319
Molson Coors Brewing Co. Cl. B	71,200	3,675,344
PepsiCo, Inc.	27,200	2,064,480
		9,554,131
Chemicals — 2.5%
Ashland, Inc.	29,600	1,403,928
The Dow Chemical Co.	147,000	5,794,740
Du Pont (E.I.) de Nemours & Co.	104,600	4,611,814

	Number of Shares	Market Value
The Lubrizol Corp.	33,400	$1,808,944
PPG Industries, Inc.	35,000	2,458,050
		16,077,476
Commercial Services — 1.0%
Accenture Ltd. Cl. A	35,900	1,293,477
Avis Budget Group, Inc.(a)	70,300	913,900
McKesson Corp.	62,300	4,081,273
		6,288,650
Computers — 1.4%
Dell, Inc.(a)	28,800	705,888
Electronic Data Systems Corp.	90,300	1,871,919
International Business Machines Corp.	41,900	4,529,390
Lexmark International, Inc. Cl. A(a)	50,100	1,746,486
		8,853,683
Cosmetics & Personal Care — 2.5%
Colgate-Palmolive Co.	37,600	2,931,296
The Procter & Gamble Co.	179,800	13,200,916
		16,132,212
Distribution & Wholesale — 0.1%
Tech Data Corp.(a)	17,200	648,784
Diversified Financial — 9.5%
Ameriprise Financial, Inc.	25,900	1,427,349
CIT Group, Inc.	23,100	555,093
Citigroup, Inc.	483,300	14,228,352
Discover Financial Services	91,100	1,373,788
Fannie Mae	136,400	5,453,272
Freddie Mac	81,200	2,766,484
The Goldman Sachs Group, Inc.	6,100	1,311,805
JP Morgan Chase & Co.	387,600	16,918,740
Janus Capital Group, Inc.	102,000	3,350,700
Merrill Lynch & Co., Inc.	83,800	4,498,384
Morgan Stanley(b)	154,300	8,194,873
Waddell & Reed Financial, Inc. Cl. A(b)	40,600	1,465,254
		61,544,094
Electric — 2.4%
American Electric Power Co., Inc.	96,200	4,479,072
Constellation Energy Group, Inc.	32,300	3,311,719
Dominion Resources, Inc.	85,200	4,042,740
Entergy Corp.	30,700	3,669,264
		15,502,795

	Number of Shares	Market Value
Electronics — 1.9%
Arrow Electronics, Inc.(a)	85,000	$3,338,800
Avnet, Inc.(a)	97,400	3,406,078
Flextronics International Ltd.(a) (b)	363,404	4,382,652
Sanmina-SCI Corp.(a)	154,500	281,190
Tyco Electronics Ltd.	25,550	948,671
		12,357,391
Environmental Controls — 0.4%
Allied Waste Industries, Inc.(a)	261,900	2,886,138
Foods — 3.3%
ConAgra Foods, Inc.	78,000	1,855,620
General Mills, Inc.	47,700	2,718,900
Kellogg Co.	57,200	2,998,996
Kraft Foods, Inc. Cl. A	43,100	1,406,353
The Kroger Co.	101,200	2,703,052
Safeway, Inc.	123,200	4,214,672
Sara Lee Corp.	217,700	3,496,262
SuperValu, Inc.	48,500	1,819,720
		21,213,575
Forest Products & Paper — 0.2%
Smurfit-Stone Container Corp.(a) (b)	138,900	1,466,784
Hand & Machine Tools — 0.3%
The Black & Decker Corp.	28,500	1,985,025
Health Care – Products — 1.3%
Covidien Ltd.	25,550	1,131,609
Johnson & Johnson	104,000	6,936,800
		8,068,409
Home Builders — 0.7%
Centex Corp.(b)	62,600	1,581,276
KB Home(b)	61,300	1,324,080
Pulte Homes, Inc.(b)	128,800	1,357,552
		4,262,908
Household Products — 0.7%
The Clorox Co.	32,900	2,144,093
Kimberly-Clark Corp.	37,300	2,586,382
		4,730,475
Housewares — 0.2%
Newell Rubbermaid, Inc.	56,700	1,467,396
Insurance — 10.7%
ACE Ltd.	82,300	5,084,494
Allstate Corp.	115,100	6,011,673

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Ambac Financial Group, Inc.(b)	30,600	$788,562
American International Group, Inc.	249,900	14,569,170
Aon Corp.	50,900	2,427,421
Chubb Corp.	32,400	1,768,392
Everest Re Group Ltd.	16,300	1,636,520
Fidelity National Financial, Inc.	140,400	2,051,244
Genworth Financial, Inc. Cl. A	159,300	4,054,185
The Hartford Financial Services Group, Inc.	58,800	5,126,772
MBIA, Inc.(b)	48,700	907,281
Metlife, Inc.	84,400	5,200,728
Old Republic International Corp.	147,600	2,274,516
PartnerRe Ltd.(b)	18,100	1,493,793
Prudential Financial, Inc.	18,100	1,684,024
RenaissanceRe Holdings Ltd.	21,000	1,265,040
Torchmark Corp.	17,500	1,059,275
St. Paul Travelers Companies	122,900	6,612,020
Unum Group	162,100	3,856,359
XL Capital Ltd. Cl. A	29,700	1,494,207
		69,365,676
Iron & Steel — 0.7%
ArcelorMittal(b)	59,200	4,579,120
Leisure Time — 0.2%
Brunswick Corp.	61,400	1,046,870
Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	44,200	3,207,152
Machinery – Diversified — 0.7%
Cummins, Inc.(b)	35,400	4,508,898
Manufacturing — 5.8%
Eaton Corp.	23,600	2,288,020
General Electric Co.	714,910	26,501,714
Ingersoll-Rand Co. Ltd. Cl. A	94,900	4,410,003
SPX Corp.	29,400	3,023,790
Tyco International Ltd.	25,550	1,013,058
		37,236,585
Media — 3.4%
CBS Corp. Cl. B	152,100	4,144,725
Comcast Corp. Cl. A(a)	95,950	1,752,047
Gannett Co., Inc.	102,900	4,013,100
Idearc, Inc.	102,500	1,799,900
Time Warner, Inc.	307,125	5,070,634
Viacom, Inc. Cl. B(a)	95,400	4,189,968
The Walt Disney Co.	31,700	1,023,276
		21,993,650

	Number of Shares	Market Value
Mining — 0.9%
Alcoa, Inc.	153,400	$5,606,770
Oil & Gas — 15.2%
BP PLC Sponsored ADR (United Kingdom)	44,600	3,263,382
Chevron Corp.	235,500	21,979,215
ConocoPhillips	192,300	16,980,090
Exxon Mobil Corp.	433,000	40,567,770
Marathon Oil Corp.	123,200	7,497,952
Occidental Petroleum Corp.	14,400	1,108,656
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)(b)	42,300	3,561,660
Total SA Sponsored ADR (France)	41,200	3,403,120
		98,361,845
Packaging & Containers — 0.7%
Bemis Co., Inc.(b)	14,800	405,224
Owens-Illinois, Inc.(a) (b)	64,000	3,168,000
Sonoco Products Co.	27,400	895,432
		4,468,656
Pharmaceuticals — 4.7%
AmerisourceBergen Corp.	34,700	1,556,989
Eli Lilly & Co.	78,200	4,175,098
Merck & Co., Inc.	118,700	6,897,657
Pfizer, Inc.	794,400	18,056,712
		30,686,456
Retail — 3.6%
Dillards, Inc. Cl. A(b)	30,000	563,400
Family Dollar Stores, Inc.(b)	18,000	346,140
The Gap, Inc.	176,200	3,749,536
The Home Depot, Inc.	35,000	942,900
Jones Apparel Group, Inc.	144,800	2,315,352
Limited Brands, Inc.(b)	2,000	37,860
Macy's, Inc.(b)	146,400	3,787,368
McDonald's Corp.	157,800	9,295,998
Office Depot, Inc.(a)	60,700	844,337
Wal-Mart Stores, Inc.	27,000	1,283,310
		23,166,201
Savings & Loans — 0.5%
Astoria Financial Corp.	61,500	1,431,105
Washington Mutual, Inc.(b)	119,500	1,626,395
		3,057,500
Software — 0.5%
Microsoft Corp.	93,300	3,321,480
Telecommunications — 9.1%
AT&T, Inc.	643,500	26,743,860
Embarq Corp.	47,900	2,372,487

	Number of Shares	Market Value
Nokia Oyj Sponsored ADR (Finland)	102,700	$3,942,653
Sprint Nextel Corp.	472,100	6,198,673
Verizon Communications, Inc.	342,700	14,972,563
Vodafone Group PLC Sponsored ADR (United Kingdom)	114,500	4,273,140
		58,503,376
Toys, Games & Hobbies — 0.1%
Mattel, Inc.	47,100	896,784
TOTAL EQUITIES (Cost $597,133,229)		643,564,586
	Principal Amount
SHORT-TERM INVESTMENTS — 7.1%
Cash Equivalents — 6.2%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$946,570	946,570
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	946,570	946,570
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	567,942	567,942
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	757,256	757,256
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	757,256	757,256
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	473,285	473,285
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	473,285	473,285
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,325,197	1,325,197
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	757,256	757,256
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	567,942	567,942

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	$473,285	$473,285
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	567,942	567,942
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	567,942	567,942
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	567,942	567,942
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	567,942	567,942
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	757,256	757,256
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	946,570	946,570
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	4,022,921	4,022,921
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	757,256	757,256
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	567,942	567,942
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	473,285	473,285
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	851,913	851,913
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	283,971	283,971
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	946,570	946,570
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	946,570	946,570
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	946,570	946,570
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	567,942	567,942

	Principal Amount	Market Value
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	$567,942	$567,942
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	662,599	662,599
Reserve Primary Money Market Fund(c)	2,249,524	2,249,524
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	946,570	946,570
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	473,285	473,285
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	473,285	473,285
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	757,256	757,256
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	662,599	662,599
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	662,599	662,599
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	5,573,740	5,573,740
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	946,570	946,570
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	378,628	378,628
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	946,570	946,570
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	946,570	946,570
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	473,285	473,285
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	662,599	662,599
		39,769,999

	Principal Amount	Market Value
Repurchase Agreements — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$6,095,860	$6,095,860
TOTAL SHORT-TERM INVESTMENTS (Cost $45,865,859)		45,865,859
TOTAL INVESTMENTS — 106.7% (Cost $642,999,088)(f)		689,430,445
Other Assets/ (Liabilities) — (6.7%)		(43,127,330)
NET ASSETS — 100.0%		$646,303,115

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $6,096,724. Collateralized by a U.S. Government Agency obligation with a rate of 4.819%, maturity date of 10/01/2035, and an aggregate market value, including accrued interest, of $6,219,642.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.4%
COMMON STOCK — 99.4%
Aerospace & Defense — 2.2%
General Dynamics Corp.	309,600	$27,551,304
Agriculture — 1.3%
Altria Group, Inc.	206,500	15,607,270
Banks — 11.7%
Bank of America Corp.	962,900	39,729,254
The Bank of New York Mellon Corp.	301,433	14,697,873
Lloyds TSB Group PLC Sponsored ADR (United Kingdom)	379,700	14,295,705
PNC Financial Services Group, Inc.	259,700	17,049,305
SunTrust Banks, Inc.	182,100	11,379,429
U.S. Bancorp	605,100	19,205,874
Wachovia Corp.	361,234	13,737,729
Wells Fargo & Co.	539,100	16,275,429
		146,370,598
Beverages — 1.7%
PepsiCo, Inc.	274,900	20,864,910
Building Materials — 1.3%
Trane, Inc.	351,300	16,409,223
Chemicals — 4.0%
Agrium, Inc.	362,300	26,161,683
The Dow Chemical Co.	276,500	10,899,630
Du Pont (E.I.) de Nemours & Co.	293,700	12,949,233
		50,010,546
Computers — 3.2%
Hewlett-Packard Co.	344,300	17,380,264
International Business Machines Corp.	115,600	12,496,360
Sun Microsystems, Inc.(a)	547,150	9,919,830
		39,796,454
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	180,900	14,102,964
Distribution & Wholesale — 0.9%
Ingram Micro, Inc. Cl. A(a)	644,800	11,632,192
Diversified Financial — 6.3%
Citigroup, Inc.	137,900	4,059,776
Discover Financial Services(b)	591,522	8,920,152

	Number of Shares	Market Value
The Goldman Sachs Group, Inc.	93,800	$20,171,690
JP Morgan Chase & Co.	524,636	22,900,361
Morgan Stanley	235,900	12,528,649
UBS AG	224,500	10,327,000
		78,907,628
Electric — 7.0%
Consolidated Edison, Inc.	173,700	8,485,245
Entergy Corp.	116,000	13,864,320
Exelon Corp.	146,200	11,935,768
FPL Group, Inc.	478,300	32,366,561
SCANA Corp.	179,700	7,574,355
Southern Co.	338,400	13,113,000
		87,339,249
Foods — 6.1%
ConAgra Foods, Inc.	477,900	11,369,241
Kellogg Co.	214,600	11,251,478
The Kroger Co.	424,800	11,346,408
Safeway, Inc.	357,200	12,219,812
SuperValu, Inc.(b)	447,100	16,775,192
Tyson Foods, Inc. Cl. A	812,800	12,460,224
		75,422,355
Forest Products & Paper — 0.6%
Smurfit-Stone Container Corp.(a) (b)	679,100	7,171,296
Health Care – Products — 1.5%
Baxter International, Inc.	313,300	18,187,065
Health Care – Services — 2.1%
Aetna, Inc.	257,300	14,853,929
WellPoint, Inc.(a)	133,900	11,747,047
		26,600,976
Household Products — 0.8%
Kimberly-Clark Corp.	149,900	10,394,066
Insurance — 5.4%
ACE Ltd.	314,500	19,429,810
Allstate Corp.	362,100	18,912,483
American International Group, Inc.	213,400	12,441,220
Chubb Corp.	305,600	16,679,648
		67,463,161
Machinery – Diversified — 0.3%
Deere & Co.	41,800	3,892,416
Manufacturing — 3.4%
General Electric Co.	1,150,400	42,645,328

	Number of Shares	Market Value
Media — 1.7%
Comcast Corp. Cl. A(a)	423,250	$7,728,545
Time Warner, Inc.	781,400	12,900,914
		20,629,459
Oil & Gas — 15.8%
Chevron Corp.	260,500	24,312,465
ConocoPhillips	232,700	20,547,410
Exxon Mobil Corp.	724,400	67,869,036
Newfield Exploration Co.(a) (b)	472,600	24,906,020
Occidental Petroleum Corp.	586,100	45,123,839
XTO Energy, Inc.	279,750	14,367,960
		197,126,730
Pharmaceuticals — 2.9%
Abbott Laboratories	228,300	12,819,045
Bristol-Myers Squibb Co.	200,000	5,304,000
Wyeth	395,700	17,485,983
		35,609,028
Real Estate Investment Trusts (REITS) — 1.2%
Host Hotels & Resorts, Inc. REIT(b)	910,643	15,517,357
Retail — 5.2%
CVS Caremark Corp.	740,900	29,450,775
The Gap, Inc.	585,400	12,457,312
Macy's, Inc.(b)	275,300	7,122,011
McDonald's Corp.	257,000	15,139,870
		64,169,968
Semiconductors — 1.9%
Intel Corp.	875,600	23,343,496
Telecommunications — 9.8%
Arris Group, Inc.(a) (b)	575,200	5,740,496
AT&T, Inc.	1,318,720	54,806,003
Cisco Systems, Inc.(a)	653,800	17,698,366
Corning, Inc.	435,600	10,450,044
Sprint Nextel Corp.	102,900	1,351,077
Verizon Communications, Inc.	747,400	32,653,906
		122,699,892
TOTAL EQUITIES (Cost $1,032,447,540)		1,239,464,931

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 4.9%
Cash Equivalents — 3.6%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,080,783	$1,080,783
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,080,783	1,080,783
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	648,470	648,470
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	864,627	864,627
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	864,627	864,627
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	540,392	540,392
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	540,392	540,392
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,513,097	1,513,097
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	864,627	864,627
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	648,470	648,470
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	540,392	540,392
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	648,470	648,470
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	648,470	648,470
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	648,470	648,470
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	648,470	648,470
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	864,627	864,627

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	$1,080,783	$1,080,783
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	4,593,330	4,593,330
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	864,627	864,627
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	648,470	648,470
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	540,392	540,392
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	972,705	972,705
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	324,235	324,235
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,080,784	1,080,784
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,080,783	1,080,783
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	1,080,784	1,080,784
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	648,471	648,471
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	648,470	648,470
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	756,548	756,548
Reserve Primary Money Market Fund(c)	2,568,483	2,568,483
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,080,783	1,080,783
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	540,392	540,392
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	540,392	540,392

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	$864,627	$864,627
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	756,548	756,548
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	756,548	756,548
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	6,364,053	6,364,053
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,080,783	1,080,783
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	432,313	432,313
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,080,783	1,080,783
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,080,783	1,080,783
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	540,392	540,392
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	756,548	756,548
		45,408,977
Repurchase Agreements — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	15,760,741	15,760,741
TOTAL SHORT-TERM INVESTMENTS (Cost $61,169,718)		61,169,718
TOTAL INVESTMENTS — 104.3% (Cost $1,093,617,258)(f)		1,300,634,649
Other Assets/ (Liabilities) — (4.3%)		(53,386,737)
NET ASSETS — 100.0%		$1,247,247,912

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $15,762,974. Collateralized by U.S. Government Agency obligations with rates ranging from 4.582% to 4.797%, maturity date of 2/01/2035, and an aggregate market value, including accrued interest, of $16,077,509.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.9%
COMMON STOCK — 98.9%
Aerospace & Defense — 1.8%
Lockheed Martin Corp.	6,600	$694,716
Raytheon Co.	13,480	818,236
		1,512,952
Agriculture — 2.8%
Altria Group, Inc.	31,200	2,358,096
Apparel — 1.0%
Nike, Inc. Cl. B	13,000	835,120
Banks — 8.4%
Bank of America Corp.	57,200	2,360,072
The Bank of New York Mellon Corp.	27,400	1,336,024
Peoples United Financial(a)	34,900	621,220
PNC Financial Services Group, Inc.	14,400	945,360
Regions Financial Corp.	30,500	721,325
SunTrust Banks, Inc.	15,400	962,346
		6,946,347
Biotechnology — 0.8%
Biogen Idec, Inc.(b)	12,200	694,424
Chemicals — 2.3%
Albemarle Corp.	10,865	448,181
Celanese Corp. Cl. A	17,200	727,904
The Lubrizol Corp.	5,200	281,632
The Mosaic Co.(b)	5,158	486,606
		1,944,323
Commercial Services — 0.8%
McKesson Corp.	10,800	707,508
Computers — 3.4%
Apple, Inc.(b)	3,400	673,472
EMC Corp.(b)	21,300	394,689
Hewlett-Packard Co.	34,600	1,746,608
		2,814,769
Cosmetics & Personal Care — 1.5%
Alberto-Culver Co.	19,209	471,389
The Procter & Gamble Co.	10,600	778,252
		1,249,641
Diversified Financial — 7.7%
American Express Co.	15,128	786,958
Ameriprise Financial, Inc.	10,000	551,100
Citigroup, Inc.	68,600	2,019,584
Countrywide Financial Corp.(a)	37,605	336,189

	Number of Shares	Market Value
Fannie Mae	37,700	$1,507,246
JP Morgan Chase & Co.	11,400	497,610
MF Global Ltd.(b)	22,100	695,487
		6,394,174
Electric — 5.5%
Edison International	19,600	1,046,052
Mirant Corp.(a) (b)	12,800	498,944
NRG Energy, Inc.(a) (b)	21,900	949,146
PPL Corp.	24,100	1,255,369
Public Service Enterprise Group, Inc.	8,700	854,688
		4,604,199
Electrical Components & Equipment — 0.7%
Energizer Holdings, Inc.(b)	5,100	571,863
Electronics — 1.4%
PerkinElmer, Inc.	6,800	176,936
Thermo Fisher Scientific, Inc.(b)	16,400	945,952
		1,122,888
Engineering & Construction — 1.3%
KBR, Inc.(b)	10,300	399,640
The Shaw Group, Inc.(b)	11,400	689,016
		1,088,656
Foods — 2.9%
Corn Products International, Inc.	5,972	219,471
Great Atlantic & Pacific Tea Co.(a) (b)	17,500	548,275
The Kroger Co.	32,000	854,720
Safeway, Inc.	21,900	749,199
		2,371,665
Gas — 0.7%
Energen Corp.	9,300	597,339
Health Care – Products — 0.9%
Baxter International, Inc.	12,600	731,430
Health Care – Services — 0.8%
WellPoint, Inc.(b)	7,900	693,067
Insurance — 11.1%
ACE Ltd.	18,700	1,155,286
American International Group, Inc.	33,700	1,964,710
Assurant, Inc.(a)	6,100	408,090
Berkshire Hathaway, Inc. Cl. B(b)	260	1,231,360
Chubb Corp.	17,600	960,608

	Number of Shares	Market Value
Loews Corp.	19,200	$966,528
MBIA, Inc.(a)	8,300	154,629
Metlife, Inc.	11,700	720,954
Principal Financial Group, Inc.(a)	11,520	793,037
Prudential Financial, Inc.	9,100	846,664
		9,201,866
Iron & Steel — 1.8%
Allegheny Technologies, Inc.(a)	8,700	751,680
Nucor Corp.	12,600	746,172
		1,497,852
Machinery – Diversified — 2.7%
AGCO Corp.(a) (b)	10,100	686,598
Cummins, Inc.	3,500	445,795
Deere & Co.	11,800	1,098,816
		2,231,209
Manufacturing — 4.2%
General Electric Co.	76,800	2,846,976
Textron, Inc.(a)	9,100	648,830
		3,495,806
Media — 3.3%
Discovery Holding Co. Cl. A(b)	28,100	706,434
Liberty Media Holding Corp. Capital Cl. A(b)	6,300	733,887
The Scripps (E.W.) Co. Cl. A	7,790	350,628
The Walt Disney Co.(a)	28,200	910,296
		2,701,245
Metal Fabricate & Hardware — 1.2%
Precision Castparts Corp.	7,200	998,640
Oil & Gas — 14.4%
Chevron Corp.	15,300	1,427,949
ConocoPhillips	8,100	715,230
Diamond Offshore Drilling, Inc.(a)	5,600	795,200
Exxon Mobil Corp.	46,600	4,365,954
Marathon Oil Corp.	23,300	1,418,038
Southwestern Energy Co.(b)	10,040	559,429
Transocean, Inc.(a)	6,946	994,320
Valero Energy Corp.	13,800	966,414
Western Refining, Inc.(a)	10,139	245,465
XTO Energy, Inc.	9,750	500,760
		11,988,759

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Oil & Gas Services — 1.6%
Cameron International Corp.(b)	8,600	$413,918
National Oilwell Varco, Inc.(b)	12,600	925,596
		1,339,514
Pharmaceuticals — 2.9%
Medco Health Solutions, Inc.(b)	5,700	577,980
Merck & Co., Inc.	15,400	894,894
Pfizer, Inc.	40,900	929,657
		2,402,531
Real Estate Investment Trusts (REITS) — 0.7%
Annaly Capital Management, Inc. REIT(a)	33,000	599,940
Retail — 2.6%
CVS Caremark Corp.	13,100	520,725
The Home Depot, Inc.	20,400	549,576
McDonald's Corp.	18,100	1,066,271
		2,136,572
Savings & Loans — 0.5%
Downey Financial Corp.(a)	12,100	376,431
Semiconductors — 0.5%
Applied Materials, Inc.	22,100	392,496
Telecommunications — 6.7%
AT&T, Inc.	92,400	3,840,144
CenturyTel, Inc.	14,100	584,586
Embarq Corp.	13,700	678,561
Verizon Communications, Inc.	10,000	436,900
		5,540,191
TOTAL EQUITIES (Cost $80,079,871)		82,141,513
	Principal Amount
SHORT-TERM INVESTMENTS — 11.6%
Cash Equivalents — 10.8%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$212,403	212,403
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	212,403	212,403

	Principal Amount	Market Value
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	$127,442	$127,442
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	169,923	169,923
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	169,923	169,923
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	106,201	106,201
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	106,201	106,201
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	297,363	297,363
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	169,922	169,922
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	127,441	127,441
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	106,201	106,201
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	127,441	127,441
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	127,441	127,441
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	127,441	127,441
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	127,441	127,441
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	169,922	169,922
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	212,402	212,402
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	902,710	902,710
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	169,922	169,922
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	127,441	127,441

	Principal Amount	Market Value
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	$106,201	$106,201
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	191,162	191,162
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	63,721	63,721
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	212,402	212,402
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	212,402	212,402
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	212,402	212,402
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	127,441	127,441
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	127,441	127,441
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	148,682	148,682
Reserve Primary Money Market Fund(c)	504,774	504,774
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	212,402	212,402
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	106,201	106,201
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	106,201	106,201
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	169,922	169,922
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	148,682	148,682
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	148,682	148,682
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,250,703	1,250,703

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	$212,402	$212,402
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	84,961	84,961
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	212,402	212,402
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	212,402	212,402
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	106,201	106,201
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	148,682	148,682
		8,924,055
Repurchase Agreements — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	681,396	681,396
TOTAL SHORT-TERM INVESTMENTS (Cost $9,605,451)		9,605,451
TOTAL INVESTMENTS — 110.5% (Cost $89,685,322)(f)		91,746,964
Other Assets/ (Liabilities) — (10.5%)		(8,698,086)
NET ASSETS — 100.0%		$83,048,878

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $681,493. Collateralized by a U.S. Government Agency obligation with a rate of 4.819%, maturity date of 10/01/2035, and an aggregate market value, including accrued interest, of $695,462.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.2%
COMMON STOCK — 98.2%
Agriculture — 3.7%
Altria Group, Inc.	687,000	$51,923,460
Banks — 6.2%
The Bank of New York Mellon Corp.	384,300	18,738,468
Commerce Bancorp, Inc.(a)	220,600	8,413,684
HSBC Holdings PLC GBP	425,375	7,191,461
State Street Corp.	37,400	3,036,880
Wachovia Corp.	559,714	21,285,923
Wells Fargo & Co.	940,000	28,378,600
		87,045,016
Beverages — 2.4%
Diageo PLC Sponsored ADR (United Kingdom)	224,600	19,277,418
Heineken Holding NV Cl. A EUR	266,050	15,088,224
		34,365,642
Building Materials — 1.0%
Martin Marietta Materials, Inc.(a)	105,600	14,002,560
Coal — 1.2%
Chine Coal Energy Co. HKD	5,612,200	17,243,082
Commercial Services — 3.4%
Block (H&R), Inc.	596,100	11,069,577
Cosco Pacific Ltd. HKD	1,921,100	5,075,225
Iron Mountain, Inc.(b)	611,550	22,639,581
Moody's Corp.(a)	257,500	9,192,750
		47,977,133
Computers — 1.8%
Dell, Inc.(b)	591,400	14,495,214
Hewlett-Packard Co.	210,300	10,615,944
		25,111,158
Cosmetics & Personal Care — 1.6%
Avon Products, Inc.	156,200	6,174,586
The Procter & Gamble Co.	226,500	16,629,630
		22,804,216
Diversified Financial — 11.2%
American Express Co.	1,074,500	55,895,490
Ameriprise Financial, Inc.	257,160	14,172,088
Citigroup, Inc.	419,600	12,353,024
Discover Financial Services	60,450	911,586
E*TRADE Financial Corp.(a) (b)	81,400	288,970
JP Morgan Chase & Co.	1,134,088	49,502,941

	Number of Shares	Market Value
Merrill Lynch & Co., Inc., Restricted Private Placement (Acquired 12/24/2007, Cost $19,128,000)(c) (h)	398,500	$18,629,875
Morgan Stanley	118,600	6,298,846
		158,052,820
Electronics — 1.8%
Agilent Technologies, Inc.(b)	228,070	8,379,291
Tyco Electronics Ltd.	447,931	16,631,678
		25,010,969
Foods — 0.2%
The Hershey Co.	59,600	2,348,240
Health Care – Products — 1.4%
Covidien Ltd.	460,631	20,401,347
Health Care – Services — 1.1%
UnitedHealth Group, Inc.	260,800	15,178,560
Holding Company – Diversified — 1.1%
China Merchants Holdings International Co. Ltd. HKD	2,531,203	15,446,509
Housewares — 0.2%
Hunter Douglas NV EUR	40,862	3,033,699
Insurance — 15.5%
Ambac Financial Group, Inc.(a)	114,300	2,945,511
American International Group, Inc.	876,800	51,117,440
Aon Corp.	185,800	8,860,802
Berkshire Hathaway, Inc. Cl. A(b)	427	60,463,200
Loews Corp.	666,900	33,571,746
Markel Corp.(b)	2,490	1,222,839
MBIA, Inc.(a)	101,600	1,892,808
Millea Holdings, Inc. JPY	370,000	12,470,923
Nipponkoa Insurance Co. Ltd. JPY	214,100	1,935,910
Principal Financial Group, Inc.(a)	74,000	5,094,160
Progressive Corp.	1,157,000	22,168,120
Sun Life Financial, Inc.(a)	45,500	2,545,270
Transatlantic Holdings, Inc.	195,362	14,196,957
		218,485,686
Internet — 1.2%
Amazon.com, Inc.(b)	52,600	4,872,864
Google, Inc. Cl. A(b)	11,630	8,041,912
Liberty Media Holding Corp. Interactive Cl. A(b)	198,400	3,785,472
		16,700,248

	Number of Shares	Market Value
Leisure Time — 1.3%
Harley-Davidson, Inc.	380,100	$17,754,471
Manufacturing — 1.3%
Tyco International Ltd.	461,731	18,307,634
Media — 4.8%
Comcast Corp. Special Cl. A(a) (b)	1,615,800	29,278,296
Lagardere S.C.A. SA EUR	110,700	8,308,766
Liberty Media Holding Corp. Capital Cl. A(b)	39,550	4,607,180
News Corp., Inc. Cl. A	1,068,000	21,883,320
WPP Group PLC Sponsored ADR (United Kingdom)(a)	51,000	3,278,790
		67,356,352
Mining — 1.4%
BHP Billiton PLC GBP	157,900	4,901,789
Rio Tinto PLC GBP	56,300	5,944,699
Vulcan Materials Co.(a)	104,800	8,288,632
		19,135,120
Oil & Gas — 15.1%
Canadian Natural Resources Ltd.(a)	248,300	18,160,662
ConocoPhillips	748,992	66,135,994
Devon Energy Corp.	423,700	37,671,167
EOG Resources, Inc.	361,200	32,237,100
Occidental Petroleum Corp.	572,200	44,053,678
Transocean, Inc.	94,515	13,529,822
		211,788,423
Packaging & Containers — 1.5%
Sealed Air Corp.	894,100	20,689,474
Pharmaceuticals — 1.5%
Cardinal Health, Inc.	183,700	10,608,675
Express Scripts, Inc.(b)	141,400	10,322,200
		20,930,875
Real Estate — 0.2%
Hang Lung Development Co. HKD	416,000	2,241,244
Retail — 9.3%
Bed Bath & Beyond, Inc.(b)	233,300	6,856,687
Carmax, Inc.(a) (b)	417,400	8,243,650
Costco Wholesale Corp.	946,300	66,013,888
CVS Caremark Corp.	501,261	19,925,125
Lowe's Companies, Inc.	211,700	4,788,654

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Sears Holdings Corp.(a) (b)	19,140	$1,953,237
Wal-Mart Stores, Inc.	477,900	22,714,587
		130,495,828
Semiconductors — 0.7%
Texas Instruments, Inc.	291,500	9,736,100
Software — 3.4%
Dun & Bradstreet Corp.	141,550	12,545,577
Microsoft Corp.	991,100	35,283,160
		47,828,737
Telecommunications — 1.6%
SK Telecom Co. Ltd. ADR (South Korea)(a)	270,500	8,071,720
Sprint Nextel Corp.	781,700	10,263,721
Virgin Media, Inc.	247,238	4,237,659
		22,573,100
Transportation — 1.1%
Asciano Group AUD	155,200	950,160
Kuehne & Nagel International AG CHF	62,450	5,993,603
Toll Holdings Ltd. AUD	211,054	2,114,141
United Parcel Service, Inc. Cl. B	83,400	5,898,048
		14,955,952
TOTAL EQUITIES (Cost $987,768,215)		1,378,923,655
	Principal Amount
SHORT-TERM INVESTMENTS — 6.9%
Cash Equivalents — 5.1%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,697,147	1,697,147
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,697,148	1,697,148
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	1,018,288	1,018,288
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	1,357,718	1,357,718
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	1,357,718	1,357,718
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	848,573	848,573

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	$848,573	$848,573
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	2,376,006	2,376,006
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	1,357,718	1,357,718
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	1,018,288	1,018,288
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	848,573	848,573
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	1,018,288	1,018,288
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	1,018,288	1,018,288
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	1,018,288	1,018,288
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	1,018,288	1,018,288
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	1,357,718	1,357,718
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,697,147	1,697,147
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	7,212,874	7,212,874
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	1,357,718	1,357,718
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	1,018,288	1,018,288
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	848,573	848,573
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	1,527,432	1,527,432
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	509,144	509,144
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,697,147	1,697,147
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,697,147	1,697,147

	Principal Amount	Market Value
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	$1,697,147	$1,697,147
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	1,018,288	1,018,288
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	1,018,288	1,018,288
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	1,188,003	1,188,003
Reserve Primary Money Market Fund(d)	4,033,272	4,033,272
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,697,147	1,697,147
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	848,573	848,573
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	848,573	848,573
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	1,357,718	1,357,718
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	1,188,003	1,188,003
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	1,188,003	1,188,003
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	9,993,429	9,993,429
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,697,147	1,697,147
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	678,859	678,859
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,697,147	1,697,147
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,697,147	1,697,147
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	848,573	848,573

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	$1,188,003	$1,188,003
		71,305,410
Repurchase Agreements — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	25,922,441	25,922,441
TOTAL SHORT-TERM INVESTMENTS (Cost $97,227,851)		97,227,851
TOTAL INVESTMENTS — 105.1% (Cost $1,084,996,066)(g)		1,476,151,506
Other Assets/ (Liabilities) — (5.1%)		(70,992,333)
NET ASSETS — 100.0%		$1,405,159,173

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Principal amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $25,926,114. Collateralized by U.S. Government Agency obligations with rates ranging from 4.171% to 5.328%, maturity dates ranging from 5/01/2035 to 5/15/2035, and an aggregate market value, including accrued interest, of $26,441,036.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

(h)  Restricted security. (Note 2).

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.4%
COMMON STOCK — 98.4%
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a)	79,943	$648,338
Omnicom Group, Inc.	58,828	2,796,095
		3,444,433
Aerospace & Defense — 2.3%
Boeing Co.	139,540	12,204,168
General Dynamics Corp.	72,608	6,461,386
Goodrich Corp.(b)	21,990	1,552,714
L-3 Communications Holdings, Inc.	22,200	2,351,868
Lockheed Martin Corp.	62,107	6,537,383
Northrop Grumman Corp.	60,878	4,787,446
Raytheon Co.	78,200	4,746,740
Rockwell Collins, Inc.	29,332	2,111,024
United Technologies Corp.	177,462	13,582,941
		54,335,670
Agriculture — 1.6%
Altria Group, Inc.	377,839	28,557,072
Archer-Daniels- Midland Co.	115,179	5,347,761
Reynolds American, Inc.(b)	31,000	2,044,760
UST, Inc.(b)	29,887	1,637,808
		37,587,401
Airlines — 0.1%
Southwest Airlines Co.	133,665	1,630,713
Apparel — 0.2%
Nike, Inc. Cl. B	69,166	4,443,224
VF Corp.	15,802	1,084,965
		5,528,189
Auto Manufacturers — 0.4%
Ford Motor Co.(a) (b)	385,614	2,595,182
General Motors Corp.(b)	103,245	2,569,768
Paccar, Inc.	66,257	3,609,681
		8,774,631
Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co.(a)	41,576	1,173,275
Johnson Controls, Inc.	106,306	3,831,268
		5,004,543

	Number of Shares	Market Value
Banks — 5.3%
Bank of America Corp.	801,476	$33,068,900
The Bank of New York Mellon Corp.	206,743	10,080,789
BB&T Corp.(b)	98,716	3,027,620
Capital One Financial Corp.	69,910	3,303,947
Comerica, Inc.	27,876	1,213,442
Commerce Bancorp, Inc.(b)	33,400	1,273,876
Fifth Third Bancorp	96,488	2,424,743
First Horizon National Corp.(b)	23,000	417,450
Huntington Bancshares, Inc.	65,621	968,566
KeyCorp	70,068	1,643,095
M&T Bank Corp.	13,600	1,109,352
Marshall & Ilsley Corp.	47,200	1,249,856
National City Corp.(b)	114,071	1,877,609
Northern Trust Corp.	34,293	2,626,158
PNC Financial Services Group, Inc.	61,213	4,018,633
Regions Financial Corp.	126,749	2,997,614
State Street Corp.	70,468	5,722,002
SunTrust Banks, Inc.	62,434	3,901,501
U.S. Bancorp	308,934	9,805,565
Wachovia Corp.	352,817	13,417,630
Wells Fargo & Co.	610,874	18,442,286
Zions Bancorp	19,900	929,131
		123,519,765
Beverages — 2.4%
Anheuser-Busch Cos., Inc.	134,096	7,018,585
Brown-Forman Corp. Cl. B(b)	14,542	1,077,708
The Coca-Cola Co.	355,972	21,846,002
Coca-Cola Enterprises, Inc.	52,543	1,367,694
Constellation Brands, Inc. Cl. A(a)	35,100	829,764
Molson Coors Brewing Co. Cl. B	23,730	1,224,943
The Pepsi Bottling Group, Inc.	25,482	1,005,520
PepsiCo, Inc.	289,066	21,940,109
		56,310,325
Biotechnology — 0.8%
Amgen, Inc.(a)	194,490	9,032,116
Biogen Idec, Inc.(a)	52,891	3,010,556

	Number of Shares	Market Value
Celgene Corp.(a)	70,700	$3,267,047
Genzyme Corp.(a)	47,500	3,535,900
Millipore Corp.(a)	9,181	671,866
		19,517,485
Building Materials — 0.1%
Masco Corp.	66,092	1,428,248
Trane, Inc.	30,900	1,443,339
		2,871,587
Chemicals — 1.8%
Air Products & Chemicals, Inc.	38,905	3,837,200
Ashland, Inc.	10,025	475,486
The Dow Chemical Co.	170,020	6,702,188
Du Pont (E.I.) de Nemours & Co.	161,850	7,135,966
Eastman Chemical Co.	14,535	887,943
Ecolab, Inc.	31,458	1,610,964
Hercules, Inc.(b)	23,589	456,447
International Flavors & Fragrances, Inc.	14,682	706,645
Monsanto Co.	97,848	10,928,643
PPG Industries, Inc.	28,908	2,030,209
Praxair, Inc.	56,856	5,043,696
Rohm & Haas Co.(b)	22,584	1,198,533
The Sherwin- Williams Co.(b)	18,989	1,102,122
Sigma-Aldrich Corp.	23,402	1,277,749
		43,393,791
Coal — 0.2%
CONSOL Energy, Inc.	32,300	2,310,096
Peabody Energy Corp.(b)	47,800	2,946,392
		5,256,488
Commercial Services — 0.6%
Apollo Group, Inc. Cl. A(a)	24,600	1,725,690
Block (H&R), Inc.	55,796	1,036,132
Convergys Corp.(a)	22,171	364,935
Donnelley (R.R.) & Sons Co.	39,115	1,476,200
Equifax, Inc.	24,549	892,602
McKesson Corp.	52,098	3,412,940
Monster Worldwide, Inc.(a)	23,018	745,783
Moody's Corp.	38,572	1,377,020
Robert Half International, Inc.	29,300	792,272
Western Union Co.	135,151	3,281,466
		15,105,040

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computers — 4.7%
Affiliated Computer Services, Inc. Cl. A(a)	17,800	$802,780
Apple, Inc.(a)	157,850	31,266,928
Cognizant Technology Solutions Corp. Cl. A(a) (b)	52,100	1,768,274
Computer Sciences Corp.(a)	30,796	1,523,478
Dell, Inc.(a)	406,448	9,962,040
Electronic Data Systems Corp.	90,023	1,866,177
EMC Corp.(a)	375,333	6,954,920
Hewlett-Packard Co.	462,452	23,344,577
International Business Machines Corp.	247,102	26,711,726
Lexmark International, Inc. Cl. A(a)	16,928	590,110
Network Appliance, Inc.(a) (b)	61,938	1,545,972
SanDisk Corp.(a)	42,100	1,396,457
Sun Microsystems, Inc.(a)	151,976	2,755,325
Teradata Corp.(a)	31,736	869,884
Unisys Corp.(a)	63,651	301,069
		111,659,717
Cosmetics & Personal Care — 2.2%
Avon Products, Inc.	77,238	3,053,218
Colgate-Palmolive Co.	91,219	7,111,433
The Estee Lauder Cos., Inc. Cl. A	21,100	920,171
The Procter & Gamble Co.	558,823	41,028,785
		52,113,607
Distribution & Wholesale — 0.1%
Genuine Parts Co.	29,312	1,357,146
W.W. Grainger, Inc.	12,066	1,056,016
		2,413,162
Diversified Financial — 6.4%
American Express Co.	210,460	10,948,129
Ameriprise Financial, Inc.	41,692	2,297,646
The Bear Stearns Cos., Inc.(b)	20,895	1,843,984
The Charles Schwab Corp.	169,595	4,333,152
CIT Group, Inc.	34,400	826,632
Citigroup, Inc.	899,141	26,470,711
CME Group, Inc.	9,700	6,654,200
Countrywide Financial Corp.(b)	103,798	927,954
Discover Financial Services	85,899	1,295,357

	Number of Shares	Market Value
E*TRADE Financial Corp.(a) (b)	76,600	$271,930
Fannie Mae	175,079	6,999,658
Federated Investors, Inc. Cl. B	15,900	654,444
Franklin Resources, Inc.	29,230	3,344,789
Freddie Mac	117,928	4,017,807
The Goldman Sachs Group, Inc.	71,600	15,397,580
IntercontinentalExchange, Inc.(a)	12,500	2,406,250
JP Morgan Chase & Co.	607,048	26,497,645
Janus Capital Group, Inc.	27,594	906,463
Legg Mason, Inc.	23,500	1,719,025
Lehman Brothers Holdings, Inc.	94,936	6,212,612
Merrill Lynch & Co., Inc.	154,170	8,275,846
Morgan Stanley	189,999	10,090,847
NYSE Euronext	47,500	4,169,075
SLM Corp.	92,831	1,869,616
T. Rowe Price Group, Inc.	47,726	2,905,559
		151,336,911
Electric — 3.3%
AES Corp.(a)	120,353	2,574,351
Allegheny Energy, Inc.	31,300	1,990,993
Ameren Corp.	37,042	2,008,047
American Electric Power Co., Inc.	71,408	3,324,756
CenterPoint Energy, Inc.	57,422	983,639
CMS Energy Corp.	35,854	623,143
Consolidated Edison, Inc.	51,174	2,499,850
Constellation Energy Group, Inc.	32,264	3,308,028
Dominion Resources, Inc.	104,144	4,941,633
DTE Energy Co.	29,852	1,312,294
Duke Energy Corp.	225,468	4,547,690
Dynegy, Inc. Cl. A(a)	86,307	616,232
Edison International	58,587	3,126,788
Entergy Corp.	35,006	4,183,917
Exelon Corp.	118,748	9,694,587
FirstEnergy Corp.	54,887	3,970,526
FPL Group, Inc.	72,830	4,928,406
Integrys Energy Group, Inc.	16,000	827,040
Pepco Holdings, Inc.	35,700	1,047,081
PG&E Corp.	63,681	2,744,014
Pinnacle West Capital Corp.	15,950	676,439
PPL Corp.	67,010	3,490,551
Progress Energy, Inc.	45,321	2,194,896
Public Service Enterprise Group, Inc.	46,982	4,615,512

	Number of Shares	Market Value
Southern Co.	135,346	$5,244,657
Teco Energy, Inc.(b)	34,600	595,466
Xcel Energy, Inc.	75,287	1,699,228
		77,769,764
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	143,308	8,119,831
Molex, Inc.	28,347	773,873
		8,893,704
Electronics — 0.6%
Agilent Technologies, Inc.(a)	71,305	2,619,746
Applera Corp. - Applied Biosystems Group	30,268	1,026,691
Jabil Circuit, Inc.	36,100	551,247
PerkinElmer, Inc.	20,474	532,733
Thermo Fisher Scientific, Inc.(a)	76,275	4,399,542
Tyco Electronics Ltd.	88,938	3,302,268
Waters Corp.(a)	18,100	1,431,167
		13,863,394
Engineering & Construction — 0.2%
Fluor Corp.	15,835	2,307,476
Jacobs Engineering Group, Inc.(a)	21,600	2,065,176
		4,372,652
Entertainment — 0.1%
International Game Technology	58,256	2,559,186
Environmental Controls — 0.2%
Allied Waste Industries, Inc.(a)	57,834	637,331
Waste Management, Inc.	94,397	3,083,950
		3,721,281
Foods — 1.7%
Campbell Soup Co.	38,746	1,384,395
ConAgra Foods, Inc.	87,669	2,085,645
Dean Foods Co.	23,100	597,366
General Mills, Inc.	59,451	3,388,707
Heinz (H. J.) Co.	57,122	2,666,455
The Hershey Co.	30,384	1,197,130
Kellogg Co.	47,316	2,480,778
Kraft Foods, Inc. Cl. A	282,152	9,206,620
The Kroger Co.	126,375	3,375,476
McCormick & Co., Inc.	21,700	822,647
Safeway, Inc.	78,577	2,688,119
Sara Lee Corp.	129,636	2,081,954
SuperValu, Inc.	36,641	1,374,770
Sysco Corp.	109,178	3,407,445
Tyson Foods, Inc. Cl. A	47,400	726,642

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Whole Foods Market, Inc.(b)	25,000	$1,020,000
Wrigley (Wm.) Jr. Co.	40,355	2,362,785
		40,866,934
Forest Products & Paper — 0.3%
International Paper Co.	76,888	2,489,633
MeadWestvaco Corp.	30,750	962,475
Plum Creek Timber Co., Inc.(b)	29,500	1,358,180
Weyerhaeuser Co.	37,664	2,777,343
		7,587,631
Gas — 0.2%
Nicor, Inc.(b)	10,482	443,913
NiSource, Inc.	52,585	993,331
Sempra Energy	47,761	2,955,451
		4,392,695
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	11,750	818,387
Snap-on, Inc.	9,103	439,129
The Stanley Works	13,555	657,146
		1,914,662
Health Care – Products — 3.1%
Bard (C.R.), Inc.	17,778	1,685,354
Baxter International, Inc.	115,326	6,694,674
Becton, Dickinson & Co.	43,846	3,664,649
Boston Scientific Corp.(a)	238,740	2,776,546
Covidien Ltd.	88,938	3,939,064
Johnson & Johnson	515,100	34,357,170
Medtronic, Inc.(b)	202,914	10,200,487
Patterson Cos., Inc.(a)	23,900	811,405
St. Jude Medical, Inc.(a)	61,392	2,494,971
Stryker Corp.	43,302	3,235,525
Varian Medical Systems, Inc.(a)	22,700	1,184,032
Zimmer Holdings, Inc.(a)	43,178	2,856,225
		73,900,102
Health Care – Services — 1.5%
Aetna, Inc.	90,096	5,201,242
Coventry Health Care, Inc.(a)	27,490	1,628,782
Humana, Inc.(a)	30,196	2,274,061
Laboratory Corp. of America Holdings(a)	20,700	1,563,471
Quest Diagnostics, Inc.	29,370	1,553,673
Tenet Healthcare Corp.(a) (b)	84,828	430,926
UnitedHealth Group, Inc.	232,596	13,537,087
WellPoint, Inc.(a)	102,240	8,969,515
		35,158,757

	Number of Shares	Market Value
Holding Company – Diversified — 0.1%
Leucadia National Corp.(b)	29,500	$1,389,450
Home Builders — 0.1%
Centex Corp.(b)	21,810	550,921
D.R. Horton, Inc.(b)	48,900	644,013
KB Home(b)	14,170	306,072
Lennar Corp. Cl. A(b)	24,000	429,360
Pulte Homes, Inc.	35,792	377,248
		2,307,614
Home Furnishing — 0.1%
Harman International Industries, Inc.	10,800	796,068
Whirlpool Corp.	13,695	1,117,923
		1,913,991
Household Products — 0.4%
Avery Dennison Corp.	17,698	940,472
The Clorox Co.	25,715	1,675,847
Fortune Brands, Inc.	26,780	1,937,801
Kimberly-Clark Corp.	76,681	5,317,061
		9,871,181
Housewares — 0.1%
Newell Rubbermaid, Inc.	48,171	1,246,665
Insurance — 4.4%
ACE Ltd.	58,900	3,638,842
AFLAC, Inc.	89,538	5,607,765
Allstate Corp.	102,715	5,364,804
Ambac Financial Group, Inc.(b)	18,300	471,591
American International Group, Inc.	456,508	26,614,416
Aon Corp.	52,352	2,496,667
Assurant, Inc.	17,400	1,164,060
Chubb Corp.	69,018	3,767,002
Cigna Corp.	50,564	2,716,804
Cincinnati Financial Corp.	29,585	1,169,791
Genworth Financial, Inc. Cl. A	78,800	2,005,460
The Hartford Financial Services Group, Inc.	56,834	4,955,356
Lincoln National Corp.	48,703	2,835,489
Loews Corp.	79,944	4,024,381
Marsh & McLennan Cos., Inc.	97,552	2,582,201
MBIA, Inc.(b)	22,811	424,969
Metlife, Inc.	132,900	8,189,298
MGIC Investment Corp.(b)	14,787	331,672
Principal Financial Group, Inc.(b)	47,000	3,235,480
Progressive Corp.	125,648	2,407,416

	Number of Shares	Market Value
Prudential Financial, Inc.	82,100	$7,638,584
Safeco Corp.	17,025	947,952
Torchmark Corp.	18,026	1,091,114
St. Paul Travelers Companies	116,059	6,243,974
Unum Group	66,725	1,587,388
XL Capital Ltd. Cl. A	32,100	1,614,951
		103,127,427
Internet — 2.3%
Akamai Technologies, Inc.(a)	29,800	1,031,080
Amazon.com, Inc.(a)	55,694	5,159,492
eBay, Inc.(a)	204,100	6,774,079
Expedia, Inc.(a)	37,948	1,199,916
Google, Inc. Cl. A(a)	41,764	28,878,971
IAC/InterActiveCorp(a)	33,200	893,744
Symantec Corp.(a)	156,082	2,519,163
VeriSign, Inc.(a)	40,900	1,538,249
Yahoo!, Inc.(a)	242,320	5,636,363
		53,631,057
Investment Companies — 0.0%
American Capital Strategies Ltd.(b)	33,600	1,107,456
Iron & Steel — 0.3%
Allegheny Technologies, Inc.	18,347	1,585,181
Nucor Corp.	51,800	3,067,596
United States Steel Corp.	21,256	2,570,063
		7,222,840
Leisure Time — 0.3%
Brunswick Corp.	16,555	282,263
Carnival Corp.	78,368	3,486,592
Harley-Davidson, Inc.	45,236	2,112,974
		5,881,829
Lodging — 0.3%
Harrah's Entertainment, Inc.	34,516	3,063,295
Marriott International, Inc. Cl. A	57,546	1,966,922
Starwood Hotels & Resorts Worldwide, Inc.	35,827	1,577,463
Wyndham Worldwide Corp.	31,988	753,637
		7,361,317
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	114,432	8,303,186
Terex Corp.(a)	19,200	1,258,944
		9,562,130

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Machinery – Diversified — 0.6%
Cummins, Inc.(b)	18,346	$2,336,730
Deere & Co.	80,626	7,507,893
The Manitowoc Co., Inc.	24,400	1,191,452
Rockwell Automation, Inc.	28,032	1,933,087
		12,969,162
Manufacturing — 5.0%
3M Co.	128,098	10,801,223
Cooper Industries Ltd. Cl. A	31,830	1,683,170
Danaher Corp.	44,100	3,869,334
Dover Corp.	35,459	1,634,305
Eastman Kodak Co.(b)	54,247	1,186,382
Eaton Corp.	26,256	2,545,519
General Electric Co.	1,819,075	67,433,110
Honeywell International, Inc.	135,910	8,367,979
Illinois Tool Works, Inc.	74,366	3,981,556
Ingersoll-Rand Co. Ltd. Cl. A	51,572	2,396,551
ITT Corp.	31,810	2,100,732
Leggett & Platt, Inc.	30,747	536,228
Pall Corp.	20,718	835,350
Parker Hannifin Corp.	30,247	2,277,902
Textron, Inc.	44,910	3,202,083
Tyco International Ltd.	88,938	3,526,392
		116,377,816
Media — 2.6%
CBS Corp. Cl. B	123,409	3,362,895
Clear Channel Communications, Inc.	89,721	3,097,169
Comcast Corp. Cl. A(a)	552,994	10,097,670
The DIRECTV Group, Inc.(a)	129,300	2,989,416
Gannett Co., Inc.	41,271	1,609,569
The McGraw-Hill Companies, Inc.	59,188	2,593,026
Meredith Corp.	5,689	312,781
New York Times Co. Cl. A(b)	29,500	517,135
News Corp., Inc. Cl. A	414,200	8,486,958
The Scripps (E.W.) Co. Cl. A(b)	14,400	648,144
Time Warner, Inc.	656,894	10,845,320
Viacom, Inc. Cl. B(a)	120,809	5,305,931
The Walt Disney Co.	347,284	11,210,327
Washington Post Co. Cl. B	1,000	791,430
		61,867,771
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	24,800	3,439,760

	Number of Shares	Market Value
Mining — 0.8%
Alcoa, Inc.	152,666	$5,579,942
Freeport-McMoran Copper & Gold, Inc.	68,320	6,998,701
Newmont Mining Corp.	81,097	3,959,966
Titanium Metals Corp.(b)	16,200	428,490
Vulcan Materials Co.	18,678	1,477,243
		18,444,342
Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	39,055	1,485,652
Xerox Corp.(b)	166,377	2,693,644
		4,179,296
Oil & Gas — 10.1%
Anadarko Petroleum Corp.	83,008	5,452,796
Apache Corp.	59,356	6,383,144
Chesapeake Energy Corp.	79,200	3,104,640
Chevron Corp.	381,416	35,597,555
ConocoPhillips	287,918	25,423,159
Devon Energy Corp.	79,800	7,095,018
ENSCO International, Inc.(b)	26,100	1,556,082
EOG Resources, Inc.	43,700	3,900,225
Exxon Mobil Corp.	984,898	92,275,094
Hess Corp.	49,780	5,020,811
Marathon Oil Corp.	128,014	7,790,932
Murphy Oil Corp.	33,800	2,867,592
Nabors Industries Ltd.(a)	50,638	1,386,975
Noble Corp.	48,300	2,729,433
Noble Energy, Inc.	30,800	2,449,216
Occidental Petroleum Corp.	150,502	11,587,149
Range Resources Corp.	20,200	1,037,472
Rowan Companies, Inc.	19,866	783,912
Sunoco, Inc.	21,112	1,529,353
Tesoro Corp.	24,600	1,173,420
Transocean, Inc.	56,999	8,159,407
Valero Energy Corp.	99,100	6,939,973
XTO Energy, Inc.	86,332	4,434,012
		238,677,370
Oil & Gas Services — 1.9%
Baker Hughes, Inc.	57,183	4,637,541
BJ Services Co.	52,500	1,273,650
Halliburton Co.	158,568	6,011,313
National Oilwell Varco, Inc.(a)	64,100	4,708,786
Schlumberger Ltd.	214,210	21,071,838
Smith International, Inc.	36,000	2,658,600
Weatherford International Ltd.(a)	60,300	4,136,580
		44,498,308

	Number of Shares	Market Value
Packaging & Containers — 0.1%
Ball Corp.	17,608	$792,360
Bemis Co., Inc.	15,988	437,751
Pactiv Corp.(a)	23,598	628,415
Sealed Air Corp.	27,896	645,513
		2,504,039
Pharmaceuticals — 5.7%
Abbott Laboratories	276,537	15,527,553
Allergan, Inc.	55,258	3,549,774
AmerisourceBergen Corp.	30,232	1,356,510
Barr Pharmaceuticals, Inc.(a)	19,100	1,014,210
Bristol-Myers Squibb Co.	353,884	9,385,004
Cardinal Health, Inc.	65,279	3,769,862
Eli Lilly & Co.	176,595	9,428,407
Express Scripts, Inc.(a)	45,400	3,314,200
Forest Laboratories, Inc.(a)	56,100	2,044,845
Gilead Sciences, Inc.(a)	165,776	7,627,354
Hospira, Inc.(a)	26,993	1,150,982
King Pharmaceuticals, Inc.(a)	45,348	464,364
Medco Health Solutions, Inc.(a)	48,141	4,881,497
Merck & Co., Inc.	390,362	22,683,936
Mylan, Inc.(b)	50,700	712,842
Pfizer, Inc.	1,229,321	27,942,466
Schering-Plough Corp.	289,786	7,719,899
Watson Pharmaceutical, Inc.(a)	18,671	506,731
Wyeth	240,604	10,632,291
		133,712,727
Pipelines — 0.5%
El Paso Corp.	124,335	2,143,535
Questar Corp.	30,100	1,628,410
Spectra Energy Corp.	112,734	2,910,792
The Williams Cos., Inc.	108,091	3,867,496
		10,550,233
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Cl. A(a) (b)	35,500	765,025
Real Estate Investment Trusts (REITS) — 0.9%
Apartment Investment & Management Co. Cl. A(b)	18,000	625,140
AvalonBay Communities, Inc.	14,300	1,346,202
Boston Properties, Inc.(b)	21,400	1,964,734
Developers Diversified Realty Corp. REIT	22,500	861,525
Equity Residential REIT	48,800	1,779,736

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
General Growth Properties, Inc. REIT(b)	43,900	$1,807,802
Host Hotels & Resorts, Inc. REIT(b)	92,200	1,571,088
Kimco Realty Corp.(b)	44,600	1,623,440
ProLogis	46,300	2,934,494
Public Storage	22,604	1,659,360
Simon Property Group, Inc. REIT	40,200	3,491,772
Vornado Realty Trust	24,100	2,119,595
		21,784,888
Retail — 5.0%
Abercrombie & Fitch Co. Cl. A	15,600	1,247,532
AutoNation, Inc.(a)	24,668	386,301
AutoZone, Inc.(a)	7,936	951,606
Bed Bath & Beyond, Inc.(a)	48,896	1,437,053
Best Buy Co., Inc.	63,211	3,328,059
Big Lots, Inc.(a) (b)	16,296	260,573
Circuit City Stores, Inc.(b)	25,659	107,768
Coach, Inc.(a)	66,800	2,042,744
Costco Wholesale Corp.	78,389	5,468,417
CVS Caremark Corp.	265,032	10,535,022
Darden Restaurants, Inc.	28,528	790,511
Dillards, Inc. Cl. A(b)	11,365	213,435
Family Dollar Stores, Inc.(b)	25,924	498,519
Gamestop Corp. Cl. A(a)	29,300	1,819,823
The Gap, Inc.	83,803	1,783,328
The Home Depot, Inc.	302,106	8,138,736
J.C. Penney Co., Inc.	40,061	1,762,283
Jones Apparel Group, Inc.	15,289	244,471
Kohl's Corp.(a)	56,476	2,586,601
Limited Brands, Inc.	55,959	1,059,304
Liz Claiborne, Inc.(b)	17,292	351,892
Lowe's Companies, Inc.	263,200	5,953,584
Macy's, Inc.	78,062	2,019,464
McDonald's Corp.	213,260	12,563,147
Nordstrom, Inc.	33,776	1,240,592
Office Depot, Inc.(a)	49,859	693,539
OfficeMax, Inc.	13,101	270,667
Polo Ralph Lauren Corp.	10,700	661,153
RadioShack Corp.(b)	26,230	442,238
Sears Holdings Corp.(a) (b)	13,098	1,336,651
Staples, Inc.	127,284	2,936,442
Starbucks Corp.(a)	134,196	2,746,992
Target Corp.	149,510	7,475,500
Tiffany & Co.	24,156	1,111,901
The TJX Cos., Inc.	78,660	2,259,902

	Number of Shares	Market Value
Walgreen Co.	177,780	$6,769,862
Wal-Mart Stores, Inc.	425,273	20,213,226
Wendy's International, Inc.	17,901	462,562
Yum! Brands, Inc.	93,640	3,583,603
		117,755,003
Savings & Loans — 0.2%
Hudson City Bancorp, Inc.	101,300	1,521,526
Sovereign Bancorp, Inc.(b)	64,339	733,465
Washington Mutual, Inc.(b)	159,399	2,169,420
		4,424,411
Semiconductors — 2.7%
Advanced Micro Devices, Inc.(a) (b)	103,542	776,565
Altera Corp.	60,504	1,168,937
Analog Devices, Inc.	54,625	1,731,612
Applied Materials, Inc.	246,652	4,380,540
Broadcom Corp. Cl. A(a)	84,000	2,195,760
Intel Corp.	1,049,132	27,969,859
KLA-Tencor Corp.	32,828	1,580,996
Linear Technology Corp.(b)	39,949	1,271,577
LSI Corp.(a)	128,942	684,682
MEMC Electronic Materials, Inc.(a)	40,700	3,601,543
Microchip Technology, Inc.	38,500	1,209,670
Micron Technology, Inc.(a)	138,980	1,007,605
National Semiconductor Corp.	43,124	976,327
Novellus Systems, Inc.(a)	20,931	577,068
Nvidia Corp.(a)	98,800	3,361,176
QLogic Corp.(a)	24,600	349,320
Teradyne, Inc.(a)	31,006	320,602
Texas Instruments, Inc.	251,669	8,405,745
Xilinx, Inc.	53,268	1,164,971
		62,734,555
Software — 4.1%
Adobe Systems, Inc.(a)	104,544	4,467,165
Autodesk, Inc.(a)	41,412	2,060,661
Automatic Data Processing, Inc.	95,908	4,270,783
BMC Software, Inc.(a)	35,631	1,269,889
CA, Inc.	69,487	1,733,701
Citrix Systems, Inc.(a)	33,927	1,289,565
Compuware Corp.(a)	51,637	458,537
Electronic Arts, Inc.(a)	56,000	3,270,960

	Number of Shares	Market Value
Fidelity National Information Services, Inc.	29,800	$1,239,382
Fiserv, Inc.(a)	29,601	1,642,559
IMS Health, Inc.	34,925	804,672
Intuit, Inc.(a)	59,900	1,893,439
Microsoft Corp.	1,445,540	51,461,224
Novell, Inc.(a)	63,682	437,495
Oracle Corp.(a)	713,328	16,106,946
Paychex, Inc.	61,206	2,216,881
Total System Services, Inc.	27,583	772,324
		95,396,183
Telecommunications — 6.1%
American Tower Corp. Cl. A(a) (b)	74,000	3,152,400
AT&T, Inc.	1,094,375	45,482,225
CenturyTel, Inc.	19,848	822,898
Ciena Corp.(a) (b)	16,728	570,592
Cisco Systems, Inc.(a)	1,089,887	29,503,241
Citizens Communications Co.	59,000	751,070
Corning, Inc.	281,461	6,752,249
Embarq Corp.	26,605	1,317,746
JDS Uniphase Corp.(a) (b)	38,147	507,355
Juniper Networks, Inc.(a)	95,100	3,157,320
Motorola, Inc.	414,202	6,643,800
Qualcomm, Inc.	297,418	11,703,398
Qwest Communications International, Inc.(a) (b)	282,621	1,981,173
Sprint Nextel Corp.	509,313	6,687,280
Tellabs, Inc.(a)	85,323	558,012
Verizon Communications, Inc.	521,463	22,782,718
Windstream Corp.	85,863	1,117,936
		143,491,413
Textiles — 0.0%
Cintas Corp.	23,900	803,518
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	27,704	708,668
Mattel, Inc.	69,152	1,316,654
		2,025,322
Transportation — 1.7%
Burlington Northern Santa Fe Corp.	53,756	4,474,112
C.H. Robinson Worldwide, Inc.	31,500	1,704,780
CSX Corp.	78,072	3,433,607
Expeditors International of Washington, Inc.	38,300	1,711,244

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
FedEx Corp.	55,212	$4,923,254
Norfolk Southern Corp.	70,877	3,575,036
Ryder System, Inc.(b)	10,705	503,242
Union Pacific Corp.	47,238	5,934,038
United Parcel Service, Inc. Cl. B	187,800	13,281,216
		39,540,529
TOTAL EQUITIES (Cost $1,843,739,281)		2,315,368,848
	Principal Amount
SHORT-TERM INVESTMENTS — 4.4%
Cash Equivalents — 2.9%(f)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,626,656	1,626,656
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,626,656	1,626,656
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	975,994	975,994
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	1,301,325	1,301,325
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	1,301,325	1,301,325
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	813,328	813,328
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	813,328	813,328
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	2,277,319	2,277,319
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	1,301,325	1,301,325
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	975,994	975,994
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	813,328	813,328
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	975,994	975,994

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	$975,994	$975,994
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	975,994	975,994
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	975,994	975,994
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	1,301,325	1,301,325
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,626,656	1,626,656
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	6,913,289	6,913,289
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	1,301,325	1,301,325
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	975,994	975,994
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	813,328	813,328
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	1,463,991	1,463,991
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	487,997	487,997
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,626,656	1,626,656
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,626,656	1,626,656
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	1,626,656	1,626,656
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	975,994	975,994
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	975,994	975,994

	Principal Amount	Market Value
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	$1,138,659	$1,138,659
Reserve Primary Money Market Fund(c)	3,865,751	3,865,751
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,626,656	1,626,656
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	813,328	813,328
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	813,328	813,328
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	1,301,325	1,301,325
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	1,138,659	1,138,659
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	1,138,659	1,138,659
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	9,578,354	9,578,354
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,626,656	1,626,656
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	650,662	650,662
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,626,656	1,626,656
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,626,656	1,626,656
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	813,328	813,328
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	1,138,659	1,138,659
		68,343,751

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreements — 1.3%
State Street Bank & Trust Co.Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$31,017,424	$31,017,424
U.S. Government Agencies — 0.2%
U.S. Treasury Bill(d) 4.650% 01/17/2008	3,185,000	3,178,418
TOTAL SHORT-TERM INVESTMENTS (Cost $102,539,593)		102,539,593
TOTAL INVESTMENTS — 102.8% (Cost $1,946,278,874)(g)		2,417,908,441
Other Assets/ (Liabilities) — (2.8%)		(65,627,137)
NET ASSETS — 100.0%		$2,352,281,304

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Maturity value of $31,021,817. Collateralized by U.S. Government Agency obligations with rates ranging from 5.215% to 5.378%, maturity dates ranging from 12/15/2035 to 12/25/2035, and an aggregate market value, including accrued interest, of $31,639,288.

(f)  Represents investments of security lending collateral. (Note 2).

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 94.4%
COMMON STOCK — 94.4%
Aerospace & Defense — 2.0%
United Technologies Corp.	13,900	$1,068,493
Auto Manufacturers — 1.5%
Ford Motor Co.(a) (b)	118,100	791,270
Banks — 1.7%
Bank of America Corp.	22,400	920,640
Beverages — 7.5%
The Coca-Cola Co.	24,200	1,506,934
Diageo PLC Sponsored ADR (United Kingdom)	11,600	1,000,036
PepsiCo, Inc.	20,313	1,564,711
		4,071,681
Biotechnology — 1.9%
Genentech, Inc.(a)	15,500	1,046,405
Building Materials — 0.7%
USG Corp.(a) (b)	10,917	397,597
Chemicals — 2.0%
PPG Industries, Inc.	15,600	1,098,708
Computers — 8.7%
Apple, Inc.(a)	6,000	1,198,980
Dell, Inc.(a)	55,600	1,387,220
EMC Corp.(a)	46,500	857,460
Network Appliance, Inc.(a) (b)	32,900	833,028
Seagate Technology	16,185	418,382
		4,695,070
Cosmetics & Personal Care — 3.5%
The Estee Lauder Cos., Inc. Cl. A	5,596	245,161
The Procter & Gamble Co.	22,400	1,663,200
		1,908,361
Diversified Financial — 5.6%
The Blackstone Group LP(b)	30,100	660,394
The Charles Schwab Corp.	51,100	1,283,632
Citigroup, Inc.	10,600	310,474
Fannie Mae	20,100	770,634
		3,025,134
Electric — 3.8%
Duke Energy Corp.	27,000	548,640
Exelon Corp.	18,500	1,531,060
		2,079,700

	Number of Shares	Market Value
Health Care – Products — 6.2%
Johnson & Johnson	25,100	$1,691,238
Medtronic, Inc.	22,000	1,104,840
Zimmer Holdings, Inc.(a)	8,800	584,760
		3,380,838
Home Builders — 0.6%
Toll Brothers, Inc.(a) (b)	16,400	328,984
Insurance — 1.6%
American International Group, Inc.	14,600	845,924
Internet — 3.8%
Google, Inc. Cl. A(a)	2,300	1,615,819
Yahoo!, Inc.(a)	18,824	441,423
		2,057,242
Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	6,900	504,804
Manufacturing — 2.2%
3M Co.	14,000	1,191,260
Media — 1.3%
Viacom, Inc. Cl. B(a)	16,500	723,690
Mining — 3.0%
Newmont Mining Corp.	37,500	1,605,499
Oil & Gas — 3.1%
Chesapeake Energy Corp.	25,900	1,023,827
Transocean, Inc.(b)	4,546	663,807
		1,687,634
Oil & Gas Services — 9.4%
BJ Services Co.	22,800	548,340
Halliburton Co.	52,200	1,984,644
Schlumberger Ltd.	26,199	2,588,461
		5,121,445
Pharmaceuticals — 8.1%
Gilead Sciences, Inc.(a)	13,500	625,455
Merck & Co., Inc.	25,900	1,520,589
Pfizer, Inc.	37,900	867,910
Schering-Plough Corp.	35,500	956,370
Wyeth	9,990	441,258
		4,411,582
Retail — 4.3%
CVS Caremark Corp.	29,800	1,192,000
Kohl's Corp.(a)	21,473	970,794
Tiffany & Co.	3,468	159,944
		2,322,738

	Number of Shares	Market Value
Semiconductors — 7.9%
Intel Corp.	51,000	$1,364,760
Maxim Integrated Products, Inc.	30,444	791,544
STMicroelectronics NV NY Shares	58,600	843,254
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	131,500	1,301,850
		4,301,408
Software — 1.9%
Microsoft Corp.	27,700	1,000,524
Transportation — 1.2%
United Parcel Service, Inc. Cl. B	8,900	636,884
TOTAL EQUITIES (Cost $50,198,303)		51,223,515
	Principal Amount
SHORT-TERM INVESTMENTS — 12.5%
Cash Equivalents — 6.9%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$88,621	88,621
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	88,621	88,621
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	53,173	53,173
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	70,897	70,897
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	70,897	70,897
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	44,311	44,311
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	44,311	44,311

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	$124,070	$124,070
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	70,897	70,897
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	53,173	53,173
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	44,311	44,311
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	53,173	53,173
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	53,173	53,173
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	53,173	53,173
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	53,173	53,173
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	70,897	70,897
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	88,621	88,621
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	376,641	376,641
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	70,897	70,897
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	53,173	53,173
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	44,311	44,311
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	79,759	79,759
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	26,586	26,586
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	88,621	88,621
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	88,621	88,621

	Principal Amount	Market Value
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	$88,621	$88,621
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	53,173	53,173
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	53,173	53,173
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	62,035	62,035
Reserve Primary Money Market Fund(c)	210,609	210,609
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	88,621	88,621
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	44,311	44,311
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	44,311	44,311
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	70,897	70,897
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	62,035	62,035
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	62,035	62,035
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	521,835	521,835
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	88,621	88,621
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	35,449	35,449
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	88,621	88,621
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	88,621	88,621

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	$44,311	$44,311
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	62,035	62,035
		3,723,415
Repurchase Agreements — 5.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	3,070,754	3,070,754
TOTAL SHORT-TERM INVESTMENTS (Cost $6,794,169)		6,794,169
TOTAL INVESTMENTS — 106.9% (Cost $56,992,472)(f)		58,017,684
Other Assets/ (Liabilities) — (6.9%)		(3,763,737)
NET ASSETS — 100.0%		$54,253,947

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $3,071,189. Collateralized by a U.S. Government Agency obligation with a rate of 5.215%, maturity date of 12/25/2035, and an aggregate market value, including accrued interest, of $3,133,962.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.4%
COMMON STOCK — 99.4%
Advertising — 0.5%
Omnicom Group, Inc.	98,400	$4,676,952
Aerospace & Defense — 2.6%
General Dynamics Corp.	130,200	11,586,498
Lockheed Martin Corp.	10,100	1,063,126
Rockwell Collins, Inc.	51,400	3,699,258
United Technologies Corp.	67,300	5,151,142
		21,500,024
Auto Manufacturers — 0.1%
Paccar, Inc.	11,000	599,280
Banks — 3.8%
The Bank of New York Mellon Corp.	131,300	6,402,188
Northern Trust Corp.	101,400	7,765,212
State Street Corp.	220,200	17,880,240
		32,047,640
Beverages — 0.5%
PepsiCo, Inc.	54,500	4,136,550
Biotechnology — 1.6%
Celgene Corp.(a)	98,400	4,547,064
Genentech, Inc.(a)	134,300	9,007,501
		13,554,565
Chemicals — 1.6%
Monsanto Co.	110,400	12,330,576
Praxair, Inc.	14,300	1,268,553
		13,599,129
Commercial Services — 1.7%
Accenture Ltd. Cl. A	129,000	4,647,870
Apollo Group, Inc. Cl. A(a)	25,300	1,774,795
Fastenal Co.(b)	4,500	181,890
McKesson Corp.	65,100	4,264,701
Monster Worldwide, Inc.(a)	104,500	3,385,800
		14,255,056
Computers — 4.9%
Apple, Inc.(a)	107,000	21,194,560
Dell, Inc.(a)	277,300	6,796,623
EMC Corp.(a)	411,700	7,628,801
Hewlett-Packard Co.	103,000	5,199,440
Network Appliance, Inc.(a)	19,500	486,720
		41,306,144

	Number of Shares	Market Value
Cosmetics & Personal Care — 1.2%
The Procter & Gamble Co.	139,700	$10,256,774
Diversified Financial — 8.2%
American Express Co.	185,800	9,665,316
Ameriprise Financial, Inc.	97,400	5,367,714
BlackRock, Inc.	6,500	1,409,200
The Charles Schwab Corp.	330,200	8,436,610
CME Group, Inc.	10,000	6,860,000
Franklin Resources, Inc.	93,200	10,664,876
The Goldman Sachs Group, Inc.	51,300	11,032,065
IntercontinentalExchange, Inc.(a)	700	134,750
Merrill Lynch & Co., Inc.	56,200	3,016,816
Morgan Stanley(b)	111,400	5,916,454
UBS AG Registered CHF	130,900	6,119,458
		68,623,259
Electronics — 0.2%
Thermo Fisher Scientific, Inc.(a)	29,900	1,724,632
Engineering & Construction — 1.7%
Foster Wheeler Ltd.(a)	59,500	9,223,690
McDermott International, Inc.(a)	84,400	4,982,132
		14,205,822
Entertainment — 0.4%
International Game Technology	71,300	3,132,209
Foods — 0.3%
Sysco Corp.	87,200	2,721,512
Health Care – Products — 3.7%
Alcon, Inc.	34,900	4,992,096
Baxter International, Inc.	51,500	2,989,575
Medtronic, Inc.	164,100	8,249,307
St. Jude Medical, Inc.(a)	154,800	6,291,072
Stryker Corp.	111,800	8,353,696
		30,875,746
Health Care – Services — 4.3%
Aetna, Inc.	180,500	10,420,265
Humana, Inc.(a)	58,400	4,398,104
Laboratory Corp. of America Holdings(a)	84,700	6,397,391
UnitedHealth Group, Inc.	77,200	4,493,040
WellPoint, Inc.(a)	117,600	10,317,048
		36,025,848

	Number of Shares	Market Value
Insurance — 1.8%
American International Group, Inc.	79,700	$4,646,510
Cigna Corp.	12,000	644,760
The Hartford Financial Services Group, Inc.	19,900	1,735,081
Prudential Financial, Inc.	84,100	7,824,664
		14,851,015
Internet — 6.7%
Amazon.com, Inc.(a)	182,700	16,925,328
eBay, Inc.(a)	188,400	6,252,996
Google, Inc. Cl. A(a)	38,900	26,898,572
McAfee, Inc.(a)	28,000	1,050,000
VeriSign, Inc.(a)	112,000	4,212,320
Yahoo!, Inc.(a)	19,500	453,570
		55,792,786
Lodging — 1.9%
Las Vegas Sands Corp.(a) (b)	35,400	3,647,970
Marriott International, Inc. Cl. A	139,000	4,751,020
MGM Mirage(a)	50,300	4,226,206
Wynn Resorts Ltd.(b)	26,900	3,016,297
		15,641,493
Manufacturing — 6.0%
Danaher Corp.	232,800	20,425,872
General Electric Co.	704,500	26,115,815
Illinois Tool Works, Inc.	66,300	3,549,702
		50,091,389
Media — 1.9%
Discovery Holding Co. Cl. A(a)	62,900	1,581,306
The McGraw-Hill Companies, Inc.	84,800	3,715,088
Rogers Communications, Inc. Cl. B(b)	169,400	7,665,350
Shaw Communications, Inc. Cl. B(b)	70,100	1,659,968
Viacom, Inc. Cl. B(a)	27,800	1,220,976
		15,842,688
Mining — 1.2%
Freeport-McMoran Copper & Gold, Inc.	94,800	9,711,312

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Oil & Gas — 3.0%
EOG Resources, Inc.	7,500	$669,375
Exxon Mobil Corp.	103,700	9,715,653
Murphy Oil Corp.	95,700	8,119,188
Total SA Sponsored ADR (France)	79,000	6,525,400
		25,029,616
Oil & Gas Services — 5.4%
Baker Hughes, Inc.	110,200	8,937,220
Schlumberger Ltd.	221,500	21,788,955
Smith International, Inc.	199,100	14,703,535
		45,429,710
Pharmaceuticals — 7.2%
Allergan, Inc.	114,100	7,329,784
Cardinal Health, Inc.	50,300	2,904,825
Express Scripts, Inc.(a)	98,300	7,175,900
Gilead Sciences, Inc.(a)	287,900	13,246,279
Medco Health Solutions, Inc.(a)	65,500	6,641,700
Merck & Co., Inc.	155,500	9,036,105
Novartis AG CHF	7,000	383,891
Roche Holding AG CHF	34,334	5,953,517
Schering-Plough Corp.	182,600	4,864,464
Wyeth	59,100	2,611,629
		60,148,094
Retail — 5.9%
Bed Bath & Beyond, Inc.(a) (b)	101,200	2,974,268
Coach, Inc.(a)	139,800	4,275,084
Costco Wholesale Corp.	32,000	2,232,320
CVS Caremark Corp.	403,668	16,045,803
Kohl's Corp.(a)	187,400	8,582,920
McDonald's Corp.	46,500	2,739,315
Target Corp.	131,000	6,550,000
Wal-Mart Stores, Inc.	130,700	6,212,171
		49,611,881
Semiconductors — 3.7%
Analog Devices, Inc.	139,200	4,412,640
ASML Holding NV(a) (b)	16,300	510,027
Broadcom Corp. Cl. A(a)	72,800	1,902,992
Intel Corp.	281,600	7,507,456
Marvell Technology Group Ltd.(a)	406,600	5,684,268
Maxim Integrated Products, Inc.	118,000	3,124,640
Texas Instruments, Inc.	91,300	3,049,420
Xilinx, Inc.	240,600	5,261,922
		31,453,365

	Number of Shares	Market Value
Software — 7.7%
Adobe Systems, Inc.(a)	92,300	$3,943,979
Autodesk, Inc.(a)	108,700	5,408,912
Automatic Data Processing, Inc.	197,600	8,799,128
Electronic Arts, Inc.(a)	133,400	7,791,894
Fiserv, Inc.(a)	32,500	1,803,425
Intuit, Inc.(a)	114,100	3,606,701
MasterCard, Inc. Cl. A(b)	7,300	1,570,960
Microsoft Corp.	691,800	24,628,080
Oracle Corp.(a)	270,200	6,101,116
TomTom NV EUR(a)	9,000	677,064
		64,331,259
Telecommunications — 9.2%
America Movil SAB de CV Sponsored ADR (Mexico)	200,600	12,314,834
American Tower Corp. Cl. A(a)	249,700	10,637,220
AT&T, Inc.	153,100	6,362,836
Cisco Systems, Inc.(a)	510,200	13,811,114
Corning, Inc.	222,000	5,325,780
Juniper Networks, Inc.(a)	358,300	11,895,560
MetroPCS Communications, Inc.(a) (b)	70,700	1,375,115
Nokia Oyj Sponsored ADR (Finland)	259,800	9,973,722
Qualcomm, Inc.	130,700	5,143,045
		76,839,226
Toys, Games & Hobbies — 0.3%
Nintendo Co., Ltd. ADR (Japan)	36,500	2,691,875
Transportation — 0.2%
Expeditors International of Washington, Inc.	41,700	1,863,156
TOTAL EQUITIES (Cost $738,597,131)		832,570,007
RIGHTS — 0.0%
Computers
Seagate Technology(a) (c)	66,000	-
TOTAL RIGHTS (Cost $0)		-
TOTAL LONG TERM INVESTMENTS (Cost $738,597,131)		832,570,007

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 3.5%
Cash Equivalents — 3.0%(f)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$583,857	$583,857
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	583,857	583,857
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	350,314	350,314
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	467,086	467,086
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	467,086	467,086
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	291,929	291,929
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	291,929	291,929
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	817,400	817,400
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	467,086	467,086
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	350,314	350,314
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	291,929	291,929
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	350,314	350,314
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	350,314	350,314
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	350,314	350,314
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	350,314	350,314
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	467,086	467,086

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	$583,857	$583,857
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	2,481,394	2,481,394
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	467,086	467,086
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	350,314	350,314
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	291,929	291,929
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	525,472	525,472
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	175,157	175,157
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	583,857	583,857
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	583,858	583,858
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	583,857	583,857
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	350,314	350,314
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	350,315	350,315
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	408,701	408,701
Reserve Primary Money Market Fund(d)	1,387,538	1,387,538
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	583,858	583,858
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	291,930	291,930
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	291,930	291,930
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	467,087	467,087

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	$408,701	$408,701
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	408,701	408,701
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	3,437,969	3,437,969
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	583,857	583,857
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	233,543	233,543
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	583,857	583,857
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	583,857	583,857
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	291,929	291,929
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	408,700	408,700
		24,530,697
Repurchase Agreements — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	4,439,396	4,439,396
TOTAL SHORT-TERM INVESTMENTS (Cost $28,970,093)		28,970,093
TOTAL INVESTMENTS — 102.9% (Cost $767,567,224)(g)		861,540,100
Other Assets/ (Liabilities) — (2.9%)		(24,408,375)
NET ASSETS — 100.0%		$837,131,725

Notes to Portfolio of Investments

ADR - American Depository Receipt

CHF - Swiss Franc

EUR - Euro

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Principal amount represents shares owned of the fund.

(e)  Maturity value of $4,440,025. Collaterized by a U.S. Government Agency obligation with a rate of 4.579%, maturity date of 7/01/2035, and an aggregate market value, including accrued interest, of 4,528,608.

(f)  Represents investments of security lending collateral. (Note 2).

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.3%
COMMON STOCK — 98.3%
Advertising — 0.2%
Omnicom Group, Inc.	4,200	$199,626
Aerospace & Defense — 1.6%
General Dynamics Corp.	5,400	480,546
Lockheed Martin Corp.	7,050	742,083
Rockwell Collins, Inc.	1,900	136,743
United Technologies Corp.	2,600	199,004
		1,558,376
Agriculture — 1.2%
Altria Group, Inc.	9,900	748,241
Bunge Ltd.	3,700	430,717
		1,178,958
Auto Manufacturers — 0.0%
Paccar, Inc.	600	32,688
Banks — 1.8%
Bank of America Corp.	11,000	453,860
The Bank of New York Mellon Corp.	5,400	263,304
Northern Trust Corp.	4,200	321,636
State Street Corp.	8,900	722,680
		1,761,480
Beverages — 0.1%
PepsiCo, Inc.	2,100	159,390
Biotechnology — 1.0%
Celgene Corp.(a)	4,300	198,703
Genentech, Inc.(a)	5,600	375,592
Millennium Pharmaceuticals, Inc.(a)	13,800	206,724
Vertex Pharmaceuticals, Inc.(a)	8,800	204,424
		985,443
Chemicals — 0.9%
Monsanto Co.	4,400	491,436
The Mosaic Co.(a)	3,900	367,926
Praxair, Inc.	600	53,226
		912,588
Commercial Services — 3.6%
Accenture Ltd. Cl. A	14,800	533,244
Apollo Group, Inc. Cl. A(a)	5,700	399,855
ITT Educational Services, Inc.(a)	3,600	306,972
Manpower, Inc.	6,100	347,090
McKesson Corp.	12,700	831,977
Monster Worldwide, Inc.(a)	3,600	116,640
Quanta Services, Inc.(a)	40,250	1,056,160
		3,591,938

	Number of Shares	Market Value
Computers — 4.8%
Apple, Inc.(a)	8,500	$1,683,680
Dell, Inc.(a)	10,300	252,453
EMC Corp.(a)	14,500	268,685
Hewlett-Packard Co.	26,900	1,357,912
International Business Machines Corp.	9,300	1,005,330
Network Appliance, Inc.(a)	8,900	222,144
		4,790,204
Cosmetics & Personal Care — 0.4%
The Procter & Gamble Co.	5,700	418,494
Distribution & Wholesale — 0.2%
Ingram Micro, Inc. Cl. A(a)	10,900	196,636
Diversified Financial — 5.6%
American Express Co.	7,600	395,352
Ameriprise Financial, Inc.	3,800	209,418
BlackRock, Inc.	250	54,200
The Charles Schwab Corp.	13,600	347,480
CME Group, Inc.	360	246,960
Franklin Resources, Inc.	3,900	446,277
The Goldman Sachs Group, Inc.	6,200	1,333,310
IntercontinentalExchange, Inc.(a)	5,675	1,092,437
Merrill Lynch & Co., Inc.	2,100	112,728
Morgan Stanley	4,400	233,684
The NASDAQ Stock Market, Inc.(a)	20,100	994,749
UBS AG Registered	2,200	102,848
		5,569,443
Electric — 0.4%
Exelon Corp.	2,300	187,772
NRG Energy, Inc.(a)	4,100	177,694
		365,466
Electrical Components & Equipment — 1.2%
General Cable Corp.(a)	10,750	787,760
Vestas Wind Systems A/S DKK(a)	3,700	398,084
		1,185,844
Electronics — 1.2%
Avnet, Inc.(a)	9,700	339,209
Garmin Ltd.	1,740	168,780
Thermo Fisher Scientific, Inc.(a)	1,000	57,680
Thomas & Betts Corp.(a)	13,400	657,136
		1,222,805

	Number of Shares	Market Value
Engineering & Construction — 4.7%
Fluor Corp.	9,125	$1,329,695
Foster Wheeler Ltd.(a)	11,920	1,847,838
McDermott International, Inc.(a)	3,500	206,605
The Shaw Group, Inc.(a)	20,950	1,266,218
		4,650,356
Entertainment — 0.1%
International Game Technology	3,000	131,790
Foods — 1.8%
Cadbury Schweppes PLC Sponsored ADR (United Kingdom)	7,425	366,572
Kraft Foods, Inc. Cl. A	20,100	655,863
The Kroger Co.	24,700	659,737
Sysco Corp.	3,300	102,993
		1,785,165
Gas — 0.3%
UGI Corp.	11,900	324,275
Health Care – Products — 1.2%
Alcon, Inc.	1,400	200,256
Baxter International, Inc.	1,700	98,685
Medtronic, Inc.	6,800	341,836
St. Jude Medical, Inc.(a)	6,400	260,096
Stryker Corp.	3,900	291,408
		1,192,281
Health Care – Services — 3.4%
Aetna, Inc.	7,300	421,429
Coventry Health Care, Inc.(a)	7,600	450,300
Humana, Inc.(a)	2,400	180,744
Laboratory Corp. of America Holdings(a)	3,400	256,802
UnitedHealth Group, Inc.	17,500	1,018,500
WellPoint, Inc.(a)	11,700	1,026,441
		3,354,216
Household Products — 0.2%
Church & Dwight Co., Inc.	3,900	210,873
Housewares — 0.5%
Newell Rubbermaid, Inc.	17,800	460,664
Insurance — 2.2%
American International Group, Inc.	16,000	932,800
Cigna Corp.	700	37,611
Everest Re Group Ltd.	4,100	411,640

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
The Hartford Financial Services Group, Inc.	600	$52,314
HCC Insurance Holdings, Inc.	14,000	401,520
Prudential Financial, Inc.	3,500	325,640
		2,161,525
Internet — 10.7%
Amazon.com, Inc.(a)	29,100	2,695,824
eBay, Inc.(a)	61,250	2,032,887
Expedia, Inc.(a)	22,500	711,450
Google, Inc. Cl. A(a)	2,950	2,039,866
McAfee, Inc.(a)	1,500	56,250
Symantec Corp.(a)	12,100	195,294
VeriSign, Inc.(a)	4,500	169,245
Yahoo!, Inc.(a)	117,600	2,735,376
		10,636,192
Lodging — 0.5%
Las Vegas Sands Corp.(a)	1,400	144,270
Marriott International, Inc. Cl. A	3,200	109,376
MGM Mirage(a)	1,600	134,432
Wynn Resorts Ltd.	900	100,917
		488,995
Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	9,400	682,064
Machinery – Diversified — 0.3%
Cummins, Inc.	2,200	280,214
Manufacturing — 4.7%
Danaher Corp.	14,300	1,254,682
General Electric Co.	63,900	2,368,773
Honeywell International, Inc.	5,900	363,263
Illinois Tool Works, Inc.	2,600	139,204
Parker Hannifin Corp.	7,200	542,232
		4,668,154
Media — 2.6%
The DIRECTV
Group, Inc.(a)	6,000	138,720
Discovery Holding Co. Cl. A(a)	2,900	72,906
The McGraw-Hill Companies, Inc.	3,400	148,954
Rogers Communications, Inc. Cl. B	6,900	312,225
Shaw Communications, Inc. Cl. B	2,900	68,672
Viacom, Inc. Cl. B(a)	1,400	61,488
The Walt Disney Co.	13,650	440,622
XM Satellite Radio Holdings, Inc. Cl. A(a)	110,500	1,352,520
		2,596,107

	Number of Shares	Market Value
Metal Fabricate & Hardware — 0.7%
Precision Castparts Corp.	5,180	$718,466
Mining — 0.9%
Freeport-McMoran Copper & Gold, Inc.	7,500	768,300
Southern Copper Corp.	1,300	136,669
		904,969
Oil & Gas — 2.8%
ConocoPhillips	6,600	582,780
EOG Resources, Inc.	50	4,463
Exxon Mobil Corp.	7,690	720,476
Holly Corp.	3,600	183,204
Murphy Oil Corp.	3,700	313,908
Tesoro Corp.	3,000	143,100
Total SA Sponsored ADR (France)	3,200	264,320
Unit Corp.(a)	4,800	222,000
Valero Energy Corp.	5,600	392,168
		2,826,419
Oil & Gas Services — 2.6%
Baker Hughes, Inc.	4,500	364,950
Dresser-Rand Group, Inc.(a)	3,000	117,150
Halliburton Co.	16,600	629,306
Schlumberger Ltd.	9,150	900,086
Smith International, Inc.	8,100	598,185
		2,609,677
Packaging & Containers — 0.5%
Owens-Illinois, Inc.(a)	9,400	465,300
Pharmaceuticals — 5.1%
Abbott Laboratories	2,700	151,605
Allergan, Inc.	4,800	308,352
Amylin Pharmaceuticals, Inc.(a)	6,900	255,300
Bristol-Myers Squibb Co.	28,200	747,864
Cardinal Health, Inc.	2,300	132,825
Eli Lilly & Co.	8,100	432,459
Express Scripts, Inc.(a)	3,400	248,200
Gilead Sciences, Inc.(a)	19,400	892,594
Medco Health Solutions, Inc.(a)	2,700	273,780
Merck & Co., Inc.	5,700	331,227
Roche Holding AG	500	86,700
Schering-Plough Corp.	36,900	983,016
Wyeth	6,100	269,559
		5,113,481
Retail — 4.3%
Abercrombie & Fitch Co. Cl. A	6,500	519,805
Bed Bath & Beyond, Inc.(a)	3,700	108,743

	Number of Shares	Market Value
Coach, Inc.(a)	5,400	$165,132
Costco Wholesale Corp.	8,500	592,960
CVS Caremark Corp.	16,500	655,875
Dollar Tree Stores, Inc.(a)	9,600	248,832
Gamestop Corp. Cl. A(a)	3,000	186,330
The Gap, Inc.	8,400	178,752
Kohl's Corp.(a)	15,200	696,160
McDonald's Corp.	1,800	106,038
Target Corp.	5,000	250,000
Wal-Mart Stores, Inc.	12,400	589,372
		4,297,999
Semiconductors — 3.8%
Analog Devices, Inc.	5,500	174,350
Applied Materials, Inc.	5,000	88,800
ASML Holding NV(a)	1,300	40,677
Broadcom Corp. Cl. A(a)	2,700	70,578
Intel Corp.	11,900	317,254
Lam Research Corp.(a)	13,200	570,636
Marvell Technology Group Ltd.(a)	16,900	236,262
Maxim Integrated Products, Inc.	4,800	127,104
Nvidia Corp.(a)	15,500	527,310
Texas Instruments, Inc.	41,300	1,379,420
Xilinx, Inc.	10,100	220,887
		3,753,278
Software — 7.9%
Adobe Systems, Inc.(a)	3,800	162,375
Autodesk, Inc.(a)	15,100	751,376
Automatic Data Processing, Inc.	8,100	360,693
Electronic Arts, Inc.(a)	27,500	1,606,275
Fiserv, Inc.(a)	1,300	72,137
Intuit, Inc.(a)	4,200	132,762
MasterCard, Inc. Cl. A	250	53,800
Microsoft Corp.	72,800	2,591,680
Oracle Corp.(a)	61,100	1,379,638
Red Hat, Inc.(a)	34,900	727,316
		7,838,052
Telecommunications — 10.0%
America Movil SAB de CV Sponsored ADR (Mexico)	7,900	484,981
American Tower Corp. Cl. A(a)	9,900	421,740
AT&T, Inc.	16,000	664,960
Cisco Systems, Inc.(a)	52,850	1,430,650
CommScope, Inc.(a)	5,000	246,050
Corning, Inc.	9,400	225,506

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Juniper Networks, Inc.(a)	23,600	$783,520
MetroPCS Communications, Inc.(a)	2,200	42,790
Nokia Oyj Sponsored ADR (Finland)	70,850	2,719,932
Qualcomm, Inc.	73,900	2,907,965
		9,928,094
Toys, Games & Hobbies — 0.1%
Nintendo Co., Ltd.	100	60,547
Transportation — 0.8%
Expeditors International of Washington, Inc.	1,700	75,956
FedEx Corp.	8,600	766,862
		842,818
Water — 0.7%
Veolia Environment EUR	7,425	678,777
TOTAL EQUITIES (Cost $98,327,477)		97,790,127
MUTUAL FUND — 0.3%
Investment Companies
iShares Russell 1000 Growth Index Fund	5,700	347,187
TOTAL MUTUAL FUND (Cost $350,154)		347,187
TOTAL LONG TERM INVESTMENTS (Cost $98,677,631)		98,137,314
	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreements
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(b)	$2,572,002	2,572,002
TOTAL SHORT-TERM INVESTMENTS (Cost $2,572,002)		2,572,002
TOTAL INVESTMENTS — 101.2% (Cost $101,249,633)(c)		100,709,316
Other Assets/ (Liabilities) — (1.2%)		(1,234,695)
NET ASSETS — 100.0%		$99,474,621

Notes to Portfolio of Investments

ADR - American Depository Receipt

DKK - Danish Krone

EUR - Euro

(a)  Non-income producing security.

(b)  Maturity value of $2,572,366. Collateralized by a U.S. Government Agency obligation with a rate of 5.378%, maturity date of 1/15/2035, and an aggregate market value, including accrued interest, of $2,624,253.

(c)  See Note 6 for aggregate cost for Federal Tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Aerospace & Defense — 2.0%
Boeing Co.	3,390	$296,489
Spirit AeroSystems Holdings, Inc. Cl. A(a)	17,400	600,300
		896,789
Beverages — 2.4%
The Coca-Cola Co.	5,600	343,672
PepsiCo, Inc.(b)	10,075	764,692
		1,108,364
Biotechnology — 3.3%
Celgene Corp.(a) (b)	16,700	771,707
Genentech, Inc.(a)	11,050	741,123
		1,512,830
Chemicals — 4.4%
Air Products & Chemicals, Inc.	7,185	708,657
Monsanto Co.(b)	11,400	1,273,266
		1,981,923
Computers — 12.6%
Apple, Inc.(a)	14,255	2,823,630
EMC Corp.(a)	14,900	276,097
Hewlett-Packard Co.	32,510	1,641,105
Research In Motion Ltd.(a)	8,750	992,250
		5,733,082
Cosmetics & Personal Care — 2.8%
Colgate-Palmolive Co.	5,400	420,984
The Procter & Gamble Co.	11,600	851,672
		1,272,656
Diversified Financial — 10.3%
American Express Co.	7,870	409,397
The Blackstone Group LP(b)	28,750	636,238
CME Group, Inc.	1,964	1,347,304
Franklin Resources, Inc.	11,650	1,333,109
The Goldman Sachs Group, Inc.	870	187,094
Lehman Brothers Holdings, Inc.	3,600	235,584
NYSE Euronext	5,850	513,455
		4,662,181
Electrical Components & Equipment — 0.5%
Emerson Electric Co.	4,100	232,306

	Number of Shares	Market Value
Electronics — 0.5%
Agilent Technologies, Inc.(a)	6,100	$224,114
Engineering & Construction — 2.6%
ABB Ltd. Sponsored ADR (Switzerland)	10,560	304,128
Fluor Corp.	6,020	877,234
		1,181,362
Foods — 1.3%
Wrigley (Wm.) Jr. Co.	9,840	576,132
Health Care – Products — 3.6%
Alcon, Inc.	7,265	1,039,186
Hologic, Inc.(a) (b)	8,525	585,156
		1,624,342
Health Care – Services — 2.8%
WellPoint, Inc.(a)	14,510	1,272,962
Internet — 6.6%
Google, Inc. Cl. A(a)	4,325	2,990,651
Lodging — 0.5%
Starwood Hotels & Resorts Worldwide, Inc.	5,600	246,568
Machinery – Diversified — 2.4%
Deere & Co.	11,830	1,101,610
Manufacturing — 4.5%
Honeywell International, Inc.	22,080	1,359,466
Textron, Inc.(b)	9,750	695,175
		2,054,641
Media — 0.7%
Comcast Corp. Special Cl. A(a)	18,700	338,844
Oil & Gas — 1.7%
EOG Resources, Inc.	8,850	789,863
Oil & Gas Services — 6.8%
Baker Hughes, Inc.	15,600	1,265,160
Cameron International Corp.(a)	7,600	365,788
Schlumberger Ltd.	14,860	1,461,778
		3,092,726
Pharmaceuticals — 9.9%
Abbott Laboratories	23,100	1,297,065
Gilead Sciences, Inc.(a)	31,460	1,447,475
Medco Health Solutions, Inc.(a)	3,385	343,239
Merck & Co., Inc.	4,500	261,495

	Number of Shares	Market Value
Schering-Plough Corp.	13,150	$350,316
Teva Pharmaceutical Sponsored ADR (Israel)	16,770	779,470
		4,479,060
Retail — 3.3%
Kohl's Corp.(a)	11,800	540,440
McDonald's Corp.	6,175	363,769
Target Corp.	7,285	364,250
Yum! Brands, Inc.	5,900	225,793
		1,494,252
Semiconductors — 5.6%
Broadcom Corp. Cl. A(a)	29,445	769,692
Intel Corp.	36,000	959,760
Nvidia Corp.(a)	24,400	830,088
		2,559,540
Software — 1.6%
Adobe Systems, Inc.(a)	17,100	730,683
Telecommunications — 5.8%
America Movil SAB de CV Sponsored ADR (Mexico)	2,100	128,919
Cisco Systems, Inc.(a)	68,700	1,859,709
Nokia Oyj Sponsored ADR (Finland)	16,500	633,435
		2,622,063
TOTAL EQUITIES (Cost $38,752,383)		44,779,544
	Principal Amount
SHORT-TERM INVESTMENTS — 12.0%
Cash Equivalents — 10.7%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$115,081	115,081
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	115,081	115,081
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	69,049	69,049
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	92,065	92,065
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	92,065	92,065

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	$57,540	$57,540
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	57,540	57,540
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	161,113	161,113
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	92,065	92,065
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	69,049	69,049
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	57,540	57,540
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	69,049	69,049
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	69,049	69,049
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	69,049	69,049
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	69,049	69,049
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	92,065	92,065
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	115,081	115,081
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	489,094	489,094
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	92,065	92,065
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	69,049	69,049
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	57,540	57,540
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	103,573	103,573
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	34,524	34,524

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	$115,081	$115,081
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	115,081	115,081
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	115,081	115,081
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	69,049	69,049
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	69,049	69,049
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	80,557	80,557
Reserve Primary Money Market Fund(c)	273,490	273,490
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	115,081	115,081
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	57,540	57,540
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	57,540	57,540
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	92,065	92,065
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	80,557	80,557
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	80,557	80,557
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	677,637	677,637
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	115,081	115,081
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	46,032	46,032
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	115,081	115,081
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	115,081	115,081

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	$57,540	$57,540
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	80,557	80,557
		4,835,112
Repurchase Agreements — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	605,648	605,648
TOTAL SHORT-TERM INVESTMENTS (Cost $5,440,760)		5,440,760
TOTAL INVESTMENTS — 110.5% (Cost $44,193,143)(f)		50,220,304
Other Assets/ (Liabilities) — (10.5%)		(4,784,886)
NET ASSETS — 100.0%		$45,435,418

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $605,734. Collateralized by a U.S. Government Agency obligation with a rate of 5.378%, maturity date of 1/15/2035, and an aggregate market value, including accrued interest, of $618,095.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.7%
COMMON STOCK — 98.7%
Biotechnology — 7.3%
Abraxis Bioscience, Inc.(a) (b)	36,624	$2,518,632
Genentech, Inc.(a)	314,250	21,076,747
Genzyme Corp.(a)	267,450	19,908,978
		43,504,357
Chemicals — 0.9%
Praxair, Inc.	60,000	5,322,600
Commercial Services — 3.5%
Iron Mountain, Inc.(a)	165,700	6,134,214
Moody's Corp.	306,800	10,952,760
Weight Watchers International, Inc.	80,000	3,614,400
		20,701,374
Computers — 11.8%
Apple, Inc.(a)	150,050	29,721,904
EMC Corp.(a)	1,014,750	18,803,317
Research In Motion Ltd.(a)	61,000	6,917,400
SanDisk Corp.(a)	70,000	2,321,900
Seagate Technology	225,000	5,737,500
Sun Microsystems, Inc.(a)	140,000	2,538,200
Teradata Corp.(a)	155,000	4,248,550
		70,288,771
Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	78,000	5,726,760
Diversified Financial — 8.9%
CME Group, Inc.	37,250	25,553,500
IntercontinentalExchange, Inc.(a) (b)	143,750	27,671,875
		53,225,375
Entertainment — 0.8%
International Game Technology	115,000	5,051,950
Health Care – Products — 7.2%
Intuitive Surgical, Inc.(a)	51,900	16,841,550
Stryker Corp.	142,400	10,640,128
Varian Medical Systems, Inc.(a)	206,300	10,760,608
Zimmer Holdings, Inc.(a)	70,000	4,630,500
		42,872,786
Health Care – Services — 1.4%
UnitedHealth Group, Inc.	140,000	8,148,000

	Number of Shares	Market Value
Internet — 12.3%
Amazon.com, Inc.(a)	99,800	$9,245,472
eBay, Inc.(a)	150,000	4,978,500
Google, Inc. Cl. A(a)	76,250	52,725,350
Yahoo!, Inc.(a)	290,100	6,747,726
		73,697,048
Lodging — 3.0%
Las Vegas Sands Corp.(a) (b)	127,050	13,092,502
MGM Mirage(a)	60,000	5,041,200
		18,133,702
Media — 0.9%
Reuters Group PLC Sponsored ADR (United Kingdom)(b)	70,000	5,332,600
Oil & Gas Services — 9.3%
FMC Technologies, Inc.(a) (b)	103,150	5,848,605
National Oilwell Varco, Inc.(a) (b)	350,378	25,738,768
Schlumberger Ltd.	243,900	23,992,443
		55,579,816
Pharmaceuticals — 5.8%
Allergan, Inc.	394,700	25,355,528
Teva Pharmaceutical Sponsored ADR (Israel)	195,600	9,091,488
		34,447,016
Retail — 8.3%
Lowe's Companies, Inc.	466,750	10,557,885
Staples, Inc.	200,000	4,614,000
Starbucks Corp.(a) (b)	831,750	17,025,923
Walgreen Co.	361,150	13,752,592
Wal-Mart Stores, Inc.	70,000	3,327,100
		49,277,500
Semiconductors — 2.7%
Broadcom Corp. Cl. A(a)	611,500	15,984,610
Software — 5.3%
Cerner Corp.(a) (b)	104,500	5,893,800
Intuit, Inc.(a) (b)	190,000	6,005,900
MasterCard, Inc. Cl. A(b)	14,500	3,120,400
Paychex, Inc.	95,000	3,440,900
Salesforce.com, Inc.(a) (b)	211,250	13,243,263
		31,704,263

	Number of Shares	Market Value
Telecommunications — 5.5%
America Movil SAB de CV Sponsored ADR (Mexico)	327,750	$20,120,573
Crown Castle International Corp.(a)	110,000	4,576,000
Qualcomm, Inc.	200,000	7,870,000
		32,566,573
Transportation — 2.8%
Expeditors International of Washington, Inc.	282,000	12,599,760
United Parcel Service, Inc. Cl. B	62,000	4,384,640
		16,984,400
TOTAL EQUITIES (Cost $480,437,346)		588,549,501
	Principal Amount
SHORT-TERM INVESTMENTS — 8.0%
Cash Equivalents — 7.5%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,060,545	1,060,545
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,060,545	1,060,545
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	636,326	636,326
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	848,435	848,435
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	848,435	848,435
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	530,272	530,272
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	530,272	530,272
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,484,762	1,484,762

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	$848,435	$848,435
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	636,327	636,327
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	530,272	530,272
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	636,327	636,327
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	636,327	636,327
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	636,327	636,327
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	636,327	636,327
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	848,435	848,435
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,060,545	1,060,545
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	4,507,314	4,507,314
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	848,434	848,434
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	636,326	636,326
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	530,271	530,271
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	954,490	954,490
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	318,164	318,164
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,060,544	1,060,544
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,060,545	1,060,545
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	1,060,545	1,060,545

	Principal Amount	Market Value
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	$636,327	$636,327
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	636,326	636,326
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	742,381	742,381
Reserve Primary Money Market Fund(c)	2,520,385	2,520,385
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,060,545	1,060,545
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	530,272	530,272
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	530,272	530,272
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	848,435	848,435
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	742,381	742,381
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	742,381	742,381
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	6,244,877	6,244,877
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,060,545	1,060,545
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	424,218	424,218
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,060,545	1,060,545
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,060,545	1,060,545
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	530,272	530,272
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	742,381	742,381
		44,558,635

	Principal Amount	Market Value
Repurchase Agreements — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$2,974,198	$2,974,198
TOTAL SHORT-TERM INVESTMENTS (Cost $47,532,833)		47,532,833
TOTAL INVESTMENTS — 106.7% (Cost $527,970,179)(f)		636,082,334
Other Assets/ (Liabilities) — (6.7%)		(39,671,341)
NET ASSETS — 100.0%		$596,410,993

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,974,619. Collaterized by U.S. Government Agency obligations with rates ranging from 4.673% to 4.749%, maturity date of 9/01/2035, and an aggregate market value, including accrued interest, of $3,036,970.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.0%
COMMON STOCK — 97.0%
Advertising — 0.5%
Focus Media Holding Ltd. ADR (China)(a)	3,471	$197,188
Lamar Advertising Co. Cl. A(b)	2,464	118,445
		315,633
Airlines — 0.5%
Ryanair Holdings PLC Sponsored ADR (Ireland)(a)	3,633	143,286
UAL Corp.(a) (b)	3,447	122,920
		266,206
Auto Manufacturers — 1.2%
Paccar, Inc.	13,229	720,716
Beverages — 0.2%
Hansen Natural Corp.(a)	2,955	130,877
Biotechnology — 4.8%
Amgen, Inc.(a)	16,301	757,018
Biogen Idec, Inc.(a)	10,169	578,820
Celgene Corp.(a) (b)	12,191	563,346
Genzyme Corp.(a)	10,721	798,071
Vertex Pharmaceuticals, Inc.(a)	4,497	104,465
		2,801,720
Chemicals — 0.4%
Sigma-Aldrich Corp.	4,043	220,748
Commercial Services — 1.2%
Apollo Group, Inc. Cl. A(a)	5,436	381,335
Fastenal Co.(b)	4,502	181,971
Monster Worldwide, Inc.(a)	4,199	136,048
		699,354
Computers — 20.3%
Apple, Inc.(a)	39,080	7,740,966
Cadence Design Systems, Inc.(a)	9,076	154,383
Cognizant Technology Solutions Corp. Cl. A(a) (b)	8,998	305,392
Dell, Inc.(a)	26,477	648,951
Logitech International SA(a)	5,563	203,828

	Number of Shares	Market Value
Network Appliance, Inc.(a) (b)	11,671	$291,308
Research In Motion Ltd.(a)	17,912	2,031,221
SanDisk Corp.(a)	6,713	222,670
Sun Microsystems, Inc.(a) (b)	11,309	205,032
		11,803,751
Electronics — 1.7%
Flextronics International Ltd.(a)	28,785	347,147
Garmin Ltd.(b)	6,462	626,814
		973,961
Engineering & Construction — 0.6%
Foster Wheeler Ltd.(a)	2,400	372,048
Environmental Controls — 0.3%
Stericycle, Inc.(a)	2,887	171,488
Foods — 0.3%
Whole Foods Market, Inc.(b)	4,393	179,234
Health Care – Products — 2.1%
Dentsply International, Inc.	4,668	210,153
Henry Schein, Inc.(a) (b)	2,788	171,183
Hologic, Inc.(a)	4,239	290,965
Intuitive Surgical, Inc.(a)	1,227	398,162
Patterson Cos., Inc.(a)	4,285	145,476
		1,215,939
Internet — 13.4%
Akamai Technologies, Inc.(a) (b)	5,009	173,311
Amazon.com, Inc.(a)	8,828	817,826
Baidu.com ADR (China)(a)	766	299,039
Check Point Software Technologies Ltd.(a)	6,887	151,239
eBay, Inc.(a)	32,237	1,069,946
Expedia, Inc.(a)	9,010	284,896
Google, Inc. Cl. A(a)	4,582	3,168,361
IAC/InterActiveCorp(a)	9,405	253,183
Liberty Media Holding Corp. Interactive Cl. A(a)	17,892	341,379
Symantec Corp.(a)	28,947	467,205
VeriSign, Inc.(a)	6,723	252,852
Yahoo!, Inc.(a)	20,654	480,412
		7,759,649

	Number of Shares	Market Value
Iron & Steel — 0.3%
Steel Dynamics, Inc.	3,167	$188,658
Lodging — 0.8%
Wynn Resorts Ltd.(b)	4,005	449,081
Machinery – Construction & Mining — 0.4%
Joy Global, Inc.	3,386	222,867
Media — 2.9%
Comcast Corp. Cl. A(a)	46,621	851,299
Discovery Holding Co. Cl. A(a)	7,564	190,159
EchoStar Communications Corp. Cl. A(a)	6,861	258,797
Liberty Global, Inc. Cl. A(a)	6,116	239,686
Sirius Satellite Radio, Inc.(a) (b)	49,953	151,358
		1,691,299
Pharmaceuticals — 5.3%
Amylin Pharmaceuticals, Inc.(a) (b)	4,099	151,663
Cephalon, Inc.(a) (b)	2,086	149,691
Express Scripts, Inc.(a)	7,218	526,914
Gilead Sciences, Inc.(a)	29,410	1,353,154
Teva Pharmaceutical Sponsored ADR (Israel)	19,834	921,884
		3,103,306
Retail — 4.2%
Bed Bath & Beyond, Inc.(a) (b)	11,446	336,398
Costco Wholesale Corp.	7,302	509,388
Petsmart, Inc.	4,183	98,426
Sears Holdings Corp.(a) (b)	4,632	472,696
Staples, Inc.	15,043	347,042
Starbucks Corp.(a)	32,548	666,258
		2,430,208
Semiconductors — 8.5%
Altera Corp.	15,235	294,340
Applied Materials, Inc.	22,608	401,518
Broadcom Corp. Cl. A(a)	13,830	361,516
Intel Corp.	65,401	1,743,591
KLA-Tencor Corp.	6,978	336,060
Lam Research Corp.(a)	4,066	175,773
Linear Technology Corp.(b)	9,698	308,687
Marvell Technology Group Ltd.(a)	18,274	255,471

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Microchip Technology, Inc.(b)	5,709	$179,377
Nvidia Corp.(a)	17,518	595,962
Xilinx, Inc.	12,435	271,953
		4,924,248
Software — 15.6%
Activision, Inc.(a)	8,363	248,381
Adobe Systems, Inc.(a)	18,091	773,028
Autodesk, Inc.(a)	7,639	380,117
BEA Systems, Inc.(a)	12,032	189,865
Citrix Systems, Inc.(a)	7,286	276,941
Electronic Arts, Inc.(a) (b)	10,107	590,350
Fiserv, Inc.(a)	6,625	367,621
Infosys Technologies Ltd. Sponsored ADR (India)	3,643	165,247
Intuit, Inc.(a)	13,374	422,752
Microsoft Corp.	103,013	3,667,263
Oracle Corp.(a)	68,524	1,547,272
Paychex, Inc.	11,396	412,763
		9,041,600
Telecommunications — 10.1%
Cisco Systems, Inc.(a)	69,506	1,881,527
Juniper Networks, Inc.(a)	10,915	362,378
Leap Wireless International, Inc.(a)	2,199	102,561
Level 3 Communications, Inc.(a) (b)	47,451	144,251
Millicom International Cellular SA(a) (b)	3,118	367,737
NII Holdings, Inc. Cl. B(a)	5,335	257,787
Qualcomm, Inc.	63,184	2,486,290
Tellabs, Inc.(a)	7,856	51,378
Virgin Media, Inc.	11,478	196,733
		5,850,642
Textiles — 0.4%
Cintas Corp.	5,972	200,779
Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	5,439	294,359
Expeditors International of Washington, Inc.	6,685	298,686
		593,045
TOTAL EQUITIES (Cost $43,605,029)		56,327,057

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 12.7%
Cash Equivalents — 10.1%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$139,041	$139,041
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	139,041	139,041
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	83,425	83,425
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	111,231	111,231
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	111,233	111,233
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	69,521	69,521
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	69,521	69,521
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	194,658	194,658
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	111,233	111,233
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	83,425	83,425
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	69,521	69,521
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	83,425	83,425
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	83,425	83,425
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	83,425	83,425
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	83,425	83,425
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	111,233	111,233

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	$139,041	$139,041
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	590,925	590,925
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	111,233	111,233
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	83,425	83,425
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	69,521	69,521
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	125,137	125,137
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	41,712	41,712
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	139,041	139,041
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	139,041	139,041
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	139,041	139,041
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	83,425	83,425
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	83,425	83,425
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	97,329	97,329
Reserve Primary Money Market Fund(c)	330,432	330,432
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	139,041	139,041
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	69,521	69,521
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	69,521	69,521

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	$111,233	$111,233
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	97,329	97,329
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	97,329	97,329
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	818,727	818,727
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	139,041	139,041
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	55,617	55,617
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	139,041	139,041
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	139,041	139,041
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	69,521	69,521
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	97,329	97,329
		5,841,802
Repurchase Agreements — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	1,368,599	1,368,599
U.S. Treasury Bills — 0.3%
U.S. Treasury Bill(d) 3.435% 01/17/2008	10,000	9,986
U.S. Treasury Bill(d) 3.532% 01/17/2008	10,000	9,984
U.S. Treasury Bill(d) 4.030% 01/17/2008	10,000	9,982
U.S. Treasury Bill(d) 4.170% 01/17/2008	10,000	9,982
U.S. Treasury Bill(d) 4.650% 01/17/2008	100,000	99,793

	Principal Amount	Market Value
U.S. Treasury Bill(d) 4.714% 01/17/2008	$20,000	$19,958
U.S. Treasury Bill(d) 4.765% 01/17/2008	10,000	9,978
		169,663
TOTAL SHORT-TERM INVESTMENTS (Cost $7,380,064)		7,380,064
TOTAL INVESTMENTS — 109.7% (Cost $50,985,093)(g)		63,707,121
Other Assets/ (Liabilities) — (9.7%)		(5,633,578)
NET ASSETS — 100.0%		$58,073,543

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $1,368,793. Collateralized by a U.S. Government Agency obligation with rate of 4.810%, maturity date of 9/01/2035, and an aggregate market value, including accrued interest, of $1,397,526.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 93.3%
COMMON STOCK — 93.3%
Advertising — 0.5%
Harte-Hanks, Inc.	256,160	$4,431,568
Banks — 8.1%
The Bank of New York Mellon Corp.	920,000	44,859,200
Capital One Financial Corp.	500,000	23,630,000
City National Corp.	30,180	1,797,219
		70,286,419
Chemicals — 0.7%
International Flavors & Fragrances, Inc.	84,360	4,060,247
The Valspar Corp.	96,320	2,171,053
		6,231,300
Commercial Services — 4.3%
Corinthian Colleges, Inc.(a)	308,460	4,750,284
Robert Half International, Inc.(b)	1,200,000	32,448,000
		37,198,284
Computers — 9.8%
Dell, Inc.(a)	1,500,000	36,765,000
Diebold, Inc.	89,780	2,601,824
Hewlett-Packard Co.	900,000	45,432,000
		84,798,824
Diversified Financial — 12.0%
Discover Financial Services	1,500,000	22,620,000
JP Morgan Chase & Co.	880,000	38,412,000
Merrill Lynch & Co., Inc.	285,500	15,325,640
Morgan Stanley(b)	522,500	27,749,975
		104,107,615
Electrical Components & Equipment — 0.6%
Hubbell, Inc. Cl. B	46,900	2,420,040
Molex, Inc.	87,710	2,394,483
		4,814,523
Electronics — 0.8%
Cymer, Inc.(a)	94,570	3,681,610
Flextronics International Ltd.(a)	275,340	3,320,600
		7,002,210
Entertainment — 0.2%
International Speedway Corp. Cl. A	53,160	2,189,129

	Number of Shares	Market Value
Foods — 0.8%
Hain Celestial Group, Inc.(a)	121,500	$3,888,000
Pilgrim's Pride Corp.(b)	114,020	3,300,879
		7,188,879
Health Care – Services — 0.4%
Quest Diagnostics, Inc.	66,050	3,494,045
Home Builders — 0.1%
NVR, Inc.(a) (b)	1,630	854,120
Insurance — 1.5%
Gallagher (Arthur J.) & Co.	135,170	3,269,762
MBIA, Inc.(b)	53,280	992,606
RenaissanceRe Holdings Ltd.	23,080	1,390,339
Stewart Information Services Corp.	72,570	1,893,351
Unum Group	46,528	1,106,901
White Mountains Insurance Group Ltd.	5,250	2,698,762
Willis Group Holdings Ltd.	44,890	1,704,473
		13,056,194
Leisure Time — 4.5%
Carnival Corp.	880,000	39,151,200
Machinery – Diversified — 0.8%
Albany International Corp. Cl. A	71,800	2,663,780
Briggs & Stratton Corp.(b)	191,060	4,329,420
		6,993,200
Manufacturing — 0.5%
Carlisle Cos., Inc.	25,650	949,820
Dover Corp.	70,170	3,234,135
		4,183,955
Media — 11.3%
Cablevision Systems Corp. Cl. A(a)	411,800	10,089,100
Discovery Holding Co. Cl. A(a)	1,600,000	40,224,000
Liberty Media Holding Corp. Capital Cl. A(a)	137,500	16,017,375
Time Warner, Inc.	1,900,000	31,369,000
		97,699,475
Office Furnishings — 0.3%
Steelcase, Inc. Cl. A	165,700	2,629,659
Oil & Gas — 0.2%
Cimarex Energy Co.	40,750	1,733,098

	Number of Shares	Market Value
Packaging & Containers — 0.3%
Bemis Co., Inc.(b)	110,160	$3,016,181
Pharmaceuticals — 0.4%
Alpharma, Inc. Cl. A(a)	153,390	3,090,809
Real Estate Investment Trusts (REITS) — 0.4%
CapitalSource, Inc.(b)	177,890	3,129,085
Retail — 14.4%
Best Buy Co., Inc.	600,000	31,590,000
CBRL Group, Inc.	35,345	1,144,825
Family Dollar Stores, Inc.(b)	223,062	4,289,482
Jones Apparel Group, Inc.	81,240	1,299,028
McDonald's Corp.	200,000	11,782,000
Tiffany & Co.	830,000	38,204,900
Yum! Brands, Inc.(b)	900,000	34,443,000
Zale Corp.(a) (b)	114,450	1,838,067
		124,591,302
Semiconductors — 12.2%
Entegris, Inc.(a)	427,715	3,691,180
Intel Corp.	2,000,000	53,320,000
Micron Technology, Inc.(a)	2,000,000	14,500,000
National Semiconductor Corp.	1,500,000	33,960,000
		105,471,180
Software — 0.9%
IMS Health, Inc.	128,900	2,969,856
MoneyGram International, Inc.(b)	171,550	2,636,724
Parametric Technology Corp.(a)	123,830	2,210,366
		7,816,946
Telecommunications — 4.1%
Virgin Media, Inc.(b)	2,100,000	35,994,000
Textiles — 0.3%
G&K Services, Inc. Cl. A	72,704	2,727,854
Transportation — 2.9%
Union Pacific Corp.	200,000	25,124,000
TOTAL EQUITIES (Cost $715,687,090)		809,005,054

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 13.4%
Cash Equivalents — 6.0%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,247,878	$1,247,878
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,247,878	1,247,878
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	748,727	748,727
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	998,302	998,302
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	998,302	998,302
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	623,939	623,939
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	623,939	623,939
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,747,030	1,747,030
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	998,302	998,302
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	748,727	748,727
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	623,939	623,939
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	748,727	748,727
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	748,727	748,727
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	748,727	748,727
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	748,727	748,727
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	998,302	998,302

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	$1,247,878	$1,247,878
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	5,303,482	5,303,482
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	998,302	998,302
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	748,727	748,727
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	623,939	623,939
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	1,123,090	1,123,090
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	374,363	374,363
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,247,878	1,247,878
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,247,878	1,247,878
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	1,247,878	1,247,878
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	748,727	748,727
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	748,727	748,727
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	873,515	873,515
Reserve Primary Money Market Fund(c)	2,965,584	2,965,584
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,247,878	1,247,878
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	623,939	623,939
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	623,939	623,939

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	$998,302	$998,302
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	873,515	873,515
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	873,515	873,515
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	7,347,966	7,347,966
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,247,878	1,247,878
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	499,151	499,151
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,247,878	1,247,878
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,247,878	1,247,878
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	623,939	623,939
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	873,515	873,515
		52,429,434
Repurchase Agreements — 7.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	63,803,021	63,803,021
TOTAL SHORT-TERM INVESTMENTS (Cost $116,232,455)		116,232,455
TOTAL INVESTMENTS — 106.7% (Cost $831,919,545)(f)		925,237,509
Other Assets/ (Liabilities) — (6.7%)		(58,015,277)
NET ASSETS — 100.0%		$867,222,232

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $63,812,060. Collateralized by U.S. Government Agency obligations with rates ranging from 4.579% to 4.833%, maturity dates ranging from 07/01/2035 to 09/01/2035, and an aggregate market value, including accrued interest, of $65,081,027.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 96.9%
COMMON STOCK — 96.9%
Advertising — 4.1%
Harte-Hanks, Inc.	491,535	$8,503,556
Banks — 1.7%
City National Corp.	57,906	3,448,302
Chemicals — 5.7%
International Flavors & Fragrances, Inc.	160,643	7,731,748
The Valspar Corp.	184,660	4,162,236
		11,893,984
Commercial Services — 4.4%
Corinthian Colleges, Inc.(a)	588,600	9,064,440
Computers — 2.4%
Diebold, Inc.	172,227	4,991,138
Electrical Components & Equipment — 4.4%
Hubbell, Inc. Cl. B	89,258	4,605,713
Molex, Inc.	168,300	4,594,590
		9,200,303
Electronics — 6.3%
Cymer, Inc.(a)	176,050	6,853,627
Flextronics International Ltd.(a) (b)	528,255	6,370,755
		13,224,382
Entertainment — 2.0%
International Speedway Corp. Cl. A	101,751	4,190,106
Foods — 6.5%
Hain Celestial Group, Inc.(a) (b)	231,417	7,405,344
Pilgrim's Pride Corp.(b)	212,614	6,155,175
		13,560,519
Health Care – Services — 3.2%
Quest Diagnostics, Inc.	126,678	6,701,266
Home Builders — 0.7%
NVR, Inc.(a) (b)	2,609	1,367,116
Insurance — 11.9%
Gallagher (Arthur J.) & Co.	258,287	6,247,963
MBIA, Inc.(b)	102,307	1,905,979
RenaissanceRe Holdings Ltd.	40,800	2,457,792
Stewart Information Services Corp.	139,272	3,633,607
Unum Group	89,262	2,123,543

	Number of Shares	Market Value
White Mountains Insurance Group Ltd.	10,067	$5,174,941
Willis Group Holdings Ltd.	86,100	3,269,217
		24,813,042
Machinery – Diversified — 6.4%
Albany International Corp. Cl. A	136,667	5,070,346
Briggs & Stratton Corp.(b)	365,450	8,281,097
		13,351,443
Manufacturing — 3.8%
Carlisle Cos., Inc.	48,875	1,809,841
Dover Corp.	133,664	6,160,574
		7,970,415
Office Furnishings — 2.4%
Steelcase, Inc. Cl. A	316,802	5,027,648
Oil & Gas — 1.5%
Cimarex Energy Co.	74,225	3,156,789
Packaging & Containers — 2.8%
Bemis Co., Inc.(b)	211,350	5,786,763
Pharmaceuticals — 2.8%
Alpharma, Inc. Cl. A(a) (b)	285,920	5,761,288
Real Estate Investment Trusts (REITS) — 2.9%
CapitalSource, Inc.(b)	341,322	6,003,854
Retail — 7.9%
CBRL Group, Inc.	67,744	2,194,228
Family Dollar Stores, Inc.(b)	426,120	8,194,288
Jones Apparel Group, Inc.	154,937	2,477,443
Zale Corp.(a) (b)	219,660	3,527,740
		16,393,699
Semiconductors — 3.4%
Entegris, Inc.(a)	818,605	7,064,561
Software — 7.2%
IMS Health, Inc.	246,128	5,670,789
MoneyGram International, Inc.(b)	327,930	5,040,284
Parametric Technology Corp.(a)	236,317	4,218,258
		14,929,331
Textiles — 2.5%
G&K Services, Inc. Cl. A	137,495	5,158,812
TOTAL EQUITIES (Cost $235,242,464)		201,562,757

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 21.0%
Cash Equivalents — 17.8%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$879,613	$879,613
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	879,616	879,616
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	527,770	527,770
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	703,693	703,693
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	703,693	703,693
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	439,808	439,808
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	439,808	439,808
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,231,462	1,231,462
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	703,693	703,693
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	527,770	527,770
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	439,808	439,808
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	527,770	527,770
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	527,770	527,770
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	527,770	527,770
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	527,770	527,770

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	$703,693	$703,693
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	879,616	879,616
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	3,738,368	3,738,368
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	703,693	703,693
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	527,770	527,770
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	439,808	439,808
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	791,654	791,654
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	263,885	263,885
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	879,616	879,616
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	879,616	879,616
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	879,616	879,616
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	527,770	527,770
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	527,770	527,770
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	615,731	615,731
Reserve Primary Money Market Fund(c)	2,090,409	2,090,409
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	879,616	879,616
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	439,808	439,808
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	439,808	439,808

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	$703,693	$703,693
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	615,731	615,731
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	615,731	615,731
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	5,179,505	5,179,505
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	879,616	879,616
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	351,846	351,846
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	879,616	879,616
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	879,616	879,616
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	439,808	439,808
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	615,731	615,731
		36,956,954
Repurchase Agreements — 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	6,712,094	6,712,094
TOTAL SHORT-TERM INVESTMENTS (Cost $43,669,048)		43,669,048
TOTAL INVESTMENTS — 117.9% (Cost $278,911,512)(f)		245,231,805
Other Assets/ (Liabilities) — (17.9%)		(37,194,085)
NET ASSETS — 100.0%		$208,037,720

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $6,713,045. Collateralized by a U.S. Government Agency obligation with a rate of 4.673%, maturity date of 9/01/2035, and an aggregate market value, including accrued interest, of $6,849,046.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.1%
COMMON STOCK — 97.1%
Advertising — 0.3%
Gaiam, Inc. Cl. A(a) (b)	15,900	$471,912
Aerospace & Defense — 0.6%
Curtiss-Wright Corp.(b)	7,300	366,460
Esterline Technologies Corp.(a)	4,200	217,350
MTC Technologies, Inc.(a)	500	11,750
Orbital Sciences Corp.(a)	8,500	208,420
Teledyne Technologies, Inc.(a) (b)	1,100	58,663
		862,643
Agriculture — 0.5%
Universal Corp.	15,800	809,276
Vector Group Ltd.(b)	700	14,042
		823,318
Airlines — 0.7%
Alaska Air Group, Inc.(a) (b)	8,600	215,086
ExpressJet Holdings, Inc.(a)	5,900	14,632
Republic Airways Holdings, Inc.(a)	26,900	526,971
SkyWest, Inc.	11,700	314,145
		1,070,834
Apparel — 0.5%
Cherokee, Inc.	2,400	77,448
Maidenform Brands, Inc.(a)	5,000	67,650
Perry Ellis International, Inc.(a)	11,500	176,870
The Warnaco Group, Inc.(a)	10,600	368,880
Wolverine World Wide, Inc.	1,700	41,684
		732,532
Automotive & Parts — 1.9%
Aftermarket Technology Corp.(a)	25,700	700,582
American Axle & Manufacturing Holdings, Inc.	31,300	582,806
Cooper Tire & Rubber Co.	43,000	712,940
Lear Corp.(a)	27,400	757,884
Modine Manufacturing Co.	14,300	236,093
		2,990,305

	Number of Shares	Market Value
Banks — 10.4%
Amcore Financial, Inc.	12,300	$279,210
Bancfirst Corp.	2,100	89,985
Banco Latinoamericano de Exportaciones SA Cl. E	41,600	678,496
Boston Private Financial Holdings, Inc.(b)	15,900	430,572
Cathay General Bancorp	1,700	45,033
Centennial Bank Holdings, Inc.(a)	53,000	306,340
Central Pacific Financial Corp.	16,800	310,128
Chemical Financial Corp.(b)	18,300	435,357
Citizens Republic Bancorp, Inc.(b)	52,294	758,786
City Bank Lynnwood WA(b)	400	8,968
City Holding Co.	7,200	243,648
Corus Bankshares, Inc.(b)	30,600	326,502
CVB Financial Corp.	5,170	53,458
F.N.B. Corp.(b)	34,100	501,270
First Bancorp(b)	73,500	535,815
First Bancorp, North Carolina	12,300	232,347
First Commonwealth Financial Corp.(b)	11,700	124,605
First Community Bancorp(b)	16,600	684,584
First Community Bancshares, Inc.	200	6,378
First Financial Bancorp(b)	39,100	445,740
First Financial Corp., Indiana	1,900	53,846
First Merchants Corp.	15,500	338,520
First Midwest Bancorp, Inc.	800	24,480
FirstMerit Corp.	48,000	960,480
Frontier Financial Corp.(b)	7,700	142,989
Great Southern Bancorp, Inc.(b)	6,900	151,524
Green Bankshares, Inc.	11,600	222,720
Hanmi Financial Corp.	16,500	142,230
Horizon Financial Corp.	3,875	67,580
Imperial Capital Bancorp, Inc.	3,600	65,880
Independent Bank Corp.	27,655	262,723
Integra Bank Corp.	19,300	272,323
Irwin Financial Corp.	26,400	194,040
Lakeland Bancorp, Inc.	12,075	139,949
Macatawa Bank Corp.(b)	8,200	70,438
MainSource Financial Group, Inc.	9,030	140,507

	Number of Shares	Market Value
National Penn Bancshares, Inc.(b)	5,768	$87,328
Old National Bancorp(b)	17,600	263,296
Oriental Financial Group, Inc.	56,100	752,301
Pacific Capital Bancorp(b)	15,800	318,054
Peoples Bancorp, Inc.	600	14,934
Provident Bankshares Corp.	23,300	498,387
S&T Bancorp, Inc.(b)	11,900	328,916
S.Y. Bancorp, Inc.(b)	4,700	112,518
Santander BanCorp(b)	2,400	20,784
SCBT Financial Corp.	1,215	38,479
Simmons First National Corp. Cl. A	7,000	185,500
The South Financial Group, Inc.	44,800	700,224
Southwest Bancorp, Inc.	600	10,998
Sun Bancorp, Inc.(a)	5,355	84,502
Susquehanna Bancshares, Inc.	23,100	425,964
SVB Financial Group(a) (b)	2,700	136,080
Taylor Capital Group, Inc.	17,423	355,429
Trustmark Corp.(b)	3,700	93,832
UMB Financial Corp.	15,600	598,416
United Bankshares, Inc.	24,800	694,896
Univest Corp. of Pennsylvania	1,300	27,443
W Holding Co., Inc.(b)	54,400	65,824
WesBanco, Inc.	27,000	556,200
West Coast Bancorp	4,200	77,700
Wilshire Bancorp, Inc.	12,600	98,910
Wintrust Financial Corp.	1,900	62,947
		16,357,313
Beverages — 0.0%
Farmer Bros Co.	400	9,196
Biotechnology — 0.9%
Bio-Rad Laboratories, Inc. Cl. A(a)	3,100	321,222
Cambrex Corp.	26,500	222,070
Celera Genomics Group - Applera Corp.(a)	33,900	537,993
Incyte Corp.(a) (b)	5,800	58,290
InterMune, Inc.(a) (b)	21,400	285,262
Maxygen, Inc.(a)	4,500	36,135
		1,460,972
Building Materials — 0.2%
Comfort Systems USA, Inc.	7,500	95,850
Interline Brands, Inc.(a)	11,300	247,583
		343,433

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Chemicals — 4.4%
Arch Chemicals, Inc.	6,400	$235,200
CF Industries Holdings, Inc.	13,100	1,441,786
W.R. Grace & Co.(a) (b)	18,500	484,330
H.B. Fuller Co.	21,800	489,410
Hercules, Inc.	13,500	261,225
Innophos Holdings, Inc.	7,400	110,112
Innospec, Inc.	13,100	224,796
Minerals Technologies, Inc.(b)	10,600	709,670
NewMarket Corp.	6,700	373,123
Olin Corp.	18,300	353,739
OM Group, Inc.(a)	12,000	690,480
Rockwood Holdings, Inc.(a)	20,200	671,044
Schulman (A.), Inc.	13,100	282,305
Sensient Technologies Corp.	19,400	548,632
Spartech Corp.	4,400	62,040
Tronox, Inc. Cl. B	800	6,920
		6,944,812
Commercial Services — 4.8%
ABM Industries, Inc.	7,600	154,964
Advance America Cash Advance Centers, Inc.	5,900	59,944
Albany Molecular Research, Inc.(a)	11,900	171,122
Barrett Business Svcs, Inc.	3,300	59,433
Bowne & Co., Inc.	16,300	286,880
CDI Corp.	6,800	164,968
Chemed Corp.	5,800	324,104
Clayton Holdings, Inc.(a) (b)	11,600	59,972
Coinstar, Inc.(a)	6,300	177,345
CRA International, Inc.(a)	300	14,283
Deluxe Corp.	15,500	509,795
Dollar Thrifty Automotive Group, Inc.(a)	5,600	132,608
DynCorp International, Inc.(a)	33,400	897,792
Exponent, Inc.(a)	4,900	132,496
Global Cash Access Holdings, Inc.(a)	4,800	29,088
Healthspring, Inc.(a)	21,500	409,575
Heidrick & Struggles International, Inc.	400	14,844
Integrated Electrical Services, Inc.(a)	5,000	93,950
Interactive Data Corp.	26,500	874,765
Kelly Services, Inc. Cl. A	14,900	278,034
Korn/Ferry International(a)	4,100	77,162
Maximus, Inc.	1,500	57,915
MPS Group, Inc.(a)	7,900	86,426
PharmaNet Development Group, Inc.(a)	1,700	66,657
QC Holdings, Inc.(b)	2,400	27,000

	Number of Shares	Market Value
Rent-A-Center, Inc.(a)	22,600	$328,152
Spherion Corp.(a)	76,200	554,736
Standard Parking Corp.(a)	800	38,792
Stewart Enterprises, Inc. Cl. A	70,100	623,890
Viad Corp.	17,100	540,018
Volt Information Sciences, Inc.(a)	1,050	19,173
Watson Wyatt Worldwide, Inc. Cl. A	4,600	213,486
		7,479,369
Computers — 2.1%
Agilysys, Inc.	24,300	367,416
CACI International, Inc. Cl. A(a)	1,800	80,586
Ciber, Inc.(a)	63,400	387,374
Electronics for Imaging, Inc.(a)	30,100	676,648
Hutchinson Technology, Inc.(a)	2,200	57,904
Immersion Corp.(a) (b)	3,400	44,030
Manhattan Associates, Inc.(a)	3,300	86,988
MTS Systems Corp.	8,200	349,894
Palm, Inc.(b)	52,800	334,752
Perot Systems Corp. Cl. A(a)	36,200	488,700
Quantum Corp.(a)	76,900	206,861
Silicon Storage Technology, Inc.(a)	71,500	213,785
		3,294,938
Consumer Services — 0.3%
Core-Mark Holding Co., Inc.(a)	14,800	425,056
Cosmetics & Personal Care — 0.3%
Elizabeth Arden, Inc.(a) (b)	19,600	398,860
Diversified Financial — 1.9%
Asset Acceptance Capital Corp.(b)	1,900	19,779
Asta Funding, Inc.(b)	2,600	68,744
Calamos Asset Management, Inc. Cl. A	8,700	259,086
Centerline Holding Co., LP(b)	26,100	198,882
CompuCredit Corp.(a) (b)	10,300	102,794
Encore Capital Group, Inc.(a)	14,100	136,488
Federal Agricultural Mortgage Corp. Cl. C	6,700	176,344
Friedman, Billings, Ramsey Group, Inc. Cl. A	89,500	281,030

	Number of Shares	Market Value
Knight Capital Group, Inc. Cl. A(a)	800	$11,520
LaBranche & Co., Inc.(a)	17,200	86,688
Nelnet, Inc. Cl. A	20,200	256,742
Newstar Financial, Inc.(a)	6,800	56,304
Piper Jaffray Cos.(a) (b)	10,400	481,728
SWS Group, Inc.	500	6,335
Waddell & Reed Financial, Inc. Cl. A(b)	23,600	851,724
		2,994,188
Electric — 3.2%
Aquila, Inc.(a)	71,600	267,068
Black Hills Corp.(b)	5,900	260,190
Central Vermont Public Service Corp.(b)	6,800	209,712
CH Energy Group, Inc.	3,800	169,252
Cleco Corp.	9,600	266,880
El Paso Electric Co.(a)	32,100	820,797
Idacorp, Inc.	3,000	105,660
MGE Energy, Inc.	4,700	166,709
Pike Electric Corp.(a)	21,500	360,340
PNM Resources, Inc.	22,200	476,190
Portland General Electric Co.	7,300	202,794
Unisource Energy Corp.	22,100	697,255
Westar Energy, Inc.	42,100	1,092,074
		5,094,921
Electrical Components & Equipment — 0.8%
EnerSys(a)	4,200	104,832
Graftech International Ltd.(a)	35,700	633,675
Greatbatch, Inc.(a) (b)	700	13,993
Littelfuse, Inc.(a)	12,100	398,816
Superior Essex, Inc.(a)	6,200	148,800
		1,300,116
Electronics — 3.1%
Analogic Corp.	9,300	629,796
Checkpoint Systems, Inc.(a)	33,400	867,732
Coherent, Inc.(a)	14,100	353,487
Cubic Corp.	2,300	90,160
Cymer, Inc.(a)	13,000	506,090
Kemet Corp.(a)	71,200	472,056
Methode Electronics, Inc.	47,300	777,612
Park Electrochemical Corp.	15,600	440,544
Stoneridge, Inc.(a)	9,800	78,792
Technitrol, Inc.	20,400	583,032
TTM Technologies, Inc.(a)	4,400	51,304
		4,850,605
Energy – Alternate Sources — 0.1%
Headwaters, Inc.(a) (b)	13,500	158,490

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Engineering & Construction — 1.3%
Aecom Technology Corp.(a)	7,300	$208,561
Dycom Industries, Inc.(a)	26,700	711,555
Emcor Group, Inc.(a)	33,600	793,968
Perini Corp.(a)	9,700	401,774
		2,115,858
Entertainment — 0.0%
Great Wolf Resorts, Inc.(a)	3,500	34,335
Environmental Controls — 0.8%
Casella Waste Systems, Inc. Cl. A(a)	2,300	29,992
TETRA Technologies, Inc.(a) (b)	19,700	423,550
Waste Connections, Inc.(a)	24,750	764,775
		1,218,317
Foods — 1.7%
Cal-Maine Foods, Inc.(b)	17,900	474,887
Flowers Foods, Inc.	3,450	80,765
Fresh Del Monte Produce, Inc.(a)	5,000	167,900
J&J Snack Foods Corp.	2,400	75,072
Nash Finch Co.(b)	21,400	754,992
Ralcorp Holdings, Inc.(a)	800	48,632
Seaboard Corp.	100	147,000
TreeHouse Foods, Inc.(a)	28,100	646,019
Village Super Market, Inc. Cl. A	6,100	310,429
		2,705,696
Forest Products & Paper — 1.0%
AbitibiBowater, Inc.(b)	8,200	169,002
BlueLinx Holdings, Inc.(b)	2,100	8,253
Buckeye Technologies, Inc.(a)	48,400	605,000
Building Materials Holding Corp.(b)	1,200	6,636
Rock-Tenn Co. Cl. A	9,700	246,477
Schweitzer-Mauduit International, Inc.	20,300	525,973
		1,561,341
Gas — 2.2%
EnergySouth, Inc.	3,700	214,600
New Jersey Resources Corp.(b)	16,400	820,328
Nicor, Inc.(b)	7,900	334,565
Northwest Natural Gas Co.	14,000	681,240
Piedmont Natural Gas Co., Inc.(b)	30,700	803,112
South Jersey Industries, Inc.	500	18,045

	Number of Shares	Market Value
Southwest Gas Corp.	12,600	$375,102
WGL Holdings, Inc.	4,900	160,524
		3,407,516
Health Care – Products — 1.3%
CONMED Corp.(a)	30,000	693,300
Datascope Corp.	2,200	80,080
Haemonetics Corp.(a) (b)	1,600	100,832
Invacare Corp.	20,300	511,560
Steris Corp.	21,800	628,712
Symmetry Medical, Inc.(a)	600	10,458
		2,024,942
Health Care – Services — 1.8%
Alliance Imaging, Inc.(a)	800	7,696
American Dental Partners, Inc.(a)	9,000	90,270
AMERIGROUP Corp.(a) (b)	16,200	590,490
Apria Healthcare Group, Inc.(a)	8,300	179,031
Centene Corp.(a)	30,900	847,896
Healthsouth Corp.(a) (b)	2,200	46,200
Magellan Health Services, Inc.(a)	2,700	125,901
Medcath Corp.(a)	3,000	73,680
Molina Healthcare, Inc.(a) (b)	6,100	236,070
Odyssey Healthcare, Inc.(a)	900	9,954
RehabCare Group, Inc.(a)	15,200	342,912
Res-Care, Inc.(a)	6,000	150,960
Sunrise Senior Living, Inc.(a) (b)	6,500	199,420
		2,900,480
Holding Company – Diversified — 0.5%
Compass Diversified Holdings	47,400	706,260
Home Builders — 0.3%
Beazer Homes USA, Inc.(b)	1,200	8,916
Champion Enterprises, Inc.(a)	42,200	397,524
Monaco Coach Corp.	600	5,328
Winnebago Industries, Inc.(b)	6,300	132,426
		544,194
Home Furnishing — 0.3%
Ethan Allen Interiors, Inc.(b)	14,800	421,800
Sealy Corp.(b)	5,600	62,664
		484,464

	Number of Shares	Market Value
Household Products — 1.7%
ACCO Brands Corp.(a)	5,400	$86,616
American Greetings Corp. Cl. A	44,200	897,260
Blyth, Inc.	20,900	458,546
CSS Industries, Inc.	8,600	315,620
Prestige Brands Holdings, Inc.(a)	51,500	385,220
Tupperware Brands Corp.	18,300	604,449
		2,747,711
Insurance — 7.1%
American Equity Investment Life Holding Co.(b)	68,400	567,036
American Physicians Capital, Inc.	13,800	572,148
Amtrust Financial Services, Inc.(b)	34,100	469,557
Argo Group International Holdings Ltd.(a)	7,794	328,361
Aspen Insurance Holdings Ltd.(b)	37,800	1,090,152
Assured Guaranty Ltd.	28,500	756,390
CNA Surety Corp.(a)	6,500	128,635
Delphi Financial Group, Inc. Cl. A	8,800	310,464
Employers Holdings, Inc.	4,800	80,208
FBL Financial Group, Inc. Cl. A	17,300	597,369
First Mercury Financial Corp.(a)	10,300	251,320
Flagstone Reinsurance Holdings Ltd.	26,700	371,130
FPIC Insurance Group, Inc.(a)	14,400	618,912
Harleysville Group, Inc.	200	7,076
Horace Mann Educators Corp.(b)	21,500	407,210
Independence Holding Co.	100	1,265
Infinity Property & Casualty Corp.	3,300	119,229
IPC Holdings Ltd.	31,300	903,631
Max Capital Group Ltd.	17,500	489,825
Montpelier Re Holdings Ltd.(b)	39,900	678,699
National Interstate Corp.	3,400	112,540
Navigators Group, Inc.(a)	14,500	942,500
NYMAGIC, Inc.	2,300	53,199
The Phoenix Companies, Inc.	13,900	164,993
PMA Capital Corp. Cl. A(a)	46,700	383,874
ProAssurance Corp.(a)	7,100	389,932
RAM Holdings Ltd.(a)	3,800	18,772

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
SeaBright Insurance Holdings Ltd.(a)	13,200	$199,056
Selective Insurance Group	4,400	101,156
State Auto Financial Corp.	1,200	31,560
United Fire & Casualty Co.	2,200	63,998
		11,210,197
Internet — 1.9%
Asiainfo Holdings, Inc.(a)	4,200	46,200
Avocent Corp.(a)	11,100	258,741
CMGI, Inc.(a)	13,970	182,867
EarthLink, Inc.(a)	7,000	49,490
FTD Group, Inc.	4,900	63,112
Harris Interactive, Inc.(a)	10,800	46,008
InfoSpace, Inc.	8,500	159,800
Interwoven, Inc.(a)	12,000	170,640
Keynote Systems, Inc.(a)	8,400	118,020
Mercadolibre, Inc.(a) (b)	300	22,164
Secure Computing Corp.(a)	6,900	66,240
SonicWALL, Inc.(a)	6,000	64,320
TIBCO Software, Inc.(a)	86,300	696,441
United Online, Inc.	39,600	468,072
Vignette Corp.(a)	42,800	625,308
		3,037,423
Investment Companies — 0.6%
Apollo Investment Corp.	10,600	180,730
Ares Capital Corp.	4,000	58,520
Gladstone Capital Corp.(b)	3,100	52,700
Kohlberg Capital Corp.	1,000	12,000
MCG Capital Corp.(b)	14,500	168,055
NGP Capital Resources Co.(b)	21,000	328,230
PennantPark Investment Corp.	11,400	114,228
		914,463
Iron & Steel — 0.3%
Schnitzer Steel Industries, Inc. Cl. A	7,800	539,214
Leisure Time — 0.9%
Callaway Golf Co.	42,800	746,004
Polaris Industries, Inc.(b)	13,900	664,003
		1,410,007
Lodging — 0.0%
Lodgian, Inc.(a)	1,400	15,764
Machinery – Diversified — 1.5%
Applied Industrial Technologies, Inc.	10,200	296,004
Briggs & Stratton Corp.	14,200	321,772
Cascade Corp.(b)	6,200	288,052
Columbus McKinnon Corp.(a)	19,300	629,566

	Number of Shares	Market Value
Nordson Corp.	8,900	$515,844
Tecumseh Products Co. Cl. A(a)	12,000	280,920
		2,332,158
Manufacturing — 2.8%
A.O. Smith Corp.	8,900	311,945
Actuant Corp. Cl. A	800	27,208
Acuity Brands, Inc.	3,200	144,000
AptarGroup, Inc.	31,300	1,280,483
Barnes Group, Inc.	21,700	724,563
Blount International, Inc.(a)	11,600	142,796
Clarcor, Inc.	8,500	322,745
EnPro Industries, Inc.(a)	28,200	864,330
Koppers Holdings, Inc.	3,200	138,368
Polypore International, Inc.(a)	3,400	59,500
Tredegar Corp.	21,900	352,152
		4,368,090
Media — 2.2%
Belo Corp. Cl. A	12,800	223,232
Citadel Broadcasting Corp.(b)	128,900	265,534
Cox Radio, Inc. Cl. A(a)	100	1,215
Crown Media Holdings, Inc. Cl. A(a) (b)	10,800	70,200
DG FastChannel, Inc.(a)	13,100	335,884
Entravision Communications Corp. Cl. A(a)	41,000	321,030
Gemstar-TV Guide International, Inc.(a)	65,600	312,256
Gray Television, Inc.	25,500	204,510
Journal Communications, Inc. Cl. A	53,800	480,972
Lee Enterprises, Inc.	10,900	159,685
Lin TV Corp. Cl. A(a)	27,800	338,326
Nexstar Broadcasting Group, Inc. Cl. A(a)	15,700	143,498
Salem Communications Corp. Cl. A	7,800	51,402
Scholastic Corp.(a) (b)	14,100	491,949
Westwood One, Inc.	22,800	45,372
		3,445,065
Metal Fabricate & Hardware — 1.2%
Ampco-Pittsburgh Corp.	16,500	629,145
Circor International, Inc.	3,600	166,896
Quanex Corp.	22,400	1,162,560
		1,958,601

	Number of Shares	Market Value
Mining — 0.2%
Uranium Resources, Inc.(a)	2,100	$26,208
Usec, Inc.(a) (b)	33,500	301,500
		327,708
Office Equipment/Supplies — 0.1%
Ikon Office Solutions, Inc.(b)	16,800	218,736
Office Furnishings — 0.2%
CompX International, Inc.	16,300	238,306
Oil & Gas — 3.1%
Berry Petroleum Co. Cl. A	8,000	355,600
Bill Barrett Corp.(a) (b)	4,500	188,415
Bois d'Arc Energy, Inc.(a)	2,000	39,700
Callon Petroleum Co.(a)	1,300	21,385
Delek US Holdings, Inc.	13,700	277,151
Edge Petroleum Corp.(a)	46,000	272,780
Energy Partners Ltd.(a)	43,100	509,011
EXCO Resources, Inc.(a)	24,300	376,164
Grey Wolf, Inc.(a) (b)	69,500	370,435
Oilsands Quest, Inc.(a) (b)	30,400	124,032
Petrohawk Energy Corp.(a) (b)	38,100	659,511
Rosetta Resources, Inc.(a)	33,500	664,305
Stone Energy Corp.(a)	8,300	389,353
Swift Energy Co.(a)	900	39,699
Whiting Petroleum Corp.(a)	10,500	605,430
		4,892,971
Oil & Gas Services — 1.3%
Exterran Holdings, Inc.(a)	7,100	580,780
Gulf Island Fabrication, Inc.	2,500	79,275
Hornbeck Offshore Services, Inc.(a)	15,400	692,230
Oil States International, Inc.(a) (b)	6,000	204,720
Trico Marine Services, Inc.(a)	7,900	292,458
Union Drilling, Inc.(a)	11,200	176,624
		2,026,087
Packaging & Containers — 0.3%
Silgan Holdings, Inc.	10,400	540,176
Pharmaceuticals — 0.4%
Amicus Therapeutics, Inc.(a) (b)	6,500	69,875
Jazz Pharmaceuticals, Inc.(a)	2,500	36,750
Par Pharmaceutical Cos., Inc.(a)	5,500	132,000
Perrigo Co.	4,400	154,044
Sciele Pharma, Inc.(a)	9,700	198,365
		591,034

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Real Estate — 0.0%
Hilltop Holdings, Inc.(a)	2,359	$25,760
Real Estate Investment Trusts (REITS) — 7.8%
Anthracite Capital, Inc. REIT(b)	15,400	111,496
Anworth Mortgage Asset Corp.(b)	25,900	213,934
Arbor Realty Trust, Inc.(b)	10,700	172,377
Ashford Hospitality Trust	43,500	312,765
CapLease Inc.(b)	33,700	283,754
Cedar Shopping Centers, Inc. REIT	4,500	46,035
Crystal River Capital, Inc.(b)	9,800	141,512
DCT Industrial Trust, Inc. REIT	53,100	494,361
DiamondRock Hospitality Co.(b)	23,100	346,038
Education Realty Trust, Inc. REIT	19,100	214,684
Entertainment Properties Trust REIT	2,000	94,000
Extra Space Storage, Inc.(b)	13,500	192,915
First Industrial Realty Trust, Inc.(b)	20,500	709,300
GMH Communities Trust REIT	37,200	205,344
Gramercy Capital Corp.(b)	33,100	804,661
Hersha Hospitality Trust	75,300	715,350
IMPAC Mortgage Holdings, Inc.(b) (c)	73,800	41,328
Inland Real Estate Corp.(b)	2,800	39,648
Investors Real Estate Trust(b)	7,200	64,584
JER Investors Trust, Inc.(b)	19,900	214,323
LaSalle Hotel Properties(b)	15,300	488,070
Lexington Realty Trust REIT(b)	37,700	548,158
Luminent Mortgage Capital, Inc.(b) (c)	10,900	8,502
Medical Properties Trust, Inc.	6,000	61,140
MFA Mortgage Investments, Inc.(b)	54,100	500,425
National Health Investors, Inc.	21,500	599,850
National Retail Properties, Inc. REIT(b)	39,100	914,158
Newcastle Investment Corp.(b)	6,400	82,944
Pennsylvania REIT	28,900	857,752
Quadra Realty Trust, Inc. REIT	10,000	80,400

	Number of Shares	Market Value
Realty Income Corp.(b)	32,700	$883,554
Strategic Hotels & Resorts, Inc. REIT	59,000	987,070
Sunstone Hotel Investors, Inc.(b)	46,300	846,827
		12,277,259
Retail — 3.3%
AFC Enterprises, Inc.(a) (b)	38,600	436,952
Blockbuster, Inc. Cl. A(a) (b)	71,800	280,020
Bob Evans Farms, Inc.	8,400	226,212
Books-A-Million, Inc.	1,500	17,880
Brown Shoe Co., Inc.	1,725	26,168
Casey's General Stores, Inc.	7,300	216,153
CEC Entertainment, Inc.(a)	3,600	93,456
Charming Shoppes, Inc.(a) (b)	6,000	32,460
Columbia Sportswear Co.(b)	6,400	282,176
Conn's, Inc.(a) (b)	12,800	219,008
CSK Auto Corp.(a) (b)	55,700	279,057
Domino's Pizza, Inc.	15,300	202,419
Dress Barn, Inc.(a)	33,900	424,089
Hot Topic, Inc.(a)	33,100	192,642
IHOP Corp.(b)	2,500	91,450
Insight Enterprises, Inc.(a)	8,200	149,568
Jack in the Box, Inc.(a)	4,000	103,080
Jo-Ann Stores, Inc.(a)	17,400	227,592
Longs Drug Stores Corp.	500	23,500
Lululemon Athletica, Inc.(a) (b)	2,700	127,899
Movado Group, Inc.	12,900	326,241
Papa John's International, Inc.(a)	1,900	43,130
The PEP Boys - Manny, Moe & Jack(b)	5,900	67,732
Pier 1 Imports, Inc.(a)	19,100	99,893
Regis Corp.	11,800	329,928
School Specialty, Inc.(a) (b)	19,900	687,545
Systemax, Inc.(b)	3,000	60,960
		5,267,210
Savings & Loans — 1.9%
BankAtlantic Bancorp, Inc. Cl. A	55,700	228,370
Bankunited Financial Corp. Cl. A	17,200	118,680
Berkshire Hills Bancorp, Inc.	5,200	135,200
Dime Community Bancshares	4,400	56,188

	Number of Shares	Market Value
Downey Financial Corp.(b)	7,200	$223,992
First Niagara Financial Group, Inc.	55,100	663,404
First Place Financial Corp.	11,200	156,688
FirstFed Financial Corp.(a) (b)	10,900	390,438
Flagstar Bancorp, Inc.	7,200	50,184
Franklin Bank Corp.(a) (b)	31,600	136,196
NASB Financial, Inc.	400	10,552
NewAlliance Bancshares, Inc.(b)	26,100	300,672
Provident Financial Services, Inc.(b)	35,800	516,236
United Community Financial Corp.	5,600	30,912
		3,017,712
Semiconductors — 2.6%
Actel Corp.(a)	15,700	214,462
Asyst Technologies, Inc.(a)	6,400	20,864
Brooks Automation, Inc.(a)	16,600	219,286
Credence Systems Corp.(a)	135,700	328,394
Emulex Corp.(a)	40,700	664,224
Entegris, Inc.(a)	81,700	705,071
Exar Corp.(a)	3,100	24,707
Mattson Technology, Inc.(a)	33,900	290,184
MKS Instruments, Inc.(a)	11,200	214,368
Pericom Semiconductor Corp.(a)	5,300	99,110
Photronics, Inc.(a)	31,300	390,311
Rudolph Technologies, Inc.(a)	13,800	156,216
Skyworks Solutions, Inc.(a)	29,300	249,050
Triquint Semiconductor, Inc.(a)	2,700	17,901
Zoran Corp.(a)	21,900	492,969
		4,087,117
Software — 1.3%
Blackbaud, Inc.	100	2,804
Bottomline Technologies, Inc.(a)	13,200	184,800
CSG Systems International, Inc.(a)	8,800	129,536
Digi International, Inc.(a)	4,500	63,855
JDA Software Group, Inc.(a)	27,600	564,696
Lawson Software, Inc.(a)	20,200	206,848
ManTech International Corp. Cl. A(a)	500	21,910

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Parametric Technology Corp.(a)	4,300	$76,755
Pegasystems, Inc.	24,100	287,513
Sybase, Inc.(a)	21,400	558,326
		2,097,043
Telecommunications — 4.1%
Adaptec, Inc.(a)	2,700	9,126
ADTRAN, Inc.(b)	10,400	222,352
Alaska Communications Systems Group, Inc.	18,800	282,000
Arris Group, Inc.(a)	11,000	109,780
Aruba Networks, Inc.(a) (b)	18,600	277,326
Atlantic Tele-Network, Inc.	9,700	327,666
Black Box Corp.	4,500	162,765
Cincinnati Bell, Inc.(a)	44,300	210,425
Consolidated Communications Holdings, Inc.(b)	36,800	732,320
EMS Technologies, Inc.(a)	8,800	266,112
Extreme Networks, Inc.(a)	2,100	7,434
Foundry Networks, Inc.(a)	27,400	480,048
GeoEye, Inc.(a)	4,600	154,790
Knology, Inc.(a) (b)	24,000	306,720
Plantronics, Inc.	10,100	262,600
Powerwave Technologies, Inc.(a) (b)	5,800	23,374
Premiere Global Services, Inc.(a)	55,500	824,175
RCN Corp.(a)	600	9,354
RF Micro Devices, Inc.(a) (b)	97,300	555,583
Shenandoah Telecom Co.	5,000	119,900
Surewest Communications	21,100	360,810
Sycamore Networks, Inc.(a)	3,500	13,440
Symmetricom, Inc.(a)	44,400	209,124
Syniverse Holdings, Inc.(a)	28,300	440,914
USA Mobility, Inc.(a)	1,700	24,310
		6,392,448
Textiles — 0.2%
G&K Services, Inc. Cl. A	6,200	232,624
Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc.(a)	17,100	403,731
Leapfrog Enterprises, Inc.(a) (b)	9,700	65,281
RC2 Corp.(a)	900	25,263
		494,275
Transportation — 1.6%
Atlas Air Worldwide Holdings, Inc.(a)	15,000	813,300
Genco Shipping & Trading Ltd.	1,800	98,568

	Number of Shares	Market Value
General Maritime Corp.(b)	23,000	$562,350
Gulfmark Offshore, Inc.(a)	8,300	388,357
Heartland Express, Inc.(b)	15,800	224,044
Pacer International, Inc.	27,700	404,420
		2,491,039
TOTAL EQUITIES (Cost $172,882,853)		152,963,414
	Principal Amount
SHORT-TERM INVESTMENTS — 26.1%
Cash Equivalents — 23.5%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$882,871	882,871
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	882,871	882,871
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	529,723	529,723
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	706,297	706,297
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	706,297	706,297
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	441,436	441,436
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	441,436	441,436
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,236,020	1,236,020
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	706,297	706,297
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	529,723	529,723
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	441,436	441,436
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	529,723	529,723

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	$529,723	$529,723
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	529,723	529,723
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	529,723	529,723
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	706,297	706,297
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	882,871	882,871
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	3,752,203	3,752,203
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	706,297	706,297
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	529,723	529,723
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	441,436	441,436
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	794,584	794,584
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	264,861	264,861
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	882,871	882,871
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	882,871	882,871
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	882,871	882,871
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	529,723	529,723
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	529,723	529,723
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	618,010	618,010

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Reserve Primary Money Market Fund(d)	$2,098,145	$2,098,145
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	882,871	882,871
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	441,436	441,436
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	441,436	441,436
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	706,297	706,297
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	618,010	618,010
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	618,010	618,010
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	5,198,673	5,198,673
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	882,871	882,871
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	353,149	353,149
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	882,871	882,871
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	882,871	882,871
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	441,436	441,436
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	618,010	618,010
		37,093,726

	Principal Amount	Market Value
Repurchase Agreements — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	$4,021,234	$4,021,234
TOTAL SHORT-TERM INVESTMENTS (Cost $41,114,960)		41,114,960
TOTAL INVESTMENTS — 123.2% (Cost $213,997,813)(g)		194,078,374
Other Assets/ (Liabilities) — (23.2%)		(36,487,936)
NET ASSETS — 100.0%		$157,590,438

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Principal amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $4,021,804. Collateralized by U.S. Government Agency obligations with rates ranging from 5.378% to 5.485%, maturity dates ranging from 12/01/35 to 12/15/35, and an aggregate market value, including accrued interest, of $4,101,722.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 96.4%
COMMON STOCK — 96.4%
Aerospace & Defense — 1.3%
AAR Corp.(a)	54,200	$2,061,226
Kratos Defense & Security Solutions, Inc.(a)	200,300	470,705
Moog, Inc. Cl. A(a) (b)	40,748	1,866,666
Orbital Sciences Corp.(a)	80,685	1,978,396
Teledyne Technologies, Inc.(a) (b)	23,400	1,247,922
		7,624,915
Agriculture — 0.4%
Alliance One International, Inc.(a) (b)	156,100	635,327
Universal Corp.(b)	36,260	1,857,237
		2,492,564
Airlines — 1.0%
Airtran Holdings, Inc.(a)	144,800	1,036,768
Alaska Air Group, Inc.(a)	47,700	1,192,977
Continental Airlines, Inc. Cl. B(a)	64,200	1,428,450
Republic Airways Holdings, Inc.(a)	44,080	863,527
SkyWest, Inc.	52,720	1,415,532
		5,937,254
Apparel — 0.6%
K-Swiss, Inc. Cl. A	64,445	1,166,454
Phillips-Van Heusen Corp.(b)	44,200	1,629,212
Skechers U.S.A., Inc. Cl. A(a)	48,650	949,161
		3,744,827
Automotive & Parts — 0.3%
Accuride Corp.(a)	53,900	423,654
Tenneco, Inc.(a)	48,780	1,271,695
		1,695,349
Banks — 6.0%
Boston Private Financial Holdings, Inc.(b)	58,600	1,586,888
City Holding Co.	51,900	1,756,296
Columbia Banking Systems, Inc.	68,855	2,047,059
East West Bancorp, Inc.	125,700	3,045,711
First Midwest Bancorp, Inc.	33,700	1,031,220
FirstMerit Corp.	104,570	2,092,446

	Number of Shares	Market Value
Glacier Bancorp, Inc.(b)	135,650	$2,542,081
Home Bancshares, Inc.(b)	56,800	1,191,096
IBERIABANK Corp.	41,040	1,918,620
Independent Bank Corp./Rockland, MA	51,290	1,396,114
Nara Bancorp, Inc.	105,785	1,234,511
National Penn Bancshares, Inc.(b)	138,434	2,095,891
Old National Bancorp(b)	65,110	974,046
Pacific Capital Bancorp(b)	89,805	1,807,775
Prosperity Bancshares, Inc.(b)	38,580	1,133,866
Sterling Bancshares, Inc.	151,627	1,692,157
Sterling Financial Corp.	44,500	747,155
SVB Financial Group(a) (b)	78,700	3,966,480
West Coast Bancorp	38,010	703,185
Wintrust Financial Corp.	50,500	1,673,065
		34,635,662
Biotechnology — 0.7%
Exelixis, Inc.(a)	104,300	900,109
Myriad Genetics, Inc.(a) (b)	61,300	2,845,546
		3,745,655
Building Materials — 1.4%
Drew Industries, Inc.(a)	47,900	1,312,460
Genlyte Group, Inc.(a)	42,400	4,036,480
Gibraltar Industries, Inc.	103,700	1,599,054
Universal Forest Products, Inc.	48,600	1,431,756
		8,379,750
Chemicals — 2.8%
Airgas, Inc.	72,700	3,788,397
American Vanguard Corp.(b)	91,500	1,587,525
Arch Chemicals, Inc.	70,200	2,579,850
Chemtura Corp.	137,815	1,074,957
Ferro Corp.(b)	56,050	1,161,916
Innospec, Inc.(b)	158,395	2,718,058
OM Group, Inc.(a)	32,065	1,845,020
Symyx Technologies, Inc.(a)	85,400	655,872
The Valspar Corp.	42,000	946,680
		16,358,275
Coal — 0.8%
Alpha Natural Resources, Inc.(a)	70,605	2,293,250
Foundation Coal Holdings, Inc.	48,320	2,536,800
		4,830,050

	Number of Shares	Market Value
Commercial Services — 6.5%
Aaron Rents, Inc.	224,300	$4,315,532
Administaff, Inc.(b)	18,598	525,951
Albany Molecular Research, Inc.(a)	171,155	2,461,209
Consolidated Graphics, Inc.(a)	17,075	816,526
Dollar Thrifty Automotive Group, Inc.(a)	123,645	2,927,914
Electro Rent Corp.	141,300	2,098,305
FTI Consulting, Inc.(a)	80,700	4,974,348
Landauer, Inc.	27,100	1,405,135
Live Nation, Inc.(a) (b)	32,900	477,708
McGrath Rentcorp	113,700	2,927,775
MPS Group, Inc.(a)	220,900	2,416,646
Navigant Consulting, Inc.(a) (b)	117,200	1,602,124
Pharmaceutical Product Development, Inc.	74,800	3,019,676
Quanta Services, Inc.(a) (b)	107,390	2,817,914
Service Corp. International	115,855	1,627,763
Sotheby's(b)	46,000	1,752,600
Startek, Inc.(a)	99,800	929,138
Steiner Leisure Ltd.(a)	16,760	740,122
		37,836,386
Computers — 1.1%
Brocade Communications Systems, Inc.(a)	155,435	1,140,893
Mentor Graphics Corp.(a)	48,475	522,560
Palm, Inc.(b)	179,000	1,134,860
Perot Systems Corp. Cl. A(a)	70,095	946,282
SYKES Enterprises, Inc.(a)	71,575	1,288,350
Xyratex Ltd.(a)	76,800	1,213,440
		6,246,385
Consumer Products — 0.3%
Pool Corp.(b)	79,600	1,578,468
Cosmetics & Personal Care — 0.2%
Elizabeth Arden, Inc.(a) (b)	44,675	909,136
Distribution & Wholesale — 0.2%
Beacon Roofing Supply, Inc.(a) (b)	133,900	1,127,438
Diversified Financial — 2.5%
Calamos Asset Management, Inc. Cl. A	68,682	2,045,350
Eaton Vance Corp.	62,227	2,825,728
Investment Technology Group, Inc.(a)	33,275	1,583,557

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Jefferies Group, Inc.	75,100	$1,731,055
JMP Group, Inc.	58,900	499,472
Piper Jaffray Cos.(a)	25,500	1,181,160
Raymond James Financial, Inc.	79,603	2,599,834
Student Loan Corp.	8,100	891,000
Waddell & Reed Financial, Inc. Cl. A(b)	37,105	1,339,119
		14,696,275
Electric — 3.2%
Avista Corp.	85,120	1,833,485
Black Hills Corp.(b)	102,455	4,518,265
Cleco Corp.	151,390	4,208,642
El Paso Electric Co.(a)	86,000	2,199,020
Empire District Electric Co. (The)(b)	45,400	1,034,212
MGE Energy, Inc.	31,325	1,111,098
PNM Resources, Inc.	47,600	1,021,020
Unisource Energy Corp.	33,725	1,064,024
Westar Energy, Inc.	61,730	1,601,276
		18,591,042
Electrical Components & Equipment — 1.4%
Advanced Energy Industries, Inc.(a)	96,600	1,263,528
Belden, Inc.(b)	76,700	3,413,150
C&D Technologies, Inc.(a) (b)	81,000	535,410
Littelfuse, Inc.(a)	55,000	1,812,800
Superior Essex, Inc.(a)	51,325	1,231,800
		8,256,688
Electronics — 3.1%
Analogic Corp.	20,400	1,381,488
Benchmark Electronics, Inc.(a)	58,100	1,030,113
Checkpoint Systems, Inc.(a)	58,198	1,511,984
CTS Corp.	68,485	680,056
FLIR Systems, Inc.(a)	140,800	4,407,040
Itron, Inc.(a) (b)	28,100	2,696,757
Methode Electronics, Inc.	27,500	452,100
Newport Corp.(a) (b)	75,000	959,250
Sanmina-SCI Corp.(a)	306,600	558,012
Woodward Governor Co.	60,100	4,083,795
		17,760,595
Energy – Alternate Sources — 0.1%
Headwaters, Inc.(a) (b)	54,435	639,067
Engineering & Construction — 1.6%
Emcor Group, Inc.(a)	69,275	1,636,968
Granite Construction, Inc.	28,800	1,041,984

	Number of Shares	Market Value
Insituform Technologies, Inc. Cl. A(a) (b)	116,300	$1,721,240
URS Corp.(a)	90,075	4,893,775
		9,293,967
Environmental Controls — 1.9%
Allied Waste Industries, Inc.(a)	125,400	1,381,908
Calgon Carbon Corp.(a) (b)	190,435	3,026,012
Casella Waste Systems, Inc. Cl. A(a)	72,900	950,616
Metal Management, Inc.	75,700	3,446,621
Waste Connections, Inc.(a)	75,050	2,319,045
		11,124,202
Foods — 0.9%
Nash Finch Co.(b)	43,000	1,517,040
Spartan Stores, Inc.	51,810	1,183,858
TreeHouse Foods, Inc.(a)	86,880	1,997,371
Winn-Dixie Stores Inc.-W/I(a)	36,000	607,320
		5,305,589
Forest Products & Paper — 1.6%
Buckeye Technologies, Inc.(a)	86,995	1,087,437
Building Materials Holding Corp.(b)	99,600	550,788
Deltic Timber Corp.	44,100	2,270,709
Potlatch Corp.	91,418	4,062,616
Wausau Paper Corp.	119,800	1,077,002
		9,048,552
Gas — 1.4%
AGL Resources, Inc.	37,905	1,426,744
Atmos Energy Corp.	52,985	1,485,699
Nicor, Inc.(b)	28,650	1,213,328
Southwest Gas Corp.	94,000	2,798,380
Vectren Corp.	43,300	1,256,133
		8,180,284
Hand & Machine Tools — 0.5%
Franklin Electric Co., Inc.(b)	29,500	1,128,965
Snap-on, Inc.	32,700	1,577,448
		2,706,413
Health Care – Products — 1.7%
AngioDynamics, Inc.(a)	55,800	1,062,432
Haemonetics Corp.(a) (b)	22,310	1,405,976
Invacare Corp.	71,005	1,789,326
PSS World Medical, Inc.(a)	91,470	1,790,068

	Number of Shares	Market Value
Steris Corp.	53,100	$1,531,404
West Pharmaceutical Services, Inc.	61,100	2,480,049
		10,059,255
Health Care – Services — 2.7%
Amedisys, Inc.(a) (b)	26,800	1,300,336
AMERIGROUP Corp.(a) (b)	52,500	1,913,625
Centene Corp.(a)	53,480	1,467,491
Covance, Inc.(a)	42,000	3,638,040
Healthways, Inc.(a) (b)	36,430	2,128,969
Medcath Corp.(a)	36,900	906,264
National Healthcare Corp.	37,700	1,949,090
Sunrise Senior Living, Inc.(a) (b)	58,100	1,782,508
Triple-S Management Corp. Cl. B(a)	23,100	466,851
		15,553,174
Holding Company – Diversified — 0.2%
Compass Diversified Holdings	73,000	1,087,700
Home Builders — 1.0%
Hovnanian K. Enterprises, Inc.(a) (b)	57,704	413,738
M/I Homes, Inc.(b)	58,000	609,000
Meritage Homes Corp.(a) (b)	121,200	1,765,884
Skyline Corp.	20,900	613,415
Standard-Pacific Corp.(b)	62,500	209,375
Winnebago Industries, Inc.(b)	109,300	2,297,486
		5,908,898
Home Furnishing — 0.3%
Ethan Allen Interiors, Inc.(b)	35,560	1,013,460
Stanley Furniture Co., Inc.(b)	73,500	882,000
		1,895,460
Household Products — 0.9%
Church & Dwight Co., Inc.(b)	32,280	1,745,380
CSS Industries, Inc.	52,400	1,923,080
The Scotts Miracle-Gro Co.(b)	39,200	1,466,864
		5,135,324
Insurance — 6.3%
Argo Group International Holdings Ltd.(a)	36,293	1,529,024
Aspen Insurance Holdings Ltd.(b)	59,405	1,713,240

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Delphi Financial Group, Inc. Cl. A	53,007	$1,870,087
Employers Holdings, Inc.	35,200	588,192
The Hanover Insurance Group, Inc.	48,725	2,231,605
HCC Insurance Holdings, Inc.	52,665	1,510,432
Horace Mann Educators Corp.	86,305	1,634,617
IPC Holdings Ltd.	49,465	1,428,055
Markel Corp.(a)	4,700	2,308,170
Max Capital Group Ltd.	82,100	2,297,979
The Midland Co.	46,700	3,021,023
National Interstate Corp.(b)	43,000	1,423,300
Navigators Group, Inc.(a)	23,175	1,506,375
Philadelphia Consolidated Holding Corp.(a)	55,610	2,188,254
The Phoenix Companies, Inc.	139,525	1,656,162
ProAssurance Corp.(a) (b)	86,400	4,745,088
Protective Life Corp.	31,800	1,304,436
State Auto Financial Corp.	43,200	1,136,160
United Fire & Casualty Co.	25,600	744,704
Zenith National Insurance Corp.	39,625	1,772,426
		36,609,329
Internet — 1.3%
Digital River, Inc.(a)	21,075	696,950
EarthLink, Inc.(a)	158,570	1,121,090
Harris Interactive, Inc.(a)	207,535	884,099
j2 Global Communications, Inc.(a)	38,305	810,917
United Online, Inc.	112,745	1,332,646
Vignette Corp.(a)	75,405	1,101,667
Websense, Inc.(a)	94,400	1,602,912
		7,550,281
Investment Companies — 0.8%
Ares Capital Corp.	133,700	1,956,031
Hercules Technology Growth Capital, Inc.(b)	114,600	1,423,332
Kohlberg Capital Corp.(b)	111,800	1,341,600
		4,720,963
Iron & Steel — 1.1%
Carpenter Technology Corp.	60,500	4,547,785
Cleveland-Cliffs, Inc.(b)	20,235	2,039,688
		6,587,473
Leisure Time — 0.1%
Multimedia Games, Inc.(a) (b)	55,240	460,702

	Number of Shares	Market Value
Machinery – Construction & Mining — 1.8%
Bucyrus International, Inc. Cl. A(b)	71,705	$7,126,760
Joy Global, Inc.	50,150	3,300,873
		10,427,633
Machinery – Diversified — 1.8%
Cascade Corp.(b)	30,100	1,398,446
Flowserve Corp.	18,705	1,799,421
IDEX Corp.	92,925	3,357,380
Nordson Corp.	67,000	3,883,320
		10,438,567
Machinery & Components — 0.1%
Watsco, Inc.(b)	22,403	823,534
Manufacturing — 3.8%
Ameron International Corp.	32,500	2,994,875
AptarGroup, Inc.	101,500	4,152,365
Barnes Group, Inc.	49,260	1,644,791
Ceradyne, Inc.(a)	26,450	1,241,299
EnPro Industries, Inc.(a)	31,670	970,686
Harsco Corp.	45,600	2,921,592
Hexcel Corp.(a)	108,900	2,644,092
Matthews International Corp. Cl. A(b)	89,600	4,199,552
Myers Industries, Inc.	96,400	1,394,908
		22,164,160
Media — 0.4%
Courier Corp.	4,100	135,341
Journal Register Co.(b)	89,000	156,640
Saga Communications, Inc. Cl. A(a)	99,700	587,233
Scholastic Corp.(a) (b)	46,625	1,626,746
		2,505,960
Medical Supplies — 0.8%
Owens & Minor, Inc.	105,500	4,476,365
Metal Fabricate & Hardware — 1.1%
Ampco-Pittsburgh Corp.	35,070	1,337,219
Circor International, Inc.	38,700	1,794,132
Haynes International, Inc.(a)	14,900	1,035,550
Timken Co.	60,400	1,984,140
		6,151,041
Mining — 1.2%
Compass Minerals International, Inc.	44,795	1,836,595
Hecla Mining Co.(a)	120,685	1,128,405
PAN American Silver Corp.(a)	31,250	1,091,563
Royal Gold, Inc.(b)	47,985	1,464,502

	Number of Shares	Market Value
Stillwater Mining Co.(a)	123,505	$1,193,058
Vulcan Materials Co.	2,600	205,634
		6,919,757
Oil & Gas — 6.0%
Atwood Oceanics, Inc.(a) (b)	32,800	3,287,872
Cabot Oil & Gas Corp.	198,685	8,020,913
Forest Oil Corp.(a)	131,178	6,669,090
GeoMet, Inc.(a) (b)	53,900	280,280
Mariner Energy, Inc.(a)	61,584	1,409,042
Penn Virginia Corp.	124,200	5,418,846
Petrohawk Energy Corp.(a) (b)	108,395	1,876,317
Swift Energy Co.(a)	33,800	1,490,918
W&T Offshore, Inc.(b)	34,800	1,042,608
Whiting Petroleum Corp.(a)	89,045	5,134,335
		34,630,221
Oil & Gas Services — 1.4%
CARBO Ceramics, Inc.(b)	32,700	1,216,440
Hercules Offshore, Inc.(a) (b)	58,492	1,390,940
TETRA Technologies, Inc.(a)	162,100	2,523,897
Union Drilling, Inc.(a)	30,300	477,831
W-H Energy Services, Inc.(a)	41,000	2,304,610
		7,913,718
Packaging & Containers — 0.0%
Chesapeake Corp.	25,500	132,345
Pharmaceuticals — 0.5%
Barr Pharmaceuticals, Inc.(a)	20,700	1,099,170
Pharmion Corp.(a) (b)	31,400	1,973,804
		3,072,974
Pipelines — 0.5%
Oneok, Inc.	58,290	2,609,643
Real Estate Investment Trusts (REITS) — 4.8%
American Campus Communities REIT	55,135	1,480,375
Anworth Mortgage Asset Corp.(b)	226,220	1,868,577
FelCor Lodging Trust, Inc.	55,650	867,584
First Potomac Realty Trust REIT	96,400	1,666,756
Highwoods Properties, Inc.(b)	43,190	1,268,922
Home Properties, Inc.(b)	35,190	1,578,272
Kilroy Realty Corp.	64,800	3,561,408
LaSalle Hotel Properties	68,300	2,178,770

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Lexington Realty Trust REIT(b)	92,110	$1,339,279
LTC Properties, Inc.	69,505	1,741,100
National Retail Properties, Inc. REIT(b)	62,395	1,458,795
Parkway Properties, Inc. REIT	36,900	1,364,562
SL Green Realty Corp.(b)	16,500	1,542,090
Sovran Self Storage, Inc. REIT	32,830	1,316,483
Strategic Hotels & Resorts, Inc. REIT	105,100	1,758,323
Sun Communities, Inc.(b)	45,315	954,787
Washington REIT(b)	57,600	1,809,216
		27,755,299
Retail — 3.3%
99 Cents Only Stores(a) (b)	104,195	829,392
AFC Enterprises, Inc.(a) (b)	65,845	745,365
Brinker International, Inc.	48,301	944,768
Brown Shoe Co., Inc.	115,445	1,751,301
Casey's General Stores, Inc.	61,600	1,823,976
Cash America International, Inc.	31,861	1,029,110
CEC Entertainment, Inc.(a)	31,885	827,735
Dollar Tree Stores, Inc.(a)	23,840	617,933
Fred's, Inc.(b)	78,900	759,807
Haverty Furniture Companies, Inc.(b)	117,500	1,056,325
Hot Topic, Inc.(a) (b)	125,795	732,127
OfficeMax, Inc.	24,560	507,410
The Pantry, Inc.(a) (b)	35,320	922,912
School Specialty, Inc.(a) (b)	68,505	2,366,848
Sonic Corp.(a)	61,250	1,341,375
The Steak n Shake Co.(a) (b)	77,200	841,480
Stein Mart, Inc.(b)	169,500	803,430
Wet Seal, Inc. Cl. A(a)	245,970	573,110
Zale Corp.(a) (b)	42,750	686,565
		19,160,969
Savings & Loans — 0.7%
Astoria Financial Corp.	67,650	1,574,216
First Niagara Financial Group, Inc.	85,200	1,025,808
Flushing Financial Corp.	99,905	1,603,475
		4,203,499
Semiconductors — 1.7%
Atmel Corp.(a)	262,375	1,133,460
ATMI, Inc.(a)	43,000	1,386,750
Brooks Automation, Inc.(a)	125,505	1,657,921
Exar Corp.(a)	69,300	552,321

	Number of Shares	Market Value
Fairchild Semiconductor International, Inc.(a)	85,690	$1,236,507
GSI Group, Inc.(a)	178,500	1,649,340
OmniVision Technologies, Inc.(a) (b)	28,880	451,972
Zoran Corp.(a)	80,735	1,817,345
		9,885,616
Software — 2.5%
CSG Systems International, Inc.(a) (b)	45,040	662,989
Global Payments, Inc.	52,000	2,419,040
MoneyGram International, Inc.(b)	56,200	863,794
Progress Software Corp.(a)	95,800	3,226,544
SeaChange International, Inc.(a)	207,520	1,500,370
SPSS, Inc.(a) (b)	103,715	3,724,406
Wind River Systems, Inc.(a)	219,300	1,958,349
		14,355,492
Telecommunications — 2.3%
Arris Group, Inc.(a)	128,600	1,283,428
Black Box Corp.	42,030	1,520,225
CommScope, Inc.(a)	40,745	2,005,061
Ixia(a)	145,000	1,374,600
Nice Systems Ltd. ADR (Israel)(a)	45,245	1,552,808
Oplink Communications, Inc.(a)	85,005	1,304,827
Premiere Global Services, Inc.(a)	173,600	2,577,960
RF Micro Devices, Inc.(a) (b)	189,945	1,084,586
Symmetricom, Inc.(a)	103,515	487,556
		13,191,051
Textiles — 0.4%
Culp, Inc.(a)	53,600	373,592
G&K Services, Inc. Cl. A	58,900	2,209,928
		2,583,520
Toys, Games & Hobbies — 0.2%
JAKKS Pacific, Inc.(a) (b)	42,850	1,011,689
Transportation — 2.9%
Genesee & Wyoming, Inc. Cl. A(a)	103,700	2,506,429
Hub Group, Inc. Cl. A(a)	41,585	1,105,329
Kirby Corp.(a)	103,200	4,796,736
Landstar System, Inc.	130,900	5,517,435
Pacer International, Inc.	45,490	664,154
UTI Worldwide, Inc.	116,600	2,285,360
		16,875,443
TOTAL EQUITIES (Cost $523,857,436)		559,601,843

	Number of Shares	Market Value
MUTUAL FUNDS — 0.2%
Financial Services — 0.0%
Government Reserve Investment Fund	6,473	$6,473
Investment Companies — 0.2%
First Financial Fund	131,831	1,448,822
TOTAL MUTUAL FUNDS (Cost $2,330,965)		1,455,295
TOTAL LONG TERM INVESTMENTS (Cost $526,188,401)		561,057,138
	Principal Amount
SHORT-TERM INVESTMENTS — 24.0%
Cash Equivalents — 20.6%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$2,846,653	2,846,653
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	2,846,653	2,846,653
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	1,707,994	1,707,994
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	2,277,325	2,277,325
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	2,277,325	2,277,325
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	1,423,328	1,423,328
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	1,423,328	1,423,328
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	3,985,319	3,985,319
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	2,277,325	2,277,325
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	1,707,994	1,707,994
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	1,423,328	1,423,328

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	$1,707,994	$1,707,994
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	1,707,994	1,707,994
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	1,707,994	1,707,994
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	1,707,994	1,707,994
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	2,277,325	2,277,325
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	2,846,657	2,846,657
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	12,098,289	12,098,289
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	2,277,325	2,277,325
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	1,707,994	1,707,994
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	1,423,328	1,423,328
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	2,561,990	2,561,990
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	853,997	853,997
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	2,846,657	2,846,657
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	2,846,657	2,846,657
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	2,846,657	2,846,657
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	1,707,994	1,707,994
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	1,707,994	1,707,994

	Principal Amount	Market Value
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	$1,992,659	$1,992,659
Reserve Primary Money Market Fund(c)	6,765,082	6,765,082
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	2,846,657	2,846,657
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	1,423,328	1,423,328
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	1,423,328	1,423,328
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	2,277,325	2,277,325
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	1,992,659	1,992,659
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	1,992,659	1,992,659
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	16,762,165	16,762,165
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	2,846,657	2,846,657
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	1,138,662	1,138,662
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	2,846,657	2,846,657
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	2,846,657	2,846,657
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	1,423,328	1,423,328
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	1,992,659	1,992,659
		119,601,894

	Principal Amount	Market Value
Repurchase Agreement — 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$19,877,313	$19,877,313
TOTAL SHORT-TERM INVESTMENTS (Cost $139,479,207)		139,479,207
TOTAL INVESTMENTS — 120.6% (Cost $665,667,608)(f)		700,536,345
Other Assets/ (Liabilities) — (20.6%)		(119,847,411)
NET ASSETS — 100.0%		$580,688,934

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $19,880,129. Collateralized by U.S. Government Agency obligations with a rate of 5.378%, maturity date of 12/15/2035, and an aggregate market value, including accrued interest, of $20,274,943.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.6%
COMMON STOCK — 99.6%
Advertising — 0.1%
Greenfield Online, Inc.(a)	2,800	$40,348
ValueVision Media, Inc. Cl. A(a)	4,800	29,808
		70,156
Aerospace & Defense — 0.3%
Aerovironment, Inc.(a) (b)	4,900	120,148
Triumph Group, Inc.	700	57,946
		178,094
Agriculture — 1.0%
Alliance One International, Inc.(a)	19,800	83,556
Universal Corp.(b)	7,800	407,004
Vector Group Ltd.	2,145	43,329
		533,889
Airlines — 0.1%
Allegiant Travel Co.(a)	800	26,912
Pinnacle Airlines Corp.(a) (b)	2,100	31,605
		58,517
Apparel — 1.3%
Deckers Outdoor Corp.(a)	3,571	572,038
Perry Ellis International, Inc.(a)	8,350	126,753
The Warnaco Group, Inc.(a)	1,100	37,950
		736,741
Auto Manufacturers — 0.1%
Wabash National Corp.	7,100	54,315
Automotive & Parts — 1.1%
American Axle & Manufacturing Holdings, Inc.	1,400	26,138
Amerigon, Inc.(a)	5,500	111,265
Cooper Tire & Rubber Co.	16,000	266,880
Exide Technologies(a)	5,700	46,452
Hayes Lemmerz International, Inc.(a)	11,200	51,520
Modine Manufacturing Co.	2,600	44,226
Standard Motor Products, Inc.	9,200	76,544
		623,025

	Number of Shares	Market Value
Banks — 4.8%
Alabama National Bancorp	600	$46,614
Banco Latinoamericano de Exportaciones SA Cl. E	5,500	88,825
Bank Mutual Corp.	3,600	37,548
Banner Corp.	100	2,873
Cathay General Bancorp	5,800	154,222
Chemical Financial Corp.	100	2,369
City National Corp.	6,000	354,600
The Colonial BancGroup, Inc.	2,100	27,867
East West Bancorp, Inc.	14,000	339,080
First Community Bancorp(b)	12,400	505,920
First South Bancorp, Inc.	3	68
Hanmi Financial Corp.	15,500	132,525
Preferred Bank/Los Angeles, CA	7,871	200,317
Signature Bank(a)	700	23,618
The South Financial Group, Inc.(b)	9,900	154,143
Sterling Financial Corp.	900	14,877
SVB Financial Group(a) (b)	7,200	363,816
Texas Capital Bancshares, Inc.(a)	2,700	48,357
Umpqua Holdings Corp.(b)	10,600	160,060
		2,657,699
Beverages — 0.7%
Boston Beer Co., Inc. Cl. A(a)	1,600	60,320
Green Mountain Coffee Roasters, Inc.(a) (b)	1,300	53,040
Hansen Natural Corp.(a)	2,600	115,648
National Beverage Corp.	24	195
PepsiAmericas, Inc.	3,900	134,355
		363,558
Biotechnology — 2.3%
Celera Genomics Group - Applera Corp.(a)	15,450	250,753
Exelixis, Inc.(a)	19,000	168,530
GenVec, Inc.(a)	12,700	17,399
Invitrogen Corp.(a)	1,200	110,892
Millennium Pharmaceuticals, Inc.(a) (b)	44,606	673,551
Regeneration Technologies, Inc.(a)	3,200	28,128
XOMA Ltd.(a)	7,800	25,584
		1,274,837

	Number of Shares	Market Value
Building Materials — 0.2%
Genlyte Group, Inc.(a)	100	$9,520
Goodman Global, Inc.(a)	1,600	39,312
NCI Building Systems, Inc.(a) (b)	1,100	31,361
		80,193
Chemicals — 3.8%
CF Industries Holdings, Inc.	9,140	1,023,589
Innospec, Inc.(b)	10,020	174,448
Metabolix, Inc.(a)	1,000	22,400
Minerals Technologies, Inc.	1,300	88,296
Penford Corp.	1,400	36,190
Stepan Co.	900	30,321
Terra Industries, Inc.(a)	14,100	692,733
Zep, Inc.(a) (b)	1,100	15,224
		2,083,201
Commercial Services — 7.8%
ABM Industries, Inc.	8,908	184,841
Albany Molecular Research, Inc.(a)	11,000	161,810
Arbitron, Inc.	2,300	97,060
Bowne & Co., Inc.	18,600	330,522
Capella Education Co.(a)	4,300	280,403
Career Education Corp.(a)	1,900	47,690
CDI Corp.	100	2,419
Chemed Corp.	1,100	61,413
Corinthian Colleges, Inc.(a)	3,300	50,952
CorVel Corp.(a)	5,658	130,417
CPI Corp.	3,389	83,200
DeVry, Inc.	4,500	233,100
DynCorp International, Inc.(a)	11,200	289,296
Healthspring, Inc.(a)	6,200	117,614
Integrated Electrical Services, Inc.(a)	5,800	112,810
INVESTools, Inc.(a)	1,000	0
ITT Educational Services, Inc.(a)	1,900	162,241
Kelly Services, Inc. Cl. A	100	1,929
Morningstar, Inc.(a)	300	23,280
MPS Group, Inc.(a)	2,200	24,552
PharmaNet Development Group, Inc.(a)	11,500	469,430
PHH Corp.(a)	4,200	74,676
Premier Exhibitions, Inc.(a) (b)	14,900	164,347
Pre-Paid Legal Services, Inc.(a) (b)	8,600	473,000
Service Corp. International	100	1,406

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Sotheby's	400	$15,904
Spherion Corp.(a)	40,883	300,081
Stewart Enterprises, Inc. Cl. A	10,800	93,636
TeleTech Holdings, Inc.(a)	9,450	198,355
TNS, Inc.(b)	5,100	89,250
TrueBlue, Inc.(a)	1,400	20,706
		4,296,340
Computers — 4.0%
Ansoft Corp.(a)	7,077	188,177
Ciber, Inc.(a)	20,200	125,240
Diebold, Inc.	300	8,667
Electronics for Imaging, Inc.(a)	200	4,452
Hutchinson Technology, Inc.(a)	4,200	112,392
iGate Corp.(a)	9,000	77,400
Immersion Corp.(a) (b)	27,000	348,300
Lexmark International, Inc. Cl. A(a)	2,200	78,496
Magma Design Automation, Inc.(a)	18,000	222,480
Manhattan Associates, Inc.(a)	4,200	109,116
Quantum Corp.(a)	53,300	143,377
Sigma Designs, Inc.(a) (b)	7,600	438,292
SYKES Enterprises, Inc.(a)	73	1,351
Synaptics, Inc.(a)	1,800	74,142
Synopsys, Inc.(a)	10,555	273,163
		2,205,045
Consumer Services — 0.1%
Core-Mark Holding Co., Inc.(a)	2,700	75,897
Cosmetics & Personal Care — 0.2%
Elizabeth Arden, Inc.(a)	4,100	82,738
Distribution & Wholesale — 0.4%
Tech Data Corp.(a)	5,305	200,953
Diversified Financial — 1.2%
Eaton Vance Corp.	1,300	58,760
Federated Investors, Inc. Cl. B	1,400	57,568
GAMCO Investors, Inc. Cl. A	600	41,604
Greenhill & Co., Inc.(b)	4,700	314,054
Janus Capital Group, Inc.	2,985	96,714
optionsXpress Holdings, Inc.	3,100	101,649
		670,349
Electric — 1.4%
Alliant Energy Corp.	700	28,770
Black Hills Corp.	2,200	97,614

	Number of Shares	Market Value
Central Vermont Public Service Corp.(b)	3,800	$119,700
Energy East Corp.	1,400	38,066
MDU Resources Group, Inc.	1,600	44,640
OGE Energy Corp.	45	1,641
Otter Tail Corp.	800	27,936
Pepco Holdings, Inc.	600	17,838
Pinnacle West Capital Corp.	4,800	204,000
Portland General Electric Co.	1,800	49,212
Westar Energy, Inc.	5,900	155,406
		784,823
Electrical Components & Equipment — 1.9%
Belden, Inc.	6,255	281,475
C&D Technologies, Inc.(a) (b)	13,900	87,709
Encore Wire Corp.(b)	8,700	139,809
Graftech International Ltd.(a)	19,700	356,767
Greatbatch, Inc.(a) (b)	1,400	27,874
Superior Essex, Inc.(a)	7,243	174,267
		1,067,901
Electronics — 3.1%
Analogic Corp.	5,600	389,144
Avnet, Inc.(a)	6,200	219,294
Coherent, Inc.(a)	2,000	50,500
Cubic Corp.	8,300	331,585
FLIR Systems, Inc.(a)	1,000	32,590
II-VI, Inc.(a)	200	6,386
Methode Electronics, Inc.	8,000	133,360
PerkinElmer, Inc.	5,300	138,489
Varian, Inc.(a)	5,900	396,952
		1,698,300
Engineering & Construction — 1.1%
Emcor Group, Inc.(a)	5,714	140,222
Perini Corp.(a)	8,200	351,698
Stanley, Inc.(a)	3,200	97,280
		589,200
Environmental Controls — 0.3%
Calgon Carbon Corp.(a) (b)	8,300	136,950
Foods — 2.8%
Cal-Maine Foods, Inc.(b)	9,800	267,736
Chiquita Brands International, Inc.(a) (b)	11,500	212,865
Fresh Del Monte Produce, Inc.(a)	12,700	430,022
Nash Finch Co.(b)	3,500	125,195
Performance Food Group Co.(a)	17,572	476,201
Village Super Market, Inc. Cl. A	200	10,418
Winn-Dixie Stores, Inc.(a)	1,700	28,543
		1,550,980

	Number of Shares	Market Value
Forest Products & Paper — 0.9%
Domtar Corp.(a)	200	$1,540
Potlatch Corp.	4,200	187,404
United Stationers, Inc.(a)	6,800	315,180
		504,124
Gas — 0.2%
Atmos Energy Corp.	1,800	50,580
Northwest Natural Gas Co.	1,000	49,750
WGL Holdings, Inc.	900	29,907
		130,237
Hand & Machine Tools — 0.3%
Baldor Electric Co.	1,700	58,616
Hardinge, Inc.	4,900	80,654
		139,270
Health Care – Products — 2.9%
ArthoCare Corp.(a) (b)	5,200	251,888
CONMED Corp.(a)	13,400	312,488
Cynosure, Inc. Cl. A(a)	500	13,205
Invacare Corp.	8,800	220,528
Kinetic Concepts, Inc.(a) (b)	5,100	276,471
Osteotech, Inc.(a)	7,600	58,216
PSS World Medical, Inc.(a)	1,600	32,160
Quidel Corp.(a)	2,700	52,731
Sonic Innovations, Inc.(a)	8,500	63,750
SurModics, Inc.(a) (b)	1,800	97,506
Ventana Medical Systems, Inc.(a) (b)	2,400	204,960
Zoll Medical Corp.(a)	1,136	30,070
		1,613,973
Health Care – Services — 1.8%
Air Methods Corp.(a)	1,100	55,517
Apria Healthcare Group, Inc.(a)	11,300	247,809
Centene Corp.(a)	2,900	79,924
Kindred Healthcare, Inc.(a)	8,500	211,225
Lincare Holdings, Inc.(a)	2,200	77,858
Magellan Health Services, Inc.(a)	700	33,348
Molina Healthcare, Inc.(a) (b)	3,700	143,819
RehabCare Group, Inc.(a)	5,200	117,312
		966,812
Home Builders — 0.1%
Coachmen Industries, Inc.	1,500	9,600
Monaco Coach Corp.	4,500	40,860
		50,460

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Home Furnishing — 0.7%
Tempur-Pedic International, Inc.(b)	15,000	$400,200
Household Products — 0.5%
American Greetings Corp. Cl. A	10,100	201,394
Fossil, Inc.(a)	2,100	89,628
		291,022
Insurance — 4.4%
American Physicians Capital, Inc.	3,700	156,325
Arch Capital Group Ltd.(a)	100	6,979
Aspen Insurance Holdings Ltd.(b)	23,700	687,063
Assured Guaranty Ltd.	11,700	304,317
Endurance Specialty Holdings Ltd.	7,000	294,420
Flagstone Reinsurance Holdings Ltd.	6,100	84,241
Max Capital Group Ltd.	13,900	391,841
NYMAGIC, Inc.	4,000	92,360
Platinum Underwriters Holdings Ltd.	8,600	307,536
SeaBright Insurance Holdings Ltd.(a)	3,200	48,736
Universal American Corp.(a)	2,000	50,660
		2,424,478
Internet — 5.7%
1-800-Flowers.com, Inc. Cl. A(a)	12,000	104,160
Asiainfo Holdings, Inc.(a)	35,100	377,676
Avocent Corp.(a)	3,700	87,690
Blue Coat Systems, Inc.(a)	5,000	170,700
Blue Nile, Inc.(a) (b)	5,900	416,776
Chordiant Software, Inc.(a)	25,100	214,605
CMGI, Inc.(a)	9,000	118,710
CyberSources Corp.(a)	3,367	63,434
EarthLink, Inc.(a)	8,300	58,930
eResearch Technology, Inc.(a)	8,100	95,499
Interwoven, Inc.(a)	25,575	366,490
On2 Technologies, Inc.(a) (b)	54,500	56,680
Overstock.com, Inc.(a) (b)	4,000	64,000
RealNetworks, Inc.(a)	12,700	78,994
S1 Corp.(a)	28,426	211,205
Shutterfly, Inc.(a)	7,800	206,310
Sohu.com, Inc.(a)	1,100	58,432
Vasco Data Security International, Inc.(a)	1,000	28,230
Vignette Corp.(a)	20,300	289,884
Vocus, Inc.(a)	3,100	109,027
		3,177,432

	Number of Shares	Market Value
Investment Companies — 0.5%
Apollo Investment Corp.	8,700	$153,381
Capital Southwest Corp.	1,200	139,452
		292,833
Iron & Steel — 0.2%
Schnitzer Steel Industries, Inc. Cl. A	1,400	93,940
Leisure Time — 0.8%
Multimedia Games, Inc.(a) (b)	7,900	64,464
Polaris Industries, Inc.(b)	8,300	401,471
		465,935
Machinery – Diversified — 1.1%
AGCO Corp.(a) (b)	1,700	116,807
Applied Industrial Technologies, Inc.	500	15,560
Chart Industries, Inc.(a)	3,600	111,672
Columbus McKinnon Corp.(a)	1,100	36,245
Hurco Companies, Inc.(a)	3,000	127,920
NACCO Industries, Inc. Cl. A	400	39,724
Tecumseh Products Co. Cl. A(a)	7,000	161,070
		608,998
Manufacturing — 2.3%
A.O. Smith Corp.	2,800	99,540
Acuity Brands, Inc.	2,300	103,776
AZZ, Inc.(a)	3,100	91,388
EnPro Industries, Inc.(a)	1,674	51,090
Koppers Holdings, Inc.	1,600	68,976
LSB Industries, Inc.(a) (b)	2,400	66,576
Lydall, Inc.(a)	3,800	39,938
SPX Corp.	1,264	130,584
Sturm, Ruger & Co., Inc.(a)	5,900	49,737
Teleflex, Inc.	1,300	80,821
Tredegar Corp.	26,800	436,572
Trimas Corp.(a)	5,400	59,400
		1,278,398
Media — 0.7%
Belo Corp. Cl. A(g)	16,500	289,410
Lin TV Corp. Cl. A(a)	7,600	92,264
		381,674
Medical Supplies — 0.1%
Owens & Minor, Inc.	1,600	68,000
Metal Fabricate & Hardware — 1.5%
Ampco-Pittsburgh Corp.	1,700	66,385
Circor International, Inc.	1,000	48,700
Dynamic Materials Corp.	200	12,168
Mueller Industries, Inc.	1,200	35,484

	Number of Shares	Market Value
Quanex Corp.(b)	3,600	$187,524
Sun Hydraulics Corp.	10,250	257,480
Worthington Industries, Inc.(b)	13,178	237,468
		845,209
Mining — 0.1%
Hecla Mining Co.(a)	3,900	36,465
Usec, Inc.(a) (b)	3,155	28,490
		64,955
Office Equipment/Supplies — 0.5%
Ikon Office Solutions, Inc.	20,299	269,368
Office Furnishings — 0.3%
Herman Miller, Inc.	500	17,700
HNI Corp.(b)	4,500	160,020
		177,720
Oil & Gas — 3.7%
Atwood Oceanics, Inc.(a)	600	60,780
Bill Barrett Corp.(a) (b)	3,300	145,563
Cimarex Energy Co.	1,800	75,546
Delek US Holdings, Inc.	3,400	68,884
Grey Wolf, Inc.(a) (b)	26,600	144,172
Holly Corp.	1,000	50,340
Patterson-UTI Energy, Inc.	6,400	126,272
Rosetta Resources, Inc.(a)	13,900	278,139
Stone Energy Corp.(a)	10,700	506,645
Swift Energy Co.(a)	12,500	544,750
Western Refining, Inc.(b)	1,400	34,160
		2,035,251
Oil & Gas Services — 1.2%
Dawson Geophysical Co.(a)	1,600	112,560
Global Industries Ltd.(a)	11,800	260,426
Newpark Resources, Inc.(a)	3,500	18,585
Trico Marine Services, Inc.(a)	4,300	158,455
Willbros Group, Inc.(a) (b)	3,300	128,799
		678,825
Pharmaceuticals — 3.2%
Caraco Pharmaceutical Laboratories Ltd.(a)	11,320	190,629
Cephalon, Inc.(a) (b)	1,000	72,400
Cubist Pharmaceuticals, Inc.(a)	26,100	556,452
CytRx Corp.(a) (b)	8,489	23,599
Javelin Pharmaceuticals, Inc.(a)	10,800	41,472
King Pharmaceuticals, Inc.(a)	5,500	56,540
OSI Pharmaceuticals, Inc.(a)	2,000	97,440
Pharmion Corp.(a) (b)	2,500	158,025

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Poniard Pharmaceuticals, Inc.(a)	4,809	$22,314
United Therapeutics Corp.(a) (b)	1,500	147,795
Vanda Pharmaceuticals, Inc.(a) (b)	1,000	6,790
Watson Pharmaceutical, Inc.(a)	11,900	326,774
Xenoport, Inc.(a)	1,600	91,120
		1,791,350
Real Estate — 0.4%
Jones Lang Lasalle, Inc.(b)	2,900	206,422
Real Estate Investment Trusts (REITS) — 5.4%
Agree Realty Corp. REIT	1,700	51,102
AMB Property Corp.	3,500	195,825
Anthracite Capital, Inc. REIT(b) (g)	13,501	103,958
BRE Properties, Inc. Cl. A REIT	2,000	79,940
Camden Property Trust REIT	4,400	208,560
Capital Trust Cl. A REIT(b)	100	3,050
Cousins Properties, Inc.(b)	50	1,101
DCT Industrial Trust, Inc. REIT	15,500	141,980
Douglas Emmett, Inc. REIT	700	15,841
Entertainment Properties Trust REIT	10,100	466,115
Equity Lifestyle Properties, Inc. REIT	600	27,150
Federal Realty Investment Trust REIT(b)	2,000	162,300
Gramercy Capital Corp.(b)	1,800	42,552
HCP, Inc. REIT	100	3,433
Kilroy Realty Corp.(b)	1,800	94,788
Medical Properties Trust, Inc.(b)	27,760	278,988
National Health Investors, Inc.	1,000	27,970
Post Properties, Inc. REIT(b)	4,200	144,690
Regency Centers Corp.	7,200	458,568
Taubman Centers, Inc. REIT(b)	6,400	312,128
Ventas, Inc.(b)	4,200	184,590
		3,004,629
Retail — 3.6%
Asbury Automotive Group, Inc.	1,997	30,215
AutoNation, Inc.(a) (b)	7,100	109,837
Bell Microproducts, Inc.(a)	15,100	92,261
Bob Evans Farms, Inc.	3,700	99,419

	Number of Shares	Market Value
California Pizza Kitchen, Inc.(a)	3,700	$56,832
Chipotle Mexican Grill, Inc. Cl. B(a)	2,400	302,328
Gamestop Corp. Cl. A(a)	1,300	80,990
J. Crew Group, Inc.(a)	900	43,884
Jack in the Box, Inc.(a)	9,500	249,375
Jo-Ann Stores, Inc.(a)	5,600	72,576
Jones Apparel Group, Inc.	3,000	48,750
Landry's Restaurants, Inc.	8,600	171,742
O'Charley's, Inc.	16,500	246,510
RadioShack Corp.(b)	9,800	165,914
Rush Enterprises, Inc. Cl. A(a)	6,448	117,612
Systemax, Inc.(b)	4,400	90,288
		1,978,533
Savings & Loans — 1.9%
Bankfinancial Corp.	1,400	21,784
Brookline Bancorp, Inc.	7,800	77,688
Downey Financial Corp.(b)	1,000	31,390
First Niagara Financial Group, Inc.	500	6,035
NewAlliance Bancshares, Inc.(b)	8,400	97,272
Provident Financial Services, Inc.(b)	42,200	603,882
Provident New York Bancorp	3,500	45,780
TierOne Corp.	1,000	21,830
Washington Federal, Inc.	7,300	154,176
		1,059,837
Semiconductors — 2.0%
Advanced Analogic Technologies, Inc.(a)	5,400	62,424
AMIS Holdings, Inc.(a)	5,000	50,350
Credence Systems Corp.(a)	24,200	60,984
Exar Corp.(a)	5,029	40,182
Intersil Corp. Cl. A	1,500	36,585
Micrel, Inc.	4,100	34,276
MIPS Technologies, Inc.(a) (b)	5,300	25,811
Monolithic Power Systems, Inc.(a)	10,700	228,445
Novellus Systems, Inc.(a)	5,700	157,662
QLogic Corp.(a)	3,500	49,455
Skyworks Solutions, Inc.(a)	41,600	359,840
		1,106,014
Software — 4.0%
Actuate Corp.(a)	2,600	20,774
Advent Software, Inc.(a) (b)	3,900	211,770
Captaris, Inc.(a)	18,694	79,076
Compuware Corp.(a)	5,600	49,448

	Number of Shares	Market Value
Concur Technologies, Inc.(a)	1,400	$52,164
Double-Take Software, Inc.(a)	700	13,377
Fair Isaac Corp.	10,000	324,000
JDA Software Group, Inc.(a)	900	18,567
MicroStrategy, Inc. Cl. A(a)	1,000	94,970
Novell, Inc.(a)	16,600	115,370
Omniture, Inc.(a) (b)	10,600	363,156
Pegasystems, Inc.	3,200	37,344
Phase Forward, Inc.(a)	9,000	196,380
Phoenix Technologies Ltd.(a)	9,500	121,790
SeaChange International, Inc.(a)	5,500	40,865
SEI Investments Co.	1,500	47,610
Synchronoss Technologies, Inc.(a) (b)	5,200	186,680
Taleo Corp. Cl. A(a)	19,500	230,738
		2,204,079
Telecommunications — 5.4%
ADTRAN, Inc.(b)	12,300	267,033
Applied Signal Technology, Inc.	4,800	64,800
Arris Group, Inc.(a)	10,655	103,991
Aruba Networks, Inc.(a) (b)	8,500	127,075
Atlantic Tele-Network, Inc.	3,000	103,170
Cbeyond, Inc.(a)	7,000	272,790
Ciena Corp.(a) (b)	1,000	34,320
Consolidated Communications Holdings, Inc.(b)	4,800	90,336
EMS Technologies, Inc.(a)	1,300	39,780
Foundry Networks, Inc.(a)	1,400	25,018
Iowa Telecommunications Services, Inc.	3,000	47,460
Loral Space & Communications(a)	5,900	212,164
Mastec, Inc.(a)	1,500	15,360
Network Equipment Technologies, Inc.(a)	8,300	69,139
Novatel Wireless, Inc.(a)	14,900	241,082
NTELOS Holdings Corp.	16,600	497,502
Plantronics, Inc.	3,000	79,200
Premiere Global Services, Inc.(a)	8,300	120,765
RF Micro Devices, Inc.(a) (b)	57,600	335,232
Surewest Communications	9,400	161,774
Switch & Data Facilities Co., Inc.(a)	1,600	26,032
USA Mobility, Inc.(a)	4,900	72,912
		3,006,935

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transportation — 3.1%
Genco Shipping & Trading Ltd.	4,200	$237,972
General Maritime Corp.(b)	14,900	365,050
Golar LNG Ltd.(b)	1,200	26,412
Gulfmark Offshore, Inc.(a)	6,600	311,190
J.B. Hunt Transport Services, Inc.	1,677	47,140
Knightsbridge Tankers Ltd.(b)	2,400	59,976
Overseas Shipholding Group, Inc.	2,807	211,760
Ryder System, Inc.	2,400	114,024
TBS International Ltd.(a)	8,300	281,868
Werner Enterprises, Inc.(b)	2,800	48,664
		1,704,056
TOTAL EQUITIES (Cost $59,177,410)		55,094,670
	Principal Amount
SHORT-TERM INVESTMENTS — 25.6%
Cash Equivalents — 25.2%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$331,658	331,658
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	331,657	331,657
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	198,995	198,995
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	265,326	265,326
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	265,326	265,326
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	165,829	165,829
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	165,829	165,829
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	464,321	464,321
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	265,326	265,326

	Principal Amount	Market Value
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	$198,995	$198,995
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	165,829	165,829
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	198,995	198,995
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	198,995	198,995
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	198,995	198,995
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	198,995	198,995
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	265,326	265,326
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	331,658	331,658
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,409,546	1,409,546
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	265,326	265,326
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	198,995	198,995
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	165,829	165,829
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	298,492	298,492
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	99,497	99,497
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	331,658	331,658
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	331,658	331,658
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	331,658	331,658

	Principal Amount	Market Value
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	$198,995	$198,995
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	198,995	198,995
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	232,160	232,160
Reserve Primary Money Market Fund(c)	788,185	788,185
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	331,658	331,658
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	165,829	165,829
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	165,829	165,829
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	265,326	265,326
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	232,160	232,160
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	232,160	232,160
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,952,924	1,952,924
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	331,658	331,658
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	132,663	132,663
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	331,658	331,658
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	331,658	331,658
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	165,829	165,829
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	232,160	232,160
		13,934,561

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreements — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$259,860	$259,860
TOTAL SHORT-TERM INVESTMENTS (Cost $14,194,421)		14,194,421
TOTAL INVESTMENTS — 125.2% (Cost $73,371,831)(f)		69,289,091
Other Assets/ (Liabilities) — (25.2%)		(13,957,025)
NET ASSETS — 100.0%		$55,332,066

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $259,897. Collateralized by a U.S. Government Agency obligation with a rate of 5.215%, maturity date of 12/25/2035, and an aggregate market value, including accrued interest, of $268,625.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

(g)  All or a portion of this security is held as collateral for open futures contracts. (Note 2)

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Advertising — 1.4%
Focus Media Holding Ltd. ADR (China)(a) (b)	37,800	$2,147,418
Aerospace & Defense — 0.9%
BE Aerospace, Inc.(a)	9,400	497,260
Teledyne Technologies, Inc.(a)	18,700	997,271
		1,494,531
Agriculture — 0.4%
Bunge Ltd.	6,100	710,101
Apparel — 0.9%
Bosideng International Holdings Ltd. HKD(a)	2,131,800	677,045
Tod's SpA EUR	10,817	759,247
		1,436,292
Auto Manufacturers — 0.5%
Paccar, Inc.	14,300	779,064
Banks — 0.7%
Northern Trust Corp.	14,000	1,072,120
Beverages — 0.7%
Molson Coors Brewing Co. Cl. B	9,800	505,876
The Pepsi Bottling Group, Inc.	13,600	536,656
		1,042,532
Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc.(a)	10,700	802,821
Charles River Laboratories International, Inc.(a)	31,100	2,046,380
Regeneron Pharmaceuticals, Inc.(a)	5,500	132,825
		2,982,026
Chemicals — 3.7%
Air Products & Chemicals, Inc.	10,300	1,015,889
FMC Corp.	6,300	343,665
Hercules, Inc.	46,600	901,710
Kingboard Chemical Holdings Ltd. HKD	185,000	1,095,330
The Mosaic Co.(a)	10,800	1,018,872
Rhodia SA EUR(a)	16,100	618,446
Terra Industries, Inc.(a)	18,100	864,456
		5,858,368

	Number of Shares	Market Value
Coal — 1.2%
CONSOL Energy, Inc.	27,400	$1,959,648
Commercial Services — 4.4%
Apollo Group, Inc. Cl. A(a)	15,900	1,115,385
FTI Consulting, Inc.(a)	10,300	634,892
Interactive Data Corp.	40,400	1,333,604
Iron Mountain, Inc.(a)	26,000	962,520
Net 1 UEPS Technologies, Inc.(a)	24,900	731,064
VistaPrint Ltd.(a)	19,900	852,715
Western Union Co.	52,800	1,281,984
		6,912,164
Computers — 1.6%
DST Systems, Inc.(a)	9,800	808,990
Logitech International CHF(a)	6,979	255,084
MICROS Systems, Inc.(a)	3,100	217,496
SanDisk Corp.(a)	19,200	636,864
Seagate Technology	25,400	647,700
		2,566,134
Distribution & Wholesale — 0.7%
LKQ Corp.(a)	54,400	1,143,488
Diversified Financial — 3.5%
Affiliated Managers Group, Inc.(a) (b)	4,800	563,808
IntercontinentalExchange, Inc.(a)	6,900	1,328,250
Invesco Ltd.(b)	35,000	1,098,300
MF Global Ltd.(a)	5,030	158,294
Nymex Holdings, Inc.(b)	7,200	961,992
T. Rowe Price Group, Inc.	24,000	1,461,120
		5,571,764
Electric — 1.3%
Allegheny Energy, Inc.	10,490	667,269
ITC Holdings Corp.	5,500	310,310
NRG Energy, Inc.(a) (b)	24,700	1,070,498
		2,048,077
Electrical Components & Equipment — 0.6%
Ametek, Inc.	21,300	997,692
Electronics — 1.5%
Dolby Laboratories, Inc. Cl. A(a)	15,700	780,604
FLIR Systems, Inc.(a)	37,400	1,170,620
Waters Corp.(a)	4,940	390,606
		2,341,830

	Number of Shares	Market Value
Energy – Alternate Sources — 3.9%
Covanta Holding Corp.(a)	55,000	$1,521,300
First Solar, Inc.(a)	4,960	1,325,014
SunPower Corp. Cl. A(a) (b)	13,000	1,695,070
Suntech Power Holdings Co. Ltd. ADR (China)(a)	19,400	1,597,008
		6,138,392
Engineering & Construction — 0.9%
McDermott International, Inc.(a)	12,600	743,778
The Shaw Group, Inc.(a)	11,200	676,928
		1,420,706
Environmental Controls — 1.2%
Mine Safety Appliances Co.(b)	15,500	803,985
Stericycle, Inc.(a)	11,700	694,980
Waste Connections, Inc.(a)	12,100	373,890
		1,872,855
Foods — 1.6%
Heinz (H. J.) Co.	14,470	675,460
SuperValu, Inc.	24,900	934,248
Wrigley (Wm.) Jr. Co.(b)	14,470	847,219
		2,456,927
Hand & Machine Tools — 0.9%
Kennametal, Inc.	19,000	719,340
Snap-on, Inc.	15,700	757,368
		1,476,708
Health Care – Products — 3.7%
Dentsply International, Inc.	14,400	648,288
Henry Schein, Inc.(a) (b)	10,300	632,420
Hologic, Inc.(a) (b)	33,300	2,285,712
Intuitive Surgical, Inc.(a)	3,200	1,038,400
Inverness Medical Innovations, Inc.(a) (b)	7,500	421,350
Mindray Medical International Ltd. ADR (China)(b)	20,200	867,994
		5,894,164
Health Care – Services — 0.6%
Coventry Health Care, Inc.(a)	15,500	918,375
Household Products — 1.0%
Fossil, Inc.(a)	17,200	722,056
Jarden Corp.(a) (b)	39,800	939,678
		1,661,734

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Housewares — 0.5%
Newell Rubbermaid, Inc.	28,900	$747,932
Insurance — 0.4%
Aon Corp.	13,500	643,815
Internet — 4.9%
Ctrip.com International Ltd. ADR (China)	12,400	712,628
Digital River, Inc.(a)	16,200	535,734
Equinix, Inc.(a) (b)	15,300	1,546,371
McAfee, Inc.(a)	41,440	1,554,000
Priceline.com, Inc.(a) (b)	4,020	461,737
Sina Corp.(a)	10,300	456,393
VeriSign, Inc.(a)	67,200	2,527,392
		7,794,255
Iron & Steel — 1.3%
Steel Dynamics, Inc.	33,500	1,995,595
United States Steel Corp.	1,000	120,910
		2,116,505
Leisure Time — 0.6%
WMS Industries, Inc.(a) (b)	24,900	912,336
Lodging — 0.7%
Melco PBL Entertainment Ltd. ADR (Hong Kong) (a)	36,100	417,316
Wynn Resorts Ltd.(b)	6,870	770,333
		1,187,649
Machinery – Diversified — 2.9%
AGCO Corp.(a) (b)	15,600	1,060,488
Cummins, Inc.	6,300	802,431
Flowserve Corp.	21,700	2,087,540
The Manitowoc Co., Inc.	13,300	649,439
		4,599,898
Manufacturing — 2.3%
Harsco Corp.	14,800	948,236
Pall Corp.	19,500	786,240
Peace Mark Holdings Ltd. HKD	185,700	297,267
Roper Industries, Inc.	15,600	975,624
SPX Corp.	6,900	709,665
		3,717,032
Media — 0.3%
Central European Media Enterprises Ltd.(a)	4,000	463,920
Metal Fabricate & Hardware — 0.7%
Precision Castparts Corp.	8,100	1,123,470

	Number of Shares	Market Value
Mining — 1.7%
Cameco Corp.	26,400	$1,050,984
Freeport-McMoran Copper & Gold, Inc.	15,500	1,587,820
		2,638,804
Oil & Gas — 6.0%
Chesapeake Energy Corp.	36,700	1,438,640
Diamond Offshore Drilling, Inc.(b)	8,200	1,164,400
EOG Resources, Inc.	12,400	1,106,700
Forest Oil Corp.(a)	15,900	808,356
Noble Corp.	15,600	881,556
Quicksilver Resources, Inc.(a)	17,000	1,013,030
Range Resources Corp.	26,400	1,355,904
Southwestern Energy Co.(a)	15,600	869,232
Ultra Petroleum Corp.(a)	12,400	886,600
		9,524,418
Oil & Gas Services — 1.8%
Exterran Holdings, Inc.(a)	7,500	613,500
National Oilwell Varco, Inc.(a)	14,500	1,065,170
Weatherford International Ltd.(a)	17,580	1,205,988
		2,884,658
Packaging & Containers — 2.1%
Owens-Illinois, Inc.(a) (b)	53,500	2,648,250
Rexam PLC GBP	76,562	638,437
		3,286,687
Pharmaceuticals — 5.4%
Alkermes, Inc.(a) (b)	30,400	473,936
Allergan, Inc.	18,100	1,162,744
Amylin Pharmaceuticals, Inc.(a) (b)	22,400	828,800
BioMarin Pharmaceutical, Inc.(a)	18,450	653,130
Elan Corp. PLC Sponsored ADR (Ireland) (a)	32,100	705,558
Express Scripts, Inc.(a)	16,900	1,233,700
The Medicines Co.(a)	17,200	329,552
Perrigo Co.	21,200	742,212
Shionogi & Co. Ltd. JPY	49,100	863,409
Shire PLC ADR (United Kingdom)	11,200	772,240
United Therapeutics Corp.(a) (b)	5,900	576,135
ZymoGenetics, Inc.(a) (b)	22,600	263,742
		8,605,158

	Number of Shares	Market Value
Pipelines — 1.1%
Questar Corp.	12,300	$665,430
The Williams Cos., Inc.	30,600	1,094,868
		1,760,298
Retail — 5.2%
BJ's Wholesale Club, Inc.(a)	38,900	1,315,987
Dick's Sporting Goods, Inc.(a)	28,000	777,280
Gamestop Corp. Cl. A(a)	22,800	1,416,108
The Gap, Inc.	46,600	991,648
Guess?, Inc.(b)	22,840	865,408
Kohl's Corp.(a)	22,400	1,025,920
Under Armour, Inc. Cl. A(a) (b)	7,900	344,993
Urban Outfitters, Inc.(a)	14,800	403,448
Yum! Brands, Inc.	30,900	1,182,543
		8,323,335
Semiconductors — 4.8%
Broadcom Corp. Cl. A(a)	28,000	731,920
Cavium Networks, Inc.(a) (b)	14,900	342,998
Cypress Semiconductor Corp.(a)	14,470	521,354
MEMC Electronic Materials, Inc.(a)	30,400	2,690,096
Nvidia Corp.(a)	54,800	1,864,296
Silicon Laboratories, Inc.(a)	12,700	475,361
Varian Semiconductor Equipment Associates, Inc.(a)	26,040	963,480
		7,589,505
Software — 9.0%
Activision, Inc.(a)	77,500	2,301,750
Autodesk, Inc.(a)	15,700	781,232
BMC Software, Inc.(a)	11,800	420,552
Citrix Systems, Inc.(a)	52,200	1,984,122
Electronic Arts, Inc.(a)	46,200	2,698,542
MasterCard, Inc. Cl. A(b)	6,100	1,312,720
Nuance Communications, Inc.(a) (b)	58,700	1,096,516
Omniture, Inc.(a) (b)	14,100	469,389
Paychex, Inc.	12,600	456,372
Salesforce.com, Inc.(a) (b)	15,200	952,888
THQ, Inc.(a)	18,400	518,696
UBISOFT Entertainment EUR(a)	11,900	1,207,333
		14,200,112
Telecommunications — 3.4%
Atheros Communications, Inc.(a)	18,800	574,152

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Crown Castle International Corp.(a)	24,600	$1,023,360
Foundry Networks, Inc.(a)	42,500	744,600
Juniper Networks, Inc.(a)	36,100	1,198,520
Millicom International Cellular SA(a) (b)	5,930	699,384
Nice Systems Ltd. ADR (Israel)(a)	24,900	854,568
SBA Communications Corp. Cl. A(a)	10,800	365,472
		5,460,056
Toys, Games & Hobbies — 0.6%
Marvel Entertainment, Inc.(a)	34,200	913,482
Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	26,060	1,410,367
Expeditors International of Washington, Inc.	16,010	715,327
Tidewater, Inc.	9,120	500,323
		2,626,017
Trucking & Leasing — 0.6%
Aircastle Ltd.	34,200	900,486
TOTAL EQUITIES (Cost $145,747,759)		154,922,938
	Principal Amount
SHORT-TERM INVESTMENTS — 18.6%
Cash Equivalents — 15.7%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$594,371	594,371
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	594,371	594,371
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	356,622	356,622
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	475,497	475,497
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	475,497	475,497
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	297,186	297,186

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	$297,186	$297,186
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	832,119	832,119
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	475,497	475,497
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	356,622	356,622
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	297,186	297,186
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	356,622	356,622
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	356,622	356,622
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	356,622	356,622
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	356,622	356,622
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	475,497	475,497
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	594,371	594,371
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	2,526,076	2,526,076
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	475,497	475,497
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	356,622	356,622
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	297,186	297,186
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	534,934	534,934
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	178,311	178,311
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	594,371	594,371

	Principal Amount	Market Value
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	$594,371	$594,371
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	594,371	594,371
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	356,622	356,622
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	356,622	356,622
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	416,059	416,059
Reserve Primary Money Market Fund(c)	1,412,523	1,412,523
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	594,371	594,371
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	297,186	297,186
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	297,186	297,186
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	475,497	475,497
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	416,059	416,059
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	416,059	416,059
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	3,499,879	3,499,879
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	594,371	594,371
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	237,748	237,748
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	594,371	594,371
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	594,371	594,371

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	$297,186	$297,186
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	416,059	416,059
		24,972,418
Repurchase Agreements — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	4,592,466	4,592,466
TOTAL SHORT-TERM INVESTMENTS (Cost $29,564,884)		29,564,884
TOTAL INVESTMENTS — 116.3% (Cost $175,312,643)(f)		184,487,822
Other Assets/ (Liabilities) — (16.3%)		(25,914,838)
NET ASSETS — 100.0%		$158,572,984

Notes to Portfolio of Investments

ADR - American Depository Receipt

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $4,593,117. Collateralized by a U.S. Government Agency obligation with a rate of 4.582%, a maturity date of 2/01/2035, and an aggregate market value, including accrued interest, of $4,684,573.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 96.4%
COMMON STOCK — 96.4%
Advertising — 1.9%
Clear Channel Outdoor Holdings, Inc. Cl. A(a) (b)	341,500	$9,445,890
Focus Media Holding Ltd. ADR (China)(a) (b)	38,100	2,164,461
Lamar Advertising Co. Cl. A(b)	277,400	13,334,618
Omnicom Group, Inc.	92,400	4,391,772
		29,336,741
Aerospace & Defense — 2.1%
Alliant Techsystems, Inc.(a) (b)	101,500	11,546,640
Empresa Brasileira de Aeronautica SA ADR (Brazil)(b)	48,500	2,211,115
Rockwell Collins, Inc.	260,300	18,733,791
		32,491,546
Airlines — 0.6%
SkyWest, Inc.	42,300	1,135,755
Southwest Airlines Co.	697,200	8,505,840
		9,641,595
Auto Manufacturers — 0.4%
Oshkosh Truck Corp.	137,000	6,474,620
Automotive & Parts — 0.7%
WABCO Holdings, Inc.	231,900	11,615,871
Banks — 0.7%
City National Corp.	14,700	875,385
East West Bancorp, Inc.	16,700	404,641
First Horizon National Corp.(b)	33,400	606,210
Northern Trust Corp.	64,600	4,947,068
SVB Financial Group(a) (b)	66,000	3,326,400
Synovus Financial Corp.	39,300	946,344
UCBH Holdings, Inc.(b)	29,900	423,384
		11,529,432
Beverages — 0.2%
Brown-Forman Corp. Cl. B(b)	32,200	2,386,342
Cott Corp.(a) (b)	223,000	1,485,180
		3,871,522

	Number of Shares	Market Value
Biotechnology — 2.9%
Affymetrix, Inc.(a) (b)	191,000	$4,419,740
Celgene Corp.(a) (b)	30,500	1,409,405
Charles River Laboratories International, Inc.(a)	54,100	3,559,780
Genzyme Corp.(a)	33,800	2,516,072
Human Genome Sciences, Inc.(a) (b)	278,000	2,902,320
Illumina, Inc.(a) (b)	110,600	6,554,156
Integra LifeSciences Holdings Corp.(a) (b)	17,600	737,968
Invitrogen Corp.(a)	33,800	3,157,258
Martek Biosciences Corp.(a) (b)	26,500	783,870
Millipore Corp.(a)	66,600	4,873,788
Myriad Genetics, Inc.(a)	55,000	2,553,100
PDL BioPharma, Inc.(a)	98,000	1,716,960
QIAGEN NV(a) (b)	319,500	6,725,475
Vertex Pharmaceuticals, Inc.(a)	181,700	4,220,891
		46,130,783
Building Materials — 0.2%
Trane, Inc.	82,000	3,830,220
Chemicals — 0.3%
Ecolab, Inc.	58,100	2,975,301
Sigma-Aldrich Corp.	24,100	1,315,860
		4,291,161
Coal — 2.0%
Arch Coal, Inc.	46,600	2,093,738
CONSOL Energy, Inc.	279,500	19,989,840
Foundation Coal Holdings, Inc.	76,900	4,037,250
Peabody Energy Corp.	82,000	5,054,480
		31,175,308
Commercial Services — 6.3%
Apollo Group, Inc. Cl. A(a)	46,406	3,255,381
Block (H&R), Inc.	34,900	648,093
The Corporate Executive Board Co.(b)	70,100	4,213,010
DeVry, Inc.	45,200	2,348,592
Equifax, Inc.	35,500	1,290,780
Fastenal Co.(b)	176,200	7,122,004
Iron Mountain, Inc.(a) (b)	298,975	11,068,054
ITT Educational Services, Inc.(a)	20,000	1,705,400

	Number of Shares	Market Value
Manpower, Inc.	150,900	$8,586,210
McKesson Corp.	23,200	1,519,832
Monster Worldwide, Inc.(a)	276,900	8,971,560
Moody's Corp.	106,400	3,798,480
Quanta Services, Inc.(a) (b)	406,600	10,669,184
Ritchie Bros. Auctioneers, Inc.	38,900	3,217,030
Robert Half International, Inc.	229,600	6,208,384
SAIC, Inc.(a)	505,000	10,160,600
VistaPrint Ltd.(a)	30,500	1,306,925
Western Union Co.	540,800	13,130,624
		99,220,143
Computers — 3.3%
Cadence Design Systems, Inc.(a)	59,100	1,005,291
Cognizant Technology Solutions Corp. Cl. A(a) (b)	114,200	3,875,948
DST Systems, Inc.(a)	174,800	14,429,740
FactSet Research Systems, Inc.	49,400	2,751,580
IHS, Inc. Cl. A(a)	72,000	4,360,320
Jack Henry & Associates, Inc.	221,400	5,388,876
Logitech International SA(a)	35,900	1,315,376
Network Appliance, Inc.(a) (b)	178,300	4,450,368
Perot Systems Corp. Cl. A(a)	51,900	700,650
Seagate Technology	488,100	12,446,550
Synopsys, Inc.(a)	39,700	1,029,421
		51,754,120
Cosmetics & Personal Care — 0.2%
Avon Products, Inc.	97,100	3,838,363
Distribution & Wholesale — 0.3%
LKQ Corp.(a)	84,000	1,765,680
W.W. Grainger, Inc.	25,600	2,240,512
		4,006,192
Diversified Financial — 3.1%
Affiliated Managers Group, Inc.(a) (b)	62,000	7,282,520
The Bear Stearns Cos., Inc.(b)	17,900	1,579,675
BlackRock, Inc.(b)	13,100	2,840,080

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Eaton Vance Corp.	265,700	$12,065,437
Federated Investors, Inc. Cl. B	58,000	2,387,280
Interactive Brokers Group, Inc.(a)	172,400	5,571,968
IntercontinentalExchange, Inc.(a)	23,700	4,562,250
Janus Capital Group, Inc.	48,600	1,596,510
Lazard Ltd. Cl. A	64,400	2,619,792
Legg Mason, Inc.	14,890	1,089,203
Nymex Holdings, Inc.(b)	39,700	5,304,317
optionsXpress Holdings, Inc.	45,600	1,542,192
		48,441,224
Electric — 0.4%
AES Corp.(a)	118,200	2,528,298
Reliant Energy, Inc.(a)	159,200	4,177,408
		6,705,706
Electrical Components & Equipment — 1.2%
Ametek, Inc.	361,500	16,932,660
General Cable Corp.(a)	19,500	1,428,960
		18,361,620
Electronics — 3.1%
Applera Corp. - Applied Biosystems Group	272,900	9,256,768
Cogent, Inc.(a) (b)	138,400	1,543,160
Cymer, Inc.(a)	25,600	996,608
Dolby Laboratories, Inc. Cl. A(a)	202,200	10,053,384
FLIR Systems, Inc.(a)	430,800	13,484,040
Gentex Corp.	65,000	1,155,050
II-VI, Inc.(a)	24,100	736,255
Jabil Circuit, Inc.	513,000	7,833,510
National Instruments Corp.	33,700	1,123,221
Waters Corp.(a)	36,700	2,901,869
		49,083,865
Energy – Alternate Sources — 0.8%
First Solar, Inc.(a)	22,000	5,877,080
SunPower Corp. Cl. A(a) (b)	50,000	6,519,500
		12,396,580
Engineering & Construction — 1.0%
Fluor Corp.	37,200	5,420,784
Foster Wheeler Ltd.(a)	35,200	5,456,704
McDermott International, Inc.(a)	93,900	5,542,917
		16,420,405

	Number of Shares	Market Value
Entertainment — 1.4%
DreamWorks Animation SKG, Inc. Cl. A(a)	137,100	$3,501,534
International Game Technology	372,700	16,372,711
Pinnacle Entertainment, Inc.(a)	108,000	2,544,480
		22,418,725
Environmental Controls — 0.4%
Republic Services, Inc.	136,050	4,265,167
Stericycle, Inc.(a)	37,300	2,215,620
		6,480,787
Foods — 0.9%
The Hershey Co.(b)	41,500	1,635,100
McCormick & Co., Inc.	57,900	2,194,989
Whole Foods Market, Inc.(b)	177,000	7,221,600
Wrigley (Wm.) Jr. Co.(b)	51,775	3,031,426
		14,083,115
Health Care – Products — 3.9%
American Medical Systems Holdings, Inc.(a) (b)	58,500	845,910
ArthoCare Corp.(a) (b)	43,000	2,066,150
Bard (C.R.), Inc.(b)	106,700	10,115,160
Becton, Dickinson & Co.	11,100	927,738
Dentsply International, Inc.	38,200	1,719,764
Edwards Lifesciences Corp.(a)	207,900	9,561,321
Gen-Probe, Inc.(a)	99,700	6,274,121
Henry Schein, Inc.(a) (b)	128,400	7,883,760
Hologic, Inc.(a) (b)	30,100	2,066,064
Intuitive Surgical, Inc.(a)	10,800	3,504,600
Masimo Corp.(a)	31,000	1,222,950
Patterson Cos., Inc.(a)	34,100	1,157,695
Resmed, Inc.(a) (b)	98,200	5,158,446
St. Jude Medical, Inc.(a)	91,500	3,718,560
Techne Corp.(a)	27,000	1,783,350
Varian Medical Systems, Inc.(a)	32,900	1,716,064
Zimmer Holdings, Inc.(a)	30,900	2,044,035
		61,765,688
Health Care – Services — 2.4%
Community Health Systems, Inc.(a)	167,000	6,155,620
Coventry Health Care, Inc.(a)	99,100	5,871,675
DaVita, Inc.(a)	55,550	3,130,243
Health Net, Inc.(a)	154,600	7,467,180
Healthways, Inc.(a) (b)	30,100	1,759,044

	Number of Shares	Market Value
Humana, Inc.(a)	44,300	$3,336,233
Laboratory Corp. of America Holdings(a)	67,400	5,090,722
Lincare Holdings, Inc.(a)	63,000	2,215,080
Quest Diagnostics, Inc.	41,900	2,216,510
		37,242,307
Home Builders — 0.3%
Centex Corp.(b)	28,200	712,332
KB Home(b)	18,400	397,440
Lennar Corp. Cl. A(b)	38,100	681,609
Pulte Homes, Inc.(b)	33,800	356,252
Thor Industries, Inc.(b)	22,600	859,026
Toll Brothers, Inc.(a) (b)	36,100	724,166
Winnebago Industries, Inc.(b)	42,800	899,656
		4,630,481
Home Furnishing — 0.7%
Harman International Industries, Inc.	152,000	11,203,920
Household Products — 0.2%
Avery Dennison Corp.(b)	17,300	919,322
The Clorox Co.	35,300	2,300,501
		3,219,823
Insurance — 2.5%
Ambac Financial Group, Inc.(b)	44,300	1,141,611
Aon Corp.	24,000	1,144,560
Arch Capital Group Ltd.(a)	25,500	1,793,925
Assurant, Inc.	160,400	10,730,760
Axis Capital Holdings Ltd.	225,900	8,803,323
Brown & Brown, Inc.	34,000	799,000
Cigna Corp.	78,100	4,196,313
Markel Corp.(a)	1,660	815,226
MBIA, Inc.(b)	58,400	1,087,992
Philadelphia Consolidated Holding Corp.(a)	39,000	1,534,650
Principal Financial Group, Inc.	72,000	4,956,480
RenaissanceRe Holdings Ltd.	15,000	903,600
Willis Group Holdings Ltd.	20,100	763,197
		38,670,637
Internet — 4.2%
Amazon.com, Inc.(a)	181,000	16,767,840
Baidu.com ADR (China)(a)	3,300	1,288,287
CNET Networks, Inc.(a) (b)	480,000	4,387,200
Digital River, Inc.(a)	113,600	3,756,752

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Expedia, Inc.(a)	324,300	$10,254,366
F5 Networks, Inc.(a)	69,700	1,987,844
McAfee, Inc.(a)	201,200	7,545,000
Sina Corp.(a)	30,800	1,364,748
Symantec Corp.(a)	66,600	1,074,924
VeriSign, Inc.(a) (b)	487,900	18,349,919
		66,776,880
Iron & Steel — 0.3%
Carpenter Technology Corp.	57,200	4,299,724
Leisure Time — 0.3%
Harley-Davidson, Inc.	63,200	2,952,072
Royal Caribbean Cruises Ltd.(b)	34,100	1,447,204
WMS Industries, Inc.(a) (b)	27,450	1,005,768
		5,405,044
Lodging — 1.7%
Boyd Gaming Corp.	23,900	814,273
Choice Hotels International, Inc.	57,700	1,915,640
Gaylord Entertainment Co.(a)	121,000	4,896,870
Marriott International, Inc. Cl. A	320,600	10,958,108
Melco PBL Entertainment Ltd. ADR (Hong Kong)(a) (b)	196,700	2,273,852
Starwood Hotels & Resorts Worldwide, Inc.	62,500	2,751,875
Wynn Resorts Ltd.(b)	22,800	2,556,564
		26,167,182
Machinery – Construction & Mining — 0.3%
Joy Global, Inc.	53,800	3,541,116
Terex Corp.(a)	23,500	1,540,895
		5,082,011
Machinery – Diversified — 0.7%
Graco, Inc.	39,700	1,479,222
IDEX Corp.	257,525	9,304,378
Zebra Technologies Corp. Cl. A(a)	14,400	499,680
		11,283,280
Manufacturing — 2.5%
Danaher Corp.	52,000	4,562,480
Donaldson Co., Inc.	62,000	2,875,560
ITT Corp.	154,100	10,176,764
Pall Corp.	34,700	1,399,104
Roper Industries, Inc.	322,700	20,181,658
		39,195,566

	Number of Shares	Market Value
Media — 2.3%
Cablevision Systems Corp. Cl. A(a)	246,900	$6,049,050
Central European Media Enterprises Ltd.(a)	10,600	1,229,388
CTC Media, Inc.(a)	64,600	1,950,920
Discovery Holding Co. Cl. A(a)	323,000	8,120,220
The McGraw-Hill Companies, Inc.(b)	86,000	3,767,660
Meredith Corp.	13,800	758,724
Rogers Communications, Inc. Cl. B	152,000	6,878,000
Shaw Communications, Inc. Cl. B(b)	51,400	1,217,152
WPP Group PLC Sponsored ADR (United Kingdom)(b)	40,100	2,578,029
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	341,000	4,173,840
		36,722,983
Metal Fabricate & Hardware — 0.3%
Precision Castparts Corp.	36,600	5,076,420
Mining — 0.9%
Agnico-Eagle Mines Ltd.(b)	174,500	9,532,935
Teck Cominco Ltd. Cl. B	122,000	4,356,620
		13,889,555
Office Furnishings — 0.0%
HNI Corp.(b)	13,600	476,816
Oil & Gas — 3.8%
Bill Barrett Corp.(a) (b)	18,800	787,156
Cabot Oil & Gas Corp.	30,700	1,239,359
CNX Gas Corp.(a) (b)	178,000	5,687,100
Compton Petroleum Corp.(a)	37,200	342,240
Compton Petroleum Corp.(a)	87,800	807,760
Diamond Offshore Drilling, Inc.(b)	21,500	3,053,000
EOG Resources, Inc.	165,000	14,726,250
Mariner Energy, Inc.(a)	37,800	864,864
Murphy Oil Corp.	161,000	13,659,240
Nabors Industries Ltd.(a)	61,200	1,676,268
SandRidge Energy, Inc.(a) (b)	80,600	2,890,316
Ultra Petroleum Corp.(a)	60,100	4,297,150
XTO Energy, Inc.	176,958	9,088,563
		59,119,266

	Number of Shares	Market Value
Oil & Gas Services — 4.6%
BJ Services Co.	400,100	$9,706,426
Cameron International Corp.(a)	216,000	10,396,080
Core Laboratories NV(a) (b)	38,400	4,789,248
FMC Technologies, Inc.(a) (b)	249,400	14,140,980
Smith International, Inc.	310,000	22,893,500
TETRA Technologies, Inc.(a)	211,000	3,285,270
Trican Well Service Ltd. CAD	42,000	821,544
Weatherford International Ltd.(a)	85,200	5,844,720
		71,877,768
Pharmaceuticals — 4.8%
Alkermes, Inc.(a) (b)	261,200	4,072,108
Allergan, Inc.	74,710	4,799,370
Amylin Pharmaceuticals, Inc.(a) (b)	106,600	3,944,200
Barr Pharmaceuticals, Inc.(a)	142,000	7,540,200
Cephalon, Inc.(a) (b)	184,900	13,268,424
Elan Corp. PLC Sponsored ADR (Ireland)(a) (b)	515,500	11,330,690
Express Scripts, Inc.(a)	63,200	4,613,600
Gilead Sciences, Inc.(a)	41,000	1,886,410
Medarex, Inc.(a) (b)	249,600	2,600,832
Medicis Pharmaceutical Corp. Cl. A(b)	164,000	4,259,080
OSI Pharmaceuticals, Inc.(a)	68,000	3,298,680
Sepracor, Inc.(a)	122,800	3,223,500
Theravance, Inc.(a)	147,700	2,880,150
Valeant Pharmaceuticals International(a)	248,000	2,968,560
Warner Chilcott Ltd. Cl. A(a)	279,400	4,953,762
		75,639,566
Pipelines — 0.3%
The Williams Cos., Inc.	134,800	4,823,144
Retail — 6.7%
Advance Auto Parts, Inc.	32,600	1,238,474
AnnTaylor Stores Corp.(a)	32,900	840,924
Bed Bath & Beyond, Inc.(a) (b)	283,500	8,332,065
Best Buy Co., Inc.	110,000	5,791,500
Carmax, Inc.(a) (b)	365,000	7,208,750

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
The Cheesecake Factory(a) (b)	141,000	$3,343,110
Chipotle Mexican Grill, Inc. Cl. B(a)	83,000	10,213,150
Coach, Inc.(a)	125,300	3,831,674
Dick's Sporting Goods, Inc.(a)	31,800	882,768
Family Dollar Stores, Inc.(b)	62,400	1,199,952
J. Crew Group, Inc.(a) (b)	112,000	5,399,520
Men's Wearhouse, Inc.	32,200	868,756
MSC Industrial Direct Co. Cl. A	26,000	1,052,220
O'Reilly Automotive, Inc.(a)	254,600	8,256,678
P.F. Chang's China Bistro, Inc.(a) (b)	67,000	1,530,280
Panera Bread Co. Cl. A(a) (b)	51,700	1,851,894
Petsmart, Inc.	344,400	8,103,732
Ross Stores, Inc.	78,600	2,009,802
Shoppers Drug Mart Corp. CAD	57,000	3,088,007
Shoppers Drug Mart Corp. CAD	38,000	2,058,672
Staples, Inc.	76,050	1,754,474
Tiffany & Co.	61,000	2,807,830
Tim Hortons, Inc.(b)	182,800	6,750,804
The TJX Cos., Inc.	114,100	3,278,093
Tractor Supply Co.(a) (b)	22,800	819,432
Under Armour, Inc. Cl. A(a) (b)	44,000	1,921,480
Urban Outfitters, Inc.(a) (b)	42,600	1,161,276
Williams-Sonoma, Inc.	181,000	4,687,900
Yum! Brands, Inc.	135,100	5,170,277
		105,453,494
Semiconductors — 5.6%
Altera Corp.	553,300	10,689,756
Analog Devices, Inc.	101,500	3,217,550
Broadcom Corp. Cl. A(a)	121,500	3,176,010
Fairchild Semiconductor International, Inc.(a)	64,600	932,178
Integrated Device Technology, Inc.(a)	88,500	1,000,935
Intersil Corp. Cl. A	345,800	8,465,184
KLA-Tencor Corp.	22,700	1,093,232
Lam Research Corp.(a)	23,900	1,033,197
Linear Technology Corp.(b)	104,800	3,335,784
Marvell Technology Group Ltd.(a) (b)	587,300	8,210,454

	Number of Shares	Market Value
Maxim Integrated Products, Inc.	104,100	$2,756,568
MEMC Electronic Materials, Inc.(a)	49,400	4,371,406
Microchip Technology, Inc.	318,500	10,007,270
National Semiconductor Corp.	106,900	2,420,216
ON Semiconductor Corp.(a) (b)	655,800	5,823,504
PMC-Sierra, Inc.(a)	552,000	3,610,080
QLogic Corp.(a)	77,600	1,101,920
Silicon Laboratories, Inc.(a)	47,700	1,785,411
Teradyne, Inc.(a)	445,400	4,605,436
Xilinx, Inc.	480,700	10,512,909
		88,149,000
Software — 5.4%
Activision, Inc.(a)	104,110	3,092,067
American Reprographics Co.(a) (b)	85,200	1,404,096
Autodesk, Inc.(a) (b)	150,600	7,493,856
Avid Technology, Inc.(a) (b)	121,000	3,429,140
Cerner Corp.(a) (b)	93,000	5,245,200
Citrix Systems, Inc.(a)	47,100	1,790,271
Dun & Bradstreet Corp.	14,900	1,320,587
Electronic Arts, Inc.(a)	75,800	4,427,478
Fidelity National Information Services, Inc.	22,200	923,298
Fiserv, Inc.(a)	186,800	10,365,532
Global Payments, Inc.	223,100	10,378,612
Intuit, Inc.(a)	201,500	6,369,415
NAVTEQ Corp.(a)	13,000	982,800
Paychex, Inc.	119,400	4,324,668
Red Hat, Inc.(a) (b)	615,700	12,831,188
Salesforce.com, Inc.(a) (b)	91,000	5,704,790
Satyam Computer Services Ltd. ADR (India)(b)	85,800	2,292,576
SEI Investments Co.	39,600	1,273,932
THQ, Inc.(a)	59,250	1,670,258
		85,319,764
Telecommunications — 6.2%
ADTRAN, Inc.(b)	79,000	1,689,020
Amdocs Ltd.(a)	275,000	9,479,250
American Tower Corp. Cl. A(a)	322,900	13,755,540
Ciena Corp.(a) (b)	109,000	3,717,990
Crown Castle International Corp.(a)	357,000	14,851,200

	Number of Shares	Market Value
Foundry Networks, Inc.(a)	71,300	$1,249,176
Harris Corp.	84,000	5,265,120
JDS Uniphase Corp.(a)	367,200	4,883,760
Juniper Networks, Inc.(a)	561,700	18,648,440
Leap Wireless International, Inc.(a) (b)	212,900	9,929,656
MetroPCS Communications, Inc.(a) (b)	305,500	5,941,975
NeuStar, Inc. Cl. A(a)	32,300	926,364
NII Holdings, Inc. Cl. B(a)	38,500	1,860,320
SBA Communications Corp. Cl. A(a)	180,800	6,118,272
		98,316,083
Textiles — 0.1%
Cintas Corp.	31,000	1,042,220
Toys, Games & Hobbies — 0.1%
Mattel, Inc.	63,400	1,207,136
Transportation — 0.9%
C.H. Robinson Worldwide, Inc.	63,100	3,414,972
Expeditors International of Washington, Inc.	70,700	3,158,876
Landstar System, Inc.	71,800	3,026,370
UTI Worldwide, Inc.	223,400	4,378,640
		13,978,858
TOTAL COMMON STOCK (Cost $1,227,721,101)		1,519,634,260
PREFERRED STOCK — 0.0%
Banking, Savings & Loans Bill Me Later, Inc. Preferred (Acquired 08/16/2007, Cost $434,760)(a) (c) (h)	12,000	434,760
TOTAL PREFERRED STOCK (Cost $434,760)		434,760
TOTAL EQUITIES (Cost $1,228,155,861)		1,520,069,020
MUTUAL FUND — 1.1%
Financial Services
Government Reserve Investment Fund	18,145,613	18,145,613
TOTAL MUTUAL FUND (Cost $18,145,613)		18,145,613
TOTAL LONG TERM INVESTMENTS (Cost $1,246,301,474)		1,538,214,633

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 16.2%
Cash Equivalents — 13.7%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$5,133,402	$5,133,402
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	5,133,402	5,133,402
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	3,080,041	3,080,041
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	4,106,722	4,106,722
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	4,106,722	4,106,722
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	2,566,701	2,566,701
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	2,566,701	2,566,701
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	7,186,763	7,186,763
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	4,106,722	4,106,722
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	3,080,041	3,080,041
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	2,566,701	2,566,701
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	3,080,041	3,080,041
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	3,080,041	3,080,041
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	3,080,041	3,080,041
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	3,080,041	3,080,041
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	4,106,722	4,106,722

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	$5,133,402	$5,133,402
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	21,816,959	21,816,959
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	4,106,722	4,106,722
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	3,080,041	3,080,041
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	2,566,701	2,566,701
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	4,620,062	4,620,062
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	1,540,021	1,540,021
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	5,133,402	5,133,402
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	5,133,402	5,133,402
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	5,133,402	5,133,402
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	3,080,041	3,080,041
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	3,080,041	3,080,041
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	3,593,381	3,593,381
Reserve Primary Money Market Fund(d)	12,199,537	12,199,537
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	5,133,402	5,133,402
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	2,566,701	2,566,701
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	2,566,701	2,566,701

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	$4,106,722	$4,106,722
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	3,593,381	3,593,381
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	3,593,381	3,593,381
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	30,227,376	30,227,376
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	5,133,402	5,133,402
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	2,053,360	2,053,360
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	5,133,402	5,133,402
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	5,133,402	5,133,402
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	2,566,701	2,566,701
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	3,593,381	3,593,381
		215,679,230
Repurchase Agreements — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	40,111,141	40,111,141
TOTAL SHORT-TERM INVESTMENTS (Cost $255,790,371)		255,790,371
TOTAL INVESTMENTS — 113.7% (Cost $1,502,091,845)(g)		1,794,005,004
Other Assets/ (Liabilities) — (13.7%)		(216,823,960)
NET ASSETS — 100.0%		$1,577,181,044

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Principal amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $40,116,823. Collateralized by U.S. Government Agency obligations with rates ranging from 5.121% to 6.755% , maturity dates ranging from 11/01/2035 to 12/01/2035, and an aggregate market value, including accrued interest, of $40,916,25

(g)  See Note 6 for aggregate cost for Federal tax purposes.

(h)  Restricted security. (Note 2).

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 92.8%
COMMON STOCK — 92.8%
Advertising — 0.6%
Focus Media Holding Ltd. ADR (China)(a) (b)	69,040	$3,922,162
Aerospace & Defense — 1.3%
Teledyne Technologies, Inc.(a) (b)	87,840	4,684,507
Transdigm Group, Inc.(a)	50,600	2,285,602
Triumph Group, Inc.	26,500	2,182,275
		9,152,384
Airlines — 0.2%
Airtran Holdings, Inc.(a)	160,400	1,148,464
Apparel — 0.2%
Skechers U.S.A., Inc. Cl. A(a)	64,600	1,260,346
Automotive & Parts — 0.4%
Tenneco, Inc.(a)	70,500	1,837,935
TRW Automotive Holdings Corp.(a)	50,200	1,049,180
		2,887,115
Banks — 0.5%
First Community Bancorp(b)	28,400	1,171,216
UCBH Holdings, Inc.(b)	42,900	607,464
UMB Financial Corp.	36,800	1,411,648
		3,190,328
Beverages — 0.1%
Jones Soda Co.(a) (b)	86,300	642,072
Biotechnology — 2.4%
Arena Pharmaceuticals, Inc.(a) (b)	49,680	388,994
Charles River Laboratories International, Inc.(a)	68,400	4,500,720
Exelixis, Inc.(a)	78,700	679,181
Human Genome Sciences, Inc.(a) (b)	181,900	1,899,036
Incyte Corp.(a) (b)	153,600	1,543,680
Lifecell Corp.(a)	114,000	4,914,540
Millennium Pharmaceuticals, Inc.(a)	58,470	875,881
Regeneron Pharmaceuticals, Inc.(a)	64,200	1,550,430
		16,352,462

	Number of Shares	Market Value
Chemicals — 2.6%
Agrium, Inc.	29,490	$2,129,473
Cytec Industries, Inc.	12,300	757,434
Ferro Corp.	106,400	2,205,672
FMC Corp.	22,100	1,205,555
Hercules, Inc.(b)	190,490	3,685,981
Minerals Technologies, Inc.(b)	24,800	1,660,360
Terra Industries, Inc.(a)	30,370	1,450,471
Zoltek Cos., Inc.(a) (b)	109,800	4,707,126
		17,802,072
Coal — 0.9%
Arch Coal, Inc.	51,300	2,304,909
Foundation Coal Holdings, Inc.	74,610	3,917,025
		6,221,934
Commercial Services — 7.7%
Aegean Marine Petroleum Network, Inc.	30,390	1,166,672
AerCap Holdings NV(a)	150,220	3,135,091
American Public Education, Inc.(a)	15,200	635,056
Bankrate, Inc.(a) (b)	117,500	5,650,575
Bowne & Co., Inc.	99,100	1,744,160
Capella Education Co.(a) (b)	46,600	3,050,436
CoStar Group, Inc.(a) (b)	95,400	4,507,650
Dollar Financial Corp.(a)	70,770	2,171,931
FTI Consulting, Inc.(a)	42,970	2,648,671
Interactive Data Corp.	78,460	2,589,965
Iron Mountain, Inc.(a)	73,810	2,732,446
ITT Educational Services, Inc.(a) (b)	64,050	5,461,543
Live Nation, Inc.(a) (b)	102,590	1,489,607
Morningstar, Inc.(a)	3,900	303,225
Pharmaceutical Product Development, Inc.	67,140	2,710,442
Sotheby's	79,900	3,044,190
Stewart Enterprises, Inc. Cl. A	261,000	2,322,900
VistaPrint Ltd.(a) (b)	172,110	7,374,913
		52,739,473
Computers — 5.0%
Electronics for Imaging, Inc.(a) (b)	94,200	2,117,616
FactSet Research Systems, Inc.	198,044	11,031,051
IHS, Inc. Cl. A(a)	39,990	2,421,794

	Number of Shares	Market Value
Mentor Graphics Corp.(a)	104,300	$1,124,354
MICROS Systems, Inc.(a)	148,700	10,432,792
Riverbed Technology, Inc.(a)	154,000	4,117,960
Smart Modular Technologies(a)	287,030	2,921,965
		34,167,532
Cosmetics & Personal Care — 0.8%
Bare Escentuals, Inc.(a) (b)	238,750	5,789,687
Distribution & Wholesale — 2.2%
Ingram Micro, Inc. Cl. A(a)	144,000	2,597,760
LKQ Corp.(a)	589,296	12,387,002
		14,984,762
Diversified Financial — 1.8%
Aberdeen Asset Management PLC GBP	305,518	1,026,598
Advanta Corp. Cl. B	145,650	1,175,395
Financial Federal Corp.(b)	197,624	4,405,039
GLG Partners, Inc.(a) (b)	88,460	1,203,056
JMP Group, Inc.	154,600	1,311,008
MF Global Ltd.(a)	71,300	2,243,811
The NASDAQ Stock Market, Inc.(a)	26,600	1,316,434
		12,681,341
Electric — 0.3%
El Paso Electric Co.(a)	66,100	1,690,177
Electronics — 0.6%
Benchmark Electronics, Inc.(a) (b)	71,650	1,270,354
Faro Technologies, Inc.(a)	24,710	671,618
FLIR Systems, Inc.(a)	74,640	2,336,232
		4,278,204
Energy – Alternate Sources — 1.2%
C. Rokas SA Cl. C EUR	28,177	783,269
Covanta Holding Corp.(a)	166,470	4,604,560
JA Solar Holdings Co. Ltd. Sponsored ADR (China)(a)	17,900	1,249,599
VeraSun Energy Corp.(a) (b)	102,400	1,564,672
		8,202,100
Engineering & Construction — 2.3%
Chicago Bridge & Iron Co.	258,848	15,644,773

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Entertainment — 3.3%
Churchill Downs, Inc.	32,600	$1,759,422
DreamWorks Animation SKG, Inc. Cl. A(a)	78,000	1,992,120
National CineMedia, Inc.	112,700	2,841,167
Scientific Games Corp. Cl. A(a) (b)	271,840	9,038,680
Vail Resorts, Inc.(a) (b)	127,200	6,844,632
		22,476,021
Environmental Controls — 0.9%
Mine Safety Appliances Co.(b)	17,091	886,510
Stericycle, Inc.(a)	34,020	2,020,788
Waste Connections, Inc.(a)	110,100	3,402,090
		6,309,388
Foods — 0.1%
Pilgrim's Pride Corp.	19,400	561,630
Gas — 0.2%
UGI Corp.	58,900	1,605,025
Hand & Machine Tools — 0.2%
Kennametal, Inc.	38,900	1,472,754
Health Care – Products — 2.3%
AngioDynamics, Inc.(a)	76,330	1,453,323
Hologic, Inc.(a) (b)	67,884	4,659,558
Kensey Nash Corp.(a) (b)	58,800	1,759,296
Mindray Medical International Ltd. ADR (China)	31,360	1,347,539
Symmetry Medical, Inc.(a)	95,600	1,666,308
Visicu, Inc.(a)	272,400	3,233,388
Volcano Corp.(a)	130,090	1,627,426
		15,746,838
Health Care – Services — 3.5%
Community Health Systems, Inc.(a)	53,000	1,953,580
Health Management Associates, Inc. Cl. A	259,840	1,553,843
Healthsouth Corp.(a) (b)	68,370	1,435,770
Healthways, Inc.(a) (b)	196,250	11,468,850
Icon PLC Sponsored ADR (United Kingdom)(a)	51,200	3,167,232
LifePoint Hospitals, Inc.(a)	50,100	1,489,974
Magellan Health Services, Inc.(a)	36,600	1,706,658
Matria Healthcare, Inc.(a) (b)	64,450	1,531,977
		24,307,884

	Number of Shares	Market Value
Holding Company – Diversified — 0.3%
Liberty Acquisition Holdings Corp.(a)	154,430	$1,683,287
Home Furnishing — 0.8%
DTS, Inc.(a) (b)	136,650	3,494,141
TiVo, Inc.(a)	257,600	2,148,384
		5,642,525
Household Products — 0.5%
Church & Dwight Co., Inc.(b)	31,750	1,716,723
Fossil, Inc.(a)	35,990	1,510,860
		3,227,583
Insurance — 2.3%
Allied World Assurance Holdings Ltd.	56,650	2,842,131
Aspen Insurance Holdings Ltd.(b)	63,800	1,839,992
Employers Holdings, Inc.	83,700	1,398,627
FPIC Insurance Group, Inc.(a)	27,505	1,182,165
Platinum Underwriters Holdings Ltd.	48,000	1,706,880
ProAssurance Corp.(a) (b)	91,730	5,037,812
Reinsurance Group of America, Inc.	34,800	1,826,304
		15,833,911
Internet — 6.9%
Art Technology Group, Inc.(a)	93,300	403,056
Blue Nile, Inc.(a) (b)	54,700	3,722,882
Constant Contact, Inc.(a) (b)	123,600	2,657,400
Ctrip.com International Ltd. ADR (China)	26,860	1,543,644
DealerTrack Holdings, Inc.(a)	115,450	3,864,112
Digital River, Inc.(a)	13,670	452,067
Equinix, Inc.(a) (b)	40,230	4,066,046
Harris Interactive, Inc.(a)	172,300	733,998
LoopNet, Inc.(a) (b)	277,000	3,891,850
Orbitz Worldwide, Inc.(a)	146,040	1,241,340
Priceline.com, Inc.(a) (b)	10,830	1,243,934
S1 Corp.(a)	200,400	1,462,920
Sapient Corp.(a)	248,700	2,191,047
Shutterfly, Inc.(a)	163,600	4,191,432
Sina Corp.(a)	185,500	8,219,505
The TriZetto Group, Inc.(a) (b)	169,960	2,952,205
Vocus, Inc.(a)	140,028	4,835,167
		47,672,605

	Number of Shares	Market Value
Investment Companies — 0.2%
Babcock & Brown Wind Partners AUD	1,018,937	$1,516,095
Iron & Steel — 0.5%
Cleveland-Cliffs, Inc.	16,430	1,656,144
Steel Dynamics, Inc.	32,245	1,920,835
		3,576,979
Lodging — 1.4%
Gaylord Entertainment Co.(a)	243,300	9,846,351
Machinery – Construction & Mining — 2.8%
Bucyrus International, Inc. Cl. A(b)	178,250	17,716,268
Outotec OYJ EUR	26,406	1,439,932
		19,156,200
Machinery – Diversified — 0.8%
Chart Industries, Inc.(a)	48,760	1,506,684
Flowserve Corp.	44,400	4,271,280
		5,777,964
Manufacturing — 0.4%
Hansen Transmissions International NV GBP(a)	147,207	850,549
Hexcel Corp.(a)	72,400	1,757,872
		2,608,421
Media — 0.5%
Dolan Media Co.(a)	42,300	1,233,891
LodgeNet Entertainment Corp.(a) (b)	49,700	866,768
NET Servicos de Comunicacao SA ADR (Brazil)(b)	98,220	1,176,676
		3,277,335
Mining — 0.5%
Century Aluminum Co.(a)	28,700	1,548,078
Timminco Ltd. CAD(a)	32,580	727,424
Uranium One, Inc. CAD(a) (b)	147,895	1,328,362
		3,603,864
Oil & Gas — 4.7%
Bill Barrett Corp.(a) (b)	269,250	11,273,498
Cabot Oil & Gas Corp.	57,620	2,326,119
Comstock Resources, Inc.(a)	59,000	2,006,000
Denbury Resources, Inc.(a)	107,600	3,201,100
Forest Oil Corp.(a)	41,840	2,127,146
Newfield Exploration Co.(a)	117,750	6,205,425
Rosetta Resources, Inc.(a)	82,100	1,628,043

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Warren Resources, Inc.(a)	107,320	$1,516,432
Whiting Petroleum Corp.(a)	39,400	2,271,804
		32,555,567
Oil & Gas Services — 0.3%
Complete Production Services, Inc.(a)	84,220	1,513,433
Core Laboratories NV(a)	6,200	773,264
		2,286,697
Packaging & Containers — 0.8%
Greif, Inc. Cl. A	27,050	1,768,259
Owens-Illinois, Inc.(a)	49,880	2,469,060
Rexam PLC GBP	168,990	1,409,178
		5,646,497
Pharmaceuticals — 3.5%
Adams Respiratory Therapeutics, Inc.(a) (b)	242,250	14,472,015
Alkermes, Inc.(a) (b)	150,890	2,352,375
Amylin Pharmaceuticals, Inc.(a) (b)	77,140	2,854,180
The Medicines Co.(a)	81,240	1,556,558
Perrigo Co.	49,600	1,736,496
Warner Chilcott Ltd. Cl. A(a) (b)	64,750	1,148,018
		24,119,642
Real Estate Investment Trusts (REITS) — 0.2%
American Campus Communities REIT	60,500	1,624,425
Retail — 4.3%
BJ's Wholesale Club, Inc.(a)	53,420	1,807,199
Chipotle Mexican Grill, Inc. Cl. A(a) (b)	16,000	2,353,120
Denny's Corp.(a)	390,000	1,462,500
Dick's Sporting Goods, Inc.(a)	72,190	2,003,994
Dollar Tree Stores, Inc.(a)	16,500	427,680
Gamestop Corp. Cl. A(a)	26,160	1,624,798
Nu Skin Enterprises, Inc. Cl. A(b)	117,000	1,922,310
O'Reilly Automotive, Inc.(a)	221,070	7,169,300
P.F. Chang's China Bistro, Inc.(a) (b)	29,400	671,496
Papa John's International, Inc.(a)	60,500	1,373,350
Penske Auto Group, Inc.(b)	100,000	1,746,000
Red Robin Gourmet Burgers, Inc.(a)	69,860	2,234,821
Under Armour, Inc. Cl. A(a) (b)	8,330	363,771

	Number of Shares	Market Value
Urban Outfitters, Inc.(a) (b)	67,100	$1,829,146
Zumiez, Inc.(a) (b)	96,900	2,360,484
		29,349,969
Semiconductors — 2.1%
Advanced Analogic Technologies, Inc.(a)	159,420	1,798,258
Applied Micro Circuits Corp.(a)	168,150	1,469,631
Cypress Semiconductor Corp.(a)	67,500	2,432,025
Emulex Corp.(a)	68,150	1,112,208
Fairchild Semiconductor International, Inc.(a)	113,300	1,634,919
O2Micro International Ltd. ADR (Cayman Islands)(a)	90,740	1,047,140
ON Semiconductor Corp.(a) (b)	184,500	1,638,360
Semtech Corp.(a)	66,620	1,033,942
Spansion LLC Cl. A(a) (b)	128,700	505,791
Verigy Ltd.(a)	55,400	1,505,218
		14,177,492
Software — 11.7%
Activision, Inc.(a)	81,240	2,412,828
Allscripts Healthcare Solutions, Inc.(a) (b)	425,350	8,260,297
Ansys, Inc.(a)	64,900	2,690,754
Blackbaud, Inc.(b)	506,150	14,192,446
Blackboard, Inc.(a)	265,250	10,676,313
BladeLogic, Inc.(a)	110,000	3,252,700
Cerner Corp.(a) (b)	171,500	9,672,600
Commvault Systems, Inc.(a)	246,050	5,211,339
Concur Technologies, Inc.(a)	165,490	5,992,393
Eclipsys Corp.(a) (b)	80,700	2,042,517
EPIQ Systems, Inc.(a) (b)	211,918	3,689,492
Nuance Communications, Inc.(a) (b)	38,780	724,410
Omnicell, Inc.(a)	147,700	3,977,561
Red Hat, Inc.(a) (b)	146,700	3,057,228
THQ, Inc.(a) (b)	83,915	2,365,564
UBISOFT Entertainment EUR(a)	20,540	2,083,917
		80,302,359
Telecommunications — 1.2%
ADC Telecommunications, Inc.(a)	67,500	1,049,625
Cellcom Israel Ltd.	61,065	1,939,424
Centennial Communications Corp.(a)	30,900	287,061

	Number of Shares	Market Value
Comverse Technology, Inc.(a)	56,000	$966,000
Foundry Networks, Inc.(a)	54,530	955,366
General Communication, Inc. Cl. A(a)	122,100	1,068,375
Powerwave Technologies, Inc.(a) (b)	294,200	1,185,626
Sonus Networks, Inc.(a) (b)	161,000	938,630
		8,390,107
Toys, Games & Hobbies — 0.2%
Marvel Entertainment, Inc.(a) (b)	61,080	1,631,447
Transportation — 3.7%
Con-way, Inc.	34,600	1,437,284
J.B. Hunt Transport Services, Inc.	406,850	11,208,718
Kansas City Southern(a) (b)	311,000	10,676,630
Teekay Tankers Ltd. Cl. A(a)	9,900	217,800
Werner Enterprises, Inc.(b)	97,000	1,651,910
		25,192,342
Trucking & Leasing — 0.3%
Aircastle Ltd.	70,640	1,859,951
Water — 0.3%
Companhia de Saneamento de Minas Gerais BRL	112,700	1,946,628
TOTAL EQUITIES (Cost $503,532,814)		637,743,171
MUTUAL FUND — 1.9%
Investment Companies
iShares Russell 2000 Growth Index Fund(b)	157,650	13,192,152
TOTAL MUTUAL FUND (Cost $12,334,378)		13,192,152
TOTAL LONG TERM INVESTMENTS (Cost $515,867,192)		650,935,323
	Principal Amount
SHORT-TERM INVESTMENTS — 37.4%
Cash Equivalents — 31.5%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$5,153,712	5,153,712
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	5,153,726	5,153,726

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	$3,092,226	$3,092,226
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	4,122,970	4,122,970
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	4,122,970	4,122,970
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	2,576,855	2,576,855
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	2,576,855	2,576,855
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	7,215,196	7,215,196
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	4,122,970	4,122,970
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	3,092,226	3,092,226
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	2,576,855	2,576,855
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	3,092,226	3,092,226
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	3,092,226	3,092,226
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	3,092,226	3,092,226
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	3,092,226	3,092,226
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	4,122,970	4,122,970
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	5,153,712	5,153,712
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	21,903,275	21,903,275
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	4,122,970	4,122,970
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	3,092,226	3,092,226

	Principal Amount	Market Value
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	$2,576,855	$2,576,855
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	4,638,341	4,638,341
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	1,546,114	1,546,114
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	5,153,712	5,153,712
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	5,153,712	5,153,712
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	5,153,712	5,153,712
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	3,092,226	3,092,226
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	3,092,226	3,092,226
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	3,607,597	3,607,597
Reserve Primary Money Market Fund(c)	12,247,802	12,247,802
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	5,153,712	5,153,712
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	2,576,855	2,576,855
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	2,576,855	2,576,855
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	4,122,970	4,122,970
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	3,607,597	3,607,597
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	3,607,597	3,607,597
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	30,346,962	30,346,962

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	$5,153,712	$5,153,712
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	2,061,485	2,061,485
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	5,153,712	5,153,712
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	5,153,712	5,153,712
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	2,576,855	2,576,855
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	3,607,597	3,607,597
		216,532,536
Repurchase Agreements — 5.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	40,816,173	40,816,173
TOTAL SHORT-TERM INVESTMENTS (Cost $257,348,709)		257,348,709
TOTAL INVESTMENTS — 132.1% (Cost $773,215,901)(f)		908,284,032
Other Assets/ (Liabilities) — (32.1%)		(220,686,703)
NET ASSETS — 100.0%		$687,597,329

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $40,821,955. Collateralized by U.S. Government Agency obligations with rates ranging from 4.224% to 5.633%, maturity dates ranging from 3/01/2035 to 4/01/2035, and an aggregate market value, including accrued interest, of $41,632,795.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.9%
COMMON STOCK — 97.9%
Advertising — 2.2%
Airmedia Group, Inc. Sponsored ADR (Cayman Islands)(a) (b)	18,200	$407,316
Gaiam, Inc. Cl. A(a) (b)	52,700	1,564,136
Greenfield Online, Inc.(a)	42,860	626,185
Marchex, Inc. Cl. B(b)	50,700	550,602
		3,148,239
Apparel — 3.1%
Crocs, Inc.(a) (b)	74,700	2,749,707
Phillips-Van Heusen Corp.(b)	17,800	656,108
Volcom, Inc.(a) (b)	52,010	1,145,780
		4,551,595
Automotive & Parts — 0.8%
Titan International, Inc.(b)	38,895	1,215,858
Banks — 1.0%
Boston Private Financial Holdings, Inc.(b)	14,140	382,911
Cascade Bancorp(b)	13,868	193,043
Columbia Bancorp, OR	7,900	130,508
East West Bancorp, Inc.	12,600	305,298
Glacier Bancorp, Inc.	8,502	159,327
UCBH Holdings, Inc.(b)	21,300	301,608
		1,472,695
Biotechnology — 2.8%
3SBio, Inc. Sponsored ADR (China)(a)	43,000	639,840
Affymetrix, Inc.(a) (b)	61,600	1,425,424
Cell Genesys, Inc.(a) (b)	103,400	237,820
Illumina, Inc.(a) (b)	18,000	1,066,680
Myriad Genetics, Inc.(a) (b)	10,785	500,640
Tercica, Inc.(a) (b)	35,800	242,724
		4,113,128
Building Materials — 0.9%
Texas Industries, Inc.(b)	17,935	1,257,243
Chemicals — 3.4%
Hercules, Inc.	11,500	222,525
Metabolix, Inc.(a)	37,300	887,740
Quaker Chemical Corp.	21,915	481,473
Terra Industries, Inc.(a)	45,500	2,173,080
Zoltek Cos., Inc.(a) (b)	28,320	1,214,078
		4,978,896

	Number of Shares	Market Value
Commercial Services — 2.7%
American Public Education, Inc.(a)	6,530	$272,823
Corrections Corp. of America(a)	29,070	857,856
The Geo Group, Inc.(a)	47,325	1,325,100
Global Cash Access Holdings, Inc.(a)	94,800	574,488
K12, Inc.(a)	15,455	399,975
Kenexa Corp.(a)	14,800	287,416
Wright Express Corp.(a)	6,700	237,783
		3,955,441
Computers — 2.8%
3PAR, Inc.(a) (b)	5,400	69,120
Compellent Technologies, Inc.(a) (b)	43,385	521,922
Digimarc Corp.(a)	11,600	102,312
FactSet Research Systems, Inc.	11,840	659,488
Immersion Corp.(a)	15,300	198,135
Mentor Graphics Corp.(a)	52,200	562,716
Netezza Corp.(a)	64,380	888,444
Riverbed Technology, Inc.(a)	37,300	997,402
		3,999,539
Cosmetics & Personal Care — 0.6%
Bare Escentuals, Inc.(a) (b)	12,600	305,550
Physicians Formula Holdings, Inc.(a)	51,440	611,107
		916,657
Diversified Financial — 6.7%
Affiliated Managers Group, Inc.(a) (b)	9,600	1,127,616
Cohen & Steers, Inc.(b)	4,700	140,859
Evercore Partners, Inc. Cl. A	26,000	560,300
FCStone Group, Inc.(a)	61,367	2,824,723
Federated Investors, Inc. Cl. B	23,700	975,492
Greenhill & Co., Inc.(b)	18,500	1,229,880
Investment Technology Group, Inc.(a)	22,140	1,053,643
The NASDAQ Stock Market, Inc.(a)	12,100	598,829
optionsXpress Holdings, Inc.	8,500	287,470
Piper Jaffray Cos.(a) (b)	7,400	342,768
Waddell & Reed Financial, Inc. Cl. A	15,100	544,959
		9,686,539

	Number of Shares	Market Value
Electric — 0.3%
Ormat Technologies, Inc.(b)	7,700	$423,577
Electrical Components & Equipment — 1.8%
Advanced Energy Industries, Inc.(a)	43,880	573,950
General Cable Corp.(a)	17,650	1,293,392
Universal Display Corp.(a) (b)	35,800	739,986
		2,607,328
Electronics — 5.4%
China Digital TV Holding Co. Ltd. Sponsored ADR (China)(a) (b)	29,200	787,816
Cogent, Inc.(a) (b)	4,400	49,060
Coherent, Inc.(a)	56,005	1,404,045
Cymer, Inc.(a)	13,100	509,983
Dolby Laboratories, Inc. Cl. A(a)	27,465	1,365,560
Eagle Test Systems, Inc.(a)	42,755	546,409
ICx Technologies, Inc.(a)	16,300	156,806
MEMSIC, Inc.(a) (b)	41,800	423,434
Oyo Geospace Corp.(a) (b)	35,344	2,663,524
		7,906,637
Energy – Alternate Sources — 0.6%
Ascent Solar Technologies, Inc.(a) (b)	11,400	283,404
Evergreen Solar, Inc.(a) (b)	33,600	580,272
		863,676
Entertainment — 0.5%
Vail Resorts, Inc.(a) (b)	14,410	775,402
Environmental Controls — 1.1%
ADA-ES, Inc.(a)	10,600	80,242
Waste Connections, Inc.(a)	48,140	1,487,526
		1,567,768
Foods — 0.1%
B&G Foods, Inc. Cl. A	8,700	88,827
Hand & Machine Tools — 0.1%
Raser Technologies, Inc.(a) (b)	6,400	95,040
Health Care – Products — 5.8%
ABIOMED, Inc.(a)	5,200	80,808
American Medical Systems Holdings, Inc.(a) (b)	97,785	1,413,971
Cutera, Inc.(a) (b)	51,355	806,274
ev3, Inc.(a) (b)	5,376	68,329
Hansen Medical, Inc.(a)	16,295	487,872

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Lemaitre Vascular, Inc.(a)	25,000	$155,000
OraSure Technologies, Inc.(a)	41,500	368,935
PSS World Medical, Inc.(a)	45,500	890,435
Respironics, Inc.(a)	16,220	1,062,086
Somanetics Corp.(a)	14,600	345,290
SurModics, Inc.(a) (b)	20,390	1,106,565
Thoratec Corp.(a) (b)	62,095	1,129,508
Vital Images, Inc.(a) (b)	25,735	465,031
		8,380,104
Health Care – Services — 2.9%
Centene Corp.(a)	71,105	1,951,121
Five Star Quality Care, Inc.(a)	18,800	156,040
Icon PLC Sponsored ADR (United Kingdom)(a)	22,300	1,379,478
Matria Healthcare, Inc.(a) (b)	20,235	480,986
Sun Healthcare Group, Inc.(a)	17,800	305,626
		4,273,251
Home Furnishing — 1.6%
Universal Electronics, Inc.(a)	68,578	2,293,248
Industrial – Distribution — 0.3%
MWI Veterinary Supply, Inc.(a)	12,170	486,800
Insurance — 1.2%
American Safety Insurance Holdings Ltd.(a)	21,090	414,419
Castlepoint Holdings Ltd.	22,500	270,000
First Mercury Financial Corp.(a)	40,240	981,856
Tower Group, Inc.	2,700	90,180
		1,756,455
Internet — 6.3%
Avocent Corp.(a)	45,200	1,053,612
Blue Nile, Inc.(a) (b)	7,200	490,032
CNET Networks, Inc.(a) (b)	177,180	1,619,425
Cogent Communications Group, Inc.(a) (b)	19,000	450,490
DealerTrack Holdings, Inc.(a)	5,400	180,738
Giant Interactive Group, Inc. ADR (China)(a) (b)	33,795	438,659
Internet Capital Group, Inc.(a)	50,775	596,099
Move, Inc.(a)	143,900	352,555
NutriSystem, Inc.(a) (b)	26,000	701,480

	Number of Shares	Market Value
Perfect World Co. Ltd. Sponsored ADR (China)(a)	24,500	$683,060
Priceline.com, Inc.(a) (b)	900	103,374
Secure Computing Corp.(a)	57,800	554,880
Shutterfly, Inc.(a)	25,000	640,500
TIBCO Software, Inc.(a)	113,185	913,403
US Auto Parts Network, Inc.(a)	40,065	324,927
		9,103,234
Leisure Time — 0.6%
WMS Industries, Inc.(a) (b)	24,145	884,673
Machinery – Construction & Mining — 1.5%
Bucyrus International, Inc. Cl. A(b)	21,615	2,148,315
Machinery – Diversified — 0.2%
Chart Industries, Inc.(a)	9,600	296,640
Manufacturing — 1.7%
A.O. Smith Corp.	6,600	231,330
Actuant Corp. Cl. A(b)	23,685	805,527
Ameron International Corp.	16,240	1,496,516
		2,533,373
Media — 0.9%
Entravision Communications Corp. Cl. A(a)	94,775	742,088
Martha Stewart Living Omnimedia, Inc. Cl. A(a) (b)	57,600	533,952
		1,276,040
Metal Fabricate & Hardware — 1.3%
Circor International, Inc.	11,170	517,841
Dynamic Materials Corp.	6,900	406,410
Northwest Pipe Co.(a) (b)	12,680	496,295
RBC Bearings, Inc.(a)	10,355	450,028
		1,870,574
Office Furnishings — 0.1%
Knoll, Inc.	7,900	129,797
Oil & Gas — 0.7%
Arena Resources, Inc.(a)	7,100	296,141
Atwood Oceanics, Inc.(a)	3,200	320,768
Kodiak Oil & Gas Corp.(a)	179,700	395,340
		1,012,249
Oil & Gas Services — 3.0%
Cal Dive International, Inc.(a) (b)	11,400	150,936
Complete Production Services, Inc.(a)	10,100	181,497
Core Laboratories NV(a) (b)	8,595	1,071,968

	Number of Shares	Market Value
Lufkin Industries, Inc.	31,485	$1,803,776
Natural Gas Services Group, Inc.(a)	9,000	176,490
Tesco Corp.(a)	2,600	74,542
W-H Energy Services, Inc.(a)	14,805	832,189
		4,291,398
Pharmaceuticals — 7.0%
Alkermes, Inc.(a) (b)	65,800	1,025,822
Animal Health International, Inc.(a)	48,840	600,732
Cephalon, Inc.(a) (b)	36,300	2,604,888
Cubist Pharmaceuticals, Inc.(a)	113,520	2,328,295
CV Therapeutics, Inc.(a) (b)	94,300	853,415
Ista Pharmaceuticals, Inc.(a) (b)	70,000	343,000
Medarex, Inc.(a) (b)	171,300	1,784,946
Medicis Pharmaceutical Corp. Cl. A(b)	26,000	675,220
		10,216,318
Real Estate — 0.3%
Meruelo Maddux Properties, Inc.(a)	114,900	459,600
Retail — 5.6%
BJ's Restaurants, Inc.(a) (b)	43,310	704,221
Cash America International, Inc.	70,465	2,276,020
hhgregg, Inc.(a)	9,700	133,472
J. Crew Group, Inc.(a)	8,700	419,427
McCormick & Schmick's Seafood Restaurants, Inc.(a)	23,000	274,390
Quiksilver, Inc.(a)	228,600	1,961,388
Red Robin Gourmet Burgers, Inc.(a)	34,650	1,108,454
School Specialty, Inc.(a) (b)	27,410	947,016
Zumiez, Inc.(a) (b)	15,100	367,836
		8,192,224
Semiconductors — 2.5%
Advanced Analogic Technologies, Inc.(a)	27,400	309,072
Brooks Automation, Inc.(a)	16,100	212,681
IPG Photonics Corp.(a)	26,700	533,733
Rudolph Technologies, Inc.(a)	13,300	150,556
Skyworks Solutions, Inc.(a)	159,700	1,357,450
Triquint Semiconductor, Inc.(a)	158,000	1,047,540
		3,611,032

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Software — 10.3%
ACI Worldwide, Inc.(a)	32,125	$611,660
Advent Software, Inc.(a) (b)	2,700	146,070
Ansys, Inc.(a)	40,375	1,673,948
Avid Technology, Inc.(a) (b)	24,020	680,727
Commvault Systems, Inc.(a)	31,600	669,288
Eclipsys Corp.(a) (b)	104,185	2,636,922
Interactive Intelligence, Inc.(a)	17,175	452,561
MSCI, Inc. Cl. A(a)	7,900	303,360
Noah Education Holdings Ltd. ADR (China)(a) (b)	19,500	157,170
Quality Systems, Inc.(b)	18,825	573,974
Red Hat, Inc.(a)	169,000	3,521,960
THE9 Ltd. ADR (Cayman Islands)(a) (b)	14,575	310,739
THQ, Inc.(a)	58,800	1,657,572
Wind River Systems, Inc.(a)	174,300	1,556,499
		14,952,450
Telecommunications — 7.1%
Acme Packet, Inc.(a)	49,900	628,241
Clearwire Corp. Cl. A(a) (b)	62,800	860,988
EMS Technologies, Inc.(a)	37,585	1,136,570
Harmonic, Inc.(a)	54,400	570,112
Ixia(a)	56,445	535,099
Polycom, Inc.(a)	130,500	3,625,290
RF Micro Devices, Inc.(a) (b)	297,400	1,698,154
RRSat Global Communications Network Ltd.(a)	31,900	628,111
ShoreTel, Inc.(a) (b)	15,800	220,726
Switch & Data Facilities Co., Inc.(a) (b)	30,315	485,646
		10,388,937
Transportation — 0.1%
Landstar System, Inc.	3,500	147,525
TOTAL EQUITIES (Cost $133,847,669)		142,328,322
	Principal Amount
SHORT-TERM INVESTMENTS — 32.3%
Cash Equivalents — 30.3%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,047,894	1,047,894

	Principal Amount	Market Value
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	$1,047,894	$1,047,894
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	628,737	628,737
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	838,315	838,315
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	838,315	838,315
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	523,948	523,948
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	523,948	523,948
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,467,052	1,467,052
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	838,315	838,315
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	628,737	628,737
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	523,948	523,948
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	628,737	628,737
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	628,737	628,737
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	628,737	628,737
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	628,737	628,737
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	838,315	838,315
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,047,894	1,047,894
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	4,453,552	4,453,552

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	$838,315	$838,315
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	628,737	628,737
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	523,948	523,948
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	943,105	943,105
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	314,369	314,369
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,047,894	1,047,894
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,047,894	1,047,894
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	1,047,894	1,047,894
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	628,737	628,737
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	628,737	628,737
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	733,526	733,526
Reserve Primary Money Market Fund(c)	2,490,323	2,490,323
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,047,894	1,047,894
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	523,948	523,948
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	523,948	523,948
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	838,315	838,315
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	733,526	733,526
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	733,526	733,526

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	$6,170,392	$6,170,392
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,047,894	1,047,894
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	419,158	419,158
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,047,894	1,047,894
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,047,894	1,047,894
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	523,948	523,948
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	733,526	733,526
		44,027,154
Repurchase Agreements — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	2,909,989	2,909,989
TOTAL SHORT-TERM INVESTMENTS (Cost $46,937,143)		46,937,143
TOTAL INVESTMENTS — 130.2% (Cost $180,784,812)(f)		189,265,465
Other Assets/ (Liabilities) — (30.2%)		(43,893,266)
NET ASSETS — 100.0%		$145,372,199

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,910,401. Collateralized by a U.S. Government Agency obligation with a rate of 4.211%, maturity date of 5/01/2035, and an aggregate market value, including accrued interest, of $2,968,510.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.3%
COMMON STOCK — 97.3%
Aerospace & Defense — 1.3%
Triumph Group, Inc.	16,500	$1,358,775
Apparel — 3.3%
Crocs, Inc.(a) (b)	16,000	588,960
Deckers Outdoor Corp.(a)	19,300	2,992,658
		3,581,618
Banks — 0.6%
Signature Bank(a)	13,200	445,500
Sterling Financial Corp.	12,600	211,554
		657,054
Biotechnology — 4.4%
Abraxis Bioscience, Inc.(a) (b)	3,725	256,168
Celera Genomics Group - Applera Corp.(a)	12,300	195,201
Cougar Biotechnology, Inc. PIPE (Acquired 12/14/2007, Cost $252,300)(a) (g) (h)	8,700	277,236
Illumina, Inc.(a) (b)	28,800	1,706,688
Lifecell Corp.(a)	32,300	1,392,453
Martek Biosciences Corp.(a) (b)	13,900	411,162
Regeneron Pharmaceuticals, Inc.(a)	20,700	499,905
		4,738,813
Chemicals — 2.5%
Terra Industries, Inc.(a)	55,000	2,626,800
Coal — 1.1%
Alpha Natural Resources, Inc.(a)	35,700	1,159,536
Commercial Services — 8.2%
The Advisory Board Co.(a)	11,600	744,604
AMN Healthcare Services, Inc.(a)	25,300	434,401
Capella Education Co.(a)	27,300	1,787,058
DeVry, Inc.	18,900	982,044
Emergency Medical Services Corp. Cl. A(a) (b)	15,900	465,552
FTI Consulting, Inc.(a)	40,500	2,496,420
New Oriental Education & Technology Group, Inc. Sponsored ADR (China)(a)	15,800	1,273,322
PharmaNet Development Group, Inc.(a)	15,700	615,597
		8,798,998

	Number of Shares	Market Value
Computers — 6.6%
BluePhoenix Solutions Ltd.(a) (b)	49,500	$896,940
Data Domain, Inc.(a) (b)	25,100	661,134
MICROS Systems, Inc.(a)	14,225	998,026
Sigma Designs, Inc.(a) (b)	33,200	1,832,640
Synaptics, Inc.(a)	63,900	2,630,124
		7,018,864
Distribution & Wholesale — 2.0%
LKQ Corp.(a)	99,800	2,097,796
Diversified Financial — 1.7%
Evercore Partners, Inc. Cl. A	1,400	30,170
GFI Group, Inc.(a)	13,800	1,320,936
Portfolio Recovery Associates, Inc.(b)	11,500	456,205
		1,807,311
Electronics — 0.9%
Plexus Corp.(a)	38,000	997,880
Energy – Alternate Sources — 4.3%
Canadian Solar, Inc.(a) (b)	52,100	1,466,615
JA Solar Holdings Co. Ltd. Sponsored ADR (China)(a)	20,000	1,396,200
Solarfun Power Holdings Co., Ltd. Sponsored ADR (China)(a) (b)	53,500	1,746,775
		4,609,590
Engineering & Construction — 1.0%
Aecom Technology Corp.(a)	20,600	588,542
Dycom Industries, Inc.(a)	18,400	490,360
		1,078,902
Entertainment — 1.3%
Bally Technologies, Inc.(a)	26,950	1,339,954
Environmental Controls — 1.1%
Clean Harbors, Inc.(a) (b)	14,200	734,140
TETRA Technologies, Inc.(a) (b)	19,900	427,850
		1,161,990
Foods — 1.6%
Cal-Maine Foods, Inc.(b)	65,000	1,724,450
Hand & Machine Tools — 0.7%
Lincoln Electric Holdings, Inc.	10,800	768,744

	Number of Shares	Market Value
Health Care – Products — 4.2%
Align Technology, Inc.(a) (b)	31,600	$527,088
Conceptus, Inc.(a)	13,800	265,512
Immucor, Inc.(a)	13,300	452,067
Inverness Medical Innovations, Inc.(a) (b)	17,000	955,060
Mindray Medical International Ltd. ADR (China)	31,500	1,353,555
Wright Medical Group, Inc.(a)	30,900	901,353
		4,454,635
Health Care – Services — 2.6%
Amedisys, Inc.(a) (b)	31,500	1,528,380
Icon PLC Sponsored ADR (United Kingdom)(a)	19,400	1,200,084
		2,728,464
Household Products — 0.9%
Fossil, Inc.(a)	24,000	1,007,520
Insurance — 1.8%
Amerisafe, Inc.(a)	14,882	230,820
Castlepoint Holdings Ltd.	40,200	482,400
Delphi Financial Group, Inc. Cl. A	17,000	599,760
Meadowbrook Insurance Group, Inc.(a)	20,200	190,082
United Fire & Casualty Co.	13,300	386,897
		1,889,959
Internet — 8.8%
Art Technology Group, Inc.(a)	139,700	603,504
Blue Coat Systems, Inc.(a)	77,000	2,530,990
Ctrip.com International Ltd. ADR (China)	12,000	689,640
Priceline.com, Inc.(a) (b)	29,000	3,330,940
Shutterfly, Inc.(a) (b)	29,700	760,914
Sohu.com, Inc.(a) (b)	22,300	1,215,796
The TriZetto Group, Inc.(a)	18,600	323,082
		9,454,866
Leisure Time — 1.2%
Life Time Fitness, Inc.(a) (b)	12,800	635,904
WMS Industries, Inc.(a)	18,800	688,832
		1,324,736

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Machinery – Diversified — 2.0%
Chart Industries, Inc.(a)	27,100	$837,390
Flow International Corp.(a)	62,700	584,364
Lindsay Corp.	10,100	713,969
		2,135,723
Manufacturing — 1.1%
Ceradyne, Inc.(a)	11,500	539,695
Hexcel Corp.(a)	26,000	631,280
		1,170,975
Metal Fabricate & Hardware — 2.4%
Dynamic Materials Corp.	31,300	1,843,570
Haynes International, Inc.(a)	10,900	757,550
		2,601,120
Oil & Gas — 2.0%
Arena Resources, Inc.(a)	51,000	2,127,210
Oil & Gas Services — 4.4%
Cal Dive International, Inc.(a) (b)	40,400	534,896
CARBO Ceramics, Inc.(b)	11,800	438,960
ION Geophysical Corp.(a)	39,900	629,622
T-3 Energy Services, Inc.(a)	23,800	1,118,838
W-H Energy Services, Inc.(a)	10,500	590,205
Willbros Group, Inc.(a) (b)	37,700	1,443,533
		4,756,054
Pharmaceuticals — 9.6%
Acadia Pharmaceuticals, Inc.(a)	35,800	396,306
APP Pharmaceuticals, Inc.(a)	38,700	397,449
BioMarin Pharmaceutical, Inc.(a) (b)	56,700	2,007,180
Isis Pharmaceuticals, Inc.(a) (b)	17,600	277,200
Medarex, Inc.(a) (b)	55,400	577,268
Onyx Pharmaceuticals, Inc.(a)	23,500	1,307,070
Penwest Pharmaceuticals Co.(a) (b)	91,900	537,615
Perrigo Co.	67,500	2,363,175
United Therapeutics Corp.(a) (b)	25,200	2,460,780
		10,324,043
Retail — 3.7%
BJ's Restaurants, Inc.(a) (b)	22,400	364,224
Chipotle Mexican Grill, Inc. Cl. A(a) (b)	5,400	794,178
Einstein Noah Restaurant Group, Inc.(a)	8,400	152,460

	Number of Shares	Market Value
First Cash Financial Services, Inc.(a)	34,700	$509,396
The Gymboree Corp.(a)	12,300	374,658
Hibbett Sports, Inc.(a) (b)	19,000	379,620
Lumber Liquidators, Inc.(a)	5,600	50,344
Pacific Sunwear of California, Inc.(a)	17,300	244,103
Under Armour, Inc. Cl. A(a) (b)	17,400	759,858
Zumiez, Inc.(a) (b)	12,700	309,372
		3,938,213
Semiconductors — 2.9%
Advanced Analogic Technologies, Inc.(a)	59,000	665,520
Cavium Networks, Inc.(a) (b)	20,000	460,400
Microsemi Corp.(a)	31,300	692,982
OmniVision Technologies, Inc.(a) (b)	69,500	1,087,675
Varian Semiconductor Equipment Associates, Inc.(a)	6,550	242,350
		3,148,927
Software — 5.0%
Concur Technologies, Inc.(a)	19,200	695,232
Double-Take Software, Inc.(a)	16,400	356,208
Informatica Corp.(a)	24,500	441,490
Omniture, Inc.(a) (b)	29,500	982,055
Synchronoss Technologies, Inc.(a) (b)	57,200	2,027,168
Taleo Corp. Cl. A(a)	27,800	827,884
		5,330,037
Telecommunications — 0.8%
Atheros Communications, Inc.(a)	13,100	400,074
NTELOS Holdings Corp.	16,400	486,916
		886,990
Telephone Utilities — 1.3%
Brightpoint, Inc.(a)	87,700	1,347,072
TOTAL EQUITIES (Cost $94,212,648)		104,153,619

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 31.8%
Cash Equivalents — 29.0%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$737,607	$737,607
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	737,607	737,607
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	442,565	442,565
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	590,088	590,088
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	590,087	590,087
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	368,804	368,804
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	368,804	368,804
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,032,651	1,032,651
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	590,087	590,087
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	442,565	442,565
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	368,804	368,804
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	442,565	442,565
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	442,565	442,565
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	442,565	442,565
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	442,565	442,565
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	590,087	590,087

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	$737,607	$737,607
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	3,134,834	3,134,834
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	590,087	590,087
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	442,565	442,565
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	368,804	368,804
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	663,848	663,848
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	221,283	221,283
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	737,607	737,607
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	737,607	737,607
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	737,607	737,607
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	442,565	442,565
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	442,565	442,565
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	516,326	516,326
Reserve Primary Money Market Fund(c)	1,752,926	1,752,926
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	737,607	737,607
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	368,804	368,804
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	368,804	368,804
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	590,087	590,087
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	516,326	516,326

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	$516,326	$516,326
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	4,343,309	4,343,309
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	737,607	737,607
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	295,043	295,043
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	737,607	737,607
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	737,607	737,607
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	368,804	368,804
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	516,326	516,326
		30,990,504
Repurchase Agreements — 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	3,037,862	3,037,862
TOTAL SHORT-TERM INVESTMENTS (Cost $34,028,366)		34,028,366
TOTAL INVESTMENTS — 129.1% (Cost $128,241,014)(f)		138,181,985
Other Assets/ (Liabilities) — (29.1%)		(31,171,693)
NET ASSETS — 100.0%		$107,010,292

Notes to Portfolio of Investments

ADR - American Depository Receipt

PIPE - Private Investment in Public Equity

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $3,038,293. Collateralized by a U.S. Government Agency obligation with a rate of 4.749%, maturity date of 9/01/2035 and an aggregate market value, including accrued interest, $3,101,427.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

(g)  Restricted security. (Note 2).

(h)  This security is valued in good faith under procedures established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 96.7%
COMMON STOCK — 96.3%
Aerospace & Defense — 1.0%
BAE Systems PLC	158,700	$1,566,447
Airlines — 0.8%
Air France - KLM	11,900	417,683
Deutsche Lufthansa AG	32,700	871,654
		1,289,337
Auto Manufacturers — 4.8%
Honda Motor Co. Ltd.	34,700	1,144,056
Hyundai Motor Co.(a)	8,100	617,349
Isuzu Motors Ltd.	148,000	659,998
Nissan Motor Co. Ltd.	170,900	1,845,269
Renault SA	19,900	2,810,649
Toyota Motor Corp.	15,700	842,716
		7,920,037
Automotive & Parts — 1.7%
Aisin Seiki Co. Ltd.	19,400	804,387
Compagnie Generale des Etablissements Michelin Cl. B	10,600	1,223,240
Hyundai Mobis(a)	8,290	770,072
		2,797,699
Banks — 14.9%
Banco Do Brasil SA	61,200	1,030,729
Bank Hapoalim Ltd.	150,000	748,070
Barclays PLC	152,800	1,559,938
BNP Paribas SA	17,400	1,882,747
Canadian Imperial Bank of Commerce	12,105	868,666
Credit Agricole SA	45,630	1,540,787
Deutsche Bank AG	13,500	1,757,748
Fortis	81,366	2,128,420
Fortis Strip VVPR(a)	25,666	378
HBOS PLC	130,230	1,903,243
Kookmin Bank(a)	9,600	705,609
Mitsubishi Tokyo Financial Group, Inc.	233,200	2,164,576
National Australia Bank	7,660	252,745
Nordea AB	100	1,675
Royal Bank of Canada	17,941	925,955
Royal Bank of Scotland Group PLC	231,173	2,094,583
Societe Generale Cl. A	11,200	1,611,203
Standard Bank Group Ltd.	38,000	558,033

	Number of Shares	Market Value
Sumitomo Mitsui Financial Group, Inc.(b)	257	$1,907,076
Unibanco-Uniao de Banco Brasileiros SA Sponsored GDR	5,500	768,020
		24,410,201
Beverages — 0.2%
Marstons PLC	54,300	358,588
Building Materials — 0.3%
Italcementi SpA	24,100	514,998
Chemicals — 3.5%
BASF AG	18,700	2,781,882
Dainippon Ink & Chemical, Inc.	113,000	563,039
Methanex Corp.(b)	23,200	650,383
Mitsubishi Chemical Holdings Corp.	168,500	1,287,966
Tosoh Corp.	93,000	398,016
		5,681,286
Commercial Services — 0.7%
Mitsui & Co. Ltd.	53,000	1,121,339
Computers — 0.9%
Fujitsu Ltd.	208,000	1,388,071
Computers & Information — 0.1%
Corporate Express	26,500	207,086
Diversified Financial — 3.9%
Credit Suisse Group	26,700	1,616,108
Hana Financial Group, Inc.	35,300	1,910,886
ORIX Corp.	6,390	1,065,616
Shinhan Financial Group Co. Ltd.(a)	10,180	584,099
Woori Finance Holdings Co. Ltd.(a)	58,160	1,167,445
		6,344,154
Electric — 5.3%
British Energy Group PLC	71,300	779,948
E.ON AG	16,900	3,611,970
Kyushu Electric Power Co., Inc.	37,900	931,386
RWE AG	13,940	1,966,285
Tokyo Electric Power Co.	56,400	1,456,929
		8,746,518

	Number of Shares	Market Value
Electrical Components & Equipment — 1.7%
Sharp Corp.	82,000	$1,464,971
Toshiba Corp.(b)	179,000	1,331,104
		2,796,075
Electronics — 1.3%
Alps Electric Co. Ltd.	21,300	274,742
Asustek Computer, Inc.	198,000	590,375
Au Optronics Corp.	638,462	1,233,486
		2,098,603
Engineering & Construction — 0.2%
Koninklijke BAM Groep NV	11,800	279,545
Foods — 1.7%
Associated British Foods PLC	74,200	1,331,456
Kon. Ahold NV(a)	106,380	1,486,843
		2,818,299
Forest Products & Paper — 1.2%
Rengo Co Ltd.	11,000	71,484
Stora Enso OYJ Cl. R	77,200	1,153,256
Svenska Cellulosa AB Cl. B	45,300	804,196
		2,028,936
Home Furnishing — 0.4%
Electrolux AB Cl. B	38,000	639,218
Insurance — 8.5%
Allianz AG	15,334	3,301,429
Aviva PLC	79,232	1,060,630
Fairfax Financial Holdings Ltd.	1,600	467,094
Fondiaria-Sai SpA	21,000	872,893
ING Canada, Inc.	4,100	165,234
ING Groep NV	79,700	3,131,411
Muenchener Rueckversicherungs AG	13,200	2,568,534
Salam Ltd.	323,400	1,085,294
Sun Life Financial, Inc.(b)	21,900	1,241,022
		13,893,541
Investment Companies — 0.3%
Macquarie Infrastructure Group	164,955	437,150
Iron & Steel — 6.6%
ArcelorMittal	25,200	1,950,430
China Steel Corp.	698,340	930,066
Gerdau Ameristeel Corp.	48,300	693,229

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Gerdau SA Sponsored ADR (Brazil)(b)	44,900	$1,302,549
JFE Holdings, Inc.	46,200	2,321,605
Nippon Steel Corp.	283,000	1,737,957
POSCO	1,600	968,360
Voestalpine AG	13,400	965,698
		10,869,894
Leisure Time — 0.4%
Tui Travel PLC(a)	114,000	665,992
Manufacturing — 0.2%
Bombardier, Inc. Cl. B(a)	56,500	342,529
Media — 1.1%
Lagardere S.C.A. SA	17,700	1,328,502
Trinity Mirror PLC	58,400	404,927
		1,733,429
Mining — 4.4%
Antofagasta PLC	15,100	215,089
BHP Billiton Ltd.	27,900	978,572
Cia Vale do Rio Doce Sponsored ADR (Brazil)	47,200	1,320,656
HudBay Minerals, Inc.	14,500	287,611
Kazakhmys PLC	19,700	536,253
MMC Norilsk Nickel ADR (Russia)(b)	1,350	363,150
Teck Cominco Ltd. Cl. B	28,200	1,016,301
Xstrata PLC	27,460	1,948,805
Zinifex Ltd.	52,600	567,264
		7,233,701
Miscellaneous — 0.5%
Itochu Corp.	90,000	872,113
Oil & Gas — 13.1%
BP PLC	77,300	952,764
China Petroleum & Chemical	1,438,000	2,138,832
ENI SpA	64,500	2,365,661
LUKOIL Sponsored ADR (Russia)	16,550	1,395,165
Nippon Mining Holdings, Inc.	101,500	650,230
Petroleo Brasileiro SA	64,800	3,127,996
PTT Public Co. Ltd.	120,800	1,348,398
Repsol YPF SA	39,100	1,403,403
Royal Dutch Shell PLC	111,700	4,726,145
StatoilHydro ASA	22,900	709,946
Total SA	31,800	2,656,473
		21,475,013

	Number of Shares	Market Value
Pharmaceuticals — 4.1%
AstraZeneca PLC	33,800	$1,463,731
GlaxoSmithKline PLC	91,700	2,345,314
Novartis AG	12,690	695,939
Sanofi-Aventis	24,500	2,254,079
		6,759,063
Retail — 1.0%
Home Retail Group	86,500	560,378
Mitchells & Butlers PLC	31,200	263,412
Punch Taverns PLC	57,740	880,871
		1,704,661
Semiconductors — 4.3%
Hynix Semiconductor, Inc.(a)	49,700	1,361,018
Powerchip Semiconductor Corp.	1,296,000	547,835
Samsung Electronics Co. Ltd.	1,330	781,722
Samsung Electronics Co. Ltd.	2,600	1,179,090
Siliconware Precision Industries Co.	649,567	1,156,049
Taiwan Semiconductor Manufacturing Co. Ltd.	324,614	617,374
United Microelectronics Corp.	2,250,704	1,389,757
		7,032,845
Telecommunications — 6.1%
China Netcom Group Corp. Hk Ltd.	441,500	1,316,608
China Telecom Corp. Ltd.	942,000	735,356
Deutsche Telekom AG	51,500	1,133,803
France Telecom SA	25,700	928,375
Nippon Telegraph & Telephone Corp.	312	1,539,802
Oki Electric Industry Co. Ltd.(a) (b)	102,000	158,830
Partner Communications Co. Ltd.	13,380	295,926
Philippine Long Distance Telephone Co.	13,500	1,033,596
Vodafone Group PLC	760,400	2,856,257
		9,998,553
Transportation — 1.1%
Mitsui OSK Lines Ltd.	109,000	1,380,787
Neptune Orient Lines Ltd.	142,000	382,777
		1,763,564
TOTAL COMMON STOCK (Cost $152,919,215)		157,788,485

	Number of Shares	Market Value
PREFERRED STOCK — 0.4%
Iron & Steel
Usinas Siderurgicas de Minas Gerais SA Preferred Cl. A	14,400	$650,340
TOTAL PREFERRED STOCK (Cost $543,391)		650,340
TOTAL EQUITIES (Cost $153,462,606)		158,438,825
	Principal Amount
SHORT-TERM INVESTMENTS — 6.3%
Cash Equivalents — 3.4%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$131,980	131,980
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	131,980	131,980
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	79,188	79,188
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	105,584	105,584
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	105,584	105,584
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	65,990	65,990
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	65,990	65,990
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	184,772	184,772
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	105,584	105,584
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	79,188	79,188
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	65,990	65,990

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	$79,188	$79,188
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	79,188	79,188
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	79,188	79,188
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	79,188	79,188
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	105,584	105,584
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	131,980	131,980
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	560,914	560,914
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	105,584	105,584
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	79,188	79,188
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	65,990	65,990
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	118,782	118,782
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	39,594	39,594
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	131,980	131,980
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	131,980	131,980
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	131,980	131,980
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	79,188	79,188

	Principal Amount	Market Value
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	$79,188	$79,188
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	92,386	92,386
Reserve Primary Money Market Fund(c)	313,650	313,650
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	131,980	131,980
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	65,990	65,990
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	65,990	65,990
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	105,584	105,584
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	92,386	92,386
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	92,386	92,386
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	777,141	777,141
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	131,980	131,980
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	52,792	52,792
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	131,980	131,980
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	131,980	131,980
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	65,990	65,990
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	92,386	92,386
		5,545,115

	Principal Amount	Market Value
Repurchase Agreements — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$4,844,782	$4,844,782
TOTAL SHORT-TERM INVESTMENTS (Cost $10,389,897)		10,389,897
TOTAL INVESTMENTS — 103.0% (Cost $163,852,503)(f)		168,828,722
Other Assets/ (Liabilities) — (3.0%)		(4,934,640)
NET ASSETS — 100.0%		$163,894,082

Notes to Portfolio of Investments

ADR - American Depository Receipt

GDR - Global Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $4,845,468. Collateralized by a U.S. Government obligation with a rate of 5.215%, maturity date of 12/25/2035, and an aggregate market value, including accrued interest, of $4,945,148.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Advertising — 1.5%
Publicis Groupe	478,000	$18,711,675
Auto Manufacturers — 4.7%
Bayerische Motoren Werke AG	430,350	26,749,830
Daimler AG	113,300	11,046,875
Honda Motor Co. Ltd.	313,500	10,336,066
Toyota Motor Corp.	196,800	10,563,472
		58,696,243
Automotive & Parts — 0.3%
Bridgestone Corp.	246,200	4,324,178
Banks — 11.3%
Banco Bilbao Vizcaya Argentaria SA	40,400	998,815
Banco Bilbao Vizcaya Argentaria SA (FRA)	93,943	2,273,871
Bank Central Asia Tbk PT	1,354,000	1,041,822
Bank of Ireland (Ireland)	1,372,100	20,475,728
Barclays PLC	1,841,500	18,799,912
BNP Paribas SA	164,900	17,842,818
Credit Agricole SA	218,074	7,363,697
Erste Bank der oesterreichischen Sparkassen AG	159,543	11,414,278
HSBC Holdings PLC	1,102,330	18,636,176
Intesa Sanpaolo	803,346	6,342,178
Julius Baer Holding AG	108,335	8,864,587
Komercni Banka AS	21,275	5,152,176
Kookmin Bank(a)	61,470	4,518,101
Lloyds TSB Group PLC	1,715,900	16,125,205
Shizuoka Bank Ltd. (The)	302,000	3,313,267
		143,162,631
Beverages — 4.3%
Diageo PLC	1,119,687	24,155,472
Grupo Modelo SA Cl. C	308,700	1,471,908
Heineken NV	194,650	12,619,073
Lotte Chilsung Beverage Co. Ltd.(a)	3,830	4,281,873
Pernod-Ricard SA	51,508	11,941,310
		54,469,636
Building Materials — 0.8%
Asahi Glass Co. Ltd.(b)	530,000	7,008,853
Geberit AG	23,200	3,184,045
		10,192,898

	Number of Shares	Market Value
Chemicals — 5.1%
Air Liquide	83,896	$12,512,631
Bayer AG	226,370	20,775,285
Givaudan SA Registered	11,910	11,519,414
Linde AG	117,030	15,515,178
Shin-Etsu Chemical Co. Ltd.	60,000	3,740,978
		64,063,486
Commercial Services — 3.8%
Adecco SA	314,700	16,987,730
Experian Ltd.	1,958,500	15,687,323
G4S PLC	2,205,500	10,737,573
Meitec Corp.(b)	148,700	4,466,671
		47,879,297
Cosmetics & Personal Care — 2.0%
Kao Corp.	729,000	21,875,134
Uni-Charm Corp.	48,800	3,064,124
		24,939,258
Diversified Financial — 10.6%
Aeon Credit Service Co. Ltd	250,000	3,685,637
Chinatrust Financial Holding Co.(a)	21,365,366	15,109,723
Credit Suisse Group	440,700	26,674,855
Daiwa Securities Group, Inc.	2,277,020	20,921,746
Nomura Holdings, Inc.	893,600	14,896,640
Schroders PLC	436,900	11,330,211
UBS AG Registered	884,744	41,360,988
		133,979,800
Electric — 1.8%
E.ON AG	72,190	15,428,884
Suez SA	115,800	7,901,287
		23,330,171
Electrical Components & Equipment — 2.2%
Legrand SA	247,720	8,469,612
Schneider Electric SA	139,354	18,756,165
		27,225,777
Electronics — 2.6%
Fanuc Ltd.	60,200	5,856,658
Hirose Electric Co. Ltd.	38,600	4,459,667
Koninklijke Philips Electronics NV	72,300	3,153,989
Omron Corp.	802,500	18,942,164
Orbotech Ltd.(a)	39,100	686,205
		33,098,683

	Number of Shares	Market Value
Entertainment — 1.2%
Ladbrokes PLC	819,494	$5,274,873
William Hill PLC	992,676	10,376,069
		15,650,942
Food Services — 0.2%
Compass Group PLC	359,100	2,206,708
Foods — 4.1%
Cadbury Schweppes PLC	1,212,900	15,237,965
Nestle SA	66,829	30,826,169
Tesco PLC	563,387	5,361,632
		51,425,766
Gas — 0.9%
Gaz De France	128,800	7,549,493
Tokyo Gas Co. Ltd.	847,000	3,943,589
		11,493,082
Health Care – Products — 0.8%
Luxottica Group SpA(b)	27,900	888,590
Synthes, Inc.	78,333	9,746,943
		10,635,533
Holding Company – Diversified — 2.3%
LVMH Moet Hennessy Louis Vuitton SA	239,996	29,035,436
Household Products — 1.6%
Reckitt Benckiser Group PLC	343,328	19,989,305
Insurance — 3.8%
Allianz AG	51,400	11,066,483
Assicurazioni Generali SpA	81,843	3,693,093
AXA SA	345,677	13,854,358
Hannover Rueckversicherungs AG	123,300	5,695,407
QBE Insurance Group Ltd.	94,552	2,755,634
Swiss Reinsurance	149,609	10,564,685
		47,629,660
Manufacturing — 0.8%
Smiths Group PLC	473,184	9,559,859
Media — 7.2%
British Sky Broadcasting Group PLC	983,000	12,144,515
Gestevision Telecinco SA	536,000	13,647,550
Grupo Televisa SA Sponsored ADR (Mexico)	394,400	9,374,888
Johnston Press PLC	1,253,800	6,853,262
Societe Television Francaise 1(b)	719,499	19,289,857

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Trinity Mirror PLC	1,002,800	$6,953,093
Vivendi SA	207,670	9,525,375
WPP Group PLC	980,240	12,648,196
		90,436,736
Mining — 0.4%
BHP Billiton PLC	154,510	4,796,551
Office Equipment/Supplies — 1.9%
Canon, Inc.	367,050	16,724,223
Ricoh Co. Ltd.	407,000	7,464,823
		24,189,046
Oil & Gas — 3.3%
BG Group PLC	110,698	2,568,644
INPEX Holdings, Inc.	920	9,868,899
Royal Dutch Shell PLC Cl. A	304,860	12,943,879
Total SA	201,020	16,792,587
		42,174,009
Pharmaceuticals — 8.0%
Actelion Ltd.(a)	69,930	3,207,970
GlaxoSmithKline PLC	1,677,090	42,893,163
Merck KGaA	74,060	9,576,430
Novartis AG	415,600	22,792,142
Roche Holding AG	132,262	22,934,238
		101,403,943
Retail — 2.7%
Compagnie Financiere Richemont AG, A Units	175,600	12,060,097
Giordano International Ltd.	5,119,000	2,441,367
Li & Fung Ltd.	1,100,800	4,398,958
Signet Group PLC	10,581,800	14,680,658
		33,581,080
Semiconductors — 4.6%
ASML Holding NV(a)	128,977	4,079,838
Rohm Co. Ltd.	256,798	22,289,469
Samsung Electronics Co. Ltd.	45,956	27,011,144
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	482,780	4,808,489
		58,188,940
Software — 1.5%
SAP AG	265,000	13,781,983
Satyam Computer Services Ltd. ADR (India)	171,200	4,574,464
		18,356,447

	Number of Shares	Market Value
Telecommunications — 0.9%
MTN Group Ltd.	121,990	$2,293,392
Singapore Telecommunications Ltd.	3,209,500	8,820,390
		11,113,782
Toys, Games & Hobbies — 0.3%
Nintendo Co. Ltd.	6,900	4,177,726
Transportation — 1.7%
Canadian National Railway Co.(b)	119,180	5,593,117
Canadian National Railway Co.	43,600	2,068,904
TPG NV	302,350	12,664,531
Yamato Transport Co. Ltd.	71,000	1,022,058
		21,348,610
TOTAL EQUITIES (Cost $1,152,246,929)		1,251,466,894
	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Cash Equivalents — 1.9%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$591,530	591,530
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	591,530	591,530
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	354,919	354,919
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	473,224	473,224
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	473,224	473,224
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	295,765	295,765
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	295,765	295,765
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	828,142	828,142
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	473,224	473,224

	Principal Amount	Market Value
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	$354,918	$354,918
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	295,765	295,765
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	354,918	354,918
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	354,918	354,918
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	354,918	354,918
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	354,918	354,918
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	473,224	473,224
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	591,530	591,530
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	2,514,003	2,514,003
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	473,224	473,224
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	354,918	354,918
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	295,765	295,765
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	532,377	532,377
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	177,459	177,459
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	591,530	591,530
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	591,530	591,530
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	591,530	591,530
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	354,918	354,918

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	$354,918	$354,918
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	414,071	414,071
Reserve Primary Money Market Fund(c)	1,405,772	1,405,772
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	591,530	591,530
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	295,765	295,765
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	295,765	295,765
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	473,224	473,224
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	414,071	414,071
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	414,071	414,071
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	3,483,148	3,483,148
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	591,530	591,530
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	236,612	236,612
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	591,530	591,530
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	591,530	591,530
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	295,765	295,765
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	414,071	414,071
		24,853,059

	Principal Amount	Market Value
Repurchase Agreements — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$11,041,065	$11,041,065
TOTAL SHORT-TERM INVESTMENTS (Cost $35,894,124)		35,894,124
TOTAL INVESTMENTS — 102.0% (Cost $1,188,141,053)(f)		1,287,361,018
Other Assets/ (Liabilities) — (2.0%)		(25,160,997)
NET ASSETS — 100.0%		$1,262,200,021

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $11,042,629. Collateralized by a U.S. Government Agency obligation with a rate of 5.215%, maturity date of 12/25/2035, and an aggregate market value, including accrued interest, of $11,261,913.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.1%
Investment Companies
MassMutual Premier Capital Appreciation Fund, Class S	151,679	$1,903,571
MassMutual Premier Core Bond Fund, Class S	3,690,915	39,492,788
MassMutual Premier Diversified Bond Fund, Class S	2,570,587	27,042,574
MassMutual Premier Enhanced Index Growth Fund, Class S	772,436	7,793,876
MassMutual Premier Enhanced Index Value Fund, Class S	902,460	11,325,873
MassMutual Premier Inflation-Protected Bond Fund, Class S	3,870,690	39,984,228
MassMutual Premier International Equity Fund, Class S	237,951	4,223,626
MassMutual Premier Main Street Small Cap Fund, Class S	427,582	4,429,754
MassMutual Premier Money Market Fund, Class S	12,215,470	12,215,470
MassMutual Premier Short-Duration Bond Fund, Class S	3,155,915	31,622,270
MassMutual Premier Strategic Income Fund, Class S	1,027,607	10,717,940
MassMutual Premier Value Fund, Class S	31,669	541,543
MassMutual Select Aggressive Growth Fund, Class S(a)	371,509	2,749,167
MassMutual Select Blue Chip Growth Fund, Class S	169,453	1,886,015
MassMutual Select Diversified Growth Fund, Class S(a)	407,555	4,075,547
MassMutual Select Diversified International Fund, Class S	428,536	4,499,631
MassMutual Select Diversified Value Fund, Class S	264,333	3,195,780

	Number of Shares	Market Value
MassMutual Select Emerging Growth Fund, Class S(a)	86,325	$656,933
MassMutual Select Focused Value Fund, Class S	447,641	7,439,800
MassMutual Select Fundamental Value Fund, Class S	396,003	4,696,595
MassMutual Select Large Cap Value Fund, Class S	134,204	1,696,338
MassMutual Select Mid Cap Growth Equity Fund, Class S(a)	125,251	1,470,443
MassMutual Select Mid Cap Growth Equity II Fund, Class S	139,428	2,130,467
MassMutual Select Mid-Cap Value Fund, Class S	371,991	3,626,917
MassMutual Select Overseas Fund, Class S	878,201	10,081,746
MassMutual Select Small Cap Core Equity Fund, Class S	204,486	1,862,870
MassMutual Select Small Cap Growth Equity Fund, Class S	44,716	752,117
MassMutual Select Small Cap Value Equity Fund, Class S	177,345	1,661,718
MassMutual Select Small Company Growth Fund, Class S	154,731	1,559,685
MassMutual Select Small Company Value Fund, Class S	101,249	1,301,046
		246,636,328
TOTAL MUTUAL FUNDS (Cost $254,459,190)		246,636,328
TOTAL INVESTMENTS — 100.1% (Cost $254,459,190)(b)		246,636,328
Other Assets/ (Liabilities) — (0.1%)		(154,556)
NET ASSETS — 100.0%		$246,481,772

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.1%
Investment Companies
MassMutual Premier Capital Appreciation Fund, Class S	176,285	$2,212,374
MassMutual Premier Core Bond Fund, Class S	2,726,298	29,171,392
MassMutual Premier Diversified Bond Fund, Class S	2,240,213	23,567,045
MassMutual Premier Enhanced Index Growth Fund, Class S	1,650,173	16,650,241
MassMutual Premier Enhanced Index Value Fund, Class S	1,739,219	21,827,203
MassMutual Premier Inflation-Protected Bond Fund, Class S	2,668,231	27,562,824
MassMutual Premier International Equity Fund, Class S	376,642	6,685,402
MassMutual Premier Main Street Small Cap Fund, Class S	501,706	5,197,675
MassMutual Premier Money Market Fund, Class S	7,147,174	7,147,174
MassMutual Premier Short-Duration Bond Fund, Class S	1,942,833	19,467,184
MassMutual Premier Strategic Income Fund, Class S	577,855	6,027,025
MassMutual Premier Value Fund, Class S	45,845	783,954
MassMutual Select Aggressive Growth Fund, Class S(a)	719,370	5,323,336
MassMutual Select Blue Chip Growth Fund, Class S	426,020	4,741,603
MassMutual Select Diversified Growth Fund, Class S(a)	755,467	7,554,672
MassMutual Select Diversified International Fund, Class S	712,864	7,485,075
MassMutual Select Diversified Value Fund, Class S	318,949	3,856,094

	Number of Shares	Market Value
MassMutual Select Emerging Growth Fund, Class S(a)	116,083	$883,390
MassMutual Select Focused Value Fund, Class S	426,118	7,082,089
MassMutual Select Fundamental Value Fund, Class S	517,395	6,136,303
MassMutual Select Large Cap Value Fund, Class S	308,302	3,896,938
MassMutual Select Mid Cap Growth Equity Fund, Class S(a)	249,343	2,927,292
MassMutual Select Mid Cap Growth Equity II Fund, Class S	298,999	4,568,706
MassMutual Select Mid-Cap Value Fund, Class S	722,865	7,047,935
MassMutual Select Overseas Fund, Class S	1,278,338	14,675,322
MassMutual Select Small Cap Core Equity Fund, Class S	231,279	2,106,952
MassMutual Select Small Cap Growth Equity Fund, Class S	58,201	978,949
MassMutual Select Small Cap Value Equity Fund, Class S	208,531	1,953,932
MassMutual Select Small Company Growth Fund, Class S	179,361	1,807,956
MassMutual Select Small Company Value Fund, Class S	124,159	1,595,443
		250,921,480
TOTAL MUTUAL FUNDS (Cost $258,316,115)		250,921,480
TOTAL INVESTMENTS — 100.1% (Cost $258,316,115)(b)		250,921,480
Other Assets/ (Liabilities) — (0.1%)		(150,261)
NET ASSETS — 100.0%		$250,771,219

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Investment Companies
MassMutual Premier Capital Appreciation Fund, Class S	1,212,871	$15,221,533
MassMutual Premier Core Bond Fund, Class S	4,408,874	47,174,950
MassMutual Premier Diversified Bond Fund, Class S	3,580,733	37,669,315
MassMutual Premier Enhanced Index Growth Fund, Class S	4,503,985	45,445,212
MassMutual Premier Enhanced Index Value Fund, Class S	4,058,911	50,939,327
MassMutual Premier Inflation-Protected Bond Fund, Class S	4,443,322	45,899,513
MassMutual Premier International Equity Fund, Class S	1,512,072	26,839,277
MassMutual Premier Main Street Small Cap Fund, Class S	2,454,912	25,432,885
MassMutual Premier Short-Duration Bond Fund, Class S	2,074,877	20,790,265
MassMutual Premier Strategic Income Fund, Class S	971,251	10,130,147
MassMutual Premier Value Fund, Class S	246,855	4,221,219
MassMutual Select Aggressive Growth Fund, Class S(a)	3,605,163	26,678,207
MassMutual Select Blue Chip Growth Fund, Class S	1,404,503	15,632,113
MassMutual Select Diversified Growth Fund, Class S(a)	2,753,479	27,534,791
MassMutual Select Diversified International Fund, Class S	2,572,641	27,012,731
MassMutual Select Diversified Value Fund, Class S	1,638,430	19,808,622
MassMutual Select Emerging Growth Fund, Class S(a)	353,043	2,686,658

	Number of Shares	Market Value
MassMutual Select Focused Value Fund, Class S	1,029,220	$17,105,628
MassMutual Select Fundamental Value Fund, Class S	2,788,639	33,073,257
MassMutual Select Large Cap Value Fund, Class S	1,658,132	20,958,786
MassMutual Select Mid Cap Growth Equity Fund, Class S(a)	1,295,351	15,207,425
MassMutual Select Mid Cap Growth Equity II Fund, Class S	1,555,181	23,763,172
MassMutual Select Mid-Cap Value Fund, Class S	3,268,360	31,866,509
MassMutual Select Overseas Fund, Class S	4,824,752	55,388,151
MassMutual Select Small Cap Core Equity Fund, Class S	1,093,170	9,958,779
MassMutual Select Small Cap Growth Equity Fund, Class S	153,432	2,580,719
MassMutual Select Small Cap Value Equity Fund, Class S	455,048	4,263,803
MassMutual Select Small Company Growth Fund, Class S	482,762	4,866,241
MassMutual Select Small Company Value Fund, Class S	314,944	4,047,033
		672,196,268
TOTAL MUTUAL FUNDS (Cost $690,432,184)		672,196,268
TOTAL INVESTMENTS — 100.0% (Cost $690,432,184)(b)		672,196,268
Other Assets/ (Liabilities) — 0.0%		(279,552)
NET ASSETS — 100.0%		$671,916,716

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Investment Companies
MassMutual Premier Capital Appreciation Fund, Class S	1,331,772	$16,713,735
MassMutual Premier Core Bond Fund, Class S	970,021	10,379,225
MassMutual Premier Diversified Bond Fund, Class S	992,672	10,442,913
MassMutual Premier Enhanced Index Growth Fund, Class S	2,532,720	25,555,142
MassMutual Premier Enhanced Index Value Fund, Class S	2,213,380	27,777,917
MassMutual Premier Inflation-Protected Bond Fund, Class S	1,601,781	16,546,394
MassMutual Premier International Equity Fund, Class S	1,504,119	26,698,105
MassMutual Premier Main Street Small Cap Fund, Class S	1,751,065	18,141,028
MassMutual Premier Short-Duration Bond Fund, Class S	207,538	2,079,527
MassMutual Premier Strategic Income Fund, Class S	509,986	5,319,156
MassMutual Premier Value Fund, Class S	306,168	5,235,474
MassMutual Select Aggressive Growth Fund, Class S(a)	4,544,739	33,631,068
MassMutual Select Blue Chip Growth Fund, Class S	2,542,156	28,294,198
MassMutual Select Diversified Growth Fund, Class S(a)	2,823,062	28,230,616
MassMutual Select Diversified International Fund, Class S	2,506,171	26,314,791
MassMutual Select Diversified Value Fund, Class S	2,067,820	24,999,948
MassMutual Select Emerging Growth Fund, Class S(a)	2,326,743	17,706,517

	Number of Shares	Market Value
MassMutual Select Focused Value Fund, Class S	685,811	$11,398,180
MassMutual Select Fundamental Value Fund, Class S	3,572,210	42,366,411
MassMutual Select Large Cap Value Fund, Class S	2,109,430	26,663,199
MassMutual Select Mid Cap Growth Equity Fund, Class S(a)	315,209	3,700,555
MassMutual Select Mid Cap Growth Equity II Fund, Class S	1,150,029	17,572,442
MassMutual Select Mid-Cap Value Fund, Class S	2,105,642	20,530,009
MassMutual Select Overseas Fund, Class S	4,464,399	51,251,300
MassMutual Select Small Cap Core Equity Fund, Class S	305,293	2,781,223
MassMutual Select Small Cap Growth Equity Fund, Class S	111,645	1,877,875
MassMutual Select Small Cap Value Equity Fund, Class S	645,978	6,052,814
MassMutual Select Small Company Growth Fund, Class S	295,992	2,983,596
MassMutual Select Small Company Value Fund, Class S	618,074	7,942,256
		519,185,614
TOTAL MUTUAL FUNDS (Cost $527,738,975)		519,185,614
TOTAL INVESTMENTS — 100.0% (Cost $527,738,975)(b)		519,185,614
Other Assets/ (Liabilities) — 0.0%		(229,471)
NET ASSETS — 100.0%		$518,956,143

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Investment Companies
MassMutual Premier Capital Appreciation Fund, Class S	734,991	$9,224,134
MassMutual Premier Core Bond Fund, Class S	304,908	3,262,513
MassMutual Premier Diversified Bond Fund, Class S	309,072	3,251,437
MassMutual Premier Enhanced Index Growth Fund, Class S	1,596,045	16,104,094
MassMutual Premier Enhanced Index Value Fund, Class S	1,362,589	17,100,489
MassMutual Premier Inflation-Protected Bond Fund, Class S	508,664	5,254,497
MassMutual Premier International Equity Fund, Class S	903,431	16,035,892
MassMutual Premier Main Street Small Cap Fund, Class S	815,756	8,451,230
MassMutual Premier Strategic Income Fund, Class S	422,406	4,405,699
MassMutual Premier Value Fund, Class S	209,047	3,574,704
MassMutual Select Aggressive Growth Fund, Class S(a)	2,976,289	22,024,542
MassMutual Select Blue Chip Growth Fund, Class S	1,106,881	12,319,586
MassMutual Select Diversified Growth Fund, Class S(a)	1,709,742	17,097,416
MassMutual Select Diversified International Fund, Class S	1,482,019	15,561,203
MassMutual Select Diversified Value Fund, Class S	1,375,819	16,633,656
MassMutual Select Emerging Growth Fund, Class S(a)	1,216,824	9,260,030
MassMutual Select Focused Value Fund, Class S	346,887	5,765,254

	Number of Shares	Market Value
MassMutual Select Fundamental Value Fund, Class S	2,316,670	$27,475,708
MassMutual Select Large Cap Value Fund, Class S	1,390,829	17,580,077
MassMutual Select Mid Cap Growth Equity Fund, Class S(a)	162,455	1,907,218
MassMutual Select Mid Cap Growth Equity II Fund, Class S	555,973	8,495,263
MassMutual Select Mid-Cap Value Fund, Class S	1,370,247	13,359,904
MassMutual Select Overseas Fund, Class S	2,709,419	31,104,130
MassMutual Select Small Cap Core Equity Fund, Class S	163,352	1,488,135
MassMutual Select Small Cap Growth Equity Fund, Class S	64,912	1,091,824
MassMutual Select Small Cap Value Equity Fund, Class S	505,524	4,736,762
MassMutual Select Small Company Growth Fund, Class S	163,263	1,645,688
MassMutual Select Small Company Value Fund, Class S	460,213	5,913,742
		300,124,827
TOTAL MUTUAL FUNDS (Cost $305,475,095)		300,124,827
TOTAL INVESTMENTS — 100.0% (Cost $305,475,095)(b)		300,124,827
Other Assets/ (Liabilities) — 0.0%		(130,720)
NET ASSETS — 100.0%		$299,994,107

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Investment Companies
MassMutual Premier Capital Appreciation Fund, Class S	69,118	$867,429
MassMutual Premier Core Bond Fund, Class S	9,553	102,214
MassMutual Premier Diversified Bond Fund, Class S	9,715	102,201
MassMutual Premier Enhanced Index Growth Fund, Class S	85,577	863,471
MassMutual Premier Enhanced Index Value Fund, Class S	44,898	563,470
MassMutual Premier Inflation-Protected Bond Fund, Class S	15,854	163,773
MassMutual Premier International Equity Fund, Class S	30,998	550,214
MassMutual Premier Main Street Small Cap Fund, Class S	27,542	285,340
MassMutual Premier Strategic Income Fund, Class S	13,265	138,351
MassMutual Premier Value Fund, Class S	6,878	117,621
MassMutual Select Aggressive Growth Fund, Class S(a)	116,269	860,393
MassMutual Select Diversified International Fund, Class S	50,003	525,027
MassMutual Select Diversified Value Fund, Class S	45,901	554,946
MassMutual Select Focused Value Fund, Class S	11,583	192,504
MassMutual Select Fundamental Value Fund, Class S	76,190	903,617
MassMutual Select Large Cap Value Fund, Class S	46,211	584,112
MassMutual Select Mid Cap Growth Equity Fund, Class S(a)	5,436	63,818

	Number of Shares	Market Value
MassMutual Select Mid Cap Growth Equity II Fund, Class S	18,639	$284,810
MassMutual Select Mid-Cap Value Fund, Class S	46,431	452,701
MassMutual Select Overseas Fund, Class S	90,310	1,036,762
MassMutual Select Small Cap Core Equity Fund, Class S	5,415	49,327
MassMutual Select Small Cap Growth Equity Fund, Class S	21,101	354,926
MassMutual Select Small Cap Value Equity Fund, Class S	17,373	162,788
MassMutual Select Small Company Growth Fund, Class S	6,079	61,280
MassMutual Select Small Company Value Fund, Class S	15,665	201,299
		10,042,394
TOTAL MUTUAL FUNDS (Cost $10,050,876)		10,042,394
TOTAL INVESTMENTS — 100.0% (Cost $10,050,876)(b)		10,042,394
Other Assets/ (Liabilities) — 0.0%		(465)
NET ASSETS — 100.0%		$10,041,929

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statement of Assets and Liabilities

December 31, 2007

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Assets:
Investments, at value (Note 2)(a)	$361,707,899	$211,506,577	$643,564,586	$1,239,464,931
Short-term investments, at value (Note 2)(b)	25,948,546	11,809,703	45,865,859	61,169,718
Total investments(c)	387,656,445	223,316,280	689,430,445	1,300,634,649
Cash	9,110	5,207	10,667	4,396
Foreign currency, at value(d)	24,478	125,017	-	-
Receivables from:
Investments sold	101,241	349,878	-	1,013,981
Settlement of investments sold on a when issued basis (Note 2)	1,457,109	388,563	-	-
Open forward foreign currency contracts (Note 2)	-	6,932	-	-
Investment Adviser (Note 3)	9,188	-	-	-
Fund shares sold	390,497	98,138	279,903	178,933
Interest and dividends	2,916,171	1,074,630	1,108,965	2,194,062
Variation margin on open futures contracts (Note 2)	51,800	16,040	-	-
Foreign taxes withheld	-	-	51	-
Open swap agreements, at value (Note 2)	-	563,063	-	-
Total assets	392,616,039	225,943,748	690,830,031	1,304,026,021
Liabilities:
Payables for:
Investments purchased	7,342	193,047	3,748,182	8,452,450
Written options outstanding, at value (Note 2)(e)	747,718	183,047	-	-
Open forward foreign currency contracts (Note 2)	28,472	16,932	-	-
Fund shares repurchased	102,087	204,627	512,860	1,700,895
Variation margin on open futures contracts (Note 2)	-	-	-	-
Securities on loan (Note 2)	10,569,228	7,431,609	39,769,999	45,408,977
Settlement of investments purchased on a when issued basis (Note 2)	8,769,047	2,241,406	-	-
Open swap agreements, at value (Note 2)	2,124,415	477,501	-	-
Trustees' fees and expenses (Note 3)	10,055	12,518	23,097	63,586
Affiliates (Note 3):
Investment management fees	170,980	109,729	277,009	688,933
Administration fees	41,311	44,876	82,964	223,599
Service fees	50,794	19,073	71,446	189,015
Distribution fees	2,238	587	1,652	1,792
Accrued expense and other liabilities	60,924	51,553	39,707	48,862
Total liabilities	22,684,611	10,986,505	44,526,916	56,778,109
Net assets	$369,931,428	$214,957,243	$646,303,115	$1,247,247,912
Net assets consist of:
Paid-in capital	$371,478,305	$196,918,420	$598,770,215	$1,027,456,338
Undistributed net investment income (distributions in excess of net investment income)	2,152,696	237,332	(23,078)	24,669
Accumulated net realized gain (loss) on investments	(2,401,486)	262,651	1,124,621	12,749,514
Net unrealized appreciation (depreciation) on investments	(1,298,087)	17,538,840	46,431,357	207,017,391
Net Assets	$369,931,428	$214,957,243	$646,303,115	$1,247,247,912
(a) Cost of investments - unaffiliated issuers:	$361,650,877	$194,332,460	$597,133,229	$1,032,447,540
(b) Cost of short-term investments:	$25,948,546	$11,809,703	$45,865,859	$61,169,718
(c) Securities on loan with market value of:	$10,202,280	$6,982,833	$38,364,553	$43,371,820
(d) Cost of foreign currency:	$24,347	$111,588	$-	$-
(e) Premiums on written options:	$692,291	$171,326	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund
Assets:
Investments, at value (Note 2)(a)	$82,141,513	$1,378,923,655	$2,315,368,848	$51,223,515
Short-term investments, at value (Note 2)(b)	9,605,451	97,227,851	102,539,593	6,794,169
Total investments(c)	91,746,964	1,476,151,506	2,417,908,441	58,017,684
Cash	1,459	14,548	20,332	1,770
Foreign currency, at value(d)	-	-	-	-
Receivables from:
Investments sold	638,199	74,252	1,146,816	162,166
Settlement of investments sold on a when issued basis (Note 2)	-	-	-	-
Open forward foreign currency contracts (Note 2)	-	-	-	-
Investment Adviser (Note 3)	-	-	-	-
Fund shares sold	4,076	1,094,562	1,249,889	65,472
Interest and dividends	162,858	1,536,350	3,631,132	39,306
Variation margin on open futures contracts (Note 2)	-	-	-	-
Foreign taxes withheld	-	30,498	-	5,025
Open swap agreements, at value (Note 2)	-	-	-	-
Total assets	92,553,556	1,478,901,716	2,423,956,610	58,291,423
Liabilities:
Payables for:
Investments purchased	428,120	645,505	1,165,025	217,831
Written options outstanding, at value (Note 2)(e)	-	-	-	-
Open forward foreign currency contracts (Note 2)	-	-	-	-
Fund shares repurchased	40,348	363,059	841,716	-
Variation margin on open futures contracts (Note 2)	-	-	202,680	-
Securities on loan (Note 2)	8,924,055	71,305,410	68,343,751	3,723,415
Settlement of investments purchased on a when issued basis (Note 2)	-	-	-	-
Open swap agreements, at value (Note 2)	-	-	-	-
Trustees' fees and expenses (Note 3)	6,821	87,462	134,773	1,153
Affiliates (Note 3):
Investment management fees	49,292	780,753	200,880	32,284
Administration fees	11,006	237,830	502,542	10,872
Service fees	12,712	252,176	210,261	16,435
Distribution fees	91	533	3,252	75
Accrued expense and other liabilities	32,233	69,815	70,426	35,411
Total liabilities	9,504,678	73,742,543	71,675,306	4,037,476
Net assets	$83,048,878	$1,405,159,173	$2,352,281,304	$54,253,947
Net assets consist of:
Paid-in capital	$81,259,930	$1,001,768,546	$1,896,346,763	$52,561,165
Undistributed net investment income (distributions in excess of net investment income)	(6,722)	(87,876)	368,054	(1,153)
Accumulated net realized gain (loss) on investments	(265,972)	12,320,560	(16,215,684)	668,723
Net unrealized appreciation (depreciation) on investments	2,061,642	391,157,943	471,782,171	1,025,212
Net Assets	$83,048,878	$1,405,159,173	$2,352,281,304	$54,253,947
(a) Cost of investments - unaffiliated issuers:	$80,079,871	$987,768,215	$1,843,739,281	$50,198,303
(b) Cost of short-term investments:	$9,605,451	$97,227,851	$102,539,593	$6,794,169
(c) Securities on loan with market value of:	$8,599,233	$68,891,086	$65,658,630	$3,568,687
(d) Cost of foreign currency:	$-	$-	$-	$-
(e) Premiums on written options:	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Class A shares:
Net assets	$82,171,853	$27,307,885	$108,293,359	$283,159,412
Shares outstanding	8,215,903	2,513,906	9,007,428	24,076,880
Net asset value and redemption price per share	$10.00	$10.86	$12.02	$11.76
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.50	$11.52	$12.75	$12.48
Class L shares:
Net assets	$29,781,736	$78,845,855	$86,153,847	$264,796,005
Shares outstanding	2,969,534	7,247,822	7,136,542	22,402,652
Net asset value, offering price and redemption price per share	$10.03	$10.88	$12.07	$11.82
Class Y shares:
Net assets	$150,260,097	$78,883,183	$132,424,585	$135,961,629
Shares outstanding	14,969,257	7,263,136	10,968,356	11,484,235
Net asset value, offering price and redemption price per share	$10.04	$10.86	$12.07	$11.84
Class S shares:
Net assets	$104,158,068	$29,026,186	$316,944,830	$560,524,353
Shares outstanding	10,371,121	2,676,344	26,214,631	47,281,714
Net asset value, offering price and redemption price per share	$10.04	$10.85	$12.09	$11.85
Class Z shares:
Net assets	$-	$-	$-	$-
Shares outstanding	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-
Class N shares:
Net assets	$3,559,674	$894,134	$2,486,494	$2,806,513
Shares outstanding	357,353	82,664	206,781	240,668
Net asset value, offering price and redemption price per share	$9.96	$10.82	$12.02	$11.66

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund
Class A shares:
Net assets	$19,178,930	$382,048,839	$311,184,921	$26,462,388
Shares outstanding	2,112,573	30,479,608	23,068,606	2,439,691
Net asset value and redemption price per share	$9.08	$12.53	$13.49	$10.85
Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.63	$13.29	$14.31	$11.51
Class L shares:
Net assets	$12,233,582	$230,678,130	$351,221,165	$9,123,468
Shares outstanding	1,347,029	18,324,107	25,946,634	839,421
Net asset value, offering price and redemption price per share	$9.08	$12.59	$13.54	$10.87
Class Y shares:
Net assets	$2,913,044	$136,253,468	$431,199,389	$7,490,222
Shares outstanding	318,478	10,792,615	31,803,080	688,379
Net asset value, offering price and redemption price per share	$9.15	$12.62	$13.56	$10.88
Class S shares:
Net assets	$48,592,857	$655,609,479	$710,277,544	$11,069,284
Shares outstanding	5,327,073	51,878,041	51,871,045	1,016,757
Net asset value, offering price and redemption price per share	$9.12	$12.64	$13.69	$10.89
Class Z shares:
Net assets	$-	$-	$543,205,770	$-
Shares outstanding	-	-	39,681,589	-
Net asset value, offering price and redemption price per share	$-	$-	$13.69	$-
Class N shares:
Net assets	$130,465	$569,257	$5,192,515	$108,585
Shares outstanding	14,357	45,668	389,054	10,011
Net asset value, offering price and redemption price per share	$9.09	$12.47	$13.35	$10.85

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Diversified Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Aggressive Growth Fund
Assets:
Investments, at value (Note 2)(a)	$832,570,007	$98,137,314	$44,779,544	$588,549,501
Short-term investments, at value (Note 2)(b)	28,970,093	2,572,002	5,440,760	47,532,833
Total investments(c)	861,540,100	100,709,316	50,220,304	636,082,334
Cash	12,344	-	661	10,829
Receivables from:
Investments sold	3,051,817	-	49,226	4,332,971
Investment adviser (Note 3)	6,576	52,831	-	-
Fund shares sold	632,712	-	42,238	1,361,734
Interest and dividends	734,936	48,902	29,773	204,199
Variation margin on open futures contracts (Note 2)	-	-	-	-
Foreign taxes withheld	20,552	-	80	-
Total assets	865,999,037	100,811,049	50,342,282	641,992,067
Liabilities:
Payables for:
Investments purchased	3,065,552	1,259,855	-	379,805
Fund shares repurchased	204,121	-	1,005	9,441
Variation margin on open futures contracts (Note 2)	-	-	-	-
Securities on loan (Note 2)	24,530,697	-	4,835,112	44,558,635
Trustees' fees and expenses (Note 3)	82,560	-	2,700	34,196
Affiliates (Note 3):
Investment management fees	426,420	20,722	24,956	368,495
Administration fees	237,255	1,517	8,093	108,124
Service fees	67,781	21	4,422	82,009
Distribution fees	1,982	10	1	699
Accrued expense and other liabilities	250,944	54,303	30,575	39,670
Total liabilities	28,867,312	1,336,428	4,906,864	45,581,074
Net assets	$837,131,725	$99,474,621	$45,435,418	$596,410,993
Net assets consist of:
Paid-in capital	$840,222,595	$100,000,500	$39,567,604	$492,888,727
Undistributed net investment income (loss) (distributions in excess of net investment income)	70,219	28,333	(2,700)	(30,960)
Accumulated net realized gain (loss) on investments	(97,136,340)	(1,756)	(156,647)	(4,558,929)
Net unrealized appreciation (depreciation) on investments	93,975,251	(552,456)	6,027,161	108,112,155
Net assets	$837,131,725	$99,474,621	$45,435,418	$596,410,993
(a) Cost of investments - unaffiliated issuers:	$738,597,131	$98,677,631	$38,752,383	$480,437,346
(b) Cost of short-term investments:	$28,970,093	$2,572,002	$5,440,760	$47,532,833
(c) Securities on loan with market value of:	$23,551,487	$-	$4,669,705	$42,865,775

The accompanying notes are an integral part of the financial statements.

	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund
Assets:
Investments, at value (Note 2)(a)	$56,327,057	$809,005,054	$201,562,757	$152,963,414
Short-term investments, at value (Note 2)(b)	7,380,064	116,232,455	43,669,048	41,114,960
Total investments(c)	63,707,121	925,237,509	245,231,805	194,078,374
Cash	1,282	7,672	5,243	25,147
Receivables from:
Investments sold	-	6,301,083	-	-
Investment adviser (Note 3)	-	-	-	-
Fund shares sold	280,622	201,661	123,865	39,184
Interest and dividends	27,022	1,173,738	1,224,646	762,609
Variation margin on open futures contracts (Note 2)	-	-	-	2,838
Foreign taxes withheld	-	-	-	-
Total assets	64,016,047	932,921,663	246,585,559	194,908,152
Liabilities:
Payables for:
Investments purchased	-	10,497,948	942,926	-
Fund shares repurchased	555	1,831,397	450,770	51,942
Variation margin on open futures contracts (Note 2)	14,902	-	-	-
Securities on loan (Note 2)	5,841,802	52,429,434	36,956,954	37,093,726
Trustees' fees and expenses (Note 3)	4,940	56,348	3,776	2,733
Affiliates (Note 3):
Investment management fees	7,277	517,450	125,183	100,467
Administration fees	25,400	158,337	26,827	19,760
Service fees	14,592	159,147	6,373	10,279
Distribution fees	323	1,905	25	192
Accrued expense and other liabilities	32,713	47,465	35,005	38,615
Total liabilities	5,942,504	65,699,431	38,547,839	37,317,714
Net assets	$58,073,543	$867,222,232	$208,037,720	$157,590,438
Net assets consist of:
Paid-in capital	$66,593,202	$747,851,374	$242,521,906	$179,979,170
Undistributed net investment income (loss) (distributions in excess of net investment income)	492	4,364,714	625,820	168,291
Accumulated net realized gain (loss) on investments	(21,247,210)	21,688,180	(1,430,299)	(2,680,935)
Net unrealized appreciation (depreciation) on investments	12,727,059	93,317,964	(33,679,707)	(19,876,088)
Net assets	$58,073,543	$867,222,232	$208,037,720	$157,590,438
(a) Cost of investments - unaffiliated issuers:	$43,605,029	$715,687,090	$235,242,464	$172,882,853
(b) Cost of short-term investments:	$7,380,064	$116,232,455	$43,669,048	$41,114,960
(c) Securities on loan with market value of:	$5,535,201	$50,425,752	$35,586,443	$35,084,362

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Diversified Growth Fund	MassMutual Select Large Cap Growth Fund		MassMutual Select Aggressive Growth Fund
Class A shares:
Net assets	$99,385,071	$100,064	$7,159,208		$127,728,682
Shares outstanding	9,087,149	10,010	692,471		17,929,064
Net asset value and redemption price per share	$10.94	$10.00	$10.34		$7.12
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.61	$10.61	$10.97		$7.55
Class L shares:
Net assets	$455,541,750	$100,074	$1,571,949		$135,032,681
Shares outstanding	41,112,711	10,010	147,982		18,588,689
Net asset value, offering price and redemption price per share	$11.08	$10.00	$10.62		$7.26
Class Y shares:
Net assets	$53,150,105	$100,080	$13,237,410		$48,599,566
Shares outstanding	4,788,017	10,010	1,258,764		6,620,173
Net asset value, offering price and redemption price per share	$11.10	$10.00	$10.52		$7.34
Class S shares:
Net assets	$225,942,762	$99,074,351	$23,465,352		$284,105,934
Shares outstanding	20,302,628	9,909,314	2,219,520		38,411,745
Net asset value, offering price and redemption price per share	$11.13	$10.00	$10.57		$7.40
Class N shares:
Net assets	$3,112,037	$100,052	$1,499		$944,130
Shares outstanding	288,998	10,010	146		135,291
Net asset value, offering price and redemption price per share	$10.77	$10.00	$10.29	*	$6.98

*  Net asset value calculation is based on unrounded share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund
Class A shares:
Net assets	$22,454,381	$224,393,289	$9,489,507	$15,737,461
Shares outstanding	4,350,474	13,942,352	975,986	1,685,802
Net asset value and redemption price per share	$5.16	$16.09	$9.72	$9.34
Offering price per share (100/[100-maximum sales charge] of net asset value)	$5.47	$17.07	$10.31	$9.91
Class L shares:
Net assets	$10,335,238	$159,281,170	$74,131,056	$42,168,225
Shares outstanding	1,968,368	9,735,839	7,603,888	4,506,054
Net asset value, offering price and redemption price per share	$5.25	$16.36	$9.75	$9.36
Class Y shares:
Net assets	$3,160,168	$131,433,782	$1,163,474	$9,342,920
Shares outstanding	596,392	7,968,585	119,283	998,199
Net asset value, offering price and redemption price per share	$5.30	$16.49	$9.75	$9.36
Class S shares:
Net assets	$21,629,655	$349,391,121	$123,216,134	$90,057,369
Shares outstanding	4,046,070	21,020,139	12,638,070	9,612,388
Net asset value, offering price and redemption price per share	$5.35	$16.62	$9.75	$9.37
Class N shares:
Net assets	$494,101	$2,722,870	$37,549	$284,463
Shares outstanding	97,543	172,641	3,853	30,460
Net asset value, offering price and redemption price per share	$5.07	$15.77	$9.75	$9.34

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund
Assets:
Investments, at value (Note 2)(a)	$561,057,138	$55,094,670	$154,922,938	$1,538,214,633
Short-term investments, at value (Note 2)(b)	139,479,207	14,194,421	29,564,884	255,790,371
Total investments(c)	700,536,345	69,289,091	184,487,822	1,794,005,004
Cash	68,011	7,522	4,328	66,507
Foreign currency, at value(d)	-	-	-	79,731
Receivables from:
Investments sold	2,030,629	787,258	81,499	1,743,093
Open forward foreign currency contracts (Note 2)	-	-	-	-
Broker for collateral held for open futures contracts (Note 2)	-	-	-	-
Investment adviser (Note 3)	-	2,009	-	-
Fund shares sold	153,682	28,648	92,967	3,002,208
Interest and dividends	1,191,809	80,753	95,583	820,165
Foreign taxes withheld	-	-	-	1,461
Total assets	703,980,476	70,195,281	184,762,199	1,799,718,169
Liabilities:
Payables for:
Investments purchased	2,139,931	834,572	982,555	4,943,963
Open forward foreign currency contracts (Note 2)	-	-	-	-
Fund shares repurchased	823,932	9,193	47,901	201,921
Variation margin on open futures contracts (Note 2)	-	110	-	-
Securities on loan (Note 2)	119,601,894	13,934,561	24,972,418	215,679,230
Trustees' fees and expenses (Note 3)	36,127	1,128	13,337	72,326
Affiliates (Note 3):
Investment management fees	422,814	35,697	93,731	994,838
Administration fees	126,394	8,011	24,434	321,746
Service fees	93,805	3,649	18,140	263,593
Distribution fees	1,131	316	207	2,513
Accrued expense and other liabilities	45,514	35,978	36,492	56,995
Total liabilities	123,291,542	14,863,215	26,189,215	222,537,125
Net assets	$580,688,934	$55,332,066	$158,572,984	$1,577,181,044
Net assets consist of:
Paid-in capital	$540,905,148	$62,047,562	$195,792,616	$1,256,930,472
Undistributed net investment income (loss) (distributions in excess of net investment income)	989,598	7,453	14,132	39,591
Accumulated net realized gain (loss) on investments	3,925,451	(2,642,117)	(46,408,943)	28,296,137
Net unrealized appreciation (depreciation) on investments	34,868,737	(4,080,832)	9,175,179	291,914,844
Net assets	$580,688,934	$55,332,066	$158,572,984	$1,577,181,044
(a) Cost of investments - unaffiliated issuers:	$526,188,401	$59,177,410	$145,747,759	$1,246,301,474
(b) Cost of short-term investments:	$139,479,207	$14,194,421	$29,564,884	$255,790,371
(c) Securities on loan with market value of:	$113,545,279	$13,218,782	$24,182,421	$206,835,919
(d) Cost of foreign currency:	$-	$-	$-	$77,539

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund
Assets:
Investments, at value (Note 2)(a)	$650,935,323	$142,328,322	$104,153,619	$158,438,825
Short-term investments, at value (Note 2)(b)	257,348,709	46,937,143	34,028,366	10,389,897
Total investments(c)	908,284,032	189,265,465	138,181,985	168,828,722
Cash	109,209	37,884	29,206	7,760
Foreign currency, at value(d)	-	-	-	316,879
Receivables from:
Investments sold	80,577	1,048,076	721,032	20,025
Open forward foreign currency contracts (Note 2)	-	-	-	1,115,840
Broker for collateral held for open futures contracts (Note 2)	-	-	-	232,273
Investment adviser (Note 3)	-	-	-	-
Fund shares sold	480,279	38,331	119,398	80,715
Interest and dividends	399,399	53,839	53,983	186,963
Foreign taxes withheld	709	-	-	4,101
Total assets	909,354,205	190,443,595	139,105,604	170,793,278
Liabilities:
Payables for:
Investments purchased	3,698,585	771,019	955,782	-
Open forward foreign currency contracts (Note 2)	-	-	-	1,128,846
Fund shares repurchased	747,487	51,620	3,255	5,105
Variation margin on open futures contracts (Note 2)	-	-	-	8,747
Securities on loan (Note 2)	216,532,536	44,027,154	30,990,504	5,545,115
Trustees' fees and expenses (Note 3)	41,026	9,770	9,417	2,466
Affiliates (Note 3):
Investment management fees	476,014	105,968	72,349	137,983
Administration fees	137,514	34,325	19,673	17,362
Service fees	74,619	35,588	10,907	293
Distribution fees	728	285	139	72
Accrued expense and other liabilities	48,367	35,667	33,286	53,207
Total liabilities	221,756,876	45,071,396	32,095,312	6,899,196
Net assets	$687,597,329	$145,372,199	$107,010,292	$163,894,082
Net assets consist of:
Paid-in capital	$554,568,365	$137,985,816	$116,307,226	$161,284,428
Undistributed net investment income (loss) (distributions in excess of net investment income)	(35,400)	(9,768)	(9,406)	(2,364,958)
Accumulated net realized gain (loss) on investments	(2,008,555)	(1,084,502)	(19,228,499)	(27)
Net unrealized appreciation (depreciation) on investments	135,072,919	8,480,653	9,940,971	4,974,639
Net assets	$687,597,329	$145,372,199	$107,010,292	$163,894,082
(a) Cost of investments - unaffiliated issuers:	$515,867,192	$133,847,669	$94,212,648	$153,462,606
(b) Cost of short-term investments:	$257,348,709	$46,937,143	$34,028,366	$10,389,897
(c) Securities on loan with market value of:	$206,774,225	$41,638,248	$29,556,628	$5,272,336
(d) Cost of foreign currency:	$-	$-	$-	$299,259

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund
Class A shares:
Net assets	$132,696,672	$5,137,747	$27,120,205	$397,923,812
Shares outstanding	10,543,611	566,430	2,388,880	26,972,073
Net asset value and redemption price per share	$12.59	$9.07	$11.35	$14.75
Offering price per share (100/[100-maximum sales charge] of net asset value)	$13.36	$9.62	$12.04	$15.65
Class L shares:
Net assets	$103,887,054	$20,101,061	$38,904,161	$546,924,322
Shares outstanding	8,178,455	2,210,315	3,360,103	36,405,028
Net asset value, offering price and redemption price per share	$12.70	$9.09	$11.58	$15.02
Class Y shares:
Net assets	$100,729,882	$727,861	$5,944,244	$229,983,409
Shares outstanding	7,872,125	79,951	508,049	15,136,375
Net asset value, offering price and redemption price per share	$12.80	$9.10	$11.70	$15.19
Class S shares:
Net assets	$241,742,124	$28,895,182	$86,268,234	$398,426,556
Shares outstanding	18,820,020	3,173,462	7,346,489	26,076,121
Net asset value, offering price and redemption price per share	$12.84	$9.11	$11.74	$15.28
Class N shares:
Net assets	$1,633,202	$470,215	$336,140	$3,922,945
Shares outstanding	132,715	52,037	30,095	270,492
Net asset value, offering price and redemption price per share	$12.31	$9.04	$11.17	$14.50

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund
Class A shares:
Net assets	$112,756,864	$49,661,906	$16,437,771	$394,246
Shares outstanding	7,007,767	5,077,755	2,249,208	37,611
Net asset value and redemption price per share	$16.09	$9.78	$7.31	$10.48
Offering price per share (100/[100-maximum sales charge] of net asset value)	$17.07	$10.38	$7.76	$11.12
Class L shares:
Net assets	$111,009,654	$36,371,830	$38,458,305	$48,458,596
Shares outstanding	6,755,412	3,652,858	5,163,182	4,616,188
Net asset value, offering price and redemption price per share	$16.43	$9.96	$7.45	$10.50
Class Y shares:
Net assets	$121,461,537	$9,779,487	$1,632,603	$846,342
Shares outstanding	7,299,331	973,370	216,052	80,648
Net asset value, offering price and redemption price per share	$16.64	$10.05	$7.56	$10.49
Class S shares:
Net assets	$341,264,592	$49,167,894	$50,274,673	$114,089,753
Shares outstanding	20,292,097	4,880,999	6,604,685	10,866,268
Net asset value, offering price and redemption price per share	$16.82	$10.07	$7.61	$10.50
Class N shares:
Net assets	$1,104,682	$391,082	$206,940	$105,145
Shares outstanding	70,019	40,677	28,856	10,010
Net asset value, offering price and redemption price per share	$15.78	$9.61	$7.17	$10.50

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund
Assets:
Investments, at value:
Unaffiliated issuers (Note 2)(a)	$1,251,466,894	$-	$-	$-
Affiliated issuers (Note 2)(b)	-	246,636,328	250,921,480	672,196,268
Short-term investments, at value (Note 2)(c)	35,894,124	-	-	-
Total investments(d)	1,287,361,018	246,636,328	250,921,480	672,196,268
Cash	51,909	-	-	-
Foreign currency, at value(e)	7,916	-	-	-
Receivables from:
Investments sold	3,910,702	14,953	156,207	1,042,189
Open forward foreign currency contracts (Note 2)	1,931,211	-	-	-
Investment adviser (Note 3)	-	-	-	-
Fund shares sold	235,615	102,825	796,614	515,080
Interest and dividends	1,627,346	-	-	-
Foreign taxes withheld	810,258	-	-	-
Total assets	1,295,935,975	246,754,106	251,874,301	673,753,537
Liabilities:
Payables for:
Investments purchased	4,975,473	42,642	689,179	237,366
Open forward foreign currency contracts (Note 2)	1,236,674	-	-	-
Fund shares repurchased	1,039,498	117,778	289,127	1,319,902
Securities on loan (Note 2)	24,853,059	-	-	-
Trustees' fees and expenses (Note 3)	57,063	13,123	7,404	25,948
Affiliates (Note 3):
Investment management fees	1,079,217	10,426	10,630	28,604
Administration fees	105,775	21,352	24,714	77,002
Service fees	181,941	34,165	48,508	112,812
Distribution fees	2,079	83	563	324
Accrued expense and other liabilities	205,175	32,765	32,957	34,863
Total liabilities	33,735,954	272,334	1,103,082	1,836,821
Net assets	$1,262,200,021	$246,481,772	$250,771,219	$671,916,716
Net assets consist of:
Paid-in capital	$1,134,020,160	$250,933,882	$253,895,050	$671,113,382
Undistributed net investment income (distributions in excess of net investment income)	3,864,580	100,201	(6,611)	(25,935)
Accumulated net realized gain (loss) on investments	24,361,745	3,270,551	4,277,415	19,065,185
Net unrealized appreciation (depreciation) on investments	99,953,536	(7,822,862)	(7,394,635)	(18,235,916)
Net assets	$1,262,200,021	$246,481,772	$250,771,219	$671,916,716
(a) Cost of investments - unaffiliated issuers:	$1,152,246,929	$-	$-	$-
(b) Cost of investments - affiliated issuers:	$-	$254,459,190	$258,316,115	$690,432,184
(c) Cost of short-term investments:	$35,894,124	$-	$-	$-
(d) Securities on loan with market value of:	$23,623,434	$-	$-	$-
(e) Cost of foreign currency:	$7,919	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund
Assets:
Investments, at value:
Unaffiliated issuers (Note 2)(a)	$-	$-	$-
Affiliated issuers (Note 2)(b)	519,185,614	300,124,827	10,042,394
Short-term investments, at value (Note 2)(c)	-	-	-
Total investments(d)	519,185,614	300,124,827	10,042,394
Cash	-	-	-
Foreign currency, at value(e)	-	-	-
Receivables from:
Investments sold	114,124	34,612	-
Open forward foreign currency contracts (Note 2)	-	-	-
Investment adviser (Note 3)	-	-	51,538
Fund shares sold	644,927	611,310	-
Interest and dividends	-	-	-
Foreign taxes withheld	-	-	-
Total assets	519,944,665	300,770,749	10,093,932
Liabilities:
Payables for:
Investments purchased	18,091	-	-
Open forward foreign currency contracts (Note 2)	-	-	-
Fund shares repurchased	740,960	645,922	-
Securities on loan (Note 2)	-	-	-
Trustees' fees and expenses (Note 3)	19,148	10,982	-
Affiliates (Note 3):
Investment management fees	22,053	12,774	205
Administration fees	60,402	31,789	64
Service fees	93,613	43,040	21
Distribution fees	202	147	10
Accrued expense and other liabilities	34,053	31,988	51,703
Total liabilities	988,522	776,642	52,003
Net assets	$518,956,143	$299,994,107	$10,041,929
Net assets consist of:
Paid-in capital	$505,934,703	$292,117,742	$10,000,500
Undistributed net investment income (distributions in excess of net investment income)	(19,138)	(10,976)	49,911
Accumulated net realized gain (loss) on investments	21,593,939	13,237,609	-
Net unrealized appreciation (depreciation) on investments	(8,553,361)	(5,350,268)	(8,482)
Net assets	$518,956,143	$299,994,107	$10,041,929
(a) Cost of investments - unaffiliated issuers:	$-	$-	$-
(b) Cost of investments - affiliated issuers:	$527,738,975	$305,475,095	$10,050,876
(c) Cost of short-term investments:	$-	$-	$-
(d) Securities on loan with market value of:	$-	$-	$-
(e) Cost of foreign currency:	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund
Class A shares:
Net assets	$261,363,508	$52,666,973	$72,786,215	$173,715,459
Shares outstanding	23,062,613	5,294,741	6,843,074	16,129,773
Net asset value and redemption price per share	$11.33	$9.95	$10.64	$10.77
Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.02	$10.56	$11.29	$11.43
Class L shares:
Net assets	$328,071,301	$88,900,866	$59,581,850	$266,836,842
Shares outstanding	28,739,037	8,896,364	5,576,111	24,632,687
Net asset value, offering price and redemption price per share	$11.42	$9.99	$10.69	$10.83
Class Y shares:
Net assets	$163,726,238	$94,210,357	$79,313,967	$135,649,780
Shares outstanding	14,301,348	9,431,194	7,419,512	12,531,991
Net asset value, offering price and redemption price per share	$11.45	$9.99	$10.69	$10.82
Class S shares:
Net assets	$505,917,300	$10,579,183	$38,229,871	$95,204,361
Shares outstanding	44,084,537	1,059,624	3,573,988	8,785,405
Net asset value, offering price and redemption price per share	$11.48	$9.98	$10.70	$10.84
Class N shares:
Net assets	$3,121,674	$124,393	$859,316	$510,274
Shares outstanding	278,906	12,467	80,758	47,341
Net asset value, offering price and redemption price per share	$11.19	$9.98	$10.64	$10.78

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund
Class A shares:
Net assets	$142,955,805	$65,603,952	$100,499
Shares outstanding	12,443,480	5,576,981	10,010
Net asset value and redemption price per share	$11.49	$11.76	$10.04
Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.19	$12.48	$10.65
Class L shares:
Net assets	$217,724,614	$142,857,698	$100,510
Shares outstanding	18,831,156	12,069,613	10,010
Net asset value, offering price and redemption price per share	$11.56	$11.84	$10.04
Class Y shares:
Net assets	$89,727,357	$47,208,123	$100,513
Shares outstanding	7,768,283	3,989,526	10,010
Net asset value, offering price and redemption price per share	$11.55	$11.83	$10.04
Class S shares:
Net assets	$68,223,889	$44,097,957	$9,639,920
Shares outstanding	5,898,531	3,723,328	960,010
Net asset value, offering price and redemption price per share	$11.57	$11.84	$10.04
Class N shares:
Net assets	$324,478	$226,377	$100,487
Shares outstanding	28,200	19,198	10,010
Net asset value, offering price and redemption price per share	$11.51	$11.79	$10.04

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Investment income (Note 2):
Dividends(a)	$20,835	$2,691,754	$16,963,852	$26,840,331
Interest	17,479,878	5,430,945	334,612	417,066
Securities lending net income	58,409	55,184	85,219	87,713
Total investment income	17,559,122	8,177,883	17,383,683	27,345,110
Expenses (Note 3):
Investment management fees (Note 3)	1,733,477	1,406,994	3,216,936	8,198,081
Custody fees	68,517	75,573	49,906	98,318
Trustee reporting	2,676	2,676	2,655	2,676
Audit and legal fees	43,531	43,832	36,127	39,941
Proxy fees	1,141	1,096	1,120	1,096
Shareholder reporting fees	-	15,695	13,516	38,133
Trustees' fees (Note 3)	12,167	9,913	26,283	52,464
	1,861,509	1,555,779	3,346,543	8,430,709
Administration fees (Note 3):
Class A	150,999	99,945	305,268	923,525
Class L	58,977	289,701	228,497	878,693
Class Y	140,579	154,920	229,180	223,321
Class S	43,943	34,419	182,007	670,808
Class Z	-	-	-	-
Class N	8,167	2,693	8,248	8,578
Distribution fees (Note 3):
Class N	6,806	1,786	5,598	5,910
Service fees (Note 3):
Class A	150,999	76,410	247,541	737,876
Class N	6,806	1,786	5,598	5,910
Total expenses	2,428,785	2,217,439	4,558,480	11,885,330
Expenses waived (Note 3)	(78,600)	(10,858)	-	-
Class A Administration fees waived (Note 3)	-	-	-	-
Class L Administration fees waived (Note 3)	-	-	-	-
Class N Administration fees waived (Note 3)	-	-	-	-
Net expenses	2,350,185	2,206,581	4,558,480	11,885,330
Net investment income (loss)	15,208,937	5,971,302	12,825,203	15,459,780
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,543,761)	9,804,338	22,668,480	115,348,154
Futures contracts	(958,933)	(238,055)	-	-
Written options	1,378,305	426,399	-	-
Swap contracts	272,833	(31,537)	-	-
Foreign currency transactions	(90,985)	(61,356)	-	-
Net realized gain (loss)	(942,541)	9,899,789	22,668,480	115,348,154
Net change in unrealized appreciation (depreciation) on:
Investments	(70,227)	(10,128,058)	(54,541,296)	(30,009,256)
Futures contracts	648,807	182,372	-	-
Written options	(235,114)	(80,962)	-	-
Swap contracts	(1,601,433)	344,316	-	-
Translation of assets and liabilities in foreign currencies	12,213	8,494	-	-
Net unrealized appreciation (depreciation)	(1,245,754)	(9,673,838)	(54,541,296)	(30,009,256)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(2,188,295)	225,951	(31,872,816)	85,338,898
Net increase (decrease) in net assets resulting from operations	$13,020,642	$6,197,253	$(19,047,613)	$100,798,678
(a) Net of withholding tax of:	$-	$17,515	$67,907	$121,976

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund
Investment income (Note 2):
Dividends(a)	$1,925,915	$27,176,102	$45,970,252	$794,370
Interest	22,186	611,505	1,179,118	77,857
Securities lending net income	11,603	184,784	186,251	14,472
Total investment income	1,959,704	27,972,391	47,335,621	886,699
Expenses (Note 3):
Investment management fees (Note 3)	659,600	9,649,512	2,387,414	331,358
Custody fees	27,834	244,060	200,642	21,106
Trustee reporting	2,533	2,533	2,534	133
Audit and legal fees	30,817	42,122	50,790	33,160
Proxy fees	1,658	1,096	1,120	378
Shareholder reporting fees	5,377	50,069	69,920	432
Trustees' fees (Note 3)	4,021	62,891	98,533	1,696
	731,840	10,052,283	2,810,953	388,263
Administration fees (Note 3):
Class A	68,094	1,303,392	1,503,188	61,769
Class L	34,571	902,130	1,677,464	26,351
Class Y	5,562	318,519	1,599,029	9,969
Class S	41,519	523,657	2,307,668	5,602
Class Z	-	-	397,152	-
Class N	481	5,914	25,797	396
Distribution fees (Note 3):
Class N	366	3,949	12,175	283
Service fees (Note 3):
Class A	61,124	1,004,463	783,400	51,474
Class N	366	3,949	12,175	283
Total expenses	943,923	14,118,256	11,129,001	544,390
Expenses waived (Note 3)	-	-	-	(7,257)
Class A Administration fees waived (Note 3)	-	-	(626,720)	-
Class L Administration fees waived (Note 3)	-	-	(699,381)	-
Class N Administration fees waived (Note 3)	-	-	(9,740)	-
Net expenses	943,923	14,118,256	9,793,160	537,133
Net investment income (loss)	1,015,781	13,854,135	37,542,461	349,566
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	7,225,246	119,678,880	32,479,742	4,275,668
Futures contracts	-	-	905,712	-
Written options	-	-	-	-
Swap contracts	-	-	-	-
Foreign currency transactions	-	(629)	-	-
Net realized gain (loss)	7,225,246	119,678,251	33,385,454	4,275,668
Net change in unrealized appreciation (depreciation) on:
Investments	(3,914,251)	(69,207,674)	44,874,307	(509,996)
Futures contracts	-	-	100,872	-
Written options	-	-	-	-
Swap contracts	-	-	-	-
Translation of assets and liabilities in foreign currencies	-	2,880	-	-
Net unrealized appreciation (depreciation)	(3,914,251)	(69,204,794)	44,975,179	(509,996)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	3,310,995	50,473,457	78,360,633	3,765,672
Net increase (decrease) in net assets resulting from operations	$4,326,776	$64,327,592	$115,903,094	$4,115,238
(a) Net of withholding tax of:	$-	$139,737	$-	$6,021

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Diversified Growth Fund*	MassMutual Select Large Cap Growth Fund	MassMutual Select Aggressive Growth Fund
Investment income (Note 2):
Dividends(a)	$6,590,843	$12,868	$344,932	$2,673,408
Interest	299,077	39,703	19,638	241,013
Securities lending net income	66,278	-	17,002	82,197
Total investment income	6,956,198	52,571	381,572	2,996,618
Expenses (Note 3):
Investment management fees (Note 3)	3,836,827	20,722	283,192	4,105,440
Custody fees	33,527	3,000	7,682	130,332
Trustee reporting	2,767	-	2,676	2,677
Audit and legal fees	19,179	31,254	30,294	35,008
Proxy fees	1,192	-	1,119	1,096
Shareholder reporting fees	197,537	20,050	1,256	17,453
Trustees' fees (Note 3)	20,892	-	1,794	23,619
	4,111,921	75,026	328,013	4,315,625
Administration fees (Note 3):
Class A	211,479	12	27,452	406,382
Class L	1,426,296	12	5,495	517,092
Class Y	100,786	6	25,287	95,061
Class S	181,073	1,472	35,460	230,475
Class N	14,189	14	6	4,742
Distribution fees (Note 3):
Class N	7,736	10	4	3,006
Service fees (Note 3):
Class A	129,424	10	19,447	294,992
Class N	7,736	10	4	3,006
Total expenses	6,190,640	76,572	441,168	5,870,381
Expenses waived (Note 3)	(524,236)	(52,831)	-	-
Net expenses	5,666,404	23,741	441,168	5,870,381
Net investment income (loss)	1,289,794	28,830	(59,596)	(2,873,763)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	21,667,811	(1,756)	3,081,099	64,453,178
Futures contracts	-	-	-	-
Foreign currency transactions	(67,282)	(497)	-	-
Net realized gain (loss)	21,600,529	(2,253)	3,081,099	64,453,178
Net change in unrealized appreciation (depreciation) on:
Investments	34,787,406	(540,317)	2,438,696	29,600,155
Futures contracts	-	-	-	-
Translation of assets and liabilities in foreign currencies	1,898	(12,139)	-	-
Net unrealized appreciation (depreciation)	34,789,304	(552,456)	2,438,696	29,600,155
Net realized gain (loss) and change in unrealized appreciation (depreciation)	56,389,833	(554,709)	5,519,795	94,053,333
Net increase (decrease) in net assets resulting from operations	$57,679,627	$(525,879)	$5,460,199	$91,179,570
(a) Net of withholding tax of:	$98,015	$-	$6,056	$11,401

*  Fund commenced operations on December 17, 2007.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund
Investment income (Note 2):
Dividends(a)	$239,371	$12,165,032	$3,482,735	$3,584,468
Interest	32,201	2,105,390	236,779	142,641
Securities lending net income	16,841	112,912	58,642	206,995
Total investment income	288,413	14,383,334	3,778,156	3,934,104
Expenses (Note 3):
Investment management fees (Note 3)	73,619	6,713,340	1,323,014	964,894
Custody fees	25,224	91,332	23,610	23,033
Trustee reporting	2,533	2,676	2,532	133
Audit and legal fees	34,261	41,336	30,394	35,730
Proxy fees	1,119	1,119	967	378
Shareholder reporting fees	1,828	36,774	33,069	1,064
Trustees' fees (Note 3)	2,011	40,845	7,146	4,458
	140,595	6,927,422	1,420,732	1,029,690
Administration fees (Note 3):
Class A	127,808	848,313	22,460	33,503
Class L	56,726	601,699	209,165	108,240
Class Y	9,231	275,430	1,020	7,309
Class S	64,044	326,685	55,536	38,176
Class N	3,192	11,140	149	629
Distribution fees (Note 3):
Class N	1,183	7,245	107	449
Service fees (Note 3):
Class A	51,173	634,206	18,716	27,919
Class N	1,183	7,245	107	449
Total expenses	455,135	9,639,385	1,727,992	1,246,364
Expenses waived (Note 3)	-	-	-	-
Net expenses	455,135	9,639,385	1,727,992	1,246,364
Net investment income (loss)	(166,722)	4,743,949	2,050,164	2,687,740
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	2,797,182	114,475,441	10,997,546	(1,397,370)
Futures contracts	30,573	-	-	(534,769)
Foreign currency transactions	-	-	-	-
Net realized gain (loss)	2,827,755	114,475,441	10,997,546	(1,932,139)
Net change in unrealized appreciation (depreciation) on:
Investments	4,935,832	(100,073,406)	(34,145,954)	(21,885,716)
Futures contracts	9,470	-	-	49,270
Translation of assets and liabilities in foreign currencies	-	-	-	-
Net unrealized appreciation (depreciation)	4,945,302	(100,073,406)	(34,145,954)	(21,836,446)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,773,057	14,402,035	(23,148,408)	(23,768,585)
Net increase (decrease) in net assets resulting from operations	$7,606,335	$19,145,984	$(21,098,244)	$(21,080,845)
(a) Net of withholding tax of:	$1,282	$-	$-	$1,360

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends(a)	$10,295,130	$585,838	$816,499	$10,073,137
Interest	535,542	44,347	86,439	1,508,534
Securities lending net income	619,169	61,846	44,251	666,635
Total investment income	11,449,841	692,031	947,189	12,248,306
Expenses (Note 3):
Investment management fees (Note 3)	6,104,916	365,361	1,146,237	10,581,887
Custody fees	123,449	18,148	26,376	146,740
Trustee reporting	2,676	133	2,533	2,533
Audit and legal fees	35,362	32,289	31,866	42,323
Proxy fees	1,096	378	1,119	1,119
Shareholder reporting fees	22,604	420	5,406	41,059
Trustees' fees (Note 3)	31,382	1,747	6,709	56,922
	6,321,485	418,476	1,220,246	10,872,583
Administration fees (Note 3):
Class A	586,283	10,145	89,966	1,201,185
Class L	483,940	48,867	127,565	1,707,309
Class Y	306,015	2,024	17,783	361,166
Class S	461,322	13,714	71,241	256,345
Class N	6,817	931	1,065	13,198
Distribution fees (Note 3):
Class N	4,164	665	745	8,813
Service fees (Note 3):
Class A	407,934	8,455	73,143	925,697
Class N	4,164	665	745	8,813
Total expenses	8,582,124	503,942	1,602,499	15,355,109
Expenses waived (Note 3)	-	(2,009)	-	-
Net expenses	8,582,124	501,933	1,602,499	15,355,109
Net investment income (loss)	2,867,717	190,098	(655,310)	(3,106,803)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	81,497,746	(2,228,689)	25,571,419	158,562,290
Futures contracts	-	70,700	-	-
Foreign currency transactions	-	-	(1,510)	(9,912)
Net realized gain (loss)	81,497,746	(2,157,989)	25,569,909	158,552,378
Net change in unrealized appreciation (depreciation) on:
Investments	(89,507,740)	(5,212,791)	(10,050,935)	42,860,221
Futures contracts	-	832	-	-
Translation of assets and liabilities in foreign currencies	-	-	-	4,267
Net unrealized appreciation (depreciation)	(89,507,740)	(5,211,959)	(10,050,935)	42,864,488
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(8,009,994)	(7,369,948)	15,518,974	201,416,866
Net increase (decrease) in net assets resulting from operations	$(5,142,277)	$(7,179,850)	$14,863,664	$198,310,063
(a) Net of withholding tax of:	$(525)	$-	$4,091	$41,114

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund
Investment income (Note 2):
Dividends(a)	$2,754,244	$297,231	$316,593	$3,527,134
Interest	1,076,526	94,651	118,909	174,233
Securities lending net income	912,712	387,966	369,950	86,811
Total investment income	4,743,482	779,848	805,452	3,788,178
Expenses (Note 3):
Investment management fees (Note 3)	5,565,388	1,358,523	852,880	1,146,072
Custody fees	106,272	74,063	40,154	128,593
Trustee reporting	2,676	2,676	2,533	2,533
Audit and legal fees	36,064	33,185	31,395	32,684
Proxy fees	1,096	1,119	1,096	967
Shareholder reporting fees	20,274	4,924	4,733	6,840
Trustees' fees (Note 3)	27,826	6,712	4,525	4,682
	5,759,596	1,481,202	937,316	1,322,371
Administration fees (Note 3):
Class A	467,458	198,341	47,986	662
Class L	455,822	141,420	143,064	137,462
Class Y	346,040	29,247	1,857	529
Class S	372,079	75,092	41,881	40,420
Class N	4,973	2,451	764	379
Distribution fees (Note 3):
Class N	2,717	1,535	497	271
Service fees (Note 3):
Class A	286,784	142,037	35,874	551
Class N	2,717	1,535	497	271
Total expenses	7,698,186	2,072,860	1,209,736	1,502,916
Expenses waived (Note 3)	-	-	-	(157,669)
Net expenses	7,698,186	2,072,860	1,209,736	1,345,247
Net investment income (loss)	(2,954,704)	(1,293,012)	(404,284)	2,442,931
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	48,409,467	14,116,293	18,809,362	3,242,443
Futures contracts	-	-	-	83,047
Foreign currency transactions	(69,141)	-	-	(1,536,893)
Net realized gain (loss)	48,340,326	14,116,293	18,809,362	1,788,597
Net change in unrealized appreciation (depreciation) on:
Investments	16,712,167	(5,797,875)	(1,726,345)	4,929,971
Futures contracts	-	-	-	(10,795)
Translation of assets and liabilities in foreign currencies	4,886	-	-	5,604
Net unrealized appreciation (depreciation)	16,717,053	(5,797,875)	(1,726,345)	4,924,780
Net realized gain (loss) and change in unrealized appreciation (depreciation)	65,057,379	8,318,418	17,083,017	6,713,377
Net increase (decrease) in net assets resulting from operations	$62,102,675	$7,025,406	$16,678,733	$9,156,308
(a) Net of withholding tax of:	$27,050	$-	$748	$350,637

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund
Investment income (Note 2):
Dividends(a)	$34,459,633	$-	$-	$-
Dividends from affiliated issuers	-	8,853,357	7,099,450	13,646,555
Interest	931,699	515,175	437,286	-
Securities lending net income	765,478	-	-	-
Total investment income	36,156,810	9,368,532	7,536,736	13,646,555
Expenses (Note 3):
Investment management fees (Note 3)	13,164,830	136,814	111,176	328,008
Custody fees	1,204,070	51,074	51,752	50,052
Trustee reporting	2,676	2,533	2,533	2,533
Audit and legal fees	47,527	31,809	31,144	37,337
Proxy fees	1,119	1,014	1,014	1,014
Shareholder reporting fees	41,866	8,960	4,711	17,399
Trustees' fees (Note 3)	54,657	11,448	8,741	26,676
	14,516,745	243,652	211,071	463,019
Administration fees (Note 3):
Class A	721,063	77,917	116,347	292,033
Class L	803,054	132,554	93,856	491,315
Class Y	204,305	54,604	47,943	96,136
Class S	209,481	2,056	5,680	21,462
Class N	9,092	249	1,207	932
Distribution fees (Note 3):
Class N	7,723	318	1,374	1,032
Service fees (Note 3):
Class A	737,887	133,511	171,501	415,292
Class N	7,723	318	1,374	1,032
Total expenses	17,217,073	645,179	650,353	1,782,253
Expenses waived (Note 3)	-	-	(14,172)	-
Class A administration fees waived (Note 3)	(295,155)	-	-	-
Class L administration fees waived (Note 3)	(328,716)	-	-	-
Class N administration fees waived (Note 3)	(3,089)	-	-	-
Net expenses	16,590,113	645,179	636,181	1,782,253
Net investment income (loss)	19,566,697	8,723,353	6,900,555	11,864,302
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions(b)	184,627,594	5,028,632	3,379,376	17,334,799
Realized gain distributions from affiliated issuers (Note 7)	-	5,274,668	6,815,968	26,159,844
Foreign currency transactions	(5,173,228)	-	-	-
Net realized gain (loss)	179,454,366	10,303,300	10,195,344	43,494,643
Net change in unrealized appreciation (depreciation) on:
Investments	(151,125,370)	(3,938,603)	(5,643,879)	(22,750,270)
Translation of assets and liabilities in foreign currencies	727,071	-	-	-
Net unrealized appreciation (depreciation)	(150,398,299)	(3,938,603)	(5,643,879)	(22,750,270)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	29,056,067	6,364,697	4,551,465	20,744,373
Net increase (decrease) in net assets resulting from operations	$48,622,764	$15,088,050	$11,452,020	$32,608,675
(a) Net of withholding tax of:	$2,900,057	$-	$-	$-
(b) Net of foreign taxes of:	$43,109	$-	$-	$-

*  Fund commenced operations on December 17, 2007.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund*
Investment income (Note 2):
Dividends(a)	$-	$-	$-
Dividends from affiliated issuers	6,953,005	3,680,493	50,376
Interest	-	-	-
Securities lending net income	-	-	-
Total investment income	6,953,005	3,680,493	50,376
Expenses (Note 3):
Investment management fees (Note 3)	248,693	141,091	205
Custody fees	49,170	46,922	3,000
Trustee reporting	2,533	2,533	-
Audit and legal fees	35,091	31,994	28,654
Proxy fees	1,014	1,014	-
Shareholder reporting fees	12,464	6,832	20,049
Trustees' fees (Note 3)	20,129	11,369	-
	369,094	241,755	51,908
Administration fees (Note 3):
Class A	228,964	95,115	7
Class L	389,775	235,542	7
Class Y	60,618	24,389	2
Class S	13,369	4,380	40
Class N	617	463	9
Distribution fees (Note 3):
Class N	691	547	10
Service fees (Note 3):
Class A	330,300	147,145	10
Class N	691	547	10
Total expenses	1,394,119	749,883	52,003
Expenses waived (Note 3)	(1,975)	(4,368)	(51,538)
Class A administration fees waived (Note 3)	-	-	-
Class L administration fees waived (Note 3)	-	-	-
Class N administration fees waived (Note 3)	-	-	-
Net expenses	1,392,144	745,515	465
Net investment income (loss)	5,560,861	2,934,978	49,911
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions(b)	21,657,272	13,097,853	-
Realized gain distributions from affiliated issuers (Note 7)	24,399,355	15,152,068	-
Foreign currency transactions	-	-	-
Net realized gain (loss)	46,056,627	28,249,921	-
Net change in unrealized appreciation (depreciation) on:
Investments	(24,996,615)	(15,404,011)	(8,482)
Translation of assets and liabilities in foreign currencies	-	-	-
Net unrealized appreciation (depreciation)	(24,996,615)	(15,404,011)	(8,482)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	21,060,012	12,845,910	(8,482)
Net increase (decrease) in net assets resulting from operations	$26,620,873	$15,780,888	$41,429
(a) Net of withholding tax of:	$-	$-	$-
(b) Net of foreign taxes of:	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Strategic Bond Fund		MassMutual Select Strategic Balanced Fund		MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,208,937	$8,929,292	$5,971,302	$5,590,542	$12,825,203	$7,830,949	$15,459,780	$14,027,101
Net realized gain (loss) on investment transactions	(942,541)	67,503	9,899,789	3,072,054	22,668,480	16,550,397	115,348,154	121,602,600
Net change in unrealized appreciation (depreciation) on investments	(1,245,754)	56,647	(9,673,838)	17,109,706	(54,541,296)	58,437,836	(30,009,256)	88,290,063
Net increase (decrease) in net assets resulting from operations	13,020,642	9,053,442	6,197,253	25,772,302	(19,047,613)	82,819,182	100,798,678	223,919,764
Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,922,268)	(1,410,657)	(623,544)	(654,351)	(1,822,878)	(1,033,357)	(2,662,294)	(2,692,300)
Class L	(1,099,688)	(688,929)	(1,994,469)	(2,142,821)	(1,638,091)	(813,624)	(3,071,684)	(3,246,135)
Class Y	(5,638,602)	(4,163,489)	(2,271,669)	(2,244,347)	(2,646,800)	(2,103,559)	(1,835,731)	(1,621,468)
Class S	(4,019,831)	(2,717,448)	(891,469)	(514,084)	(6,700,144)	(3,754,434)	(7,803,837)	(6,575,828)
Class Z	-	-	-	-	-	-	-	-
Class N	(119,329)	(73,384)	(19,449)	(10,465)	(34,972)	(17,485)	(22,807)	(7,783)
Total distributions from net investment income	(13,799,718)	(9,053,907)	(5,800,600)	(5,566,068)	(12,842,885)	(7,722,459)	(15,396,353)	(14,143,514)
From net realized gains:
Class A	-	-	(1,360,898)	(294,380)	(4,016,708)	(2,376,436)	(30,281,727)	(23,956,139)
Class L	-	-	(3,830,110)	(883,188)	(3,243,855)	(1,702,691)	(27,478,536)	(23,603,240)
Class Y	-	-	(3,841,212)	(864,620)	(4,955,129)	(4,216,805)	(13,923,244)	(10,181,038)
Class S	-	-	(1,422,059)	(192,641)	(11,852,240)	(7,183,386)	(58,381,334)	(40,888,297)
Class N	-	-	(43,850)	(5,293)	(94,208)	(46,595)	(284,502)	(127,470)
Total distributions from net realized gains	-	-	(10,498,129)	(2,240,122)	(24,162,140)	(15,525,913)	(130,349,343)	(98,756,184)
Net fund share transactions (Note 5):
Class A	43,227,647	18,794,891	(3,534,625)	3,637,037	35,622,285	45,277,561	(16,987,637)	33,077,332
Class L	11,865,737	14,021,659	(12,625,226)	(13,991,003)	35,180,196	22,488,886	(26,322,535)	39,124,863
Class Y	40,832,500	50,252,505	(12,573,527)	10,128,663	547,001	70,411,890	4,749,217	39,618,929
Class S	32,873,263	8,746,002	7,775,889	6,783,607	98,649,195	29,220,209	44,401,213	72,867,232
Class Z	-	-	-	-	-	-	-	-
Class N	1,532,068	1,806,357	370,498	113,468	1,161,581	1,269,832	1,304,312	(498,239)
Increase (decrease) in net assets from fund share transactions	130,331,215	93,621,414	(20,586,991)	6,671,772	171,160,258	168,668,378	7,144,570	184,190,117
Total increase (decrease) in net assets	129,552,139	93,620,949	(30,688,467)	24,637,884	115,107,620	228,239,188	(37,802,448)	295,210,183
Net assets:
Beginning of year	240,379,289	146,758,340	245,645,710	221,007,826	531,195,495	302,956,307	1,285,050,360	989,840,177
End of year	$369,931,428	$240,379,289	$214,957,243	$245,645,710	$646,303,115	$531,195,495	$1,247,247,912	$1,285,050,360
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$2,152,696	$32,180	$237,332	$97,244	$(23,078)	$(10,470)	$24,669	$(38,758)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Value Equity Fund		MassMutual Select Large Cap Value Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,015,781	$950,238	$13,854,135	$10,311,506
Net realized gain (loss) on investment transactions	7,225,246	16,631,806	119,678,251	52,648,115
Net change in unrealized appreciation (depreciation) on investments	(3,914,251)	(4,892,525)	(69,204,794)	151,979,004
Net increase (decrease) in net assets resulting from operations	4,326,776	12,689,519	64,327,592	214,938,625
Distributions to shareholders (Note 2):
From net investment income:
Class A	(157,901)	(153,963)	(2,830,207)	(1,362,073)
Class L	(147,036)	(106,358)	(2,153,816)	(2,220,553)
Class Y	(37,718)	(49,718)	(1,482,292)	(1,520,505)
Class S	(691,790)	(580,749)	(8,108,862)	(4,722,424)
Class Z	-	-	-	-
Class N	(745)	(569)	-	(1,869)
Total distributions from net investment income	(1,035,190)	(891,357)	(14,575,177)	(9,827,424)
From net realized gains:
Class A	(2,388,508)	(4,080,380)	(21,139,904)	-
Class L	(1,509,892)	(1,739,186)	(12,630,936)	-
Class Y	(361,165)	(734,447)	(7,426,350)	-
Class S	(6,083,146)	(8,192,930)	(35,737,808)	-
Class N	(17,775)	(23,310)	(31,075)	-
Total distributions from net realized gains	(10,360,486)	(14,770,253)	(76,966,073)	-
Tax return of capital:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class Z	-	-	-	-
Class N	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Class A	(7,749,758)	(62,467)	(12,319,429)	(2,420,806)
Class L	1,267,706	3,815,547	(166,930,963)	(23,176,223)
Class Y	(2,144,725)	1,194,325	(82,814,746)	46,261,428
Class S	618,454	(1,588,050)	61,440,795	(10,482,514)
Class Z	-	-	-	-
Class N	2,629	8,612	(2,116,109)	7,666
Increase (decrease) in net assets from fund share transactions	(8,005,694)	3,367,967	(202,740,452)	10,189,551
Total increase (decrease) in net assets	(15,074,594)	395,876	(229,954,110)	215,300,752
Net assets:
Beginning of year	98,123,472	97,727,596	1,635,113,283	1,419,812,531
End of year	$83,048,878	$98,123,472	$1,405,159,173	$1,635,113,283
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(6,722)	$12,687	$(87,876)	$(58,695)

*  Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Indexed Equity Fund		MassMutual Select Core Opportunities Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Period Ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$37,542,461	$31,682,283	$349,566	$50,687
Net realized gain (loss) on investment transactions	33,385,454	(2,427,519)	4,275,668	260,500
Net change in unrealized appreciation (depreciation) on investments	44,975,179	266,431,803	(509,996)	1,535,208
Net increase (decrease) in net assets resulting from operations	115,903,094	295,686,567	4,115,238	1,846,395
Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,805,958)	(3,503,000)	(145,150)	(8,948)
Class L	(5,054,366)	(4,715,531)	(63,053)	(16,426)
Class Y	(6,809,637)	(6,712,978)	(63,198)	(232)
Class S	(11,353,692)	(10,405,026)	(100,602)	(26,002)
Class Z	(10,038,670)	(5,924,624)	-	-
Class N	(50,517)	(44,183)	(116)	-
Total distributions from net investment income	(37,112,840)	(31,305,342)	(372,119)	(51,608)
From net realized gains:
Class A	-	-	(1,785,120)	(17,291)
Class L	-	-	(642,688)	(15,874)
Class Y	-	-	(521,479)	(227)
Class S	-	-	(832,849)	(21,806)
Class N	-	-	(8,253)	(227)
Total distributions from net realized gains	-	-	(3,790,389)	(55,425)
Tax return of capital:
Class A	-	(19,575)	-	-
Class L	-	(26,350)	-	-
Class Y	-	(37,511)	-	-
Class S	-	(58,143)	-	-
Class Z	-	(33,107)	-	-
Class N	-	(247)	-	-
Total tax return of capital	-	(174,933)	-	-
Net fund share transactions (Note 5):
Class A	3,779,475	(10,789,263)	17,502,966	8,558,915
Class L	1,304,174	16,443,280	1,064,297	7,597,681
Class Y	(81,591,016)	(33,427,438)	3,057,294	4,440,570
Class S	(69,475,830)	(12,278,095)	605,821	9,634,202
Class Z	160,257,190	80,860,748	-	-
Class N	(56,983)	(307,426)	9	100,100
Increase (decrease) in net assets from fund share transactions	14,217,010	40,501,806	22,230,387	30,331,468
Total increase (decrease) in net assets	93,007,264	304,708,098	22,183,117	32,070,830
Net assets:
Beginning of year	2,259,274,040	1,954,565,942	32,070,830	-
End of year	$2,352,281,304	$2,259,274,040	$54,253,947	$32,070,830
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$368,054	$210,001	$(1,153)	$(232)

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund		MassMutual Select Diversified Growth Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2007*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,289,794	$607,619	$28,830
Net realized gain (loss) on investment transactions	21,600,529	23,811,187	(2,253)
Net change in unrealized appreciation (depreciation) on investments	34,789,304	11,130,027	(552,456)
Net increase (decrease) in net assets resulting from operations	57,679,627	35,548,833	(525,879)
Distributions to shareholders (Note 2):
From net investment income:
Class A	(10,510)	-	-
Class L	(641,767)	(167,310)	-
Class Y	(33,556)	(121,087)	-
Class S	(441,271)	(185,359)	-
Class N	-	-	-
Total distributions from net investment income	(1,127,104)	(473,756)	-
From net realized gains:
Class A	-	-	-
Class L	-	-	-
Class Y	-	-	-
Class S	-	-	-
Class N	-	-	-
Total distributions from net realized gains	-	-	-
Tax return of capital:
Class A	-	-	-
Class L	-	-	-
Class Y	-	-	-
Class S	-	-	-
Class N	-	-	-
Total tax return of capital	-	-	-
Net fund share transactions (Note 5):
Class A	55,251,614	(885,289)	100,100
Class L	139,042,526	(12,322,659)	100,100
Class Y	4,494,347	35,988,478	100,100
Class S	148,344,288	(10,122,894)	99,600,100
Class N	(730,894)	1,303,714	100,100
Increase (decrease) in net assets from fund share transactions	346,401,881	13,961,350	100,000,500
Total increase (decrease) in net assets	402,954,404	49,036,427	99,474,621
Net assets:
Beginning of year	434,177,321	385,140,894	-
End of year	$837,131,725	$434,177,321	$99,474,621
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$70,219	$(25,189)	$28,333

*  Fund commenced operations on December 17, 2007.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Large Cap Growth Fund		MassMutual Select Aggressive Growth Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(59,596)	$(89,095)	$(2,873,763)	$(4,380,205)
Net realized gain (loss) on investment transactions	3,081,099	3,543,859	64,453,178	7,160,794
Net change in unrealized appreciation (depreciation) on investments	2,438,696	(3,241,378)	29,600,155	(40,891,616)
Net increase (decrease) in net assets resulting from operations	5,460,199	213,386	91,179,570	(38,111,027)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net investment income	-	-	-	-
From net realized gains:
Class A	(491,249)	(328,937)	-	-
Class L	(114,417)	(62,649)	-	-
Class Y	(989,359)	(390,256)	-	-
Class S	(1,731,539)	(817,582)	-	-
Class N	(107)	(53)	-	-
Total distributions from net realized gains	(3,326,671)	(1,599,477)	-	-
Tax return of capital:
Class A	(8,531)	-	-	-
Class L	(1,987)	-	-	-
Class Y	(17,182)	-	-	-
Class S	(30,070)	-	-	-
Class N	(2)	-	-	-
Total tax return of capital	(57,772)	-	-	-
Net fund share transactions (Note 5):
Class A	(1,632,978)	5,064,052	(4,951,875)	(14,923,500)
Class L	(136,073)	900,400	(82,887,078)	10,848,600
Class Y	2,666,911	(1,753,415)	(13,362,490)	16,306,622
Class S	1,600,053	(4,789,114)	5,591,325	12,849,517
Class N	109	53	(441,293)	210,540
Increase (decrease) in net assets from fund share transactions	2,498,022	(578,024)	(96,051,411)	25,291,779
Total increase (decrease) in net assets	4,573,778	(1,964,115)	(4,871,841)	(12,819,248)
Net assets:
Beginning of year	40,861,640	42,825,755	601,282,834	614,102,082
End of year	$45,435,418	$40,861,640	$596,410,993	$601,282,834
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$(2,700)	$(1,848)	$(30,960)	$16,431

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select NASDAQ-100 Fund		MassMutual Select Focused Value Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(166,722)	$(151,002)	$4,743,949	$15,718,929
Net realized gain (loss) on investment transactions	2,827,755	3,433,656	114,475,441	95,447,118
Net change in unrealized appreciation (depreciation) on investments	4,945,302	(124,005)	(100,073,406)	62,812,113
Net increase (decrease) in net assets resulting from operations	7,606,335	3,158,649	19,145,984	173,978,160
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	(404,967)	(3,658,397)
Class L	-	-	(711,359)	(3,143,920)
Class Y	-	-	(793,804)	(2,373,809)
Class S	-	-	(2,495,906)	(6,582,889)
Class N	-	-	-	(29,866)
Total distributions from net investment income	-	-	(4,406,036)	(15,788,881)
From net realized gains:
Class A	-	-	(28,554,465)	(22,576,332)
Class L	-	-	(19,534,563)	(16,975,932)
Class Y	-	-	(16,235,595)	(11,510,012)
Class S	-	-	(42,719,074)	(30,619,407)
Class N	-	-	(347,535)	(212,331)
Total distributions from net realized gains	-	-	(107,391,232)	(81,894,014)
Net fund share transactions (Note 5):
Class A	(2,423,958)	(5,944,441)	(27,151,772)	5,344,278
Class L	(1,085,885)	(3,607,659)	(29,272,643)	5,131,188
Class Y	1,402,707	(1,178,623)	833,966	18,416,185
Class S	2,895,680	(4,391,517)	3,413,766	(88,762)
Class N	(27,004)	(30,902)	509,656	586,935
Increase (decrease) in net assets from fund share transactions	761,540	(15,153,142)	(51,667,027)	29,389,824
Total increase (decrease) in net assets	8,367,875	(11,994,493)	(144,318,311)	105,685,089
Net assets:
Beginning of year	49,705,668	61,700,161	1,011,540,543	905,855,454
End of year	$58,073,543	$49,705,668	$867,222,232	$1,011,540,543
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$492	$4,345	$4,364,714	$10,471,377

*  Fund commenced operations on August 29, 2006.

**  Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
	Year Ended December 31, 2007	Period Ended December 31, 2006*	Year Ended December 31, 2007	Period Ended December 31, 2006**
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,050,164	$68,580	$2,687,740	$181,481
Net realized gain (loss) on investment transactions	10,997,546	206,403	(1,932,139)	401,406
Net change in unrealized appreciation (depreciation) on investments	(34,145,954)	466,247	(21,836,446)	1,960,358
Net increase (decrease) in net assets resulting from operations	(21,098,244)	741,230	(21,080,845)	2,543,245
Distributions to shareholders (Note 2):
From net investment income:
Class A	(38,346)	(785)	(209,411)	(13,927)
Class L	(395,540)	(2,035)	(608,423)	(4,760)
Class Y	(7,969)	-	(151,102)	(11,044)
Class S	(975,004)	(95,745)	(1,491,947)	(138,323)
Class N	-	-	(3,391)	-
Total distributions from net investment income	(1,416,859)	(98,565)	(2,464,274)	(168,054)
From net realized gains:
Class A	(561,798)	(626)	(117,792)	-
Class L	(4,438,006)	(1,727)	(318,122)	-
Class Y	(65,138)	-	(61,053)	-
Class S	(7,478,405)	(63,811)	(723,397)	-
Class N	(2,258)	-	(2,351)	-
Total distributions from net realized gains	(12,545,605)	(66,164)	(1,222,715)	-
Net fund share transactions (Note 5):
Class A	10,886,010	481,541	14,488,771	3,401,430
Class L	83,153,257	1,592,125	46,650,998	1,003,523
Class Y	1,374,820	(14,419)	8,096,436	2,172,039
Class S	84,800,785	60,211,343	75,765,050	28,091,931
Class N	50,649	(14,184)	212,803	100,100
Increase (decrease) in net assets from fund share transactions	180,265,521	62,256,406	145,214,058	34,769,023
Total increase (decrease) in net assets	145,204,813	62,832,907	120,446,224	37,144,214
Net assets:
Beginning of year	62,832,907	-	37,144,214	-
End of year	$208,037,720	$62,832,907	$157,590,438	$37,144,214
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$625,820	$(88)	$168,291	$9,594

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Small Company Value Fund		MassMutual Select Small Cap Core Equity Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Period Ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,867,717	$898,625	$190,098	$57,183
Net realized gain (loss) on investment transactions	81,497,746	63,349,857	(2,157,989)	(523,954)
Net change in unrealized appreciation (depreciation) on investments	(89,507,740)	29,735,361	(5,211,959)	1,131,127
Net increase (decrease) in net assets resulting from operations	(5,142,277)	93,983,843	(7,179,850)	664,356
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	(5,016)	(554)
Class L	(226,090)	-	(39,476)	(4,035)
Class Y	(395,775)	(64,858)	(1,196)	(2,955)
Class S	(1,215,583)	(163,538)	(107,842)	(41,395)
Class N	-	-	-	-
Total distributions from net investment income	(1,837,448)	(228,396)	(153,530)	(48,939)
From net realized gains:
Class A	(22,792,225)	(10,802,878)	-	-
Class L	(16,719,318)	(10,055,595)	-	-
Class Y	(17,253,196)	(10,656,131)	-	-
Class S	(40,170,403)	(17,877,441)	-	-
Class N	(284,405)	(88,269)	-	-
Total distributions from net realized gains	(97,219,547)	(49,480,314)	-	-
Tax return of capital:
Class A	-	-	(485)	-
Class L	-	-	(3,815)	-
Class Y	-	-	(116)	-
Class S	-	-	(10,423)	-
Class N	-	-	-	-
Total tax return of capital	-	-	(14,839)	-
Net fund share transactions (Note 5):
Class A	(16,806,607)	29,056,512	4,899,881	753,669
Class L	(45,004,966)	28,318,396	20,276,020	2,443,541
Class Y	(57,081,131)	68,192,291	(777,307)	1,609,742
Class S	168,692	50,176,887	12,007,896	20,393,847
Class N	584,433	54,418	357,479	100,100
Increase (decrease) in net assets from fund share transactions	(118,139,579)	175,798,504	36,763,969	25,300,899
Total increase (decrease) in net assets	(222,338,851)	220,073,637	29,415,750	25,916,316
Net assets:
Beginning of year	803,027,785	582,954,148	25,916,316	-
End of year	$580,688,934	$803,027,785	$55,332,066	$25,916,316
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$989,598	$833,128	$7,453	$4,546

*  Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Mid Cap Growth Equity Fund		MassMutual Select Mid Cap Growth Equity II Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(655,310)	$841,905	$(3,106,803)	$(453,865)
Net realized gain (loss) on investment transactions	25,569,909	19,278,831	158,552,378	101,662,325
Net change in unrealized appreciation (depreciation) on investments	(10,050,935)	(14,650,156)	42,864,488	(13,562,210)
Net increase (decrease) in net assets resulting from operations	14,863,664	5,470,580	198,310,063	87,646,250
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(50,421)	-	-
Class L	-	(139,593)	-	-
Class Y	-	(124,608)	-	-
Class S	-	(472,320)	-	-
Class N	-	-	-	-
Total distributions from net investment income	-	(786,942)	-	-
From net realized gains:
Class A	-	-	(36,959,547)	(22,630,116)
Class L	-	-	(49,474,103)	(38,621,636)
Class Y	-	-	(20,650,863)	(12,838,903)
Class S	-	-	(36,172,526)	(16,913,241)
Class N	-	-	(345,695)	(187,256)
Total distributions from net realized gains	-	-	(143,602,734)	(91,191,152)
Tax return of capital:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Class A	(6,058,837)	(4,709,260)	65,509,091	10,412,101
Class L	1,709,977	(9,971,536)	(13,713,363)	24,296,375
Class Y	(15,352,923)	(2,454,801)	42,180,084	41,126,530
Class S	11,227,945	(4,093,209)	167,146,897	(46,496,757)
Class N	64,171	70,462	1,133,020	931,594
Increase (decrease) in net assets from fund share transactions	(8,409,667)	(21,158,344)	262,255,729	30,269,843
Total increase (decrease) in net assets	6,453,997	(16,474,706)	316,963,058	26,724,941
Net assets:
Beginning of year	152,118,987	168,593,693	1,260,217,986	1,233,493,045
End of year	$158,572,984	$152,118,987	$1,577,181,044	$1,260,217,986
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$14,132	$18,265	$39,591	$(8,063)

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund		MassMutual Select Small Company Growth Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,954,704)	$(2,754,200)	$(1,293,012)	$(1,512,557)
Net realized gain (loss) on investment transactions	48,340,326	69,524,983	14,116,293	12,542,147
Net change in unrealized appreciation (depreciation) on investments	16,717,053	(15,729,101)	(5,797,875)	8,300,619
Net increase (decrease) in net assets resulting from operations	62,102,675	51,041,682	7,025,406	19,330,209
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net investment income	-	-	-	-
From net realized gains:
Class A	(9,017,771)	(7,545,360)	(5,074,491)	(4,581,222)
Class L	(8,749,240)	(6,062,153)	(3,594,466)	(2,225,883)
Class Y	(9,907,628)	(8,456,512)	(947,881)	(1,295,426)
Class S	(27,674,469)	(18,359,819)	(4,944,728)	(2,438,259)
Class N	(88,154)	(67,738)	(38,725)	(52,842)
Total distributions from net realized gains	(55,437,262)	(40,491,582)	(14,600,291)	(10,593,632)
Tax return of capital:
Class A	(15,097)	-	-	-
Class L	(14,647)	-	-	-
Class Y	(16,586)	-	-	-
Class S	(46,330)	-	-	-
Class N	(148)	-	-	-
Total tax return of capital	(92,808)	-	-	-
Net fund share transactions (Note 5):
Class A	(2,721,652)	14,377,135	(16,582,493)	3,141,193
Class L	16,524,308	(18,344,498)	6,299,795	941,751
Class Y	(15,502,678)	36,810,331	(10,796,755)	(9,492,527)
Class S	56,386,035	(10,701,031)	13,592,073	13,364,071
Class N	109,142	45,843	(406,714)	(195,713)
Increase (decrease) in net assets from fund share transactions	54,795,155	22,187,780	(7,894,094)	7,758,775
Total increase (decrease) in net assets	61,367,760	32,737,880	(15,468,979)	16,495,352
Net assets:
Beginning of year	626,229,569	593,491,689	160,841,178	144,345,826
End of year	$687,597,329	$626,229,569	$145,372,199	$160,841,178
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$(35,400)	$(27,718)	$(9,768)	$(6,621)

*  Fund commenced operations on December 14, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Emerging Growth Fund		MassMutual Select Diversified International Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Period Ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(404,284)	$(802,346)	$2,442,931	$7,040
Net realized gain (loss) on investment transactions	18,809,362	8,102,266	1,788,597	15,335
Net change in unrealized appreciation (depreciation) on investments	(1,726,345)	(1,022,868)	4,924,780	49,859
Net increase (decrease) in net assets resulting from operations	16,678,733	6,277,052	9,156,308	72,234
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	(7,175)	(82)
Class L	-	-	(967,004)	(95)
Class Y	-	-	(18,154)	(99)
Class S	-	-	(2,437,070)	(10,190)
Class N	-	-	(1,512)	(67)
Total distributions from net investment income	-	-	(3,430,915)	(10,533)
From net realized gains:
Class A	-	-	(7,245)	-
Class L	-	-	(964,385)	-
Class Y	-	-	(16,639)	-
Class S	-	-	(2,187,029)	-
Class N	-	-	(2,142)	-
Total distributions from net realized gains	-	-	(3,177,440)	-
Tax return of capital:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Class A	773,074	(1,791,276)	307,237	100,100
Class L	(13,296,338)	(22,077,858)	46,197,986	100,100
Class Y	601,608	(3,948,084)	785,032	100,100
Class S	(7,950,732)	5,492,808	102,248,715	11,345,058
Class N	-	-	-	100,100
Increase (decrease) in net assets from fund share transactions	(19,872,388)	(22,324,410)	149,538,970	11,745,458
Total increase (decrease) in net assets	(3,193,655)	(16,047,358)	152,086,923	11,807,159
Net assets:
Beginning of year	110,203,947	126,251,305	11,807,159	-
End of year	$107,010,292	$110,203,947	$163,894,082	$11,807,159
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$(9,406)	$(7,289)	$(2,364,958)	$15,575

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Overseas Fund		MassMutual Select Destination Retirement Income Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$19,566,697	$20,635,558	$8,723,353	$8,816,993
Net realized gain (loss) on investment transactions	179,454,366	109,119,618	10,303,300	6,454,122
Net change in unrealized appreciation (depreciation) on investments	(150,398,299)	134,871,490	(3,938,603)	(1,451,218)
Net increase (decrease) in net assets resulting from operations	48,622,764	264,626,666	15,088,050	13,819,897
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,254,473)	(4,073,572)	(2,102,465)	(1,531,570)
Class L	(2,493,255)	(4,442,693)	(3,711,094)	(3,081,345)
Class Y	(1,434,230)	(3,961,109)	(4,069,662)	(4,216,776)
Class S	(4,847,340)	(7,530,640)	(463,900)	(267,270)
Class N	(7,944)	(27,147)	(4,701)	(3,466)
Total distributions from net investment income	(10,037,242)	(20,035,161)	(10,351,822)	(9,100,427)
From net realized gains:
Class A	(39,538,377)	(20,650,432)	(1,971,265)	(662,156)
Class L	(47,557,110)	(19,761,801)	(3,317,942)	(1,321,548)
Class Y	(23,624,006)	(16,664,769)	(3,908,768)	(1,608,621)
Class S	(72,772,515)	(31,023,295)	(417,614)	(95,327)
Class N	(463,147)	(169,262)	(4,792)	(1,712)
Total distributions from net realized gains	(183,955,155)	(88,269,559)	(9,620,381)	(3,689,364)
Net fund share transactions (Note 5):
Class A	(8,190,549)	65,569,304	2,207,442	11,244,647
Class L	82,865,960	32,431,250	(3,287,601)	(8,564,651)
Class Y	(72,361,455)	91,692,594	(30,618,495)	20,003,796
Class S	112,680,395	95,615,530	2,142,081	4,357,661
Class N	1,071,049	485,262	6,830	15,800
Increase (decrease) in net assets from fund share transactions	116,065,400	285,793,940	(29,549,743)	27,057,253
Total increase (decrease) in net assets	(29,304,233)	442,115,886	(34,433,896)	28,087,359
Net assets:
Beginning of year	1,291,504,254	849,388,368	280,915,668	252,828,309
End of year	$1,262,200,021	$1,291,504,254	$246,481,772	$280,915,668
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$3,864,580	$(1,093,320)	$100,201	$49,263

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2010 Fund		MassMutual Select Destination Retirement 2020 Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,900,555	$4,818,363	$11,864,302	$11,904,727
Net realized gain (loss) on investment transactions	10,195,344	4,791,203	43,494,643	30,507,664
Net change in unrealized appreciation (depreciation) on investments	(5,643,879)	(124,788)	(22,750,270)	(2,497,858)
Net increase (decrease) in net assets resulting from operations	11,452,020	9,484,778	32,608,675	39,914,533
Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,596,964)	(1,500,208)	(4,899,135)	(3,136,552)
Class L	(2,219,045)	(1,393,414)	(8,085,546)	(6,424,077)
Class Y	(2,964,315)	(1,748,962)	(4,230,289)	(2,578,683)
Class S	(1,448,091)	(552,426)	(3,005,801)	(1,570,368)
Class N	(29,411)	(5,263)	(13,430)	(5,880)
Total distributions from net investment income	(9,257,826)	(5,200,273)	(20,234,201)	(13,715,560)
From net realized gains:
Class A	(2,153,507)	(766,860)	(10,125,993)	(3,362,064)
Class L	(1,733,114)	(615,003)	(16,251,846)	(6,723,592)
Class Y	(2,221,690)	(729,016)	(7,756,854)	(2,316,380)
Class S	(1,043,540)	(205,575)	(5,395,057)	(1,413,065)
Class N	(26,069)	(2,944)	(29,186)	(7,343)
Total distributions from net realized gains	(7,177,920)	(2,319,398)	(39,558,936)	(13,822,444)
Net fund share transactions (Note 5):
Class A	19,768,857	23,252,365	36,651,379	52,046,825
Class L	13,197,609	11,157,595	2,703,617	29,632,727
Class Y	22,995,533	27,044,114	36,084,151	37,913,330
Class S	21,342,731	5,719,939	32,946,265	29,782,159
Class N	637,235	111,604	227,521	64,500
Increase (decrease) in net assets from fund share transactions	77,941,965	67,285,617	108,612,933	149,439,541
Total increase (decrease) in net assets	72,958,239	69,250,724	81,428,471	161,816,070
Net assets:
Beginning of year	177,812,980	108,562,256	590,488,245	428,672,175
End of year	$250,771,219	$177,812,980	$671,916,716	$590,488,245
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(6,611)	$(2,281)	$(25,935)	$(12,008)

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Destination Retirement 2030 Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,560,861	$5,057,546
Net realized gain (loss) on investment transactions	46,056,627	29,708,788
Net change in unrealized appreciation (depreciation) on investments	(24,996,615)	687,987
Net increase (decrease) in net assets resulting from operations	26,620,873	35,454,321
Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,159,772)	(1,639,686)
Class L	(5,197,551)	(3,439,766)
Class Y	(2,202,763)	(1,184,437)
Class S	(1,698,679)	(699,932)
Class N	(6,218)	(2,513)
Total distributions from net investment income	(12,264,983)	(6,966,334)
From net realized gains:
Class A	(10,949,723)	(3,100,821)
Class L	(17,450,789)	(6,174,734)
Class Y	(6,583,965)	(1,736,195)
Class S	(5,194,030)	(1,046,333)
Class N	(23,829)	(5,757)
Total distributions from net realized gains	(40,202,336)	(12,063,840)
Net fund share transactions (Note 5):
Class A	38,205,724	45,529,843
Class L	15,655,231	21,294,973
Class Y	25,916,325	32,490,050
Class S	29,578,646	23,392,444
Class N	133,283	39,269
Increase (decrease) in net assets from fund share transactions	109,489,209	122,746,579
Total increase (decrease) in net assets	83,642,763	139,170,726
Net assets:
Beginning of year	435,313,380	296,142,654
End of year	$518,956,143	$435,313,380
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(19,138)	$(8,301)

*  Fund commenced operations on December 17, 2007.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2040 Fund		MassMutual Select Destination Retirement 2050 Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2007*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,934,978	$1,471,376	$49,911
Net realized gain (loss) on investment transactions	28,249,921	21,479,123	-
Net change in unrealized appreciation (depreciation) on investments	(15,404,011)	(729,493)	(8,482)
Net increase (decrease) in net assets resulting from operations	15,780,888	22,221,006	41,429
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,457,258)	(461,655)	-
Class L	(3,371,322)	(1,563,379)	-
Class Y	(1,146,827)	(389,713)	-
Class S	(1,090,639)	(338,930)	-
Class N	(4,174)	(1,331)	-
Total distributions from net investment income	(7,070,220)	(2,755,008)	-
From net realized gains:
Class A	(5,542,033)	(1,881,363)	-
Class L	(12,568,601)	(5,801,884)	-
Class Y	(3,612,107)	(1,248,775)	-
Class S	(3,638,550)	(1,055,588)	-
Class N	(19,988)	(8,120)	-
Total distributions from net realized gains	(25,381,279)	(9,995,730)	-
Net fund share transactions (Note 5):
Class A	22,715,904	18,379,418	100,100
Class L	14,744,713	21,473,945	100,100
Class Y	18,552,620	22,117,975	100,100
Class S	19,186,678	(314,756)	9,600,100
Class N	50,855	39,160	100,100
Increase (decrease) in net assets from fund share transactions	75,250,770	61,695,742	10,000,500
Total increase (decrease) in net assets	58,580,159	71,166,010	10,041,929
Net assets:
Beginning of year	241,413,948	170,247,938	-
End of year	$299,994,107	$241,413,948	$10,041,929
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(10,976)	$(4,797)	$49,911

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$9.99		$9.97		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46	***	0.43	***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(0.08)		(0.03)		(0.19)		-
Total income from investment operations	0.38		0.40		0.14		-
Less distributions to shareholders:
From net investment income	(0.37)		(0.38)		(0.17)		-
Net asset value, end of period	$10.00		$9.99		$9.97		$10.00
Total Return(a)	3.95	% (b)	3.99	% (b)	1.37	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$82,172		$39,420		$20,689		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.11%		1.21%		-	‡
After expense waiver	1.00	% #	0.96	% #	1.00	% #	-	‡
Net investment income (loss) to average daily net assets	4.59%		4.28%		3.25%		-	‡
Portfolio turnover rate	248%		162%		566%		-	‡
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$10.01		$9.98		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.49	***	0.46	***	0.39	***	-
Net realized and unrealized gain (loss) on investments	(0.08)		(0.03)		(0.23)		-
Total income from investment operations	0.41		0.43		0.16		-
Less distributions to shareholders:
From net investment income	(0.39)		(0.40)		(0.18)		-
Net asset value, end of period	$10.03		$10.01		$9.98		$10.00
Total Return(a)	4.23%		4.31%		1.57%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$29,782		$17,942		$3,933		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%		0.86%		0.96%		-	‡
After expense waiver	0.75	% #	0.71	% #	0.75	% #	-	‡
Net investment income (loss) to average daily net assets	4.83%		4.53%		3.82%		-	‡
Portfolio turnover rate	248%		162%		566%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2004.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$10.02	$9.98	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.49 ***	0.46 ***	0.37	***	-
Net realized and unrealized gain (loss) on investments	(0.08)	(0.03)	(0.21)		-
Total income from investment operations	0.41	0.43	0.16		-
Less distributions to shareholders:
From net investment income	(0.39)	(0.39)	(0.18)		-
Net asset value, end of period	$10.04	$10.02	$9.98		$10.00
Total Return(a)	4.26%	4.38%	1.57%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$150,260	$109,603	$59,396		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%	0.70%	0.81%		-	‡
After expense waiver	N/A	N/A	0.75	% #	-	‡
Net investment income (loss) to average daily net assets	4.87%	4.53%	3.64%		-	‡
Portfolio turnover rate	248%	162%	566%		-	‡
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$10.02	$9.99	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.50 ***	0.46 ***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(0.08)	(0.03)	(0.16)		-
Total income from investment operations	0.42	0.43	0.17		-
Less distributions to shareholders:
From net investment income	(0.40)	(0.40)	(0.18)		-
Net asset value, end of period	$10.04	$10.02	$9.99		$10.00
Total Return(a)	4.32%	4.31%	1.65%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$104,158	$71,375	$62,533		$49,596
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%	0.65%	0.76%		-	‡
After expense waiver	N/A	N/A	0.70	% #	-	‡
Net investment income (loss) to average daily net assets	4.93%	4.56%	3.23%		-	‡
Portfolio turnover rate	248%	162%	566%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2004.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of period	$9.96		$9.96		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.43	***	0.40	***	0.28	***	-
Net realized and unrealized gain (loss) on investments	(0.08)		(0.03)		(0.18)		-
Total income from investment operations	0.35		0.37		0.10		-
Less distributions to shareholders:
From net investment income	(0.35)		(0.37)		(0.14)		-
Net asset value, end of period	$9.96		$9.96		$9.96		$10.00
Total Return(a)	3.62	% (b)	3.73	% (b)	0.99	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,560		$2,040		$208		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.41%		1.51%		-	‡
After expense waiver	1.30	% #	1.26	% #	1.30	% #	-	‡
Net investment income (loss) to average daily net assets	4.28%		3.99%		2.78%		-	‡
Portfolio turnover rate	248%		162%		566%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2004.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.42		$10.56		$10.45		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	***	0.24	***	0.15	***	0.11	***	-
Net realized and unrealized gain (loss) on investments	(0.01)		0.97		0.20		0.42		-
Total income from investment operations	0.25		1.21		0.35		0.53		-
Less distributions to shareholders:
From net investment income	(0.25)		(0.24)		(0.18)		(0.08)		-
From net realized gains	(0.56)		(0.11)		(0.06)		-		-
Total distributions	(0.81)		(0.35)		(0.24)		(0.08)		-
Net asset value, end of period	$10.86		$11.42		$10.56		$10.45		$10.00
Total Return(a)	2.20	% (b)	11.54	% (b)	3.33	% (b)	5.34	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$27,308		$32,130		$26,267		$32,987		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.23%		1.23%		1.24%		-	‡
After expense waiver	N/A ##		1.21	% #	1.21	% #	1.21	% (c)#	-	‡
Net investment income (loss) to average daily net assets	2.25%		2.16%		1.40%		1.10%		-	‡
Portfolio turnover rate	113%		85%		211%		129%		-	‡
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.45		$10.58		$10.48		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29	***	0.26	***	0.18	***	0.13	***	-
Net realized and unrealized gain (loss) on investments	(0.02)		0.98		0.20		0.43		-
Total income from investment operations	0.27		1.24		0.38		0.56		-
Less distributions to shareholders:
From net investment income	(0.28)		(0.26)		(0.22)		(0.08)		-
From net realized gains	(0.56)		(0.11)		(0.06)		-		-
Total distributions	(0.84)		(0.37)		(0.28)		(0.08)		-
Net asset value, end of period	$10.88		$11.45		$10.58		$10.48		$10.00
Total Return(a)	2.42%		11.73%		3.63%		5.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$78,846		$94,872		$101,151		$104,995		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%		0.98%		0.98%		0.98%		-	‡
After expense waiver	N/A ##		0.96	% #	0.96	% #	0.96	% (c)#	-	‡
Net investment income (loss) to average daily net assets	2.50%		2.39%		1.68%		1.28%		-	‡
Portfolio turnover rate	113%		85%		211%		129%		-	‡

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

(c)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.45	$10.58		$10.48		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31 ***	0.28	***	0.19	***	0.14	***	-
Net realized and unrealized gain (loss) on investments	(0.02)	0.98		0.20		0.43		-
Total income from investment operations	0.29	1.26		0.39		0.57		-
Less distributions to shareholders:
From net investment income	(0.32)	(0.28)		(0.23)		(0.09)		-
From net realized gains	(0.56)	(0.11)		(0.06)		-		-
Total distributions	(0.88)	(0.39)		(0.29)		(0.09)		-
Net asset value, end of period	$10.86	$11.45		$10.58		$10.48		$10.00
Total Return(a)	2.68%	11.90%		3.76%		5.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$78,883	$95,028		$78,145		$99,246		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.83%		0.83%		0.83%		-	‡
After expense waiver	N/A ##	0.81	% #	0.81	% #	0.81	% (b)#	-	‡
Net investment income (loss) to average daily net assets	2.64%	2.54%		1.82%		1.41%		-	‡
Portfolio turnover rate	113%	85%		211%		129%		-	‡
	Class S
	Year ended 12/31/07	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.45	$10.58		$10.49		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32 ***	0.29	***	0.20	***	0.12	***	-
Net realized and unrealized gain (loss) on investments	(0.02)	0.98		0.19		0.47		-
Total income from investment operations	0.30	1.27		0.39		0.59		-
Less distributions to shareholders:
From net investment income	(0.34)	(0.29)		(0.24)		(0.10)		-
From net realized gains	(0.56)	(0.11)		(0.06)		-		-
Total distributions	(0.90)	(0.40)		(0.30)		(0.10)		-
Net asset value, end of period	$10.85	$11.45		$10.58		$10.49		$10.00
Total Return(a)	2.69%	11.97%		3.85%		5.76%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$29,026	$23,044		$15,026		$13,159		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.78%		0.78%		0.84%		-	‡
After expense waiver	N/A ##	0.76	% #	0.76	% #	0.76	% (b)#	-	‡
Net investment income (loss) to average daily net assets	2.74%	2.60%		1.90%		1.18%		-	‡
Portfolio turnover rate	113%	85%		211%		129%		-	‡

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.41		$10.56		$10.46		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	***	0.20	***	0.12	***	0.08	***	-
Net realized and unrealized gain (loss) on investments	(0.02)		0.97		0.21		0.42		-
Total income from investment operations	0.21		1.17		0.33		0.50		-
Less distributions to shareholders:
From net investment income	(0.24)		(0.21)		(0.17)		(0.04)		-
From net realized gains	(0.56)		(0.11)		(0.06)		-		-
Total distributions	(0.80)		(0.32)		(0.23)		(0.04)		-
Net asset value, end of period	$10.82		$11.41		$10.56		$10.46		$10.00
Total Return(a)	1.87	% (b)	11.21	% (b)	3.02	% (b)	5.02	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$894		$572		$419		$422		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.54%		1.53%		1.53%		1.55%		-	‡
After expense waiver	N/A ##		1.51	% #	1.51	% #	1.51	% (c)#	-	‡
Net investment income (loss) to average daily net assets	1.99%		1.83%		1.13%		0.78%		-	‡
Portfolio turnover rate	113%		85%		211%		129%		-	‡

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

(c)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04†
Net asset value, beginning of period	$13.08		$11.26		$10.93		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.20	***	0.14	***	0.04	***
Net realized and unrealized gain (loss) on investments	(0.59)		2.20		0.54		0.94
Total income (loss) from investment operations	(0.37)		2.40		0.68		0.98
Less distributions to shareholders:
From net investment income	(0.21)		(0.17)		(0.12)		(0.04)
From net realized gains	(0.48)		(0.41)		(0.23)		(0.01)
Total distributions	(0.69)		(0.58)		(0.35)		(0.05)
Net asset value, end of period	$12.02		$13.08		$11.26		$10.93
Total Return(a)	(2.90	)% (b)	21.41	% (b)	6.23	% (b)	9.83	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$108,293		$82,361		$29,953		$4,998
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%		1.08%		1.09%		1.15	% *
After expense waiver	N/A		N/A		N/A		1.09	% *#
Net investment income (loss) to average daily net assets	1.64%		1.58%		1.27%		1.99	% *
Portfolio turnover rate	17%		15%		16%		5	% **
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04†
Net asset value, beginning of period	$13.13		$11.28		$10.93		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	***	0.23	***	0.17	***	0.05	***
Net realized and unrealized gain (loss) on investments	(0.61)		2.22		0.54		0.94
Total income (loss) from investment operations	(0.35)		2.45		0.71		0.99
Less distributions to shareholders:
From net investment income	(0.23)		(0.19)		(0.13)		(0.05)
From net realized gains	(0.48)		(0.41)		(0.23)		(0.01)
Total distributions	(0.71)		(0.60)		(0.36)		(0.06)
Net asset value, end of period	$12.07		$13.13		$11.28		$10.93
Total Return(a)	(2.67)%		21.82%		6.42%		9.99	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$86,154		$57,853		$29,455		$20,480
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%		0.80%		0.86	% *
After expense waiver	N/A		N/A		N/A		0.80	% *#
Net investment income (loss) to average daily net assets	1.93%		1.84%		1.55%		2.28	% *
Portfolio turnover rate	17%		15%		16%		5	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of period	$13.12	$11.27	$10.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27 ***	0.24 ***	0.19 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(0.59)	2.22	0.53	0.94
Total income (loss) from investment operations	(0.32)	2.46	0.72	0.99
Less distributions to shareholders:
From net investment income	(0.25)	(0.20)	(0.15)	(0.05)
From net realized gains	(0.48)	(0.41)	(0.23)	(0.01)
Total distributions	(0.73)	(0.61)	(0.38)	(0.06)
Net asset value, end of period	$12.07	$13.12	$11.27	$10.93
Total Return(a)	(2.51)%	21.92%	6.61%	9.91	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$132,425	$142,836	$56,761	$1,273
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%	0.68%	0.69%	0.75	% *
After expense waiver	N/A	N/A	N/A	0.69	% *#
Net investment income (loss) to average daily net assets	2.01%	1.95%	1.70%	2.39	% *
Portfolio turnover rate	17%	15%	16%	5	% **
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of period	$13.14	$11.28	$10.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.28 ***	0.25 ***	0.19 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(0.59)	2.23	0.53	0.94
Total income (loss) from investment operations	(0.31)	2.48	0.72	1.00
Less distributions to shareholders:
From net investment income	(0.26)	(0.21)	(0.15)	(0.05)
From net realized gains	(0.48)	(0.41)	(0.23)	(0.01)
Total distributions	(0.74)	(0.62)	(0.38)	(0.06)
Net asset value, end of period	$12.09	$13.14	$11.28	$10.94
Total Return(a)	(2.39)%	22.08%	6.59%	10.03	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$316,945	$246,598	$186,641	$173,341
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%	0.58%	0.59%	0.65	% *
After expense waiver	N/A	N/A	N/A	0.59	% *#
Net investment income (loss) to average daily net assets	2.12%	2.02%	1.75%	2.49	% *
Portfolio turnover rate	17%	15%	16%	5	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04†
Net asset value, beginning of period	$13.09		$11.28		$10.94		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.16	***	0.11	***	0.04	***
Net realized and unrealized gain (loss) on investments	(0.60)		2.21		0.52		0.94
Total income from investment operations	(0.42)		2.37		0.63		0.98
Less distributions to shareholders:
From net investment income	(0.17)		(0.15)		(0.06)		(0.03)
From net realized gains	(0.48)		(0.41)		(0.23)		(0.01)
Total distributions	(0.65)		(0.56)		(0.29)		(0.04)
Net asset value, end of period	$12.02		$13.09		$11.28		$10.94
Total Return(a)	(3.15	)% (b)	21.11	% (b)	5.77	% (b)	9.84	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,486		$1,547		$147		$187
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.39%		1.40%		1.46	% *
After expense waiver	N/A		N/A		N/A		1.40	% *#
Net investment income (loss) to average daily net assets	1.33%		1.30%		0.95%		1.63	% *
Portfolio turnover rate	17%		15%		16%		5	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.28		$11.14		$10.75		$10.01		$7.79
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.11	***	0.11	***	0.10	***	0.10	***
Net realized and unrealized gain (loss) on investments	0.84		2.16		0.65		0.84		2.19
Total income from investment operations	0.96		2.27		0.76		0.94		2.29
Less distributions to shareholders:
From net investment income	(0.11)		(0.11)		(0.11)		(0.09)		(0.07)
From net realized gains	(1.37)		(1.02)		(0.26)		(0.11)		-
Total distributions	(1.48)		(1.13)		(0.37)		(0.20)		(0.07)
Net asset value, end of year	$11.76		$12.28		$11.14		$10.75		$10.01
Total Return(a)	7.93	% (c)	20.54	% (c)	7.08	% (c)	9.34	% (c)	29.43%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$283,159		$310,438		$252,362		$214,886		$129,552
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.23%		1.23%		1.23%		1.24%
After expense waiver	N/A		N/A		N/A		1.22	% (b)#	1.22	% (b)#
Net investment income (loss) to average daily net assets	0.94%		0.92%		0.97%		0.96%		1.18%
Portfolio turnover rate	37%		43%		33%		31%		28%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.33		$11.17		$10.78		$10.03		$7.81
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.14	***	0.14	***	0.12	***	0.13	***
Net realized and unrealized gain (loss) on investments	0.85		2.18		0.64		0.85		2.18
Total income from investment operations	1.00		2.32		0.78		0.97		2.31
Less distributions to shareholders:
From net investment income	(0.14)		(0.14)		(0.13)		(0.11)		(0.09)
From net realized gains	(1.37)		(1.02)		(0.26)		(0.11)		-
Total distributions	(1.51)		(1.16)		(0.39)		(0.22)		(0.09)
Net asset value, end of year	$11.82		$12.33		$11.17		$10.78		$10.03
Total Return(a)	8.22%		20.90%		7.28%		9.65%		29.56%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$264,796		$298,276		$231,639		$236,583		$133,178
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.98%		0.98%		0.98%		0.99%
After expense waiver	N/A		N/A		N/A		0.97	% (b)#	0.97	% (b)#
Net investment income (loss) to average daily net assets	1.18%		1.18%		1.23%		1.21%		1.44%
Portfolio turnover rate	37%		43%		33%		31%		28%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.34	$11.19	$10.78	$10.03		$7.80
Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.16 ***	0.15 ***	0.14	***	0.14	***
Net realized and unrealized gain (loss) on investments	0.86	2.17	0.66	0.84		2.19
Total income from investment operations	1.03	2.33	0.81	0.98		2.33
Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.14)	(0.12)		(0.10)
From net realized gains	(1.37)	(1.02)	(0.26)	(0.11)		-
Total distributions	(1.53)	(1.18)	(0.40)	(0.23)		(0.10)
Net asset value, end of year	$11.84	$12.34	$11.19	$10.78		$10.03
Total Return(a)	8.37%	21.05%	7.55%	9.78%		29.82%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$135,962	$134,485	$85,569	$120,769		$82,989
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%	0.83%	0.83%		0.84%
After expense waiver	N/A	N/A	N/A	0.82	% (b)#	0.82	% (b)#
Net investment income (loss) to average daily net assets	1.33%	1.32%	1.35%	1.35%		1.60%
Portfolio turnover rate	37%	43%	33%	31%		28%
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.36	$11.20	$10.80	$10.05		$7.81
Income (loss) from investment operations:
Net investment income (loss)	0.18 ***	0.17 ***	0.16 ***	0.14	***	0.14	***
Net realized and unrealized gain (loss) on investments	0.85	2.17	0.66	0.85		2.20
Total income from investment operations	1.03	2.34	0.82	0.99		2.34
Less distributions to shareholders:
From net investment income	(0.17)	(0.16)	(0.16)	(0.13)		(0.10)
From net realized gains	(1.37)	(1.02)	(0.26)	(0.11)		-
Total distributions	(1.54)	(1.18)	(0.42)	(0.24)		(0.10)
Net asset value, end of year	$11.85	$12.36	$11.20	$10.80		$10.05
Total Return(a)	8.50%	21.06%	7.57%	9.80%		29.97%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$560,524	$540,185	$418,271	$325,701		$228,535
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.79%	0.79%	0.79%		0.80%
After expense waiver	N/A	N/A	N/A	0.78	% (b)#	0.78	% (b)#
Net investment income (loss) to average daily net assets	1.38%	1.37%	1.41%	1.40%		1.63%
Portfolio turnover rate	37%	43%	33%	31%		28%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.20		$11.07		$10.69		$9.94		$7.76
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.07	***	0.07	***	0.07	***	0.08	***
Net realized and unrealized gain (loss) on investments	0.85		2.14		0.65		0.84		2.17
Total income from investment operations	0.93		2.21		0.72		0.91		2.25
Less distributions to shareholders:
From net investment income	(0.10)		(0.06)		(0.08)		(0.05)		(0.07)
From net realized gains	(1.37)		(1.02)		(0.26)		(0.11)		-
Total distributions	(1.47)		(1.08)		(0.34)		(0.16)		(0.07)
Net asset value, end of year	$11.66		$12.20		$11.07		$10.69		$9.94
Total Return(a)	7.68	% (c)	20.09	% (c)	6.76	% (c)	9.10	% (c)	29.03	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,807		$1,667		$1,998		$1,644		$1,968
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.53%		1.53%		1.53%		1.54%
After expense waiver	N/A		N/A		N/A		1.52	% (b)#	1.52	% (b)#
Net investment income (loss) to average daily net assets	0.65%		0.62%		0.67%		0.65%		0.83%
Portfolio turnover rate	37%		43%		33%		31%		28%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.07		$10.49		$10.48		$9.55		$7.66
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.07	***	0.04	***	0.07	***	0.08	***
Net realized and unrealized gain (loss) on investments	0.26		1.25		1.02		1.16		1.91
Total income from investment operations	0.34		1.32		1.06		1.23		1.99
Less distributions to shareholders:
From net investment income	(0.08)		(0.06)		(0.04)		(0.07)		(0.10)
From net realized gains	(1.25)		(1.68)		(1.01)		(0.23)		-
Total distributions	(1.33)		(1.74)		(1.05)		(0.30)		(0.10)
Net asset value, end of year	$9.08		$10.07		$10.49		$10.48		$9.55
Total Return(a)	3.45	% (c)	12.83	% (c)	10.16	% (c)	12.91	% (c)	25.96%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$19,179		$28,143		$28,829		$25,523		$21,341
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%		1.31%		1.30%		1.33%		1.29%
After expense waiver	N/A		N/A		N/A		1.29	% (b)#	1.27	% (b)#
Net investment income (loss) to average daily net assets	0.76%		0.65%		0.36%		0.69%		0.99%
Portfolio turnover rate	145%		177%		94%		161%		66%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.08		$10.51		$10.50		$9.57		$7.67
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.10	***	0.06	***	0.09	***	0.10	***
Net realized and unrealized gain (loss) on investments	0.25		1.25		1.02		1.17		1.92
Total income from investment operations	0.36		1.35		1.08		1.26		2.02
Less distributions to shareholders:
From net investment income	(0.11)		(0.10)		(0.06)		(0.10)		(0.12)
From net realized gains	(1.25)		(1.68)		(1.01)		(0.23)		-
Total distributions	(1.36)		(1.78)		(1.07)		(0.33)		(0.12)
Net asset value, end of year	$9.08		$10.08		$10.51		$10.50		$9.57
Total Return(a)	3.70%		13.06%		10.39%		13.16%		26.34%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$12,234		$12,075		$8,753		$7,461		$6,313
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.06%		1.05%		1.08%		1.04%
After expense waiver	N/A		N/A		N/A		1.04	% (b)#	1.02	% (b)#
Net investment income (loss) to average daily net assets	1.04%		0.93%		0.60%		0.94%		1.24%
Portfolio turnover rate	145%		177%		94%		161%		66%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.14	$10.55	$10.54	$9.59		$7.68
Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.12 ***	0.08 ***	0.10	***	0.12	***
Net realized and unrealized gain (loss) on investments	0.26	1.26	1.02	1.19		1.91
Total income from investment operations	0.38	1.38	1.10	1.29		2.03
Less distributions to shareholders:
From net investment income	(0.12)	(0.11)	(0.08)	(0.11)		(0.12)
From net realized gains	(1.25)	(1.68)	(1.01)	(0.23)		-
Total distributions	(1.37)	(1.79)	(1.09)	(0.34)		(0.12)
Net asset value, end of year	$9.15	$10.14	$10.55	$10.54		$9.59
Total Return(a)	3.87%	13.33%	10.49%	13.47%		26.40%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,913	$5,136	$4,110	$2,891		$3,378
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.91%	0.90%	0.93%		0.88%
After expense waiver	N/A	N/A	N/A	0.88	% (b)#	0.86	% (b)#
Net investment income (loss) to average daily net assets	1.14%	1.06%	0.75%	1.06%		1.42%
Portfolio turnover rate	145%	177%	94%	161%		66%
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.12	$10.54	$10.52	$9.59		$7.68
Income (loss) from investment operations:
Net investment income (loss)	0.13 ***	0.12 ***	0.09 ***	0.11	***	0.12	***
Net realized and unrealized gain (loss) on investments	0.25	1.26	1.02	1.17		1.92
Total income from investment operations	0.38	1.38	1.11	1.28		2.04
Less distributions to shareholders:
From net investment income	(0.13)	(0.12)	(0.08)	(0.12)		(0.13)
From net realized gains	(1.25)	(1.68)	(1.01)	(0.23)		-
Total distributions	(1.38)	(1.80)	(1.09)	(0.35)		(0.13)
Net asset value, end of year	$9.12	$10.12	$10.54	$10.52		$9.59
Total Return(a)	3.80%	13.40%	10.66%	13.31%		26.63%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$48,593	$52,627	$55,895	$51,940		$67,536
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.86%	0.85%	0.88%		0.84%
After expense waiver	N/A	N/A	N/A	0.84	% (b)#	0.82	% (b)#
Net investment income (loss) to average daily net assets	1.23%	1.11%	0.81%	1.12%		1.45%
Portfolio turnover rate	145%	177%	94%	161%		66%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.09		$10.51		$10.50		$9.56		$7.63
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.04	***	0.01	***	0.04	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.25		1.26		1.01		1.15		1.90
Total income from investment operations	0.30		1.30		1.02		1.19		1.96
Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.00	)††	(0.02)		(0.03)
From net realized gains	(1.25)		(1.68)		(1.01)		(0.23)		-
Total distributions	(1.30)		(1.72)		(1.01)		(0.25)		(0.03)
Net asset value, end of year	$9.09		$10.09		$10.51		$10.50		$9.56
Total Return(a)	3.10	% (c)	12.59	% (c)	9.83	% (c)	12.51	% (c)	25.73	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$130		$142		$140		$282		$315
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%		1.61%		1.59%		1.63%		1.58%
After expense waiver	N/A		N/A		N/A		1.58	% (b)#	1.56	% (b)#
Net investment income (loss) to average daily net assets	0.48%		0.36%		0.06%		0.39%		0.70%
Portfolio turnover rate	145%		177%		94%		161%		66%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

††  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.84		$11.28		$10.39		$9.35		$7.24
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.04	***	0.05	***	0.04	***	0.04	***
Net realized and unrealized gain (loss) on investments	0.43		1.56		0.89		1.04		2.10
Total income from investment operations	0.51		1.60		0.94		1.08		2.14
Less distributions to shareholders:
From net investment income	(0.09)		(0.04)		(0.05)		(0.04)		(0.03)
From net realized gains	(0.73)		-		-		-		-
Total distributions	(0.82)		(0.04)		(0.05)		(0.04)		(0.03)
Net asset value, end of year	$12.53		$12.84		$11.28		$10.39		$9.35
Total Return(a)	4.04	% (c)	14.21	% (c)	9.05	% (c)	11.55	% (c)	29.61%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$382,049		$401,790		$354,647		$266,753		$153,918
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.25%		1.25%		1.25%		1.25%
After expense waiver	N/A		N/A		N/A		1.25	% (b)#	1.24	% (b)#
Net investment income (loss) to average daily net assets	0.63%		0.37%		0.44%		0.41%		0.45%
Portfolio turnover rate	8%		18%		7%		3%		7%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.88		$11.32		$10.43		$9.37		$7.26
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.07	***	0.07	***	0.06	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.44		1.56		0.90		1.06		2.10
Total income from investment operations	0.56		1.63		0.97		1.12		2.16
Less distributions to shareholders:
From net investment income	(0.12)		(0.07)		(0.08)		(0.06)		(0.05)
From net realized gains	(0.73)		-		-		-		-
Total distributions	(0.85)		(0.07)		(0.08)		(0.06)		(0.05)
Net asset value, end of year	$12.59		$12.88		$11.32		$10.43		$9.37
Total Return(a)	4.39%		14.42%		9.25%		11.94%		29.79%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$230,678		$397,105		$369,858		$316,841		$207,025
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		1.00%		1.00%		1.00%
After expense waiver	N/A		N/A		N/A		1.00	% (b)#	0.99	% (b)#
Net investment income (loss) to average daily net assets	0.89%		0.63%		0.69%		0.65%		0.70%
Portfolio turnover rate	8%		18%		7%		3%		7%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.91	$11.34	$10.45	$9.39		$7.27
Income (loss) from investment operations:
Net investment income (loss)	0.14 ***	0.09 ***	0.09 ***	0.08	***	0.07	***
Net realized and unrealized gain (loss) on investments	0.44	1.57	0.89	1.05		2.11
Total income from investment operations	0.58	1.66	0.98	1.13		2.18
Less distributions to shareholders:
From net investment income	(0.14)	(0.09)	(0.09)	(0.07)		(0.06)
From net realized gains	(0.73)	-	-	-		-
Total distributions	(0.87)	(0.09)	(0.09)	(0.07)		(0.06)
Net asset value, end of year	$12.62	$12.91	$11.34	$10.45		$9.39
Total Return(a)	4.53%	14.65%	9.37%	12.06%		30.04%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$136,253	$218,268	$146,699	$127,223		$78,751
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.85%	0.85%	0.85%		0.85%
After expense waiver	N/A	N/A	N/A	0.85	% (b)#	0.84	% (b)#
Net investment income (loss) to average daily net assets	1.05%	0.78%	0.84%	0.81%		0.85%
Portfolio turnover rate	8%	18%	7%	3%		7%
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.93	$11.36	$10.46	$9.40		$7.27
Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.10 ***	0.10 ***	0.09	***	0.08	***
Net realized and unrealized gain (loss) on investments	0.45	1.57	0.90	1.05		2.12
Total income from investment operations	0.60	1.67	1.00	1.14		2.20
Less distributions to shareholders:
From net investment income	(0.16)	(0.10)	(0.10)	(0.08)		(0.07)
From net realized gains	(0.73)	-	-	-		-
Total distributions	(0.89)	(0.10)	(0.10)	(0.08)		(0.07)
Net asset value, end of year	$12.64	$12.93	$11.36	$10.46		$9.40
Total Return(a)	4.68%	14.71%	9.57%	12.11%		30.24%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$655,609	$615,354	$546,331	$436,983		$339,287
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.76%	0.76%	0.76%		0.76%
After expense waiver	N/A	N/A	N/A	0.76	% (b)#	0.75	% (b)#
Net investment income (loss) to average daily net assets	1.11%	0.86%	0.93%	0.88%		0.94%
Portfolio turnover rate	8%	18%	7%	3%		7%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.71		$11.17		$10.29		$9.25		$7.21
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.01	***	0.02	***	0.01	***	0.03	***
Net realized and unrealized gain (loss) on investments	0.43		1.54		0.87		1.03		2.07
Total income from investment operations	0.49		1.55		0.89		1.04		2.10
Less distributions to shareholders:
From net investment income	-		(0.01)		(0.01)		-		(0.06)
From net realized gains	(0.73)		-		-		-		-
Total distributions	(0.73)		(0.01)		(0.01)		-		(0.06)
Net asset value, end of year	$12.47		$12.71		$11.17		$10.29		$9.25
Total Return(a)	3.90	% (c)	13.87	% (c)	8.65	% (c)	11.24	%(c)	29.18	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$569		$2,596		$2,279		$2,911		$2,891
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.55%		1.55%		1.55%		1.57%
After expense waiver	N/A		N/A		N/A		1.55	%#	1.56	% (b)#
Net investment income (loss) to average daily net assets	0.46%		0.08%		0.15%		0.08%		0.33%
Portfolio turnover rate	8%		18%		7%		3%		7%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$13.03		$11.47		$11.12		$10.23		$8.09
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.16	***	0.13	***	0.13	***	0.08 ***
Net realized and unrealized gain (loss) on investments	0.45		1.55		0.33		0.89		2.14
Total income from investment operations	0.63		1.71		0.46		1.02		2.22
Less distributions to shareholders:
From net investment income	(0.17)		(0.15)		(0.11)		(0.13)		(0.08)
Tax return of capital	-		(0.00	)†	-		-		-
Total distributions	(0.17)		(0.15)		(0.11)		(0.13)		(0.08)
Net asset value, end of year	$13.49		$13.03		$11.47		$11.12		$10.23
Total Return(a)	4.82	% (b)	14.95	% (b)	4.17	% (b)	10.01	% (b)	27.49%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$311,185		$297,468		$271,778		$275,920		$160,470
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.85%		0.85%		0.85%
After expense waiver	0.65	% #	0.67	% #	0.75	% #	0.78	% #	N/A
Net investment income (loss) to average daily net assets	1.34%		1.30%		1.13%		1.32%		0.94%
Portfolio turnover rate	7%		4%		6%		3%		2%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$13.07		$11.50		$11.16		$10.26		$8.11
Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.19	***	0.15	***	0.16	***	0.11 ***
Net realized and unrealized gain (loss) on investments	0.45		1.57		0.34		0.89		2.15
Total income from investment operations	0.67		1.76		0.49		1.05		2.26
Less distributions to shareholders:
From net investment income	(0.20)		(0.19)		(0.15)		(0.15)		(0.11)
Tax return of capital	-		(0.00	)†	-		-		-
Total distributions	(0.20)		(0.19)		(0.15)		(0.15)		(0.11)
Net asset value, end of year	$13.54		$13.07		$11.50		$11.16		$10.26
Total Return(a)	5.14%		15.28%		4.41%		10.25%		27.88%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$351,221		$337,639		$282,034		$218,755		$176,247
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.60%		0.60%		0.60%		0.60%
After expense waiver	0.40	% #	0.42	% #	0.50	% #	0.53	% #	N/A
Net investment income (loss) to average daily net assets	1.59%		1.56%		1.38%		1.52%		1.21%
Portfolio turnover rate	7%		4%		6%		3%		2%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$13.12	$11.54	$11.19	$10.29	$8.12
Income (loss) from investment operations:
Net investment income (loss)	0.21 ***	0.19 ***	0.16 ***	0.17 ***	0.12 ***
Net realized and unrealized gain (loss) on investments	0.45	1.57	0.34	0.89	2.16
Total income from investment operations	0.66	1.76	0.50	1.06	2.28
Less distributions to shareholders:
From net investment income	(0.22)	(0.18)	(0.15)	(0.16)	(0.11)
Tax return of capital	-	(0.00)†	-	-	-
Total distributions	(0.22)	(0.18)	(0.15)	(0.16)	(0.11)
Net asset value, end of year	$13.56	$13.12	$11.54	$11.19	$10.29
Total Return(a)	5.01%	15.27%	4.49%	10.31%	28.10%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$431,199	$494,849	$467,422	$419,366	$299,713
Net expenses to average daily net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss) to average daily net assets	1.53%	1.53%	1.43%	1.63%	1.34%
Portfolio turnover rate	7%	4%	6%	3%	2%
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$13.25	$11.65	$11.30	$10.38	$8.19
Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.19 ***	0.16 ***	0.17 ***	0.12 ***
Net realized and unrealized gain (loss) on investments	0.44	1.60	0.35	0.91	2.18
Total income from investment operations	0.66	1.79	0.51	1.08	2.30
Less distributions to shareholders:
From net investment income	(0.22)	(0.19)	(0.16)	(0.16)	(0.11)
Tax return of capital	-	(0.00)†	-	-	-
Total distributions	(0.22)	(0.19)	(0.16)	(0.16)	(0.11)
Net asset value, end of year	$13.69	$13.25	$11.65	$11.30	$10.38
Total Return(a)	5.00%	15.35%	4.47%	10.39%	28.10%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$710,278	$751,170	$677,171	$724,614	$710,691
Net expenses to average daily net assets	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income (loss) to average daily net assets	1.56%	1.56%	1.45%	1.62%	1.37%
Portfolio turnover rate	7%	4%	6%	3%	2%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Z
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$13.25		$11.65		$11.30		$10.38		$8.19
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.22	***	0.19	***	0.21	***	0.15	***
Net realized and unrealized gain (loss) on investments	0.45		1.59		0.34		0.90		2.17
Total income from investment operations	0.70		1.81		0.53		1.11		2.32
Less distributions to shareholders:
From net investment income	(0.26)		(0.21)		(0.18)		(0.19)		(0.13)
Tax return of capital	-		(0.00	)†	-		-		-
Total distributions	(0.26)		(0.21)		(0.18)		(0.19)		(0.13)
Net asset value, end of year	$13.69		$13.25		$11.65		$11.30		$10.38
Total Return(a)	5.27%		15.59%		4.72%		10.68%		28.39%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$543,206		$373,069		$251,403		$130,164		$42,906
Net expenses to average daily net assets	0.20%		0.20%		0.20%		0.20%		0.21%
Net investment income (loss) to average daily net assets	1.79%		1.78%		1.68%		1.93%		1.59%
Portfolio turnover rate	7%		4%		6%		3%		2%
	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.90		$11.35		$11.02		$10.15		$8.05
Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.12	***	0.09	***	0.10	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.44		1.54		0.34		0.87		2.14
Total income from investment operations	0.58		1.66		0.43		0.97		2.20
Less distributions to shareholders:
From net investment income	(0.13)		(0.11)		(0.10)		(0.10)		(0.10)
Tax return of capital	-		(0.00	)†	-		-		-
Total distributions	(0.13)		(0.11)		(0.10)		(0.10)		(0.10)
Net asset value, end of year	$13.35		$12.90		$11.35		$11.02		$10.15
Total Return(a)	4.53	% (b)	14.67	% (b)	3.86	% (b)	9.59	% (b)	27.34	% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$5,193		$5,079		$4,757		$3,710		$2,487
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.15%		1.15%		1.15%		1.15%
After expense waiver	0.95	% #	0.97	% #	1.05	% #	1.07	% #	N/A
Net investment income (loss) to average daily net assets	1.03%		1.00%		0.84%		1.00%		0.64%
Portfolio turnover rate	7%		4%		6%		3%		2%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$10.72		$10.00		$10.73		$10.00		$10.74		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.01	***	0.09	***	0.03	***	0.10	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.95		0.74		0.95		0.74		0.95		0.79
Total income from investment operations	1.01		0.75		1.04		0.77		1.05		0.78
Less distributions to shareholders:
From net investment income	(0.06)		(0.01)		(0.08)		(0.02)		(0.09)		(0.02)
From net realized gains	(0.82)		(0.02)		(0.82)		(0.02)		(0.82)		(0.02)
Total distributions	(0.88)		(0.03)		(0.90)		(0.04)		(0.91)		(0.04)
Net asset value, end of period	$10.85		$10.72		$10.87		$10.73		$10.88		$10.74
Total Return(a)	9.52	% (b)	7.55	% (b)**	9.75%		7.76	% **	9.89%		7.86	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$26,462		$9,179		$9,123		$8,000		$7,490		$4,436
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.67	% *	1.12%		1.42	% *	0.97%		1.27	% *
After expense waiver	1.35	% #	1.35	% *#	1.10	% #	1.10	% *#	0.95	% #	0.95	% *#
Net investment income (loss) to average daily net assets	0.52%		0.13	% *	0.78%		0.43	% *	0.92%		(0.08	)% *
Portfolio turnover rate	100%		79	% **	100%		79	% **	100%		79	% **

	Class S			Class N
	Year ended 12/31/07	Period ended 12/31/06+		Year ended 12/31/07		Year ended 12/31/06+
Net asset value, beginning of period	$10.74	$10.00		$10.71		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11 ***	0.04	***	0.03	***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.96	0.75		0.94		0.75
Total income from investment operations	1.07	0.79		0.97		0.73
Less distributions to shareholders:
From net investment income	(0.10)	(0.03)		(0.01)		-
From net realized gains	(0.82)	(0.02)		(0.82)		(0.02)
Total distributions	(0.92)	(0.05)		(0.83)		(0.02)
Net asset value, end of period	$10.89	$10.74		$10.85		$10.71
Total Return(a)	10.05%	7.90	% **	9.16	% (b)	7.33	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$11,069	$10,349		$109		$107
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%	1.17	% *	1.67%		1.97	% *
After expense waiver	N/A	0.90	% *#	1.65	% #	1.65	% *#
Net investment income (loss) to average daily net assets	1.01%	0.53	% *	0.23%		(0.22	)% *
Portfolio turnover rate	100%	79	% **	100%		79	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period March 31, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$9.75		$9.01		$8.74		$8.33		$6.72
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	(0.01	)***	(0.02	)***	0.03	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	1.19		0.75		0.29		0.41		1.63
Total income from investment operations	1.19		0.74		0.27		0.44		1.62
Less distributions to shareholders:
From net investment income	(0.00	)†	-		-		(0.03)		(0.01)
Net asset value, end of year	$10.94		$9.75		$9.01		$8.74		$8.33
Total Return(a)	12.23	% (c)	8.21	% (c)	3.09	% (c)	5.32	% (c)	24.09%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$99,385		$39,055		$36,742		$37,377		$26,955
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%		1.39%		1.39%		1.38%		1.39%
After expense waiver	1.30	% #	1.31	% #	N/A		1.38	% (b)#	1.38	% (b)#
Net investment income (loss) to average daily net assets	(0.04)%		(0.12)%		(0.20)%		0.37%		(0.13)%
Portfolio turnover rate	43%		98%		28%		22%		23%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$9.87		$9.10		$8.81		$8.39		$6.76
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	0.00	***†	0.05	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.21		0.77		0.29		0.42		1.63
Total income from investment operations	1.23		0.78		0.29		0.47		1.64
Less distributions to shareholders:
From net investment income	(0.02)		(0.01)		-		(0.05)		(0.01)
Net asset value, end of year	$11.08		$9.87		$9.10		$8.81		$8.39
Total Return(a)	12.46%		8.52%		3.32%		5.58%		24.25%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$455,542		$280,094		$270,082		$301,734		$302,292
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.14%		1.14%		1.13%		1.13%
After expense waiver	1.06	% #	1.06	% #	N/A		1.13	% (b)#	1.12	% (b)#
Net investment income (loss) to average daily net assets	0.20%		0.13%		0.05%		0.54%		0.14%
Portfolio turnover rate	43%		98%		28%		22%		23%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$9.87		$9.11		$8.82	$8.39		$6.77
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.03	***	0.01 ***	0.06	***	0.02	***
Net realized and unrealized gain (loss) on investments	1.21		0.76		0.30	0.43		1.62
Total income from investment operations	1.25		0.79		0.31	0.49		1.64
Less distributions to shareholders:
From net investment income	(0.02)		(0.03)		(0.02)	(0.06)		(0.02)
Net asset value, end of year	$11.10		$9.87		$9.11	$8.82		$8.39
Total Return(a)	12.62%		8.64%		3.46%	5.83%		24.26%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$53,150		$44,656		$4,732	$4,331		$3,626
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%		1.00%		1.02%	1.01%		1.01%
After expense waiver	0.93	% #	0.93	% #	N/A	1.01	% (b)#	1.01	% (b)#
Net investment income (loss) to average daily net assets	0.36%		0.29%		0.17%	0.68%		0.26%
Portfolio turnover rate	43%		98%		28%	22%		23%
	Class S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$9.91		$9.14		$8.84	$8.42		$6.78
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.03	***	0.03 ***	0.07	***	0.03	***
Net realized and unrealized gain (loss) on investments	1.22		0.77		0.30	0.42		1.64
Total income from investment operations	1.27		0.80		0.33	0.49		1.67
Less distributions to shareholders:
From net investment income	(0.05)		(0.03)		(0.03)	(0.07)		(0.03)
Net asset value, end of year	$11.13		$9.91		$9.14	$8.84		$8.42
Total Return(a)	12.77%		8.74%		3.68%	5.80%		24.58%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$225,943		$66,864		$71,627	$79,072		$91,674
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.89%		0.88%	0.88%		0.88%
After expense waiver	0.81	% #	0.82	% #	N/A	0.87	% (b)#	0.87	% (b)#
Net investment income (loss) to average daily net assets	0.44%		0.37%		0.30%	0.77%		0.39%
Portfolio turnover rate	43%		98%		28%	22%		23%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$9.63		$8.92		$8.68		$8.27		$6.69
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	(0.04	)***	0.01	***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.18		0.75		0.28		0.41		1.61
Total income from investment operations	1.14		0.71		0.24		0.42		1.58
Less distributions to shareholders:
From net investment income	-		-		-		(0.01)		(0.00	)†
Net asset value, end of year	$10.77		$9.63		$8.92		$8.68		$8.27
Total Return(a)	11.84	% (c)	7.96	% (c)	2.77	% (c)	5.05	% (c)	23.64	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,112		$3,509		$1,957		$2,185		$1,493
Ratio of expenses to average daily net assets:
Before expense waiver	1.70%		1.69%		1.69%		1.68%		1.69%
After expense waiver	1.61	% #	1.61	% #	N/A		1.68	% (b)#	1.69	% (b)#
Net investment income (loss) to average daily net assets	(0.35)%		(0.41)%		(0.50)%		0.08%		(0.45)%
Portfolio turnover rate	43%		98%		28%		22%		23%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 12/31/07+		Period ended 12/31/07+		Period ended 12/31/07+		Period ended 12/31/07+		Period ended 12/31/07+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.00	***†	0.00	***†	0.00	***†	0.00	***†
Net realized and unrealized gain (loss) on investments	(0.00	)†	(0.00	)†	(0.00	)†	(0.00	)†	(0.00	)†
Total income from investment operations	0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$10.00		$10.00		$10.00		$10.00		$10.00
Total Return(a)	0.00% (b)**††		0.00% **††		0.00% **††		0.00% **††		(0.10)% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$100		$100		$100		$99,074		$100
Ratio of expenses to average daily net assets:
Before expense waiver	3.08	% *	2.83	% *	2.69	% *	2.58	% *	3.38	% *
After expense waiver	1.25	% *#	1.00	% *#	0.85	% *#	0.80	% *#	1.55	% *#
Net investment income (loss) to average daily net assets	0.77	% *	1.01	% *	1.16	% *	0.97	% *	0.46	% *
Portfolio turnover rate	0	% **†††	0	% **†††	0	% **†††	0	% **†††	0	% **†††

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period December 17, 2007 (commencement of operations) through December 31, 2007.

†  Amount is less than $0.005 per share.

††  Amount is less than 0.005%.

†††  Amount is less than 0.5%.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$9.88		$10.29		$9.03		$8.48		$6.97
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.05	)***	(0.06	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.32		0.05		1.32		0.57		1.54
Total income from investment operations	1.27		0.00		1.26		0.55		1.51
Less distributions to shareholders:
From net realized gains	(0.80)		(0.41)		-		-		-
Tax return of capital	(0.01)		-		-		-		-
Total distributions	(0.81)		(0.41)		-		-		-
Net asset value, end of year	$10.34		$9.88		$10.29		$9.03		$8.48
Total Return(a)	12.95% (c)		(0.02)% (c)		13.95% (c)		6.49% (c)		21.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$7,159		$8,278		$3,452		$1,997		$1,374
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.39%		1.38%		1.37%		1.34%
After expense waiver	N/A		N/A		1.35	% #	1.25	% (b)#	1.25	% (b)#
Net investment income (loss) to average daily net assets	(0.48)%		(0.55)%		(0.65)%		(0.20)%		(0.34)%
Portfolio turnover rate	93%		98%		83%		68%		47%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.14		$10.53		$9.09		$8.52		$6.99
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	(0.05	)***	0.00	***†	(0.01	)***
Net realized and unrealized gain (loss) on investments	1.35		0.05		1.49		0.57		1.54
Total income from investment operations	1.32		0.02		1.44		0.57		1.53
Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)†	-
From net realized gains	(0.83)		(0.41)		-		-		-
Tax return of capital	(0.01)		-		-		-		-
Total distributions	(0.84)		(0.41)		-		(0.00	)†	-
Net asset value, end of year	$10.62		$10.14		$10.53		$9.09		$8.52
Total Return(a)	13.16%		0.17%		15.84%		6.72%		21.89%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,572		$1,630		$1,032		$9,272		$7,628
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.15%		1.09%		1.12%		1.09%
After expense waiver	N/A		N/A		1.06	% #	1.00	% (b)#	1.00	% (b)#
Net investment income (loss) to average daily net assets	(0.24)%		(0.30)%		(0.55)%		0.04%		(0.08)%
Portfolio turnover rate	93%		98%		83%		68%		47%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.05		$10.42		$9.10		$8.53		$7.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	(0.02	)***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.34		0.06		1.34		0.57		1.53
Total income from investment operations	1.33		0.04		1.32		0.59		1.54
Less distributions to shareholders:
From net investment income	-		-		-		(0.02)		(0.01)
From net realized gains	(0.85)		(0.41)		-		-		-
Tax return of capital	(0.01)		-		-		-		-
Total distributions	(0.86)		(0.41)		-		(0.02)		(0.01)
Net asset value, end of year	$10.52		$10.05		$10.42		$9.10		$8.53
Total Return(a)	13.36%		0.37%		14.51%		6.86%		22.04%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,237		$10,043		$12,099		$9,052		$7,697
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.98%		0.98%		0.97%		0.94%
After expense waiver	N/A		N/A		0.95	% #	0.85	% (b)#	0.86	% (b)#
Net investment income (loss) to average daily net assets	(0.08)%		(0.19)%		(0.26)%		0.19%		0.08%
Portfolio turnover rate	93%		98%		83%		68%		47%
	Class S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.09		$10.46		$9.14		$8.55		$7.01
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	(0.02	)***	(0.02	)***	0.01	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.34		0.06		1.34		0.59		1.54
Total income from investment operations	1.34		0.04		1.32		0.60		1.55
Less distributions to shareholders:
From net investment income	-		-		-		(0.01)		(0.01)
From net realized gains	(0.85)		(0.41)		-		-		-
Tax return of capital	(0.01)		-		-		-		-
Total distributions	(0.86)		(0.41)		-		(0.01)		(0.01)
Net asset value, end of year	$10.57		$10.09		$10.46		$9.14		$8.55
Total Return(a)	13.45%		0.36%		14.44%		7.08%		22.05%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$23,465		$20,909		$26,241		$18,791		$33,787
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.94%		0.94%		0.93%		0.90%
After expense waiver	N/A		N/A		0.91	% #	0.81	% (b)#	0.81	% (b)#
Net investment income (loss) to average daily net assets	(0.04)%		(0.15)%		(0.21)%		0.16%		0.11%
Portfolio turnover rate	93%		98%		83%		68%		47%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$9.86		$10.31		$9.07		$8.42		$6.94
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.09	)***	(0.09	)***	(0.07	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.31		0.05		1.33		0.72		1.53
Total income from investment operations	1.23		(0.04)		1.24		0.65		1.48
Less distributions to shareholders:
From net realized gains	(0.79)		(0.41)		-		-		-
Tax return of capital	(0.01)		-		-		-		-
Total distributions	(0.80)		(0.41)		-		-		-
Net asset value, end of year	$10.29		$9.86		$10.31		$9.07		$8.42
Total Return(a)	12.59	% (c)	(0.41	)% (c)	13.67	% (c)	7.72	% (c)	21.33	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1		$1		$1		$5		$125
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.69%		1.66%		1.67%		1.64%
After expense waiver	N/A		N/A		1.63	% #	1.56	% (b)#	1.55	% (b)#
Net investment income (loss) to average daily net assets	(0.77)%		(0.93)%		(0.94)%		(0.83)%		(0.63)%
Portfolio turnover rate	93%		98%		83%		68%		47%

***  Per share amount calculated on the average shares method.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.06		$6.47		$5.89		$4.96		$3.80
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.06	)***	(0.06	)***	(0.04	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	1.11		(0.35)		0.64		0.97		1.18
Total income (loss) from investment operations	1.06		(0.41)		0.58		0.93		1.16
Net asset value, end of year	$7.12		$6.06		$6.47		$5.89		$4.96
Total Return(a)	17.49	% (c)	(6.34	)% (c)	9.85	% (c)	18.75	% (c)	30.53%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$127,729		$114,139		$137,756		$117,232		$65,012
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.35%		1.35%		1.36%		1.37%
After expense waiver	N/A		1.33	% #	1.27	% #	1.30	% (b)#	1.33	% (b)#
Net investment income (loss) to average daily net assets	(0.83)%		(1.01)%		(1.02)%		(0.67)%		(0.56)%
Portfolio turnover rate	34%		49%		24%		85%		93%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.17		$6.56		$5.97		$5.01		$3.82
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.05	)***	(0.05	)***	(0.02	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	1.13		(0.34)		0.64		0.98		1.20
Total income (loss) from investment operations	1.09		(0.39)		0.59		0.96		1.19
Net asset value, end of year	$7.26		$6.17		$6.56		$5.97		$5.01
Total Return(a)	17.67%		(5.95)%		9.88%		19.16%		31.15%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$135,033		$192,839		$193,605		$152,518		$76,120
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.10%		1.10%		1.11%		1.12%
After expense waiver	N/A		1.08	% #	1.02	% #	1.05	% (b)#	1.08	% (b)#
Net investment income (loss) to average daily net assets	(0.60)%		(0.76)%		(0.77)%		(0.42)%		(0.32)%
Portfolio turnover rate	34%		49%		24%		85%		93%

***  Per share amount calculated on the average shares method.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.22		$6.61		$6.00		$5.03		$3.83
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.04	)***	(0.04	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	1.15		(0.35)		0.65		0.98		1.21
Total income (loss) from investment operations	1.12		(0.39)		0.61		0.97		1.20
Net asset value, end of year	$7.34		$6.22		$6.61		$6.00		$5.03
Total Return(a)	18.01%		(5.90)%		10.17%		19.28%		31.33%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$48,600		$53,940		$41,705		$32,242		$17,333
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.95%		0.95%		0.96%		0.97%
After expense waiver	N/A		0.93	% #	0.87	% #	0.90	% (b)#	0.93	% (b)#
Net investment income (loss) to average daily net assets	(0.44)%		(0.61)%		(0.62)%		(0.27)%		(0.16)%
Portfolio turnover rate	34%		49%		24%		85%		93%
	Class S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.26		$6.65		$6.03		$5.05		$3.84
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.03	)***	(0.03	)***	(0.01	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	1.16		(0.36)		0.65		0.99		1.21
Total income (loss) from investment operations	1.14		(0.39)		0.62		0.98		1.21
Net asset value, end of year	$7.40		$6.26		$6.65		$6.03		$5.05
Total Return(a)	18.21%		(5.86)%		10.28%		19.41%		31.51%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$284,106		$239,162		$240,002		$198,154		$108,281
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.85%		0.85%		0.86%		0.87%
After expense waiver	N/A		0.83	% #	0.77	% #	0.80	% (b)#	0.83	% (b)#
Net investment income (loss) to average daily net assets	(0.32)%		(0.51)%		(0.51)%		(0.17)%		(0.06)%
Portfolio turnover rate	34%		49%		24%		85%		93%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$5.96		$6.37		$5.83		$4.92		$3.77
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.08	)***	(0.08	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.09		(0.33)		0.62		0.96		1.19
Total income from investment operations	1.02		(0.41)		0.54		0.91		1.15
Net asset value, end of year	$6.98		$5.96		$6.37		$5.83		$4.92
Total Return(a)	17.11	% (c)	(6.44	)% (c)	9.26	% (c)	18.50	% (c)	30.50	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$944		$1,203		$1,034		$1,144		$636
Ratio of expenses to average daily net assets:
Before expense waiver	1.66%		1.65%		1.65%		1.66%		1.68%
After expense waiver	N/A		1.63	% #	1.57	% #	1.59	% (b)#	1.64	% (b)#
Net investment income (loss) to average daily net assets	(1.13)%		(1.31)%		(1.32)%		(0.99)%		(0.91)%
Portfolio turnover rate	34%		49%		24%		85%		93%

***  Per share amount calculated on the average shares method.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$4.37		$4.12		$4.09		$3.74		$2.53
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.02	)***	(0.02	)***	0.00	***†	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.82		0.27		0.05		0.35		1.24
Total income from investment operations	0.79		0.25		0.03		0.35		1.21
Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)†	-
Net asset value, end of year	$5.16		$4.37		$4.12		$4.09		$3.74
Total Return(a)	17.81	% (b)	6.31	% (b)	0.73	% (b)	9.47	% (b)	47.83%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$22,454		$21,627		$26,216		$32,176		$30,349
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%		1.15%		1.11%		1.12%		1.17%
After expense waiver	N/A		N/A		N/A		N/A		1.12	% #
Net investment income (loss) to average daily net assets	(0.57)%		(0.50)%		(0.50)%		0.12%		(0.86)%
Portfolio turnover rate	29%		7%		17%		30%		66%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$4.44		$4.17		$4.13		$3.77		$2.54
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.01	)***	(0.01	)***	0.01	***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.83		0.28		0.05		0.36		1.25
Total income from investment operations	0.81		0.27		0.04		0.37		1.23
Less distributions to shareholders:
From net investment income	-		-		-		(0.01)		-
Net asset value, end of year	$5.25		$4.44		$4.17		$4.13		$3.77
Total Return(a)	18.24%		6.47%		0.97%		9.82%		48.43%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,335		$9,960		$13,000		$13,101		$15,508
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%		0.90%		0.86%		0.87%		0.91%
After expense waiver	N/A		N/A		N/A		N/A		0.87	% #
Net investment income (loss) to average daily net assets	(0.32)%		(0.26)%		(0.24)%		0.26%		(0.61)%
Portfolio turnover rate	29%		7%		17%		30%		66%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of period	$4.47		$4.19		$4.15		$3.79	$2.54
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.01	)***	(0.00	)***†	0.02 ***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.84		0.29		0.04		0.36	1.26
Total income from investment operations	0.83		0.28		0.04		0.38	1.25
Less distributions to shareholders:
From net investment income	-		-		-		(0.02)	-
Net asset value, end of period	$5.30		$4.47		$4.19		$4.15	$3.79
Total Return(a)	18.57%		6.68%		0.96%		9.98%	48.63%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,160		$1,495		$2,628		$3,777	$3,827
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%		0.75%		0.71%		0.72%	0.77%
After expense waiver	N/A		N/A		N/A		N/A	0.73	% #
Net investment income (loss) to average daily net assets	(0.18)%		(0.12)%		(0.11)%		0.49%	(0.45)%
Portfolio turnover rate	29%		7%		17%		30%	66%
	Class S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$4.51		$4.22		$4.17		$3.81	$2.56
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	(0.00	)***†	(0.00	)***†	0.02 ***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.84		0.29		0.05		0.36	1.26
Total income from investment operations	0.84		0.29		0.05		0.38	1.25
Less distributions to shareholders:
From net investment income	-		-		-		(0.02)	-
Net asset value, end of year	$5.35		$4.51		$4.22		$4.17	$3.81
Total Return(a)	18.63%		6.87%		1.20%		10.00%	48.83%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$21,630		$16,179		$19,404		$25,880	$26,424
Ratio of expenses to average daily net assets:
Before expense waiver	0.66%		0.65%		0.61%		0.62%	0.67%
After expense waiver	N/A		N/A		N/A		N/A	0.63	% #
Net investment income (loss) to average daily net assets	(0.07)%		(0.00	)% ††	(0.01)%		0.45%	(0.36)%
Portfolio turnover rate	29%		7%		17%		30%	66%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Amount is less than 0.005%.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$4.31		$4.07		$4.05		$3.71		$2.52
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.03	)***	(0.03	)***	0.00	***†	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.80		0.27		0.05		0.34		1.23
Total income from investment operations	0.76		0.24		0.02		0.34		1.19
Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)†	-
Net asset value, end of year	$5.07		$4.31		$4.07		$4.05		$3.71
Total Return(a)	17.63	% (b)	5.90	% (b)	0.49	% (b)	9.25	% (b)	47.22	% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$494		$445		$451		$432		$150
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.45%		1.41%		1.41%		1.46%
After expense waiver	N/A		N/A		N/A		N/A		1.42	% #
Net investment income (loss) to average daily net assets	(0.87)%		(0.79)%		(0.79)%		0.11%		(1.15)%
Portfolio turnover rate	29%		7%		17%		30%		66%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

#   Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$18.08		$16.70		$17.78		$16.92		$11.94
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.25	***	(0.00	)***†	(0.07	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	0.25		3.02		0.53		1.96		5.45
Total income from investment operations	0.30		3.27		0.53		1.89		5.39
Less distributions to shareholders:
From net investment income	(0.03)		(0.26)		(0.01)		-		(0.00	)†
From net realized gains	(2.26)		(1.63)		(1.60)		(1.03)		(0.41)
Total distributions	(2.29)		(1.89)		(1.61)		(1.03)		(0.41)
Net asset value, end of year	$16.09		$18.08		$16.70		$17.78		$16.92
Total Return(a)	1.52	% (c)	19.65	% (c)	2.98	% (c)	11.33	% (c)	45.13%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$224,393		$275,925		$252,047		$228,871		$158,981
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.29%		1.30%		1.30%		1.30%
After expense waiver	N/A		N/A		N/A		1.28	% (b)#	1.29	% (b)#
Net investment income (loss) to average daily net assets	0.29%		1.39%		(0.01)%		(0.40)%		(0.40)%
Portfolio turnover rate	44%		36%		31%		32%		31%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$18.34		$16.91		$17.98		$17.05		$12.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.30	***	0.05	***	(0.03	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.27		3.06		0.53		1.99		5.48
Total income from investment operations	0.35		3.36		0.58		1.96		5.46
Less distributions to shareholders:
From net investment income	(0.07)		(0.30)		(0.05)		-		(0.00	)†
From net realized gains	(2.26)		(1.63)		(1.60)		(1.03)		(0.41)
Total distributions	(2.33)		(1.93)		(1.65)		(1.03)		(0.41)
Net asset value, end of year	$16.36		$18.34		$16.91		$17.98		$17.05
Total Return(a)	1.79%		19.94%		3.26%		11.65%		45.49%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$159,281		$203,635		$180,827		$163,742		$114,730
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.04%		1.05%		1.05%		1.05%
After expense waiver	N/A		N/A		N/A		1.03	% (b)#	1.04	% (b)#
Net investment income (loss) to average daily net assets	0.39%		1.66%		0.26%		(0.16)%		(0.16)%
Portfolio turnover rate	44%		36%		31%		32%		31%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$18.47	$17.02	$18.08	$17.12		$12.03
Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.32 ***	0.07 ***	(0.00	)***†	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.29	3.09	0.55	1.99		5.50
Total income from investment operations	0.38	3.41	0.62	1.99		5.50
Less distributions to shareholders:
From net investment income	(0.10)	(0.33)	(0.08)	-		(0.00	)†
From net realized gains	(2.26)	(1.63)	(1.60)	(1.03)		(0.41)
Total distributions	(2.36)	(1.96)	(1.68)	(1.03)		(0.41)
Net asset value, end of year	$16.49	$18.47	$17.02	$18.08		$17.12
Total Return(a)	1.92%	20.12%	3.44%	11.78%		45.71%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$131,434	$144,555	$116,392	$94,538		$78,549
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.89%	0.90%	0.90%		0.89%
After expense waiver	N/A	N/A	N/A	0.88	% (b)#	0.89	% (b)#
Net investment income (loss) to average daily net assets	0.49%	1.79%	0.40%	(0.01)%		(0.01)%
Portfolio turnover rate	44%	36%	31%	32%		31%
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$18.59	$17.11	$18.18	$17.19		$12.06
Income (loss) from investment operations:
Net investment income (loss)	0.13 ***	0.34 ***	0.09 ***	0.01	***	0.01	***
Net realized and unrealized gain (loss) on investments	0.28	3.12	0.54	2.01		5.53
Total income from investment operations	0.41	3.46	0.63	2.02		5.54
Less distributions to shareholders:
From net investment income	(0.12)	(0.35)	(0.10)	-		(0.00	)†
From net realized gains	(2.26)	(1.63)	(1.60)	(1.03)		(0.41)
Total distributions	(2.38)	(1.98)	(1.70)	(1.03)		(0.41)
Net asset value, end of year	$16.62	$18.59	$17.11	$18.18		$17.19
Total Return(a)	2.07%	20.28%	3.45%	11.91%		45.94%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$349,391	$384,859	$354,769	$326,445		$293,759
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.79%	0.80%	0.80%		0.80%
After expense waiver	N/A	N/A	N/A	0.78	% (b)#	0.79	% (b)#
Net investment income (loss) to average daily net assets	0.67%	1.89%	0.50%	0.08%		0.09%
Portfolio turnover rate	44%	36%	31%	32%		31%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$17.79		$16.48		$17.60		$16.81		$11.90
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.18	***	(0.05	)***	(0.12	)***	(0.11	)***
Net realized and unrealized gain (loss) on investments	0.26		2.99		0.53		1.94		5.43
Total income from investment operations	0.24		3.17		0.48		1.82		5.32
Less distributions to shareholders:
From net investment income	-		(0.23)		-		-		(0.00	)†
Tax return of capital	-		-		-		-		(0.41)
From net realized gains	(2.26)		(1.63)		(1.60)		(1.03)		-
Total distributions	(2.26)		(1.86)		(1.60)		(1.03)		(0.41)
Net asset value, end of year	$15.77		$17.79		$16.48		$17.60		$16.81
Total Return(a)	1.21	% (c)	19.35	% (c)	2.61	% (c)	11.05	% (c)	44.70	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,723		$2,567		$1,820		$1,006		$904
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		1.60%		1.60%		1.61%
After expense waiver	N/A		N/A		N/A		1.58	% (b)#	1.60	% (b)#
Net investment income (loss) to average daily net assets	(0.08)%		1.03%		(0.27)%		(0.72)%		(0.70)%
Portfolio turnover rate	44%		36%		31%		32%		31%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L			Class Y
	Year ended 12/31/07	Period ended 12/31/06+		Year ended 12/31/07	Period ended 12/31/06+		Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$11.40	$10.00		$11.42	$10.00		$11.43	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.02	***	0.11 ***	0.05	***	0.17 ***	0.03	***
Net realized and unrealized gain (loss) on investments	(1.10)	1.41		(1.10)	1.39		(1.15)	1.40
Total income (loss) from investment operations	(1.01)	1.43		(0.99)	1.44		(0.98)	1.43
Less distributions to shareholders:
From net investment income	(0.04)	(0.02)		(0.05)	(0.01)		(0.07)	-
From net realized gains	(0.63)	(0.01)		(0.63)	(0.01)		(0.63)	-
Total distributions	(0.67)	(0.03)		(0.68)	(0.02)		(0.70)	-
Net asset value, end of period	$9.72	$11.40		$9.75	$11.42		$9.75	$11.43
Total Return(a)	(8.97)% (b)	14.27% (b)**		(8.74)%	14.47% **		(8.66)%	14.42%**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$9,490	$497		$74,131	$1,628		$1,163	-
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%	2.02	% *	1.05%	1.77	% *	0.90%	1.62	%*
After expense waiver	N/A	1.38	% *#	N/A	1.13	% *#	N/A	0.98	%*#
Net investment income (loss) to average daily net assets	0.82%	0.45	% *	0.95%	1.31	% *	1.45%	0.68	%*
Portfolio turnover rate	49%	7	% **	49%	7	% **	49%	7	%**

	Class S			Class N
	Year ended 12/31/07	Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$11.42	$10.00		$11.41		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14 ***	0.06	***	(0.00	)***†	(0.00	)†
Net realized and unrealized gain (loss) on investments	(1.10)	1.39		(1.03)		1.41
Total income (loss) from investment operations	(0.96)	1.45		(1.03)		1.41
Less distributions to shareholders:
From net investment income	(0.08)	(0.02)		-		-
From net realized gains	(0.63)	(0.01)		(0.63)		-
Total distributions	(0.71)	(0.03)		-		-
Net asset value, end of period	$9.75	$11.42		$9.75		$11.41
Total Return(a)	(8.53)%	14.50	% **	(9.13	)% (b)	14.22	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$123,216	$60,708		$38		-
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	1.52	% *	1.60%		2.32	% *
After expense waiver	N/A	0.88	% *#	N/A		1.68	% *#
Net investment income (loss) to average daily net assets	1.19%	1.51	% *	(0.00	)% ††	(0.02	)% *
Portfolio turnover rate	49%	7	% **	49%		7	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Amount is less than 0.005%.

+  For the period August 29, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L			Class Y
	Year ended 12/31/07	Period ended 12/31/06+		Year ended 12/31/07	Period ended 12/31/06+		Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$10.90	$10.00		$10.91	$10.00		$10.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18 ***	0.10	***	0.20 ***	0.13	***	0.24 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(1.53)	0.84		(1.53)	0.83		(1.56)	0.86
Total income (loss) from investment operations	(1.35)	0.94		(1.33)	0.96		(1.32)	0.96
Less distributions to shareholders:
From net investment income	(0.13)	(0.04)		(0.14)	(0.05)		(0.15)	(0.05)
From net realized gains	(0.08)	-		(0.08)	-		(0.08)	-
Total distributions	(0.21)	(0.04)		(0.22)	(0.05)		(0.23)	(0.05)
Net asset value, end of period	$9.34	$10.90		$9.36	$10.91		$9.36	$10.91
Total Return(a)	(12.35)% (b)	9.32% (b)**		(12.22)%	9.61% **		(12.06)%	9.61% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$15,737	$3,653		$42,168	$1,041		$9,343	$2,402
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%	1.72	% *	1.10%	1.47	% *	0.95%	1.32	% *
After expense waiver	N/A	1.40	% *#	N/A	1.15	% *#	N/A	1.00	% *#
Net investment income (loss) to average daily net assets	1.74%	1.23	% *	1.91%	1.69	% *	2.27%	1.34	% *
Portfolio turnover rate	68%	63	% **	68%	63	% **	68%	63	% **

	Class S			Class N
	Year ended 12/31/07	Period ended 12/31/06+		Year ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$10.91	$10.00		$10.91		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.11	***	0.16	***	0.04	***
Net realized and unrealized gain (loss) on investments	(1.54)	0.85		(1.54)		0.87
Total income (loss) from investment operations	(1.30)	0.96		(1.38)		0.91
Less distributions to shareholders:
From net investment income	(0.16)	(0.05)		(0.11)		-
From net realized gains	(0.08)	-		(0.08)		-
Total distributions	(0.24)	(0.05)		(0.19)		-
Net asset value, end of period	$9.37	$10.91		$9.34		$10.91
Total Return(a)	(12.02)%	9.74	% **	(12.64	)% (b)	9.10	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$90,057	$29,939		$284		$109
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	1.22	% *	1.65%		2.02	% *
After expense waiver	N/A	0.95	% *#	N/A		1.70	% *#
Net investment income (loss) to average daily net assets	2.21%	1.40	% *	1.52%		0.50	% *
Portfolio turnover rate	68%	63	% **	68%		63	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period March 31, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$15.32		$14.28		$14.28		$11.96		$8.66
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.03	)***	(0.03	)***	0.00	***††	0.02	***
Net realized and unrealized gain (loss) on investments	(0.36)		2.07		0.68		2.65		3.31
Total income (loss) from investment operations	(0.34)		2.04		0.65		2.65		3.33
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.01)
From net realized gains	(2.39)		(1.00)		(0.65)		(0.33)		(0.02)
Total distributions	(2.39)		(1.00)		(0.65)		(0.33)		(0.03)
Net asset value, end of year	$12.59		$15.32		$14.28		$14.28		$11.96
Total Return(a)	(2.09	)% (c)	14.46	% (c)	4.56	% (c)	22.30	% (c)	38.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$132,697		$174,732		$136,675		$115,807		$44,754
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%		1.49%		1.49%		1.49%		1.51%
After expense waiver	N/A		N/A		N/A		1.44	% (b)#	1.41	% (b)#
Net investment income (loss) to average daily net assets	0.11%		(0.18)%		(0.24)%		(0.02)%		0.17%
Portfolio turnover rate	39%		50%		56%		36%		58%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$15.43		$14.34		$14.31		$11.96		$8.65
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.01	***	0.00	***††	0.03	***	0.05	***
Net realized and unrealized gain (loss) on investments	(0.36)		2.08		0.68		2.67		3.31
Total income (loss) from investment operations	(0.31)		2.09		0.68		2.70		3.36
Less distributions to shareholders:
From net investment income	(0.03)		-		-		(0.02)		(0.03)
From net realized gains	(2.39)		(1.00)		(0.65)		(0.33)		(0.02)
Total distributions	(2.42)		(1.00)		(0.65)		(0.35)		(0.05)
Net asset value, end of year	$12.70		$15.43		$14.34		$14.31		$11.96
Total Return(a)	(1.89)%		14.75%		4.76%		22.68%		38.92%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$103,887		$163,441		$125,631		$116,485		$37,776
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.24%		1.24%		1.24%		1.26%
After expense waiver	N/A		N/A		N/A		1.19	% (b)#	1.17	% (b)#
Net investment income (loss) to average daily net assets	0.32%		0.07%		0.00	% †††	0.24%		0.45%
Portfolio turnover rate	39%		50%		56%		36%		58%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

††  Amount is less than $0.005 per share.

†††  Amount is less than 0.005%.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$15.53	$14.41	$14.35	$11.99		$8.66
Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	0.04 ***	0.02 ***	0.05	***	0.06	***
Net realized and unrealized gain (loss) on investments	(0.36)	2.09	0.69	2.67		3.33
Total income (loss) from investment operations	(0.29)	2.13	0.71	2.72		3.39
Less distributions to shareholders:
From net investment income	(0.05)	(0.01)	-	(0.03)		(0.04)
From net realized gains	(2.39)	(1.00)	(0.65)	(0.33)		(0.02)
Total distributions	(2.44)	(1.01)	(0.65)	(0.36)		(0.06)
Net asset value, end of year	$12.80	$15.53	$14.41	$14.35		$11.99
Total Return(a)	(1.72)%	14.93%	4.96%	22.80%		39.16%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$100,730	$174,630	$98,126	$100,488		$46,409
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.09%	1.09%	1.09%		1.11%
After expense waiver	N/A	N/A	N/A	1.04	% (b)#	1.01	% (b)#
Net investment income (loss) to average daily net assets	0.47%	0.22%	0.13%	0.37%		0.58%
Portfolio turnover rate	39%	50%	56%	36%		58%
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$15.58	$14.46	$14.39	$12.02		$8.67
Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.04 ***	0.03 ***	0.05	***	0.06	***
Net realized and unrealized gain (loss) on investments	(0.38)	2.09	0.69	2.68		3.35
Total income (loss) from investment operations	(0.29)	2.13	0.72	2.73		3.41
Less distributions to shareholders:
From net investment income	(0.06)	(0.01)	-	(0.03)		(0.04)
From net realized gains	(2.39)	(1.00)	(0.65)	(0.33)		(0.02)
Total distributions	(2.45)	(1.01)	(0.65)	(0.36)		(0.06)
Net asset value, end of year	$12.84	$15.58	$14.46	$14.39		$12.02
Total Return(a)	(1.68)%	14.97%	5.01%	22.86%		39.37%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$241,742	$288,826	$221,271	$188,743		$80,661
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.05%	1.05%	1.05%		1.07%
After expense waiver	N/A	N/A	N/A	1.00	% (b)#	0.97	% (b)#
Net investment income (loss) to average daily net assets	0.58%	0.26%	0.20%	0.40%		0.58%
Portfolio turnover rate	39%	50%	56%	36%		58%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$15.08		$14.11		$14.16		$11.90		$8.63
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.07	)***	(0.08	)***	(0.05	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.36)		2.04		0.68		2.64		3.30
Total income from investment operations	(0.38)		1.97		0.60		2.59		3.29
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.00	)††
From net realized gains	(2.39)		(1.00)		(0.65)		(0.33)		(0.02)
Total distributions	(2.39)		(1.00)		(0.65)		(0.33)		(0.02)
Net asset value, end of year	$12.31		$15.08		$14.11		$14.16		$11.90
Total Return(a)	(2.40	)% (c)	14.14	% (c)	4.25	% (c)	21.91	% (c)	38.20	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,633		$1,398		$1,251		$916		$564
Ratio of expenses to average daily net assets:
Before expense waiver	1.79%		1.79%		1.79%		1.79%		1.81%
After expense waiver	N/A		N/A		N/A		1.74	% (b)#	1.72	% (b)#
Net investment income (loss) to average daily net assets	(0.13)%		(0.48)%		(0.54)%		(0.37)%		(0.08)%
Portfolio turnover rate	39%		50%		56%		36%		58%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

††  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$10.33		$10.00		$10.34		$10.00		$10.36		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.02	***	0.03	***	0.04	***	0.03	***	0.05	***
Net realized and unrealized gain (loss) on investments	(1.26)		0.32		(1.26)		0.32		(1.27)		0.33
Total income (loss) from investment operations	(1.25)		0.34		(1.23)		0.36		(1.24)		0.38
Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		(0.02)		(0.02)		(0.02)		(0.02)
Tax return of capital	(0.00	)†	-		(0.00	)†	-		(0.00	)†	-
Total distributions	(0.01)		(0.01)		(0.02)		(0.02)		(0.02)		(0.02)
Net asset value, end of period	$9.07		$10.33		$9.09		$10.34		$9.10		$10.36
Total Return(a)	(12.10)% (b)		3.37% (b)**		(11.80)%		3.56% **		(11.91)%		3.78% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,138		$792		$20,101		$2,559		$728		$1,707
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.99	% *	1.16%		1.74	% *	1.01%		1.59	% *
After expense waiver	1.40	% #	1.40	% *#	1.15	% #	1.15	% *#	1.00	% #	1.00	% *#
Net investment income (loss) to average daily net assets	0.06%		0.23	% *	0.29%		0.57	% *	0.29%		0.63	% *
Portfolio turnover rate	188%		99	% **	188%		99	% **	188%		99	% **

	Class S			Class N
	Year ended 12/31/07	Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$10.35	$10.00		$10.32		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05 ***	0.05	***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(1.25)	0.32		(1.27)		0.34
Total income (loss) from investment operations	(1.20)	0.37		(1.28)		0.32
Less distributions to shareholders:
From net investment income	(0.04)	(0.02)		-		-
Tax return of capital	(0.00)†	-		-		-
Total distributions	(0.04)	(0.02)		-		-
Net asset value, end of period	$9.11	$10.35		$9.04		$10.32
Total Return(a)	(11.62)%	3.71	% **	(12.40	)% (b)	3.20	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$28,895	$20,755		$470		$103
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	1.49	% *	1.71%		2.29	% *
After expense waiver	N/A	0.95	% *#	1.70	% #	1.70	% *#
Net investment income (loss) to average daily net assets	0.50%	0.63	% *	(0.11)%		(0.27	)% *
Portfolio turnover rate	188%	99	% **	188%		99	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period March 31, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.35		$9.82		$8.74		$7.64		$5.87
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	0.02	***	(0.05	)***	(0.05	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.08		0.53		1.13		1.15		1.82
Total income from investment operations	1.00		0.55		1.08		1.10		1.77
Less distributions to shareholders:
From net investment income	-		(0.02)		-		-		-
Net asset value, end of year	$11.35		$10.35		$9.82		$8.74		$7.64
Total Return(a)	9.66	% (c)	5.47	% (c)	12.47	% (c)	14.40	% (c)	30.15%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$27,120		$30,406		$34,053		$29,642		$37,976
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.31%		1.30%		1.30%		1.30%
After expense waiver	N/A		N/A		N/A		1.27	% (b)#	1.26	% (b)#
Net investment income (loss) to average daily net assets	(0.72)%		0.18%		(0.59)%		(0.68)%		(0.78)%
Portfolio turnover rate	193%		130%		117%		93%		128%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.53		$10.00		$8.87		$7.73		$5.93
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	0.05	***	(0.03	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.10		0.52		1.16		1.17		1.84
Total income from investment operations	1.05		0.57		1.13		1.14		1.80
Less distributions to shareholders:
From net investment income	-		(0.04)		-		-		-
Net asset value, end of year	$11.58		$10.53		$10.00		$8.87		$7.73
Total Return(a)	9.97%		5.74%		12.74%		14.75%		30.35%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$38,904		$33,742		$42,353		$39,546		$35,668
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.06%		1.05%		1.06%		1.05%
After expense waiver	N/A		N/A		N/A		1.02	% (b)#	1.01	% (b)#
Net investment income (loss) to average daily net assets	(0.48)%		0.43%		(0.35)%		(0.44)%		(0.54)%
Portfolio turnover rate	193%		130%		117%		93%		128%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce the operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.62		$10.08	$8.94		$7.78		$5.95
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.06 ***	(0.02	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.11		0.54	1.16		1.18		1.86
Total income from investment operations	1.08		0.60	1.14		1.16		1.83
Less distributions to shareholders:
From net investment income	-		(0.06)	-		-		-
Net asset value, end of year	$11.70		$10.62	$10.08		$8.94		$7.78
Total Return(a)	10.17%		5.90%	12.86%		14.91%		30.76%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$5,944		$19,475	$21,345		$15,791		$16,202
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.91%	0.90%		0.90%		0.90%
After expense waiver	N/A		N/A	N/A		0.87	% (b)#	0.86	% (b)#
Net investment income (loss) to average daily net assets	(0.30)%		0.55%	(0.19)%		(0.29)%		(0.38)%
Portfolio turnover rate	193%		130%	117%		93%		128%
	Class S
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.65		$10.12	$8.97		$7.79		$5.96
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.06 ***	(0.01	)***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	1.12		0.54	1.16		1.20		1.85
Total income from investment operations	1.09		0.60	1.15		1.18		1.83
Less distributions to shareholders:
From net investment income	-		(0.07)	-		-		-
Net asset value, end of year	$11.74		$10.65	$10.12		$8.97		$7.79
Total Return(a)	10.23%		5.97%	12.82%		15.15%		30.70%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$86,268		$68,251	$70,676		$50,160		$68,504
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%		0.84%	0.83%		0.83%		0.83%
After expense waiver	N/A		N/A	N/A		0.80	% (b)#	0.79	% (b)#
Net investment income (loss) to average daily net assets	(0.26)%		0.59%	(0.12)%		(0.22)%		(0.32)%
Portfolio turnover rate	193%		130%	117%		93%		128%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce the operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.21		$9.71		$8.67		$7.59		$5.85
Income (loss) from investment operations:
Net investment income (loss)	(0.11	)***	(0.00	)***††	(0.08	)***	(0.08	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	1.07		0.50		1.12		1.16		1.81
Total income from investment operations	0.96		0.50		1.04		1.08		1.74
Net asset value, end of year	$11.17		$10.21		$9.71		$8.67		$7.59
Total Return(a)	9.40	% (c)	5.15	% (c)	12.00	% (c)	14.23	% (c)	29.74	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$336		$246		$167		$149		$137
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.61%		1.60%		1.60%		1.60%
After expense waiver	N/A		N/A		N/A		1.57	% (b)	1.56	% (b)
Net investment income (loss) to average daily net assets	(1.02)%		(0.01)%		(0.89)%		(0.99)%		(1.09)%
Portfolio turnover rate	193%		130%		117%		93%		128%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

††  Amount is less than $0.005 per share.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce the operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$14.05		$14.13		$13.09		$11.17		$8.12
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.04	)***	(0.09	)***	(0.10	)***	(0.09	)***
Net realized and unrealized gain (loss) on investments	2.26		1.01		1.74		2.04		3.14
Total income from investment operations	2.19		0.97		1.65		1.94		3.05
Less distributions to shareholders:
From net realized gains	(1.49)		(1.05)		(0.61)		(0.02)		-
Net asset value, end of year	$14.75		$14.05		$14.13		$13.09		$11.17
Total Return(a)	15.74	% (c)	6.97	% (c)	12.63	% (c)	17.41	% (c)	37.56%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$397,924		$318,260		$310,072		$208,278		$93,526
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.35%		1.35%		1.35%		1.35%
After expense waiver	N/A		N/A		N/A		1.34	% (b)#	1.34	% (b)#
Net investment income (loss) to average daily net assets	(0.47)%		(0.29)%		(0.68)%		(0.89)%		(0.93)%
Portfolio turnover rate	41%		42%		28%		42%		54%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$14.28		$14.34		$13.24		$11.27		$8.17
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.01	)***	(0.06	)***	(0.08	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	2.29		1.04		1.77		2.07		3.17
Total income from investment operations	2.26		1.03		1.71		1.99		3.10
Less distributions to shareholders:
From net realized gains	(1.52)		(1.09)		(0.61)		(0.02)		-
Net asset value, end of year	$15.02		$14.28		$14.34		$13.24		$11.27
Total Return(a)	15.99%		7.28%		12.94%		17.70%		37.94%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$546,924		$531,194		$508,296		$403,972		$225,279
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.10%		1.10%		1.10%		1.10%
After expense waiver	N/A		N/A		N/A		1.09	% (b)#	1.09	% (b)#
Net investment income (loss) to average daily net assets	(0.21)%		(0.05)%		(0.43)%		(0.65)%		(0.68)%
Portfolio turnover rate	41%		42%		28%		42%		54%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$14.43		$14.48	$13.35		$11.34		$8.21
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.01 ***	(0.04	)***	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	2.32		1.06	1.78		2.09		3.18
Total income from investment operations	2.31		1.07	1.74		2.03		3.13
Less distributions to shareholders:
From net realized gains	(1.55)		(1.12)	(0.61)		(0.02)		-
Net asset value, end of year	$15.19		$14.43	$14.48		$13.35		$11.34
Total Return(a)	16.15%		7.45%	13.06%		17.94%		38.12%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$229,983		$178,542	$139,779		$99,126		$51,284
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.95%	0.95%		0.95%		0.95%
After expense waiver	N/A		N/A	N/A		0.94	% (b)#	0.94	% (b)#
Net investment income (loss) to average daily net assets	(0.07)%		0.10%	(0.28)%		(0.49)%		(0.53)%
Portfolio turnover rate	41%		42%	28%		42%		54%
	Class S
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$14.50		$14.54	$13.39		$11.37		$8.22
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***††	0.03 ***	(0.03	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	2.34		1.05	1.79		2.09		3.19
Total income from investment operations	2.34		1.08	1.76		2.04		3.15
Less distributions to shareholders:
From net realized gains	(1.56)		(1.12)	(0.61)		(0.02)		-
Net asset value, end of year	$15.28		$14.50	$14.54		$13.39		$11.37
Total Return(a)	16.32%		7.55%	13.17%		17.98%		38.32%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$398,427		$229,547	$273,591		$206,865		$125,907
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.86%	0.86%		0.86%		0.86%
After expense waiver	N/A		N/A	N/A		0.85	% (b)#	0.85	% (b)#
Net investment income (loss) to average daily net assets	(0.03)%		0.21%	(0.19)%		(0.41)%		(0.44)%
Portfolio turnover rate	41%		42%	28%		42%		54%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

††  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$13.84		$13.95		$12.97		$11.10		$8.09
Income (loss) from investment operations:
Net investment income (loss)	(0.12	)***	(0.09	)***	(0.13	)***	(0.14	)***	(0.12	)***
Net realized and unrealized gain (loss) on investments	2.22		1.01		1.72		2.03		3.13
Total loss from investment operations	2.10		0.92		1.59		1.89		3.01
Less distributions to shareholders:
From net realized gains	(1.44)		(1.03)		(0.61)		(0.02)		-
Net asset value, end of year	$14.50		$13.84		$13.95		$12.97		$11.10
Total Return(a)	15.36	% (c)	6.68	% (c)	12.28	% (c)	17.07	% (c)	37.21	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,923		$2,674		$1,755		$1,096		$617
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.65%		1.65%		1.65%		1.66%
After expense waiver	N/A		N/A		N/A		1.64	% (b)#	1.65	% (b)#
Net investment income (loss) to average daily net assets	(0.79)%		(0.63)%		(0.97)%		(1.19)%		(1.22)%
Portfolio turnover rate	41%		42%		28%		42%		54%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$15.98		$15.72		$14.22		$12.56		$8.76
Income (loss) from investment operations:
Net investment income (loss)	(0.14	)***	(0.13	)***	(0.12	)***	(0.13	)***	(0.12	)***
Net realized and unrealized gain (loss) on investments	1.63		1.53		1.62		1.79		3.92
Total income from investment operations	1.49		1.40		1.50		1.66		3.80
Less distributions to shareholders:
From net realized gains	(1.38)		(1.14)		-		-		-
Tax return of capital	(0.00	)††	-		-		-		-
Total distributions	(1.38)		(1.14)		-		-		-
Net asset value, end of year	$16.09		$15.98		$15.72		$14.22		$12.56
Total Return(a)	9.58	% (c)	8.91	% (c)	10.55	% (c)	13.22	% (c)	43.38%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$112,757		$114,136		$98,945		$77,739		$67,686
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.51%		1.51%		1.52%		1.51%
After expense waiver	N/A		N/A		N/A		1.48	% (b)#	1.49	% (b)#
Net investment income (loss) to average daily net assets	(0.81)%		(0.80)%		(0.83)%		(1.01)%		(1.11)%
Portfolio turnover rate	70%		84%		59%		64%		56%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$16.29		$15.97		$14.41		$12.70		$8.83
Income (loss) from investment operations:
Net investment income (loss)	(0.10	)***	(0.09	)***	(0.08	)***	(0.10	)***	(0.09	)***
Net realized and unrealized gain (loss) on investments	1.67		1.55		1.64		1.81		3.96
Total income from investment operations	1.57		1.46		1.56		1.71		3.87
Less distributions to shareholders:
From net realized gains	(1.43)		(1.14)		-		-		-
Tax return of capital	(0.00	)††	-		-		-		-
Total distributions	(1.43)		(1.14)		-		-		-
Net asset value, end of year	$16.43		$16.29		$15.97		$14.41		$12.70
Total Return(a)	9.90%		9.15%		10.83%		13.46%		43.83%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$111,010		$92,914		$108,840		$90,941		$85,885
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.26%		1.26%		1.26%		1.26%
After expense waiver	N/A		N/A		N/A		1.23	% (b)#	1.24	% (b)#
Net investment income (loss) to average daily net assets	(0.55)%		(0.55)%		(0.58)%		(0.76)%		(0.86)%
Portfolio turnover rate	70%		84%		59%		64%		56%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

††  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$16.48		$16.11		$14.52		$12.77		$8.87
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.07	)***	(0.06	)***	(0.08	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.68		1.58		1.65		1.83		3.98
Total income from investment operations	1.61		1.51		1.59		1.75		3.90
Less distributions to shareholders:
From net realized gains	(1.45)		(1.14)		-		-		-
Tax return of capital	(0.00	)††	-		-		-		-
Total distributions	(1.45)		(1.14)		-		-		-
Net asset value, end of year	$16.64		$16.48		$16.11		$14.52		$12.77
Total Return(a)	9.99%		9.32%		11.02%		13.70%		43.97%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$121,462		$133,777		$95,822		$92,812		$87,801
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.11%		1.11%		1.12%		1.11%
After expense waiver	N/A		N/A		N/A		1.08	% (b)#	1.09	% (b)#
Net investment income (loss) to average daily net assets	(0.41)%		(0.41)%		(0.44)%		(0.61)%		(0.71)%
Portfolio turnover rate	70%		84%		59%		64%		56%
	Class S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$16.64		$16.24		$14.61		$12.84		$8.91
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.04	)***	(0.04	)***	(0.06	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.71		1.58		1.67		1.83		3.99
Total income from investment operations	1.66		1.54		1.63		1.77		3.93
Less distributions to shareholders:
From net realized gains	(1.48)		(1.14)		-		-		-
Tax return of capital	(0.00	)††	-		-		-		-
Total distributions	(1.48)		(1.14)		-		-		-
Net asset value, end of year	$16.82		$16.64		$16.24		$14.61		$12.84
Total Return(a)	10.14%		9.49%		11.23%		13.79%		44.11%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$341,265		$284,413		$288,954		$241,673		$243,909
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.97%		0.97%		0.97%
After expense waiver	N/A		N/A		N/A		0.94	% (b)#	0.95	% (b)#
Net investment income (loss) to average daily net assets	(0.26)%		(0.26)%		(0.29)%		(0.47)%		(0.57)%
Portfolio turnover rate	70%		84%		59%		64%		56%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

††  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Account (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$15.70		$15.51		$14.07		$12.47		$8.72
Income (loss) from investment operations:
Net investment income (loss)	(0.19	)***	(0.18	)***	(0.16)		(0.16)		(0.15	)***
Net realized and unrealized gain (loss) on investments	1.61		1.51		1.60		1.76		3.90
Total income from investment operations	1.42		1.33		1.44		1.60		3.75
Less distributions to shareholders:
From net realized gains	(1.34)		(1.14)		-		-		-
Tax return of capital	(0.00	)††	-		-		-		-
Total distributions	(1.34)		(1.14)		-		-		-
Net asset value, end of year	$15.78		$15.70		$15.51		$14.07		$12.47
Total Return(a)	9.28	% (c)	8.51	% (c)	10.31	% (c)	12.83	% (c)	43.00	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,105		$990		$930		$816		$149
Ratio of expenses to average daily net assets:
Before expense waiver	1.81%		1.81%		1.81%		1.82%		1.81%
After expense waiver	N/A		N/A		N/A		1.78	% (b)#	1.79	% (b)#
Net investment income (loss) to average daily net assets	(1.11)%		(1.11)%		(1.13)%		(1.31)%		(1.41)%
Portfolio turnover rate	70%		84%		59%		64%		56%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

††  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these changes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.40		$9.69		$10.05		$10.67		$6.99
Income (loss) from investment operations:
Net investment income (loss)	(0.11	)***	(0.12	)***	(0.11	)***	(0.08	)***	(0.10	)***
Net realized and unrealized gain (loss) on investments	0.52		1.54		(0.02)		0.20	†	4.30
Total income (loss) from investment operations	0.41		1.42		(0.13)		0.12		4.20
Less distributions to shareholders:
From net realized gains	(1.03)		(0.71)		(0.23)		(0.74)		(0.52)
Net asset value, end of year	$9.78		$10.40		$9.69		$10.05		$10.67
Total Return(a)	4.09	% (c)	14.95	% (c)	(1.09	)% (c)	1.70	% (c)	60.01%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$49,662		$69,380		$62,461		$66,985		$54,038
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.55%		1.54%		1.52%		1.58%
After expense waiver	N/A		N/A		1.52	% #	1.35	% (b)#	1.37	% (b)#
Net investment income (loss) to average daily net assets	(1.04)%		(1.15)%		(1.18)%		(0.77)%		(1.00)%
Portfolio turnover rate	82%		102%		149%		220%		141%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.57		$9.81		$10.14		$10.74		$7.01
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.09	)***	(0.09	)***	(0.05	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	0.54		1.56		(0.01)		0.19	†	4.32
Total income (loss) from investment operations	0.45		1.47		(0.10)		0.14		4.25
Less distributions to shareholders:
From net realized gains	(1.06)		(0.71)		(0.23)		(0.74)		(0.52)
Net asset value, end of year	$9.96		$10.57		$9.81		$10.14		$10.74
Total Return(a)	4.39%		15.28%		(0.88)%		1.97%		60.55%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$36,372		$31,256		$28,468		$43,008		$35,948
Ratio of expenses to average daily net assets:
Before expense waiver	1.28%		1.30%		1.29%		1.27%		1.33%
After expense waiver	N/A		N/A		1.26	% #	1.10	% (b)#	1.10	% (b)#
Net investment income (loss) to average daily net assets	(0.78)%		(0.89)%		(0.91)%		(0.54)%		(0.72)%
Portfolio turnover rate	82%		102%		149%		220%		141%

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.65		$9.87		$10.19		$10.77		$7.02
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.08	)***	(0.07	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.54		1.57		(0.02)		0.20	†	4.32
Total income (loss) from investment operations	0.47		1.49		(0.09)		0.16		4.27
Less distributions to shareholders:
From net realized gains	(1.07)		(0.71)		(0.23)		(0.74)		(0.52)
Net asset value, end of year	$10.05		$10.65		$9.87		$10.19		$10.77
Total Return(a)	4.55%		15.39%		(0.68)%		2.06%		60.75%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$9,779		$20,226		$27,617		$40,990		$37,730
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%		1.15%		1.14%		1.12%		1.18%
After expense waiver	N/A		N/A		1.12	% #	0.95	% (b)#	0.95	% (b)#
Net investment income (loss) to average daily net assets	(0.65)%		(0.73)%		(0.77)%		(0.40)%		(0.60)%
Portfolio turnover rate	82%		102%		149%		220%		141%
	Class S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.69		$9.90		$10.21		$10.78		$7.02
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.07	)***	(0.07	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.54		1.57		(0.01)		0.21	†	4.33
Total income (loss) from investment operations	0.47		1.50		(0.08)		0.17		4.28
Less distributions to shareholders:
From net realized gains	(1.09)		(0.71)		(0.23)		(0.74)		(0.52)
Net asset value, end of year	$10.07		$10.69		$9.90		$10.21		$10.78
Total Return(a)	4.60%		15.44%		(0.67)%		2.25%		60.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$49,168		$39,194		$24,869		$28,081		$30,181
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.11%		1.10%		1.08%		1.14%
After expense waiver	N/A		N/A		1.08	% #	0.92	% (b)#	0.92	% (b)#
Net investment income (loss) to average daily net assets	(0.60)%		(0.70)%		(0.74)%		(0.34)%		(0.55)%
Portfolio turnover rate	82%		102%		149%		220%		141%

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$10.20		$9.54		$9.93		$10.59		$6.95
Income (loss) from investment operations:
Net investment income (loss)	(0.14	)***	(0.15	)***	(0.14	)***	(0.11	)***	(0.13	)***
Net realized and unrealized gain (loss) on investments	0.51		1.52		(0.02)		0.19	†	4.29
Total income from investment operations	0.37		1.37		(0.16)		0.08		4.16
Less distributions to shareholders:
From net realized gains	(0.96)		(0.71)		(0.23)		(0.74)		(0.52)
Net asset value, end of year	$9.61		$10.20		$9.54		$9.93		$10.59
Total Return(a)	3.85	% (c)	14.66	% (c)	(1.41	)% (c)	1.33	% (c)	59.78	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$391		$786		$931		$910		$953
Ratio of expenses to average daily net assets:
Before expense waiver	1.83%		1.85%		1.84%		1.82%		1.88%
After expense waiver	N/A		N/A		1.82	% #	1.65	% (b)#	1.68	% (b)#
Net investment income (loss) to average daily net assets	(1.34)%		(1.44)%		(1.49)%		(1.06)%		(1.31)%
Portfolio turnover rate	82%		102%		149%		220%		141%

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.22		$5.90		$5.88		$5.13		$3.53
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.06	)***	(0.06	)***	(0.07	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.14		0.38		0.08		0.82		1.66
Total income from investment operations	1.09		0.32		0.02		0.75		1.60
Net asset value, end of year	$7.31		$6.22		$5.90		$5.88		$5.13
Total Return(a)	17.52	% (b)	5.42	% (b)	0.34	% (b)	14.62	% (b)	45.33%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$16,438		$13,650		$14,956		$27,052		$26,130
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.46%		1.45%		1.47%		1.48%
After expense waiver	N/A		N/A		N/A		N/A		1.45	% #
Net investment income (loss) to average daily net assets	(0.71)%		(0.97)%		(1.09)%		(1.32)%		(1.32)%
Portfolio turnover rate	183%		288%		124%		176%		198%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.32		$5.99		$5.94		$5.18		$3.55
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.04	)***	(0.05	)***	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.16		0.37		0.10		0.82		1.68
Total income from investment operations	1.13		0.33		0.05		0.76		1.63
Net asset value, end of year	$7.45		$6.32		$5.99		$5.94		$5.18
Total Return(a)	17.88%		5.51%		0.84%		14.67%		45.92%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$38,458		$44,933		$63,777		$65,342		$49,424
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%		1.21%		1.21%		1.22%		1.23%
After expense waiver	N/A		N/A		N/A		N/A		1.20	% #
Net investment income (loss) to average daily net assets	(0.45)%		(0.73)%		(0.84)%		(1.06)%		(1.07)%
Portfolio turnover rate	183%		288%		124%		176%		198%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.40		$6.05		$5.99		$5.21		$3.57
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.04	)***	(0.04	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.18		0.39		0.10		0.83		1.68
Total income from investment operations	1.16		0.35		0.06		0.78		1.64
Net asset value, end of year	$7.56		$6.40		$6.05		$5.99		$5.21
Total Return(a)	17.94%		6.13%		0.83%		14.97%		45.94%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,633		$980		$4,760		$4,427		$3,051
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.06%		1.05%		1.07%		1.08%
After expense waiver	N/A		N/A		N/A		N/A		1.04	% #
Net investment income (loss) to average daily net assets	(0.32)%		(0.57)%		(0.68)%		(0.91)%		(0.91)%
Portfolio turnover rate	183%		288%		124%		176%		198%
	Class S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.45		$6.09		$6.03		$5.24		$3.58
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.03	)***	(0.03	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.18		0.39		0.09		0.83		1.70
Total income from investment operations	1.16		0.36		0.06		0.79		1.66
Net asset value, end of year	$7.61		$6.45		$6.09		$6.03		$5.24
Total Return(a)	17.98%		5.91%		1.00%		15.08%		46.37%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$50,275		$50,464		$42,591		$39,812		$41,306
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.96%		0.96%		0.97%		0.98%
After expense waiver	N/A		N/A		N/A		N/A		0.94	% #
Net investment income (loss) to average daily net assets	(0.21)%		(0.46)%		(0.59)%		0.81%		(0.81)%
Portfolio turnover rate	183%		288%		124%		176%		198%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.12		$5.83		$5.82		$5.09		$3.51
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.08	)***	(0.08	)***	(0.08	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	1.12		0.37		0.09		0.81		1.65
Total income from investment operations	1.05		0.29		0.01		0.73		1.58
Net asset value, end of year	$7.17		$6.12		$5.83		$5.82		$5.09
Total Return(a)	17.16	% (b)	4.97	% (b)	0.17	% (b)	14.34	% (b)	45.01	% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$207		$177		$168		$168		$147
Ratio of expenses to average daily net assets:
Before expense waiver	1.75%		1.76%		1.76%		1.77%		1.78%
After expense waiver	N/A		N/A		N/A		N/A		1.74	% #
Net investment income (loss) to average daily net assets	(1.01)%		(1.27)%		(1.39)%		(1.61)%		(1.61)%
Portfolio turnover rate	183%		288%		124%		176%		198%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$10.06		$10.00		$10.06		$10.00		$10.06		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.00	***†	0.20	***	0.01	***	0.15	***	0.01	***
Net realized and unrealized gain (loss) on investments	0.70		0.07		0.66		0.06		0.72		0.06
Total income from investment operations	0.84		0.07		0.86		0.07		0.87		0.07
Less distributions to shareholders:
From net investment income	(0.21)		(0.01)		(0.21)		(0.01)		(0.23)		(0.01)
From net realized gains	(0.21)		-		(0.21)		-		(0.21)		-
Total distributions	(0.42)		(0.01)		(0.42)		(0.01)		(0.44)		(0.01)
Net asset value, end of period	$10.48		$10.06		$10.50		$10.06		$10.49		$10.06
Total Return(a)	8.38% (b)		0.68% (b)**		8.66%		0.70% **		8.73%		0.70% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$394		$101		$48,459		$101		$846		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.59%		8.81	% *	1.34%		8.56	% *	1.19%		8.41	% *
After expense waiver	1.42	% #	1.42	% *#	1.17	% #	1.17	% *#	1.09	% #	1.09	% *#
Net investment income (loss) to average daily net assets	1.30%		0.97	% *	1.88%		1.23	% *	1.37%		1.32	% *
Portfolio turnover rate	18%		0%		18%		0%		18%		0%

	Class S				Class N
	Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$10.06		$10.00		$10.06		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.01	***	0.14	***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.67		0.06		0.66		0.07
Total income from investment operations	0.88		0.07		0.80		0.07
Less distributions to shareholders:
From net investment income	(0.23)		(0.01)		(0.15)		(0.01)
From net realized gains	(0.21)		-		(0.21)		-
Total distributions	(0.44)		(0.01)		(0.36)		(0.01)
Net asset value, end of period	$10.50		$10.06		$10.50		$10.06
Total Return(a)	8.86%		0.70	% **	8.03	% (b)	0.67	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$114,090		$11,404		$105		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		8.30	% *	1.89%		9.11	% *
After expense waiver	0.99	% #	0.99	% *#	1.72	% #	1.72	% *#
Net investment income (loss) to average daily net assets	1.94%		1.40	% *	1.28%		0.67	% *
Portfolio turnover rate	18%		0%		18%		0%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period December 14, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.80		$10.95		$10.94		$9.55		$7.36
Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.21	***	0.08	***	0.05	***	0.02	***
Net realized and unrealized gain (loss) on investments	0.31		2.78		1.15		1.63		2.18
Total income from investment operations	0.48		2.99		1.23		1.68		2.20
Less distributions to shareholders:
From net investment income	(0.05)		(0.19)		(0.18)		(0.06)		(0.01)
From net realized gains	(1.90)		(0.95)		(1.04)		(0.23)		-
Total distributions	(1.95)		(1.14)		(1.22)		(0.29)		(0.01)
Net asset value, end of year	$11.33		$12.80		$10.95		$10.94		$9.55
Total Return(a)	3.71	% (c)	27.38	% (c)	11.17	% (c)	17.53	% (c)	30.27%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$261,364		$299,546		$198,300		$134,927		$65,012
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.61%		1.62%		1.64%		1.74%
After expense waiver	1.50	% #	1.53	% #	N/A		1.63	% (b)#	1.64	% (b)#
Net investment income (loss) to average daily net assets	1.27%		1.66%		0.69%		0.49%		0.22%
Portfolio turnover rate	44%		36%		88%		66%		92%
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.88		$11.00		$10.99		$9.59		$7.35
Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.24	***	0.11	***	0.08	***	0.04	***
Net realized and unrealized gain (loss) on investments	0.33		2.80		1.14		1.63		2.23
Total income from investment operations	0.53		3.04		1.25		1.71		2.27
Less distributions to shareholders:
From net investment income	(0.09)		(0.21)		(0.20)		(0.08)		(0.03)
From net realized gains	(1.90)		(0.95)		(1.04)		(0.23)		-
Total distributions	(1.99)		(1.16)		(1.24)		(0.31)		(0.03)
Net asset value, end of year	$11.42		$12.88		$11.00		$10.99		$9.59
Total Return(a)	4.05%		27.66%		11.44%		17.77%		30.68%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$328,071		$283,387		$210,428		$175,493		$81,542
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.36%		1.37%		1.39%		1.49%
After expense waiver	1.25	% #	1.28	% #	N/A		1.38	% (b)#	1.39	% (b)#
Net investment income (loss) to average daily net assets	1.47%		1.90%		0.94%		0.75%		0.44%
Portfolio turnover rate	44%		36%		88%		66%		92%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.91	$11.03	$11.01	$9.61		$7.36
Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.24 ***	0.12 ***	0.09	***	0.04	***
Net realized and unrealized gain (loss) on investments	0.30	2.81	1.16	1.63		2.25
Total income from investment operations	0.54	3.05	1.28	1.72		2.29
Less distributions to shareholders:
From net investment income	(0.10)	(0.22)	(0.22)	(0.09)		(0.04)
From net realized gains	(1.90)	(0.95)	(1.04)	(0.23)		-
Total distributions	(2.00)	(1.17)	(1.26)	(0.32)		(0.04)
Net asset value, end of year	$11.45	$12.91	$11.03	$11.01		$9.61
Total Return(a)	4.14%	27.67%	11.69%	17.84%		30.88%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$163,726	$248,042	$130,666	$93,675		$72,650
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%	1.21%	1.22%	1.24%		1.34%
After expense waiver	N/A	N/A	N/A	1.23	% (b)#	1.24	% (b)#
Net investment income (loss) to average daily net assets	1.76%	1.95%	1.05%	0.91%		0.50%
Portfolio turnover rate	44%	36%	88%	66%		92%
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.94	$11.05	$11.03	$9.62		$7.37
Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.26 ***	0.13 ***	0.10	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.35	2.81	1.16	1.63		2.23
Total income from investment operations	0.55	3.07	1.29	1.73		2.29
Less distributions to shareholders:
From net investment income	(0.11)	(0.23)	(0.23)	(0.09)		(0.04)
From net realized gains	(1.90)	(0.95)	(1.04)	(0.23)		-
Total distributions	(2.01)	(1.18)	(1.27)	(0.32)		(0.04)
Net asset value, end of year	$11.48	$12.94	$11.05	$11.03		$9.62
Total Return(a)	4.21%	27.77%	11.73%	17.98%		30.87%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$505,917	$458,067	$308,301	$211,818		$134,965
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%	1.16%	1.17%	1.19%		1.29%
After expense waiver	N/A	N/A	N/A	1.18	% (b)#	1.19	% (b)#
Net investment income (loss) to average daily net assets	1.50%	2.05%	1.11%	0.96%		0.69%
Portfolio turnover rate	44%	36%	88%	66%		92%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.67		$10.86		$10.86		$9.50		$7.31
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.17	***	0.05	***	0.02	***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.33		2.74		1.13		1.61		2.21
Total income from investment operations	0.45		2.91		1.18		1.63		2.19
Less distributions to shareholders:
From net investment income	(0.03)		(0.15)		(0.14)		(0.04)		-
From net realized gains	(1.90)		(0.95)		(1.04)		(0.23)		-
Total distributions	(1.93)		(1.10)		(1.18)		(0.27)		-
Net asset value, end of year	$11.19		$12.67		$10.86		$10.86		$9.50
Total Return(a)	3.47	% (c)	26.91	% (c)	10.86	% (c)	17.12	% (c)	29.96	% (c)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,122		$2,462		$1,693		$884		$255
Ratio of expenses to average daily net assets:
Before expense waiver	1.90%		1.91%		1.92%		1.94%		2.04%
After expense waiver	1.80	% #	1.83	% #	N/A		1.93	% (b)#	1.94	% (b)#
Net investment income (loss) to average daily net assets	0.91%		1.40%		0.44%		0.17%		(0.22)%
Portfolio turnover rate	44%		36%		88%		66%		92%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portions of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.23		$10.18		$10.32		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.34	***	0.33	***	0.51	***	0.62	***	-
Net realized and unrealized gain (loss) on investments	0.18		0.20		(0.22)		0.01		-
Total income from investment operations	0.52		0.53		0.29		0.63		-
Less distributions to shareholders:
From net investment income	(0.41)		(0.33)		(0.35)		(0.27)		-
From net realized gains	(0.39)		(0.15)		(0.08)		(0.04)		-
Total distributions	(0.80)		(0.48)		(0.43)		(0.31)		-
Net asset value, end of period	$9.95		$10.23		$10.18		$10.32		$10.00
Total Return(a)	5.10	% (b)	5.14	% (b)	2.85	% (b)	6.35	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$52,667		$51,843		$40,457		$11,819		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.48%		0.47%		0.47%		0.50%		-	‡
After expense waiver	N/A		N/A		N/A		0.50	% #	-	‡
Net investment income (loss) to average daily net assets	3.24%		3.22%		4.92%		6.00%		-	‡
Portfolio turnover rate	42%		27%		15%		33%		-	‡
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.27		$10.22		$10.34		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.36	***	0.32	***	0.33	***	0.34	***	-
Net realized and unrealized gain (loss) on investments	0.19		0.23		(0.01)		0.32		-
Total income from investment operations	0.55		0.55		0.32		0.66		-
Less distributions to shareholders:
From net investment income	(0.44)		(0.35)		(0.36)		(0.28)		-
From net realized gains	(0.39)		(0.15)		(0.08)		(0.04)		-
Total distributions	(0.83)		(0.50)		(0.44)		(0.32)		-
Net asset value, end of period	$9.99		$10.27		$10.22		$10.34		$10.00
Total Return(a)	5.43%		5.34%		3.15%		6.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$88,901		$94,347		$102,343		$97,859		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.23%		0.22%		0.22%		0.23%		-	‡
After expense waiver	N/A		N/A		N/A		0.23	% #	-	‡
Net investment income (loss) to average daily net assets	3.45%		3.13%		3.19%		3.36%		-	‡
Portfolio turnover rate	42%		27%		15%		33%		-	‡

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.27	$10.22	$10.35	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31 ***	0.38 ***	0.40 ***	0.45	***	-
Net realized and unrealized gain (loss) on investments	0.25	0.18	(0.07)	0.23		-
Total income from investment operations	0.56	0.56	0.33	0.68		-
Less distributions to shareholders:
From net investment income	(0.45)	(0.36)	(0.38)	(0.29)		-
From net realized gains	(0.39)	(0.15)	(0.08)	(0.04)		-
Total distributions	(0.84)	(0.51)	(0.46)	(0.33)		-
Net asset value, end of period	$9.99	$10.27	$10.22	$10.35		$10.00
Total Return(a)	5.47%	5.45%	3.16%	6.80%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$94,210	$125,831	$105,478	$80,590		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.12%	0.12%	0.13%		-	‡
After expense waiver	N/A	N/A	N/A	0.13	% #	-	‡
Net investment income (loss) to average daily net assets	2.92%	3.62%	3.84%	4.38%		-	‡
Portfolio turnover rate	42%	27%	15%	33%		-	‡
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.27	$10.22	$10.34	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.40 ***	0.35 ***	0.61 ***	0.37	***	-
Net realized and unrealized gain (loss) on investments	0.16	0.21	(0.27)	0.30		-
Total income from investment operations	0.56	0.56	0.34	0.67		-
Less distributions to shareholders:
From net investment income	(0.46)	(0.36)	(0.38)	(0.29)		-
From net realized gains	(0.39)	(0.15)	(0.08)	(0.04)		-
Total distributions	(0.85)	(0.51)	(0.46)	(0.33)		-
Net asset value, end of period	$9.98	$10.27	$10.22	$10.34		$10.00
Total Return(a)	5.55%	5.47%	3.29%	6.71%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,579	$8,773	$4,445	$1,195		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.11%	0.10%	0.09%	0.71%		-	‡
After expense waiver	N/A	N/A	N/A	0.12	% #	-	‡
Net investment income (loss) to average daily net assets	3.79%	3.41%	5.82%	3.64%		-	‡
Portfolio turnover rate	42%	27%	15%	33%		-	‡

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of period	$10.26		$10.21		$10.34		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31	***	0.30	***	0.30	***	0.15	***	-
Net realized and unrealized gain (loss) on investments	0.18		0.20		(0.04)		0.45		-
Total income from investment operations	0.49		0.50		0.26		0.60		-
Less distributions to shareholders:
From net investment income	(0.38)		(0.30)		(0.31)		(0.22)		-
From net realized gains	(0.39)		(0.15)		(0.08)		(0.04)		-
Total distributions	(0.77)		(0.45)		(0.39)		(0.26)		-
Net asset value, end of period	$9.98		$10.26		$10.21		$10.34		$10.00
Total Return(a)	4.78	% (b)	4.83	% (b)	2.50	% (b)	6.02	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$124		$121		$105		$104		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%		0.77%		0.77%		1.53%		-	‡
After expense waiver	N/A		N/A		N/A		0.80	% #	-	‡
Net investment income (loss) to average daily net assets	3.01%		2.95%		2.85%		1.52%		-	‡
Portfolio turnover rate	42%		27%		15%		33%		-	‡

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.77		$10.57		$10.54		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31	***	0.33	***	0.45	***	0.56	***	-
Net realized and unrealized gain (loss) on investments	0.27		0.34		(0.05)		0.18		-
Total income from investment operations	0.58		0.67		0.40		0.74		-
Less distributions to shareholders:
From net investment income	(0.38)		(0.31)		(0.31)		(0.18)		-
From net realized gains	(0.33)		(0.16)		(0.06)		(0.02)		-
Total distributions	(0.71)		(0.47)		(0.37)		(0.20)		-
Net asset value, end of period	$10.64		$10.77		$10.57		$10.54		$10.00
Total Return(a)	5.51	% (b)	6.39	% (b)	3.82	% (b)	7.36	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$72,786		$54,312		$30,338		$7,272		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.51%		0.52%		0.54%		1.13%		-	‡
After expense waiver	N/A ##		0.50	% #	0.50	% #	0.50	% #	-	‡
Net investment income (loss) to average daily net assets	2.77%		3.10%		4.24%		5.34%		-	‡
Portfolio turnover rate	43%		34%		17%		28%		-	‡
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.82		$10.60		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.34	***	0.36	***	0.36	***	1.25	***	-
Net realized and unrealized gain (loss) on investments	0.27		0.35		0.07		(0.48)		-
Total income from investment operations	0.61		0.71		0.43		0.77		-
Less distributions to shareholders:
From net investment income	(0.41)		(0.33)		(0.33)		(0.19)		-
From net realized gains	(0.33)		(0.16)		(0.06)		(0.02)		-
Total distributions	(0.74)		(0.49)		(0.39)		(0.21)		-
Net asset value, end of period	$10.69		$10.82		$10.60		$10.56		$10.00
Total Return(a)	5.82%		6.69%		4.03%		7.68%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$59,582		$47,387		$35,621		$22,880		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.26%		0.27%		0.29%		0.88%		-	‡
After expense waiver	N/A ##		0.25	% #	0.25	% #	0.25	% #	-	‡
Net investment income (loss) to average daily net assets	3.02%		3.35%		3.37%		12.10%		-	‡
Portfolio turnover rate	43%		34%		17%		28%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.82	$10.61		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.36 ***	0.39	***	0.52	***	0.85	***	-
Net realized and unrealized gain (loss) on investments	0.26	0.32		(0.07)		(0.08)		-
Total income from investment operations	0.62	0.71		0.45		0.77		-
Less distributions to shareholders:
From net investment income	(0.42)	(0.34)		(0.34)		(0.19)		-
From net realized gains	(0.33)	(0.16)		(0.06)		(0.02)		-
Total distributions	(0.75)	(0.50)		(0.40)		(0.21)		-
Net asset value, end of period	$10.69	$10.82		$10.61		$10.56		$10.00
Total Return(a)	5.84%	6.77%		4.22%		7.69%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$79,314	$57,929		$30,365		$5,605		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.16%	0.17%		0.19%		0.78%		-	‡
After expense waiver	N/A ##	0.15	% #	0.15	% #	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	3.23%	3.62%		4.80%		8.17%		-	‡
Portfolio turnover rate	43%	34%		17%		28%		-	‡
	Class S
	Year ended 12/31/07	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.83	$10.61		$10.57		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.42 ***	0.40	***	0.61	***	0.36	***	-
Net realized and unrealized gain (loss) on investments	0.21	0.33		(0.17)		0.42		-
Total income from investment operations	0.63	0.73		0.44		0.78		-
Less distributions to shareholders:
From net investment income	(0.43)	(0.35)		(0.34)		(0.19)		-
From net realized gains	(0.33)	(0.16)		(0.06)		(0.02)		-
Total distributions	(0.76)	(0.51)		(0.40)		(0.21)		-
Net asset value, end of period	$10.70	$10.83		$10.61		$10.57		$10.00
Total Return(a)	5.92%	6.90%		4.15%		7.80%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$38,230	$17,935		$12,104		$2,319		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.11%	0.12%		0.14%		0.73%		-	‡
After expense waiver	N/A ##	0.10	% #	0.10	% #	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	3.73%	3.66%		5.69%		3.49%		-	‡
Portfolio turnover rate	43%	34%		17%		28%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$10.80		$10.60		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.43	***	0.32	***	0.27	***	(0.00	)†	-
Net realized and unrealized gain (loss) on investments	0.12		0.32		0.10		0.70		-
Total income from investment operations	0.55		0.64		0.37		0.70		-
Less distributions to shareholders:
From net investment income	(0.38)		(0.28)		(0.27)		(0.12)		-
From net realized gains	(0.33)		(0.16)		(0.06)		(0.02)		-
Total distributions	(0.71)		(0.44)		(0.33)		(0.14)		-
Net asset value, end of period	$10.64		$10.80		$10.60		$10.56		$10.00
Total Return(a)	5.14	% (b)	6.14	% (b)	3.51	% (b)	6.98	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$859		$249		$134		$107		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%		0.82%		0.84%		1.43%		-	‡
After expense waiver	N/A ##		0.80	% #	0.80	% #	0.80	% #	-	‡
Net investment income (loss) to average daily net assets	3.89%		3.00%		2.50%		0.02%		-	‡
Portfolio turnover rate	43%		34%		17%		28%		-	‡

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.20		$10.91		$10.75		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.26	***	0.37	***	0.64	***	-
Net realized and unrealized gain (loss) on investments	0.37		0.57		0.19		0.34		-
Total income from investment operations	0.56		0.83		0.56		0.98		-
Less distributions to shareholders:
From net investment income	(0.31)		(0.25)		(0.27)		(0.19)		-
From net realized gains	(0.68)		(0.29)		(0.13)		(0.04)		-
Total distributions	(0.99)		(0.54)		(0.40)		(0.23)		-
Net asset value, end of period	$10.77		$11.20		$10.91		$10.75		$10.00
Total Return(a)	5.14	% (b)	7.72	% (b)	5.23	% (b)	9.76	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$173,715		$144,228		$89,351		$21,577		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.50%		0.50%		0.52%		-	‡
After expense waiver	N/A		N/A		N/A		0.50	% #	-	‡
Net investment income (loss) to average daily net assets	1.63%		2.32%		3.43%		6.11%		-	‡
Portfolio turnover rate	49%		32%		23%		19%		-	‡
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.25		$10.96		$10.77		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.25	***	0.25	***	0.21	***	-
Net realized and unrealized gain (loss) on investments	0.40		0.60		0.35		0.79		-
Total income from investment operations	0.60		0.85		0.60		1.00		-
Less distributions to shareholders:
From net investment income	(0.34)		(0.27)		(0.28)		(0.19)		-
From net realized gains	(0.68)		(0.29)		(0.13)		(0.04)		-
Total distributions	(1.02)		(0.56)		(0.41)		(0.23)		-
Net asset value, end of period	$10.83		$11.25		$10.96		$10.77		$10.00
Total Return(a)	5.43%		7.87%		5.50%		10.07%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$266,837		$273,584		$237,433		$212,094		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%		0.24%		0.25%		0.26%		-	‡
After expense waiver	N/A		N/A		N/A		0.25	% #	-	‡
Net investment income (loss) to average daily net assets	1.71%		2.19%		2.31%		1.99%		-	‡
Portfolio turnover rate	49%		32%		23%		19%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.25	$10.95	$10.77	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23 ***	0.30 ***	0.45 ***	0.81	***	-
Net realized and unrealized gain (loss) on investments	0.37	0.58	0.16	0.20		-
Total income from investment operations	0.60	0.88	0.61	1.01		-
Less distributions to shareholders:
From net investment income	(0.35)	(0.29)	(0.30)	(0.20)		-
From net realized gains	(0.68)	(0.29)	(0.13)	(0.04)		-
Total distributions	(1.03)	(0.58)	(0.43)	(0.24)		-
Net asset value, end of period	$10.82	$11.25	$10.95	$10.77		$10.00
Total Return(a)	5.45%	8.08%	5.63%	10.07%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$135,650	$105,565	$65,716	$10,249		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.15%	0.14%	0.19%		-	‡
After expense waiver	N/A	N/A	N/A	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	2.01%	2.66%	4.04%	7.69%		-	‡
Portfolio turnover rate	49%	32%	23%	19%		-	‡
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.26	$10.96	$10.78	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25 ***	0.30 ***	0.38 ***	0.52	***	-
Net realized and unrealized gain (loss) on investments	0.36	0.58	0.23	0.50		-
Total income from investment operations	0.61	0.88	0.61	1.02		-
Less distributions to shareholders:
From net investment income	(0.35)	(0.29)	(0.30)	(0.20)		-
From net realized gains	(0.68)	(0.29)	(0.13)	(0.04)		-
Total distributions	(1.03)	(0.58)	(0.43)	(0.24)		-
Net asset value, end of period	$10.84	$11.26	$10.96	$10.78		$10.00
Total Return(a)	5.59%	8.12%	5.65%	10.19%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$95,204	$66,802	$35,933	$12,389		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.10%	0.21%		-	‡
After expense waiver	N/A	N/A	N/A	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	2.20%	2.69%	3.45%	5.00%		-	‡
Portfolio turnover rate	49%	32%	23%	19%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$11.22		$10.94		$10.77		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.21	***	0.27	***	0.06	***	-
Net realized and unrealized gain (loss) on investments	0.34		0.58		0.27		0.88		-
Total income from investment operations	0.53		0.79		0.54		0.94		-
Less distributions to shareholders:
From net investment income	(0.29)		(0.22)		(0.24)		(0.13)		-
From net realized gains	(0.68)		(0.29)		(0.13)		(0.04)		-
Total distributions	(0.97)		(0.51)		(0.37)		(0.17)		-
Net asset value, end of period	$10.78		$11.22		$10.94		$10.77		$10.00
Total Return(a)	4.86	% (b)	7.31	% **(b)	4.99	% (b)	9.39	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$510		$309		$238		$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%		0.80%		1.57%		-	‡
After expense waiver	N/A		N/A		N/A		0.80	% #	-	‡
Net investment income (loss) to average daily net assets	1.69%		1.93%		2.46%		0.55%		-	‡
Portfolio turnover rate	49%		32%		23%		19%		-	‡

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.05		$11.50		$11.11		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.15	***	0.21	***	0.27	***	-
Net realized and unrealized gain (loss) on investments	0.57		0.95		0.52		0.95		-
Total income from investment operations	0.69		1.10		0.73		1.22		-
Less distributions to shareholders:
From net investment income	(0.26)		(0.18)		(0.18)		(0.10)		-
From net realized gains	(0.99)		(0.37)		(0.16)		(0.01)		-
Total distributions	(1.25)		(0.55)		(0.34)		(0.11)		-
Net asset value, end of period	$11.49		$12.05		$11.50		$11.11		$10.00
Total Return(a)	5.76	% (b)	9.70	% (b)	6.56	% (b)	12.24	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$142,956		$112,499		$63,024		$21,459		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.50%		0.50%		0.52%		-	‡
After expense waiver	N/A ##		N/A		N/A		0.50	% #	-	‡
Net investment income (loss) to average daily net assets	0.96%		1.31%		1.89%		2.58%		-	‡
Portfolio turnover rate	52%		34%		17%		10%		-	‡
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.11		$11.55		$11.13		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.15	***	0.14	***	0.10	***	-
Net realized and unrealized gain (loss) on investments	0.59		0.98		0.63		1.15		-
Total income from investment operations	0.72		1.13		0.77		1.25		-
Less distributions to shareholders:
From net investment income	(0.28)		(0.20)		(0.19)		(0.11)		-
From net realized gains	(0.99)		(0.37)		(0.16)		(0.01)		-
Total distributions	(1.27)		(0.57)		(0.35)		(0.12)		-
Net asset value, end of period	$11.56		$12.11		$11.55		$11.13		$10.00
Total Return(a)	6.01%		9.93%		6.92%		12.49%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$217,725		$211,382		$180,837		$168,132		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%		0.25%		0.25%		0.26%		-	‡
After expense waiver	N/A ##		N/A		N/A		0.25	% #	-	‡
Net investment income (loss) to average daily net assets	1.07%		1.28%		1.26%		0.93%		-	‡
Portfolio turnover rate	52%		34%		17%		10%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.10	$11.54	$11.13	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 ***	0.22 ***	0.32 ***	0.43	***	-
Net realized and unrealized gain (loss) on investments	0.57	0.93	0.46	0.83		-
Total income from investment operations	0.73	1.15	0.78	1.26		-
Less distributions to shareholders:
From net investment income	(0.29)	(0.22)	(0.21)	(0.12)		-
From net realized gains	(0.99)	(0.37)	(0.16)	(0.01)		-
Total distributions	(1.28)	(0.59)	(0.37)	(0.13)		-
Net asset value, end of period	$11.55	$12.10	$11.54	$11.13		$10.00
Total Return(a)	6.13%	10.05%	6.97%	12.60%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$89,727	$68,388	$33,819	$3,169		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.15%	0.15%	0.23%		-	‡
After expense waiver	N/A ##	N/A	N/A	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	1.27%	1.82%	2.77%	4.01%		-	‡
Portfolio turnover rate	52%	34%	17%	10%		-	‡
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.11	$11.55	$11.14	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18 ***	0.20 ***	0.27 ***	0.33	***	-
Net realized and unrealized gain (loss) on investments	0.57	0.95	0.51	0.94		-
Total income from investment operations	0.75	1.15	0.78	1.27		-
Less distributions to shareholders:
From net investment income	(0.30)	(0.22)	(0.21)	(0.12)		-
From net realized gains	(0.99)	(0.37)	(0.16)	(0.01)		-
Total distributions	(1.29)	(0.59)	(0.37)	(0.13)		-
Net asset value, end of period	$11.57	$12.11	$11.55	$11.14		$10.00
Total Return(a)	6.18%	10.17%	6.98%	12.71%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$68,224	$42,835	$18,300	$4,245		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.10%	0.45%		-	‡
After expense waiver	N/A ##	N/A	N/A	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	1.46%	1.66%	2.42%	3.16%		-	‡
Portfolio turnover rate	52%	34%	17%	10%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.07		$11.52		$11.13		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.09	***	0.14	***	(0.02	)***	-
Net realized and unrealized gain (loss) on investments	0.57		0.98		0.55		1.21		-
Total income from investment operations	0.66		1.07		0.69		1.19		-
Less distributions to shareholders:
From net investment income	(0.23)		(0.15)		(0.14)		(0.05)		-
From net realized gains	(0.99)		(0.37)		(0.16)		(0.01)		-
Total distributions	(1.22)		(0.52)		(0.30)		(0.06)		-
Net asset value, end of period	$11.51		$12.07		$11.52		$11.13		$10.00
Total Return(a)	5.51	% (b)	9.39	% (b)	6.20	% (b)	11.89	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$324		$209		$162		$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%		0.80%		1.47%		-	‡
After expense waiver	N/A ##		N/A		N/A		0.80	% #	-	‡
Net investment income (loss) to average daily net assets	0.74%		0.78%		1.26%		(0.24)%		-	‡
Portfolio turnover rate	52%		34%		17%		10%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.39		$11.77		$11.26		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.07	***	0.10	***	0.20	***	-
Net realized and unrealized gain (loss) on investments	0.64		1.24		0.73		1.14		-
Total income from investment operations	0.75		1.31		0.83		1.34		-
Less distributions to shareholders:
From net investment income	(0.26)		(0.13)		(0.11)		(0.06)		-
From net realized gains	(1.12)		(0.56)		(0.21)		(0.02)		-
Total distributions	(1.38)		(0.69)		(0.32)		(0.08)		-
Net asset value, end of period	$11.76		$12.39		$11.77		$11.26		$10.00
Total Return(a)	6.16	% (b)	11.26	% (b)	7.47	% (b)	13.39	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$65,604		$46,934		$26,913		$6,414		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.50%		0.50%		0.55%		-	‡
After expense waiver	N/A ##		N/A		0.50	% #	0.50	% #	-	‡
Net investment income (loss) to average daily net assets	0.88%		0.59%		0.85%		1.92%		-	‡
Portfolio turnover rate	50%		42%		18%		13%		-	‡
	Class L
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.45		$11.81		$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.08	***	0.07	***	0.04	***	-
Net realized and unrealized gain (loss) on investments	0.67		1.27		0.80		1.33		-
Total income from investment operations	0.80		1.35		0.87		1.37		-
Less distributions to shareholders:
From net investment income	(0.29)		(0.15)		(0.13)		(0.07)		-
From net realized gains	(1.12)		(0.56)		(0.21)		(0.02)		-
Total distributions	(1.41)		(0.71)		(0.34)		(0.09)		-
Net asset value, end of period	$11.84		$12.45		$11.81		$11.28		$10.00
Total Return(a)	6.49%		11.58%		7.75%		13.63%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$142,858		$134,968		$107,540		$101,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%		0.25%		0.25%		0.27%		-	‡
After expense waiver	N/A ##		N/A		0.25	% #	0.25	% #	-	‡
Net investment income (loss) to average daily net assets	0.97%		0.68%		0.60%		0.41%		-	‡
Portfolio turnover rate	50%		42%		18%		13%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.44	$11.81	$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 ***	0.12 ***	0.16	***	0.27	***	-
Net realized and unrealized gain (loss) on investments	0.65	1.23	0.72		1.11		-
Total income from investment operations	0.81	1.35	0.88		1.38		-
Less distributions to shareholders:
From net investment income	(0.30)	(0.16)	(0.14)		(0.08)		-
From net realized gains	(1.12)	(0.56)	(0.21)		(0.02)		-
Total distributions	(1.42)	(0.72)	(0.35)		(0.10)		-
Net asset value, end of period	$11.83	$12.44	$11.81		$11.28		$10.00
Total Return(a)	6.60%	11.60%	7.88%		13.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$47,208	$31,379	$8,379		$596		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.15%	0.15%		0.54%		-	‡
After expense waiver	N/A ##	N/A	0.15	% #	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	1.27%	0.96%	1.41%		2.55%		-	‡
Portfolio turnover rate	50%	42%	18%		13%		-	‡
	Class S
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.45	$11.82	$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.08 ***	0.27	***	0.09	***	-
Net realized and unrealized gain (loss) on investments	0.64	1.28	0.63		1.29		-
Total income from investment operations	0.81	1.36	0.90		1.38		-
Less distributions to shareholders:
From net investment income	(0.30)	(0.17)	(0.15)		(0.08)		-
From net realized gains	(1.12)	(0.56)	(0.21)		(0.02)		-
Total distributions	(1.42)	(0.73)	(0.36)		(0.10)		-
Net asset value, end of period	$11.84	$12.45	$11.82		$11.28		$10.00
Total Return(a)	6.63%	11.63%	8.00%		13.75%		-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$44,098	$27,944	$27,274		$1,741		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.10%		0.66%		-	‡
After expense waiver	N/A ##	N/A	0.10	% #	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	1.31%	0.67%	2.37%		0.85%		-	‡
Portfolio turnover rate	50%	42%	18%		13%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of period	$12.41		$11.79		$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.02	***	0.07	***	(0.07	) ***	-
Net realized and unrealized gain (loss) on investments	0.66		1.25		0.73		1.38		-
Total income from investment operations	0.72		1.27		0.80		1.31		-
Less distributions to shareholders:
From net investment income	(0.22)		(0.09)		(0.08)		(0.01)		-
From net realized gains	(1.12)		(0.56)		(0.21)		(0.02)		-
Total distributions	(1.34)		(0.65)		(0.29)		(0.03)		-
Net asset value, end of period	$11.79		$12.41		$11.79		$11.28		$10.00
Total Return(a)	5.90	% (b)	10.91	% (b)	7.11	% (b)	13.03	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$226		$189		$142		$114		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%		0.80%		1.54%		-	‡
After expense waiver	N/A ##		N/A		0.80	% #	0.80	% #	-	‡
Net investment income (loss) to average daily net assets	0.49%		0.18%		0.59%		(0.63)%		-	‡
Portfolio turnover rate	50%		42%		18%		13%		-	‡

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 12/31/07†		Period ended 12/31/07†		Period ended 12/31/07†		Period ended 12/31/07†		Period ended 12/31/07†
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.05	***	0.05	***	0.05	***	0.05	***
Net realized and unrealized gain (loss) on investments	(0.01)		(0.01)		(0.01)		(0.01)		(0.01)
Total income from investment operations	0.04		0.04		0.04		0.04		0.04
Net asset value, end of period	$10.04		$10.04		$10.04		$10.04		$10.04
Total Return(a)	0.40	% (b)**	0.40	% **	0.40	% **	0.40	% **	0.40	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$100		$101		$101		$9,640		$100
Ratio of expenses to average daily net assets:
Before expense waiver	13.00	% *	12.75	% *	12.65	% *	12.61	% *	13.30	% *
After expense waiver	0.50	% *#	0.25	% *#	0.15	% *#	0.10	% *#	0.80	% *#
Net investment income (loss) to average daily net assets	11.71	% *	11.96	% *	12.08	% *	12.12	% *	11.42	% *
Portfolio turnover rate	0%		0%		0%		0%		0%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 17, 2007 (commencement of operations) through December 31, 2007.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MassMutual Select Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Select Strategic Bond Fund ("Strategic Bond Fund"), MassMutual Select Strategic Balanced Fund ("Strategic Balanced Fund"), MassMutual Select Diversified Value Fund ("Diversified Value Fund"), MassMutual Select Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Select Value Equity Fund ("Value Equity Fund"), MassMutual Select Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Select Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Select Core Opportunities Fund ("Core Opportunities Fund"), MassMutual Select Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Select Diversified Growth Fund ("Diversified Growth Fund"), MassMutual Select Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Select Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual Select NASDAQ-100® Fund (formerly MassMutual Select OTC 100 Fund) ("NASDAQ-100 Fund"), MassMutual Select Focused Value Fund ("Focused Value Fund"), MassMutual Select Mid-Cap Value Fund ("Mid-Cap Value Fund"), MassMutual Select Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), MassMutual Select Small Company Value Fund ("Small Company Value Fund"), MassMutual Select Small Cap Core Equity Fund ("Small Cap Core Equity Fund"), MassMutual Select Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Select Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Select Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Select Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Select Emerging Growth Fund ("Emerging Growth Fund"), MassMutual Select Diversified International Fund ("Diversified International Fund"), MassMutual Select Overseas Fund ("Overseas Fund"), MassMutual Select Destination Retirement Income Fund ("Destination Retirement Income Fund"), MassMutual Select Destination Retirement 2010 Fund ("Destination Retirement 2010 Fund"), MassMutual Select Destination Retirement 2020 Fund ("Destination Retirement 2020 Fund"), MassMutual Select Destination Retirement 2030 Fund ("Destination Retirement 2030 Fund"), MassMutual Select Destination Retirement 2040 Fund ("Destination Retirement 2040 Fund") and MassMutual Select Destination Retirement 2050 Fund ("Destination Retirement 2050 Fund").

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund commenced operations on March 31, 2006.

The Mid-Cap Value Fund commenced operation on August 29, 2006. The Diversified International Fund commenced operations on December 14, 2006.

The Diversified Growth Fund and the Destination Retirement 2050 Fund commenced operations on December 17, 2007.

Prior to the opening of business on December 3, 2007, the Blue Chip Growth Fund acquired all assets and liabilities of the MassMutual Select Growth Equity Fund ("Growth Equity Fund"). The acquisition was accomplished by a tax-free exchange of 5,696,347 Class A shares, 10,934,559 Class L shares, 3,435,848 Class Y shares, 14,173,887 Class S shares and 7,746 Class N shares of the Growth Equity Fund for 4,408,209 Class A shares, 8,447,760 Class L shares, 2,661,514 Class Y shares, 10,976,378 Class S shares and 5,981 Class N shares of the Blue Chip Growth Fund. The Growth Equity Fund's net assets at that date of $293,866,300, including $11,598,840 of net unrealized appreciation, were combined with those of the Blue Chip Growth Fund. The aggregate net assets of the Blue Chip Growth Fund immediately before the acquisition were $537,820,831. The aggregate net assets of the Blue Chip Growth Fund immediately following the acquisition were $831,687,131.

Each Fund has five classes of shares: Class A, Class L, Class Y, Class S and Class N. Additionally, the Indexed Equity Fund has a sixth class of shares: Class Z. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

Notes to Financial Statements (Continued)

The six Destination Retirement Funds invest all of their investable assets in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The financial statements included herein are those of the Destination Retirement Funds and the applicable MassMutual Select Funds. The financial statements of the applicable MassMutual Premier Funds, or Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority owned, indirect subsidiary of MassMutual, are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Destination Retirement Fund are diversified and a shareholder's interest is limited to the Select, Premier or Oppenheimer Funds in which the shares are invested.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds are valued at their net asset value as reported on each business day. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust's foreign funds. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Notes to Financial Statements (Continued)

additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2007, the Funds loaned securities having the following market values collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Strategic Bond Fund	$10,202,280	$10,569,228
Strategic Balanced Fund	6,982,833	7,431,609
Diversified Value Fund	38,364,553	39,769,999
Fundamental Value Fund	43,371,820	45,408,977
Value Equity Fund	8,599,233	8,924,055
Large Cap Value Fund	68,891,086	71,305,410
Indexed Equity Fund	65,658,630	68,343,751
Core Opportunities	3,568,687	3,723,415
Blue Chip Growth Fund	23,551,487	24,530,697
Large Cap Growth Fund	4,669,705	4,835,112
Aggressive Growth Fund	42,865,775	44,558,635
NASDAQ-100 Fund	5,535,201	5,841,802
Focused Value Fund	50,425,752	52,429,434
Mid-Cap Value Fund	35,586,443	36,956,954
Small Cap Value Equity Fund	35,084,362	37,093,726
Small Company Value Fund	113,545,279	119,601,894
Small Cap Core Equity Fund	13,218,782	13,934,561
Mid Cap Growth Equity Fund	24,182,421	24,972,418
Mid Cap Growth Equity II Fund	206,835,919	215,679,230
Small Cap Growth Equity Fund	206,774,225	216,532,536
Small Company Growth Fund	41,638,248	44,027,154
Emerging Growth Fund	29,556,628	30,990,504
Diversified International Fund	5,272,336	5,545,115
Overseas Fund	23,623,434	24,853,059
	$1,108,005,119	$1,157,859,275

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2007, the Trust earned securities lending income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Strategic Bond Fund	$749,777	$691,368	$58,409
Strategic Balanced Fund	924,093	868,909	55,184
Diversified Value Fund	1,858,059	1,772,840	85,219
Fundamental Value Fund	2,382,150	2,294,437	87,713
Value Equity Fund	331,811	320,208	11,603
Large Cap Value Fund	4,834,509	4,649,725	184,784
Indexed Equity Fund	5,478,172	5,291,921	186,251
Core Opportunities	317,071	302,599	14,472
Blue Chip Growth Fund	1,732,178	1,665,900	66,278

Notes to Financial Statements (Continued)

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Growth Fund	$227,517	$210,515	$17,002
Aggressive Growth Fund	2,908,447	2,826,250	82,197
NASDAQ-100 Fund	370,387	353,546	16,841
Focused Value Fund	3,862,639	3,749,727	112,912
Mid-Cap Value Fund	1,745,825	1,687,183	58,642
Small Cap Value Equity Fund	1,502,857	1,295,862	206,995
Small Company Value Fund	7,930,667	7,311,498	619,169
Small Cap Core Equity Fund	503,108	441,262	61,846
Mid Cap Growth Equity Fund	1,294,449	1,250,198	44,251
Mid Cap Growth Equity II Fund	10,362,973	9,696,338	666,635
Small Cap Growth Equity Fund	12,107,980	11,195,268	912,712
Small Company Growth Fund	2,467,968	2,080,002	387,966
Emerging Growth Fund	1,646,694	1,276,744	369,950
Diversified International Fund	391,060	304,249	86,811
Overseas Fund	4,438,057	3,672,579	765,478
	$70,368,448	$65,209,128	$5,159,320

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and

Notes to Financial Statements (Continued)

paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

During the year ended December 31, 2007, the following amounts were reclassified due to differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Strategic Bond Fund	$(522,983)	$(188,314)	$711,297
Strategic Balanced Fund	(171,729)	202,343	(30,614)
Diversified Value Fund	(22,404)	17,330	5,074
Value Equity Fund	1	(1)	-
Large Cap Value Fund	140,566	(832,427)	691,861
Indexed Equity Fund	(11,233)	282,801	(271,568)
Core Opportunities Fund	-	(21,632)	21,632
Blue Chip Growth Fund	60,080,626	(60,013,344)	(67,282)
Diversified Growth Fund	-	497	(497)
Large Cap Growth Fund	(57,772)	(972)	58,744
Aggressive Growth Fund	(2,862,776)	36,404	2,826,372
NASDAQ-100 Fund	(165,736)	2,867	162,869
Focused Value Fund	(1)	6,444,577	(6,444,576)
Mid-Cap Value Fund	-	7,397	(7,397)
Small Cap Value Equity Fund	(3,911)	68,680	(64,769)
Small Company Value Fund	743	873,056	(873,799)
Small Cap Core Equity Fund	(16,392)	35,214	(18,822)
Mid Cap Growth Equity Fund	(1,095,148)	443,971	651,177
Mid Cap Growth Equity II Fund	(2)	(3,154,455)	3,154,457
Small Cap Growth Equity Fund	(54,393)	(2,892,629)	2,947,022
Small Company Growth Fund	(2)	(1,289,863)	1,289,865
Emerging Growth Fund	(411,170)	9,003	402,167
Diversified International Fund	-	1,392,549	(1,392,549)
Overseas Fund	4	4,571,551	(4,571,555)
Destination Retirement Income Fund	-	(1,679,407)	1,679,407
Destination Retirement 2010 Fund	1	(2,317,722)	2,317,721
Destination Retirement 2020 Fund	-	(8,355,972)	8,355,972
Destination Retirement 2030 Fund	-	(6,693,285)	6,693,285
Destination Retirement 2040 Fund	-	(4,129,063)	4,129,063

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign

Notes to Financial Statements (Continued)

currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations, or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

A summary of open forward foreign currency contracts for the Strategic Bond Fund, Strategic Balanced Fund, Diversified International Fund and Overseas Fund at December 31, 2007, was as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Bond Fund
SELLS
2/12/08	Euro	712,885	$1,012,396	$1,040,868	$(28,472)
Strategic Balanced Fund
BUYS
2/12/08	Canadian Dollar	306,575	315,406	310,750	$(4,656)
SELLS
2/12/08	Canadian Dollar	453,253	466,358	459,426	$6,932
2/12/08	Euro	322,810	459,052	471,328	(12,276)
					$(5,344)
Diversified International Fund
BUYS
3/17/08	Australian Dollar	9,677,000	8,485,859	8,458,204	$(27,655)
3/17/08	Canadian Dollar	15,143,000	15,036,531	15,353,288	316,757
3/17/08	Euro	24,495,000	35,294,846	35,839,282	544,436
3/17/08	British Pound	6,824,000	13,949,143	13,556,684	(392,459)
3/17/08	Norwegian Krone	45,447,000	8,388,460	8,352,655	(35,805)
3/17/08	New Zealand Dollar	10,039,000	7,854,212	7,660,436	(193,776)
					$211,498

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (continued)
SELLS
3/17/08	Australian Dollar	9,677,000	$8,241,901	$8,458,204	$(216,303)
3/17/08	Canadian Dollar	2,745,000	2,740,068	2,783,119	(43,051)
3/17/08	Swiss Franc	2,263,000	2,001,150	2,007,301	(6,151)
3/17/08	Euro	20,692,000	30,461,107	30,275,012	186,095
3/17/08	British Pound	6,824,000	13,615,928	13,556,684	59,244
3/17/08	Japanese Yen	2,349,356,000	21,147,416	21,190,723	(43,307)
3/17/08	New Zealand Dollar	10,039,000	7,490,098	7,660,437	(170,339)
3/17/08	Swedish Krona	7,051,000	1,100,807	1,091,499	9,308
					$(224,504)
Overseas Fund
SELLS
5/09/08	Swiss Franc	23,910,000	21,302,566	21,364,708	$(62,142)
5/23/08	Swiss Franc	9,700,000	8,832,314	8,672,178	160,136
3/31/08	Euro	20,700,000	29,303,024	30,449,668	(1,146,644)
5/23/08	Euro	9,400,000	13,919,520	13,823,786	95,734
1/07/08	British Pound	11,450,000	22,942,479	22,970,367	(27,888)
1/18/08	British Pound	16,480,000	33,447,808	33,057,940	389,868
1/23/08	British Pound	7,800,000	15,932,280	15,645,637	286,643
4/04/08	British Pound	17,820,000	36,217,367	35,683,361	534,006
4/21/08	British Pound	18,500,000	37,488,863	37,024,039	464,824
					$694,537

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

Financial Futures Contracts
   The Funds may purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

A summary of open futures contracts for the Strategic Bond Fund, Strategic Balanced Fund, Indexed Equity Fund, NASDAQ-100 Fund, Small Cap Value Equity Fund, Small Cap Core Equity Fund and Diversified International Fund at December 31, 2007, was as follows:

Number of Contracts	Description	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund
BUYS 1	Euro FX Currency	3/20/08	$182,375	$(542)
284	90 Day Euro	3/17/08	67,933,150	199,480
243	90 Day Euro	6/16/08	58,474,913	207,998
389	U.S. Treasury Note 5 Year	3/31/08	42,899,406	59,227
37	Euro Bond Future	3/10/08	6,159,134	(124,130)
169	U.S. Long Bond Future	3/31/08	19,667,375	(34,736)
				$307,297
SELLS 13	U.S. Treasury Note 2 Year	4/03/08	2,733,250	$(6,753)
293	U.S. Treasury Note 10 Year	3/30/08	33,223,453	23,931
				$17,178
Strategic Balanced Fund
BUYS 79	90 Day Euro	3/17/08	18,913,588	$55,151
69	90 Day Euro	6/16/08	16,603,988	54,280
146	U.S. Treasury Note 5 Year	3/31/08	16,101,062	23,402
8	Euro Bond Future	3/10/08	1,331,705	(26,609)
39	U.S. Long Bond Future	3/31/08	4,538,625	(7,679)
				$98,545
SELLS 4	U.S. Treasury Note 2 Year	4/03/08	841,000	$(1,879)
113	U.S. Treasury Note 10 Year	3/30/08	12,813,224	15,078
				$13,199
Indexed Equity Fund
BUYS 102	S&P 500 Index	3/17/08	37,668,600	$152,604
NASDAQ-100 Fund
BUYS 37	NASDAQ-100	3/20/08	1,557,515	$5,030
Small Cap Value Equity Fund
BUYS 54	Russell Mini	3/20/08	4,169,880	$43,351
Small Cap Core Equity Fund
BUYS 1	Russell Mini	3/20/08	77,220	$1,908
Diversified International Fund
BUYS Topix Index Future 28	DJ Euro Stock	3/21/08	1,827,547	$(6,468)

Notes to Financial Statements (Continued)

Options
   The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received

Notes to Financial Statements (Continued)

from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investments to determine the realized gain or loss.

A summary of open written option contracts for the Strategic Bond Fund and the Strategic Balanced Fund at December 31, 2007, was as follows:

Notional Amount	Expiration Date	Description	Premiums	Value
Strategic Bond Fund
107,500	3/17/08	Call - IMM Euro Future, Strike 95.00	$9,498	$82,775
107,500	3/17/08	Call - IMM Euro Future, Strike 95.50	28,548	34,131
137,500	3/17/08	Put - IMM Euro Future, Strike 95.50	18,200	7,563
25,000	6/16/08	Put - 90 Day Euro Future, Strike 95.50	2,200	875
15,000	2/22/08	Call - 5 Year U.S. Treasury Note Future, Strike 110.00	9,581	16,875
15,000	2/22/08	Put - 5 Year U.S. Treasury Note Future, Strike 107.00	7,894	1,172
15,000	2/22/08	Put - 5 Year U.S. Treasury Note Future, Strike 108.00	6,800	3,047
60,000	2/22/08	Put - 5 Year U.S. Treasury Note Future, Strike 109.00	46,262	26,250
15,000	2/22/08	Put - 5 Year U.S. Treasury Note Future, Strike 109.50	11,409	9,141
87,000	2/22/08	Call - 10 Year U.S. Treasury Note Future, Strike 111.00	44,065	247,406
39,000	2/22/08	Call - 10 Year U.S. Treasury Note Future, Strike 116.00	27,227	21,328
61,000	2/22/08	Call - 10 Year U.S. Treasury Note Future, Strike 114.00	53,039	68,625
35,000	2/22/08	Call - 10 Year U.S. Treasury Note Future, Strike 113.50	22,950	46,484
52,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 108.00	59,115	3,250
46,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 107.00	26,286	2,156
74,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 109.00	55,099	10,406
60,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 109.50	46,106	11,250
110,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 110.50	77,497	37,813
76,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 112.00	64,573	57,000
10,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 110.00	4,481	2,500
10,000	2/22/08	Call - U.S. Treasury Bond Future, Strike 116.00	12,606	22,188
5,000	2/22/08	Put - U.S. Long Bond Future, Strike 115.00	5,131	7,031
19,000	2/22/08	Put - U.S. Long Bond Future, Strike 109.00	24,764	3,859
20,000	2/22/08	Put - U.S. Long Bond Future, Strike 113.00	17,322	15,625
10,000	2/22/08	Put - U.S. Long Bond Future, Strike 112.00	7,528	5,781
3,000	2/22/08	Put - U.S. Long Bond Future, Strike 114.00	4,110	3,187
			$692,291	$747,718
Strategic Balanced Fund
25,000	3/17/08	Call - IMM Euro Future, Strike 95.00	$2,212	$19,250
32,500	3/17/08	Call - IMM Euro Future, Strike 95.50	8,635	10,319
32,500	3/17/08	Put - IMM Euro Future, Strike 95.50	4,298	1,788
5,000	6/16/08	Put - 90 Day Euro Future, Strike 95.50	440	175
3,000	2/22/08	Call - 5 Year U.S. Treasury Note Future, Strike 110.00	1,907	3,375
4,000	2/22/08	Put - 5 Year U.S. Treasury Note Future, Strike 107.00	2,105	312
4,000	2/22/08	Put - 5 Year U.S. Treasury Note Future, Strike 108.00	1,808	812
16,000	2/22/08	Put - 5 Year U.S. Treasury Note Future, Strike 109.00	12,248	7,000
4,000	2/22/08	Put - 5 Year U.S. Treasury Note Future, Strike 109.50	3,027	2,438
22,000	2/22/08	Call - 10 Year U.S. Treasury Note Future, Strike 111.00	11,093	62,562
9,000	2/22/08	Call - 10 Year U.S. Treasury Note Future, Strike 116.00	6,377	4,922
15,000	2/22/08	Call - 10 Year U.S. Treasury Note Future, Strike 114.00	13,097	16,875

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Premiums	Value
Strategic Balanced Fund (continued)
8,000	2/22/08	Call - 10 Year U.S. Treasury Note Future, Strike 113.50	$5,226	$10,625
14,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 108.00	15,930	875
12,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 107.00	7,018	562
17,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 109.00	12,759	2,391
14,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 109.50	10,852	2,625
26,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 110.50	18,386	8,937
19,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 112.00	16,155	14,250
3,000	2/22/08	Put - 10 Year U.S. Treasury Note Future, Strike 110.00	1,344	750
2,000	2/22/08	Call - U.S. Treasury Bond Future, Strike 116.00	2,521	4,438
1,000	2/22/08	Put - U.S. Long Bond Future, Strike 115.00	1,026	1,406
5,000	2/22/08	Put - U.S. Long Bond Future, Strike 109.00	6,522	1,016
4,000	2/22/08	Put - U.S. Long Bond Future, Strike 113.00	3,464	3,125
2,000	2/22/08	Put - U.S. Long Bond Future, Strike 112.00	1,506	1,156
1,000	2/22/08	Put - U.S. Long Bond Future, Strike 114.00	1,370	1,063
			$171,326	$183,047

Transactions in options written for the Strategic Bond Fund and the Strategic Balanced Fund during the year ended December 31, 2007 were as follows:

	Number of Contracts	Premiums Received
Strategic Bond Fund
Options outstanding at December 31, 2006	787	$399,050
Options written	6,041	2,854,362
Options terminated in closing purchase transactions	(5,840)	(2,561,121)
Options outstanding at December 31, 2007	988	$692,291
Strategic Balanced Fund
Options outstanding at December 31, 2006	290	$147,863
Options written	1,706	797,737
Options terminated in closing purchase transactions	(1,753)	(774,274)
Options outstanding at December 31, 2007	243	$171,326

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

Swaps
   The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Notes to Financial Statements (Continued)

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swap transactions tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap transaction, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specific security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statement of Operations as realized gains and losses, respectively.

The Funds may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When a Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded

Notes to Financial Statements (Continued)

as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

A summary of open swap agreements for the Strategic Bond and the Strategic Balanced Fund at December 31, 2007, was as follows:

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund
Credit Default Swaps
1,000,000	USD	6/20/12	Agreement with Barclays Bank PLC, dated 4/26/07	$(52,250)
			to receive 1.87% per year times the notional amount.
			The Fund pays payment only upon a default event of
			The AES Corporation.
1,000,000	USD	6/20/12	Agreement with Barclays Bank PLC, dated 4/26/07 to receive 2.62% per year times the notional amount. The Fund makes payment only upon a default event of HCA INC. SR Note.	(53,775)
1,000,000	USD	6/20/12	Agreement with Barclays Bank PLC, dated 4/26/07 to receive 1.75% per year times the notional amount. The Fund makes payment only upon a default event of The Eastman Kodak Company Note.	(17,787)
1,000,000	USD	6/20/12	Agreement with Barclays Bank PLC, dated 4/26/07 to receive 0.95% per year times the notional amount. The Fund makes payment only upon a default event of El Paso Corporation.	(33,609)
2,000,000	USD	6/20/12	Agreement with Morgan Stanley & Co., dated 4/26/07 to receive 2.92% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Credit Company Note.	(222,457)
8,400,000	USD	6/20/12	Agreement with Morgan Stanley & Co., dated 6/25/07 to receive 0.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(443,134)
2,100,000	USD	6/20/12	Agreement with Goldman Sachs & Co., dated 6/26/07 to receive 2.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.8.	(86,585)
100,000	USD	9/20/12	Agreement with Goldman Sachs & Co., dated 6/29/07 to receive 3.24% per year times the notional amount. The Fund makes payment only upon a default event of TXU CORP.	(7,581)
700,000	USD	6/20/12	Agreement with Goldman Sachs & Co., dated 7/13/07 to receive 0.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(31,736)
2,000,000	USD	6/20/12	Agreement with Goldman Sachs & Co., dated 7/20/07 to receive 0.35% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.8.	(32,024)
12,300,000	USD	6/20/12	Agreement with Morgan Stanley & Co., dated 7/23/07 to receive 0.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(476,619)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
700,000	USD	6/20/12	Agreement with Goldman Sachs & Co., dated 7/25/07	$(24,623)
			to receive 0.75% per year times the notional amount.
			The Fund makes payment only upon a default event
			of CDX.NA.IG.HVOL.8.
700,000	USD	6/20/12	Agreement with Goldman Sachs & Co., dated 7/25/07 to receive 0.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(25,628)
1,100,000	USD	5/25/46	Agreement with Morgan Stanley & Co., dated 8/08/07 to receive 0.11% per year times the notional amount. The Fund makes payment only upon a default event of ABX.HE-AAA.	(87,010)
700,000	USD	6/20/12	Agreement with Goldman Sachs & Co., dated 8/21/07 to receive 0.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(6,363)
700,000	USD	6/20/12	Agreement with Goldman Sachs & Co., dated 8/21/07 to receive 0.35% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.8.	(252)
				$(1,601,433)
Strategic Balanced Fund
Credit Default Swaps
400,000	USD	12/20/09	Agreement with Deutsche Bank, dated 11/02/04 to	121
			receive 0.22% per year times the notional amount.
			The Fund makes payment only upon a default event
			of FNMA Senior Debt.
100,000	USD	3/20/15	Agreement with Deutsche Bank, dated 2/01/05 to receive 2.93% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Co.	(21,102)
100,000	USD	3/20/10	Agreement with Deutsche Bank, dated 2/03/05 to receive 1.25% per year times the notional amount. The Fund makes payment only upon a default event of Eastman Kodak Co..	106
14,273	USD	1/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Morgan Stanley Capital I Trust, Series 2005-WMC1, Class B2.	10,278
45,000	USD	9/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC1, Class B2.	6,762
45,000	USD	2/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of Long Beach Mortgage Loan Trust Series, 2005-1, Class M8.	13,873
45,000	USD	1/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of People's Choice Home Loan, Series 2005-1, Class B3.	20,908

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
45,000	USD	3/25/35	Agreement with Deutsche Bank, dated 2/24/05 to	$13,195
			pay 2.25% per year times the notional amount.
			The Fund receives payment only upon a default
			event of New Century Home Equity Loan Trust,
			Series 2005-1, Class M9.
45,000	USD	6/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.35% per year times the notional amount. The Fund receives payment only upon a default event of Novastar Home Equity Loan Trust, Series 2005-1, Class B2.	12,924
45,000	USD	6/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Novastar Home Equity Loan Trust, Series 2005-1, Class B3.	20,315
45,000	USD	2/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of ACE Securities Corp., Series 2005-HE1, Class M8.	10,640
16,360	USD	11/25/34	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of Finance America Mortgage Loan, Series 2004-3, Class M8.	11,326
45,000	USD	1/25/36	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Park Place Securities, Inc., Series 2005-WCH1, Class M9.	24,671
29,605	USD	2/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of ACE Securities Corp., Series 2005-HE1, Class M9.	12,541
45,000	USD	11/25/34	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of Argent Securities, Inc., Series 2004-W11, Class M9.	7,143
16,359	USD	11/25/34	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Finance America Mortgage Loan, Series 2004-3, Class M9.	12,107
45,000	USD	2/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Long Beach Mortgage Loan Trust, Series 2005-1, Class M9.	17,125
45,000	USD	12/25/34	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of MASTR Asset Backed Securities, Series 2005-NC1, Class M8.	22,725

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
45,000	USD	12/25/34	Agreement with Deutsche Bank, dated 2/24/05 to	$15,910
			pay 2.20% per year times the notional amount.
			The Fund receives payment only upon a default
			event of MASTR Asset Backed Securities,
			Series 2005-NC1, Class M9.
45,000	USD	11/25/34	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Argent Securities, Inc., Series 2004-W11, Class M10.	7,725
45,000	USD	3/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.45% per year times the notional amount. The Fund receives payment only upon a default event of Aegis Asset Backed Securities Trust, Series 2005-1, Class B2.	33,489
45,000	USD	3/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Aegis Asset Backed Securities Trust, Series 2005-1, Class B3.	37,437
17,839	USD	2/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of Fremont Home Loan Trust, Series 2005-A, Class M8.	3,256
45,000	USD	4/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.45% per year times the notional amount. The Fund receives payment only upon a default event of Aames Mortgage Investment Trust, Series 2005-1, Class M8.	20,027
18,002	USD	2/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of Fremont Home Loan Trust, Series 2005-A, Class M9.	4,857
16,673	USD	1/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Morgan Stanley Capital ABS I, Series 2005-WMC1, Class B3.	13,830
45,000	USD	4/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Aames Mortgage Investment Trust, Series 2005-1, Class M9.	23,759
45,000	USD	10/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B3.	8,024
45,000	USD	10/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B2.	10,002

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
45,000	USD	9/25/35	Agreement with Deutsche Bank, dated 2/24/05 to	$6,877
			pay 2.25% per year times the notional amount.
			The Fund receives payment only upon a default
			event of Merrill Lynch Mortgage Investors,
			Series 2005-WMC1, Class B3.
45,000	USD	1/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of People's Choice Home Loan Securities Trust, Series 2005-1, Class B2.	18,066
45,000	USD	3/25/35	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of New Century Home Equity Loan Trust, Series 2005-1, Class M8.	6,678
45,000	USD	1/25/36	Agreement with Deutsche Bank, dated 2/24/05 to pay 1.35% per year times the notional amount. The Fund receives payment only upon a default event of Park Place Securities, Inc., Series 2005-WCH1, Class M8.	21,191
114,545	USD	12/20/09	Agreement with Goldman Sachs & Co., dated 4/07/05 to receive 4.00% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.HY.3.B.	1,642
100,000	USD	6/20/10	Agreement with Goldman Sachs & Co., dated 5/04/05 to receive 4.75% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Credit Co.	(4,186)
60,000	USD	9/20/10	Agreement with Deutsche Bank, dated 7/28/05 to receive 2.30% per year times the notional amount. The Fund makes payment only upon a default event of Eastman Kodak Co.	1,322
2,600,000	USD	6/20/12	Agreement with Morgan Stanley & Co., dated 6/25/07 to receive 0.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(137,160)
3,700,000	USD	6/20/12	Agreement with Morgan Stanley & Co., dated 7/23/07 to receive 0.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(143,373)
300,000	USD	5/25/46	Agreement with Morgan Stanley & Co., dated 8/08/07 to receive 0.11% per year times the notional amount. The Fund makes payment only upon a default event of ABX.HE - AAA.	(23,730)
400,000	USD	6/20/12	Agreement with Lehman Brothers, Inc., dated 10/19/07 to receive 0.75% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(11,580)
200,000	USD	12/20/12	Agreement with Lehman Brothers, Inc., dated 10/22/07 to receive 1.40% per year times the notional amount. The Fund makes payment only upon a default event of CDX.NA.IG.HVOL.8.	(6,253)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps
3,300,000	USD	3/19/18	Agreement with Morgan Stanley & Co., dated 3/19/08	$128,810
			to pay the notional amount times 5.00% and to
			receive the notional amount times the three month
			USD-LIBOR-BBA Index.
2,510,000	USD	6/17/10	Agreement with Deutsche Bank, dated 6/17/05 to receive the notional amount times 4.313% and to pay the notional amount times the three month USD-LIBOR-BBA Index.	26,026
				$258,304

Allocation of Operating Activity
   In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund and Destination Retirement 2050 Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities
  The Diversified International Fund and Overseas Fund invest substantially all of their assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Restricted Securities
  Certain securities are illiquid and restricted as to resale. They have been valued in good faith under procedures established by the Board of Trustees, taking into consideration such factors as the Board deems appropriate. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 2007, were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Fund's Net Assets
Strategic Balanced Fund	$180,401	$80,915	0.0%
Large Cap Value Fund	19,128,000	18,629,875	1.3%
Mid Cap Growth Equity II Fund	434,760	434,760	0.0%
Emerging Growth Fund	252,300	277,236	0.3%

Notes to Financial Statements (Continued)

3.  Management
Fees and Other
Transactions

Investment Management Fees
   Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Strategic Bond Fund	0.55%
Strategic Balanced Fund	0.60%
Diversified Value Fund	0.50%
Fundamental Value Fund	0.65%
Value Equity Fund	0.70%
Large Cap Value Fund	0.65%
Indexed Equity Fund	0.10%
Core Opportunities Fund	0.70%
Blue Chip Growth Fund*	0.65%
Diversified Growth Fund	0.70%
Large Cap Growth Fund	0.65%
Aggressive Growth Fund	0.73%
NASDAQ-100 Fund	0.15%
Focused Value Fund	0.69%
Mid-Cap Value Fund	0.70%
Small Cap Value Equity Fund	0.75%
Small Company Value Fund	0.85%
Small Cap Core Equity Fund	0.75%
Mid Cap Growth Equity Fund	0.70%
Mid Cap Growth Equity II Fund	0.75%
Small Cap Growth Equity Fund	0.82%
Small Company Growth Fund	0.85%
Emerging Growth Fund	0.79%
Diversified International Fund	0.90%
Overseas Fund	1.00%
Destination Retirement Income Fund	0.05%
Destination Retirement 2010 Fund	0.05%
Destination Retirement 2020 Fund	0.05%
Destination Retirement 2030 Fund	0.05%
Destination Retirement 2040 Fund	0.05%
Destination Retirement 2050 Fund	0.05%

*  Prior to December 3, 2007, MassMutual received an annual fee of 0.70% of the Fund's average daily net assets.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: AllianceBernstein L.P. for the Diversified Value Fund, the Large Cap Growth Fund, the Diversified International Fund; Wellington Management Company, LLP for the Fundamental Value Fund and a portion of the Mid Cap Growth Equity Fund and the Small Cap Growth Equity Fund; Fidelity Management & Research Company for the Value Equity Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Northern Trust Investments, N.A. for the Indexed Equity Fund and the NASDAQ-100 Fund; Sands Capital Management, LLC for a portion of the Aggressive Growth Fund; Cooke & Bieler, L.P. for the Mid-Cap Value Fund and a portion of the Focused Value Fund; Harris Associates, L.P. for a portion of the Focused Value Fund and a portion of the Overseas Fund; Clover Capital Management, Inc. for a portion of the Small Company Value Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the Diversified Growth Fund and the Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Mazama Capital Management, Inc. for a portion of the Small Company Growth Fund; Eagle Asset Management, Inc. for a portion of the Small Company Growth Fund; Delaware Management Company for a portion of the Emerging Growth Fund and a portion of the Aggressive Growth Fund; Insight Capital Research & Management, Inc. for a portion of the Emerging Growth Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; Western Asset Management Company for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; Western Asset Management Company Limited for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; Clear Bridge Advisors, LLC for a portion of the Strategic Balanced Fund; Victory Capital Management, Inc. for the Core Opportunities Fund; SSgA Funds Management, Inc. for the Small Cap Value Equity Fund; Goldman Sachs Asset Management, L.P. for the Small Cap Core Equity Fund; and Turner Investment Partners, Inc. for a portion of the Mid Cap Growth Equity Fund. Prior to November 30, 2007, Navellier & Associates, Inc.

Notes to Financial Statements (Continued)

was the investment sub-adviser for the Mid Cap Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Administration Fees
   Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds at the following annual rates:

	Class A	Class L	Class Y	Class S	Class Z	Class N
Strategic Bond Fund	0.2500%	0.2500%	0.1000%	0.0500%	N/A	0.3000%
Strategic Balanced Fund	0.3270%	0.3270%	0.1770%	0.1270%	N/A	0.3770%
Diversified Value Fund	0.3083%	0.2683%	0.1583%	0.0583%	N/A	0.3683%
Fundamental Value Fund	0.3129%	0.3129%	0.1629%	0.1229%	N/A	0.3629%
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	N/A	0.3285%
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.0855%	0.5297%
Core Opportunities Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	N/A	0.4585%
Diversified Growth Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Large Cap Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	N/A	0.4029%
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%	N/A	0.3944%
NASDAQ-100 Fund	0.6244%	0.6244%	0.4744%	0.3744%	N/A	0.6744%
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Mid-Cap Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Small Cap Value Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Small Company Value Fund	0.3593%	0.3593%	0.2093%	0.1693%	N/A	0.4093%
Small Cap Core Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%	N/A	0.3575%
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%	N/A	0.4575%
Small Company Growth Fund	0.3491%	0.3491%	0.1991%	0.1591%	N/A	0.3991%
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Diversified International Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Overseas Fund	0.2443%	0.2443%	0.0943%	0.0443%	N/A	0.2943%
Destination Retirement Income Fund	0.1459%	0.1459%	0.0459%	0.0200%	N/A	0.1959%
Destination Retirement 2010 Fund	0.1696%	0.1696%	0.0696%	0.0196%	N/A	0.2196%
Destination Retirement 2020 Fund	0.1758%	0.1758%	0.0758%	0.0258%	N/A	0.2258%
Destination Retirement 2030 Fund	0.1733%	0.1733%	0.0733%	0.0233%	N/A	0.2233%
Destination Retirement 2040 Fund	0.1616%	0.1616%	0.0616%	0.0116%	N/A	0.2116%
Destination Retirement 2050 Fund	0.1600%	0.1600%	0.0600%	0.0100%	N/A	0.2100%

Distribution and Service Fees  MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an

Notes to Financial Statements (Continued)

annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Indirect Expenses
  The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund and Destination Retirement 2050 Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the year ended December 31, 2007, these expenses were as follows:

Indirect Operating Expenses
Destination Retirement Income Fund	0.66%
Destination Retirement 2010 Fund	0.68%
Destination Retirement 2020 Fund	0.74%
Destination Retirement 2030 Fund	0.80%
Destination Retirement 2040 Fund	0.83%
Destination Retirement 2050 Fund	0.81%

Expense Caps and Waivers
  MassMutual agreed to cap the fees and expenses of the following Funds through March 31, 2008, unless otherwise noted, as follows:

	Class A	Class L	Class Y	Class S	Class N
Strategic Bond Fund	1.00%	0.75%	0.75%	0.70%	1.30%
Strategic Balanced Fund*	1.21%	0.96%	0.81%	0.76%	1.51%
Core Opportunities Fund	1.35%	1.10%	0.95%	0.90%	1.65%
Blue Chip Growth Fund**	1.19%	0.98%	0.82%	0.76%	1.51%
Diversified Growth Fund***	1.25%	1.00%	0.85%	0.80%	1.55%
Mid-Cap Value Fund	1.38%	1.13%	0.98%	0.88%	1.68%
Small Cap Value Equity Fund	1.40%	1.15%	1.00%	0.95%	1.70%
Small Cap Core Equity Fund	1.40%	1.15%	1.00%	0.95%	1.70%
Diversified International Fund	1.42%	1.17%	1.09%	0.99%	1.72%
Destination Retirement Income Fund*	0.50%	0.25%	0.15%	0.12%	0.80%
Destination Retirement 2010 Fund*	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2020 Fund*	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2030 Fund*	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2040 Fund*	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2050 Fund***	0.50%	0.25%	0.15%	0.10%	0.80%

*  Expense caps in effect through March 31, 2007.

**  Expense caps in effect from December 3, 2007 through March 31, 2010.

***  Expense caps in effect through March 31, 2009.

Notes to Financial Statements (Continued)

MassMutual has agreed to voluntarily waive, through March 31, 2008, 0.20% of certain expenses for Classes A, L and N of the Indexed Equity Fund and 0.10% of certain expenses for Classes A, L and N of the Overseas Fund. Effective December 3, 2007, MassMutual agreed to voluntarily waive, through October 13, 2008, 0.05% of the management fee for each class of the Blue Chip Growth Fund. From January 1, 2007 through December 2, 2007, MassMutual agreed to voluntarily waive 0.10% of the management fee for each class of the Blue Chip Growth Fund.

Rebated Brokerage Commissions
  The Strategic Balanced Fund, Fundamental Value Fund, Large Cap Value Fund, Core Opportunities Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Aggressive Growth Fund, Focused Value Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund and Diversified International Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2007, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Strategic Balanced Fund	$3,647
Fundamental Value Fund	47,124
Large Cap Value Fund	66,437
Core Opportunities Fund	17,261
Blue Chip Growth Fund	9,473
Large Cap Growth Fund	5,126
Aggressive Growth Fund	30,064
Focused Value Fund	165,836
Mid-Cap Value Fund	135,460
Small Cap Value Equity Fund	18,645
Small Company Value Fund	182,245
Mid Cap Growth Equity Fund	33,051
Mid Cap Growth Equity II Fund	16,039
Small Cap Growth Equity Fund	180,213
Small Company Growth Fund	80,725
Diversified International Fund	18

Deferred Compensation
   Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds' books as other assets. For the year ended December 31, 2007, no significant amounts have been deferred.

Other
   Certain Officers and Trustees of the Funds are also Officers of MassMutual. The compensation of each Trustee who is not an Officer of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds' shares by affiliated parties as of December 31, 2007:

Total % Ownership by Related Party
Strategic Bond Fund	85%
Strategic Balanced Fund	86%
Diversified Value Fund	83%
Fundamental Value Fund	94%
Value Equity Fund	98%
Total % Ownership by Related Party
Diversified Growth Fund	100%
Large Cap Growth Fund	96%
Aggressive Growth Fund	92%
NASDAQ-100 Fund	92%
Focused Value Fund	90%

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
Large Cap Value Fund	87%
Indexed Equity Fund	80%
Core Opportunities Fund	81%
Blue Chip Growth Fund	97%
Mid Cap Growth Equity Fund	98%
Mid Cap Growth Equity II Fund	82%
Small Cap Growth Equity Fund	92%
Small Company Growth Fund	91%
Emerging Growth Fund	99%
Diversified International Fund	87%
Overseas Fund	94%
Total % Ownership by Related Party
Mid-Cap Value Fund	94%
Small Cap Value Equity Fund	91%
Small Company Value Fund	84%
Small Cap Core Equity Fund	98%
Destination Retirement Income Fund	57%
Destination Retirement 2010 Fund	67%
Destination Retirement 2020 Fund	76%
Destination Retirement 2030 Fund	76%
Destination Retirement 2040 Fund	78%
Destination Retirement 2050 Fund	100%

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Strategic Bond Fund	$764,881,304	$104,168,067	$649,847,557	$70,243,595
Strategic Balanced Fund	207,414,008	49,906,264	206,764,648	73,397,836
Diversified Value Fund	-	260,740,471	-	107,069,492
Fundamental Value Fund	-	463,902,437	-	567,982,111
Value Equity Fund	-	135,679,582	-	153,800,249
Large Cap Value Fund	-	115,792,122	-	397,763,469
Indexed Equity Fund	-	194,013,187	-	166,073,301
Core Opportunities Fund	-	65,918,290	-	44,006,312
Blue Chip Growth Fund	-	304,708,189	-	244,238,874
Diversified Growth Fund	-	98,773,173	-	93,786
Large Cap Growth Fund	-	40,033,395	-	41,590,477
Aggressive Growth Fund	-	189,705,235	-	291,068,309
NASDAQ-100 Fund	-	14,250,443	-	15,089,336
Focused Value Fund	-	402,799,493	-	556,546,038
Mid-Cap Value Fund	-	252,390,718	-	87,794,984
Small Cap Value Equity Fund	-	224,572,214	-	82,787,342
Small Company Value Fund	-	269,994,763	-	492,193,961
Small Cap Core Equity Fund	-	125,445,445	-	88,438,398
Mid Cap Growth Equity Fund	-	310,572,992	-	318,689,637
Mid Cap Growth Equity II Fund	-	660,644,636	-	559,023,725
Small Cap Growth Equity Fund	-	454,095,003	-	464,008,308
Small Company Growth Fund	-	129,343,345	-	157,889,715
Emerging Growth Fund	-	192,456,273	-	216,785,292
Diversified International Fund	-	162,948,825	-	21,981,652
Overseas Fund	-	569,556,180	-	632,511,784

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Destination Retirement Income Fund	$-	$115,202,710	$-	$150,681,118
Destination Retirement 2010 Fund	-	170,036,041	-	94,754,436
Destination Retirement 2020 Fund	-	409,259,894	-	322,371,487
Destination Retirement 2030 Fund	-	343,721,268	-	256,695,306
Destination Retirement 2040 Fund	-	200,786,914	-	139,875,386
Destination Retirement 2050 Fund	-	10,050,876	-	-

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Strategic Bond Fund Class A
Sold	4,944,662	$50,075,041	2,776,260	$27,948,119
Issued as reinvestment of dividends	295,775	2,922,258	140,762	1,410,514
Redeemed	(969,445)	(9,769,652)	(1,048,130)	(10,563,742)
Net increase (decrease)	4,270,992	$43,227,647	1,868,892	$18,794,891
Strategic Bond Fund Class L
Sold	1,405,391	$14,179,916	1,427,387	$14,320,171
Issued as reinvestment of dividends	110,968	1,099,688	68,614	688,929
Redeemed	(338,561)	(3,413,867)	(98,272)	(987,441)
Net increase (decrease)	1,177,798	$11,865,737	1,397,729	$14,021,659
Strategic Bond Fund Class Y
Sold	5,772,596	$58,518,009	6,214,089	$62,493,589
Issued as reinvestment of dividends	568,407	5,638,602	414,247	4,163,489
Redeemed	(2,312,198)	(23,324,111)	(1,637,456)	(16,404,573)
Net increase (decrease)	4,028,805	$40,832,500	4,990,880	$50,252,505
Strategic Bond Fund Class S
Sold	3,930,419	$39,850,194	926,637	$9,437,814
Issued as reinvestment of dividends	206,651	2,049,979	71,977	723,420
Redeemed	(886,973)	(9,026,910)	(138,065)	(1,415,232)
Net increase (decrease)	3,250,097	$32,873,263	860,549	$8,746,002
Strategic Bond Fund Class N
Sold	210,662	$2,118,291	182,606	$1,793,930
Issued as reinvestment of dividends	11,772	115,839	6,969	69,625
Redeemed	(69,900)	(702,062)	(5,597)	(57,198)
Net increase (decrease)	152,534	$1,532,068	183,978	$1,806,357
Strategic Balanced Fund Class A
Sold	596,682	$6,918,983	825,933	$9,080,612
Issued as reinvestment of dividends	180,298	1,984,430	83,294	948,726
Redeemed	(1,075,449)	(12,438,038)	(583,195)	(6,392,301)
Net increase (decrease)	(298,469)	$(3,534,625)	326,032	$3,637,037
Strategic Balanced Fund Class L
Sold	909,634	$10,597,573	1,881,633	$20,810,824
Issued as reinvestment of dividends	527,571	5,824,579	265,207	3,026,009
Redeemed	(2,477,145)	(29,047,378)	(3,421,961)	(37,827,836)
Net increase (decrease)	(1,039,940)	$(12,625,226)	(1,275,121)	$(13,991,003)

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Strategic Balanced Fund Class Y
Sold	789,599	$9,207,507	3,382,597	$37,132,285
Issued as reinvestment of dividends	553,687	6,112,881	272,239	3,108,967
Redeemed	(2,379,187)	(27,893,915)	(2,740,980)	(30,112,589)
Net increase (decrease)	(1,035,901)	$(12,573,527)	913,856	$10,128,663
Strategic Balanced Fund Class S
Sold	931,646	$10,963,194	688,363	$7,817,361
Issued as reinvestment of dividends	131,070	1,445,817	28,596	326,570
Redeemed	(399,201)	(4,633,122)	(123,732)	(1,360,324)
Net increase (decrease)	663,515	$7,775,889	593,227	$6,783,607
Strategic Balanced Fund Class N
Sold	33,650	$388,156	18,231	$198,159
Issued as reinvestment of dividends	5,052	55,362	1,106	12,572
Redeemed	(6,212)	(73,020)	(8,833)	(97,263)
Net increase (decrease)	32,490	$370,498	10,504	$113,468
Diversified Value Fund Class A
Sold	4,260,986	$56,490,026	4,408,393	$54,575,392
Issued as reinvestment of dividends	477,852	5,839,567	263,206	3,409,637
Redeemed	(2,027,514)	(26,707,308)	(1,036,368)	(12,707,468)
Net increase (decrease)	2,711,324	$35,622,285	3,635,231	$45,277,561
Diversified Value Fund Class L
Sold	4,132,632	$54,604,499	2,725,099	$33,476,404
Issued as reinvestment of dividends	397,496	4,881,946	193,585	2,516,315
Redeemed	(1,801,054)	(24,306,249)	(1,122,998)	(13,503,833)
Net increase (decrease)	2,729,074	$35,180,196	1,795,686	$22,488,886
Diversified Value Fund Class Y
Sold	1,850,412	$24,610,765	8,325,737	$99,628,898
Issued as reinvestment of dividends	618,606	7,601,929	486,656	6,320,364
Redeemed	(2,384,876)	(31,665,693)	(2,964,988)	(35,537,372)
Net increase (decrease)	84,142	$547,001	5,847,405	$70,411,890
Diversified Value Fund Class S
Sold	11,270,695	$151,355,586	5,414,038	$67,989,364
Issued as reinvestment of dividends	1,507,755	18,552,384	840,910	10,937,820
Redeemed	(5,328,254)	(71,258,775)	(4,031,118)	(49,706,975)
Net increase (decrease)	7,450,196	$98,649,195	2,223,830	$29,220,209
Diversified Value Fund Class N
Sold	102,396	$1,361,158	123,669	$1,483,862
Issued as reinvestment of dividends	9,881	120,754	4,384	56,776
Redeemed	(23,648)	(320,331)	(22,923)	(270,806)
Net increase (decrease)	88,629	$1,161,581	105,130	$1,269,832
Fundamental Value Fund Class A
Sold	4,994,656	$63,711,896	9,204,707	$112,589,433
Issued as reinvestment of dividends	2,749,527	32,944,021	2,179,576	26,646,405
Redeemed	(8,956,449)	(113,643,554)	(8,753,987)	(106,158,506)
Net increase (decrease)	(1,212,266)	$(16,987,637)	2,630,296	$33,077,332
Fundamental Value Fund Class L
Sold	8,177,483	$103,346,240	12,300,387	$148,470,874
Issued as reinvestment of dividends	2,531,313	30,550,220	2,187,060	26,849,375
Redeemed	(12,499,062)	(160,218,995)	(11,025,060)	(136,195,386)
Net increase (decrease)	(1,790,266)	$(26,322,535)	3,462,387	$39,124,863
Fundamental Value Fund Class Y
Sold	3,752,296	$48,677,069	3,853,902	$46,981,680
Issued as reinvestment of dividends	1,304,886	15,758,975	959,842	11,802,506
Redeemed	(4,467,408)	(59,686,827)	(1,566,182)	(19,165,257)
Net increase (decrease)	589,774	$4,749,217	3,247,562	$39,618,929

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Fundamental Value Fund Class S
Sold	9,407,249	$122,204,189	17,120,035	$210,273,954
Issued as reinvestment of dividends	5,466,467	66,185,171	3,856,744	47,464,125
Redeemed	(11,300,589)	(143,988,147)	(14,620,318)	(184,870,847)
Net increase (decrease)	3,573,127	$44,401,213	6,356,461	$72,867,232
Fundamental Value Fund Class N
Sold	303,170	$3,949,564	72,782	$874,051
Issued as reinvestment of dividends	25,866	307,309	11,129	135,253
Redeemed	(224,987)	(2,952,561)	(127,865)	(1,507,543)
Net increase (decrease)	104,049	$1,304,312	(43,954)	$(498,239)
Value Equity Fund Class A
Sold	338,285	$3,512,955	816,647	$8,925,476
Issued as reinvestment of dividends	273,035	2,541,432	419,428	4,227,812
Redeemed	(1,293,216)	(13,804,145)	(1,190,353)	(13,215,755)
Net increase (decrease)	(681,896)	$(7,749,758)	45,722	$(62,467)
Value Equity Fund Class L
Sold	339,605	$3,473,999	403,675	$4,444,324
Issued as reinvestment of dividends	177,461	1,656,928	182,898	1,845,544
Redeemed	(367,474)	(3,863,221)	(222,218)	(2,474,321)
Net increase (decrease)	149,592	$1,267,706	364,355	$3,815,547
Value Equity Fund Class Y
Sold	110,894	$1,166,082	230,879	$2,522,788
Issued as reinvestment of dividends	42,420	398,883	77,280	784,165
Redeemed	(341,277)	(3,709,690)	(191,189)	(2,112,628)
Net increase (decrease)	(187,963)	$(2,144,725)	116,970	$1,194,325
Value Equity Fund Class S
Sold	893,500	$9,253,195	1,432,698	$15,857,135
Issued as reinvestment of dividends	721,693	6,774,936	865,480	8,773,679
Redeemed	(1,486,214)	(15,409,677)	(2,404,390)	(26,218,864)
Net increase (decrease)	128,979	$618,454	(106,212)	$(1,588,050)
Value Equity Fund Class N
Sold	184	$1,858	644	$7,366
Issued as reinvestment of dividends	145	1,349	124	1,250
Redeemed	(57)	(578)	-	(4)
Net increase (decrease)	272	$2,629	768	$8,612
Large Cap Value Fund Class A
Sold	6,517,757	$86,022,694	12,150,939	$142,902,434
Issued as reinvestment of dividends	1,906,794	23,970,111	106,412	1,362,070
Redeemed	(9,248,283)	(122,312,234)	(12,400,519)	(146,685,310)
Net increase (decrease)	(823,732)	$(12,319,429)	(143,168)	$(2,420,806)
Large Cap Value Fund Class L
Sold	4,718,099	$62,264,199	11,470,621	$135,569,050
Issued as reinvestment of dividends	1,169,498	14,784,752	172,806	2,220,553
Redeemed	(18,393,065)	(243,979,914)	(13,500,137)	(160,965,826)
Net increase (decrease)	(12,505,468)	$(166,930,963)	(1,856,710)	$(23,176,223)
Large Cap Value Fund Class Y
Sold	2,293,493	$30,587,491	7,344,424	$86,210,374
Issued as reinvestment of dividends	702,227	8,908,642	118,052	1,520,505
Redeemed	(9,106,517)	(122,310,879)	(3,492,196)	(41,469,451)
Net increase (decrease)	(6,110,797)	$(82,814,746)	3,970,280	$46,261,428
Large Cap Value Fund Class S
Sold	15,456,030	$208,898,497	15,777,721	$187,985,838
Issued as reinvestment of dividends	3,450,121	43,846,670	366,079	4,722,424
Redeemed	(14,610,580)	(191,304,372)	(16,657,176)	(203,190,776)
Net increase (decrease)	4,295,571	$61,440,795	(513,376)	$(10,482,514)

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Large Cap Value Fund Class N
Sold	27,272	$358,812	28,719	$332,052
Issued as reinvestment of dividends	2,500	31,075	147	1,869
Redeemed	(188,335)	(2,505,996)	(28,587)	(326,255)
Net increase (decrease)	(158,563)	$(2,116,109)	279	$7,666
Indexed Equity Fund Class A
Sold	6,558,066	$88,784,039	7,845,772	$95,167,656
Issued as reinvestment of dividends	282,341	3,805,951	271,793	3,522,431
Redeemed	(6,600,336)	(88,810,515)	(8,993,650)	(109,479,350)
Net increase (decrease)	240,071	$3,779,475	(876,085)	$(10,789,263)
Indexed Equity Fund Class L
Sold	5,177,201	$70,248,998	7,923,035	$96,785,715
Issued as reinvestment of dividends	373,844	5,054,366	364,847	4,741,880
Redeemed	(5,429,950)	(73,999,190)	(6,981,915)	(85,084,315)
Net increase (decrease)	121,095	$1,304,174	1,305,967	$16,443,280
Indexed Equity Fund Class Y
Sold	10,905,680	$148,860,166	11,684,942	$143,859,082
Issued as reinvestment of dividends	502,556	6,809,637	517,825	6,750,490
Redeemed	(17,331,067)	(237,260,819)	(14,990,637)	(184,037,010)
Net increase (decrease)	(5,922,831)	$(81,591,016)	(2,787,870)	$(33,427,438)
Indexed Equity Fund Class S
Sold	13,264,818	$180,020,087	17,579,217	$221,061,294
Issued as reinvestment of dividends	829,948	11,353,692	794,698	10,463,169
Redeemed	(18,933,696)	(260,849,609)	(19,785,035)	(243,802,558)
Net increase (decrease)	(4,838,930)	$(69,475,830)	(1,411,120)	$(12,278,095)
Indexed Equity Fund Class Z
Sold	15,619,611	$217,873,051	12,739,176	$156,939,556
Issued as reinvestment of dividends	733,821	10,038,670	452,676	5,957,731
Redeemed	(4,834,449)	(67,654,531)	(6,606,015)	(82,036,539)
Net increase (decrease)	11,518,983	$160,257,190	6,585,837	$80,860,748
Indexed Equity Fund Class N
Sold	124,374	$1,690,164	52,530	$629,495
Issued as reinvestment of dividends	3,787	50,517	3,463	44,430
Redeemed	(132,826)	(1,797,664)	(81,353)	(981,351)
Net increase (decrease)	(4,665)	$(56,983)	(25,360)	$(307,426)
Core Opportunities Fund Class A*
Sold	2,074,168	$23,128,025	898,589	$8,988,287
Issued as reinvestment of dividends	176,164	1,921,396	2,429	25,896
Redeemed	(667,066)	(7,546,455)	(44,593)	(455,268)
Net increase (decrease)	1,583,266	$17,502,966	856,425	$8,558,915
Core Opportunities Fund Class L*
Sold	114,110	$1,299,147	774,820	$7,888,460
Issued as reinvestment of dividends	63,649	696,739	2,984	31,841
Redeemed	(84,037)	(931,589)	(32,105)	(322,620)
Net increase (decrease)	93,722	$1,064,297	745,699	$7,597,681
Core Opportunities Fund Class Y*
Sold	269,019	$2,994,872	413,025	$4,440,570
Issued as reinvestment of dividends	52,464	575,505	-	-
Redeemed	(46,129)	(513,083)	-	-
Net increase (decrease)	275,354	$3,057,294	413,025	$4,440,570
Core Opportunities Fund Class S*
Sold	54,542	$620,736	964,444	$9,645,714
Issued as reinvestment of dividends	4,246	46,555	16	167
Redeemed	(5,396)	(61,470)	(1,095)	(11,679)
Net increase (decrease)	53,392	$605,821	963,365	$9,634,202

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Core Opportunities Fund Class N*
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	1	9	-	-
Redeemed	-	-	-	-
Net increase (decrease)	1	$9	10,010	$100,100
Blue Chip Growth Fund Class A
Sold	2,276,462	$23,837,507	1,835,056	$16,656,533
Issued - merger	4,408,209	48,269,892	-	-
Issued as reinvestment of dividends	962	10,510	-	-
Redeemed	(1,602,745)	(16,866,295)	(1,909,956)	(17,541,822)
Net increase (decrease)	5,082,888	$55,251,614	(74,900)	$(885,289)
Blue Chip Growth Fund Class L
Sold	16,000,992	$168,182,428	11,648,346	$107,753,876
Issued - merger	8,447,760	93,685,661
Issued as reinvestment of dividends	58,026	641,767	17,020	167,310
Redeemed	(11,767,340)	(123,467,330)	(12,968,851)	(120,243,845)
Net increase (decrease)	12,739,438	$139,042,526	(1,303,485)	$(12,322,659)
Blue Chip Growth Fund Class Y
Sold	2,255,947	$24,539,956	4,639,666	$41,857,465
Issued - merger	2,661,514	29,569,420
Issued as reinvestment of dividends	3,030	33,556	12,318	121,087
Redeemed	(4,655,873)	(49,648,585)	(648,180)	(5,990,074)
Net increase (decrease)	264,618	$4,494,347	4,003,804	$35,988,478
Blue Chip Growth Fund Class S
Sold	11,334,848	$118,713,986	1,607,129	$15,148,154
Issued - merger	10,976,378	122,276,847
Issued as reinvestment of dividends	39,739	441,271	18,799	185,359
Redeemed	(8,796,239)	(93,087,816)	(2,718,941)	(25,456,407)
Net increase (decrease)	13,554,726	$148,344,288	(1,093,013)	$(10,122,894)
Blue Chip Growth Fund Class N
Sold	28,995	$302,351	178,502	$1,603,841
Issued - merger	5,981	64,480	-	-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(110,348)	(1,097,725)	(33,522)	(300,127)
Net increase (decrease)	(75,372)	$(730,894)	144,980	$1,303,714
Diversified Growth Fund Class A#
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Diversified Growth Fund Class L#
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Diversified Growth Fund Class Y#
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Diversified Growth Fund Class S#
Sold	9,909,314	$99,600,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	9,909,314	$99,600,100	-	$-

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Diversified Growth Fund Class N#
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Large Cap Growth Fund Class A
Sold	230,202	$2,424,940	705,288	$7,119,608
Issued as reinvestment of dividends	48,744	499,780	33,429	328,937
Redeemed	(424,285)	(4,557,698)	(236,258)	(2,384,493)
Net increase (decrease)	(145,339)	$(1,632,978)	502,459	$5,064,052
Large Cap Growth Fund Class L
Sold	31,139	$341,021	343,758	$3,627,493
Issued as reinvestment of dividends	11,050	116,404	6,203	62,649
Redeemed	(54,940)	(593,498)	(287,296)	(2,789,742)
Net increase (decrease)	(12,751)	$(136,073)	62,665	$900,400
Large Cap Growth Fund Class Y
Sold	172,618	$1,773,541	2,927	$30,308
Issued as reinvestment of dividends	96,459	1,006,541	39,026	390,256
Redeemed	(10,111)	(113,171)	(203,677)	(2,173,979)
Net increase (decrease)	258,966	$2,666,911	(161,724)	$(1,753,415)
Large Cap Growth Fund Class S
Sold	479,855	$5,092,082	726,229	$7,395,947
Issued as reinvestment of dividends	125,147	1,312,088	60,311	606,127
Redeemed	(456,856)	(4,804,117)	(1,223,490)	(12,791,188)
Net increase (decrease)	148,146	$1,600,053	(436,950)	$(4,789,114)
Large Cap Growth Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	11	109	5	53
Redeemed	-	-	-	-
Net increase (decrease)	11	$109	5	$53
Aggressive Growth Fund Class A
Sold	4,883,372	$32,348,095	7,782,836	$47,480,416
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,782,987)	(37,299,970)	(10,258,886)	(62,403,916)
Net increase (decrease)	(899,615)	$(4,951,875)	(2,476,050)	$(14,923,500)
Aggressive Growth Fund Class L
Sold	6,331,383	$41,829,514	17,113,585	$105,466,073
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(19,016,070)	(124,716,592)	(15,346,599)	(94,617,473)
Net increase (decrease)	(12,684,687)	$(82,887,078)	1,766,986	$10,848,600
Aggressive Growth Fund Class Y
Sold	1,978,928	$13,362,754	6,298,891	$41,074,534
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,029,154)	(26,725,244)	(3,938,751)	(24,767,912)
Net increase (decrease)	(2,050,226)	$(13,362,490)	2,360,140	$16,306,622
Aggressive Growth Fund Class S
Sold	15,982,319	$109,636,235	17,868,705	$112,241,738
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(15,760,906)	(104,044,910)	(15,788,301)	(99,392,221)
Net increase (decrease)	221,413	$5,591,325	2,080,404	$12,849,517
Aggressive Growth Fund Class N
Sold	16,850	$106,970	98,751	$566,431
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(83,581)	(548,263)	(58,959)	(355,891)
Net increase (decrease)	(66,731)	$(441,293)	39,792	$210,540

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
NASDAQ-100 Fund Class A
Sold	1,478,080	$7,260,870	1,339,825	$5,494,961
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,071,099)	(9,684,828)	(2,760,942)	(11,439,402)
Net increase (decrease)	(593,019)	$(2,423,958)	(1,421,117)	$(5,944,441)
NASDAQ-100 Fund Class L
Sold	720,811	$3,630,170	565,891	$2,380,620
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(995,760)	(4,716,055)	(1,440,277)	(5,988,279)
Net increase (decrease)	(274,949)	$(1,085,885)	(874,386)	$(3,607,659)
NASDAQ-100 Fund Class Y
Sold	430,685	$2,212,925	988,269	$4,226,663
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(168,456)	(810,218)	(1,280,823)	(5,405,286)
Net increase (decrease)	262,229	$1,402,707	(292,554)	$(1,178,623)
NASDAQ-100 Fund Class S
Sold	2,246,332	$11,388,146	1,933,498	$8,155,143
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,788,536)	(8,492,466)	(2,938,737)	(12,546,660)
Net increase (decrease)	457,796	$2,895,680	(1,005,239)	$(4,391,517)
NASDAQ-100 Fund Class N
Sold	134	$642	3,774	$15,462
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,874)	(27,646)	(11,413)	(46,364)
Net increase (decrease)	(5,740)	$(27,004)	(7,639)	$(30,902)
Focused Value Fund Class A
Sold	3,651,608	$69,104,378	6,004,128	$107,872,935
Issued as reinvestment of dividends	1,763,328	28,959,389	1,460,006	26,234,307
Redeemed	(6,735,660)	(125,215,539)	(7,295,756)	(128,762,964)
Net increase (decrease)	(1,320,724)	$(27,151,772)	168,378	$5,344,278
Focused Value Fund Class L
Sold	3,318,529	$62,729,257	5,943,460	$105,502,724
Issued as reinvestment of dividends	1,210,624	20,245,922	1,104,159	20,119,852
Redeemed	(5,898,032)	(112,247,822)	(6,639,203)	(120,491,388)
Net increase (decrease)	(1,368,879)	$(29,272,643)	408,416	$5,131,188
Focused Value Fund Class Y
Sold	2,401,513	$48,209,129	1,970,847	$36,176,870
Issued as reinvestment of dividends	1,008,076	17,029,399	756,235	13,883,821
Redeemed	(3,269,006)	(64,404,562)	(1,739,593)	(31,644,506)
Net increase (decrease)	140,583	$833,966	987,489	$18,416,185
Focused Value Fund Class S
Sold	5,928,952	$116,573,251	6,263,898	$115,697,724
Issued as reinvestment of dividends	2,655,460	45,214,971	2,013,610	37,202,296
Redeemed	(8,265,531)	(158,374,456)	(8,306,787)	(152,988,782)
Net increase (decrease)	318,881	$3,413,766	(29,279)	$(88,762)
Focused Value Fund Class N
Sold	96,796	$1,835,666	76,648	$1,305,149
Issued as reinvestment of dividends	21,614	347,535	13,700	242,197
Redeemed	(90,084)	(1,673,545)	(56,493)	(960,411)
Net increase (decrease)	28,326	$509,656	33,855	$586,935
Mid-Cap Value Fund Class A**
Sold	1,025,782	$12,051,443	61,616	$688,940
Issued as reinvestment of dividends	60,255	600,144	124	1,411
Redeemed	(153,589)	(1,765,577)	(18,202)	(208,810)
Net increase (decrease)	932,448	$10,886,010	43,538	$481,541

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class L**
Sold	8,663,981	$98,063,231	153,230	$1,713,496
Issued as reinvestment of dividends	483,631	4,833,546	331	3,762
Redeemed	(1,686,351)	(19,743,520)	(10,934)	(125,133)
Net increase (decrease)	7,461,261	$83,153,257	142,627	$1,592,125
Mid-Cap Value Fund Class Y**
Sold	154,497	$1,798,829	10,010	$100,081
Issued as reinvestment of dividends	7,308	73,107	-	-
Redeemed	(42,532)	(497,116)	(10,000)	(114,500)
Net increase (decrease)	119,273	$1,374,820	10	$(14,419)
Mid-Cap Value Fund Class S**
Sold	8,730,910	$102,474,784	5,766,999	$65,388,624
Issued as reinvestment of dividends	844,936	8,453,409	14,021	159,556
Redeemed	(2,253,080)	(26,127,408)	(465,716)	(5,336,837)
Net increase (decrease)	7,322,766	$84,800,785	5,315,304	$60,211,343
Mid-Cap Value Fund Class N**
Sold	25,379	$312,702	10,010	$100,116
Issued as reinvestment of dividends	226	2,258	-	-
Redeemed	(21,762)	(264,311)	(10,000)	(114,300)
Net increase (decrease)	3,843	$50,649	10	$(14,184)
Small Cap Value Equity Fund Class A*
Sold	1,680,780	$17,964,554	344,341	$3,495,332
Issued as reinvestment of dividends	34,853	325,165	1,251	13,502
Redeemed	(365,091)	(3,800,948)	(10,332)	(107,404)
Net increase (decrease)	1,350,542	$14,488,771	335,260	$3,401,430
Small Cap Value Equity Fund Class L*
Sold	5,096,642	$54,139,885	95,295	$1,002,037
Issued as reinvestment of dividends	98,856	924,385	394	4,252
Redeemed	(784,867)	(8,413,272)	(266)	(2,766)
Net increase (decrease)	4,410,631	$46,650,998	95,423	$1,003,523
Small Cap Value Equity Fund Class Y*
Sold	855,903	$8,942,062	233,052	$2,304,332
Issued as reinvestment of dividends	22,556	209,825	976	10,536
Redeemed	(100,363)	(1,055,451)	(13,925)	(142,829)
Net increase (decrease)	778,096	$8,096,436	220,103	$2,172,039
Small Cap Value Equity Fund Class S*
Sold	8,106,702	$89,212,666	2,797,853	$28,652,496
Issued as reinvestment of dividends	212,381	1,988,468	8,051	87,031
Redeemed	(1,449,953)	(15,436,084)	(62,646)	(647,596)
Net increase (decrease)	6,869,130	$75,765,050	2,743,258	$28,091,931
Small Cap Value Equity Fund Class N*
Sold	22,168	$230,488	10,010	$100,100
Issued as reinvestment of dividends	436	4,115	-	-
Redeemed	(2,154)	(21,800)	-	-
Net increase (decrease)	20,450	$212,803	10,010	$100,100
Small Company Value Fund Class A
Sold	3,731,447	$58,650,112	6,424,793	$99,568,954
Issued as reinvestment of dividends	1,775,639	22,792,176	713,445	10,802,432
Redeemed	(6,370,632)	(98,248,895)	(5,301,475)	(81,314,874)
Net increase (decrease)	(863,546)	$(16,806,607)	1,836,763	$29,056,512
Small Company Value Fund Class L
Sold	3,219,273	$49,261,249	5,253,600	$81,130,876
Issued as reinvestment of dividends	1,305,388	16,945,408	659,456	10,055,595
Redeemed	(6,938,662)	(111,211,623)	(4,080,260)	(62,868,075)
Net increase (decrease)	(2,414,001)	$(45,004,966)	1,832,796	$28,318,396

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Small Company Value Fund Class Y
Sold	1,764,498	$27,849,288	6,021,113	$92,746,485
Issued as reinvestment of dividends	1,346,842	17,648,971	698,933	10,720,989
Redeemed	(6,487,288)	(102,579,390)	(2,281,469)	(35,275,183)
Net increase (decrease)	(3,375,948)	$(57,081,131)	4,438,577	$68,192,291
Small Company Value Fund Class S
Sold	7,357,989	$120,366,602	11,024,989	$173,853,170
Issued as reinvestment of dividends	3,151,000	41,385,986	1,171,855	18,040,979
Redeemed	(10,222,546)	(161,583,896)	(8,970,153)	(141,717,262)
Net increase (decrease)	286,443	$168,692	3,226,691	$50,176,887
Small Company Value Fund Class N
Sold	78,385	$1,235,052	62,296	$945,284
Issued as reinvestment of dividends	20,423	256,494	5,135	76,530
Redeemed	(58,817)	(907,113)	(63,388)	(967,396)
Net increase (decrease)	39,991	$584,433	4,043	$54,418
Small Cap Core Equity Fund Class A*
Sold	755,580	$7,652,419	79,503	$782,482
Issued as reinvestment of dividends	599	5,406	47	482
Redeemed	(266,382)	(2,757,944)	(2,917)	(29,295)
Net increase (decrease)	489,797	$4,899,881	76,633	$753,669
Small Cap Core Equity Fund Class L*
Sold	2,221,655	$22,845,490	256,062	$2,526,095
Issued as reinvestment of dividends	4,767	43,095	377	3,871
Redeemed	(263,516)	(2,612,565)	(9,030)	(86,425)
Net increase (decrease)	1,962,906	$20,276,020	247,409	$2,443,541
Small Cap Core Equity Fund Class Y*
Sold	121,721	$1,238,766	181,129	$1,769,707
Issued as reinvestment of dividends	127	1,148	269	2,774
Redeemed	(206,731)	(2,017,221)	(16,564)	(162,739)
Net increase (decrease)	(84,883)	$(777,307)	164,834	$1,609,742
Small Cap Core Equity Fund Class S*
Sold	1,500,403	$15,172,673	2,009,309	$20,440,025
Issued as reinvestment of dividends	9,096	82,319	2,073	21,326
Redeemed	(340,890)	(3,247,096)	(6,529)	(67,504)
Net increase (decrease)	1,168,609	$12,007,896	2,004,853	$20,393,847
Small Cap Core Equity Fund Class N*
Sold	52,580	$458,561	10,010	$100,100
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,553)	(101,082)	-	-
Net increase (decrease)	42,027	$357,479	10,010	$100,100
Mid Cap Growth Equity Fund Class A
Sold	573,884	$6,312,867	1,629,814	$17,188,740
Issued as reinvestment of dividends	-	-	4,895	50,416
Redeemed	(1,123,387)	(12,371,704)	(2,162,386)	(21,948,416)
Net increase (decrease)	(549,503)	$(6,058,837)	(527,677)	$(4,709,260)
Mid Cap Growth Equity Fund Class L
Sold	2,107,284	$23,558,152	1,303,412	$14,057,986
Issued as reinvestment of dividends	-	-	13,320	139,593
Redeemed	(1,952,029)	(21,848,175)	(2,348,248)	(24,169,115)
Net increase (decrease)	155,255	$1,709,977	(1,031,516)	$(9,971,536)
Mid Cap Growth Equity Fund Class Y
Sold	301,194	$3,416,575	1,007,178	$11,037,552
Issued as reinvestment of dividends	-	-	11,789	124,608
Redeemed	(1,627,009)	(18,769,498)	(1,301,607)	(13,616,961)
Net increase (decrease)	(1,325,815)	$(15,352,923)	(282,640)	$(2,454,801)

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Mid Cap Growth Equity Fund Class S
Sold	4,302,662	$49,291,906	5,560,405	$60,768,613
Issued as reinvestment of dividends	-	-	44,558	472,320
Redeemed	(3,363,247)	(38,063,961)	(6,180,566)	(65,334,142)
Net increase (decrease)	939,415	$11,227,945	(575,603)	$(4,093,209)
Mid Cap Growth Equity Fund Class N
Sold	6,325	$67,528	8,489	$86,835
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(307)	(3,357)	(1,585)	(16,373)
Net increase (decrease)	6,018	$64,171	6,904	$70,462
Mid Cap Growth Equity II Fund Class A
Sold	8,579,370	$131,554,982	9,861,471	$143,065,514
Issued as reinvestment of dividends	2,513,897	36,955,985	1,616,135	22,627,219
Redeemed	(6,769,903)	(103,001,876)	(10,778,817)	(155,280,632)
Net increase (decrease)	4,323,364	$65,509,091	698,789	$10,412,101
Mid Cap Growth Equity II Fund Class L
Sold	11,283,986	$175,481,937	15,278,507	$224,690,143
Issued as reinvestment of dividends	3,304,625	49,474,088	2,715,551	38,621,636
Redeemed	(15,385,620)	(238,669,388)	(16,244,135)	(239,015,404)
Net increase (decrease)	(797,009)	$(13,713,363)	1,749,923	$24,296,375
Mid Cap Growth Equity II Fund Class Y
Sold	5,090,040	$80,568,326	5,653,209	$85,210,078
Issued as reinvestment of dividends	1,364,628	20,650,863	893,128	12,838,903
Redeemed	(3,695,021)	(59,039,105)	(3,825,150)	(56,922,451)
Net increase (decrease)	2,759,647	$42,180,084	2,721,187	$41,126,530
Mid Cap Growth Equity II Fund Class S
Sold	13,006,305	$211,472,576	5,973,730	$89,431,385
Issued as reinvestment of dividends	2,378,102	36,172,526	1,171,211	16,913,240
Redeemed	(5,139,965)	(80,498,205)	(10,131,246)	(152,841,382)
Net increase (decrease)	10,244,442	$167,146,897	(2,986,305)	$(46,496,757)
Mid Cap Growth Equity II Fund Class N
Sold	106,237	$1,594,322	131,233	$1,848,485
Issued as reinvestment of dividends	23,888	345,695	13,578	187,256
Redeemed	(52,900)	(806,997)	(77,409)	(1,104,147)
Net increase (decrease)	77,225	$1,133,020	67,402	$931,594
Small Cap Growth Equity Fund Class A
Sold	1,972,095	$33,485,769	3,296,723	$54,467,470
Issued as reinvestment of dividends	568,468	9,032,136	473,560	7,543,806
Redeemed	(2,675,272)	(45,239,557)	(2,921,175)	(47,634,141)
Net increase (decrease)	(134,709)	$(2,721,652)	849,108	$14,377,135
Small Cap Growth Equity Fund Class L
Sold	2,884,318	$49,162,494	2,191,537	$36,890,961
Issued as reinvestment of dividends	540,232	8,763,887	373,515	6,062,153
Redeemed	(2,372,838)	(41,402,073)	(3,677,407)	(61,297,612)
Net increase (decrease)	1,051,712	$16,524,308	(1,112,355)	$(18,344,498)
Small Cap Growth Equity Fund Class Y
Sold	1,838,690	$32,015,928	4,376,755	$73,740,430
Issued as reinvestment of dividends	604,077	9,924,214	515,013	8,456,512
Redeemed	(3,262,524)	(57,442,820)	(2,719,595)	(45,386,611)
Net increase (decrease)	(819,757)	$(15,502,678)	2,172,173	$36,810,331
Small Cap Growth Equity Fund Class S
Sold	5,421,534	$97,042,628	6,369,754	$109,248,302
Issued as reinvestment of dividends	1,671,189	27,720,799	1,107,347	18,359,819
Redeemed	(3,889,375)	(68,377,392)	(8,177,262)	(138,309,152)
Net increase (decrease)	3,203,348	$56,386,035	(700,161)	$(10,701,031)

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class N
Sold	12,299	$205,671	12,585	$202,939
Issued as reinvestment of dividends	4,673	72,834	3,491	54,629
Redeemed	(10,019)	(169,363)	(12,951)	(211,725)
Net increase (decrease)	6,953	$109,142	3,125	$45,843
Small Company Growth Fund Class A
Sold	1,287,300	$14,202,335	3,341,080	$35,384,659
Issued as reinvestment of dividends	515,010	5,074,201	450,503	4,581,035
Redeemed	(3,396,013)	(35,859,029)	(3,564,793)	(36,824,501)
Net increase (decrease)	(1,593,703)	$(16,582,493)	226,790	$3,141,193
Small Company Growth Fund Class L
Sold	1,785,782	$19,034,568	2,360,646	$25,157,433
Issued as reinvestment of dividends	358,639	3,594,466	215,767	2,225,883
Redeemed	(1,447,953)	(16,329,239)	(2,520,749)	(26,441,565)
Net increase (decrease)	696,468	$6,299,795	55,664	$941,751
Small Company Growth Fund Class Y
Sold	321,504	$3,576,124	845,836	$9,212,161
Issued as reinvestment of dividends	93,969	947,881	124,520	1,295,426
Redeemed	(1,341,271)	(15,320,760)	(1,868,569)	(20,000,114)
Net increase (decrease)	(925,798)	$(10,796,755)	(898,213)	$(9,492,527)
Small Company Growth Fund Class S
Sold	2,336,679	$26,579,847	2,692,915	$29,484,859
Issued as reinvestment of dividends	379,811	3,839,007	163,666	1,713,217
Redeemed	(1,503,277)	(16,826,781)	(1,701,568)	(17,834,005)
Net increase (decrease)	1,213,213	$13,592,073	1,155,013	$13,364,071
Small Company Growth Fund Class N
Sold	9,801	$108,246	26,190	$281,109
Issued as reinvestment of dividends	2,480	24,117	4,211	42,005
Redeemed	(48,710)	(539,077)	(50,842)	(518,827)
Net increase (decrease)	(36,429)	$(406,714)	(20,441)	$(195,713)
Emerging Growth Fund Class A
Sold	895,504	$6,383,179	1,087,125	$6,707,674
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(841,235)	(5,610,105)	(1,426,372)	(8,498,950)
Net increase (decrease)	54,269	$773,074	(339,247)	$(1,791,276)
Emerging Growth Fund Class L
Sold	2,796,271	$19,016,775	2,965,454	$18,379,237
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,739,094)	(32,313,113)	(6,512,774)	(40,457,095)
Net increase (decrease)	(1,942,823)	$(13,296,338)	(3,547,320)	$(22,077,858)
Emerging Growth Fund Class Y
Sold	162,180	$1,273,490	336,613	$2,099,219
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(99,092)	(671,882)	(970,552)	(6,047,303)
Net increase (decrease)	63,088	$601,608	(633,939)	$(3,948,084)
Emerging Growth Fund Class S
Sold	1,483,705	$11,136,186	3,987,640	$24,991,893
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,708,667)	(19,086,918)	(3,156,178)	(19,499,085)
Net increase (decrease)	(1,224,962)	$(7,950,732)	831,462	$5,492,808
Emerging Growth Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	-	$-

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Diversified International Fund Class A***
Sold	34,727	$389,886	10,010	$100,100
Issued as reinvestment of dividends	974	10,219	-	-
Redeemed	(8,100)	(92,868)	-	-
Net increase (decrease)	27,601	$307,237	10,010	$100,100
Diversified International Fund Class L***
Sold	5,556,139	$56,500,550	10,010	$100,100
Issued as reinvestment of dividends	183,186	1,927,105	-	-
Redeemed	(1,133,147)	(12,229,669)	-	-
Net increase (decrease)	4,606,178	$46,197,986	10,010	$100,100
Diversified International Fund Class Y***
Sold	67,752	$754,684	10,010	$100,100
Issued as reinvestment of dividends	2,886	30,348	-	-
Redeemed	-	-	-	-
Net increase (decrease)	70,638	$785,032	10,010	$100,100
Diversified International Fund Class S***
Sold	9,743,411	$102,621,359	1,133,644	$11,344,510
Issued as reinvestment of dividends	398,630	4,194,543	30	548
Redeemed	(409,447)	(4,567,187)	-	-
Net increase (decrease)	9,732,594	$102,248,715	1,133,674	$11,345,058
Diversified International Fund Class N***
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	10,010	$100,100
Overseas Fund Class A
Sold	6,609,208	$88,463,939	11,803,013	$146,273,893
Issued as reinvestment of dividends	3,498,741	40,787,910	1,943,931	24,721,000
Redeemed	(10,454,724)	(137,442,398)	(8,453,687)	(105,425,589)
Net increase (decrease)	(346,775)	$(8,190,549)	5,293,257	$65,569,304
Overseas Fund Class L
Sold	10,143,069	$134,686,882	12,336,284	$151,856,410
Issued as reinvestment of dividends	4,257,058	50,050,365	1,891,415	24,204,494
Redeemed	(7,667,242)	(101,871,287)	(11,344,115)	(143,629,654)
Net increase (decrease)	6,732,885	$82,865,960	2,883,584	$32,431,250
Overseas Fund Class Y
Sold	4,232,731	$56,586,161	8,426,065	$104,619,647
Issued as reinvestment of dividends	2,125,524	25,058,236	1,606,680	20,625,878
Redeemed	(11,262,662)	(154,005,852)	(2,669,500)	(33,552,931)
Net increase (decrease)	(4,904,407)	$(72,361,455)	7,363,245	$91,692,594
Overseas Fund Class S
Sold	16,211,702	$221,908,147	13,897,955	$174,043,851
Issued as reinvestment of dividends	6,562,437	77,619,855	2,998,481	38,553,935
Redeemed	(14,076,964)	(186,847,607)	(9,401,443)	(116,982,256)
Net increase (decrease)	8,697,175	$112,680,395	7,494,993	$95,615,530
Overseas Fund Class N
Sold	128,368	$1,732,870	69,051	$841,131
Issued as reinvestment of dividends	40,985	471,091	15,592	196,409
Redeemed	(84,726)	(1,132,912)	(46,340)	(552,278)
Net increase (decrease)	84,627	$1,071,049	38,303	$485,262
Destination Retirement Income Fund Class A
Sold	1,569,660	$16,339,911	2,487,800	$25,601,104
Issued as reinvestment of dividends	403,937	4,073,730	213,906	2,193,703
Redeemed	(1,746,839)	(18,206,199)	(1,607,348)	(16,550,160)
Net increase (decrease)	226,758	$2,207,442	1,094,358	$11,244,647

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Destination Retirement Income Fund Class L
Sold	2,342,597	$24,543,330	2,778,537	$28,845,873
Issued as reinvestment of dividends	693,791	7,029,036	427,570	4,402,893
Redeemed	(3,323,854)	(34,859,967)	(4,037,309)	(41,813,417)
Net increase (decrease)	(287,466)	$(3,287,601)	(831,202)	$(8,564,651)
Destination Retirement Income Fund Class Y
Sold	3,091,580	$32,490,839	2,662,426	$27,651,785
Issued as reinvestment of dividends	786,999	7,978,430	565,676	5,825,397
Redeemed	(6,696,134)	(71,087,764)	(1,300,672)	(13,473,386)
Net increase (decrease)	(2,817,555)	$(30,618,495)	1,927,430	$20,003,796
Destination Retirement Income Fund Class S
Sold	748,039	$7,871,587	893,169	$9,240,597
Issued as reinvestment of dividends	87,033	881,514	35,213	362,597
Redeemed	(629,728)	(6,611,020)	(509,134)	(5,245,533)
Net increase (decrease)	205,344	$2,142,081	419,248	$4,357,661
Destination Retirement Income Fund Class N
Sold	1,544	$16,190	1,943	$19,800
Issued as reinvestment of dividends	174	1,760	75	772
Redeemed	(1,059)	(11,120)	(455)	(4,772)
Net increase (decrease)	659	$6,830	1,563	$15,800
Destination Retirement 2010 Fund Class A
Sold	3,385,336	$37,339,097	3,343,813	$35,854,891
Issued as reinvestment of dividends	441,842	4,750,471	210,404	2,266,373
Redeemed	(2,026,287)	(22,320,711)	(1,383,257)	(14,868,899)
Net increase (decrease)	1,800,891	$19,768,857	2,170,960	$23,252,365
Destination Retirement 2010 Fund Class L
Sold	2,614,880	$29,116,150	2,092,093	$22,660,053
Issued as reinvestment of dividends	365,889	3,952,159	185,633	2,008,417
Redeemed	(1,786,147)	(19,870,700)	(1,256,101)	(13,510,875)
Net increase (decrease)	1,194,622	$13,197,609	1,021,625	$11,157,595
Destination Retirement 2010 Fund Class Y
Sold	3,432,826	$38,422,925	3,822,651	$41,542,722
Issued as reinvestment of dividends	480,057	5,186,005	228,799	2,477,978
Redeemed	(1,846,491)	(20,613,397)	(1,561,398)	(16,976,586)
Net increase (decrease)	2,066,392	$22,995,533	2,490,052	$27,044,114
Destination Retirement 2010 Fund Class S
Sold	2,821,890	$31,486,908	1,436,820	$15,600,760
Issued as reinvestment of dividends	230,430	2,491,631	69,908	758,001
Redeemed	(1,134,251)	(12,635,808)	(991,171)	(10,638,822)
Net increase (decrease)	1,918,069	$21,342,731	515,557	$5,719,939
Destination Retirement 2010 Fund Class N
Sold	61,702	$683,994	10,791	$115,432
Issued as reinvestment of dividends	4,499	48,395	346	3,740
Redeemed	(8,514)	(95,154)	(705)	(7,568)
Net increase (decrease)	57,687	$637,235	10,432	$111,604
Destination Retirement 2020 Fund Class A
Sold	6,068,638	$69,757,436	7,509,092	$83,298,361
Issued as reinvestment of dividends	1,369,712	15,022,078	583,471	6,498,616
Redeemed	(4,188,649)	(48,128,135)	(3,399,372)	(37,750,152)
Net increase (decrease)	3,249,701	$36,651,379	4,693,191	$52,046,825
Destination Retirement 2020 Fund Class L
Sold	5,316,382	$61,753,427	7,852,565	$87,765,918
Issued as reinvestment of dividends	2,205,143	24,337,392	1,174,305	13,147,669
Redeemed	(7,201,061)	(83,387,202)	(6,384,716)	(71,280,860)
Net increase (decrease)	320,464	$2,703,617	2,642,154	$29,632,727

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Destination Retirement 2020 Fund Class Y
Sold	5,019,786	$58,336,323	4,999,467	$56,022,275
Issued as reinvestment of dividends	1,086,631	11,987,143	436,963	4,895,063
Redeemed	(2,961,725)	(34,239,315)	(2,050,403)	(23,004,008)
Net increase (decrease)	3,144,692	$36,084,151	3,386,027	$37,913,330
Destination Retirement 2020 Fund Class S
Sold	4,259,828	$49,567,537	3,698,072	$41,392,192
Issued as reinvestment of dividends	760,555	8,400,858	266,032	2,983,433
Redeemed	(2,169,779)	(25,022,130)	(1,307,917)	(14,593,466)
Net increase (decrease)	2,850,604	$32,946,265	2,656,187	$29,782,159
Destination Retirement 2020 Fund Class N
Sold	20,243	$234,540	7,139	$79,344
Issued as reinvestment of dividends	2,996	32,873	729	8,122
Redeemed	(3,479)	(39,892)	(2,090)	(22,966)
Net increase (decrease)	19,760	$227,521	5,778	$64,500
Destination Retirement 2030 Fund Class A
Sold	5,008,379	$62,479,651	5,699,913	$67,240,317
Issued as reinvestment of dividends	1,199,548	14,109,495	398,633	4,739,725
Redeemed	(3,101,886)	(38,383,422)	(2,242,622)	(26,450,199)
Net increase (decrease)	3,106,041	$38,205,724	3,855,924	$45,529,843
Destination Retirement 2030 Fund Class L
Sold	4,135,717	$51,900,649	5,950,843	$70,652,278
Issued as reinvestment of dividends	1,912,389	22,648,340	804,908	9,614,500
Redeemed	(4,670,723)	(58,893,758)	(4,965,560)	(58,971,805)
Net increase (decrease)	1,377,383	$15,655,231	1,790,191	$21,294,973
Destination Retirement 2030 Fund Class Y
Sold	3,621,044	$45,400,413	3,704,763	$44,330,836
Issued as reinvestment of dividends	742,440	8,786,728	243,872	2,920,632
Redeemed	(2,246,554)	(28,270,816)	(1,228,582)	(14,761,418)
Net increase (decrease)	2,116,930	$25,916,325	2,720,053	$32,490,050
Destination Retirement 2030 Fund Class S
Sold	3,225,599	$40,657,992	2,757,710	$32,874,418
Issued as reinvestment of dividends	581,643	6,892,709	145,742	1,746,264
Redeemed	(1,444,978)	(17,972,055)	(951,913)	(11,228,238)
Net increase (decrease)	2,362,264	$29,578,646	1,951,539	$23,392,444
Destination Retirement 2030 Fund Class N
Sold	11,141	$138,007	4,954	$58,912
Issued as reinvestment of dividends	1,521	17,910	260	3,100
Redeemed	(1,791)	(22,634)	(1,930)	(22,743)
Net increase (decrease)	10,871	$133,283	3,284	$39,269
Destination Retirement 2040 Fund Class A
Sold	2,746,997	$35,274,581	2,660,814	$32,348,078
Issued as reinvestment of dividends	580,825	6,997,570	191,643	2,342,162
Redeemed	(1,539,662)	(19,556,247)	(1,350,830)	(16,310,822)
Net increase (decrease)	1,788,160	$22,715,904	1,501,627	$18,379,418
Destination Retirement 2040 Fund Class L
Sold	2,929,964	$38,014,485	4,639,907	$56,854,306
Issued as reinvestment of dividends	1,314,188	15,939,923	600,257	7,365,263
Redeemed	(3,017,516)	(39,209,695)	(3,502,908)	(42,745,624)
Net increase (decrease)	1,226,636	$14,744,713	1,737,256	$21,473,945
Destination Retirement 2040 Fund Class Y
Sold	2,088,789	$26,948,114	2,464,622	$30,092,449
Issued as reinvestment of dividends	392,388	4,758,934	133,246	1,638,488
Redeemed	(1,013,107)	(13,154,428)	(786,011)	(9,612,962)
Net increase (decrease)	1,468,070	$18,552,620	1,811,857	$22,117,975

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Destination Retirement 2040 Fund Class S
Sold	2,129,157	$27,739,561	1,588,090	$19,470,179
Issued as reinvestment of dividends	389,443	4,729,189	113,296	1,394,518
Redeemed	(1,039,361)	(13,282,072)	(1,765,304)	(21,179,453)
Net increase (decrease)	1,479,239	$19,186,678	(63,918)	$(314,756)
Destination Retirement 2040 Fund Class N
Sold	5,014	$64,364	4,425	$54,437
Issued as reinvestment of dividends	893	10,784	244	2,982
Redeemed	(1,921)	(24,293)	(1,520)	(18,259)
Net increase (decrease)	3,986	$50,855	3,149	$39,160
Destination Retirement 2050 Fund Class A#
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Destination Retirement 2050 Fund Class L#
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Destination Retirement 2050 Fund Class Y#
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Destination Retirement 2050 Fund Class S#
Sold	960,010	$9,600,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	960,010	$9,600,100	-	$-
Destination Retirement 2050 Fund Class N#
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-

*  Fund commenced operations on March 31, 2006.

**  Fund commenced operations on August 29, 2006.

***  Fund commenced operations on December 14, 2006.

#  Fund commenced operations on December 17, 2007.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges during the year ended December 31, 2007 were waived for any redemptions or exchanges subject to such a charge.

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$387,689,171	$5,329,065	$(5,361,791)	$(32,726)
Strategic Balanced Fund	206,226,843	24,103,989	(7,014,552)	17,089,437
Diversified Value Fund	642,999,088	105,859,387	(59,428,030)	46,431,357
Fundamental Value Fund	1,093,898,309	244,678,968	(37,942,628)	206,736,340
Value Equity Fund	90,754,191	5,473,007	(4,480,234)	992,773
Large Cap Value Fund	1,085,142,395	434,675,309	(43,666,198)	391,009,111
Indexed Equity Fund	1,969,080,715	635,718,906	(186,891,180)	448,827,726
Core Opportunities Fund	57,155,774	3,777,513	(2,915,603)	861,910
Blue Chip Growth Fund	771,069,740	115,464,277	(24,993,917)	90,470,360
Diversified Growth Fund	101,251,651	606,117	(1,148,452)	(542,335)
Large Cap Growth Fund	44,230,994	7,620,087	(1,630,777)	5,989,310
Aggressive Growth Fund	530,103,263	136,237,275	(30,258,204)	105,979,071
NASDAQ-100 Fund	51,349,608	15,352,441	(2,994,928)	12,357,513
Focused Value Fund	834,784,342	143,350,821	(52,897,654)	90,453,167
Mid-Cap Value Fund	278,745,218	3,295,741	(36,809,154)	(33,513,413)
Small Cap Value Equity Fund	213,896,809	8,003,007	(27,821,442)	(19,818,435)
Small Company Value Fund	666,892,140	101,863,456	(68,219,251)	33,644,205
Small Cap Core Equity Fund	73,625,828	3,331,356	(7,668,093)	(4,336,737)
Mid Cap Growth Equity Fund	175,391,438	12,252,863	(3,156,479)	9,096,384
Mid Cap Growth Equity II Fund	1,506,177,087	368,332,033	(80,504,116)	287,827,917
Small Cap Growth Equity Fund	774,864,850	160,753,967	(27,334,785)	133,419,182
Small Company Growth Fund	182,519,328	20,026,077	(13,279,940)	6,746,137
Emerging Growth Fund	128,557,175	13,986,086	(4,361,276)	9,624,810
Diversified International Fund	163,852,530	17,643,808	(12,667,616)	4,976,192
Overseas Fund	1,189,517,212	151,912,204	(54,068,398)	97,843,806
Destination Retirement Income Fund	256,197,163	761,501	(10,322,336)	(9,560,835)
Destination Retirement 2010 Fund	259,295,219	1,533,717	(9,907,456)	(8,373,739)
Destination Retirement 2020 Fund	692,237,324	7,424,831	(27,465,887)	(20,041,056)
Destination Retirement 2030 Fund	528,297,284	11,290,054	(20,401,724)	(9,111,670)
Destination Retirement 2040 Fund	305,627,411	6,980,651	(12,483,235)	(5,502,584)
Destination Retirement 2050 Fund	10,050,876	37,207	(45,689)	(8,482)

At December 31, 2007, the following Funds had available, for federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015
Strategic Bond Fund	$-	$-	$-	$-	$630,808	$-	$972,839
Blue Chip Growth Fund	-	72,687,581	16,672,836	4,273,407	-	-	-
Aggressive Growth Fund	-	2,422,621	-	-	-	-	-
NASDAQ-100 Fund	-	-	12,913,039	7,702,832	-	-	-

Notes to Financial Statements (Continued)

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015
Small Cap Core Equity Fund	$-	$-	$-	$-	$-	$494,537	$1,534,865
Mid Cap Growth Equity Fund	9,347,676	35,977,324	976,172		-	-	-
Emerging Growth Fund	-	18,912,338	-	-	-	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Funds distinguish between distributions on a tax basis and financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Strategic Bond Fund	$13,799,718	$-	$-
Strategic Balanced Fund	6,686,412	9,612,317	-
Diversified Value Fund	15,598,241	21,406,784	-
Fundamental Value Fund	44,676,176	101,069,520	-
Value Equity Fund	7,537,170	3,858,506	-
Large Cap Value Fund	13,882,657	77,658,593	-
Indexed Equity Fund	36,975,669	137,171	-
Core Opportunities Fund	3,413,943	748,565	-
Blue Chip Growth Fund	1,127,104	-	-
Large Cap Growth Fund	156,160	3,170,511	57,772
Focused Value Fund	31,657,889	80,139,379	-
Mid-Cap Value Fund	13,945,932	16,532	-
Small Cap Value Equity Fund	3,554,825	132,164	-
Small Company Value Fund	18,265,588	80,791,407	-
Small Cap Core Equity Fund	153,530	-	14,839
Mid Cap Growth Equity II Fund	22,146,970	121,455,764
Small Cap Growth Equity Fund	6,287,617	49,149,645	92,808
Small Company Growth Fund	6,546,166	8,054,125	-
Diversified International Fund	6,607,966	389	-
Overseas Fund	29,611,723	164,380,674	-
Destination Retirement Income Fund	11,176,774	8,795,429	-
Destination Retirement 2010 Fund	10,027,929	6,407,817	-
Destination Retirement 2020 Fund	21,993,833	37,799,304	-
Destination Retirement 2030 Fund	13,288,540	39,178,779	-
Destination Retirement 2040 Fund	8,028,741	24,422,758	-

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Strategic Bond Fund	$9,053,907	$-	$-	$-
Strategic Balanced Fund	5,566,068	2,240,122	-	-
Diversified Value Fund	7,691,998	15,556,374	-	-
Fundamental Value Fund	25,168,210	87,731,488	-	-
Value Equity Fund	5,190,133	10,471,477	-	-
Large Cap Value Fund	9,827,424	-	-	-
Indexed Equity Fund	31,305,342	-	-	174,933
Core Opportunities Fund	106,850	183	-	-
Blue Chip Growth Fund	473,756	-	-	-
Large Cap Growth Fund	-	1,599,477	-	-
Focused Value Fund	19,675,951	78,006,944	-	-
Mid-Cap Value Fund	164,729	-	-	-
Small Cap Value Equity Fund	168,054	-	-	-
Small Company Value Fund	6,748,468	42,960,242	-	-
Small Cap Core Equity Fund	48,939	-	-	-
Mid Cap Growth Equity Fund	786,942	-	-	-
Mid Cap Growth Equity II Fund	8,549,416	82,641,736	-	-
Small Cap Growth Equity Fund	-	40,491,582	-	-
Small Company Growth Fund	-	10,593,632	-	-
Diversified International Fund	10,533	-	-	-
Overseas Fund	39,509,993	68,794,727	-	-
Destination Retirement Income Fund	9,100,427	3,689,364	-	-
Destination Retirement 2010 Fund	5,304,504	2,215,167	-	-
Destination Retirement 2020 Fund	13,715,560	13,822,444	-	-
Destination Retirement 2030 Fund	6,966,352	12,063,822	-	-
Destination Retirement 2040 Fund	2,755,008	9,995,730	-	-

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$48,716	$(1,603,647)	$1,395,889	$(1,387,835)
Strategic Balanced Fund	181,860	473,963	(71,160)	17,454,160
Diversified Value Fund	659,005	465,616	(23,078)	46,431,357
Fundamental Value Fund	4,374,764	8,743,965	(63,495)	206,736,340
Value Equity Fund	634,698	168,295	(6,818)	992,773
Large Cap Value Fund	-	12,466,889	(87,876)	391,011,614
Indexed Equity Fund	-	7,241,544	(287,333)	448,980,330
Core Opportunities Fund	861,552	-	(30,680)	861,910
Blue Chip Growth Fund	101,111	(93,633,824)	(30,892)	90,472,735
Diversified Growth Fund	28,595	-	-	(554,474)
Large Cap Growth Fund	-	-	(121,496)	5,989,310
Aggressive Growth Fund	-	(2,422,621)	(34,184)	105,979,071
NASDAQ-100 Fund	-	(20,615,871)	(266,332)	12,362,544
Focused Value Fund	191,726	24,664,296	(56,331)	94,571,167
Mid-Cap Value Fund	459,757	6,908	(1,437,438)	(33,513,413)
Small Cap Value Equity Fund	49,413	-	(2,663,061)	(19,775,084)
Small Company Value Fund	-	6,175,696	(36,115)	33,644,205
Small Cap Core Equity Fund	-	(2,029,402)	(351,265)	(4,334,829)
Mid Cap Growth Equity Fund	-	(46,301,172)	(14,844)	9,096,384
Mid Cap Growth Equity II Fund	1,134,255	31,359,011	(72,296)	287,829,602
Small Cap Growth Equity Fund	-	-	(395,006)	133,423,970
Small Company Growth Fund	5,942	644,072	(9,768)	6,746,137

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Emerging Growth Fund	$-	$(18,912,338)	$(9,406)	$9,624,810
Diversified International Fund	-	-	(2,364,958)	4,974,612
Overseas Fund	8,417,988	21,936,071	(751,575)	98,577,377
Destination Retirement Income Fund	1,301,403	3,820,440	(13,118)	(9,560,835)
Destination Retirement 2010 Fund	661,594	4,594,925	(6,611)	(8,373,739)
Destination Retirement 2020 Fund	3,446,535	17,423,790	(25,935)	(20,041,056)
Destination Retirement 2030 Fund	3,247,158	18,905,090	(19,138)	(9,111,670)
Destination Retirement 2040 Fund	2,100,949	11,288,976	(10,976)	(5,502,584)
Destination Retirement 2050 Fund	49,911	-	-	(8,482)

The following Funds have elected to pass through foreign tax credit for the year ended December 31, 2007.

Amount
Diversified International Fund	$343,416
Overseas Fund	2,829,046

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gains dividend for the year ended December 31, 2007:

Long Term Capital Dividend
Strategic Balanced Fund	$9,612,317
Diversified Value Fund	21,406,784
Fundamental Value Fund	101,069,520
Value Equity Fund	3,858,506
Large Cap Value Fund	77,658,593
Indexed Equity Fund	137,171
Core Opportunities Fund	748,565
Large Cap Growth Fund	3,170,511
Focused Value Fund	80,139,379
Mid-Cap Value Fund	16,532
Small Cap Value Equity Fund	132,164
Small Company Value Fund	80,791,407
Mid Cap Growth Equity II Fund	121,455,764
Small Cap Growth Equity Fund	49,149,645
Small Company Growth Fund	8,054,125
Diversified International Fund	389
Overseas Fund	164,380,674
Destination Retirement Income Fund	8,795,429
Destination Retirement 2010 Fund	6,407,817
Destination Retirement 2020 Fund	37,799,304
Destination Retirement 2030 Fund	39,178,779
Destination Retirement 2040 Fund	24,422,758

Notes to Financial Statements (Continued)

The following Funds have elected to defer to January 1, 2008, post-October capital losses:

Amount
Strategic Bond Fund	$311,603
Core Opportunities Fund	29,527
Large Cap Growth Fund	118,796
Mid-Cap Value Fund	1,433,666
Small Cap Value Equity Fund	2,616,980
Small Cap Core Equity Fund	348,230
Small Cap Growth Equity Fund	351,947

The following Funds have elected to defer to January 1, 2008, post-October currency losses:

Amount
Mid Cap Growth Equity Fund	$1,510
Small Cap Growth Equity Fund	2,047

During the year ended December 31, 2007 the Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") with the impact of such adoption being recognized on June 29, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability required for the recognition for unrecognized tax benefits during the year, nor were there any such liabilities to be recorded to the beginning net asset value of the Funds.

To the extent required, the Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006, respectively.

7.  Investment in Affiliated Issuers
   A summary of the Funds' transactions in the securities of these issuers during the year ended December 31, 2007, was as follows:

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement Income Fund
Aggressive Growth Fund, Class S	6,699	680,459	315,649	371,509	$2,749,167	$-	$-
Blue Chip Growth Fund, Class S	5,486	317,144	153,177	169,453	1,886,015	7,558	-
Capital Appreciation Fund, Class S*	3,023	306,199	157,543	151,679	1,903,571	3,298	62,175
Core Bond Fund, Class S*	4,760,583	631,096	1,700,764	3,690,915	39,492,788	2,158,061	-
Diversified Bond Fund, Class S*	4,077,910	581,464	2,088,787	2,570,587	27,042,574	1,447,173	104,993
Diversified Growth Fund, Class S	-	407,555	-	407,555	4,075,547	-	-
Diversified International Fund, Class S	12,328	539,614	123,406	428,536	4,499,631	97,949	87,994
Diversified Value Fund, Class S	14,227	311,584	61,478	264,333	3,195,780	67,301	121,917
Emerging Growth Fund, Class S	110,612	45,653	69,940	86,325	656,933	-	-

Notes to Financial Statements (Continued)

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement Income Fund (continued)
Enhanced Index Growth Fund, Class S*	100,308	1,014,394	342,266	772,436	$7,793,876	$54,498	$335,666
Enhanced Index Value Fund, Class S*	32,919	947,244	77,703	902,460	11,325,873	189,703	473,379
Focused Value Fund, Class S	305,496	203,479	61,334	447,641	7,439,800	52,784	896,047
Fundamental Value Fund, Class S	320,717	195,064	119,778	396,003	4,696,595	65,284	513,540
Growth Equity Fund, Class S**	1,904,616	4,944	1,909,560	-	-	192	-
Inflation-Protected Bond Fund, Class S*	5,363,954	722,041	2,215,305	3,870,690	39,984,228	2,113,645	-
International Equity Fund, Class S*	7,735	319,746	89,530	237,951	4,223,626	88,823	-
Large Cap Value Fund, Class S	948,976	77,984	892,756	134,204	1,696,338	20,944	91,936
Main Street Small Cap Fund, Class S*	365,392	200,620	138,430	427,582	4,429,754	31,061	83,751
Mid Cap Growth Equity Fund, Class S	105,138	53,090	32,977	125,251	1,470,443	-	-
Mid Cap Growth Equity II Fund, Class S	116,026	68,917	45,515	139,428	2,130,467	-	206,079
Mid-Cap Value Fund, Class S	247,522	150,421	25,952	371,991	3,626,917	28,646	219,317
Money Market Fund, Class S*	14,136,687	7,408,940	9,330,157	12,215,470	12,215,470	-	-
Overseas Fund, Class S	1,096,475	470,830	689,104	878,201	10,081,746	96,402	1,457,010
Short-Duration Bond Fund, Class S*	4,230,604	567,464	1,642,153	3,155,915	31,622,270	1,706,681	-
Small Cap Core Equity Fund, Class S	164,147	90,099	49,760	204,486	1,862,870	7,629	65,882
Small Cap Growth Equity Fund, Class S	42,307	23,322	20,913	44,716	752,117	-	-
Small Cap Value Equity Fund, Class S	129,696	62,380	14,731	177,345	1,661,718	27,594	13,410
Small Company Growth Fund, Class S	121,996	74,107	41,372	154,731	1,559,685	-	161,123
Small Company Value Fund, Class S	90,089	59,103	47,943	101,249	1,301,046	6,508	225,672
Strategic Income Fund, Class S*	774,442	363,518	110,353	1,027,607	10,717,940	573,802	94,253
Value Fund, Class S*	1,042	33,575	2,948	31,669	541,543	7,821	60,524
Totals					$246,636,328	$8,853,357	$5,274,668

Notes to Financial Statements (Continued)

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2010 Fund
Aggressive Growth Fund, Class S	6,775	751,279	38,684	719,370	$5,323,336	$-	$-
Blue Chip Growth Fund, Class S	5,896	638,278	218,154	426,020	4,741,603	4,463	-
Capital Appreciation Fund, Class S*	3,865	361,484	189,064	176,285	2,212,374	4,890	88,874
Core Bond Fund, Class S*	2,704,828	1,070,558	1,049,088	2,726,298	29,171,392	1,634,613	-
Diversified Bond Fund, Class S*	2,250,923	969,550	980,260	2,240,213	23,567,045	1,293,257	94,401
Diversified Growth Fund, Class S	-	755,467	-	755,467	7,554,672	-	-
Diversified International Fund, Class S	8,798	732,555	28,489	712,864	7,485,075	159,310	141,424
Diversified Value Fund, Class S	5,532	325,717	12,300	318,949	3,856,094	79,716	134,115
Emerging Growth Fund, Class S	70,038	53,506	7,461	116,083	883,390	-	-
Enhanced Index Growth Fund, Class S*	232,199	1,979,912	561,938	1,650,173	16,650,241	108,708	664,914
Enhanced Index Value Fund, Class S*	429,784	1,391,210	81,775	1,739,219	21,827,203	278,305	611,924
Focused Value Fund, Class S	193,427	251,232	18,541	426,118	7,082,089	49,319	806,276
Fundamental Value Fund, Class S	405,160	286,699	174,464	517,395	6,136,303	83,750	592,102
Growth Equity Fund, Class S**	1,865,773	3,273	1,869,046	-	-	28,181	-
Inflation-Protected Bond Fund, Class S*	2,678,016	1,150,434	1,160,219	2,668,231	27,562,824	1,494,045	-
International Equity Fund, Class S*	5,523	386,068	14,949	376,642	6,685,402	137,954	-
Large Cap Value Fund, Class S	542,758	171,272	405,728	308,302	3,896,938	47,238	204,160
Main Street Small Cap Fund, Class S*	230,645	295,203	24,142	501,706	5,197,675	35,785	95,238
Mid Cap Growth Equity Fund, Class S	133,383	128,669	12,709	249,343	2,927,292	-	-
Mid Cap Growth Equity II Fund, Class S	145,132	167,391	13,524	298,999	4,568,706	-	400,265
Mid-Cap Value Fund, Class S	313,872	439,318	30,325	722,865	7,047,935	54,628	410,498
Money Market Fund, Class S*	8,940,430	2,643,358	4,436,614	7,147,174	7,147,174	-	-
Overseas Fund, Class S	972,181	783,523	477,366	1,278,338	14,675,322	137,713	1,947,326
Short-Duration Bond Fund, Class S*	1,962,087	795,026	814,280	1,942,833	19,467,184	1,077,242	-
Small Cap Core Equity Fund, Class S	103,607	139,203	11,531	231,279	2,106,952	8,468	71,428
Small Cap Growth Equity Fund, Class S	26,786	34,189	2,774	58,201	978,949	-	-

Notes to Financial Statements (Continued)

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2010 Fund (continued)
Small Cap Value Equity Fund, Class S	82,284	134,136	7,889	208,531	$1,953,932	$31,851	$12,915
Small Company Growth Fund, Class S	68,951	118,516	8,106	179,361	1,807,956	-	163,294
Small Company Value Fund, Class S	57,154	72,913	5,908	124,159	1,595,443	7,834	237,175
Strategic Income Fund, Class S*	449,445	444,319	315,909	577,855	6,027,025	331,065	54,719
Value Fund, Class S*	259	47,812	2,226	45,845	783,954	11,115	84,920
Totals					$250,921,480	$7,099,450	$6,815,968
Destination Retirement 2020 Fund
Aggressive Growth Fund, Class S	5,838,120	864,868	3,097,825	3,605,163	$26,678,207	$-	$-
Blue Chip Growth Fund, Class S	56,343	2,882,864	1,534,704	1,404,503	15,632,113	6,415	-
Capital Appreciation Fund, Class S*	31,609	1,858,477	677,215	1,212,871	15,221,533	26,446	494,386
Core Bond Fund, Class S*	6,947,794	962,159	3,501,079	4,408,874	47,174,950	2,640,890	-
Diversified Bond Fund, Class S*	5,739,653	789,979	2,948,899	3,580,733	37,669,315	2,065,086	151,534
Diversified Growth Fund, Class S	-	2,753,479	-	2,753,479	27,534,791	-	-
Diversified International Fund, Class S	52,160	2,609,866	89,385	2,572,641	27,012,731	583,511	521,998
Diversified Value Fund, Class S	32,200	1,664,843	58,613	1,638,430	19,808,622	415,182	716,088
Emerging Growth Fund, Class S	232,691	137,875	17,523	353,043	2,686,658	-	-
Enhanced Index Growth Fund, Class S*	242,366	6,287,021	2,025,402	4,503,985	45,445,212	323,259	1,984,658
Enhanced Index Value Fund, Class S*	1,402,073	2,850,011	193,173	4,058,911	50,939,327	743,522	1,748,013
Focused Value Fund, Class S	636,712	433,395	40,887	1,029,220	17,105,628	120,785	2,007,775
Fundamental Value Fund, Class S	2,685,028	1,000,411	896,800	2,788,639	33,073,257	457,603	3,361,676
Growth Equity Fund, Class S**	5,210,768	12,627	5,223,395	-	-	108,715	-
Inflation-Protected Bond Fund, Class S*	7,710,542	1,147,873	4,415,093	4,443,322	45,899,513	2,485,197	-
International Equity Fund, Class S*	747,718	819,446	55,092	1,512,072	26,839,277	561,190	-
Large Cap Value Fund, Class S	2,830,342	653,759	1,825,969	1,658,132	20,958,786	257,568	1,122,730
Main Street Small Cap Fund, Class S*	1,539,710	1,016,125	100,923	2,454,912	25,432,885	177,348	475,920
Mid Cap Growth Equity Fund, Class S	820,145	532,156	56,950	1,295,351	15,207,425	-	-

Notes to Financial Statements (Continued)

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2020 Fund (continued)
Mid Cap Growth Equity II Fund, Class S	967,058	648,652	60,529	1,555,181	$23,763,172	$-	$2,150,485
Mid-Cap Value Fund, Class S	2,080,191	1,324,641	136,472	3,268,360	31,866,509	250,477	1,901,557
Overseas Fund, Class S	4,090,883	2,266,532	1,532,663	4,824,752	55,388,151	527,078	7,640,967
Short-Duration Bond Fund, Class S*	3,555,454	486,736	1,967,313	2,074,877	20,790,265	1,148,700	-
Small Cap Core Equity Fund, Class S	689,626	452,259	48,715	1,093,170	9,958,779	40,574	199,682
Small Cap Growth Equity Fund, Class S	88,994	70,577	6,139	153,432	2,580,719	-	-
Small Cap Value Equity Fund, Class S	272,831	201,057	18,840	455,048	4,263,803	70,472	30,836
Small Company Growth Fund, Class S	278,558	222,010	17,806	482,762	4,866,241	-	458,824
Small Company Value Fund, Class S	189,508	140,141	14,705	314,944	4,047,033	20,150	633,390
Strategic Income Fund, Class S*	1,355,995	309,798	694,542	971,251	10,130,147	555,763	92,340
Value Fund, Class S*	9,770	247,049	9,964	246,855	4,221,219	60,624	466,985
Totals					$672,196,268	$13,646,555	$26,159,844
Destination Retirement 2030 Fund
Aggressive Growth Fund, Class S	6,746,680	1,098,464	3,300,405	4,544,739	$33,631,068	$-	$-
Blue Chip Growth Fund, Class S	116,938	4,247,065	1,821,847	2,542,156	28,294,198	25,625	-
Capital Appreciation Fund, Class S*	64,706	1,989,526	722,460	1,331,772	16,713,735	28,622	535,723
Core Bond Fund, Class S*	1,811,305	227,923	1,069,207	970,021	10,379,225	567,207	-
Diversified Bond Fund, Class S*	2,059,040	234,167	1,300,535	992,672	10,442,913	558,881	40,329
Diversified Growth Fund, Class S	-	2,823,062	-	2,823,062	28,230,616	-	-
Diversified International Fund, Class S	55,905	2,529,068	78,802	2,506,171	26,314,791	571,381	511,465
Diversified Value Fund, Class S	64,810	2,059,176	56,166	2,067,820	24,999,948	526,413	914,685
Emerging Growth Fund, Class S	3,074,193	110,063	857,513	2,326,743	17,706,517	-	-
Enhanced Index Growth Fund, Class S*	319,181	4,269,013	2,055,474	2,532,720	25,555,142	227,555	1,395,164
Enhanced Index Value Fund, Class S*	1,270,794	1,034,046	91,460	2,213,380	27,777,917	439,082	1,068,967
Focused Value Fund, Class S	467,836	239,582	21,607	685,811	11,398,180	80,856	1,352,574
Fundamental Value Fund, Class S	3,275,906	1,265,688	969,384	3,572,210	42,366,411	588,828	4,392,654

Notes to Financial Statements (Continued)

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2030 Fund (continued)
Growth Equity Fund, Class S**	5,624,451	19,754	5,644,205	-	$-	$170,078	$-
Inflation-Protected Bond Fund, Class S*	3,492,869	483,220	2,374,308	1,601,781	16,546,394	874,732	-
International Equity Fund, Class S*	858,843	722,675	77,399	1,504,119	26,698,105	561,372	-
Large Cap Value Fund, Class S	2,922,090	682,277	1,494,937	2,109,430	26,663,199	329,159	1,436,398
Main Street Small Cap Fund, Class S*	1,418,940	562,135	230,010	1,751,065	18,141,028	126,228	338,437
Mid Cap Growth Equity Fund, Class S	42,820	327,011	54,622	315,209	3,700,555	-	-
Mid Cap Growth Equity II Fund, Class S	890,481	375,612	116,064	1,150,029	17,572,442	-	1,628,604
Mid-Cap Value Fund, Class S	1,535,583	651,719	81,660	2,105,642	20,530,009	162,129	1,233,395
Overseas Fund, Class S	4,309,091	1,746,802	1,591,494	4,464,399	51,251,300	490,001	7,169,352
Short Duration Bond Fund, Class S*	437,455	64,872	294,789	207,538	2,079,527	112,253	-
Small Cap Core Equity Fund, Class S	19,645	395,332	109,684	305,293	2,781,223	11,964	142,171
Small Cap Growth Equity Fund, Class S	3,426	122,689	14,470	111,645	1,877,875	-	-
Small Cap Value Equity Fund, Class S	15,739	657,612	27,373	645,978	6,052,814	100,495	44,483
Small Company Growth Fund, Class S	14,749	303,617	22,374	295,992	2,983,596	-	287,911
Small Company Value Fund, Class S	856,560	205,477	443,963	618,074	7,942,256	39,723	1,278,004
Strategic Income Fund, Class S*	703,972	389,470	583,456	509,986	5,319,156	284,823	46,497
Value Fund, Class S*	5,058	314,217	13,107	306,168	5,235,474	75,598	582,542
Totals					$519,185,614	$6,953,005	$24,399,355
Destination Retirement 2040 Fund
Aggressive Growth Fund, Class S	4,341,596	459,246	1,824,553	2,976,289	$22,024,542	$-	$-
Blue Chip Growth Fund, Class S	90,186	2,008,995	992,300	1,106,881	12,319,586	18,218	-
Capital Appreciation Fund, Class S*	44,114	1,236,943	546,066	734,991	9,224,134	16,433	308,135
Core Bond Fund, Class S*	138,880	350,840	184,812	304,908	3,262,513	178,564	-
Diversified Bond Fund, Class S*	140,784	355,634	187,346	309,072	3,251,437	174,278	12,607
Diversified Growth Fund, Class S	-	1,709,742	-	1,709,742	17,097,416	-	-
Diversified International Fund, Class S	44,473	1,526,913	89,367	1,482,019	15,561,203	338,866	303,169

Notes to Financial Statements (Continued)

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2040 Fund (continued)
Diversified Value Fund, Class S	58,705	1,368,233	51,119	1,375,819	$16,633,656	$351,078	$611,849
Emerging Growth Fund, Class S	2,017,516	-	800,692	1,216,824	9,260,030	-	-
Enhanced Index Growth Fund, Class S*	575,855	2,296,545	1,276,355	1,596,045	16,104,094	140,926	865,159
Enhanced Index Value Fund, Class S*	1,013,644	420,054	71,109	1,362,589	17,100,489	278,423	686,094
Focused Value Fund, Class S	257,885	107,903	18,901	346,887	5,765,254	40,995	687,920
Fundamental Value Fund, Class S	2,219,302	680,300	582,932	2,316,670	27,475,708	382,762	2,890,113
Growth Equity Fund, Class S**	3,567,925	7,039	3,574,964	-	-	60,603	-
Inflation-Protected Bond Fund, Class S*	241,771	577,506	310,613	508,664	5,254,497	278,211	-
International Equity Fund, Class S*	624,917	434,350	155,836	903,431	16,035,892	337,838	-
Large Cap Value Fund, Class S	2,007,098	384,175	1,000,444	1,390,829	17,580,077	217,539	949,281
Main Street Small Cap Fund, Class S*	784,975	222,336	191,555	815,756	8,451,230	59,362	159,559
Mid Cap Growth Equity Fund, Class S	32,517	183,815	53,877	162,455	1,907,218	-	-
Mid Cap Growth Equity II Fund, Class S	490,952	157,202	92,181	555,973	8,495,263	-	801,216
Mid-Cap Value Fund, Class S	1,064,651	366,926	61,330	1,370,247	13,359,904	105,759	804,768
Overseas Fund, Class S	2,753,022	944,656	988,259	2,709,419	31,104,130	298,094	4,381,128
Small Cap Core Equity Fund, Class S	14,272	216,559	67,479	163,352	1,488,135	6,105	88,553
Small Cap Growth Equity Fund, Class S	5,270	83,614	23,972	64,912	1,091,824	-	-
Small Cap Value Equity Fund, Class S	15,268	508,321	18,065	505,524	4,736,762	78,834	35,346
Small Company Growth Fund, Class S	13,842	211,504	62,083	163,263	1,645,688	-	170,577
Small Company Value Fund, Class S	660,012	122,985	322,784	460,213	5,913,742	29,649	958,929
Strategic Income Fund, Class S*	193,045	482,343	252,982	422,406	4,405,699	236,244	38,691
Value Fund, Class S*	4,287	215,778	11,018	209,047	3,574,704	51,712	398,974
Totals					$300,124,827	$3,680,493	$15,152,068

Notes to Financial Statements (Continued)

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2050 Fund
Aggressive Growth Fund, Class S	-	116,269	-	116,269	$860,393	$-	$-
Capital Appreciation Fund, Class S*	-	69,118	-	69,118	867,429	980	-
Core Bond Fund, Class S*	-	9,553	-	9,553	102,214	5,579	-
Diversified Bond Fund, Class S*	-	9,715	-	9,715	102,201	5,463	-
Diversified International Fund, Class S	-	50,003	-	50,003	525,027	-	-
Diversified Value Fund, Class S	-	45,901	-	45,901	554,946	-	-
Enhanced Index Growth Fund, Class S*	-	85,577	-	85,577	863,471	4,313	-
Enhanced Index Value Fund, Class S*	-	44,898	-	44,898	563,470	2,740	-
Focused Value Fund, Class S	-	11,583	-	11,583	192,504	-	-
Fundamental Value Fund, Class S	-	76,190	-	76,190	903,617	-	-
Inflation-Protected Bond Fund, Class S*	-	15,854	-	15,854	163,773	8,648	-
International Equity Fund, Class S*	-	30,998	-	30,998	550,214	11,558	-
Large Cap Value Fund, Class S	-	46,211	-	46,211	584,112	-	-
Main Street Small Cap Fund, Class S*	-	27,542	-	27,542	285,340	1,999	-
Mid Cap Growth Equity Fund, Class S	-	5,436	-	5,436	63,818	-	-
Mid Cap Growth Equity II Fund, Class S	-	18,639	-	18,639	284,810	-	-
Mid-Cap Value Fund, Class S	-	46,431	-	46,431	452,701	-	-
Overseas Fund, Class S	-	90,310	-	90,310	1,036,762	-	-
Small Cap Core Equity Fund, Class S	-	5,415	-	5,415	49,327	-	-
Small Cap Growth Equity Fund, Class S	-	21,101	-	21,101	354,926	-	-
Small Cap Value Equity Fund, Class S	-	17,373	-	17,373	162,788	-	-
Small Company Growth Fund, Class S	-	6,079	-	6,079	61,280	-	-

Notes to Financial Statements (Continued)

	Number of shares held beginning of period	Purchases	Sales	Number of shares held end of period	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2050 Fund (continued)
Small Company Value Fund, Class S	-	15,665	-	15,665	$201,299	$-	$-
Strategic Income Fund, Class S*	-	13,265	-	13,265	138,351	7,399	-
Value Fund, Class S*	-	6,878	-	6,878	117,621	1,697	-
Totals					$10,042,394	$50,376	$-

  *  Mass Mutual Premier Funds

  **  The Fund was acquired by the Blue Chip Growth Fund effective prior to the opening of business on December 3, 2007.

8.  Indemnifications
   Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.  New Accounting Pronouncements
   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

10.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

11.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

12.  Trustees' Approval of Investment Advisory Contracts (Unaudited)
   At a meeting held on May 9, 2007, the Board of Trustees of the Trust (the "Board"), including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or Sub-Advisers (the "Independent Trustees") approved the amended Sub-Advisory Agreement ("Amended Sub-Advisory Agreement") with T. Rowe Price Associates, Inc. ("T. Rowe Price") for the Blue Chip Growth Fund. Under the Amended Sub-Advisory Agreement, a modification would be made to the investment sub-advisory fee, whereby the investment sub-advisory fee would decrease.

Notes to Financial Statements (Continued)

In approving the Amended Sub-Advisory Agreement, the Board discussed with Management and considered a wide range of information about, among other things: (i) T. Rowe Price and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the Amended Sub-Advisory Agreement; (iii) the scope and quality of services provided by T. Rowe Price under the Amended Sub-Advisory Agreement; (iv) the fees payable to T. Rowe Price by the Adviser; and (v) T. Rowe Price's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to T. Rowe Price.

Based on the foregoing, the Board concluded that (i) the sub-advisory fee amount under the Amended Sub-Advisory Agreement was fair and reasonable; (ii) overall, the Board was satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, under the Amended Sub-Advisory Agreement; and (iii) the terms of the Amended Sub-Advisory Agreement are fair and reasonable with respect to the Fund and are in the best interest of the Fund's shareholders. After carefully considering the information summarized above, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Amended Sub-Advisory Agreement.

Prior to the votes being taken to approve the Amended Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Sub-Advisory Agreement took effect on November 28, 2007.

At a meeting held on November 6, 2007, the Board, including the Independent Trustees, approved the termination of the existing Sub-Advisory Agreement ("Prior Sub-Advisory Agreement") with Navellier & Associates, Inc. ("Navellier") for the Mid Cap Growth Equity Fund and voted to approve new Sub-Advisory Agreements ("New Sub-Advisory Agreements") with Wellington Management Company, LLP ("Wellington Management") and Turner Investment Partners, Inc. ("Turner").

After arriving at the decision to replace Navellier as sub-adviser of the Mid Cap Growth Equity Fund, the Board determined that it would be appropriate to maintain the more aggressive positioning of the Fund, providing the Fund's investors with a similar investment profile while also maintaining diversification of the overall investment platform. After careful consideration, the Board determined that it would be appropriate to hire two sub-advisers, and that Wellington Management and Turner would provide an improvement over the incumbent Navellier.

In approving the New Sub-Advisory Agreements, the Board discussed with Management and considered a wide range of information about, among other things: (i) each Sub-Adviser and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Sub-Advisory Agreements; (iii) the scope and quality of services that each Sub-Adviser will provide under the New Sub-Advisory Agreements; (iv) the historical investment performance track record of each Sub-Adviser; (v) the fees payable to each Sub-Adviser by the Adviser and the effect of such fees on the profitability to the Adviser; and (vi) each Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to each Sub-Adviser.

Based on the foregoing, the Board concluded that (i) the Adviser's level of profitability from its relationship to the Fund was not excessive and that the sub-advisory fee amounts under the New Sub-Advisory Agreements were fair and reasonable; (ii) overall, the Board was satisfied with the nature,

Notes to Financial Statements (Continued)

extent and quality of services expected to be provided under the New Sub-Advisory Agreements; and (iii) the terms of the New Sub-Advisory Agreements are fair and reasonable with respect to the Fund and are in the best interests of the Fund's shareholders. After carefully considering the information summarized above, the Board including the Independent Trustees voting separately, unanimously voted to approve the New Sub-Advisory Agreements.

Prior to the votes being taken to approve the New Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Advisory Agreements took effect on November 30, 2007.

At their meeting on November 6, 2007, the Board, including the Independent Trustees, also approved the Advisory Agreements for the Destination Retirement 2050 Fund and Diversified Growth Fund, and Sub-Advisory Agreements ("Sub-Advisory Agreements") with Wellington, T. Rowe Price, and Legg Mason Capital Management, Inc. ("Legg Mason") for the Diversified Growth Fund, subject to approval by the shareholders of the Advisory Agreements and Sub-Advisory Agreements. In preparation for the meeting, the Trustees requested, and the Adviser provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreements and Sub-Advisory Agreements. The Board also received, in advance of the meeting, memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Agreements, including identification of types of information relevant to such consideration.

In approving the Advisory Agreements, the Board considered the materials provided by the Adviser in advance of the Meeting and information discussed with Management at the Meeting relating to the adviser and the nature, scope and quality of services the Adviser would provide to the Funds. The Board examined the Adviser's ability to provide investment oversight, administrative and shareholder services to each Fund. The Board also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to each Fund and the needs of each Fund for administrative and shareholder services. Based on the above, the Board concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

The Board considered a number of factors relevant to the interests of the shareholders of the Funds. Such factors included: (i) the ability of the Adviser to monitor the operations and performance of the Sub-Advisers; (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds; (iv) the profitability of the Adviser; (v) possible economies of scale; and (vi) any conditions affecting the Adviser's future provision of high quality services to the Funds.

In approving the Sub-Advisory Agreements, the Board considered information about, among other things: (i) each Sub-Adviser and its personnel with responsibility for providing services to the Funds; (ii) the terms of the Sub-Advisory Agreements; (iii) the scope and quality of services to be provided to the Funds under the Sub-Advisory Agreements; (iv) the fees payable to each Sub-Adviser by the Adviser; and (v) each Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to each Sub-Adviser.

Notes to Financial Statements (Continued)

Based on the foregoing, the Board determined that (i) the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements for the Funds, (ii) the anticipated scope and quality of the services to be provided by the Adviser were satisfactory to merit the approval of the Advisory Agreements, (iii) the Adviser's projected levels of profitability from its relationship to the Funds were not excessive and that the advisory fees payable under the Advisory Agreements and the Fund's total expenses are fair and reasonable; (iv) the investment processes, research capabilities and philosophies of each Sub-Adviser were well suited to each Fund given its investment objectives and policies; and (v) the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements and Sub-Advisory Agreements.

Prior to the votes being taken to approve the Advisory Agreements and Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Advisory Agreements and Sub-Advisory Agreements became effective on December 17, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Select Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MassMutual Select Funds (the "Trust"), comprised of MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Diversified Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select NASDAQ-100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Small Cap Core Equity Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund, and MassMutual Select Destination Retirement 2050 Fund (collectively the "Funds"), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 26, 2008

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2007; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 72	Chairman and Trustee of the Trust	Since 1996	Retired.	55	Trustee (since 1999), MML Series Investment Fund (open-end investment company).

	Richard H. Ayers Age: 65	Trustee of the Trust	Since 1996	Retired.	55	Director, Applera Corporation; Trustee (since 1999); MML Series Investment Fund (open-end investment company).

	Allan W. Blair Age: 59	Trustee of the Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	55	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

	Mary E. Boland Age: 68	Trustee of the Trust	Since 1994	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	55	Trustee (since 1973), MML Series Investment Fund (open-end investment company).

	R. Alan Hunter, Jr. Age: 61	Trustee of the Trust	Since 2003	Retired.	55	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

	F. William Marshall, Jr. Age: 65	Trustee of the Trust	Since 1996	Consultant (since 1999).	94	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Robert E. Joyal Age: 62	Trustee of the Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) Executive Director (1999-2000), David L. Babson & Company Inc.	57	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 2003), Pemco Aviation Group, Inc.; Director (since 2006), Jefferies Group, inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

	Frederick C. Castellani Age: 61	Trustee and President of the Trust	Since 2001	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	87	Trustee (since 2001), Vice President (since 2006) MML Series Investment Fund (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006) MML Series II Investment Fund (open-end investment company); Vice Chairman, Trustee, and President (since 2006), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Nicholas H. Palmerino Age: 42	Chief Financial Officer and Treasurer of the Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series II Investment Fund (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kristin L. Fafard Age: 41	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2000-2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series II Investment Fund (open-end investment company).	87

Philip S. Wellman Age: 43	Vice President and Chief Compliance Officer of the Trust	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2005-2006), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series II Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	87

John E. Deitelbaum Age: 39	Vice President, Secretary and Chief Legal Officer of the Trust	Since 2006	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MML Series II Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MassMutual Premier Funds (open-end investment company).	87

Eric H. Wietsma Age: 41	Vice President of the Trust	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series II Investment Fund (open-end investment company); Vice President (since 2006), MassMutual Premier Funds (open-end investment company).	87

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 2007 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Strategic Bond Fund	0.15%
Strategic Balanced Fund	31.48%
Diversified Value Fund	75.63%
Fundamental Value Fund	55.38%
Value Equity Fund	24.60%
Large Cap Value Fund	100.00%
Indexed Equity Fund	100.00%
Core Opportunities Fund	19.97%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Focused Value Fund	30.62%
Mid-Cap Value Fund	18.54%
Small Cap Value Equity Fund	67.17%
Small Company Value Fund	48.65%
Small Cap Core Equity Fund	100.00%
Mid Cap Growth Equity II Fund	41.58%
Small Cap Growth Equity Fund	31.96%
Small Company Growth Fund	4.43%
Overseas Fund	0.06%
Destination Retirement Income Fund	7.68%
Destination Retirement 2010 Fund	12.38%
Destination Retirement 2020 Fund	20.82%
Destination Retirement 2030 Fund	31.53%
Destination Retirement 2040 Fund	34.19%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2007:

Fund Name	Qualified Dividend Income
Strategic Bond Fund	0.10%
Strategic Balanced Fund	40.67%
Diversified Value Fund	99.16%
Fundamental Value Fund	56.17%
Value Equity Fund	22.53%
Large Cap Value Fund	100.00%
Indexed Equity Fund	100.00%
Core Opportunities Fund	20.41%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Focused Value Fund	2.19%
Mid-Cap Value Fund	16.68%
Small Cap Value Equity Fund	34.55%
Small Company Value Fund	51.46%
Small Cap Core Equity Fund	100.00%
Mid Cap Growth Equity II Fund	45.72%
Small Cap Growth Equity Fund	38.01%
Small Company Growth Fund	4.47%
Diversified International Fund	33.48%
Overseas Fund	100.00%
Destination Retirement Income Fund	10.59%
Destination Retirement 2010 Fund	17.54%
Destination Retirement 2020 Fund	30.80%
Destination Retirement 2030 Fund	48.24%
Destination Retirement 2040 Fund	51.95%
Destination Retirement 2050 Fund	100.00%

Other Information (Unaudited)

Fund Expenses December 31, 2007

Expense Examples:	The following information is in regards to expenses for the six months ended December 31, 2007:
As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six months ended December 31, 2007.

Actual Expenses:	The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class A	$1,000	1.00%	$1,040.60	$5.14	$1,020.16	$5.09
Class L	1,000	0.75%	1,042.30	3.86	1,021.42	3.82
Class Y	1,000	0.69%	1,042.60	3.55	1,021.73	3.52
Class S	1,000	0.64%	1,042.10	3.29	1,021.98	3.26
Class N	1,000	1.31%	1,039.30	6.73	1,018.60	6.67
Strategic Balanced Fund
Class A	$1,000	1.25%	$986.60	$6.26	$1,018.90	$6.36
Class L	1,000	1.00%	987.90	5.01	1,020.16	5.09
Class Y	1,000	0.85%	988.80	4.26	1,020.92	4.33
Class S	1,000	0.80%	988.90	4.01	1,021.17	4.08
Class N	1,000	1.55%	985.10	7.76	1,017.39	7.88

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Value Fund
Class A	$1,000	1.09%	$916.30	$5.26	$1,019.71	$5.55
Class L	1,000	0.79%	918.10	3.82	1,021.22	4.02
Class Y	1,000	0.68%	918.30	3.29	1,021.78	3.47
Class S	1,000	0.58%	918.70	2.80	1,022.28	2.96
Class N	1,000	1.40%	916.00	6.76	1,018.15	7.12
Fundamental Value Fund
Class A	$1,000	1.24%	$995.80	$6.24	$1,018.95	$6.31
Class L	1,000	0.99%	997.20	4.98	1,020.21	5.04
Class Y	1,000	0.84%	998.10	4.23	1,020.97	4.28
Class S	1,000	0.80%	998.50	4.03	1,021.17	4.08
Class N	1,000	1.54%	994.50	7.74	1,017.44	7.83
Value Equity Fund
Class A	$1,000	1.33%	$961.90	$6.58	$1,018.50	$6.77
Class L	1,000	1.07%	962.50	5.29	1,019.81	5.45
Class Y	1,000	0.93%	963.60	4.60	1,020.52	4.74
Class S	1,000	0.87%	963.80	4.31	1,020.82	4.43
Class N	1,000	1.63%	960.60	8.06	1,016.99	8.29
Large Cap Value Fund
Class A	$1,000	1.26%	$974.40	$6.27	$1,018.85	$6.41
Class L	1,000	1.01%	975.70	5.03	1,020.11	5.14
Class Y	1,000	0.86%	976.50	4.28	1,020.87	4.38
Class S	1,000	0.77%	977.30	3.84	1,021.32	3.92
Class N	1,000	1.56%	973.90	7.76	1,017.34	7.93
Indexed Equity Fund
Class A	$1,000	0.65%	$983.30	$3.25	$1,021.93	$3.31
Class L	1,000	0.40%	984.40	2.00	1,023.19	2.04
Class Y	1,000	0.45%	984.10	2.25	1,022.94	2.29
Class S	1,000	0.42%	983.90	2.10	1,023.09	2.14
Class Z	1,000	0.21%	985.00	1.05	1,024.15	1.07
Class N	1,000	0.95%	981.40	4.74	1,020.42	4.84
Core Opportunities Fund
Class A	$1,000	1.36%	$1,013.00	$6.90	$1,018.35	$6.92
Class L	1,000	1.11%	1,014.30	5.64	1,019.61	5.65
Class Y	1,000	0.95%	1,014.80	4.82	1,020.42	4.84
Class S	1,000	0.85%	1,015.40	4.32	1,020.92	4.33
Class N	1,000	1.66%	1,011.30	8.42	1,016.84	8.44
Blue Chip Growth Fund
Class A	$1,000	1.32%	$1,034.20	$6.77	$1,018.55	$6.72
Class L	1,000	1.08%	1,035.50	5.54	1,019.76	5.50
Class Y	1,000	0.97%	1,036.00	4.98	1,020.32	4.94
Class S	1,000	0.82%	1,036.70	4.21	1,021.07	4.18
Class N	1,000	1.64%	1,032.60	8.40	1,016.94	8.34

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Growth Fund**
Class A	$1,000	1.23%	$1,000.00	$0.51	$1,019.00	$6.26
Class L	1,000	0.99%	1,000.00	0.41	1,020.21	5.04
Class Y	1,000	0.85%	1,000.00	0.35	1,020.92	4.33
Class S	1,000	0.80%	1,000.00	0.33	1,021.17	4.08
Class N	1,000	1.55%	999.00	0.64	1,017.39	7.88
Large Cap Growth Fund
Class A	$1,000	1.38%	$1,057.80	$7.16	$1,018.25	$7.02
Class L	1,000	1.12%	1,059.50	5.81	1,019.56	5.70
Class Y	1,000	0.97%	1,060.80	5.04	1,020.32	4.94
Class S	1,000	0.93%	1,059.90	4.83	1,020.52	4.74
Class N	1,000	1.65%	1,056.30	8.55	1,016.89	8.39
Aggressive Growth Fund
Class A	$1,000	1.36%	$1,102.20	$7.21	$1,018.35	$6.92
Class L	1,000	1.10%	1,103.30	5.83	1,019.66	5.60
Class Y	1,000	0.95%	1,105.40	5.04	1,020.42	4.84
Class S	1,000	0.85%	1,106.10	4.51	1,020.92	4.33
Class N	1,000	1.66%	1,102.70	8.80	1,016.84	8.44
NASDAQ-100 Fund
Class A	$1,000	1.14%	$1,075.00	$5.96	$1,019.46	$5.80
Class L	1,000	0.89%	1,075.80	4.66	1,020.72	4.53
Class Y	1,000	0.76%	1,077.20	3.98	1,021.37	3.87
Class S	1,000	0.65%	1,078.60	3.41	1,021.93	3.31
Class N	1,000	1.44%	1,074.20	7.53	1,017.95	7.32
Focused Value Fund
Class A	$1,000	1.31%	$916.30	$6.33	$1,018.60	$6.67
Class L	1,000	1.05%	917.80	5.08	1,019.91	5.35
Class Y	1,000	0.90%	918.30	4.35	1,020.67	4.58
Class S	1,000	0.80%	918.90	3.87	1,021.17	4.08
Class N	1,000	1.61%	915.40	7.77	1,017.09	8.19
Mid-Cap Value Fund
Class A	$1,000	1.31%	$829.50	$6.04	$1,018.60	$6.67
Class L	1,000	1.07%	831.10	4.94	1,019.81	5.45
Class Y	1,000	0.91%	831.30	4.20	1,020.62	4.63
Class S	1,000	0.81%	831.70	3.74	1,021.12	4.13
Class N	1,000	1.61%	827.50	7.42	1,017.09	8.19
Small Cap Value Equity Fund
Class A	$1,000	1.35%	$841.70	$6.27	$1,018.40	$6.87
Class L	1,000	1.10%	842.30	5.11	1,019.66	5.60
Class Y	1,000	0.95%	843.10	4.41	1,020.42	4.84
Class S	1,000	0.85%	843.50	3.95	1,020.92	4.33
Class N	1,000	1.65%	839.70	7.65	1,016.89	8.39

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Company Value Fund
Class A	$1,000	1.50%	$922.50	$7.27	$1,017.64	$7.63
Class L	1,000	1.25%	923.10	6.06	1,018.90	6.36
Class Y	1,000	1.10%	924.40	5.34	1,019.66	5.60
Class S	1,000	1.06%	925.00	5.14	1,019.86	5.40
Class N	1,000	1.80%	921.00	8.72	1,016.13	9.15
Small Cap Core Equity Fund
Class A	$1,000	1.41%	$860.60	$6.61	$1,018.10	$7.17
Class L	1,000	1.16%	862.00	5.44	1,019.36	5.90
Class Y	1,000	1.01%	861.00	4.74	1,020.11	5.14
Class S	1,000	0.92%	863.00	4.32	1,020.57	4.69
Class N	1,000	1.70%	859.30	7.97	1,016.64	8.64
Mid Cap Growth Equity Fund
Class A	$1,000	1.31%	$1,018.90	$6.67	$1,018.60	$6.67
Class L	1,000	1.06%	1,021.20	5.40	1,019.86	5.40
Class Y	1,000	0.92%	1,021.80	4.69	1,020.57	4.69
Class S	1,000	0.84%	1,021.80	4.28	1,020.97	4.28
Class N	1,000	1.61%	1,018.20	8.19	1,017.09	8.19
Mid Cap Growth Equity II Fund
Class A	$1,000	1.35%	$1,018.20	$6.87	$1,018.40	$6.87
Class L	1,000	1.10%	1,019.30	5.60	1,019.66	5.60
Class Y	1,000	0.95%	1,020.10	4.84	1,020.42	4.84
Class S	1,000	0.86%	1,021.00	4.38	1,020.87	4.38
Class N	1,000	1.65%	1,016.90	8.39	1,016.89	8.39
Small Cap Growth Equity Fund
Class A	$1,000	1.51%	$990.40	$7.58	$1,017.59	$7.68
Class L	1,000	1.26%	991.90	6.33	1,018.85	6.41
Class Y	1,000	1.11%	992.10	5.57	1,019.61	5.65
Class S	1,000	0.97%	993.50	4.87	1,020.32	4.94
Class N	1,000	1.82%	988.90	9.12	1,016.03	9.25
Small Company Growth Fund
Class A	$1,000	1.52%	$927.60	$7.39	$1,017.54	$7.73
Class L	1,000	1.27%	928.80	6.17	1,018.80	6.46
Class Y	1,000	1.11%	929.40	5.40	1,019.61	5.65
Class S	1,000	1.08%	930.30	5.25	1,019.76	5.50
Class N	1,000	1.81%	926.70	8.79	1,016.08	9.20

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Emerging Growth Fund
Class A	$1,000	1.45%	$1,032.50	$7.43	$1,017.90	$7.37
Class L	1,000	1.20%	1,034.70	6.15	1,019.16	6.11
Class Y	1,000	1.05%	1,035.60	5.39	1,019.91	5.35
Class S	1,000	0.95%	1,035.40	4.87	1,020.42	4.84
Class N	1,000	1.75%	1,030.20	8.96	1,016.38	8.89
Diversified International Fund
Class A	$1,000	1.43%	$951.40	$7.03	$1,018.00	$7.27
Class L	1,000	1.18%	953.10	5.81	1,019.26	6.01
Class Y	1,000	1.09%	953.60	5.37	1,019.71	5.55
Class S	1,000	1.00%	953.90	4.92	1,020.16	5.09
Class N	1,000	1.73%	950.00	8.50	1,016.48	8.79
Overseas Fund
Class A	$1,000	1.50%	$959.20	$7.41	$1,017.64	$7.63
Class L	1,000	1.24%	960.70	6.13	1,018.95	6.31
Class Y	1,000	1.19%	961.00	5.88	1,019.21	6.06
Class S	1,000	1.14%	961.10	5.64	1,019.46	5.80
Class N	1,000	1.80%	957.60	8.88	1,016.13	9.15
Destination Retirement Income Fund
Class A	$1,000	0.48%	$1,021.00	$2.45	$1,022.79	$2.45
Class L	1,000	0.23%	1,022.50	1.17	1,024.05	1.17
Class Y	1,000	0.13%	1,022.80	0.66	1,024.55	0.66
Class S	1,000	0.11%	1,023.60	0.56	1,024.65	0.56
Class N	1,000	0.79%	1,020.00	4.02	1,021.22	4.02
Destination Retirement 2010 Fund
Class A	$1,000	0.51%	$1,017.30	$2.59	$1,022.63	$2.60
Class L	1,000	0.26%	1,018.60	1.32	1,023.89	1.33
Class Y	1,000	0.16%	1,018.90	0.81	1,024.40	0.82
Class S	1,000	0.11%	1,018.80	0.56	1,024.65	0.56
Class N	1,000	0.81%	1,014.70	4.11	1,021.12	4.13
Destination Retirement 2020 Fund
Class A	$1,000	0.50%	$999.60	$2.52	$1,022.68	$2.55
Class L	1,000	0.25%	1,000.00	1.26	1,023.95	1.28
Class Y	1,000	0.15%	1,001.10	0.76	1,024.45	0.77
Class S	1,000	0.10%	1,001.60	0.50	1,024.70	0.51
Class N	1,000	0.80%	997.90	4.03	1,021.17	4.08
Destination Retirement 2030 Fund
Class A	$1,000	0.50%	$987.10	$2.50	$1,022.68	$2.55
Class L	1,000	0.25%	988.30	1.25	1,023.95	1.28
Class Y	1,000	0.15%	988.60	0.75	1,024.45	0.77
Class S	1,000	0.10%	989.10	0.50	1,024.70	0.51
Class N	1,000	0.80%	985.70	4.00	1,021.17	4.08

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Destination Retirement 2040 Fund
Class A	$1,000	0.49%	$980.80	$2.45	$1,022.74	$2.50
Class L	1,000	0.24%	982.80	1.20	1,024.00	1.22
Class Y	1,000	0.14%	983.00	0.70	1,024.50	0.71
Class S	1,000	0.09%	982.70	0.45	1,024.75	0.46
Class N	1,000	0.79%	979.30	3.94	1,021.22	4.02
Destination Retirement 2050 Fund**
Class A	$1,000	0.51%	$1,004.00	$0.21	$1,022.63	$2.60
Class L	1,000	0.27%	1,004.00	0.11	1,023.84	1.38
Class Y	1,000	0.15%	1,004.00	0.06	1,024.45	0.77
Class S	1,000	0.10%	1,004.00	0.04	1,024.70	0.51
Class N	1,000	0.80%	1,004.00	0.33	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2007, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**  Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on December 17, 2007, through December 31, 2007, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended December 31, 2007, multiplied by the number of days in the six month period and divided by the number of days in the year.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

February 29, 2008

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.finra.org and www.sipc.org), 1295 State Street, Springfield, MA 01111.

© 2008 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4543 208
C:13867-00

Item 2. Code of Ethics.

As of December 31, 2007, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2007, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Richard H. Ayers and R. Alan Hunter, Jr., both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ayers and Mr. Hunter are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2007 and 2006 were $741,150 and $569,500, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2007 or 2006.

(c)          TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2007 and 2006 were $280,000 and $32,400 respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2007 and 2006.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2007 and 2006 were pre-approved by the committee.

(2) Not applicable.

(f)   Not applicable.

(g)  The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2007 and 2006 were $390,000 and $283,861, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	2/21/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	2/21/08

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/21/08